UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23324

Exact name of registrant as specified in charter:	PGIM ETF Trust

Address of principal executive offices:	655 Broad Street, 6 th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6 th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2026

Date of reporting period:	8/31/2026

Item 1 – Reports to Stockholders
(a) Report transmitted to stockholders pursuant to Rule
30e-1
under the Act (17 CFR
270.30e-1).

PGIM Jennison Focused Growth ETF
TICKER SYMBOL:
PJFG
Listing Exchange:
NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT – August 31, 2026
This annual shareholder report contains important information about the PGIM Jennison Focused Growth ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026.
You can find additional information about the Fund at pgim.com/etf-fund-documents. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the U.S.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Jennison Focused Growth ETF	$79	0.75%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, equities generally advanced but experienced bouts of volatility. Despite sticky inflation, changing expectations for U.S. Federal Reserve policy, concerns about artificial intelligence (AI) capital spending, and geopolitical uncertainty, the advance was driven by a broadening of market leadership beyond mega-cap technology stocks that was supported by resilient earnings.
■
Strong stock selection within the information technology sector, particularly in semiconductor and software companies, was the primary driver of the Fund’s performance relative to its benchmark, the Russell 1000 Growth Index (the “Index”). Positioning within consumer discretionary also added value.
■
Conversely, the largest detractor from relative performance during the period was movies & entertainment positions within the communication services sector.
ETF1010E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/etf-fund-documents or call (888) 247-8090 or (973) 802-2093 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: December 12, 2022 to August 31, 2026 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2026
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	11.36%	25.93% (12/12/2022)
S&P 500 Index*	20.38%	20.05%
Russell 1000 Growth Index	10.82%	22.91%

*The Fund compares its perf
orm
ance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2026?
Fund’s net assets	$ 140,285,245
Number of fund holdings	38
Total advisory fees paid for the year	$ 1,029,170
Portfolio turnover rate for the year	44%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2026?

Industry Classification	% of Net Assets
Semiconductors & Semiconductor Equipment	25.3%
Software	12.4%
Interactive Media & Services	12.4%
Technology Hardware, Storage & Peripherals	9.1%
Broadline Retail	5.8%
Aerospace & Defense	5.1%
Entertainment	4.6%
Pharmaceuticals	4.5%
IT Services	4.1%
Financial Services	3.9%
Automobiles	2.6%
Consumer Staples Distribution & Retail	2.1%
Electrical Equipment	1.9%
Industry Classification	% of Net Assets
Biotechnology	1.6%
Electronic Equipment, Instruments & Components	1.2%
Health Care Equipment & Supplies	1.1%
Diversified Telecommunication Services	0.8%
Electric Utilities	0.8%
Affiliated Mutual Fund - Short-Term Investment	0.7%
100.0%
Liabilities in excess of other assets	(0.0)%*
100.0%

*	Less than 0.05%

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/etf-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial information, Fund holdings, and proxy voting information. You can also request this information
by contacting us at (888) 247-8090 or
(973) 802-2093 from outside the U.S.

To receive your fund documents online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM Jennison Focused Growth ETF

TICKER SYMBOL	PJFG
CUSIP	69344A875
ETF1010E

PGIM Jennison Focused International Equity ETF
(Formerly, PGIM Jennison International Opportunities ETF)
TICKER SYMBOL:
PJIO
Listing Exchange:
NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT – Au
g
ust 31, 2026
This annual shareholder report contains important information about the PGIM Jennison Focused International Equity ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026.
You can find additional information about the Fund at pgim.com/etf-fund-documents. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the U.S.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Jennison Focused International Equity ETF	$87	0.86%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
International equities, as represented by the Fund’s benchmark, the MSCI ACWI ex USA Index (the “Index”), saw strong gains and outperformed U.S. equities, as represented by the S&P 500 Index, during the reporting period. Resilient corporate earnings and substantial artificial intelligence (AI)-related investment supported performance, particularly among Asian semiconductor and technology companies, while investors grew more selective about companies demonstrating sustainable earnings and cash-flow benefits from AI spending.
■
The Fund’s best-performing positions relative to the Index were concentrated in Asian technology, particularly semiconductors. Biotechnology, within healthcare, also bolstered relative results, as did an underweight to consumer staples.
■
Retail and luxury goods were notable areas of relative weakness in consumer discretionary, while aerospace & defense holdings drove underperformance in industrials.
ETF1016E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/etf-fund-documents or call (888) 247-8090 or (973) 802-2093 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: December 14, 2023 to August 31, 2026 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2026
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	2.27%	9.14% (12/14/2023)
MSCI ACWI ex USA Index (ND)	27.35%	21.72%

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2026?
Fund’s net assets	$ 60,006,882
Number of fund holdings	27
Total advisory fees paid for the year	$ 249,543
Portfolio turnover rate for the year	130%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2026?

Industry Classification	% of Net Assets
Semiconductors & Semiconductor Equipment	24.4%
Aerospace & Defense	18.3%
Electrical Equipment	14.2%
Textiles, Apparel & Luxury Goods	6.5%
Biotechnology	4.8%
Pharmaceuticals	4.6%
Technology Hardware, Storage & Peripherals	4.4%
Specialty Retail	3.9%
Electronic Equipment, Instruments & Components	3.7%
Personal Care Products	3.0%
Industry Classification	% of Net Assets
Entertainment	2.9%
IT Services	2.8%
Affiliated Mutual Fund - Short-Term Investment	2.7%
Hotels, Restaurants & Leisure	2.6%
Software	2.4%
101.2%
Liabilities in excess of other assets	(1.2)%
100.0%

WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND THIS YEAR?
The Board of Trustees of PGIM ETF Trust approved the following changes effective August 1, 2026: (i) changing the name of the Fund from PGIM Jennison International Opportunities ETF to PGIM Jennison Focused International Equity ETF; (ii) certain revisions to the principal investment strategy of the Fund; and (iii) a reduction in the existing contractual management fee payable by the Fund to PGIM Investments LLC, the Fund’s investment adviser, from 0.90% to 0.54% of the Fund’s daily average net assets. As part of the modifications to the Fund’s principal investment strategy, the Fund will invest a substantial portion of its assets in a smaller number of issuers. As a result, the Fund's principal risk disclosure was revised to include Concentration Risk as a principal risk of the Fund.
For more complete information, you should review the Fund’s next prospectus, which we expect to be available by October 30, 2026 at pgim.com/investments/etfs/prospectuses-fact-sheets or by request at (800) 225-1852.
ADDITIONAL INFORMATION
You can find additional information at
pgim.com/etf-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial information, Fund holdings, and proxy voting information. You can also request this information by contacting us at (888) 247-8090 or
(973) 802-2093 from outside the U.S.

To receive your fund documents online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM Jennison Focused International Equity ETF

TICKER SYMBOL	PJIO
CUSIP	69344A818
ETF1016E

PGIM Jennison Focused Mid-Cap ETF
TICKER SYMBOL:
PJFM
Listing Exchange:
Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT – August 31, 2026
This annual shareholder report contains important information about the PGIM Jennison Focused Mid-Cap ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026.
You can find additional information about the Fund at pgim.com/etf-fund-documents. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the U.S.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Jennison Focused Mid-Cap ETF	$51	0.49%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, equities generally advanced but experienced bouts of volatility. Despite sticky inflation, changing expectations for U.S. Federal Reserve policy, concerns about artificial intelligence (AI) capital spending, and geopolitical uncertainty, the advance was driven by a broadening of market leadership beyond mega-cap technology stocks that was supported by resilient earnings. For the whole period, mid-cap stocks, as represented by the Russell Midcap Index (the “Index”), generated solid gains but slightly trailed the broad market, as represented by the S&P 500 Index.
■
The Fund benefited most from strong stock selection in industrials, materials, and consumer discretionary. Within these areas, holdings in trading companies & distributors, metals & mining, containers & packaging, chemicals, and apparel contributed positively to performance relative to the Index.
■
The most significant detractors from relative performance included stock selection in information technology, financials, communication services, and energy. Within these areas, holdings in software, insurance, and interactive media underperformed the Index by the greatest margin.
ETF1015E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/etf-fund-documents or call (888) 247-8090 or (973) 802-2093 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: December 14, 2023 to August 31, 2026 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2026
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	9.32%	11.33% (12/14/2023)
S&P 500 Index*	20.38%	22.39%
Russell Midcap Index	17.94%	18.75%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2026?
Fund’s net assets	$ 19,791,367
Number of fund holdings	51
Total advisory fees paid for the year	$ 81,273
Portfolio turnover rate for the year	126%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2026?

Industry Classification	% of Net Assets
Insurance	9.8%
Multi-Utilities	7.0%
Banks	5.5%
Electronic Equipment, Instruments & Components	5.2%
Oil, Gas & Consumable Fuels	5.0%
Biotechnology	4.9%
Semiconductors & Semiconductor Equipment	4.8%
Electrical Equipment	4.7%
Machinery	4.4%
Energy Equipment & Services	4.1%
Software	3.8%
Trading Companies & Distributors	3.8%
Real Estate Management & Development	3.4%
Specialized REITs	3.1%
Metals & Mining	3.1%
Hotels, Restaurants & Leisure	2.5%
Communications Equipment	2.5%
Specialty Retail	2.5%
Containers & Packaging	2.5%
Industry Classification	% of Net Assets
Textiles, Apparel & Luxury Goods	2.1%
Office REITs	2.0%
Marine Transportation	1.8%
Aerospace & Defense	1.8%
Life Sciences Tools & Services	1.5%
Chemicals	1.5%
Household Durables	1.4%
Health Care Providers & Services	1.3%
Capital Markets	1.0%
Health Care Equipment & Supplies	1.0%
Consumer Staples Distribution & Retail	0.8%
Entertainment	0.7%
Affiliated Mutual Fund - Short-Term Investment	0.5%
100.0%
Other assets in excess of liabilities	0.0%*
100.0%

*	Less than 0.05%

WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND THIS YEAR?
For the year ended August 31, 2026, total annual Fund operating expenses after waivers and/or expense reimbursement increased from 0.41% in the year ended August 31, 2025, to 0.49% due to the expiration of a voluntary fee waiver on a portion of the Fund's unitary management fee on December 31, 2024.
For more complete information, you should review the Fund’s next prospectus, which we expect to be available by October 30, 2026 at pgim.com/investments/etfs/prospectuses-fact-sheets or by request at (800) 225-1852.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/etf-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial information, Fund holdings, and proxy voting information. You can also request this information by contacting us at (888) 247-8090 or
(973) 802-2093 from outside the U.S.

To receive your fund documents online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM Jennison Focused Mid-Cap ETF

TICKER SYMBOL	PJFM
CUSIP	69344A792
ETF1015E

PGIM Jennison Focused Value ETF
TICKER SYMBOL:
PJFV
Listing Exchange:
NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT – August 31, 2026
This annual shareholder report contains important information about the PGIM Jennison Focused Value ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026.
You can find additional information about the Fund at pgim.com/etf-fund-documents. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the U.S.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Jennison Focused Value ETF	$68	0.59%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
Equity markets generated positive returns during the reporting period despite bouts of market turbulence. Persistent inflation, evolving U.S. Federal Reserve expectations, Middle East geopolitical tensions, coupled with intermittent weakness in technology leadership, in part due to concern over artificial intelligence (AI)-related valuations, shaped investor sentiment. Additionally, a broadening of market leadership beyond mega-cap technology stocks, supported by resilient corporate earnings, bolstered value stocks, as represented by the Russell 1000 Value Index (“the Index”), which significantly outperformed growth stocks, as represented by the Russell 1000 Growth Index during the period.
■
Stock selection within financials (led by insurance and banks) and consumer discretionary (driven by household durables and automobiles) contributed the most to the Fund’s performance relative to the Index. An overweight to information technology, an underweight to consumer staples, and no exposure to real estate also added value.
■
Conversely, stock selection within information technology (especially semiconductors & semiconductor equipment), industrials (driven by aerospace & defense), energy (oil, gas & consumable fuels), and materials (especially chemicals), along with overweights to utilities and consumer discretionary, detracted the most from relative performance.
ETF1009E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/etf-fund-documents or call (888) 247-8090 or (973) 802-2093 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: December 12, 2022 to August 31, 2026 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2026
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	29.50%	21.38% (12/12/2022)
S&P 500 Index*	20.38%	20.05%
Russell 1000 Value Index	29.72%	16.02%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2026?
Fund’s net assets	$ 148,234,799
Number of fund holdings	36
Total advisory fees paid for the year	$ 325,848
Portfolio turnover rate for the year	62%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2026?

Industry Classification	% of Net Assets
Banks	12.9%
Oil, Gas & Consumable Fuels	9.2%
Technology Hardware, Storage & Peripherals	7.6%
Semiconductors & Semiconductor Equipment	7.2%
Pharmaceuticals	6.3%
Software	6.2%
Interactive Media & Services	4.9%
Broadline Retail	4.9%
Multi-Utilities	4.7%
Machinery	3.6%
Consumer Staples Distribution & Retail	3.5%
Household Durables	3.4%
Biotechnology	2.9%
Industry Classification	% of Net Assets
Aerospace & Defense	2.8%
Affiliated Mutual Fund - Short-Term Investment	2.6%
Insurance	2.6%
Industrial Conglomerates	2.6%
Electrical Equipment	2.5%
Automobiles	2.5%
Ground Transportation	2.4%
Capital Markets	2.4%
Building Products	2.2%
99.9%
Other assets in excess of liabilities	0.1%
100.0%

WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND THIS YEAR?
Effective July 1, 2026, the Fund’s unitary management fee was reduced from 0.75% to 0.33% of the Fund’s daily average net assets. At a meeting held on June 9-10, 2026, the Board of Trustees of the PGIM ETF Trust and the Board of Directors of The Prudential Investment Portfolios, Inc., approved an Agreement and Plan of Reorganization pursuant to which the PGIM Jennison Focused Value Fund, a series of The Prudential Investment Portfolios, Inc., will be reorganized with and into the PGIM Jennison Focused Value ETF, and the PGIM Jennison Focused Value Fund will be liquidated (such reorganization and liquidation, the “Reorganization”). The Reorganization does not require shareholder approval and is expected to close in the first quarter of 2027.
For more complete information, you should review the Fund’s next prospectus, which we expect to be available by October 30, 2026 at pgim.com/investments/etfs/prospectuses-fact-sheets or by request at (800) 225-1852.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/etf-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial information, Fund holdings, and proxy voting information. You can also request this information by contacting us at (888) 247-8090 or
(973) 802-2093 from outside the U.S.

To receive your fund documents online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM Jennison Focused Value ETF

TICKER SYMBOL	PJFV
CUSIP	69344A867
ETF1009E

PGIM Jennison U.S. Core Equity ETF
TICKER SYMBOL:
PJUS
Listing Exchange:
Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT – August 31, 2026
This annual shareholder report contains important information about the PGIM Jennison U.S. Core Equity ETF (the “Fund”) for the period of May 20, 2026 to August 31, 2026.
You can find additional information about the Fund at pgim.com/etf-fund-documents. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the U.S.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Jennison U.S. Core Equity ETF	$5	0.19%
This report covers a period less than full fiscal year. Expenses for a full fiscal year would be higher than the figures shown.
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
Equity markets generated positive returns during the reporting period despite bouts of market turbulence. Persistent inflation, evolving U.S. Federal Reserve expectations, Middle East geopolitical tensions, coupled with intermittent weakness in technology leadership in part due to concern over artificial intelligence (AI)-related valuations, shaped investor sentiment. Additionally, a broadening of market leadership beyond mega-cap technology stocks, supported by resilient corporate earnings, bolstered value stocks, as measured by the Russell 1000 Value Index, which significantly outperformed growth stocks, as measured by the Russell 1000 Growth Index.
■
Positioning within information technology, especially security selection in select hardware and semiconductor equipment companies, along with stock selection in energy (primarily in oil & gas storage & transportation), industrials (driven by machinery), and consumer discretionary (led by automobiles) were the primary drivers of the Fund’s performance relative to its benchmark, the Russell 1000 Index (the “Index”) since the Fund’s inception on May 20, 2026.
■
Conversely, positioning within healthcare (especially no exposure to life sciences tools & services) and an overweight to communication services were the largest detractors from relative performance.
ETF1030E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/etf-fund-documents or call (888) 247-8090 or (973) 802-2093 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: May 20, 2026 to August 31, 2026 Initial Investment of $10,000

Total Returns as of 8/31/2026
Since Inception (%)
Net Asset Value (NAV)	4.89% (5/20/2026)
S&P 500 Index*	1.68%
Russell 1000 Index	1.94%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2026?
Fund’s net assets	$ 6,817,462
Number of fund holdings	98
Total advisory fees paid for the period	$ 3,576
Portfolio turnover rate for the period	23%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2026?

Industry Classification	% of Net Assets
Semiconductors & Semiconductor Equipment	16.6%
Technology Hardware, Storage & Peripherals	9.2%
Interactive Media & Services	8.6%
Banks	8.4%
Software	6.6%
Oil, Gas & Consumable Fuels	4.7%
Broadline Retail	4.0%
Insurance	3.8%
Pharmaceuticals	3.0%
Ground Transportation	2.5%
Aerospace & Defense	2.4%
Machinery	2.4%
Health Care Providers & Services	2.1%
Entertainment	2.0%
Specialty Retail	1.9%
Diversified Telecommunication Services	1.6%
Communications Equipment	1.6%
Automobiles	1.6%
IT Services	1.6%
Biotechnology	1.5%
Electrical Equipment	1.3%
Industry Classification	% of Net Assets
Beverages	1.3%
Financial Services	1.2%
Consumer Staples Distribution & Retail	1.2%
Industrial REITs	0.9%
Household Durables	0.8%
Industrial Conglomerates	0.7%
Residential REITs	0.6%
Specialized REITs	0.6%
Energy Equipment & Services	0.6%
Electronic Equipment, Instruments & Components	0.5%
Affiliated Mutual Fund - Short-Term Investment	0.5%
Multi-Utilities	0.5%
Building Products	0.5%
Others*	3.0%
100.3%
Liabilities in excess of other assets	(0.3)%
100.0%

*	Consists of Industries that each make up less than 0.5% of the Fund's net assets

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/etf-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial information, Fund holdings, and proxy voting information. You can also request this information by contacting us at (888) 247-8090 or
(973) 802-2093 from outside the U.S.

To receive your fund documents online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM Jennison U.S. Core Equity ETF

TICKER SYMBOL	PJUS
CUSIP	69344A693
ETF1030E

PGIM Portfolio Ballast ETF
TICKER SYMBOL:
PBL
Listing Exchange:
Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT – August 31, 2026
This annual shareholder report contains important information about the PGIM Portfolio Ballast ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026.
You can find additional information about the Fund at pgim.com/etf-fund-documents. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the U.S.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Portfolio Ballast ETF	$48	0.45%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
U.S. equities performed strongly during the reporting period, with the S&P 500 Index returning over 20%. U.S. bonds also gained, with the Bloomberg US Government Intermediate Bond Index up 1.5%. The CBOE Volatility Index peaked at 31.1 on March 27, 2026, but finished the period slightly lower than where it began, closing at 14.9 versus 15.4 at the start of the period.
■
The Fund benefited primarily from equity market appreciation, as average equity exposure during the period was 68%, higher than the baseline 60%.
■
Fixed income exposure also added value during the period, as bonds appreciated slightly.
■
As expected, option time decay, which is the reduction in the value of an option as the time to the expiration date approaches, weighed on performance. Overall, the Fund performed as expected during the period, providing 71% participation in the S&P 500 Index.
■
The Fund invests primarily in FLEX long-term call options on the SPDR® S&P 500 ETF (SPY) and other exchange-traded funds (ETFs) designed to track the S&P 500 to implement equity exposure and provide market participation. Additionally, the Fund invests in U.S. Treasuries and cash for managing targeted duration to help reduce equity downside, and at times, uses S&P 500 index futures and U.S. Treasury futures to manage exposures to those asset classes. These exposures had a positive impact on the Fund’s performance during the period.
ETF1011E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/etf-fund-documents or call (888) 247-8090 or (973) 802-2093 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: December 12, 2022 to August 31, 2026 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2026
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	14.12%	13.35% (12/12/2022)
S&P 500 Index	20.38%	20.05%
Custom Blended Index	12.67%	13.33%

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s
inception
date.
WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2026?
Fund’s net assets	$ 79,744,404
Number of fund holdings	10
Total advisory fees paid for the year	$ 343,818
Portfolio turnover rate for the year	40%

WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2026?
Investment Allocation	% of Net Assets
U.S. Treasury Obligations	49.3%
Options Purchased	27.4%
Affiliated Mutual Fund - Short-Term Investment	11.1%
Unaffiliated Exchange-Traded Funds - Fixed Income	8.3%
Unaffiliated Exchange-Traded Funds - Equity	3.3%
99.4%
Other assets in excess of liabilities	0.6%
100.0%

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/etf-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial information, Fund holdings, and proxy voting information. You can also request this information by contacting us at
(888) 247-8090 or
(973) 802-2093
from outside the U.S.

To receive your fund documents online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM Portfolio Ballast ETF

TICKER SYMBOL	PBL
CUSIP	69344A859
ETF1011E

PGIM AAA CLO ETF
TICKER SYMBOL:
PAAA
Listing Exchange:
NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT – August 31, 2026
This annual shareholder report contains important information about the PGIM AAA CLO ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026.
You can find additional information about the Fund at pgim.com/etf-fund-documents. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the U.S.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM AAA CLO ETF	$19	0.19%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
Collateralized loan obligation (CLO) AAA spreads rallied approximately 10 basis points (bps) over the reporting period. The spread-tightening environment was driven by robust demand for the asset class despite elevated supply throughout the period. The Fund outperformed its benchmark, the JP Morgan CLOIE AAA Index (the “Index”) by 8 bps over the period.
■
The following strategies contributed most to the Fund’s performance during the period: The Fund was invested entirely in AAA-rated CLO bonds. Within its AAA allocation, the Fund had a senior AAA concentration of approximately 99.95%, greater than that of the benchmark, which held approximately 96.7% senior AAAs. Overall, the portfolio’s rating composition largely matched that of the Index throughout the period.
■
The following strategies detracted from performance during the period: The Fund’s net assets increased by approximately $8.3 billion over the period, causing some marginal cash drag. As of the end of the period, the Fund had a nominal spread (carry) of approximately 3M SOFR+126, compared to the carry of the Index of approximately 3M SOFR+127.
ETF1012E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/etf-fund-documents or call (888) 247-8090 or (973) 802-2093 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: July 19, 2023 to August 31, 2026 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2026
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	4.89%	6.42% (7/19/2023)
Bloomberg US Aggregate Bond Index*	1.89%	3.75%
JP Morgan CLOIE AAA Index	5.03%	6.22%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2026?
Fund’s net assets	$ 12,575,406,275
Number of fund holdings	312
Total advisory fees paid for the year	$ 14,782,846
Portfolio turnover rate for the year	35%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2026?
Credit Quality expressed as a percentage of total investments as of 8/31/2026 (%)
AAA	94.5
Cash/Cash Equivalents	5.5
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. The Not Rated (NR) category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/etf-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial information, Fund holdings, and proxy voting information. You can also request this information by contacting us at (888) 247-8090 or
(973) 802-2093 from outside the U.S.

To receive your fund documents online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM AAA CLO ETF

TICKER SYMBOL	PAAA
CUSIP	69344A834
ETF1012E

PGIM AAA CLO Aggregate Duration ETF
TICKER SYMBOL:
AAAD
Listing Exchange:
NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT – August 31, 2026
This annual shareholder report contains important information about the PGIM AAA CLO Aggregate Duration ETF (the “Fund”) for the period of June 1, 2026 to August 31, 2026.
You can find additional information about the Fund at pgim.com/etf-fund-documents. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the U.S.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM AAA CLO Aggregate Duration ETF	$0*	0.01%
*Amount rounds to zero.This report covers a period less than full fiscal year. Expenses for a full fiscal year would be higher than the figures shown.
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
Collateralized loan obligation (CLO) AAA spreads rallied approximately 10 basis points (bps) over the one-year period ended August 31, 2026, providing a supportive full-year backdrop. The spread-tightening environment was driven by robust demand for the asset class despite elevated supply throughout the period. From its inception on June 1, 2026, through August 31, 2026 (the reporting period), the Fund outperformed its benchmark, the Bloomberg US Aggregate Bond Index (the “Index”) by approximately 46 bps.
■
The following strategies contributed most to the Fund’s performance during the reporting period: The Fund’s primary holding was the PGIM AAA CLO ETF (PAAA), representing approximately 96% of the Fund’s market value as of the end of the period. The remaining positions were a combination of Treasuries and derivatives used to extend duration. The Fund’s carry of SOFR+129 OAS outperformed the Index’s carry of SOFR+59 OAS.
■
The Fund’s interest rate duration at the end of the period was 5.68 years, shorter than the Index’s interest rate duration of 5.76 years. The Fund had a market value of approximately $25.8 million at the end of the period.
■
No holdings detracted from the Fund’s relative performance during the period.
ETF1032E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/etf-fund-documents or call (888) 247-8090 or (973) 802-2093 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: June 1, 2026 to August 31, 2026 Initial Investment of $10,000

Total Returns as of 8/31/2026
Since Inception (%)
Net Asset Value (NAV)	-0.31% (6/1/2026)
JP Morgan CLOIE AAA Index	1.22%
Bloomberg US Aggregate Bond Index*	-0.68%

*The Fund compares its performance against this broad-based index in response to regulatory requirements
.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2026?
Fund’s net assets	$ 25,856,040
Number of fund holdings	32
Total advisory fees paid for the period	$ 881
Portfolio turnover rate for the period	0%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2026?
Credit Quality expressed as a percentage of total investments as of 8/31/2026 (%)
AAA	100.7
Not Rated	(0.7)
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. The Not Rated (NR) category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/etf-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial information, Fund holdings, and proxy voting information. You can also request this information by contacting us at (888) 247-8090 or
(973) 802-2093 from outside the U.S.

To receive your fund documents online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM AAA CLO Aggregate Duration ETF

TICKER SYMBOL	AAAD
CUSIP	69344A727
ETF1032E

PGIM Active Aggregate Bond ETF
TICKER SYMBOL:
PAB
Listing Exchange:
NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT – August 31, 2026
This annual shareholder report contains important information about the PGIM Active Aggregate Bond ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026.
You can find additional information about the Fund at pgim.com/etf-fund-documents. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the U.S.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Active Aggregate Bond ETF	$18	0.18%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, fixed income credit spreads proved resilient, remaining in historically tight ranges, supported by strong earnings despite heavy artificial intelligence (AI)-related issuance and headline-driven volatility. The U.S. Federal Reserve’s (Fed) view that tariff-related inflation would be transitory combined with increasing downside risks to the labor market helped pave the way for three 25-basis-point rate cuts in the second half of 2025; however, higher energy costs and lingering tariff-related price pressures renewed inflation concerns in 2026. At the same time, U.S. economic activity continued to be supported by AI-related investment, stronger-than-expected consumption in Q2 of 2026, and a labor market that showed signs of stabilization. Although more hawkish Fed communication led markets to reprice monetary policy expectations toward a potential rate hike, the Federal Open Market Committee (FOMC) held rates steady (3.50%–3.75% target range) at the July meeting. Over the period, U.S. Treasury yields rose, and the curve bear-steepened.
■
The following strategies contributed most to the Fund’s performance relative to the Bloomberg US Aggregate Bond Index (the “Index”) during the period: overweights to the U.S. investment-grade corporate, AAA collateralized loan obligation (CLO), mortgage-backed securities (MBS), AAA non-agency commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) sectors; security selection in U.S. investment-grade corporates, MBS, ABS, and emerging-market investment grade bonds; and credit positioning in technology and media & entertainment.
■
The following strategies detracted from performance relative to the Index during the period: yield curve positioning.
■
The Fund uses derivatives to facilitate the implementation of the overall investment approach. During the period, the Fund used swaps and futures to help manage duration positioning and yield curve exposure. In aggregate, these positions contributed to performance.
ETF1006E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/etf-fund-documents or call (888) 247-8090 or (973) 802-2093 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: April 12, 2021 to August 31, 2026 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2026
	One Year (%)	Five Years (%)	Since Inception (%)
Net Asset Value (NAV)	2.07%	-0.23%	0.26% (4/12/2021)
Bloomberg US Aggregate Bond Index	1.89%	-0.29%	0.24%

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2026?
Fund’s net assets	$ 98,399,271
Number of fund holdings	445
Total advisory fees paid for the year	$ 161,649
Portfolio turnover rate for the year	175%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2026?
Credit Quality expressed as a percentage of total investments as of 8/31/2026 (%)
AAA	44.1
AA	32.8
A	6.6
BBB	8.8
Not Rated	8.5
Cash/Cash Equivalents	(0.8)
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. The Not Rated (NR) category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/etf-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial information, Fund holdings, and proxy voting information. You can also request this information by contacting us at (888) 247-8090 or
(973) 802-2093 from outside the U.S.

To receive your fund documents online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM Active Aggregate Bond ETF

TICKER SYMBOL	PAB
CUSIP	69344A701
ETF1006E

PGIM Active High Yield Bond ETF
TICKER SYMBOL:
PHYL
Listing Exchange:
CBOE BZX EXCHANGE, INC.
(Prior to October 29, 2026, NYSE ARCA, INC.)
ANNUAL SHAREHOLDER REPORT – August 31, 2026
This annual shareholder report contains important information about the PGIM Active High Yield Bond ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026.
You can find additional information about the Fund at pgim.com/etf-fund-documents. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the U.S.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Active High Yield Bond ETF	$40	0.39%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
U.S. high-yield bonds posted gains over the reporting period, as overall solid corporate earnings and resilient market technicals held firm against a challenging environment marked by whipsawing geopolitical tensions and U.S. Federal Reserve policy expectations. With spreads now back to year-to-date tights, PGIM Credit believes risks are skewed to the downside. However, elevated rate markets and range-bound high-yield spreads create an attractive carry environment. While bouts of geopolitical-driven volatility are likely over the near term, the current fiscal and monetary outlooks are supportive for credit fundamentals and economic growth.
■
The following strategies contributed the most to the Fund’s performance relative to the Bloomberg US High Yield Very Liquid Index (the “Index”) during the period: security selection in telecom, transportation & environmental services, and retailers & restaurants; industry underweights to technology, property & casualty, and airlines; an underweight to the U.S. high-yield corporate sector; and allocations to the emerging-market high-yield corporate and AAA collateralized loan obligation sectors.
■
The following strategies detracted the most from relative performance during the period: security selection in cable & satellite, health care & pharmaceutical, and paper & packaging; industry underweights to upstream energy and media & entertainment, and an overweight to building materials & home construction; sector allocations to U.S. bank loans and U.S. investment-grade corporates.
■
The Fund uses derivatives to facilitate the implementation of the overall investment approach. During the period, the Fund used swaps, forwards, and futures to help manage duration positioning and yield curve exposure. In aggregate, these positions contributed to performance.
ETF1001E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/etf-fund-documents or call (888) 247-8090 or (973) 802-2093 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: September 24, 2018 to August 31, 2026 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2026
	One Year (%)	Five Years (%)	Since Inception (%)
Net Asset Value (NAV)	4.42%	3.88%	5.50% (9/24/2018)
Bloomberg US Aggregate Bond Index*	1.89%	-0.29%	1.92%
Bloomberg US High Yield Very Liquid Index	5.11%	3.97%	4.96%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2026?
Fund’s net assets	$ 1,417,215,311
Number of fund holdings	819
Total advisory fees paid for the year	$ 4,019,270
Portfolio turnover rate for the year	76%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2026?
Credit Quality expressed as a percentage of total investments as of 8/31/2026 (%)
AAA	2.2
AA	0.1
A	0.1
BBB	7.3
BB	55.0
B	27.4
CCC	6.6
D	0.2
Not Rated	1.5
Cash/Cash Equivalents	(0.5)
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. The Not Rated (NR) category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/etf-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial information, Fund holdings, and proxy voting information. You can also request this information by contacting us at (888) 247-8090 or
(973) 802-2093 from outside the U.S.

To receive your fund documents online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM
Active
High
Yield
Bond
ETF

TICKER SYMBOL	PHYL
CUSIP	69344A206
ETF1001E

PGIM Corporate Bond 0-5 Year ETF
TICKER SYMBOL:
PCS
Listing Exchange:
Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT – August 31, 2026
This annual shareholder report contains important information about the PGIM Corporate Bond 0-5 Year ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026.
You can find additional information about the Fund at pgim.com/etf-fund-documents. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the U.S.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Corporate Bond 0-5 Year ETF	$20	0.20%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, the Federal Open Market Committee (FOMC) cut rates three times in the second half of 2025, lowering the federal funds target range to 3.50%–3.75%. In 2026, increasingly hawkish communication from the U.S. Federal Reserve (Fed) prompted markets to shift from pricing a potential rate cut toward the possibility of a rate hike. Real GDP slowed to 1.5% annualized in the second quarter of 2026 from 3.8% a year earlier, though activity remained supported by artificial intelligence (AI)-related investment, resilient consumption, and a stabilizing labor market. U.S. corporates fundamentals were also supported by strong second quarter earnings, while demand remained firm despite heavy AI-related issuance and headline-driven volatility, leading Bloomberg US Corporate Investment Grade Index spreads to widen modestly.
■
The following strategies contributed most to the Fund’s performance relative to the Bloomberg US Corporate 0-5 Year Index (the “Index”) during the period: security selection in U.S. investment-grade corporates, and credit positioning in media & entertainment, technology, and banking.
■
Sector positioning in the U.S. investment-grade corporate sector detracted the most from the Fund’s relative performance.
■
The Fund uses derivatives to facilitate the implementation of the overall investment approach. During the period, the Fund used financial futures to help manage duration positioning and yield curve exposure. Positions in financial futures contributed to performance.
ETF1027E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/etf-fund-documents or call (888) 247-8090 or (973) 802-2093 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: July 29, 2025 to August 31, 2026 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2026
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	3.07%	3.71% (7/29/2025)
Bloomberg US Aggregate Bond Index*	1.89%	2.87%
Bloomberg US Corporate 0-5 Year Index	3.04%	3.72%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the
Fund
since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2026?
Fund’s net assets	$ 639,004,492
Number of fund holdings	304
Total advisory fees paid for the year	$ 772,149
Portfolio turnover rate for the year	75%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2026?
Credit Quality expressed as a percentage of total investments as of 8/31/2026 (%)
AAA	1.5
AA	15.6
A	35.8
BBB	44.6
Cash/Cash Equivalents	2.6
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. The Not Rated (NR) category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/etf-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial information, Fund holdings, and proxy voting information. You can also request this information by contacting us at (888) 247-8090 or
(973) 802-2093 from outside the U.S.

To receive your fund documents online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM Corporate Bond 0-5 Year ETF

TICKER SYMBOL	PCS
CUSIP	69344A750
ETF1027E

PGIM Corporate Bond 5-10 Year ETF
TICKER SYMBOL:
PCI
Listing Exchange:
Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT – August 31, 2026
This annual shareholder report contains important information about the PGIM Corporate Bond 5-10 Year ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026.
You can find additional information about the Fund at pgim.com/etf-fund-documents. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the U.S.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Corporate Bond 5-10 Year ETF	$25	0.25%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, the Federal Open Market Committee (FOMC) cut rates three times in the second half of 2025, lowering the federal funds target range to 3.50%–3.75%. In 2026, increasingly hawkish communication from the U.S. Federal Reserve (Fed) prompted markets to shift from pricing a potential rate cut toward the possibility of a rate hike. Real GDP slowed to 1.5% annualized in the second quarter of 2026 from 3.8% a year earlier, though activity remained supported by artificial intelligence (AI)-related investment, resilient consumption, and a stabilizing labor market. U.S. corporates fundamentals were also supported by strong second quarter earnings, while demand remained firm despite heavy AI-related issuance and headline-driven volatility, leading Bloomberg US Corporate Investment Grade Index spreads to widen modestly.
■
The following strategies contributed most to the Fund’s performance relative to the Bloomberg US Corporate 5-10 Year Index (the “Index”) during the period: security selection in U.S. investment-grade corporates; credit positioning in media & entertainment, banking, consumer non-cyclicals, automotives, and property & casualty; and an overweight to the U.S. investment-grade corporate sector.
■
During the period, the Fund’s yield curve positioning detracted most from performance.
■
The Fund uses derivatives to facilitate the implementation of the overall investment approach. During the period, the Fund used futures to help manage duration positioning and yield curve exposure. These positions contributed to performance.
ETF1027E1

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/etf-fund-documents or call (888) 247-8090 or (973) 802-2093 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: July 29, 2025 to August 31, 2026 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2026
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	2.03%	2.95% (7/29/2025)
Bloomberg US Aggregate Bond Index*	1.89%	2.87%
Bloomberg US Corporate 5-10 Year Index	1.93%	3.01%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2026?
Fund’s net assets	$ 527,141,797
Number of fund holdings	282
Total advisory fees paid for the year	$ 907,129
Portfolio turnover rate for the year	88%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2026?
Credit Quality expressed as a percentage of total investments as of 8/31/2026 (%)
AAA	2.6
AA	15.6
A	38.8
BBB	41.9
Cash/Cash Equivalents	1.1
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. The Not Rated (NR) category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/etf-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial information, Fund holdings, and proxy voting information. You can also request this information by contacting us at (888) 247-8090 or
(973) 802-2093 from outside the U.S.

To receive your fund documents online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM Corporate Bond 5-10 Year ETF

TICKER SYMBOL	PCI
CUSIP	69344A743
ETF1027E1

PGIM Corporate Bond 10+ Year ETF
TICKER SYMBOL:
PCL
Listing Exchange:
Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT – August 31, 2026
This annual shareholder report contains important information about the PGIM Corporate Bond 10+ Year ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026.
You can find additional information about the Fund at pgim.com/etf-fund-documents. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the U.S.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Corporate Bond 10+ Year ETF	$25	0.25%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, the Federal Open Market Committee (FOMC) cut rates three times in the second half of 2025, lowering the federal funds target range to 3.50%–3.75%. In 2026, increasingly hawkish communication from the U.S. Federal Reserve (Fed) prompted markets to shift from pricing a potential rate cut toward the possibility of a rate hike. Real GDP slowed to 1.5% annualized in the second quarter of 2026 from 3.8% a year earlier, though activity remained supported by artificial intelligence (AI)-related investment, resilient consumption, and a stabilizing labor market. U.S. corporates fundamentals were also supported by strong second quarter earnings, while demand remained firm despite heavy AI-related issuance and headline-driven volatility, leading Bloomberg US Corporate Investment Grade Index spreads to widen modestly.
■
The following strategies contributed most to the Fund’s performance relative to the Bloomberg US Corporate 10+ Year Index (the “Index”) during the period: security selection in U.S. investment-grade corporates and U.S. Treasuries; credit positioning in upstream energy, banking, healthcare & pharmaceuticals, property & casualty, media & entertainment, life insurance, cable & satellite, midstream energy, aerospace & defense, and capital goods; yield curve positioning; and an overweight to the taxable municipal bond sector.
■
The following strategies detracted from relative performance during the period: an overweight to the U.S. investment-grade corporate sector; credit positioning in technology and telecom; security selection in taxable municipal bonds; and duration positioning.
■
The Fund uses derivatives to facilitate the implementation of the overall investment approach. During the period, the Fund used futures to help manage duration positioning and yield curve exposure. These positions contributed to performance.
ETF1027E12

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/etf-fund-documents or call (888) 247-8090 or (973) 802-2093 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: July 29, 2025 to August 31, 2026 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2026
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	1.00%	1.32% (7/29/2025)
Bloomberg US Aggregate Bond Index*	1.89%	2.87%
Bloomberg US Corporate 10+ Year Index	0.89%	1.44%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2026?
Fund’s net assets	$ 72,710,321
Number of fund holdings	172
Total advisory fees paid for the year	$ 189,144
Portfolio turnover rate for the year	44%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2026?
Credit Quality expressed as a percentage of total investments as of 8/31/2026 (%)
AAA	10.5
AA	23.5
A	34.7
BBB	31.1
Cash/Cash Equivalents	0.2
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. The Not Rated (NR) category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/etf-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial information, Fund holdings, and proxy voting information. You can also request this information by contacting us at (888) 247-8090 or
(973) 802-2093 from outside the U.S.

To receive your fund
documents
online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM Corporate Bond 10+ Year ETF

TICKER SYMBOL	PCL
CUSIP	69344A735
ETF1027E12

PGIM Floating Rate Income ETF
TICKER SYMBOL:
PFRL
Listing Exchange:
NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT – August 31,
2026
This annual shareholder report contains important information about the PGIM Floating Rate Income ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026.
You can find additional information about the Fund at pgim.com/etf-fund-documents. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the U.S.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Floating Rate Income ETF	$73	0.71%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
U.S. leveraged loans generated positive total returns over the reporting period, as overall fundamentals held firm against deteriorating technicals and ongoing elevated dispersion driven by renewed concerns over artificial intelligence (AI)-related disruption in software-related issuers. PGIM Credit expects total returns of 5% in 2026 as the demand dispersion between mid- to high-quality loans and those rated lower is likely to persist. PGIM Credit maintains the view that carry will be the primary driver of performance, but tempered by downward pressure from repricing transactions, elevated credit environment concerns, and potential technical pressures if net new issuance accelerates.
■
The following contributed the most to the Fund’s performance relative to the S&P UBS Leveraged Loan Index (the “Index”) during the period: security selection in the banking, consumer non-cyclical, and healthcare & pharmaceutical industries; allocations to the U.S. high-yield corporate, AA collateralized loan obligation, and U.S. investment-grade credit sectors; and underweights to the technology and automotive industries, and an overweight to REITs. The market risk of the portfolio was higher than the Index over the period, which also contributed.
■
The following detracted the most from the Fund’s relative performance during the period: security selection in the automotive, property & casualty, and building materials & home construction industries; an underweight to the U.S. bank loans sector and the retailers & restaurants and media & entertainment industries; and an overweight to the chemicals industry.
■
The Fund held interest rate futures and swaps to help manage the portfolio’s duration and yield curve exposure and to reduce its sensitivity to changes in the levels of interest rates. Overall, this strategy had a positive impact on performance during the period. The Fund also participated in credit default swaps to increase or reduce credit risk. This strategy had a positive impact on performance.
ETF1008E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/etf-fund-documents or call (888) 247-8090 or (973) 802-2093 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: May 17, 2022 to August 31, 2026 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2026
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	5.77%	7.96% (5/17/2022)
Bloomberg US Aggregate Bond Index*	1.89%	2.09%
S&P UBS Leveraged Loan Index	4.87%	7.62%

*The Fund compares its performance against this broad-based index in response to regulatory requiremen ts
.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2026?
Fund’s net assets	$ 125,498,052
Number of fund holdings	462
Total advisory fees paid for the year	$ 768,185
Portfolio turnover rate for the year	51%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2026?
Credit Quality expressed as a percentage of total investments as of 8/31/2026 (%)
AAA	0.8
AA	11.4
A	3.2
BBB	12.5
BB	25.9
B	39.5
CCC	2.0
Not Rated	4.0
Cash/Cash Equivalents	0.8
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. The Not Rated (NR) category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/etf-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial information, Fund holdings, and proxy voting information. You can also request this information by contacting us at (888) 247-8090 or
(973) 802-2093 from outside the U.S.

To receive your fund documents online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM Floating Rate Income ETF

TICKER SYMBOL	PFRL
CUSIP	69344A883
ETF1008E

PGIM Municipal Income Opportunities ETF
TICKER SYMBOL:
PMIO
Listing Exchange:
NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT – August 31, 2026
This annual shareholder report contains important information about the PGIM Municipal Income Opportunities ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026.
You can find additional information about the Fund at pgim.com/etf-fund-documents. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the U.S.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Municipal Income Opportunities ETF	$26	0.25%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, the Bloomberg Municipal Bond Index generated positive total returns, with intermediate bonds leading performance. Following three 25-basis-point rate cuts in 2025, the U.S. Federal Reserve (Fed) adopted a more hawkish tone in 2026 as inflation concerns rose amid geopolitical tensions that put upward pressure on oil prices and renewed tariff escalations. Municipal-to-Treasury ratios richened — particularly in the second quarter of 2026 as investors reassessed the possibility of a rate hike — but cheapened in July and August as rate volatility increased and supply remained elevated. Against this backdrop, credit fundamentals were supported by resilient consumer spending, robust capital and business investment, and continued tax revenue generation.
■
The following contributed most to the Fund’s performance relative to the Bloomberg 1-15 Year Municipal Index (the “Index”) during the period: an underweight in city & county school districts, and an overweight in industrials, particularly waste and recycling.
■
The following detracted most from the Fund’s performance relative to the Index during the period: an underweight to education and an overweight to housing.
■
The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the period, the Fund used futures to help manage duration positioning and yield curve exposure. The Fund’s positioning in futures had a negligible impact on performance during the period.
ETF1020E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/etf-fund-documents or call (888) 247-8090 or (973) 802-2093 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: June 14, 2024 to August 31, 2026 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2026
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	4.43%	4.15% (6/14/2024)
Bloomberg Municipal Bond Index*	4.12%	3.31%
Bloomberg 1-15 Year Municipal Index	2.88%	3.53%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2026?
Fund’s net assets	$ 50,131,888
Number of fund holdings	113
Total advisory fees paid for the year	$ 100,070
Portfolio turnover rate for the year	36%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2026?
Credit Quality expressed as a percentage of total investments as of 8/31/2026 (%)
AAA	5.2
AA	39.7
A	20.8
BBB	12.1
BB	5.4
Not Rated	18.7
Cash/Cash Equivalents	(1.8)
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. The Not Rated (NR) category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/etf-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial information, Fund holdings, and proxy voting information. You can also request this information by contacting us at (888) 247-8090 or
(973) 802-2093 from outside the U.S.

To receive your fund documents online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM Municipal Income Opportunities ETF

TICKER SYMBOL	PMIO
CUSIP	69344A776
ETF1020E

PGIM Securitized Income ETF
TICKER SYMBOL:
PINC
Listing Exchange:
Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT – August 31, 2026
This annual shareholder report contains important information about the PGIM Securitized Income ETF (the “Fund”) for the period of June 1, 2026 to August 31, 2026.
You can find additional information about the Fund at pgim.com/etf-fund-documents. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the U.S.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Securitized Income ETF	$10	0.39%
This report covers a period less than full fiscal year. Expenses for a full fiscal year would be higher than the figures shown.
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
Securitized credit spreads were flat to modestly tighter over the one-year period ended August 31, 2026, as the asset class was resilient to broader, macro volatility. From its inception on June 1, 2026, through August 31, 2026 (the reporting period), the Fund outperformed its benchmark, the Bloomberg US Treasury 1-5 Year Index (the “Index”) by approximately 37 basis points (bps).
■
The following strategies contributed most to the Fund’s relative performance during the reporting period: commercial mortgage-backed securities single asset/single borrower contributed 10 bps of excess return and accounted for roughly 24% of the Fund’s NAV; asset-backed securities contributed 3 bps of excess return and accounted for roughly 13% of the Fund’s NAV; collateralized loan obligations contributed 18 bps of excess return and accounted for roughly 25% of the Fund’s NAV; and non-agency residential mortgage-backed securities contributed 2 bps of excess return and accounted for roughly 23% of the Fund’s NAV.
■
The Fund had a market value of approximately $24.9 million at the end of the period.
■
No holdings detracted from the Fund’s relative performance during the period.
ETF1031E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/etf-fund-documents or call (888) 247-8090 or (973) 802-2093 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: June 1, 2026 to August 31, 2026 Initial Investment of $10,000

Total Returns as of 8/31/2026
Since Inception (%)
Net Asset Value (NAV)	0.67% (6/1/2026)
Bloomberg US Aggregate Bond Index*	-0.68%
Bloomberg US Treasury 1-5 Year Index	0.19%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2026?
Fund’s net assets	$ 24,867,811
Number of fund holdings	105
Total advisory fees paid for the period	$ 24,310
Portfolio turnover rate for the period	40%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2026?
Credit Quality expressed as a percentage of total investments as of 8/31/2026 (%)
AAA	22.0
AA	27.5
A	22.1
BBB	23.7
BB	4.7
Not Rated	(0.1)
Cash/Cash Equivalents	0.1
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. The Not Rated (NR) category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/etf-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial information, Fund holdings, and proxy voting information. You can also request this information by contacting us at (888) 247-
8090
or
(973) 802-2093
from
outside the U.S.

To receive your fund documents online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM Securitized Income ETF

TICKER SYMBOL	PINC
CUSIP	69344A719
ETF1031E

PGIM Short Duration High Yield ETF
TICKER SYMBOL:
PSH
Listing Exchange:
Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT – August 31, 2026
This annual shareholder report contains important information about the PGIM Short Duration High Yield ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026.
You can find additional information about the Fund at pgim.com/etf-fund-documents. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the U.S.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Short Duration High Yield ETF	$46	0.45%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
U.S. high-yield bonds posted gains over the reporting period, as overall solid corporate earnings and resilient market technicals held firm against a challenging environment marked by whipsawing geopolitical tensions and U.S. Federal Reserve policy expectations. With spreads now back to year-to-date tights, PGIM Credit believes risks are skewed to the downside. However, elevated rate markets and range-bound high-yield spreads create an attractive carry environment. While bouts of geopolitical-driven volatility are likely over the near term, the current fiscal and monetary outlooks are supportive for credit fundamentals and economic growth.
■
The following strategies contributed the most to the Fund’s performance relative to the Bloomberg 1-3 Year High Yield Corporate 1% Capped
Index (the “Index”) during the period: security selection in paper & packaging, media & entertainment, and chemicals; industry underweight to cable & satellite and overweight to upstream energy; sector underweight to U.S. high-yield corporates; and an allocation to AAA-rated collateralized loan obligations.
■
The following strategies detracted the most from relative performance during the period: security selection in cable & satellite, property &
casualty, and REITs; industry underweights to technology and chemicals, and an overweight to building materials & home construction; and a sector allocation to U.S. bank loans.
■
The Fund uses derivatives to facilitate the implementation of the overall investment approach. During the period, the Fund used swaps, forwards, and futures to help manage duration positioning and yield curve exposure. In aggregate, these positions had a modestly positive impact on performance.
ETF1017E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/etf-fund-documents or call (888) 247-8090 or (973) 802-2093 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: December 14, 2023 to August 31, 2026 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2026
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	4.14%	6.83% (12/14/2023)
Bloomberg US Aggregate Bond Index*	1.89%	4.36%
Bloomberg 1-3 Year High Yield Corporate 1% Capped Index	4.71%	8.02%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2026?
Fund’s net assets	$ 185,882,931
Number of fund holdings	474
Total advisory fees paid for the year	$ 576,404
Portfolio turnover rate for the year	57%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2026?
Credit Quality expressed as a percentage of total investments as of 8/31/2026 (%)
AAA	9.4
AA	0.2
BBB	8.6
BB	46.5
B	23.0
CCC	7.1
D	0.1
Not Rated	1.1
Cash/Cash Equivalents	4.1
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. The Not Rated (NR) category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/etf-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial
information, Fund holdings, and proxy voting information. You can also request this information by contacting us at (888) 247-8090 or
(
973
) 802-2093
from
outside the U.S.

To receive your fund documents online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM Short Duration High Yield ETF

TICKER SYMBOL	PSH
CUSIP	69344A784
ETF1017E

PGIM Short Duration Multi-Sector Bond ETF
TICKER SYMBOL:
PSDM
Listing Exchange:
Cboe BZX Exchange, Inc.
ANNUAL SHAREHOLDER REPORT – August 31, 2026
This annual shareholder report contains important information about the PGIM Short Duration Multi-Sector Bond ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026.
You can find additional information about the Fund at pgim.com/etf-fund-documents. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the U.S.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Short Duration Multi-Sector Bond ETF	$40	0.39%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, fixed income credit spreads proved resilient, remaining in historically tight ranges, supported by strong earnings despite heavy artificial intelligence (AI)-related issuance and headline-driven volatility. The U.S. Federal Reserve’s (Fed) view that tariff-related inflation would be transitory combined with increasing downside risks to the labor market helped pave the way for three 25-basis-point rate cuts in the second half of 2025; however, higher energy costs and lingering tariff-related price pressures renewed inflation concerns in 2026. At the same time, U.S. economic activity continued to be supported by AI-related investment, stronger-than-expected consumption in Q2 of 2026, and a labor market that showed signs of stabilization. Although more hawkish Fed communication led markets to reprice monetary policy expectations toward a potential rate hike, the Federal Open Market Committee (FOMC) held rates steady (3.50%–3.75% target range) at the
July meeting. Over the period, U.S. Treasury yields rose, and the curve bear-steepened.
■
The following strategies contributed most to the Fund’s performance relative to the Bloomberg US Government/Credit 1-3 Year Index (the
“Index”) during the period: having more market risk (on average) over the period than the Index; overweights to the AAA collateralized loan obligation (CLO), emerging-market high yield, mortgage-backed securities (MBS), AAA non-agency commercial mortgage-backed securities
(CMBS), and U.S. high yield corporate sectors; security selection in non-agency MBS, U.S. investment-grade corporates, and U.S. high yield corporates; and credit positioning in media & entertainment, upstream energy, healthcare & pharmaceuticals, automotives, midstream energy, and gaming/lodging/leisure.
■
The following strategies detracted from relative performance during the period: duration and yield curve positioning; security selection in emerging-market high yield bonds; an overweight to the U.S. investment-grade corporate sector; and credit positioning in telecom, cable &
satellite, and technology.
■
The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the period, the Fund used swaps, options, and futures to help manage duration positioning, yield curve exposure, and credit risk. In aggregate, these positions contributed to performance.
ETF1013E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/etf-fund-documents or call (888) 247-8090 or (973) 802-2093 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: July 19, 2023 to August 31, 2026 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2026
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	3.16%	5.59% (7/19/2023)
Bloomberg US Aggregate Bond Index*	1.89%	3.75%
Bloomberg US Government/Credit 1-3 Year Index	2.69%	4.51%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2026?
Fund’s net assets	$ 229,294,678
Number of fund holdings	743
Total advisory fees paid for the year	$ 656,209
Portfolio turnover rate for the year	101%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2026?
Credit Quality expressed as a percentage of total investments as of 8/31/2026 (%)
AAA	61.8
AA	13.0
A	5.8
BBB	10.1
BB	5.3
B	2.6
CCC	0.2
C	0.1
Not Rated	4.0
Cash/Cash Equivalents	(2.7)
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. The Not Rated (NR) category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional
information
at
pgim.com/etf-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial information, Fund holdings, and proxy voting information. You can also request this information by contacting us at (888) 247-8090 or
(973) 802-2093 from outside the U.S.

To receive your fund documents
online
, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM Short Duration Multi-Sector Bond ETF

TICKER SYMBOL	PSDM
CUSIP	69344A842
ETF1013E

PGIM Total Return Bond ETF
TICKER SYMBOL:
PTRB
Listing Exchange:
NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT – August 31,
2026
This annual shareholder report contains important information about the PGIM Total Return Bond ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026.
You can find additional information about the Fund at pgim.com/etf-fund-documents. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the U.S.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Total Return Bond ETF	$49	0.48%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, fixed income credit spreads proved resilient, remaining in historically tight ranges, supported by strong earnings despite heavy artificial intelligence (AI)-related issuance and headline-driven volatility. The U.S. Federal Reserve’s (Fed) view that tariff-related inflation would be transitory combined with increasing
downside
risks to the labor market helped pave the way for three 25-basis-point rate cuts in the second half of 2025; however, higher energy costs and lingering tariff-related price pressures renewed inflation concerns in 2026. At the same time, U.S. economic activity continued to be supported by AI-related investment, stronger-than-expected consumption in Q2 of 2026, and a labor market that showed signs of stabilization. Although more hawkish Fed communication led markets to reprice monetary policy expectations toward a potential rate hike, the Federal Open Market Committee (FOMC) held rates steady (3.50%–3.75% target range) at the
July meeting. Over the period, U.S. Treasury yields rose, and the curve bear-steepened.
■
The following strategies contributed most to the Fund’s performance relative to the Bloomberg US Aggregate Bond Index (the “Index”) during the period: overweights to the emerging-market high yield, U.S. investment-grade corporate, AAA collateralized loan obligation (CLO), and AAA non-agency commercial mortgage-backed securities (CMBS) sectors; security selection in U.S. investment-grade corporates, non-agency mortgage-backed securities (MBS), MBS, and U.S. high-yield corporates; and credit positioning in media & entertainment, midstream energy, healthcare & pharmaceuticals, automotives, gaming/lodging/leisure, and banking.
■
The following strategies detracted from relative performance during the period: duration and yield curve positioning, security selection in emerging-market high yield, and credit positioning in chemicals.
■
The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the period, the Fund used swaps, forwards, options, and futures to help manage duration positioning, yield curve exposure, and credit risk. In aggregate, these positions contributed to performance.
ETF1007E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/etf-fund-documents or call (888) 247-8090 or (973) 802-2093 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: December 2, 2021 to August 31, 2026 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2026
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	2.12%	0.22% (12/2/2021)
Bloomberg US Aggregate Bond Index	1.89%	-0.17%

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2026?
Fund’s net assets	$ 1,156,565,930
Number of fund holdings	1,331
Total advisory fees paid for the year	$ 4,034,526
Portfolio turnover rate for the year	89%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2026?
Credit Quality expressed as a percentage of total investments as of 8/31/2026 (%)
AAA	47.3
AA	21.8
A	8.2
BBB	12.5
BB	4.6
B	3.0
CCC	0.3
C	0.1
Not Rated	4.8
Cash/Cash Equivalents	(2.6)
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. The Not Rated (NR) category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/etf-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial information, Fund holdings, and proxy voting information. You can also request this information by contacting us at (888)
247
-8090 or
(973) 802-2093 from
outside
the U.S.

To receive your fund documents online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM Total Return Bond ETF

TICKER SYMBOL	PTRB
CUSIP	69344A800
ETF1007E

PGIM Ultra Short Bond ETF
TICKER SYMBOL:
PULS
Listing Exchange:
NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT – August 31,
2026
This annual shareholder report contains important information about the PGIM Ultra Short Bond ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026.
You can find additional information about the Fund at pgim.com/etf-fund-documents. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the U.S.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Ultra Short Bond ETF	$15	0.15%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, the U.S. Federal Reserve (Fed) paused its easing cycle, which included three rate cuts in the second half of 2025, lowering the federal funds target range to 3.50%–3.75% for the remainder of the period
. The pause reflected concerns that an oil supply shock
stemming from heightened
geopolitical
tensions could add to inflationary pressures, even as domestic labor market data softened. That stated,
U.S. economic activity remained supported by artificial intelligence (AI)-related investment and stronger-than-expected consumer spending, particularly in the second quarter of 2026. As Fed communications became more hawkish, markets shifted from pricing in a potential rate cut towards a potential rate hike. The U.S. Treasury yield curve steepened over the period, with the three-month Treasury bill yield declined from
4.51% to 3.83%. In addition, the Secured Overnight Financing Rate (SOFR) also fell, declining from 4.34% to 3.68%.
■
The following strategies contributed most to the Fund’s performance relative to the ICE BofA US 3-Month Treasury Bill Index (the “Index”)
during the period: allocations to high-quality collateralized loan obligations (CLOs), short-term investment grade corporates, and AAA non-agency commercial mortgage-backed securities (CMBS). Within credit, positioning in banking and automotives contributed the most to performance.
■
There were no material detractors from relative performance during the period.
■
During the period, the Fund used interest rate swaps and futures to help manage duration positioning and yield curve exposure. These instruments allowed the Fund to capture higher yields available farther out on the short-term portion of the yield curve and in spread-sector assets versus U.S. Treasuries, while mitigating interest rate risk. Overall, these positions contributed to performance during the period.
ETF1000E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/etf-fund-documents or call (888) 247-8090 or (973) 802-2093 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: April 5, 2018 to August 31, 2026 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2026
	One Year (%)	Five Years (%)	Since Inception (%)
Net Asset Value (NAV)	4.32%	4.30%	3.37% (4/5/2018)
Bloomberg US Aggregate Bond Index*	1.89%	-0.29%	1.79%
ICE BofA US 3-Month Treasury Bill Index	3.71%	3.65%	2.69%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years
of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2026?
Fund’s net assets	$18,780,717,679
Number of fund holdings	832
Total advisory fees paid for the year	$21,861,825
Portfolio turnover rate for the year	42%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2026?
Credit Quality expressed as a percentage of total investments as of 8/31/2026 (%)
AAA	35.1
AA	23.7
A	19.6
BBB	20.1
Cash/Cash Equivalents	(0.6)
Other	2.1
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. The Not Rated (NR) category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/etf-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial
information
, Fund holdings, and proxy voting information. You can also request this information by contacting us at (888) 247-8090 or
(973) 802-2093 from outside the U.S.

To receive your fund documents online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM Ultra Short Bond ETF

TICKER SYMBOL	PULS
CUSIP	69344A107
ETF1000E

PGIM Ultra Short Municipal Bond ETF
TICKER SYMBOL:
PUSH
Listing Exchange:
NYSE Arca, Inc.
ANNUAL SHAREHOLDER
REPORT
– August 31, 2026
This annual shareholder report contains important information about the PGIM Ultra Short Municipal Bond ETF (the “Fund”) for the period of September 1, 2025 to August 31, 2026.
You can find additional information about the Fund at pgim.com/etf-fund-documents. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the U.S.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Ultra Short Municipal Bond ETF	$15	0.15%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, the Bloomberg Municipal Bond Index generated positive total returns, with intermediate bonds leading performance. Following three 25-basis-point rate cuts in 2025, the U.S. Federal Reserve (Fed) adopted a more hawkish tone in 2026 as inflation concerns rose amid geopolitical tensions that put upward pressure on oil prices and renewed tariff escalations. Municipal-to-Treasury ratios richened — particularly in the second quarter of 2026 as investors reassessed the possibility of a rate hike — but cheapened in July and
August as rate volatility increased and supply remained elevated. That said, resilient consumer spending, robust capital and business investment, and continued tax revenue generation supported municipal credit fundamentals.
■
The following contributed most to the Fund’s performance relative to the Bloomberg 1 Year Municipal Bond Index (the “Index”) during the period: security selection in transportation, driven by an underweight in bridges/tolls/tunnels; and an overweight in housing. The Fund also benefited from +100 basis points of higher yield than the Index, allowing for higher carry return.
■
The following detracted most from relative performance during the period: the Fund’s modest yield curve flattener as the muni curve steepened;
and an overweight to the non-
profit
sector
.
ETF1021E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit pgim.com/etf-fund-documents or call (888) 247-8090 or (973) 802-2093 from outside the U.S. for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in the Fund and assumes that all recurring fees (including management fees) were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: June 24, 2024 to August 31, 2026 Initial Investment of $10,000

Average Annual Total Returns as of 8/31/2026
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	3.03%	3.70% (6/24/2024)
Bloomberg Municipal Bond Index*	4.12%	2.72%
Bloomberg 1 Year Municipal Bond Index	2.36%	3.21%

*The Fund compares its performance against this broad-based index in response to regulatory requirements.

Since Inception returns are provided for the Fund since it has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end t
o
the Fund’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 8/31/2026?
Fund’s net assets	$125,702,960
Number of fund holdings	323
Total advisory fees paid for the year	$106,879
Portfolio turnover rate for the year	65%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 8/31/2026?
Credit Quality expressed as a percentage of total investments as of 8/31/2026 (%)
AAA	15.5
AA	36.7
A	27.9
BBB	9.0
BB	0.6
Not Rated	8.0
Cash/Cash Equivalents	2.4
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. The Not Rated (NR) category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

ADDITIONAL INFORMATION
You can find
additional
information at
pgim.com/etf-fund-documents
or by scanning the QR code below, including the Fund’s prospectus, financial
information
, Fund holdings, and proxy voting information. You can also request this information by contacting us at (888) 247-8090 or
(973) 802-2093 from outside the U.S.

To receive your fund documents online, go to
pgim.com/us/en/intermediary/resources/featured/e-delivery
and enroll.
PGIM Ultra Short Municipal Bond ETF

TICKER SYMBOL	PUSH
CUSIP	69344A768
ETF1021E

(b)	Copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule – Not applicable.

Item 2 –	Code of Ethics – See Exhibit (a) (1) of Item 19

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 –	Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, a member of the Board’s Audit Committee, is an “audit committee financial expert” and is “independent” for purposes of this item.

Item 4 –	Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended August 31, 2026 and August 31, 2025, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $827,038 and $639,361, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal years ended August 31, 2026 and August 31, 2025, the fees were $25,000 and $0, respectively.

(c)	Tax Fees

For the fiscal years ended August 31, 2026 and August 31, 2025: none.

(d)	All Other Fees

For the fiscal years ended August 31, 2026 and August 31, 2025: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related project

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended August 31, 2026	Fiscal Year Ended August 31, 2025
4(b)	0%	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2026 and August 31, 2025 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Audit Committee of Listed Registrants – The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Grace Torres (chair), Linda Bynoe, Barry Evens, Keith Hartstein (ex-officio) and Brian Reid.

Item 6 –	Investments – The registrant’s Schedule of Investments is included in the financial statements filed under Item 7 of this Form.

Items 7 –	11 (Refer to Report(s) below)

PGIM ETF TRUST

PGIM Jennison Focused Growth ETF

PGIM Jennison Focused International Equity ETF (formerly, PGIM Jennison International Opportunities ETF)

PGIM Jennison Focused Mid-Cap ETF

PGIM Jennison Focused Value ETF

PGIM Jennison U.S. Core Equity ETF

PGIM Portfolio Ballast ETF

FINANCIAL STATEMENTS AND OTHER INFORMATION

AUGUST 31, 2026

Table of Contents	Financial Statements and Other Information	August 31, 2026

Form N-CSR Item 7 - Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Other Information - Form N-CSR Items 8-11

Glossary

The following abbreviations are used in the Funds’ descriptions:

USD—US Dollar

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

REITs—Real Estate Investment Trust

S&P—Standard & Poor’s

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor’s Depositary Receipts

PGIM Jennison Focused Growth ETF

Schedule of Investments

as of August 31, 2026

Description	Shares	Value

LONG-TERM INVESTMENTS 99.3%

COMMON STOCKS

Aerospace & Defense 5.1%

Boeing Co. (The)*	10,866	$2,257,737

General Electric Co.	14,681	4,928,559

		7,186,296

Automobiles 2.7%

Tesla, Inc.*	10,080	3,708,936

Biotechnology 1.6%

Vertex Pharmaceuticals, Inc.*	4,182	2,277,182

Broadline Retail 5.8%

Amazon.com, Inc.*	31,454	8,170,805

Consumer Staples Distribution & Retail 2.1%

Costco Wholesale Corp.	1,791	1,690,507

Walmart, Inc.	12,177	1,277,002

		2,967,509

Diversified Telecommunication Services 0.8%

Space Exploration Technologies Corp. (Class A Stock)*	8,117	1,166,332

Electric Utilities 0.8%

Constellation Energy Corp.	4,236	1,163,926

Electrical Equipment 1.9%

GE Vernova, Inc.	1,404	1,261,536

Vertiv Holdings Co. (Class A Stock)	5,630	1,456,594

		2,718,130

Electronic Equipment, Instruments & Components 1.2%

Corning, Inc.	11,102	1,651,200

Entertainment 4.6%

Netflix, Inc.*	33,338	2,702,045

Spotify Technology SA*	4,260	2,315,821

Walt Disney Co. (The)	12,862	1,383,308

		6,401,174

Financial Services 3.9%

Mastercard, Inc. (Class A Stock)	9,286	5,472,333

Health Care Equipment & Supplies 1.1%

Intuitive Surgical, Inc.*	3,972	1,496,888

Interactive Media & Services 12.4%

Alphabet, Inc. (Class A Stock)	38,334	13,008,643

Meta Platforms, Inc. (Class A Stock)	7,647	4,376,684

		17,385,327

IT Services 4.1%

Cloudflare, Inc. (Class A Stock)*	5,312	1,620,744

See Notes to Financial Statements.

PGIM Jennison Focused Growth ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Shares	Value

COMMON STOCKS (Continued)

IT Services (cont’d.)

Shopify, Inc. (Canada) (Class A Stock)*	10,167	$1,498,311

Snowflake, Inc.*	7,818	2,591,120

		5,710,175

Pharmaceuticals 4.5%

Eli Lilly & Co.	5,414	6,262,536

Semiconductors & Semiconductor Equipment 25.2%

Advanced Micro Devices, Inc.*	10,373	4,882,779

Broadcom, Inc.	18,823	6,970,910

Credo Technology Group Holding Ltd.*	5,929	1,341,080

KLA Corp.	11,328	1,987,498

Lam Research Corp.	2,464	742,871

NVIDIA Corp.	75,840	16,743,955

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	6,568	2,727,822

		35,396,915

Software 12.4%

Cadence Design Systems, Inc.*	5,340	1,809,085

Crowdstrike Holdings, Inc. (Class A Stock)*	12,398	2,863,938

Datadog, Inc. (Class A Stock)*	8,941	2,119,375

Microsoft Corp.	16,669	8,456,017

Palantir Technologies, Inc. (Class A Stock)*	11,703	2,181,205

		17,429,620

Technology Hardware, Storage & Peripherals 9.1%

Apple, Inc.	32,033	10,149,656

Sandisk Corp.*	1,664	2,606,989

		12,756,645

TOTAL LONG-TERM INVESTMENTS (cost $96,706,865)		139,321,929

SHORT-TERM INVESTMENT 0.7%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 3.780%) (cost $1,007,628)(wb)	1,007,628	1,007,628

TOTAL INVESTMENTS 100.0% (cost $97,714,493)		140,329,557
Liabilities in excess of other assets (0.0)%		(44,312)

NET ASSETS 100.0%		$140,285,245

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Jennison Focused Growth ETF 3

PGIM Jennison Focused Growth ETF

Schedule of Investments (continued)

as of August 31, 2026

The following is a summary of the inputs used as of August 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$7,186,296	$—	$—
Automobiles	3,708,936	—	—
Biotechnology	2,277,182	—	—
Broadline Retail	8,170,805	—	—
Consumer Staples Distribution & Retail	2,967,509	—	—
Diversified Telecommunication Services	1,166,332	—	—
Electric Utilities.	1,163,926	—	—
Electrical Equipment	2,718,130	—	—
Electronic Equipment, Instruments & Components	1,651,200	—	—
Entertainment	6,401,174	—	—
Financial Services.	5,472,333	—	—
Health Care Equipment & Supplies	1,496,888	—	—
Interactive Media & Services	17,385,327	—	—
IT Services	5,710,175	—	—
Pharmaceuticals.	6,262,536	—	—
Semiconductors & Semiconductor Equipment.	35,396,915	—	—
Software	17,429,620	—	—
Technology Hardware, Storage & Peripherals.	12,756,645	—	—
Short-Term Investment
Affiliated Mutual Fund	1,007,628	—	—

Total	$140,329,557	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2026 were as follows:

Semiconductors & Semiconductor Equipment	25.2%
Software	12.4
Interactive Media & Services	12.4
Technology Hardware, Storage & Peripherals	9.1
Broadline Retail	5.8
Aerospace & Defense	5.1
Entertainment	4.6
Pharmaceuticals	4.5
IT Services	4.1
Financial Services	3.9
Automobiles	2.7
Consumer Staples Distribution & Retail	2.1
Electrical Equipment	1.9

Biotechnology	1.6%
Electronic Equipment, Instruments & Components	1.2
Health Care Equipment & Supplies	1.1
Diversified Telecommunication Services	0.8
Electric Utilities	0.8
Affiliated Mutual Fund	0.7

100.0
Liabilities in excess of other assets	(0.0)*

100.0%

*	Less than 0.05%

See Notes to Financial Statements.

PGIM Jennison Focused Growth ETF

Statement of Assets & Liabilities

as of August 31, 2026

Assets
Investments at value:
Unaffiliated investments (cost $96,706,865)	$139,321,929
Affiliated investments (cost $1,007,628)	1,007,628
Dividends receivable	35,079
Tax reclaim receivable	10,143

Total Assets	140,374,779

Liabilities
Management fee payable	89,405
Other liabilities	129

Total Liabilities	89,534

Net Assets	$140,285,245

Net assets were comprised of:
Common stock, at par	$1,190
Paid-in capital in excess of par	105,327,844
Total distributable earnings (loss)	34,956,211

Net assets, August 31, 2026	$140,285,245

Net asset value, offering price and redemption price per share. ($140,285,245 ÷ 1,190,000 shares of common stock issued and outstanding)	$117.89

See Notes to Financial Statements.

PGIM Jennison Focused Growth ETF 5

PGIM Jennison Focused Growth ETF

Statement of Operations

Year Ended August 31, 2026

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $16,599 foreign withholding tax)	$455,323
Affiliated dividend income	47,725

Total income	503,048

Expenses
Management fee	1,029,170

Net investment income (loss)	(526,122)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(2,800,845)
In-kind redemptions	11,364,796

8,563,951

Net change in unrealized appreciation (depreciation) on investments	6,575,486

Net gain (loss) on investment transactions	15,139,437

Net Increase (Decrease) In Net Assets Resulting From Operations	$14,613,315

See Notes to Financial Statements.

PGIM Jennison Focused Growth ETF

Statements of Changes in Net Assets

	Year Ended August 31,
	2026	2025
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(526,122)	$(378,394)
Net realized gain (loss) on investment and in-kind redemptions transactions	8,563,951	12,164,176
Net change in unrealized appreciation (depreciation) on investments	6,575,486	9,052,287

Net increase (decrease) in net assets resulting from operations	14,613,315	20,838,069

Fund share transactions
Shares sold in-kind (240,000 and 400,000 shares, respectively)	26,613,674	38,548,345
Shares redeemed in-kind (200,000 and 320,000 shares, respectively)	(22,690,290)	(32,577,668)

Net increase (decrease) in net assets from Fund share transactions	3,923,384	5,970,677

Total increase (decrease)	18,536,699	26,808,746

Net Assets:
Beginning of year	121,748,546	94,939,800

End of year	$140,285,245	$121,748,546

See Notes to Financial Statements.

PGIM Jennison Focused Growth ETF 7

PGIM Jennison Focused Growth ETF

Financial Highlights

	Year Ended August 31,			December 12, 2022(a) through August 31, 2023
	2026	2025	2024
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$105.87	$88.73	$65.69	$50.00
Income (loss) from investment operations:
Net investment income (loss)	(0.42)	(0.31)	(0.15)	(0.06)
Net realized and unrealized gain (loss) on investment transactions	12.44	17.45	23.19	15.75
Total from investment operations	12.02	17.14	23.04	15.69
Net asset value, end of period	$117.89	$105.87	$88.73	$65.69
Total Return(c):	11.36%	19.32%	35.07%	31.38%

Ratios/Supplemental Data:
Net assets, end of period (000)	$140,285	$121,749	$94,940	$57,150
Average net assets (000)	$137,223	$115,284	$75,185	$44,323
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.75%	0.74%	0.74%	0.75	%(e)
Expenses before waivers and/or expense reimbursement	0.75%	0.75%	0.75%	0.75	%(e)
Net investment income (loss)	(0.38)%	(0.33)%	(0.19)%	(0.15	)%(e)
Portfolio turnover rate(f)	44%	37%	36%	32%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused International Equity ETF

Schedule of Investments

as of August 31, 2026

Description	Shares	Value

LONG-TERM INVESTMENTS 98.5%

COMMON STOCKS

Belgium 4.7%

Argenx SE, ADR*	2,764	$2,851,508

Brazil 2.6%

Embraer SA, ADR	21,528	1,540,544

Canada 2.8%

Shopify, Inc. (Class A Stock)*	11,217	1,653,049

France 11.1%

Airbus SE	8,018	1,836,957

L’Oreal SA	4,038	1,804,373

Safran SA	7,658	2,997,666

		6,638,996

Germany 3.0%

Siemens Energy AG	11,072	1,828,532

Italy 2.9%

Brunello Cucinelli SpA	17,167	1,751,160

Japan 7.2%

Advantest Corp.	11,386	2,401,217

Fujikura Ltd.	55,464	1,910,947

		4,312,164

Netherlands 13.0%

ASM International NV	2,373	2,227,137

ASML Holding NV	2,443	4,143,353

Nebius Group NV*	6,940	1,431,861

		7,802,351

South Korea 4.4%

Samsung Electronics Co. Ltd.	13,876	2,636,095

Spain 3.9%

Industria de Diseno Textil SA	35,004	2,358,216

Sweden 2.9%

Saab AB (Class B Stock)	25,939	1,714,073

Switzerland 12.4%

ABB Ltd.	26,211	2,561,600

Cie Financiere Richemont SA (Class A Stock)	9,033	2,147,202

Galderma Group AG*	13,274	2,757,103

		7,465,905

Taiwan 13.5%

ASPEED Technology, Inc.	27	13,674

Elite Material Co. Ltd.	12,720	2,199,395

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	14,179	5,888,822

		8,101,891

See Notes to Financial Statements.

PGIM Jennison Focused International Equity ETF 9

PGIM Jennison Focused International Equity ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Shares	Value

COMMON STOCKS (Continued)

United Kingdom 4.9%

Rolls-Royce Holdings PLC	143,198	$2,969,097

United States 9.2%

InterContinental Hotels Group PLC	9,420	1,532,163

Liberty Media Corp.-Liberty Formula One (Class C Stock)*	17,206	1,719,739

nVent Electric PLC	14,897	2,245,723

		5,497,625

TOTAL LONG-TERM INVESTMENTS (cost $55,702,820)		59,121,206

SHORT-TERM INVESTMENT 2.7%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 3.780%) (cost $1,606,875)(wb)	1,606,875	1,606,875

TOTAL INVESTMENTS 101.2% (cost $57,309,695)		60,728,081
Liabilities in excess of other assets (1.2)%		(721,199)

NET ASSETS 100.0%		$60,006,882

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Belgium	$2,851,508	$—	$—
Brazil	1,540,544	—	—
Canada	1,653,049	—	—
France	6,638,996	—	—
Germany	1,828,532	—	—
Italy	1,751,160	—	—
Japan	4,312,164	—	—
Netherlands	7,802,351	—	—
South Korea	2,636,095	—	—
Spain	2,358,216	—	—
Sweden	1,714,073	—	—
Switzerland	7,465,905	—	—
Taiwan	8,101,891	—	—
United Kingdom	2,969,097	—	—
United States	5,497,625	—	—

See Notes to Financial Statements.

PGIM Jennison Focused International Equity ETF

Schedule of Investments (continued)

as of August 31, 2026

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investment
Affiliated Mutual Fund	$1,606,875	$—	$—

Total	$60,728,081	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2026 were as follows:

Semiconductors & Semiconductor Equipment	24.4%
Aerospace & Defense	18.5
Electrical Equipment	14.1
Textiles, Apparel & Luxury Goods	6.5
Biotechnology	4.7
Pharmaceuticals	4.6
Technology Hardware, Storage & Peripherals	4.4
Specialty Retail	3.9
Electronic Equipment, Instruments & Components	3.7
Personal Care Products	3.0

Entertainment	2.9%
IT Services	2.8
Affiliated Mutual Fund	2.7
Hotels, Restaurants & Leisure	2.6
Software	2.4

101.2
Liabilities in excess of other assets	(1.2)

100.0%

See Notes to Financial Statements.

PGIM Jennison Focused International Equity ETF 11

PGIM Jennison Focused International Equity ETF

Statement of Assets & Liabilities

as of August 31, 2026

Assets
Investments at value:
Unaffiliated investments (cost $55,702,820)	$59,121,206
Affiliated investments (cost $1,606,875)	1,606,875
Foreign currency, at value (cost $2,131)	2,104
Receivable for investments sold	56,629
Tax reclaim receivable	19,633
Dividends receivable	12,763
Other assets	239

Total Assets	60,819,449

Liabilities
Payable for investments purchased	796,465
Management fee payable	16,102

Total Liabilities	812,567

Net Assets	$60,006,882

Net assets were comprised of:
Common stock, at par	$950
Paid-in capital in excess of par	59,346,527
Total distributable earnings (loss)	659,405

Net assets, August 31, 2026	$60,006,882

Net asset value, offering price and redemption price per share. ($60,006,882 ÷ 950,000 shares of common stock issued and outstanding)	$63.17

See Notes to Financial Statements.

PGIM Jennison Focused International Equity ETF

Statement of Operations

Year Ended August 31, 2026

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $31,123 foreign withholding tax)	$188,658
Affiliated dividend income	23,026

Total income	211,684

Expenses
Management fee	249,543

Net investment income (loss)	(37,859)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (net of foreign capital gains taxes $2,038)	(1,675,384)
In-kind redemptions	1,595,204
Foreign currency transactions	(8,171)

(88,351)

Net change in unrealized appreciation (depreciation) on:
Investments	(38,355)
Foreign currencies	(434)

(38,789)

Net gain (loss) on investment and foreign currency transactions	(127,140)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(164,999)

See Notes to Financial Statements.

PGIM Jennison Focused International Equity ETF 13

PGIM Jennison Focused International Equity ETF

Statements of Changes in Net Assets

	Year Ended August 31,
	2026	2025
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(37,859)	$8,530
Net realized gain (loss) on investment, in-kind redemptions and foreign currency transactions	(88,351)	(251,828)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(38,789)	1,430,947

Net increase (decrease) in net assets resulting from operations	(164,999)	1,187,649

Dividends and Distributions
Distributions from distributable earnings	(57,306)	(27,250)

Fund share transactions
Shares sold in-kind (630,000 and 240,000 shares, respectively)	40,462,725	14,379,515
Shares redeemed in-kind (120,000 and 30,000 shares, respectively)	(7,461,310)	(1,661,699)

Net increase (decrease) in net assets from Fund share transactions	33,001,415	12,717,816

Total increase (decrease)	32,779,110	13,878,215

Net Assets:
Beginning of year	27,227,772	13,349,557

End of year	$60,006,882	$27,227,772

See Notes to Financial Statements.

PGIM Jennison Focused International Equity ETF

Financial Highlights

	Year Ended August 31,		December 14, 2023(a) through August 31, 2024
	2026	2025
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$61.88	$58.04	$50.00
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	0.03	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.49 (c)	3.92	7.90
Total from investment operations	1.41	3.95	8.04
Less Dividends and Distributions:
Dividends from net investment income	(0.12)	(0.11)	-
Net asset value, end of period	$63.17	$61.88	$58.04
Total Return(d):	2.27%	6.85%	16.08%

Ratios/Supplemental Data:
Net assets, end of period (000)	$60,007	$27,228	$13,350
Average net assets (000)	$28,919	$14,669	$11,545
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.86%	0.80%	0.83	%(f)
Expenses before waivers and/or expense reimbursement	0.86%	0.90%	0.90	%(f)
Net investment income (loss)	(0.13)%	0.06%	0.37	%(f)
Portfolio turnover rate(g)	130%	89%	36%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused International Equity ETF 15

PGIM Jennison Focused Mid-Cap ETF

Schedule of Investments

as of August 31, 2026

Description	Shares	Value

LONG-TERM INVESTMENTS 99.5%

COMMON STOCKS

Aerospace & Defense 1.8%

Hexcel Corp.	3,907	$362,062

Banks 5.5%

East West Bancorp, Inc.	3,789	480,673

Wintrust Financial Corp.	4,051	609,108

		1,089,781

Biotechnology 4.9%

Argenx SE (Belgium), ADR*	434	447,740

Roivant Sciences Ltd.*	15,057	521,575

		969,315

Capital Markets 1.0%

LPL Financial Holdings, Inc.	552	204,314

Chemicals 1.5%

Element Solutions, Inc.	8,084	287,305

Communications Equipment 2.5%

Lumentum Holdings, Inc.*	546	499,459

Consumer Staples Distribution & Retail 0.8%

Performance Food Group Co.*	1,614	160,060

Containers & Packaging 2.5%

Crown Holdings, Inc.	4,170	485,346

Electrical Equipment 4.7%

AMETEK, Inc.	815	191,664

Generac Holdings, Inc.*	1,852	343,324

Regal Rexnord Corp.	2,441	386,776

		921,764

Electronic Equipment, Instruments & Components 5.2%

Celestica, Inc. (Canada)*	1,754	525,147

Keysight Technologies, Inc.*	1,574	507,930

		1,033,077

Energy Equipment & Services 4.1%

Solaris Energy Infrastructure, Inc.	5,551	281,824

TechnipFMC PLC (United Kingdom)	6,789	530,561

		812,385

Entertainment 0.7%

Sphere Entertainment Co.*	967	131,802

Health Care Equipment & Supplies 1.0%

Glaukos Corp.*	1,112	199,671

Health Care Providers & Services 1.3%

Encompass Health Corp.	2,141	257,370

See Notes to Financial Statements.

PGIM Jennison Focused Mid-Cap ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Shares	Value

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 2.6%

Aramark	5,518	$310,719

Churchill Downs, Inc.	2,217	193,943

		504,662

Household Durables 1.4%

Toll Brothers, Inc.	1,909	273,846

Insurance 9.8%

Axis Capital Holdings Ltd.	6,264	618,758

Lincoln National Corp.	6,807	289,910

Markel Group, Inc.*	449	809,506

RenaissanceRe Holdings Ltd. (Bermuda)	645	211,328

		1,929,502

Life Sciences Tools & Services 1.5%

Illumina, Inc.*	1,402	299,509

Machinery 4.4%

Gates Industrial Corp. Ltd.*	16,444	420,638

Nordson Corp.	978	314,642

RBC Bearings, Inc.*	278	137,404

		872,684

Marine Transportation 1.8%

Kirby Corp.*	2,564	363,729

Metals & Mining 3.1%

Eldorado Gold Corp. (Turkey)	13,484	604,623

Multi-Utilities 6.9%

CMS Energy Corp.	7,386	502,691

NiSource, Inc.	21,153	865,581

		1,368,272

Office REITs 2.0%

Cousins Properties, Inc.	13,824	400,758

Oil, Gas & Consumable Fuels 5.0%

Chord Energy Corp.	3,496	514,297

Permian Resources Corp. (Class A Stock)	20,039	466,708

		981,005

Real Estate Management & Development 3.4%

CBRE Group, Inc. (Class A Stock)*	4,659	679,329

Semiconductors & Semiconductor Equipment 4.8%

Microchip Technology, Inc.	7,834	575,407

Onto Innovation, Inc.*	1,376	367,681

		943,088

Software 3.8%

Appfolio, Inc. (Class A Stock)*	2,219	519,712

Terawulf, Inc.*	15,849	239,795

		759,507

See Notes to Financial Statements.

PGIM Jennison Focused Mid-Cap ETF 17

PGIM Jennison Focused Mid-Cap ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Shares	Value

COMMON STOCKS (Continued)

Specialized REITs 3.1%

Gaming & Leisure Properties, Inc.	14,566	$612,792

Specialty Retail 2.5%

Burlington Stores, Inc.*	773	200,795

Five Below, Inc.*	1,198	295,714

		496,509

Textiles, Apparel & Luxury Goods 2.1%

On Holding AG (Switzerland) (Class A Stock)*	5,107	145,549

Ralph Lauren Corp.	793	275,092

		420,641

Trading Companies & Distributors 3.8%

Herc Holdings, Inc.	1,949	296,910

WESCO International, Inc.	1,352	460,221

		757,131

TOTAL LONG-TERM INVESTMENTS (cost $17,745,858)		19,681,298

SHORT-TERM INVESTMENT 0.5%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 3.780%) (cost $105,805)(wb)	105,805	105,805

TOTAL INVESTMENTS 100.0% (cost $17,851,663)		19,787,103
Other assets in excess of liabilities 0.0%		4,264

NET ASSETS 100.0%		$19,791,367

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$362,062	$—	$—
Banks	1,089,781	—	—
Biotechnology	969,315	—	—
Capital Markets	204,314	—	—
Chemicals	287,305	—	—
Communications Equipment	499,459	—	—

See Notes to Financial Statements.

PGIM Jennison Focused Mid-Cap ETF

Schedule of Investments (continued)

as of August 31, 2026

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Consumer Staples Distribution & Retail	$160,060	$—	$—
Containers & Packaging	485,346	—	—
Electrical Equipment	921,764	—	—
Electronic Equipment, Instruments & Components	1,033,077	—	—
Energy Equipment & Services	812,385	—	—
Entertainment	131,802	—	—
Health Care Equipment & Supplies.	199,671	—	—
Health Care Providers & Services	257,370	—	—
Hotels, Restaurants & Leisure	504,662	—	—
Household Durables	273,846	—	—
Insurance	1,929,502	—	—
Life Sciences Tools & Services	299,509	—	—
Machinery	872,684	—	—
Marine Transportation	363,729	—	—
Metals & Mining	604,623	—	—
Multi-Utilities.	1,368,272	—	—
Office REITs	400,758	—	—
Oil, Gas & Consumable Fuels	981,005	—	—
Real Estate Management & Development	679,329	—	—
Semiconductors & Semiconductor Equipment	943,088	—	—
Software	759,507	—	—
Specialized REITs	612,792	—	—
Specialty Retail	496,509	—	—
Textiles, Apparel & Luxury Goods	420,641	—	—
Trading Companies & Distributors	757,131	—	—
Short-Term Investment
Affiliated Mutual Fund	105,805	—	—

Total	$19,787,103	$—	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2026 were as follows:

Insurance	9.8%
Multi-Utilities	6.9
Banks	5.5
Electronic Equipment, Instruments & Components	5.2
Oil, Gas & Consumable Fuels	5.0
Biotechnology	4.9
Semiconductors & Semiconductor Equipment	4.8
Electrical Equipment	4.7
Machinery	4.4
Energy Equipment & Services	4.1
Software	3.8
Trading Companies & Distributors	3.8
Real Estate Management & Development	3.4
Specialized REITs	3.1
Metals & Mining	3.1
Hotels, Restaurants & Leisure	2.6
Communications Equipment	2.5
Specialty Retail	2.5
Containers & Packaging	2.5
Textiles, Apparel & Luxury Goods	2.1

Office REITs	2.0%
Marine Transportation	1.8
Aerospace & Defense	1.8
Life Sciences Tools & Services	1.5
Chemicals	1.5
Household Durables	1.4
Health Care Providers & Services	1.3
Capital Markets	1.0
Health Care Equipment & Supplies	1.0
Consumer Staples Distribution & Retail	0.8
Entertainment	0.7
Affiliated Mutual Fund	0.5

100.0
Other assets in excess of liabilities	0.0 *

100.0%

*	Less than 0.05%

See Notes to Financial Statements.

PGIM Jennison Focused Mid-Cap ETF 19

PGIM Jennison Focused Mid-Cap ETF

Statement of Assets & Liabilities

as of August 31, 2026

Assets

Investments at value:
Unaffiliated investments (cost $17,745,858)	$19,681,298
Affiliated investments (cost $105,805)	105,805
Dividends receivable	12,602

Total Assets	19,799,705

Liabilities

Management fee payable	8,338

Net Assets	$19,791,367

Net assets were comprised of:
Common stock, at par	$300
Paid-in capital in excess of par	18,481,207
Total distributable earnings (loss)	1,309,860

Net assets, August 31, 2026	$19,791,367

Net asset value, offering price and redemption price per share. ($19,791,367 ÷ 300,000 shares of common stock issued and outstanding)	$65.97

See Notes to Financial Statements.

PGIM Jennison Focused Mid-Cap ETF

Statement of Operations

Year Ended August 31, 2026

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $981 foreign withholding tax)	$174,362
Affiliated dividend income	12,704

Total income	187,066

Expenses

Management fee	81,273

Net investment income (loss)	105,793

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	140,959
In-kind redemptions	1,140,870

1,281,829

Net change in unrealized appreciation (depreciation) on investments	(99,797)

Net gain (loss) on investment transactions	1,182,032

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,287,825

See Notes to Financial Statements.

PGIM Jennison Focused Mid-Cap ETF 21

PGIM Jennison Focused Mid-Cap ETF

Statements of Changes in Net Assets

	Year Ended August 31,
	2026	2025
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$105,793	$97,331
Net realized gain (loss) on investment and in-kind redemptions transactions	1,281,829	449,061
Net change in unrealized appreciation (depreciation) on investments	(99,797)	780,021

Net increase (decrease) in net assets resulting from operations	1,287,825	1,326,413

Dividends and Distributions
Distributions from distributable earnings	(96,398)	(110,734)

Fund share transactions
Shares sold in-kind (90,000 and 110,000 shares, respectively)	6,039,586	6,433,012
Shares redeemed in-kind (40,000 and 70,000 shares, respectively)	(2,619,823)	(4,142,403)

Net increase (decrease) in net assets from Fund share transactions	3,419,763	2,290,609

Total increase (decrease)	4,611,190	3,506,288

Net Assets:
Beginning of year	15,180,177	11,673,889

End of year	$19,791,367	$15,180,177

See Notes to Financial Statements.

PGIM Jennison Focused Mid-Cap ETF

Financial Highlights

	Year Ended August 31,		December 14, 2023(a) through August 31, 2024
	2026	2025
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$60.72	$55.59	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.41	0.42	0.33
Net realized and unrealized gain (loss) on investment transactions	5.23	5.19	5.26
Total from investment operations	5.64	5.61	5.59
Less Dividends and Distributions:
Dividends from net investment income	(0.39)	(0.48)	-
Net asset value, end of period	$65.97	$60.72	$55.59
Total Return(c):	9.32%	10.14%	11.18%

Ratios/Supplemental Data:
Net assets, end of period (000)	$19,791	$15,180	$11,674
Average net assets (000)	$16,586	$13,408	$10,960
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.49%	0.41%	0.42	%(e)
Expenses before waivers and/or expense reimbursement	0.49%	0.49%	0.49	%(e)
Net investment income (loss)	0.64%	0.73%	0.88	%(e)
Portfolio turnover rate(f)	126%	102%	101%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused Mid-Cap ETF 23

PGIM Jennison Focused Value ETF

Schedule of Investments

as of August 31, 2026

Description	Shares	Value

LONG-TERM INVESTMENTS 97.3%

COMMON STOCKS

Aerospace & Defense 2.8%

Airbus SE (France), ADR	71,795	$4,087,289

Automobiles 2.5%

General Motors Co.	42,482	3,667,046

Banks 13.0%

Bank of America Corp.	61,402	3,803,240

JPMorgan Chase & Co.	19,205	6,837,364

PNC Financial Services Group, Inc. (The)	18,327	4,391,699

Wells Fargo & Co.	49,870	4,308,269

		19,340,572

Biotechnology 2.9%

AbbVie, Inc.	16,668	4,274,009

Broadline Retail 4.8%

Amazon.com, Inc.*	27,709	7,197,967

Building Products 2.2%

Johnson Controls International PLC	23,589	3,260,943

Capital Markets 2.4%

Goldman Sachs Group, Inc. (The)	3,424	3,512,682

Consumer Staples Distribution & Retail 3.5%

Walmart, Inc.	48,891	5,127,199

Electrical Equipment 2.5%

Siemens Energy AG (Germany), ADR	111,212	3,677,781

Ground Transportation 2.4%

Union Pacific Corp.	11,942	3,590,601

Household Durables 3.4%

Toll Brothers, Inc.	34,946	5,013,004

Industrial Conglomerates 2.6%

3M Co.	22,269	3,826,482

Insurance 2.6%

MetLife, Inc.	40,337	3,838,872

Interactive Media & Services 4.9%

Alphabet, Inc. (Class A Stock)	13,161	4,466,185

Meta Platforms, Inc. (Class A Stock)	4,873	2,789,013

		7,255,198

Machinery 3.6%

Caterpillar, Inc.	2,667	2,126,852

Parker-Hannifin Corp.	3,347	3,278,186

		5,405,038

See Notes to Financial Statements.

PGIM Jennison Focused Value ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Shares	Value

COMMON STOCKS (Continued)

Multi-Utilities 4.7%

CenterPoint Energy, Inc.	65,575	$2,596,770

NiSource, Inc.	105,591	4,320,784

		6,917,554

Oil, Gas & Consumable Fuels 9.2%

Cheniere Energy, Inc.	9,114	2,658,463

ExxonMobil Holdings Corp.	36,515	5,877,089

Shell PLC, ADR	55,097	5,038,621

		13,574,173

Pharmaceuticals 6.3%

AstraZeneca PLC (United Kingdom)	16,243	2,633,478

Eli Lilly & Co.	3,665	4,239,415

Roche Holding AG, ADR	46,067	2,473,798

		9,346,691

Semiconductors & Semiconductor Equipment 7.2%

Advanced Micro Devices, Inc.*	6,956	3,274,328

Applied Materials, Inc.	5,576	2,555,983

Micron Technology, Inc.	2,059	1,974,025

Texas Instruments, Inc.	11,116	2,900,276

		10,704,612

Software 6.2%

Microsoft Corp.	18,172	9,218,474

Technology Hardware, Storage & Peripherals 7.6%

Apple, Inc.	25,339	8,028,662

Dell Technologies, Inc. (Class C Stock)	7,207	3,286,464

		11,315,126

TOTAL LONG-TERM INVESTMENTS (cost $135,090,466)		144,151,313

SHORT-TERM INVESTMENT 2.6%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 3.780%) (cost $3,917,537)(wb)	3,917,537	3,917,537

TOTAL INVESTMENTS 99.9% (cost $139,008,003)		148,068,850
Other assets in excess of liabilities 0.1%		165,949

NET ASSETS 100.0%		$148,234,799

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

See Notes to Financial Statements.

PGIM Jennison Focused Value ETF 25

PGIM Jennison Focused Value ETF

Schedule of Investments (continued)

as of August 31, 2026

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$4,087,289	$—	$—
Automobiles	3,667,046	—	—
Banks	19,340,572	—	—
Biotechnology	4,274,009	—	—
Broadline Retail	7,197,967	—	—
Building Products	3,260,943	—	—
Capital Markets	3,512,682	—	—
Consumer Staples Distribution & Retail	5,127,199	—	—
Electrical Equipment	3,677,781	—	—
Ground Transportation	3,590,601	—	—
Household Durables	5,013,004	—	—
Industrial Conglomerates	3,826,482	—	—
Insurance	3,838,872	—	—
Interactive Media & Services	7,255,198	—	—
Machinery	5,405,038	—	—
Multi-Utilities	6,917,554	—	—
Oil, Gas & Consumable Fuels	13,574,173	—	—
Pharmaceuticals	9,346,691	—	—
Semiconductors & Semiconductor Equipment	10,704,612	—	—
Software	9,218,474	—	—
Technology Hardware, Storage & Peripherals	11,315,126	—	—
Short-Term Investment
Affiliated Mutual Fund	3,917,537	—	—

Total	$148,068,850	$—	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2026 were as follows:

Banks	13.0%
Oil, Gas & Consumable Fuels	9.2
Technology Hardware, Storage & Peripherals	7.6
Semiconductors & Semiconductor Equipment	7.2
Pharmaceuticals	6.3
Software	6.2
Interactive Media & Services	4.9
Broadline Retail	4.8
Multi-Utilities	4.7
Machinery	3.6
Consumer Staples Distribution & Retail	3.5
Household Durables	3.4
Biotechnology	2.9
Aerospace & Defense	2.8

Affiliated Mutual Fund	2.6%
Insurance	2.6
Industrial Conglomerates	2.6
Electrical Equipment	2.5
Automobiles	2.5
Ground Transportation	2.4
Capital Markets	2.4
Building Products	2.2

99.9
Other assets in excess of liabilities	0.1

100.0%

See Notes to Financial Statements.

PGIM Jennison Focused Value ETF

Statement of Assets & Liabilities

as of August 31, 2026

Assets

Investments at value:
Unaffiliated investments (cost $135,090,466)	$144,151,313
Affiliated investments (cost $3,917,537)	3,917,537
Dividends receivable	204,898
Tax reclaim receivable	519

Total Assets	148,274,267

Liabilities

Management fee payable	39,468

Net Assets	$148,234,799

Net assets were comprised of:
Common stock, at par	$1,490
Paid-in capital in excess of par	140,623,157
Total distributable earnings (loss)	7,610,152

Net assets, August 31, 2026	$148,234,799

Net asset value, offering price and redemption price per share, ($148,234,799 ÷ 1,490,000 shares of common stock issued and outstanding)	$99.49

See Notes to Financial Statements.

PGIM Jennison Focused Value ETF 27

PGIM Jennison Focused Value ETF

Statement of Operations

Year Ended August 31, 2026

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $9,917 foreign withholding tax)	$826,067
Affiliated dividend income	50,455

Total income	876,522

Expenses

Management fee	325,848

Net investment income (loss)	550,674

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	(1,465,834)
In-kind redemptions	8,308,419

6,842,585

Net change in unrealized appreciation (depreciation) on investments	5,333,213

Net gain (loss) on investment transactions	12,175,798

Net Increase (Decrease) In Net Assets Resulting From Operations	$12,726,472

See Notes to Financial Statements.

PGIM Jennison Focused Value ETF

Statements of Changes in Net Assets

	Year Ended August 31,
	2026	2025
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$550,674	$241,131
Net realized gain (loss) on investment and in-kind redemptions transactions	6,842,585	1,402,694
Net change in unrealized appreciation (depreciation) on investments	5,333,213	488,508

Net increase (decrease) in net assets resulting from operations	12,726,472	2,132,333

Dividends and Distributions
Distributions from distributable earnings	(232,187)	(193,271)

Fund share transactions
Shares sold in-kind (1,510,000 and 120,000 shares, respectively)	141,908,982	8,683,582
Shares redeemed in-kind (280,000 and 70,000 shares, respectively)	(26,279,034)	(5,174,384)

Net increase (decrease) in net assets from Fund share transactions	115,629,948	3,509,198

Total increase (decrease)	128,124,233	5,448,260

Net Assets:
Beginning of year	20,110,566	14,662,306

End of year	$148,234,799	$20,110,566

See Notes to Financial Statements.

PGIM Jennison Focused Value ETF 29

PGIM Jennison Focused Value ETF

Financial Highlights

	Year Ended August 31,			December 12, 2022(a) through August 31, 2023
	2026	2025	2024
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$77.35	$69.82	$53.76	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.92	1.02	0.84	0.56
Net realized and unrealized gain (loss) on investment transactions	21.79	7.43	15.91	3.26
Total from investment operations	22.71	8.45	16.75	3.82
Less Dividends and Distributions:
Dividends from net investment income	(0.57)	(0.92)	(0.69)	(0.06)
Net asset value, end of period	$99.49	$77.35	$69.82	$53.76
Total Return(c):	29.50%	12.22%	31.43%	7.64%

Ratios/Supplemental Data:
Net assets, end of period (000)	$148,235	$20,111	$14,662	$11,289
Average net assets (000)	$55,488	$16,834	$12,721	$10,586
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.59%	0.68%	0.71%	0.75	%(e)
Expenses before waivers and/or expense reimbursement	0.59%	0.75%	0.75%	0.75	%(e)
Net investment income (loss)	0.99%	1.43%	1.39%	1.56	%(e)
Portfolio turnover rate(f)	62%	56%	36%	38%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison U.S. Core Equity ETF

Schedule of Investments

as of August 31, 2026

Description	Shares	Value

LONG-TERM INVESTMENTS 99.8%

COMMON STOCKS

Aerospace & Defense 2.4%

Boeing Co. (The)*	143	$29,713

Carpenter Technology Corp.	60	28,585

General Electric Co.	48	16,114

RTX Corp.	339	70,420

Woodward, Inc.	49	16,651

		161,483

Air Freight & Logistics 0.2%

C.H. Robinson Worldwide, Inc.	111	16,612

Automobiles 1.6%

General Motors Co.	480	41,433

Tesla, Inc.*	183	67,335

		108,768

Banks 8.4%

Bank of America Corp.	2,274	140,851

East West Bancorp, Inc.	315	39,961

JPMorgan Chase & Co.	352	125,319

PNC Financial Services Group, Inc. (The)	458	109,750

Truist Financial Corp.	2,032	100,747

Wells Fargo & Co.	294	25,399

Wintrust Financial Corp.	194	29,170

		571,197

Beverages 1.3%

PepsiCo, Inc.	610	85,607

Biotechnology 1.5%

AbbVie, Inc.	130	33,334

Amgen, Inc.	52	22,354

Vertex Pharmaceuticals, Inc.*	86	46,829

		102,517

Broadline Retail 4.1%

Amazon.com, Inc.*	1,062	275,876

Building Products 0.5%

Johnson Controls International PLC	236	32,625

Communications Equipment 1.6%

Cisco Systems, Inc.	985	108,833

Construction & Engineering 0.4%

Comfort Systems USA, Inc.	18	27,821

Consumer Staples Distribution & Retail 1.2%

Walmart, Inc.	748	78,443

Containers & Packaging 0.4%

Crown Holdings, Inc.	239	27,817

Diversified Telecommunication Services 1.6%

AT&T, Inc.	1,521	39,378

See Notes to Financial Statements.

PGIM Jennison U.S. Core Equity ETF 31

PGIM Jennison U.S. Core Equity ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Shares	Value

COMMON STOCKS (Continued)

Diversified Telecommunication Services (cont’d.)

Space Exploration Technologies Corp. (Class A Stock)*	245	$35,204

Verizon Communications, Inc.	741	37,065

		111,647

Electric Utilities 0.3%

NextEra Energy, Inc.	251	20,667

Electrical Equipment 1.3%

AMETEK, Inc.	92	21,636

GE Vernova, Inc.	34	30,550

Rockwell Automation, Inc.	89	37,774

		89,960

Electronic Equipment, Instruments & Components 0.5%

Corning, Inc.	112	16,658

Teledyne Technologies, Inc.*	31	19,001

		35,659

Energy Equipment & Services 0.6%

TechnipFMC PLC (United Kingdom)	486	37,981

Entertainment 2.0%

Netflix, Inc.*	1,237	100,259

Walt Disney Co. (The)	358	38,503

		138,762

Financial Services 1.2%

Mastercard, Inc. (Class A Stock)	40	23,572

Visa, Inc. (Class A Stock)	161	61,079

		84,651

Food Products 0.2%

Hershey Co. (The)	92	16,211

Ground Transportation 2.5%

CSX Corp.	328	16,567

Uber Technologies, Inc.*	479	36,237

Union Pacific Corp.	385	115,758

		168,562

Health Care Providers & Services 2.1%

Cencora, Inc.	70	22,652

Encompass Health Corp.	166	19,955

UnitedHealth Group, Inc.	257	100,078

		142,685

Hotels, Restaurants & Leisure 0.2%

Airbnb, Inc. (Class A Stock)*	91	16,673

Household Durables 0.8%

Toll Brothers, Inc.	402	57,667

Independent Power & Renewable Electricity Producers 0.3%

Vistra Corp.	128	17,583

See Notes to Financial Statements.

PGIM Jennison U.S. Core Equity ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Shares	Value

COMMON STOCKS (Continued)

Industrial Conglomerates 0.7%

3M Co.	94	$16,152

DuPont de Nemours, Inc.	227	30,552

		46,704

Industrial REITs 0.9%

Prologis, Inc.	436	61,005

Insurance 3.8%

Chubb Ltd.	222	75,169

Markel Group, Inc.*	17	30,650

Marsh & McLennan Cos., Inc.	203	38,529

MetLife, Inc.	998	94,980

RenaissanceRe Holdings Ltd. (Bermuda)	56	18,348

		257,676

Interactive Media & Services 8.6%

Alphabet, Inc. (Class A Stock)	1,378	467,624

Meta Platforms, Inc. (Class A Stock)	202	115,613

		583,237

IT Services 1.6%

International Business Machines Corp.	261	61,040

Snowflake, Inc.*	140	46,400

		107,440

Life Sciences Tools & Services 0.2%

Illumina, Inc.*	75	16,022

Machinery 2.4%

Caterpillar, Inc.	29	23,127

Nordson Corp.	107	34,424

Parker-Hannifin Corp.	105	102,841

		160,392

Marine Transportation 0.3%

Kirby Corp.*	123	17,449

Multi-Utilities 0.5%

NiSource, Inc.	827	33,841

Oil, Gas & Consumable Fuels 4.7%

Cheniere Energy, Inc.	335	97,716

Chevron Corp.	105	21,645

ConocoPhillips	130	17,224

ExxonMobil Holdings Corp.	261	42,008

Shell PLC, ADR	1,090	99,680

Valero Energy Corp.	126	45,224

		323,497

Pharmaceuticals 3.0%

Eli Lilly & Co.	106	122,613

Merck & Co., Inc.	559	82,598

		205,211

See Notes to Financial Statements.

PGIM Jennison U.S. Core Equity ETF 33

PGIM Jennison U.S. Core Equity ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Shares	Value

COMMON STOCKS (Continued)

Residential REITs 0.6%

Camden Property Trust	387	$40,945

Semiconductors & Semiconductor Equipment 16.5%

Advanced Micro Devices, Inc.*	245	115,326

Applied Materials, Inc.	55	25,212

Broadcom, Inc.	571	211,464

Lam Research Corp.	337	101,602

Micron Technology, Inc.	161	154,356

NVIDIA Corp.	2,240	494,547

Texas Instruments, Inc.	93	24,265

		1,126,772

Software 6.6%

Crowdstrike Holdings, Inc. (Class A Stock)*	166	38,346

Datadog, Inc. (Class A Stock)*	130	30,815

Microsoft Corp.	713	361,698

Palantir Technologies, Inc. (Class A Stock)*	95	17,706

		448,565

Specialized REITs 0.6%

Gaming & Leisure Properties, Inc.	935	39,335

Specialty Retail 1.9%

Five Below, Inc.*	89	21,969

Lowe’s Cos., Inc.	130	26,611

Ross Stores, Inc.	103	23,540

TJX Cos., Inc. (The)	443	59,322

		131,442

Technology Hardware, Storage & Peripherals 9.2%

Apple, Inc.	1,577	499,672

Dell Technologies, Inc. (Class C Stock)	179	81,626

Sandisk Corp.*	31	48,568

		629,866

Textiles, Apparel & Luxury Goods 0.3%

Ralph Lauren Corp.	51	17,692

Trading Companies & Distributors 0.2%

United Rentals, Inc.	16	16,608

TOTAL LONG-TERM INVESTMENTS (cost $6,577,696)		6,800,006

SHORT-TERM INVESTMENT 0.5%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 3.780%) (cost $35,528)(wb)	35,528	35,528

TOTAL INVESTMENTS 100.3% (cost $6,613,224)		6,835,534
Liabilities in excess of other assets (0.3)%		(18,072)

NET ASSETS 100.0%		$6,817,462

See Notes to Financial Statements.

PGIM Jennison U.S. Core Equity ETF

Schedule of Investments (continued)

as of August 31, 2026

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$161,483	$—	$—
Air Freight & Logistics	16,612	—	—
Automobiles	108,768	—	—
Banks	571,197	—	—
Beverages	85,607	—	—
Biotechnology	102,517	—	—
Broadline Retail	275,876	—	—
Building Products	32,625	—	—
Communications Equipment	108,833	—	—
Construction & Engineering	27,821	—	—
Consumer Staples Distribution & Retail	78,443	—	—
Containers & Packaging	27,817	—	—
Diversified Telecommunication Services	111,647	—	—
Electric Utilities	20,667	—	—
Electrical Equipment	89,960	—	—
Electronic Equipment, Instruments & Components	35,659	—	—
Energy Equipment & Services.	37,981	—	—
Entertainment	138,762	—	—
Financial Services	84,651	—	—
Food Products	16,211	—	—
Ground Transportation	168,562	—	—
Health Care Providers & Services	142,685	—	—
Hotels, Restaurants & Leisure	16,673	—	—
Household Durables	57,667	—	—
Independent Power & Renewable Electricity Producers	17,583	—	—
Industrial Conglomerates	46,704	—	—
Industrial REITs	61,005	—	—
Insurance.	257,676	—	—
Interactive Media & Services	583,237	—	—
IT Services	107,440	—	—
Life Sciences Tools & Services	16,022	—	—
Machinery	160,392	—	—
Marine Transportation	17,449	—	—
Multi-Utilities	33,841	—	—
Oil, Gas & Consumable Fuels	323,497	—	—
Pharmaceuticals	205,211	—	—
Residential REITs	40,945	—	—
Semiconductors & Semiconductor Equipment	1,126,772	—	—
Software.	448,565	—	—
Specialized REITs	39,335	—	—
Specialty Retail	131,442	—	—
Technology Hardware, Storage & Peripherals	629,866	—	—
Textiles, Apparel & Luxury Goods	17,692	—	—
Trading Companies & Distributors	16,608	—	—

See Notes to Financial Statements.

PGIM Jennison U.S. Core Equity ETF 35

PGIM Jennison U.S. Core Equity ETF

Schedule of Investments (continued)

as of August 31, 2026

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investment
Affiliated Mutual Fund	$35,528	$—	$—

Total	$6,835,534	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2026 were as follows:

Semiconductors & Semiconductor Equipment	16.5%
Technology Hardware, Storage & Peripherals	9.2
Interactive Media & Services	8.6
Banks	8.4
Software	6.6
Oil, Gas & Consumable Fuels	4.7
Broadline Retail	4.1
Insurance	3.8
Pharmaceuticals	3.0
Ground Transportation	2.5
Aerospace & Defense	2.4
Machinery	2.4
Health Care Providers & Services	2.1
Entertainment	2.0
Specialty Retail	1.9
Diversified Telecommunication Services	1.6
Communications Equipment	1.6
Automobiles	1.6
IT Services	1.6
Biotechnology	1.5
Electrical Equipment	1.3
Beverages	1.3
Financial Services	1.2
Consumer Staples Distribution & Retail	1.2
Industrial REITs	0.9

Household Durables	0.8%
Industrial Conglomerates	0.7
Residential REITs	0.6
Specialized REITs	0.6
Energy Equipment & Services	0.6
Electronic Equipment, Instruments & Components	0.5
Affiliated Mutual Fund	0.5
Multi-Utilities	0.5
Building Products	0.5
Construction & Engineering	0.4
Containers & Packaging	0.4
Electric Utilities	0.3
Textiles, Apparel & Luxury Goods	0.3
Independent Power & Renewable Electricity Producers	0.3
Marine Transportation	0.3
Hotels, Restaurants & Leisure	0.2
Air Freight & Logistics	0.2
Trading Companies & Distributors	0.2
Food Products	0.2
Life Sciences Tools & Services	0.2

100.3
Liabilities in excess of other assets	(0.3)

100.0%

See Notes to Financial Statements.

PGIM Jennison U.S. Core Equity ETF

Statement of Assets & Liabilities

as of August 31, 2026

Assets

Investments at value:
Unaffiliated investments (cost $6,577,696)	$6,800,006
Affiliated investments (cost $35,528)	35,528
Receivable for investments sold	443,537
Dividends receivable	6,431
Receivable for Fund shares sold	3,508

Total Assets	7,289,010

Liabilities
Payable for investments purchased	442,625
Payable for Fund shares purchased	27,765
Management fee payable	1,117
Other liabilities	41

Total Liabilities	471,548

Net Assets	$6,817,462

Net assets were comprised of:
Common stock, at par	$130
Paid-in capital in excess of par	6,636,417
Total distributable earnings (loss)	180,915

Net assets, August 31, 2026	$6,817,462

Net asset value, offering price and redemption price per share. ($6,817,462 ÷ 130,000 shares of common stock issued and outstanding)	$52.44

See Notes to Financial Statements.

PGIM Jennison U.S. Core Equity ETF 37

PGIM Jennison U.S. Core Equity ETF

Statement of Operations

For the Period May 20, 2026* through August 31, 2026

Net Investment Income (Loss)

Income
Unaffiliated dividend income	$21,650
Affiliated dividend income	1,460

Total income	23,110

Expenses
Management fee	3,576

Net investment income (loss)	19,534

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	(60,998)
In-kind redemptions	110,613

49,615

Net change in unrealized appreciation (depreciation) on investments	222,310

Net gain (loss) on investment transactions	271,925

Net Increase (Decrease) In Net Assets Resulting From Operations	$291,459

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Jennison U.S. Core Equity ETF

Statement of Changes in Net Assets

May 20, 2026* through August 31, 2026
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$19,534
Net realized gain (loss) on investment and in-kind redemptions transactions	49,615
Net change in unrealized appreciation (depreciation) on investments	222,310

Net increase (decrease) in net assets resulting from operations	291,459

Fund share transactions
Net proceeds from shares sold (100,000 shares)	5,000,000
Shares sold in-kind (60,000 shares)	3,066,596
Shares redeemed in-kind (30,000 shares)	(1,540,593)

Net increase (decrease) in net assets from Fund share transactions	6,526,003

Total increase (decrease)	6,817,462

Net Assets:

Beginning of period	—

End of period	$6,817,462

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Jennison U.S. Core Equity ETF 39

PGIM Jennison U.S. Core Equity ETF

Financial Highlights

	May 20, 2026(a) through August 31, 2026
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.15
Net realized and unrealized gain (loss) on investment	2.29
Total from investment operations	2.44
Net asset value, end of period	$52.44
Total Return(c):	4.89%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6,817
Average net assets (000)	$6,669
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.19	%(e)
Expenses before waivers and/or expense reimbursement	0.19	%(e)
Net investment income (loss)	1.04	%(e)
Portfolio turnover rate(f)	23%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Portfolio Ballast ETF

Schedule of Investments

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 88.3%

U.S. TREASURY OBLIGATIONS 49.3%
U.S. Treasury Notes	3.625%	09/30/31	15,085	$14,484,245
U.S. Treasury Notes	3.875	08/15/34	4,080	3,866,248
U.S. Treasury Notes	4.125	10/31/26	5,610	5,611,534
U.S. Treasury Notes	4.125	10/31/29	15,476	15,340,189

TOTAL U.S. TREASURY OBLIGATIONS (cost $39,845,051)				39,302,216

			Shares

UNAFFILIATED EXCHANGE-TRADED FUNDS 11.6%
iShares Core S&P 500 ETF			1,800	1,387,332
Vanguard Intermediate-Term Treasury ETF			114,186	6,646,767
Vanguard S&P 500 ETF			1,727	1,217,345

TOTAL UNAFFILIATED EXCHANGE-TRADED FUNDS (cost $8,992,535)				9,251,444

OPTIONS PURCHASED*~ 27.4% (cost $15,323,776)				21,819,468

TOTAL LONG-TERM INVESTMENTS 88.3% (cost $64,161,362)				70,373,128

SHORT-TERM INVESTMENT 11.1%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 3.780%) (cost $8,871,309)(wb)			8,871,309	8,871,309

TOTAL INVESTMENTS 99.4% (cost $73,032,671)				79,244,437
Other assets in excess of liabilities 0.6%				499,967

NET ASSETS 100.0%				$79,744,404

See the Glossary for a list of the abbreviation(s) used in the annual report.

* Non-income producing security.

# Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~ See tables subsequent to the Schedule of Investments for options detail.

(wb) Represents an investment in a Fund affiliated with the Manager.

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
State Street SPDR S&P 500 ETF Trust	Call	10/25/30	$675.00	635	64	$15,298,284
State Street SPDR S&P 500 ETF Trust	Call	01/31/31	$700.00	280	28	6,521,184

Total Options Purchased (cost $15,323,776)						$21,819,468

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

See Notes to Financial Statements.

PGIM Portfolio Ballast ETF 41

PGIM Portfolio Ballast ETF

Schedule of Investments (continued)

as of August 31, 2026

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
U.S. Treasury Obligations	$—	$39,302,216	$—
Unaffiliated Exchange-Traded Funds	9,251,444	—	—
Options Purchased	—	21,819,468	—
Short-Term Investment
Affiliated Mutual Fund	8,871,309	—	—

Total	$18,122,753	$61,121,684	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2026 were as follows:

U.S. Treasury Obligations	49.3%
Options Purchased	27.4
Unaffiliated Exchange-Traded Funds	11.6
Affiliated Mutual Fund	11.1

99.4
Other assets in excess of liabilities	0.6

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2026 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unaffiliated investments	$21,819,468	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2026 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Futures
Equity contracts	$8,651,102	$28,426

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)
Equity contracts	$71,619

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

PGIM Portfolio Ballast ETF

Schedule of Investments (continued)

as of August 31, 2026

For the year ended August 31, 2026, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$14,715,222
Futures Contracts - Long Positions (2)	614,430

*	Average volume is based on average quarter end balances for the year ended August 31, 2026.
(1)	Cost.
(2)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Portfolio Ballast ETF 43

PGIM Portfolio Ballast ETF

Statement of Assets & Liabilities

as of August 31, 2026

Assets

Investments at value:
Unaffiliated investments (cost $64,161,362)	$70,373,128
Affiliated investments (cost $8,871,309)	8,871,309
Dividends and interest receivable	530,474

Total Assets	79,774,911

Liabilities

Management fee payable	30,507

Net Assets	$79,744,404

Net assets were comprised of:
Common stock, at par	$2,360
Paid-in capital in excess of par	71,949,699
Total distributable earnings (loss)	7,792,345

Net assets, August 31, 2026	$79,744,404

Net asset value, offering price and redemption price per share, ($79,744,404 ÷ 2,360,000 shares of common stock issued and outstanding)	$33.79

See Notes to Financial Statements.

PGIM Portfolio Ballast ETF

Statement of Operations

Year Ended August 31, 2026

Net Investment Income (Loss)

Income
Interest income	$1,580,161
Affiliated dividend income	350,802
Unaffiliated dividend income	279,066

Total income	2,210,029

Expenses
Management fee	343,818

Net investment income (loss)	1,866,211

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	201,954
Futures transactions	28,426
In-kind redemptions	8,574,666
Foreign currency transactions	(1,405)

8,803,641

Net change in unrealized appreciation (depreciation) on investments	(695,278)

Net gain (loss) on investment and foreign currency transactions	8,108,363

Net Increase (Decrease) In Net Assets Resulting From Operations	$9,974,574

See Notes to Financial Statements.

PGIM Portfolio Ballast ETF 45

PGIM Portfolio Ballast ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2026	2025

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,866,211	$1,505,259
Net realized gain (loss) on investment and in-kind redemptions transactions and foreign currency	8,803,641	(209,733)
Net change in unrealized appreciation (depreciation) on investments	(695,278)	5,165,780

Net increase (decrease) in net assets resulting from operations	9,974,574	6,461,306

Dividends and Distributions
Distributions from distributable earnings	(1,655,256)	(3,139,009)

Fund share transactions
Net proceeds from shares sold (2,500,000 and 760,000 shares, respectively)	78,218,376	21,204,783
Shares redeemed in-kind (2,360,000 and 80,000 shares, respectively)	(73,883,889)	(2,159,256)
Cost of shares purchased (60,000 and 0 shares, respectively)	(1,897,643)	—

Net increase (decrease) in net assets from Fund share transactions	2,436,844	19,045,527

Total increase (decrease)	10,756,162	22,367,824

Net Assets:
Beginning of year	68,988,242	46,620,418

End of year	$79,744,404	$68,988,242

See Notes to Financial Statements.

PGIM Portfolio Ballast ETF

Financial Highlights

	Year Ended August 31,			December 12, 2022(a) through August 31, 2023
	2026	2025	2024
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$30.26	$29.14	$26.71	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.78	0.81	1.00	0.61
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.43	2.25	3.47	1.14
Total from investment operations	4.21	3.06	4.47	1.75
Less Dividends and Distributions:
Dividends from net investment income	(0.68)	(0.61)	(0.90)	(0.04)
Distributions from net realized gains	-	(1.33)	(1.14)	-
Total dividends and distributions	(0.68)	(1.94)	(2.04)	(0.04)
Net asset value, end of period	$33.79	$30.26	$29.14	$26.71
Total Return(c):	14.12%	10.90%	17.67%	7.02%

Ratios/Supplemental Data:
Net assets, end of period (000)	$79,744	$68,988	$46,620	$28,316
Average net assets (000)	$76,404	$53,839	$31,298	$26,311
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.45%	0.43%	0.43%	0.45	%(e)
Expenses before waivers and/or expense reimbursement	0.45%	0.45%	0.45%	0.45	%(e)
Net investment income (loss)	2.44%	2.80%	3.66%	3.36	%(e)
Portfolio turnover rate(f)	40%	20%	127%	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Portfolio Ballast ETF 47

Notes to Financial Statements

1.	Organization

PGIM ETF Trust (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the following series of the RIC: PGIM Jennison Focused Growth ETF, PGIM Jennison Focused International Equity ETF, PGIM Jennison Focused Mid-Cap ETF, PGIM Jennison Focused Value ETF, PGIM Jennison U.S. Core Equity ETF and PGIM Portfolio Ballast ETF (each a “Fund” and collectively, the “Funds”). PGIM Jennison Focused Mid-Cap ETF and PGIM Jennison Focused Value ETF are diversified funds for purposes of the 1940 Act, and PGIM Jennison Focused Growth ETF, PGIM Jennison Focused International Equity ETF, PGIM Jennison U.S. Core Equity ETF and PGIM Portfolio Ballast ETF are non-diversified funds for purposes of the 1940 Act. Each Fund operates as an exchange-traded fund.

The Funds have the following investment objectives:

Fund	Investment Objective
PGIM Jennison Focused Growth ETF (“Jennison Focused Growth”)	Long-term growth of capital.
PGIM Jennison Focused International Equity ETF (“Jennison Focused International Equity”) formerly known as PGIM Jennison International Opportunities ETF	Long-term growth of capital.
PGIM Jennison Focused Mid-Cap ETF (“Jennison Focused Mid-Cap”)	Long-term growth of capital.
PGIM Jennison Focused Value ETF (“Jennison Focused Value”)	Long-term growth of capital.
PGIM Jennison U.S. Core Equity ETF (“Jennison U.S. Core Equity”)	Long-term capital appreciation.
PGIM Portfolio Ballast ETF (“Portfolio Ballast”)	Long-term capital growth with reduced volatility compared to the equity market.

Financial Statements and other information regarding any underlying mutual funds or ETFs held by the Fund(s), if any, are available at pgim.com/mutual-fund-documents. You may also request this information by calling (800) 225-1852 or, from outside the United States, (973) 367-3529.

2.	Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Funds consistently follow such policies in the preparation of their financial statements.

The Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 exclusively impacted financial statement disclosures only and did not affect the Funds’ financial position or performance. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance. The officers of the Fund, as listed in the Fund’s Statement of Additional Information, act as each Fund’s chief operating decision maker (“CODM”). The CODM has determined that each Fund has a single operating segment as the CODM monitors the operating results of each Fund as a whole and the Funds’ long-term strategic asset allocation is pre-determined in accordance with the terms of their respective prospectus, based on a defined investment strategy which is executed by the Funds’ subadviser.

The CODM allocates resources and assesses performance based on the operating results of each Fund, which is consistent with the results presented in the Fund’s Schedule of Investments, Statement of Changes in Net Assets and Financial Highlights.

Securities Valuation: The Funds hold securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Funds’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Funds’ valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments”, the “Investment Manager” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to the Funds’ investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities of the Valuation Designee under Rule 2a-5. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Funds’ foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (“ETFs”) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via Nasdaq are valued at the Nasdaq official closing price. To the extent these securities are valued at the last sale price or Nasdaq official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter (“OTC”) market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price are based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will

Notes to Financial Statements (continued)

be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; an assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst, media, or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Options: Certain Funds purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Funds may also use options to gain additional market exposure. The Funds’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Funds invested in financial futures contracts in order to gain exposure to equities and fixed income. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Funds since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Funds become aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts.

Taxes: It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on interest income, dividends, capital gains on investments, or certain foreign currency transactions by certain countries in which it invests. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on dividends are presented as “Foreign withholding tax”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) or change in unrealized appreciation (depreciation) on securities on the accompanying Statement of Operations. To the extent that the Funds have country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the Funds is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

Certain Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention if more likely than not the Fund will receive the reclaim back in accordance with ASC 740. Any professional fees associated with recovery of foreign withholding taxes are recorded as an expense within the Professional fees line item on the Statement of Operations.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Annually

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, each Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

Pursuant to management agreements with the RIC on behalf of the Funds (the Management Agreements), PGIM Investments manages each Fund’s investment operations and administers its business affairs. PGIM Investments is also responsible for supervising each Fund’s subadviser. The Manager has engaged the firms referenced in the below table as subadvisers for their respective Funds. The Manager pays for the services of the subadvisers.

Fund	Subadviser(s)

Jennison Focused Growth	Jennison Associates LLC (“Jennison”)

Jennison Focused International Equity	Jennison

Jennison Focused Mid-Cap	Jennison

Jennison Focused Value	Jennison

Jennison U.S. Core Equity	Jennison

Portfolio Ballast	PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”)(a wholly-owned subsidiary of PGIM, Inc.)

Pursuant to the Management Agreement relating to each Fund, there is a unitary fee structure for each Fund whereby PGIM Investments is responsible for substantially all expenses of each Fund, except taxes, brokerage expenses, interest expenses, distribution fees or expenses, expenses incident to shareholder meetings and extraordinary expenses. Each Fund may also pay for any costs or

Notes to Financial Statements  (continued)

expenses of investing in other funds. For more information on the unitary management fee structure please refer to each Fund’s Statement of Additional Information.

The unitary fee paid to the Manager is accrued daily and payable monthly, at an annual rate of each Fund’s average daily net assets specified below. During the fiscal year ended August 31, 2025 the Manager had voluntarily agreed to reduce a portion of certain Funds’ unitary management fees. Any such management fee reduction will not be subject to recoupment by the Manager.

Fund	Unitary Fee Rate

Jennison Focused Growth	0.75%

Jennison Focused International Equity	0.54%	*

Jennison Focused Mid-Cap	0.49%

Jennison Focused Value	0.33%	**

Jennison U.S. Core Equity	0.19%

Portfolio Ballast	0.45%

*	Effective August 1, 2026. Prior to August 1, 2026, unitary fee paid to the Manager was 0.90% of the Fund’s average daily net assets.
**	Effective July 1, 2026. Prior to July 1, 2026, unitary fee paid to the Manager was 0.75% of the Fund’s average daily net assets.

Prudential Investment Management Services LLC (“PIMS” or the “Distributor”), acts as the distributor of each Fund, pursuant to the terms of a distribution agreement (“Distribution Agreement”) between the RIC and the Distributor. Shares are continuously offered for sale by the Distributor only. Although the Distributor does not receive any fees under the Distribution Agreement, the Manager or its affiliates may pay the Distributor for certain distribution related services.

PGIM Investments, PIMS, Jennison, and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Funds may invest their overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Funds may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended August 31, 2026, no Rule 17a-7 transactions were entered into by the Funds.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended August 31, 2026, were as follows:

Fund	Cost of Purchases	Proceeds from Sales

Jennison Focused Growth	$59,350,963	$60,335,039

Jennison Focused International Equity	40,181,604	36,076,122

Jennison Focused Mid-Cap	20,226,998	20,113,089

Jennison Focused Value	30,663,353	30,309,708

Jennison U.S. Core Equity	6,388,260	1,432,963

Portfolio Ballast	43,603,830	22,992,439

In-kind transactions resulting from in-kind creations and redemptions during the year ended August 31, 2026, were as follows:

Fund	Creations In-Kind	Redemptions In-Kind

Jennison Focused Growth	$ 26,350,219	$22,491,993

Fund	Creations In-Kind	Redemptions In-Kind

Jennison Focused International Equity	$35,412,788	$ 6,361,181

Jennison Focused Mid-Cap	5,949,659	2,584,106

Jennison Focused Value	137,720,824	25,557,621

Jennison U.S. Core Equity	3,040,392	1,467,608

Portfolio Ballast	—	23,894,332

The in-kind transactions shown in this table may not agree with the Funds’ Share Transactions on the Statements of Changes in Net Assets. This table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions, inclusive of any cash component.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended August 31, 2026, is presented as follows:

Jennison	Focused Growth

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.780%)(wb)
$468,286	$10,775,864	$10,236,522	$—	$—	$1,007,628	1,007,628	$47,725	$—

Jennison	Focused International Equity

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.780%)(wb)
$1,138,907	$13,700,304	$13,232,336	$—	$—	$1,606,875	1,606,875	$23,026	$—

Jennison	Focused Mid-Cap

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.780%)(wb)
$157,999	$3,378,318	$3,430,512	$—	$—	$105,805	105,805	$12,704	$—

Jennison Focused Value

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.780%)(wb)
$618,320	$7,169,464	$3,870,247	$—	$—	$3,917,537	3,917,537	$50,455	$—

Notes to Financial Statements  (continued)

Jennison	U.S. Core Equity

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.780%)(wb)
$—	$5,204,310	$5,168,782	$—	$—	$35,528	35,528	$1,460	$—

Portfolio	Ballast

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.780%)(wb)
$5,483,429	$74,202,654	$70,814,774	$—	$—	$8,871,309	8,871,309	$350,802	$—

(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par for the Funds indicated below.

For the year or period ended August 31, 2026, the adjustments were as follows:

Fund	Total Distributable Earnings (Loss)	Paid-in Capital in Excess of Par
Jennison Focused Growth (a)(b)	$(10,845,029)	$10,845,029
Jennison Focused International Equity (b)	(1,580,203)	1,580,203
Jennison Focused Mid-Cap (b)	(1,117,571)	1,117,571
Jennison Focused Value (b)	(8,305,267)	8,305,267
Jennison U.S. Core Equity (b)	(110,544)	110,544
Portfolio Ballast (b)	(8,573,093)	8,573,093

(a)	Net Operating Loss
(b)	Redemptions In Kind Adjustments

For the year or period ended August 31, 2026, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

Jennison Focused Growth	$—	$—	$—	$—

Jennison Focused International Equity	57,306	—	—	57,306

Jennison Focused Mid-Cap	96,398	—	—	96,398

Jennison Focused Value	232,187	—	—	232,187

Jennison U.S. Core Equity	—	—	—	—

Portfolio Ballast	1,655,256	—	—	1,655,256

For the year or period ended August 31, 2025, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

Jennison Focused Growth	$—	$—	$—	$—

Jennison Focused International Equity	27,250	—	—	27,250

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

Jennison Focused Mid-Cap	$110,734	$—	$—	$110,734

Jennison Focused Value	193,271	—	—	193,271

Jennison U.S. Core Equity	—	—	—	—

Portfolio Ballast	2,010,712	1,128,297	—	3,139,009

For the year or period ended August 31, 2026, the Funds indicated below had the following amounts of accumulated undistributed earnings on a tax basis:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Jennison Focused Growth	$—	$—
Jennison Focused International Equity	—	—
Jennison Focused Mid-Cap	64,995	—
Jennison Focused Value	505,347	—
Jennison U.S. Core Equity	19,534	—
Portfolio Ballast	1,611,228	—

The United States federal income tax basis of the investments and the net unrealized appreciation (depreciation) as of August 31, 2026 were as follows:

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

Jennison Focused Growth	$98,162,756	$43,949,061	$(1,782,260)	$42,166,801

Jennison Focused International Equity	57,636,397	3,887,125	(795,441)	3,091,684

Jennison Focused Mid-Cap	17,872,791	2,764,887	(850,575)	1,914,312

Jennison Focused Value	139,149,682	11,058,614	(2,139,446)	8,919,168

Jennison U.S. Core Equity	6,617,676	377,855	(159,997)	217,858

Portfolio Ballast	73,063,320	6,996,243	(815,126)	6,181,117

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the following Funds had an approximated capital loss carryforward as of August 31, 2026 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Fund	Capital Loss Carryforward	Capital Loss Carryforward Utilized
Jennison Focused Growth	$6,852,000	$ —
Jennison Focused International Equity	2,349,000	—
Jennison Focused Mid-Cap	669,000	125,000
Jennison Focused Value	1,814,000	—
Jennison U.S. Core Equity	56,000	—
Portfolio Ballast	—	168,000

The Funds indicated below elected to treat the below approximated losses as having been incurred in the following fiscal year (August 31, 2027).

Fund	Qualified Late-Year Losses	Post-October Capital Losses
Jennison Focused Growth	$358,000	$—
Jennison Focused International Equity	83,000	—
Jennison Focused Mid-Cap	—	—
Jennison Focused Value	—	—
Jennison U.S. Core Equity	—	—
Portfolio Ballast	—	—

The Manager has analyzed the Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2026 are subject to such review.

Notes to Financial Statements  (continued)

7.	Capital and Ownership

Each Fund is an exchange-traded fund, commonly known as an “ETF”. Individual shares of the Funds may only be purchased and sold in secondary market transactions through brokers or other financial intermediaries. Shares of the Funds are listed for trading on the NYSE Arca, Inc. except for the Jennison Focused Mid-Cap, Jennison U.S. Core Equity and Portfolio Ballast which list their shares on the Cboe BZX Exchange, Inc. (together with NYSE Arca, Inc., the “Exchanges”), and because the shares of the Funds trade at market prices rather than NAV, shares of the Funds may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each Fund will issue and redeem its shares at NAV only in aggregations of a specified number of shares called a “Creation Unit”. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Funds or one of their service providers that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units.

A creation transaction, which is subject to acceptance by the Distributor and each Fund, generally takes place when an Authorized Participant deposits into each Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of each Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other financial instruments (the “redemption basket”) held by each Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Funds may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Funds. Creation and redemption baskets may differ and the Funds may accept “custom baskets”. A Creation Unit consists of 10,000 shares of each Fund except for the Portfolio Ballast, which consists of 20,000 shares.

Authorized Participants may be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, for each transaction in a Creation Unit regardless of the number of Creation Units created or redeemed on that day. These fees, if charged, are paid to the Custodian to offset costs associated with processing creation and redemption transactions. Authorized Participants transacting in creation units for cash may pay an additional variable fee to compensate the Funds for transaction costs and market impact expenses relating to purchases or sales of portfolio securities. Such variable fees, if any, are included in “Net proceeds from shares sold” and/or “Cost of shares purchased”, as applicable, in the Statements of Changes in Net Assets.

The RIC is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share.

As of August 31, 2026, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of each Fund as follows:

Fund	Number of Shares	Percentage of Outstanding Shares
Jennison Focused Growth	—	—%
Jennison Focused International Equity	43,000	4.5
Jennison Focused Mid-Cap	200,000	66.7
Jennison Focused Value	195,000	13.1
Jennison U.S. Core Equity	100,000	76.9
Portfolio Ballast	948,500	40.2

At the reporting period end, the number of shareholders holding greater than 5% of the Funds are as follows:

Fund	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
Jennison Focused Growth	—	—%
Jennison Focused International Equity	—	—
Jennison Focused Mid-Cap	1	66.7
Jennison Focused Value	1	13.1
Jennison U.S. Core Equity	1	76.9
Portfolio Ballast	1	40.2
Unaffiliated:
Jennison Focused Growth	2	87.6
Jennison Focused International Equity	3	88.0
Jennison Focused Mid-Cap	2	31.6

Fund	Number of Shareholders	Percentage of Outstanding Shares

Unaffiliated:
Jennison Focused Value	4	81.7%
Jennison U.S. Core Equity	1	13.9
Portfolio Ballast	2	49.2

The Funds may make payment for Fund shares redeemed and contributed wholly or in part by distributing portfolio securities to shareholders. For the year ended August 31, 2026, the Funds had subscriptions in-kind and/or redemptions in-kind with total proceeds in the amounts presented on the Statements of Changes in Net Assets.

8. Borrowings

The RIC, on behalf of the Funds, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA*	Prior SCA*

Term of Commitment	9/26/2025 – 9/24/2026	9/27/2024 – 9/25/2025

Total Commitment	$1,200,000,000	$1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

*	The SCA only includes Portfolio Ballast.

Subsequent to the reporting period end, the SCA has been renewed and effective September 25, 2026 will provide a commitment of $1,200,000,000 through September 23, 2027. The commitment fee allocated to the Participating Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Funds did not utilize the SCA during the year ended August 31, 2026.

9.	Risks of Investing in the Funds

Each Fund’s principal risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Fund, please refer to the Prospectus and Statement of Additional Information of that Fund.

Risks	Jennison Focused Growth	Jennison Focused International Equity	Jennison Focused Mid-Cap	Jennison Focused Value	Jennison U.S. Core Equity	Portfolio Ballast

Authorized Participant Concentration	X	X	X	X	X	X

Blend Style	–	–	X	X	X	–

Cash Transactions	X	X	X	X	X	–

Convertible Securities	X	–	–	–	–	–

Country	–	X	–	–	–	–

Currency	–	X	–	–	–	–

Debt Obligations	–	–	–	–	–	X

Derivatives	–	–	–	–	X	X

Economic and Market Events	X	X	X	X	–	X

Notes to Financial Statements  (continued)

Risks	Jennison Focused Growth	Jennison Focused International Equity	Jennison Focused Mid-Cap	Jennison Focused Value	Jennison U.S. Core Equity	Portfolio Ballast

Emerging Markets	–	X	–	–	–	–

Equity and Equity-Related Securities	X	X	X	X	X	X

ETF Shares Trading	X	X	X	X	X	X

Foreign Securities	X	X	X	X	X	–

Futures and Forward Contracts	–	–	–	–	–	X

Geographic Concentration	–	X	–	–	–	–

Growth Style	X	X	–	–	–	–

Initial Public Offerings	X	X	X	–	–	–

Investment in China	–	X	–	–	–	–

Investment Program	–	–	–	–	–	X

Large Capitalization Company	X	–	X	X	X	–

Large Shareholder and Large Scale Redemption	X	X	X	X	–	X

Liquidity	–	X	–	–	X	–

Management	X	X	X	X	X	X

Market Capitalization	–	X	–	–	–	–

Market Disruption and Geopolitical	X	X	X	X	X	X

Market	X	X	X	X	X	X

Medium Capitalization (Mid-Cap) Company	–	–	X	–	–	–

Model Design	–	–	–	–	–	X

Model Implementation	–	–	–	–	–	X

New/Small Fund	–	X	X	–	X	–

Non-Diversified Investment Company	X	X	–	–	X	X

Portfolio Turnover	–	–	–	–	X	X

Preferred Securities	X	–	–	–	–	–

Quantitative Model	–	–	–	–	X	–

Sector Exposure	X	X	X	X	–	–

U.S. Government and Agency Securities	–	–	–	–	–	X

Value Style	–	–	–	X	–	–

Authorized Participant Concentration Risk: Only an Authorized Participant (as defined in “How to Buy and Sell Shares of the Fund” in the Fund’s Prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as Authorized Participants and none of these Authorized Participants is or will be obligated to engage in creation or redemption transactions. To the extent that these Authorized Participants exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant creates or redeems, shares of the Fund may trade at a substantial discount or premium to net asset value (“NAV”), may trade at larger spreads, and possibly face trading halts and/or delisting.

Blend Style Risk: The Fund’s blend investment style may subject the Fund to risks of both value and growth investing as the Fund’s portfolio managers may invest in equity and equity related securities from traditionally growth and value areas, as well as stocks exhibiting characteristics of both. The portion of the Fund’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the Fund’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other similar funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Cash Transactions Risk: Unlike ETFs that engage almost exclusively in creations and redemptions in exchange for a basket of portfolio securities (an “in-kind” transaction), the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. Investments in shares of the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Country Risk: Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Debt Obligations Risk: Debt obligations are fixed income investments that are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, will depend on the ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Appropriate derivatives may not be available in all circumstances for risk management or other purposes for which the Fund seeks to use them.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives can make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will. Legislation passed in the U.S. could cause securities of a foreign issuer to be delisted from U.S. stock exchanges if the issuer does not

Notes to Financial Statements (continued)

allow the U.S. government to inspect or investigate the auditing of its financial information. If securities are delisted, the Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. A Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

ETF Shares Trading Risk: Fund shares are listed for trading on an exchange (the “Exchange”) and the shares are bought and sold in the secondary market at market prices. The market prices of the shares of the Fund are expected to fluctuate in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for shares of the Fund. During periods of stressed market conditions, the market for the shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio investments.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares of the Fund (including through a trading halt), as well as other factors, may result in the Fund’s shares trading on the Exchange significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings.

Cost of Buying or Selling Shares: When you buy or sell shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of shares of the Fund, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume, the spread of the Fund’s underlying securities, and market liquidity and may increase if the Fund’s trading volume or market liquidity decreases, or if the spread on the Fund’s underlying securities increases.

No Guarantee of Active Trading Market Risk: While shares of the Fund are listed on the Exchange, there can be no assurance that active trading markets for the shares will develop or be maintained by market makers or by Authorized Participants. The distributor of the Fund’s shares does not maintain a secondary market in the shares.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

To the extent that the underlying securities or other instruments held by the Fund trade on foreign exchanges or in foreign markets that are closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s underlying securities or other instruments trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations may result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

In addition, Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Futures and Forward Contracts Risk: The primary risks associated with the use of futures or forward contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures or forward contract; (b) possible lack of a liquid market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of securities or commodities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty to the futures or forward contract will default in the performance of its obligations. Additionally, not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other ETFs.

Initial Public Offerings Risk: The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Investments in China Risk: Investments in China subject the Fund to risks specific to China and may make it more volatile than other funds. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy or the Fund. For example, a series of executive orders issued in recent years prohibit the Fund from investing in certain companies and/or certain sectors.” The restrictions in these executive orders may force the subadviser to sell certain positions and may restrict the Fund from future investments the subadviser deems otherwise attractive.

Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies.

Investment Program Risk: In pursuing its investment program, the Fund seeks to reduce volatility over a full market cycle, including by limiting Fund losses relative to the broader market. The subadviser may not be successful in limiting volatility and there is a risk that the Fund will experience losses consistent with, or greater than, the equity market during a market downturn. In addition, the Fund’s strategy of using options to capture market upside will limit the returns of the Fund during periods in which the market is rising, particularly during periods of rapid appreciation, and the Fund may not experience investment gains comparable to the broader market. The Fund may not be able to enter into, or close out, options transactions at times or in quantities the subadviser believes necessary to accomplish the Fund’s investment strategy. Because the Fund’s strategy to limit volatility involves buying and selling options on one or more broad market indexes or financial instruments that seek to replicate or approximate the return of such an index, the Fund will incur additional costs in the form of options premiums that an investor would not incur investing directly in the securities of an index or

Notes to Financial Statements (continued)

in a fund that tracks the index directly, which costs will reduce the Fund’s returns. In addition, the Fund will forgo the opportunity to benefit fully from potential increases in value if the value of the instrument underlying an option rises above its strike price. Moreover, if the strike price of a purchased option is higher than the value of the underlying instrument at expiration, the option will expire worthless and the Fund will lose the premium paid for the option without a corresponding benefit.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including the U.S. and Israeli military operation against Iran, Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as the Middle East, South America, Eastern Europe, and Asia, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

Recent policy decisions of the U.S. government and governments of foreign countries may increase geopolitical risks that could adversely affect the investment performance of the Fund. These policies have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets. Actions taken by the U.S. government and governments of foreign countries in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests. The risk of such events has meaningfully increased in recent periods due to heightened international tensions stemming from rivalry among the world’s dominant economic and military powers.

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Medium Capitalization (Mid-Cap) Company Risk: The Fund’s investments in mid-cap companies carry more risk than investments in larger capitalized companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent on one or a few key people. The market movements of these companies’ securities may be more abrupt or erratic than the market movements of securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Mid-cap companies generally are comparatively less liquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like. Also, the stocks of mid-cap companies may fall out of favor relative to those of small- or large-capitalization companies, causing the Fund to underperform other equity funds that focus on small- or large-capitalization companies.

Model Design Risk: The subadviser uses certain quantitative models to help guide its investment decisions. The design of the underlying models may be flawed or incomplete. The investment models the subadviser uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by the subadviser’s models. Additionally, the quantitative techniques that underlie the subadviser’s portfolio construction processes may fail to fully anticipate important risks.

Model Implementation Risk: While the subadviser strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide the subadviser’s quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

New/Small Fund Risk: The Fund recently commenced operations and has a limited operating history. As a new and relatively small fund, the Fund’s performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Since the Fund is new, an active secondary market for the shares of the Fund may not develop or may not continue once developed. Shareholders holding large blocks of shares of the Fund, including the Manager and its affiliates, may hold their shares for long periods of time, which may lead to reduced trading volumes, wider trading spreads and impede the development or maintenance of an active secondary trading market for Fund shares. These large shareholders may also loan or sell all or a portion of their Fund shares, which may result in increasing concentration of Fund shares in a small number of holders, and the potential for large redemptions, decreases in Fund assets and increased expenses for remaining shareholders.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Portfolio Turnover Risk: The Fund may engage in active and frequent trading leading to an increased portfolio turnover rate. Under certain market conditions, the Fund’s portfolio turnover rate may be higher than that of other funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

Preferred Securities Risk: Preferred securities can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company’s operations. A redemption by the issuer may negatively impact the return of the stock held by the Fund. Preferred security holders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred securities may be less attractive and the price of preferred securities may decline. Preferred securities usually do not require the issuer to pay dividends and may permit the issuer to defer dividend payments. Deferred dividend payments could have adverse tax consequences for the Fund and may cause the preferred securities to lose substantial value. Preferred securities

Notes to Financial Statements (continued)

also may have substantially lower trading volumes and less market depth than many other securities, such as common stock or U.S. Government securities.

Quantitative Model Risk: The Fund may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Fund to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance. When models prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect.

Sector Exposure Risk: From time to time the Fund may invest a significant portion of its assets in companies within one or more economic sectors. Issuers within an economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

U.S. Government and Agency Securities Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Further, the U.S. Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. Such controversy or uncertainty could, among other things, result in the credit quality rating of the U.S. Government being downgraded and reduced prices of U.S. Treasury securities. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Fund, which could have a negative impact on the Fund. An increase in demand for U.S. Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

Value Style Risk: Value style investing attempts to identify companies that are believed to be undervalued. Value stocks typically have prices that are low relative to factors such as the company’s earnings, cash flow or dividends. Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. A value investing style may perform better or worse than equity portfolios that focus on growth stocks or that have a broader investment style. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

10.	Recent Accounting Pronouncement and Regulatory Developments

In September 2026, the FASB issued Accounting Standards Update (ASU) 2026-03, Fair Value Measurement (Topic 820): Investment Companies with Equity Securities Subject to Contractual Sale Restrictions. The ASU requires investment companies to incorporate contractual sale restrictions into the fair value measurement of affected equity securities and disclose the amount of any related valuation discount. The guidance is effective for fiscal years beginning after December 15, 2027, with early adoption permitted. Management is currently evaluating the impact of adopting this guidance on its financial statements.

11. Subsequent Event

Each Fund’s management evaluated subsequent events through the date of issuance of the financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the financial statements as of August 31, 2026 except as discussed below.

At a meeting held on June 9-10, 2026, the Board of Trustees of the PGIM ETF Trust and the Board of Directors of The Prudential Investment Portfolios, Inc., approved an Agreement and Plan of Reorganization pursuant to which the PGIM Jennison Focused Value Fund, a series of The Prudential Investment Portfolios, Inc., will be reorganized with and into the PGIM Jennison Focused Value ETF, and the PGIM Jennison Focused Value Fund will be liquidated (such reorganization and liquidation, the “Reorganization”). The Reorganization does not require shareholder approval and is expected to close in the first quarter of 2027.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PGIM ETF Trust and Shareholders of PGIM Jennison Focused Growth ETF, PGIM Jennison Focused Mid-Cap ETF, PGIM Jennison Focused Value ETF, PGIM Jennison Focused International Equity ETF, PGIM Jennison U.S. Core Equity ETF and PGIM Portfolio Ballast ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (six of the funds constituting PGIM ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2026, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2026, the results of each of their operations and the changes in each of their net assets, for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

PGIM Jennison Focused Growth ETF (1)

PGIM Jennison Focused Mid-Cap ETF (1)

PGIM Jennison Focused Value ETF (1)

PGIM Jennison Focused International Equity ETF (1)

PGIM Jennison U.S. Core Equity ETF (2)

PGIM Portfolio Ballast ETF (1)

(1) Statement of operations for the year ended August 31, 2026, and the statement of changes in net assets for the years ended August 31, 2026, and 2025

(2) Statement of operations and statement of changes in net assets for the period May 20, 2026 (commencement of operations) through August 31, 2026

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

October 22, 2026

We have served as the auditor of one or more investment companies in PGIM Retail Funds complex since 2020.

66

Other Information

Form N-CSR Item 8 - Changes in and Disagreements with Accountants for Open-End Management Investment Companies - None.

Form N-CSR Item 9 - Proxy Disclosures for Open-End Management Investment Companies - None.

Form N-CSR Item 10 - Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies - Because the Manager has agreed in the Management Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, the Manager pays the compensation to each Independent Trustee for services to the Funds from the management fee. The management fee is included within the Statement of Operations of the financial statements filed under Item 7 of this Form.

Form N-CSR Item 11 - Statement Regarding Basis for Approval of Investment Advisory Contract.

Approval of Advisory Agreements

PGIM Jennison Focused Growth ETF

PGIM Jennison Focused Value ETF

PGIM Portfolio Ballast ETF

PGIM Jennison Focused Mid-Cap ETF

PGIM Jennison Better Future ETF

PGIM Jennison Focused International Equity ETF (formerly, PGIM Jennison International Opportunities ETF)

The Funds’ Board of Trustees

The Board of Trustees (the “Board”) of PGIM Jennison Focused Growth ETF, PGIM Jennison Focused Value ETF, PGIM Portfolio Ballast ETF, PGIM Jennison Focused Mid-Cap ETF, PGIM Jennison Focused International Equity ETF (formerly, PGIM Jennison International Opportunities ETF) and PGIM Jennison Better Future ETF (each, a “Fund, and collectively, the “Funds”)1 consists of ten individuals, eight of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and each Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”) and Jennison Associates LLC (“Jennison”), as applicable. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 1 and 9-10, 2026 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2027, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM Quantitative Solutions and Jennison. Also, the Board considered comparisons with other mutual funds in relevant peer universes and peer groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadvisers and, as applicable, its affiliates, the performance of each Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve an agreement with respect to each Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular and special Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between each Fund and PGIM Investments, which serves as each Fund’s investment manager pursuant to management agreements with each Fund, and between PGIM Investments and each of PGIM Quantitative Solutions and Jennison, as applicable, which serve as the Funds’ subadvisers pursuant to the terms of their respective subadvisory agreements with PGIM Investments, are in the best interests of each Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment. The Board considered the approval of the agreements for the Fund as part of its consideration of agreements for multiple funds, but its approvals were made on a fund-by-fund basis.

[1]	Each of the Funds is a series of PGIM ETF Trust.

Approval of Advisory Agreements  (continued)

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PGIM Investments, PGIM Quantitative Solutions and Jennison. The Board noted that PGIM Quantitative Solutions and Jennison are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser(s) for each Fund, as well as the provision of accounting oversight, fund recordkeeping, compliance and other services to each Fund, such as PGIM Investments’ role as administrator of each Fund’s liquidity risk management program and as valuation designee. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Funds who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions and Jennison, including investment research and security selection, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of each Fund, PGIM Quantitative Solutions and Jennison, and also considered the qualifications, backgrounds and responsibilities of the PGIM Quantitative Solutions and Jennison portfolio managers who are responsible for the day-to-day management of the portfolio for their respective Fund(s). The Board was provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Quantitative Solutions and Jennison. The Board also noted that it received favorable compliance reports from each Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Quantitative Solutions and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, and the subadvisory services provided to each Fund by PGIM Quantitative Solutions and Jennison, as applicable, and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PGIM Investments, PGIM Quantitative Solutions and Jennison under the management agreements and the subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as each Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations of direct and indirect costs, and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as each Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of each Fund, the management fees of each Fund compared to those of similarly managed funds and PGIM Investments’ investment in each Fund over time. The Board noted that economies of scale can be shared with each Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of each Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Visit our website at pgim.com/investments

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Quantitative Solutions and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions, Jennison and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by each Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with each Fund. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions and Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputation. The Board concluded that the benefits derived by PGIM Investments, PGIM Quantitative Solutions and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of each Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of each Fund for the one-, three-, five- and ten-year periods, as applicable, ended December 31, 2025.

The Board also considered each Fund’s actual management fee, as well as each Fund’s net total expense ratio, for the fiscal period ended August 31, 2025. The Board considered the management fee for each Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a peer group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the peer universe, which was used to consider performance, and the peer group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental peer universe or peer group information for reasons addressed with the Board. The comparisons placed each Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Fund’s performance, fees and overall expenses. The tables set forth net performance comparisons for each Fund (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the peer universe, actual management fees with the peer group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the peer group, each of which were key factors considered by the Board.

PGIM Jennison Focused Growth ETF

Net Performance	1 Year	3 Years	5 Years	10 Years

	2nd Quartile	1st Quartile	N/A	N/A

Actual Management Fees: 4th Quartile

Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-year period and underperformed over the one-year period.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Approval of Advisory Agreements  (continued)

PGIM Jennison Focused Value ETF

Net Performance	1 Year	3 Years	5 Years	10 Years

	2nd Quartile	1st Quartile	N/A	N/A

Actual Management Fees: 2nd Quartile

Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one- and three- year periods.
•	The Board considered that PGIM Investments agreed to contractually reduce its unitary management fee effective July 1, 2026.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Portfolio Ballast ETF

Net Performance	1 Year	3 Years	5 Years	10 Years

	2nd Quartile	2nd Quartile	N/A	N/A

Actual Management Fees: 2nd Quartile

Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one- and three-year periods.
•	The Board also noted that the Fund outperformed its benchmark index in the first quarter of 2026, on a net basis.
•	The Board considered the Manager’s assertion that the Subadviser has demonstrated a strong capability in managing a market participation strategy in a similarly managed portfolio.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Jennison Focused International Equity ETF (formerly, PGIM Jennison International Opportunities ETF)

Net Performance	1 Year	3 Years	5 Years	10 Years

	3rd Quartile	N/A	N/A	N/A

Actual Management Fees: 4th Quartile

Net Total Expenses: 4th Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year period.
•	The Board noted that the Fund commenced operations on December 14, 2023 and that longer term performance was not available.
•	The Board also considered that PGIM Investments agreed to contractually reduce its unitary management fee effective August 1, 2026.
•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Jennison Focused Mid-Cap ETF

Net Performance	1 Year	3 Years	5 Years	10 Years

	3rd Quartile	N/A	N/A	N/A

Actual Management Fees: 2nd Quartile

Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year period.
•	The Board also noted that the Fund outperformed its benchmark index and ranked in the second quartile of its peer group for the fourth quarter of 2025, on a net basis.

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•	The Board noted that the Fund commenced operations on December 14, 2023 and that longer term performance was not available.
•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Jennison Better Future ETF

Net Performance	1 Year	3 Years	5 Years	10 Years

	4th Quartile	N/A	N/A	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year period.
•

At the Board Meeting, the Fund’s Board of Trustees approved the Manager’s proposal to liquidate the Fund. The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements pending the liquidation.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of each Fund and its shareholders.

Approval of Advisory Agreements

Consideration of organization and offering of PGIM Jennison U.S. Core Equity ETF

Initial Approval of the Fund’s Advisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board considered the proposed management agreements with PGIM Investments LLC (the Manager) and the proposed subadvisory agreement between the Manager and PGIM Inc. (PGIM), through its Jennison division to serve as the subadviser (the Subadviser) with respect to the PGIM Jennison U.S. Core Equity ETF (U.S. Core Equity ETF or Fund).

The Board, including all of the Independent Trustees, met on March 4, 2026 (the Meeting) and approved the agreements for an initial two-year period, after concluding that approval of the agreements was in the best interests of the Fund.

In advance of the Meeting, the Board requested and received materials relating to the agreements and had the opportunity to ask questions and request further information in connection with its considerations.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager and the Subadviser; any relevant comparable performance information and the Subadviser’s qualifications and track record in serving other affiliated funds; and the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadviser under the agreements. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the Meeting. The Board also considered information that the Trustees received throughout the year regarding the Manager and the Subadviser in their capacity as directors or trustees of other funds in the Prudential organization (PGIM Retail Funds). In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Trustees determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as the Fund’s subadviser pursuant to the terms of a subadvisory agreement, are appropriate in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

A summary of certain factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are discussed below.

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the Meeting, including information relating to the approval and renewal, as applicable, of the management agreements between the Manager and the other PGIM Retail Funds, as well as information received at other regular meetings throughout the year of the PGIM Retail Funds, regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of the Subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of the Subadviser, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the Subadviser. The Board also noted that the Manager assumes certain expenses under the Fund’s unitary management fee.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadviser and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Manager for services provided to other PGIM Retail Funds. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other PGIM Retail Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under the other management agreements for ETFs managed by the Manager.

With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser at the Meeting, including information relating to the approval and renewal, as applicable, of subadvisory agreements between the Manager and the Subadviser with respect to other PGIM Retail Funds, as well as at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Subadviser. The Board considered, among other things, the qualifications, background

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and experience of the Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the Subadviser’s organizational structure, senior management, investment operations and other relevant information. The Board also considered the Subadviser’s experience managing other similar investment strategies. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Subadviser for services provided to other PGIM Retail Funds. The Board noted that the Subadviser is affiliated with the Manager. The Board noted that it was satisfied with the nature, quality and extent of services provided by the Subadviser with respect to the other PGIM Retail Funds served by the Subadviser and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Subadviser under the subadvisory agreement for the Fund would be similar in nature to those provided under the other subadvisory agreements.

Performance

Because the Fund had not yet commenced operations, no investment performance for the Fund existed for Board review. The Board considered the background and professional experience of the proposed portfolio management team for the Fund and the performance of the Subadviser in managing other PGIM Retail Funds. The Board took note that the Manager will provide information relating to performance to the Board in connection with future annual reviews of the management agreements and subadvisory agreements.

Fee Rates

The Board considered the proposed management fees to be paid by the Fund to the Manager and the compensation to be paid by the Manager to the Subadviser. The Board considered the nature of the management fee as a unitary fee and that the Manager would be responsible for the Fund’s expenses (including payments to the Subadviser) except for those expenses reflected in the management agreement as remaining the responsibility of the Fund.

The Board considered information provided by the Manager comparing the Fund’s proposed unitary management fee rate (i.e., total expense ratio) to the Lipper 15(c) Peer Group. The Board noted that the Fund’s management fee was in the first quartile of its Lipper 15(c) Peer Group. The Board also considered the Manager’s assertion that it expected to incur a subsidy cost to support the unitary fee for a period of time. The Board also considered the fee the Manager would pay to the Subadviser under the subadvisory agreement. The Board concluded that the proposed management fee and total expenses were reasonable in light of the services to be provided.

Profitability

Because the Fund had not yet commenced operations and the actual asset base of the Fund had not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted that it would review profitability information in connection with future annual renewals of the management agreement and subadvisory agreement.

Economies of Scale

Because the Fund had not yet commenced operations and the actual asset base of the Fund had not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed. The Board noted that it would review such information in connection with future annual renewals of the management agreement and subadvisory agreement.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other affiliated funds managed by the Manager, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by subadvisers to the PGIM Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

***

After consideration of these and other factors, the Board concluded that the approval of the agreements was in the best interests of the Fund.

PGIM ETF TRUST

PGIM AAA CLO ETF

PGIM AAA CLO Aggregate Duration ETF

PGIM Active Aggregate Bond ETF

PGIM Active High Yield Bond ETF

PGIM Corporate Bond 0-5 Year ETF

PGIM Corporate Bond 5-10 Year ETF

PGIM Corporate Bond 10+ Year ETF

PGIM Floating Rate Income ETF

PGIM Municipal Income Opportunities ETF

PGIM Securitized Income ETF

PGIM Short Duration High Yield ETF

PGIM Short Duration Multi-Sector Bond ETF

PGIM Total Return Bond ETF

PGIM Ultra Short Bond ETF

PGIM Ultra Short Municipal Bond ETF

FINANCIAL STATEMENTS AND OTHER INFORMATION

AUGUST 31, 2026

Table of Contents	Financial Statements and Other Information	August 31, 2026

Form N-CSR Item 7 - Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Other Information - Form N-CSR Items 8-11

Glossary

The following abbreviations are used in the Funds’ descriptions:

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

MXN—Mexican Peso

NZD—New Zealand Dollar

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

ABS—Asset-Backed Security

AG—Assured Guaranty Inc.

AGM—Assured Guaranty Municipal Corp.

AID—Agency for International Development

AMBAC—American Municipal Bond Assurance Corp.

AMT—Alternative Minimum Tax

BABs—Build America Bonds

BAM—Build America Mutual

BANS—Bond Anticipation Notes

BARC—Barclays Bank PLC

BBR—New Zealand Bank Bill Rate

BNP—BNP Paribas S.A.

BNY—Bank of New York Mellon

BOA—Bank of America, N.A.

BOS—BofA Securities, Inc.

CABS—Capital Appreciation Bonds

CACI—Credit Agricole Corporate and Investment Bank SA

CDD—Community Development District

CDX—Credit Derivative Index

CGM—Citigroup Global Markets, Inc.

CITI—Citibank, N.A.

CLO—Collateralized Loan Obligation

CME—Chicago Mercantile Exchange

COP—Certificates of Participation

CORRA—Canadian Overnight Repo Rate Average

CPI—Consumer Price Index

CVR—Contingent Value Rights

DAC—Designated Activity Company

DB—Deutsche Bank AG

EMTN—Euro Medium Term Note

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

GO—General Obligation

GS—Goldman Sachs & Co. LLC

GSI—Goldman Sachs International

HSBC—HSBC Bank PLC

1

Glossary (continued)

iBoxx—Bond Market Indices

IDB—Industrial Development Bond

IG—Investment Grade

ING—ING Financial Markets LLC

IO—Interest Only (Principal amount represents notional)

JPM—JPMorgan Chase Bank N.A.

JPS—J.P. Morgan Securities LLC

LP—Limited Partnership

M—Monthly payment frequency for swaps

MSCI—Morgan Stanley Capital International

MSI—Morgan Stanley & Co. International PLC

MTN—Medium Term Note

N/A—Not Applicable

NSA—Non-Seasonally Adjusted

OTC—Over-the-counter

PCR—Pollution Control Revenue

PIK—Payment-in-Kind

PSFG—Permanent School Fund Guarantee

Q—Quarterly payment frequency for swaps

RANS—Revenue Anticipation Notes

RBC—Royal Bank of Canada

REITs—Real Estate Investment Trust

REMIC—Real Estate Mortgage Investment Conduit

Rfdg—Refunding

S—Semiannual payment frequency for swaps

S&P—Standard & Poor’s

SARON—Swiss Average Rate Overnight

SG—Societe Generale

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

SSB—State Street Bank & Trust Company

STRIPs—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TANS—Tax Anticipation Notes

TBA—To Be Announced

TD—The Toronto-Dominion Bank

TONAR—Tokyo Overnight Average Rate

UBS—UBS Securities LLC

UMBS—Uniform Mortgage-Backed Securities

ZARONIA—South African Overnight Index

2

PGIM AAA CLO ETF

Schedule of Investments

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 94.6%

ASSET-BACKED SECURITIES

Collateralized Loan Obligations

720 East CLO Ltd. (Cayman Islands),
Series 2023-IA, Class A1R, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.123%(c)	04/15/38	44,780	$44,888,457
Series 2025-07A, Class A1, 144A, 3 Month SOFR + 1.060% (Cap N/A, Floor 1.060%)	4.789(c)	04/20/37	70,500	70,554,482
AGL CLO Ltd. (Cayman Islands),
Series 2021-15A, Class A1R, 144A, 3 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	4.929(c)	01/20/39	54,750	54,803,934
Series 2022-19A, Class A1R, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.034(c)	07/21/38	31,700	31,781,041
Series 2022-20A, Class A1R, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.099(c)	10/20/37	23,550	23,575,841
Series 2022-21A, Class A1R, 144A, 3 Month SOFR + 1.360% (Cap N/A, Floor 1.360%)	5.094(c)	10/21/37	25,000	25,010,425
Series 2022-22A, Class A1R, 144A, 3 Month SOFR + 1.190% (Cap N/A, Floor 1.190%)	4.919(c)	01/20/37	25,300	25,332,478
Series 2023-24A, Class A1R, 144A, 3 Month SOFR + 1.470% (Cap N/A, Floor 1.470%)	5.222(c)	03/31/38	19,600	19,665,021
Series 2024-32A, Class A1, 144A, 3 Month SOFR + 1.380% (Cap N/A, Floor 1.380%)	5.114(c)	07/21/37	12,500	12,507,500
AGL Core CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R2, 144A, 3 Month SOFR + 1.230% (Cap N/A, Floor 1.230%)	4.959(c)	07/20/39	131,625	131,929,212
Series 2023-27A, Class AR, 144A, 3 Month SOFR + 1.210% (Cap N/A, Floor 1.210%)	4.944(c)	01/21/39	89,440	89,530,665
AIMCO CLO Ltd. (United Kingdom),
Series 2024-21A, Class A1R, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	4.979(c)	04/18/39	19,000	19,028,215
Allegany Park CLO Ltd. (Cayman Islands),
Series 2019-01A, Class ARR, 144A, 3 Month SOFR + 1.100% (Cap N/A, Floor 1.100%)	4.829(c)	01/20/35	58,350	58,408,268
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2022-25A, Class A1R, 144A, 3 Month SOFR + 1.210% (Cap N/A, Floor 1.210%)	4.939(c)	03/20/38	30,000	30,026,700
Series 2023-26A, Class A1R, 144A, 3 Month SOFR + 1.520% (Cap N/A, Floor 1.520%)	5.249(c)	03/19/38	20,000	20,073,100
Series 2024-30A, Class A1, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.029(c)	01/20/37	10,000	10,004,880
Apidos CLO (Cayman Islands),
Series 2021-37A, Class A, 144A, 3 Month SOFR + 1.392% (Cap N/A, Floor 1.130%)	5.125(c)	10/22/34	18,400	18,402,543
Series 2024-50A, Class A1, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)	5.069(c)	01/20/38	39,527	39,623,193
Apidos CLO Ltd. (United Kingdom),
Series 2024-47A, Class A1R, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	5.060(c)	04/26/39	75,000	75,111,900
Apidos CLO,
Series 2018-18A, Class A1R2, 144A, 3 Month SOFR + 1.330% (Cap N/A, Floor 1.330%)	5.063(c)	01/22/38	8,450	8,470,340
Ares CLO Ltd. (Cayman Islands),
Series 2020-56A, Class A1R2, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	5.060(c)	01/25/38	20,560	20,588,751
Series 2023-70A, Class A1R, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	5.060(c)	01/25/39	75,000	75,178,125
Series 2024-72A, Class A1R, 144A	— (p)	08/31/39	123,850	123,850,619
ARES CLO Ltd. (Cayman Islands),
Series 2017-44A, Class A1RR, 144A, 3 Month SOFR + 1.130% (Cap N/A, Floor 1.130%)	4.883(c)	04/15/34	61,812	61,885,433
ARES Loan Funding Ltd. (Cayman Islands),
Series 2022-ALF2A, Class A1R2, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	4.979(c)	10/20/38	40,000	40,072,492
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2019-15A, Class A2R, 144A, 3 Month SOFR + 1.750% (Cap N/A, Floor 1.750%)	5.502(c)	10/23/32	2,000	2,000,408
Series 2021-17A, Class AR, 144A, 3 Month SOFR + 1.060% (Cap N/A, Floor 1.060%)	4.789(c)	10/20/34	40,500	40,528,127
Series 2024-24A, Class A1, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.149(c)	01/20/38	10,000	10,008,378
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1R3, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.210(c)	07/25/37	40,700	40,711,762
Series 2020-04A, Class A1RR, 144A, 3 Month SOFR + 1.150% (Cap N/A, Floor 1.150%)	4.879(c)	10/20/36	40,000	39,994,600
Series 2021-06A, Class A1R, 144A, 3 Month SOFR + 1.090% (Cap N/A, Floor 1.090%)	4.824(c)	10/21/34	19,300	19,316,768
Series 2022-03A, Class A1R, 144A, 3 Month SOFR + 1.160% (Cap N/A, Floor 1.160%)	4.910(c)	07/17/35	30,500	30,534,898
Series 2022-04A, Class A1R, 144A, 3 Month SOFR + 1.380% (Cap N/A, Floor 1.380%)	5.173(c)	10/16/37	10,000	10,014,668
Series 2022-05A, Class ARR, 144A, 3 Month SOFR + 1.140% (Cap N/A, Floor 1.140%)	4.915(c)	01/24/37	71,525	71,510,409
Series 2023-03A, Class A1R, 144A, 3 Month SOFR + 1.310% (Cap N/A, Floor 1.310%)	5.085(c)	10/24/38	21,775	21,814,234
Series 2024-02A, Class A1R, 144A, 3 Month SOFR + 1.240% (Cap N/A, Floor 1.240%)	5.005(c)	07/15/39	29,500	29,559,000
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2020-01A, Class A1RR, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)	5.019(c)	10/20/35	50,340	50,355,973
Series 2022-01A, Class AR, 144A, 3 Month SOFR + 1.190% (Cap N/A, Floor 1.190%)	4.919(c)	04/20/37	75,000	75,085,552
Series 2023-01A, Class ARR, 144A, 3 Month SOFR + 1.160% (Cap N/A, Floor 1.160%)	4.889(c)	04/20/36	46,000	46,052,311
Series 2023-02A, Class A1R, 144A, 3 Month SOFR + 1.150% (Cap N/A, Floor 1.150%)	4.879(c)	10/20/36	16,925	16,931,973
Series 2024-01A, Class A1R, 144A, 3 Month SOFR + 1.230% (Cap N/A, Floor 1.230%)	4.959(c)	07/20/37	125,000	125,150,800
Series 2024-02A, Class A1, 144A, 3 Month SOFR + 1.330% (Cap N/A, Floor 1.330%)	5.059(c)	01/20/38	20,000	20,045,766

See Notes to Financial Statements.

PGIM Fixed Income ETFs 3

PGIM AAA CLO ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Balboa Bay Loan Funding Ltd. (Cayman Islands), (cont’d.)
Series 2025-02A, Class A1, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	4.979%(c)	01/20/39	30,500	$30,571,696
Ballyrock CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R3, 144A, 3 Month SOFR + 1.240% (Cap N/A, Floor 1.240%)	5.050(c)	10/25/38	108,250	108,477,325
Ballyrock CLO Ltd.,
Series 2025-32A, Class A1A, 144A, 3 Month SOFR + 1.210% (Cap N/A, Floor 1.210%)	5.020(c)	01/25/39	53,000	53,098,956
Barings CLO Ltd.,
Series 2025-03A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.049(c)	03/31/38	49,500	49,625,482
Series 2025-07A, Class A1, 144A, 3 Month SOFR + 1.140% (Cap N/A, Floor 1.140%)	4.893(c)	01/15/38	70,000	69,993,420
Battalion CLO Ltd. (Cayman Islands),
Series 2017-11A, Class AR2, 144A, 3 Month SOFR + 1.130% (Cap N/A, Floor 1.130%)	4.905(c)	04/24/34	28,816	28,848,792
Series 2019-16A, Class A1R2, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.129(c)	01/20/38	10,000	10,015,670
Series 2020-18A, Class ARR, 144A, 3 Month SOFR + 1.180% (Cap N/A, Floor 1.180%)	4.933(c)	10/15/36	18,750	18,764,293
Series 2021-21A, Class AR, 144A, 3 Month SOFR + 1.150% (Cap N/A, Floor 1.150%)	4.903(c)	07/15/34	14,982	14,999,025
Series 2022-23A, Class A1R, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.173(c)	10/15/37	16,500	16,512,997
Series 2025-29A, Class A1, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.153(c)	03/31/38	25,700	25,788,562
Series 2026-32A, Class A, 144A, 3 Month SOFR + 1.240% (Cap N/A, Floor 1.240%)	5.015(c)	07/20/39	125,000	125,000,000
Battalion CLO Ltd.,
Series 2022-24A, Class A1R2, 144A, 3 Month SOFR + 1.270% (Cap N/A, Floor 1.270%)	4.983(c)	07/14/39	135,000	135,262,575
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2018-16A, Class A1R2, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.070(c)	01/17/38	6,500	6,510,425
Series 2020-20A, Class ARR, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)	5.043(c)	07/15/37	16,667	16,697,456
Series 2022-27A, Class AR, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.099(c)	10/20/37	4,870	4,874,441
Series 2023-32A, Class AR, 144A, 3 Month SOFR + 1.210% (Cap N/A, Floor 1.210%)	5.020(c)	10/25/38	23,250	23,276,012
Series 2024-12BRA, Class AR, 144A, 3 Month SOFR + 1.230% (Cap N/A, Floor 1.230%)	4.935(c)	10/15/39	150,000	150,295,380
Series 2024-34A, Class AR, 144A, 3 Month SOFR + 1.230% (Cap N/A, Floor 1.230%)	4.986(c)	07/25/39	123,000	123,243,478
Series 2024-37A, Class A, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.160(c)	01/25/38	26,500	26,564,634
Birch Grove CLO Ltd. (United Kingdom),
Series 2023-07A, Class A1R, 144A, 3 Month SOFR + 1.260% (Cap N/A, Floor 1.260%)	4.989(c)	10/20/38	72,500	72,659,485
Series 2024-11A, Class A1, 144A, 3 Month SOFR + 1.360% (Cap N/A, Floor 1.360%)	5.093(c)	01/22/38	5,500	5,513,640
Series 2025-15A, Class A1, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	5.002(c)	01/23/39	20,000	20,036,000
BlueMountain CLO Ltd. (Cayman Islands),
Series 2019-24A, Class AR, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	5.091(c)	04/20/34	41,877	41,898,357
Series 2020-30A, Class AR2, 144A, 3 Month SOFR + 1.150% (Cap N/A, Floor 1.150%)	4.903(c)	04/15/35	25,000	25,026,435
Series 2021-28A, Class A1R, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.153(c)	03/31/38	25,230	25,317,750
Series 2021-32A, Class AR, 144A, 3 Month SOFR + 1.100% (Cap N/A, Floor 1.100%)	4.853(c)	10/15/34	31,183	31,208,972
Bryant Park Funding Ltd. (Cayman Islands),
Series 2023-21A, Class AR, 144A, 3 Month SOFR + 1.270% (Cap N/A, Floor 1.270%)	4.999(c)	10/18/38	31,880	31,952,269
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2022-01A, Class A, 144A, 3 Month SOFR + 1.330% (Cap N/A, Floor 1.330%)	5.123(c)	04/15/35	11,500	11,500,036
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1R2, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.134(c)	10/21/37	50,790	50,836,991
Series 2021-05A, Class A1R, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.049(c)	03/31/38	25,000	25,061,558
Series 2021-06A, Class A1R, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)	5.043(c)	01/15/38	15,000	15,025,788
Series 2021-08A, Class A1R, 144A, 3 Month SOFR + 1.270% (Cap N/A, Floor 1.270%)	5.023(c)	10/15/38	16,770	16,806,894
Series 2023-03A, Class A1R, 144A, 3 Month SOFR + 1.230% (Cap N/A, Floor 1.230%)	4.983(c)	10/15/38	75,000	75,165,127
CarVal CLO Ltd. (Cayman Islands),
Series 2021-02A, Class 2AR, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	4.903(c)	07/15/39	69,500	69,638,930
Series 2022-01A, Class A1R, 144A, 3 Month SOFR + 1.270% (Cap N/A, Floor 1.270%)	5.004(c)	03/21/38	46,950	47,035,778
Series 2022-02A, Class A1R, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.153(c)	10/22/37	47,500	47,538,000
Series 2023-01A, Class A1R, 144A, 3 Month SOFR + 1.440% (Cap N/A, Floor 1.440%)	5.169(c)	07/20/37	46,500	46,520,739
Series 2024-03A, Class A1, 144A, 3 Month SOFR + 1.390% (Cap N/A, Floor 1.390%)	5.119(c)	10/20/37	32,130	32,170,850
Cathedral Lake Ltd. (Cayman Islands),
Series 2021-08A, Class A1R, 144A, 3 Month SOFR + 1.130% (Cap N/A, Floor 1.130%)	4.859(c)	01/20/35	23,700	23,728,307
CBAMR Ltd. (Cayman Islands),
Series 2017-02A, Class A1RR, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.008(c)	04/17/39	195,000	195,503,685
Series 2019-11RA, Class A1R, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	4.979(c)	03/20/38	20,000	20,035,252
Series 2020-13A, Class A1R, 144A, 3 Month SOFR + 1.310% (Cap N/A, Floor 1.310%)	5.039(c)	04/20/39	100,000	100,225,100

See Notes to Financial Statements.

4

PGIM AAA CLO ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

CIFC Funding Ltd. (Cayman Islands),
Series 2018-01A, Class A1R, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.049%(c)	01/18/38	20,078	$20,115,847
Series 2018-02A, Class A1R, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.099(c)	10/20/37	17,250	17,269,246
Series 2020-04A, Class A1R, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.053(c)	01/15/40	34,750	34,809,714
Series 2021-04A, Class AR, 144A, 3 Month SOFR + 1.360% (Cap N/A, Floor 1.360%)	5.112(c)	07/23/37	45,250	45,269,050
Series 2021-05A, Class A1R, 144A, 3 Month SOFR + 1.260% (Cap N/A, Floor 1.260%)	5.013(c)	01/15/38	9,000	9,013,511
Series 2021-06A, Class A1R, 144A, 3 Month SOFR + 1.210% (Cap N/A, Floor 1.210%)	4.882(c)	07/15/39	68,400	68,498,462
Series 2021-07A, Class AR, 144A, 3 Month SOFR + 1.090% (Cap N/A, Floor 1.090%)	4.842(c)	01/23/35	30,000	30,027,894
Series 2022-05A, Class A1R2, 144A, 3 Month SOFR + 1.240% (Cap N/A, Floor 1.240%)	5.033(c)	03/16/38	25,000	25,043,350
Series 2023-03A, Class A1R, 144A, 3 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	4.929(c)	01/20/39	13,600	13,612,672
Series 2024-03A, Class A1R, 144A, 3 Month SOFR + 1.230% (Cap N/A, Floor 1.230%)	5.040(c)	07/21/39	42,000	42,140,305
Series 2025-03A, Class A1, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.084(c)	07/21/38	62,150	62,329,620
CIFC Funding Ltd.,
Series 2017-05A, Class AR, 144A, 3 Month SOFR + 1.410% (Cap N/A, Floor 1.410%)	5.160(c)	07/17/37	7,000	7,003,465
Columbia Cent CLO Ltd. (Cayman Islands),
Series 2020-29A, Class A1RR, 144A, 3 Month SOFR + 1.180% (Cap N/A, Floor 1.180%)	4.909(c)	10/20/34	30,000	30,022,905
Series 2024-34A, Class A1, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.210(c)	01/25/38	10,000	10,015,620
CQS US CLO Ltd. (Cayman Islands),
Series 2021-01A, Class AR, 144A, 3 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	4.929(c)	01/20/35	32,600	32,629,034
Crown City CLO (Cayman Islands),
Series 2020-02A, Class AAR2, 144A, 3 Month SOFR + 1.020% (Cap N/A, Floor 1.020%)	4.731(c)	04/20/35	49,000	49,000,098
Danby Park CLO Ltd. (United Kingdom),
Series 2022-01A, Class AR, 144A, 3 Month SOFR + 1.360% (Cap N/A, Floor 1.360%)	5.094(c)	10/21/37	22,210	22,224,992
Dewolf Park CLO Ltd. (Cayman Islands),
Series 2017-01A, Class AR2, 144A, 3 Month SOFR + 1.210% (Cap N/A, Floor 1.210%)	4.943(c)	01/22/39	21,660	21,683,131
Diameter Capital CLO Ltd. (Cayman Islands),
Series 2024-06A, Class A1R, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	5.033(c)	04/15/39	10,000	10,025,000
Elevation CLO Ltd. (Cayman Islands),
Series 2016-05A, Class A1RR, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.180(c)	01/25/38	20,000	20,042,160
Series 2020-11A, Class A1R, 144A, 3 Month SOFR + 1.470% (Cap N/A, Floor 1.470%)	5.223(c)	10/15/37	4,000	4,007,308
Series 2021-12A, Class A1R2, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.029(c)	04/20/37	114,700	114,920,786
Elmwood CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R3, 144A, 3 Month SOFR + 1.120% (Cap N/A, Floor 1.120%)	4.849(c)	04/20/37	25,000	25,000,000
Series 2019-02A, Class A1RR, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.079(c)	10/20/37	57,580	57,618,584
Series 2019-03A, Class A1RR, 144A, 3 Month SOFR + 1.380% (Cap N/A, Floor 1.380%)	5.109(c)	07/18/37	27,800	27,817,180
Series 2020-02A, Class ARR, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.099(c)	10/20/37	29,825	29,858,822
Series 2021-05A, Class AR, 144A, 3 Month SOFR + 1.360% (Cap N/A, Floor 1.360%)	5.113(c)	10/15/37	10,325	10,325,000
Series 2023-03A, Class AR, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.070(c)	01/17/38	38,600	38,600,000
Series 2024-01A, Class A1R, 144A, 3 Month SOFR + 1.220% (Cap N/A, Floor 1.220%)	4.970(c)	04/17/37	100,000	100,130,860
Series 2024-04A, Class AR, 144A, 3 Month SOFR + 1.220% (Cap N/A, Floor 1.220%)	4.970(c)	04/17/37	50,000	50,065,280
Series 2024-11A, Class A, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)	5.069(c)	10/18/37	15,000	15,012,975
Series 2025-03A, Class A, 144A, 3 Month SOFR + 1.240% (Cap N/A, Floor 1.240%)	4.990(c)	03/22/38	23,000	23,022,938
Series 2025-04A, Class A, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.100(c)	07/17/38	65,000	65,201,259
Series 2025-05A, Class A, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.079(c)	03/31/38	20,000	20,063,232
Series 2025-08A, Class A1, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	5.000(c)	10/17/38	31,500	31,521,735
Empower CLO Ltd. (Cayman Islands),
Series 2022-01A, Class A1R, 144A, 3 Month SOFR + 1.390% (Cap N/A, Floor 1.390%)	5.119(c)	10/20/37	61,000	61,042,700
Series 2023-02A, Class AR, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.073(c)	10/15/38	55,625	55,775,438
Series 2025-01A, Class A, 144A, 3 Month SOFR + 1.310% (Cap N/A, Floor 1.310%)	5.039(c)	07/20/38	55,200	55,324,686
Empower CLO Ltd. (United Kingdom),
Series 2023-03A, Class AR, 144A, 3 Month SOFR + 1.240% (Cap N/A, Floor 1.240%)	4.969(c)	01/20/39	74,000	74,163,214
Galaxy CLO Ltd. (Cayman Islands),
Series 2018-25A, Class A1RR, 144A, 3 Month SOFR + 1.110% (Cap N/A, Floor 1.110%)	4.920(c)	04/25/36	40,400	40,422,503
Gallatin CLO Ltd. (Bermuda),
Series 2023-01A, Class AR, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	5.021(c)	10/14/36	25,000	25,047,168
Series 2024-01A, Class A1, 144A, 3 Month SOFR + 1.480% (Cap N/A, Floor 1.480%)	5.209(c)	10/20/37	7,000	7,014,546
Garnet CLO Ltd.,
Series 2025-03A, Class A1, 144A, 3 Month SOFR + 1.270% (Cap N/A, Floor 1.270%)	4.999(c)	10/20/38	65,000	65,159,477

See Notes to Financial Statements.

PGIM Fixed Income ETFs 5

PGIM AAA CLO ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

GoldenTree Loan Management US CLO Ltd.,
Series 2026-31A, Class AR2, 144A, 3 Month SOFR + 1.220% (Cap N/A, Floor 1.220%)	4.949%(c)	07/20/40	150,000	$150,292,185
Golub Capital Partners CLO,
Series 2023-70A, Class A1R, 144A, 3 Month SOFR + 1.120% (Cap N/A, Floor 1.120%)	4.930(c)	10/25/37	53,000	52,993,333
Golub Capital Partners CLO Ltd. (Cayman Islands),
Series 2017-19RA, Class A1R3, 144A, 3 Month SOFR + 1.150% (Cap N/A, Floor 1.150%)	4.879(c)	10/20/36	75,000	74,989,162
Series 2019-41A, Class AR2, 144A, 3 Month SOFR + 1.330% (Cap N/A, Floor 1.330%)	5.059(c)	07/20/38	19,820	19,872,507
Series 2019-43A, Class A1R, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)	5.069(c)	10/20/37	12,800	12,829,286
Series 2022-62A, Class AR, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.123(c)	10/15/37	34,981	35,014,813
Series 2024-76A, Class A1, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.180(c)	10/25/37	11,950	11,962,256
Greenacre Park CLO LLC,
Series 2021-02A, Class AR, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.099(c)	07/20/37	14,800	14,847,153
Harmony-Peace Park CLO Ltd. (United Kingdom),
Series 2024-01A, Class A, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.079(c)	10/20/37	15,000	15,009,840
Harriman Park CLO Ltd. (Cayman Islands),
Series 2020-01A, Class ARR, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.029(c)	07/20/38	29,000	29,072,903
Hayfin US Ltd. (Cayman Islands),
Series 2024-15A, Class A1, 144A, 3 Month SOFR + 1.640% (Cap N/A, Floor 1.640%)	5.478(c)	04/28/37	3,150	3,152,505
HPS Loan Management Ltd. (Cayman Islands),
Series 10A-16, Class A1R3, 144A, 3 Month SOFR + 1.120% (Cap N/A, Floor 1.120%)	4.849(c)	04/20/34	9,324	9,335,478
Series 2019-15A, Class A1R2, 144A, 3 Month SOFR + 1.240% (Cap N/A, Floor 1.240%)	4.973(c)	10/22/38	23,000	23,053,342
Series 2021-16A, Class A1R, 144A, 3 Month SOFR + 1.110% (Cap N/A, Floor 1.110%)	4.862(c)	01/23/35	46,000	46,046,869
Series 2025-26A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.049(c)	07/20/38	35,250	35,338,213
ICG US CLO Ltd. (Cayman Islands),
Series 2020-01A, Class ARR, 144A, 3 Month SOFR + 1.100% (Cap N/A, Floor 1.100%)	4.829(c)	01/20/35	30,000	30,025,029
Series 2024-R1A, Class A, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.230(c)	01/25/38	7,500	7,506,561
Invesco US CLO Ltd. (United Kingdom),
Series 2023-02A, Class A1R, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.034(c)	04/21/38	37,000	37,061,157
Jamestown CLO Ltd. (Cayman Islands),
Series 2016-09A, Class A1R3, 144A, 3 Month SOFR + 1.180% (Cap N/A, Floor 1.180%)	4.990(c)	07/25/34	42,000	42,052,786
Series 2020-15A, Class A1R2, 144A, 3 Month SOFR + 1.050% (Cap N/A, Floor 1.050%)	4.803(c)	07/15/35	25,000	25,029,103
Kennedy Lewis CLO Ltd. (Cayman Islands),
Series 03A, Class A1R3, 144A, 3 Month SOFR + 1.190% (Cap N/A, Floor 1.190%)	4.919(c)	10/20/36	18,705	18,712,931
Series 04A, Class ARR, 144A, 3 Month SOFR + 1.430% (Cap N/A, Floor 1.430%)	5.159(c)	07/20/37	8,000	8,004,216
Series 2023-11A, Class A1R, 144A, 3 Month SOFR + 1.410% (Cap N/A, Floor 1.410%)	5.139(c)	10/20/37	15,175	15,187,926
Series 2025-19A, Class A, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	4.983(c)	04/22/36	44,650	44,716,877
Kings Park CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A1R, 144A, 3 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	4.934(c)	01/21/39	30,250	30,277,313
KKR CLO Ltd. (Cayman Islands),
Series 2022-41A, Class A1, 144A, 3 Month SOFR + 1.330% (Cap N/A, Floor 1.330%)	5.083(c)	04/15/35	40,000	40,000,268
Series 2023-52A, Class A1R, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.113(c)	07/16/38	62,600	62,743,723
Series 2024-47A, Class A, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.123(c)	01/15/38	24,550	24,585,158
Series 2024-54A, Class A, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.073(c)	01/15/38	54,400	54,495,265
Series 40A, Class AR, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.029(c)	10/20/34	45,810	45,821,373
Series 49A, Class AR, 144A, 3 Month SOFR + 1.380% (Cap N/A, Floor 1.380%)	5.109(c)	10/20/37	7,500	7,510,779
KKR CLO Ltd.,
Series 2025-59A, Class A1, 144A, 3 Month SOFR + 1.240% (Cap N/A, Floor 1.240%)	4.993(c)	01/15/39	6,470	6,484,204
LCM Ltd. (Cayman Islands),
Series 31A, Class AR, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	5.009(c)	07/20/34	7,350	7,351,438
Series 34A, Class A1R, 144A, 3 Month SOFR + 1.180% (Cap N/A, Floor 1.180%)	4.909(c)	10/20/34	11,000	11,008,876
Series 40A, Class A1R, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.123(c)	01/15/38	46,000	46,067,326
Madison Park Funding Ltd. (Cayman Islands),
Series 2018-30A, Class A1R, 144A, 3 Month SOFR + 1.360% (Cap N/A, Floor 1.360%)	5.153(c)	07/16/37	41,400	41,409,356
Series 2019-34A, Class A1RR, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.163(c)	10/16/37	74,641	74,715,156
Series 2020-45A, Class ARR, 144A, 3 Month SOFR + 1.080% (Cap N/A, Floor 1.080%)	4.833(c)	07/15/34	32,170	32,198,345
Series 2021-48A, Class AR, 144A, 3 Month SOFR + 1.220% (Cap N/A, Floor 1.220%)	4.949(c)	01/19/39	25,000	24,987,500
Series 2021-59A, Class A1R, 144A, 3 Month SOFR + 1.500% (Cap N/A, Floor 1.500%)	5.229(c)	04/18/37	1,500	1,501,578
Series 2022-57A, Class A1R, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	5.090(c)	07/27/34	45,850	45,862,774

See Notes to Financial Statements.

6

PGIM AAA CLO ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Madison Park Funding Ltd. (Cayman Islands), (cont’d.)
Series 2022-60A, Class A1R, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.180%(c)	10/25/37	55,650	$55,709,673
Series 2023-63A, Class A1R, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.134(c)	07/21/38	40,000	40,146,520
Madison Park Funding Ltd.,
Series 2025-40RA, Class A, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)	5.083(c)	10/16/38	54,860	54,947,765
Magnetite Ltd. (Cayman Islands),
Series 2021-29AR, Class AR2, 144A	— (p)	10/15/39	96,500	96,500,482
Series 2022-32A, Class AR, 144A, 3 Month SOFR + 1.150% (Cap N/A, Floor 1.150%)	4.903(c)	10/15/37	50,300	50,299,437
Series 2024-40A, Class A1R, 144A, 3 Month SOFR + 1.220% (Cap N/A, Floor 1.220%)	4.935(c)	07/15/39	140,000	140,197,008
Series 2024-42A, Class A1, 144A, 3 Month SOFR + 1.310% (Cap N/A, Floor 1.310%)	5.120(c)	01/25/38	51,322	51,418,331
Series 2024-47A, Class A, 144A, 3 Month SOFR + 1.330% (Cap N/A, Floor 1.330%)	5.140(c)	01/25/38	10,000	10,024,513
Magnetite Ltd.,
Series 2026-54A, Class A1, 144A, 3 Month SOFR + 1.170% (Cap N/A, Floor 1.170%)	4.909(c)	04/25/39	17,500	17,493,158
Marathon CLO Ltd. (Cayman Islands),
Series 2020-15A, Class A1B, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)	5.191(c)	08/15/37	10,000	10,005,733
Series 2021-16A, Class A1AR, 144A, 3 Month SOFR + 1.110% (Cap N/A, Floor 1.110%)	4.863(c)	04/15/34	23,027	23,052,149
Marble Point CLO Ltd. (Cayman Islands),
Series 2020-02A, Class A1R2, 144A, 3 Month SOFR + 1.210% (Cap N/A, Floor 1.210%)	4.963(c)	03/15/38	3,500	3,503,163
Series 2022-01A, Class A1R, 144A, 3 Month SOFR + 1.090% (Cap N/A, Floor 1.090%)	4.819(c)	04/20/35	16,900	16,921,047
Series 2022-02A, Class A1RR, 144A, 3 Month SOFR + 1.190% (Cap N/A, Floor 1.190%)	4.919(c)	10/20/36	16,400	16,415,236
Menlo CLO Ltd.,
Series 2025-03A, Class A, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.093(c)	10/16/38	42,000	42,070,837
Menlo CLO Ltd. (Cayman Islands),
Series 2024-01A, Class A1, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.149(c)	01/20/38	54,700	54,797,131
MidOcean Credit CLO LLC (Cayman Islands),
Series 2025-18A, Class A1, 144A, 3 Month SOFR + 1.170% (Cap N/A, Floor 1.170%)	4.899(c)	10/18/35	79,263	79,322,570
Midocean Credit CLO Ltd. (United Kingdom),
Series 2024-15A, Class A1R, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	4.984(c)	07/21/39	25,000	25,043,575
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2014-17A, Class A1R4, 144A, 3 Month SOFR + 1.220% (Cap N/A, Floor 1.220%)	4.865(c)	07/22/40	78,300	78,409,620
Series 2016-21A, Class A1R3, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.049(c)	01/20/39	52,590	52,689,101
Neuberger Berman Loan Advisers CLO Ltd. (Cayman Islands),
Series 2017-24A, Class AR2, 144A, 3 Month SOFR + 1.360% (Cap N/A, Floor 1.360%)	5.089(c)	10/19/38	26,125	26,135,659
Series 2019-31A, Class AR2, 144A, 3 Month SOFR + 1.230% (Cap N/A, Floor 1.230%)	4.959(c)	01/20/39	20,550	20,565,472
Series 2019-33A, Class AR2, 144A, 3 Month SOFR + 1.220% (Cap N/A, Floor 1.220%)	5.013(c)	04/16/39	92,400	92,472,026
Series 2020-36RA, Class A, 144A, 3 Month SOFR + 1.270% (Cap N/A, Floor 1.270%)	4.999(c)	07/20/39	15,500	15,535,650
Series 2022-48A, Class A1R, 144A, 3 Month SOFR + 1.090% (Cap N/A, Floor 1.090%)	4.900(c)	04/25/36	10,000	10,009,494
New Mountain CLO Ltd. (Cayman Islands),
Series CLO-01A, Class A1RR, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	5.003(c)	01/15/38	31,250	31,288,066
Series CLO-03A, Class A1R, 144A, 3 Month SOFR + 1.330% (Cap N/A, Floor 1.330%)	5.059(c)	10/20/38	68,750	68,944,184
Northwoods Capital Ltd. (Cayman Islands),
Series 2018-12BA, Class AR, 144A, 3 Month SOFR + 1.190% (Cap N/A, Floor 1.190%)	4.854(c)	06/15/31	1,519	1,519,140
Series 2018-14BA, Class AR, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	4.999(c)	11/13/31	3,118	3,118,427
Series 2020-22A, Class A1R3, 144A, 3 Month SOFR + 1.230% (Cap N/A, Floor 1.230%)	4.900(c)	03/16/38	50,000	50,099,930
NYACK Park CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A1R, 144A, 3 Month SOFR + 1.230% (Cap N/A, Floor 1.230%)	4.959(c)	10/20/38	44,520	44,618,247
Oak Hill Credit Partners Ltd. (Cayman Islands),
Series 2014-10RA, Class AR2, 144A, 3 Month SOFR + 1.130% (Cap N/A, Floor 1.130%)	4.859(c)	04/20/38	5,670	5,664,336
Oaktree CLO Ltd. (Cayman Islands),
Series 2022-01A, Class A1R, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.123(c)	07/15/38	19,000	19,060,572
Series 2022-03A, Class A1R, 144A, 3 Month SOFR + 1.380% (Cap N/A, Floor 1.380%)	5.133(c)	10/15/37	14,000	14,016,724
Series 2023-02A, Class A1R, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.079(c)	07/20/38	21,500	21,554,724
Ocean Trails CLO,
Series 2020-10A, Class AR2, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.053(c)	10/15/34	4,530	4,531,953
Ocean Trails CLO Ltd. (United Kingdom),
Series 2022-12A, Class A1R, 144A, 3 Month SOFR + 1.330% (Cap N/A, Floor 1.330%)	5.059(c)	07/20/35	10,760	10,765,478
Ocean Trails CLO Ltd. (Cayman Islands),
Series 2024-16A, Class A1, 144A, 3 Month SOFR + 1.410% (Cap N/A, Floor 1.410%)	5.139(c)	01/20/38	10,000	10,014,960

See Notes to Financial Statements.

PGIM Fixed Income ETFs 7

PGIM AAA CLO ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

OCP CLO Ltd. (Cayman Islands),
Series 2015-09A, Class AR3, 144A, 3 Month SOFR + 1.100% (Cap N/A, Floor 1.100%)	4.853%(c)	01/15/37	28,250	$28,261,131
Series 2020-20A, Class A1R2, 144A, 3 Month SOFR + 1.260% (Cap N/A, Floor 1.260%)	4.989(c)	04/18/37	45,000	45,075,321
Series 2022-24AR, Class A1R2, 144A	— (p)	10/21/39	138,800	138,800,694
Series 2023-26A, Class AR, 144A, 3 Month SOFR + 1.080% (Cap N/A, Floor 1.080%)	4.830(c)	04/17/37	37,350	37,381,266
Series 2026-14A, Class A1R2, 144A, 3 Month SOFR + 1.210% (Cap N/A, Floor 1.210%)	4.908(c)	07/20/39	45,400	45,400,045
Octagon Alto Ltd. (Cayman Islands),
Series 2023-01A, Class A1R, 144A, 3 Month SOFR + 1.140% (Cap N/A, Floor 1.140%)	4.869(c)	10/20/36	40,000	39,995,720
Octagon Investment Partners Ltd. (Cayman Islands),
Series 2016-01A, Class A1R3, 144A, 3 Month SOFR + 1.310% (Cap N/A, Floor 0.000%)	5.085(c)	04/24/37	105,000	105,236,460
Series 2019-01A, Class A1RR, 144A, 3 Month SOFR + 1.150% (Cap N/A, Floor 1.150%)	4.903(c)	04/15/35	24,300	24,328,727
Series 2020-03A, Class A1R2, 144A, 3 Month SOFR + 1.360% (Cap N/A, Floor 1.360%)	5.113(c)	01/15/38	4,307	4,310,166
Octagon Ltd. (Cayman Islands),
Series 2021-01A, Class A1R, 144A, 3 Month SOFR + 1.260% (Cap N/A, Floor 1.260%)	4.989(c)	03/20/38	28,350	28,392,525
Series 2022-01A, Class A1R, 144A, 3 Month SOFR + 1.260% (Cap N/A, Floor 1.260%)	4.994(c)	07/21/35	45,000	45,041,513
Series 2023-01A, Class A1R, 144A, 3 Month SOFR + 1.230% (Cap N/A, Floor 1.230%)	4.959(c)	10/20/38	10,000	10,022,000
Series 2024-02A, Class A1R, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	5.057(c)	07/20/39	119,850	120,108,912
OFSI BSL CLO Ltd. (Cayman Islands),
Series 2024-13A, Class AR, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.029(c)	07/20/39	75,000	75,166,875
Series 2024-14A, Class A, 144A, 3 Month SOFR + 1.460% (Cap N/A, Floor 1.460%)	5.189(c)	07/20/37	14,900	14,908,806
OFSI BSL Ltd. (Cayman Islands),
Series 2023-12A, Class A1R, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)	5.069(c)	01/20/38	35,000	35,062,759
OHA Credit Funding Ltd. (Cayman Islands),
Series 2019-03A, Class AR2, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.049(c)	01/20/38	50,070	50,164,627
Series 2020-05A, Class AR, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.079(c)	10/18/37	60,100	60,139,185
OHA Credit Partners (Cayman Islands),
Series 2021-16A, Class AR, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.079(c)	10/18/37	26,500	26,517,596
OHA Credit Partners Ltd. (Cayman Islands),
Series 2017-15A, Class A1R2, 144A, 3 Month SOFR + 1.240% (Cap N/A, Floor 1.240%)	4.969(c)	04/20/38	40,000	40,069,016
Series 2024-17A, Class A, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.049(c)	01/18/38	29,000	29,053,453
OHA Loan Funding Ltd. (Cayman Islands),
Series LF16-01A, Class A1R3, 144A, 3 Month SOFR + 1.210% (Cap N/A, Floor 1.210%)	4.924(c)	08/28/39	115,000	115,000,575
Palmer Square CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R2, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	5.006(c)	08/14/38	7,500	7,513,272
Series 2022-03A, Class A1R, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.079(c)	07/20/37	21,775	21,785,060
Series 2024-02A, Class A1R, 144A, 3 Month SOFR + 1.220% (Cap N/A, Floor 1.220%)	4.968(c)	07/20/38	105,000	105,142,128
Series 2024-03A, Class A, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.079(c)	07/20/37	31,250	31,260,094
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1RR, 144A, 3 Month SOFR + 1.050% (Cap N/A, Floor 1.050%)	4.803(c)	10/15/34	10,000	10,007,999
Park Blue CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1R2, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	5.009(c)	07/20/39	32,500	32,543,524
Series 2023-04A, Class A1R, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	5.060(c)	01/25/39	65,000	65,154,121
Series 2024-05A, Class AR, 144A, 3 Month SOFR + 1.270% (Cap N/A, Floor 1.270%)	4.974(c)	10/25/39	42,030	42,030,042
Peace Park CLO Ltd. (Cayman Islands),
Series 2021-01A, Class AR, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	4.979(c)	10/20/38	38,129	38,197,937
Peebles Park CLO Ltd. (United Kingdom),
Series 2024-01A, Class AR, 144A, 3 Month SOFR + 1.220% (Cap N/A, Floor 1.220%)	4.954(c)	04/21/37	69,300	69,393,070
Pikes Peak CLO (Cayman Islands),
Series 2018-02A, Class ARR, 144A, 3 Month SOFR + 1.220% (Cap N/A, Floor 1.220%)	4.949(c)	10/11/34	2,400	2,402,245
Pikes Peak CLO Ltd. (United Kingdom),
Series 2023-15A, Class AR, 144A, 3 Month SOFR + 1.220% (Cap N/A, Floor 1.220%)	4.949(c)	10/20/38	19,300	19,325,258
Polen Capital CLO Ltd. (Cayman Islands),
Series 2025-01A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.049(c)	03/06/38	25,000	25,043,830
Rad CLO Ltd. (Cayman Islands),
Series 2022-16A, Class A1R, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.550%)	5.303(c)	07/15/37	14,540	14,563,837
Series 2023-19A, Class A1R, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)	5.179(c)	03/20/38	30,000	30,073,020
Series 2023-22A, Class A1AR, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	4.979(c)	10/20/40	10,150	10,168,255
Rad CLO Ltd. (Bermuda),
Series 2024-25A, Class A1, 144A, 3 Month SOFR + 1.460% (Cap N/A, Floor 1.460%)	5.189(c)	07/20/37	84,500	84,605,202

See Notes to Financial Statements.

8

PGIM AAA CLO ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Reese Park CLO Ltd. (Cayman Islands),
Series 2020-01A, Class ARR, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.073%(c)	01/15/38	49,300	$49,393,576
Regatta Funding Ltd. (Cayman Islands),
Series 2016-01A, Class A1R3, 144A, 3 Month SOFR + 1.070% (Cap N/A, Floor 1.070%)	4.747(c)	06/20/34	27,000	27,029,533
Series 2019-01A, Class ARR, 144A, 3 Month SOFR + 1.390% (Cap N/A, Floor 1.390%)	5.143(c)	10/15/37	21,000	21,016,926
Series 2022-02A, Class A1R2, 144A, 3 Month SOFR + 1.260% (Cap N/A, Floor 1.260%)	5.013(c)	01/15/39	30,150	30,216,330
Series 2023-01A, Class A1R, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)	5.093(c)	07/15/38	55,250	55,406,612
Series 2023-02A, Class A1R, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	5.060(c)	01/25/39	125,000	125,266,675
Series 2024-01AR, Class A1R, 144A, 3 Month SOFR + 1.230% (Cap N/A, Floor 1.230%)	4.863(c)	07/26/39	160,000	160,380,000
Series 2025-04A, Class A1, 144A, 3 Month SOFR + 1.340% (Cap N/A, Floor 1.340%)	5.150(c)	07/25/38	65,950	66,134,871
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR2, 144A, 3 Month SOFR + 1.100% (Cap N/A, Floor 1.100%)	4.829(c)	04/20/34	24,131	24,157,407
Series 2021-01A, Class A1, 144A, 3 Month SOFR + 1.432% (Cap N/A, Floor 1.170%)	5.161(c)	07/20/34	2,450	2,451,773
Series 2021-03A, Class A1R, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.153(c)	01/15/38	18,000	18,029,403
Series 2022-03A, Class AR, 144A, 3 Month SOFR + 1.440% (Cap N/A, Floor 1.440%)	5.169(c)	07/20/37	20,750	20,761,558
Series 2023-01A, Class A1R, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.053(c)	03/15/38	25,000	25,041,968
Series 2024-01AR, Class A1R, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.072(c)	07/20/39	80,000	80,192,080
Series 2025-02A, Class A1, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.129(c)	03/31/38	30,000	30,109,410
Rockland Park CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A1R, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.029(c)	07/20/38	44,100	44,214,616
RR Ltd. (Cayman Islands),
Series 2023-26A, Class A1R, 144A, 3 Month SOFR + 1.120% (Cap N/A, Floor 1.120%)	4.873(c)	04/15/38	80,210	80,297,501
Series 2023-27A, Class A1AR, 144A, 3 Month SOFR + 1.230% (Cap N/A, Floor 1.230%)	4.983(c)	10/15/40	93,700	93,774,960
Sculptor CLO Ltd. (Cayman Islands),
Series 28A, Class AR, 144A, 3 Month SOFR + 1.060% (Cap N/A, Floor 1.060%)	4.789(c)	01/20/35	11,000	11,007,581
Signal Peak CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.149(c)	10/20/37	5,000	5,003,839
Series 2020-08A, Class A1R, 144A, 3 Month SOFR + 1.390% (Cap N/A, Floor 1.390%)	5.119(c)	10/20/37	28,430	28,466,959
Series 2021-09A, Class A1R, 144A, 3 Month SOFR + 1.360% (Cap N/A, Floor 1.360%)	5.094(c)	01/21/38	10,000	10,018,965
Series 2024-14A, Class A, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.033(c)	01/22/38	23,075	23,109,758
Signal Peak CLO Ltd.,
Series 2018-05A, Class A1R2, 144A, 3 Month SOFR + 1.230% (Cap N/A, Floor 1.230%)	5.040(c)	04/25/37	36,000	36,039,236
Silver Rock CLO (Cayman Islands),
Series 2023-03A, Class A1R, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	4.979(c)	01/20/38	35,250	35,332,221
Silver Rock CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A1RR, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.149(c)	10/20/37	6,000	6,005,274
Series 2021-02A, Class AR, 144A, 3 Month SOFR + 1.040% (Cap N/A, Floor 1.040%)	4.769(c)	01/20/35	3,500	3,502,420
Sixth Street CLO Ltd. (Cayman Islands),
Series 2017-08A, Class A1R2, 144A, 3 Month SOFR + 1.150% (Cap N/A, Floor 1.150%)	4.879(c)	10/20/34	16,800	16,812,456
Series 2017-09A, Class AR, 144A, 3 Month SOFR + 1.380% (Cap N/A, Floor 1.380%)	5.114(c)	07/21/37	24,000	24,010,032
Series 2018-11A, Class AR2, 144A, 3 Month SOFR + 1.220% (Cap N/A, Floor 1.220%)	5.030(c)	04/25/37	54,175	54,239,013
Series 2018-12A, Class A1R2, 144A, 3 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	4.950(c)	01/17/39	3,000	3,001,965
Sixth Street CLO Ltd.,
Series 2020-15A, Class AR, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.145(c)	10/24/37	5,790	5,795,915
Sound Point CLO Ltd. (Cayman Islands),
Series 2018-03A, Class A1AR, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.110(c)	10/26/31	930	929,719
Series 2020-03A, Class A1R, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	5.090(c)	01/25/32	2,683	2,683,603
Symphony CLO Ltd. (United Kingdom),
Series 2022-37A, Class AR2, 144A, 3 Month SOFR + 1.130% (Cap N/A, Floor 1.130%)	4.859(c)	01/20/37	30,000	30,003,243
Symphony CLO Ltd. (Cayman Islands),
Series 2021-28A, Class AR, 144A, 3 Month SOFR + 1.150% (Cap N/A, Floor 1.150%)	4.902(c)	01/23/36	75,000	74,998,950
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1R4, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	5.055(c)	03/24/38	24,830	24,889,195
Series 2019-02A, Class A1R2, 144A, 3 Month SOFR + 1.270% (Cap N/A, Floor 1.270%)	4.999(c)	01/20/38	17,200	17,224,890
Series 2021-01A, Class A1R1, 144A, 3 Month SOFR + 1.360% (Cap N/A, Floor 1.360%)	5.089(c)	01/20/38	10,000	10,024,360
Series 2023-01A, Class A1R, 144A, 3 Month SOFR + 1.380% (Cap N/A, Floor 1.380%)	5.155(c)	03/31/38	28,000	28,095,144
Texas Debt Capital CLO Ltd. (Cayman Islands),
Series 2023-02A, Class A1R, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.104(c)	10/21/37	30,000	30,032,409

See Notes to Financial Statements.

PGIM Fixed Income ETFs 9

PGIM AAA CLO ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A1RR, 144A, 3 Month SOFR + 1.240% (Cap N/A, Floor 1.240%)	4.969%(c)	07/20/37	104,250	$104,367,313
Tikehau US CLO Ltd. (Bermuda),
Series 2022-01A, Class A1R, 144A, 3 Month SOFR + 1.380% (Cap N/A, Floor 1.380%)	5.109(c)	01/20/38	26,500	26,540,148
Series 2022-02A, Class A1RR, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.149(c)	01/20/36	75,000	75,069,555
Series 2023-01A, Class A1R, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.153(c)	03/15/38	30,000	30,103,398
Series 2024-01A, Class A1, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)	5.179(c)	07/18/37	3,000	3,001,950
Trimaran CAVU Ltd.,
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.190% (Cap N/A, Floor 1.190%)	4.919(c)	01/20/37	20,750	20,766,542
Series 2022-01A, Class AR, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.133(c)	10/22/37	5,000	5,004,000
Series 2024-01A, Class A, 144A, 3 Month SOFR + 1.380% (Cap N/A, Floor 1.380%)	5.190(c)	01/25/38	14,700	14,720,848
Series 2025-02A, Class A, 144A, 3 Month SOFR + 1.360% (Cap N/A, Floor 1.360%)	5.089(c)	03/18/38	16,500	16,551,728
Trinitas CLO Ltd. (Cayman Islands),
Series 2020-14A, Class A1R2, 144A, 3 Month SOFR + 1.100% (Cap N/A, Floor 1.100%)	4.910(c)	01/25/34	30,437	30,471,017
Series 2021-16A, Class A1R, 144A, 3 Month SOFR + 1.130% (Cap N/A, Floor 1.130%)	4.859(c)	07/20/34	22,500	22,526,197
Series 2021-18A, Class A1R, 144A, 3 Month SOFR + 1.220% (Cap N/A, Floor 1.220%)	4.949(c)	01/20/35	10,250	10,250,000
Series 2025-37A, Class A1, 144A, 3 Month SOFR + 1.220% (Cap N/A, Floor 1.220%)	4.953(c)	01/22/39	26,775	26,813,864
Voya CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1RR, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.123(c)	10/15/37	9,500	9,510,689
Series 2019-03A, Class AR, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)	5.091(c)	10/17/32	4,675	4,675,988
Series 2024-07A, Class A1, 144A, 3 Month SOFR + 1.310% (Cap N/A, Floor 1.310%)	5.039(c)	01/20/38	18,750	18,784,112
Voya CLO Ltd.,
Series 2022-03A, Class A1R2, 144A, 3 Month SOFR + 1.130% (Cap N/A, Floor 1.130%)	4.859(c)	10/20/36	25,000	25,002,753
Wehle Park CLO Ltd. (United Kingdom),
Series 2022-01A, Class A1R, 144A, 3 Month SOFR + 1.240% (Cap N/A, Floor 1.240%)	4.912(c)	10/21/38	41,250	41,345,036
Wellfleet CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A1R, 144A, 3 Month SOFR + 1.180% (Cap N/A, Floor 1.180%)	4.909(c)	04/20/34	33,406	33,447,687
Series 2021-03A, Class AR, 144A, 3 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	4.953(c)	01/15/35	55,000	55,047,635
Series 2022-01A, Class A1RN, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.173(c)	07/15/37	20,000	20,008,600
Series 2022-02A, Class AR, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.149(c)	10/18/37	10,000	10,008,981
Whitebox CLO Ltd. (Cayman Islands),
Series 2021-03A, Class A1R, 144A, 3 Month SOFR + 1.270% (Cap N/A, Floor 1.270%)	5.023(c)	10/15/35	24,685	24,693,901
Z Capital Credit Partners BSL CLO Ltd. (Cayman Islands),
Series 2024-01A, Class A, 144A, 3 Month SOFR + 1.950% (Cap N/A, Floor 1.950%)	5.743(c)	04/16/36	3,250	3,255,281

TOTAL LONG-TERM INVESTMENTS
(cost $11,892,203,796)				11,899,362,360

			Shares

SHORT-TERM INVESTMENT 5.8%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 3.780%)
(cost $724,956,119)(wb)			724,956,119	724,956,119

TOTAL INVESTMENTS 100.4%
(cost $12,617,159,915)				12,624,318,479
Liabilities in excess of other assets (0.4)%				(48,912,204)

NET ASSETS 100.0%				$12,575,406,275

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2026.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(wb)	Represents an investment in a Fund affiliated with the Manager.

See Notes to Financial Statements.

10

PGIM AAA CLO ETF

Schedule of Investments (continued)

as of August 31, 2026

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$11,899,362,360	$—
Short-Term Investment
Affiliated Mutual Fund	724,956,119	—	—

Total	$724,956,119	$11,899,362,360	$—

Security Allocations:

The security allocations of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2026 were as follows:

Collateralized Loan Obligations	94.6%

Affiliated Mutual Fund	5.8%

100.4
Liabilities in excess of other assets	(0.4)

100.0%

See Notes to Financial Statements.

PGIM Fixed Income ETFs 11

PGIM AAA CLO ETF

Statement of Assets & Liabilities

as of August 31, 2026

Assets
Investments at value:
Unaffiliated investments (cost $11,892,203,796)	$11,899,362,360
Affiliated investments (cost $724,956,119)	724,956,119
Receivable for Fund shares sold	170,627,898
Interest receivable	69,357,975

Total Assets	12,864,304,352

Liabilities
Payable for investments purchased	239,081,121
Dividends and Distributions payable	47,919,564
Management fee payable	1,897,392

Total Liabilities	288,898,077

Net Assets	$12,575,406,275

Net assets were comprised of:
Common stock, at par	$245,050
Paid-in capital in excess of par	12,573,260,280
Total .distributable earnings (loss)	1,900,945

Net assets, August 31, 2026	$12,575,406,275

Net asset value, offering price and redemption price per share
($12,575,406,275 ÷ 245,050,000 shares of common stock issued and outstanding)	$51.32

See Notes to Financial Statements.

12

PGIM AAA CLO ETF

Statement of Operations

Year Ended August 31, 2026

Net Investment Income (Loss)

Income
Interest income	$376,516,667
Affiliated dividend income	12,378,833

Total income	388,895,500

Expenses
Management fee	14,782,846

Net investment income (loss)	374,112,654

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	283,595
In-kind redemptions	172,210
Net change in unrealized appreciation (depreciation) on investments	(540,262)

Net gain (loss) on investment transactions	(84,457)

Net Increase (Decrease) In Net Assets Resulting From Operations	$374,028,197

See Notes to Financial Statements.

PGIM Fixed Income ETFs 13

PGIM AAA CLO ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2026	2025

Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$374,112,654	$132,567,768

Net realized gain (loss) on investment transactions	455,805	(1,884,295)

Net change in unrealized appreciation (depreciation) on investments	(540,262)	6,619,704

Net increase (decrease) in net assets resulting from operations	374,028,197	137,303,177

Dividends and Distributions

Distributions from distributable earnings	(397,286,037)	(115,937,862)

Fund share transactions

Net proceeds from shares sold (199,125,000 and 81,600,000 shares, respectively)	10,228,499,582	4,181,414,744

Shares sold in-kind (7,475,000 and 9,725,000 shares, respectively)	384,046,077	498,650,182

Shares redeemed in-kind (3,700,000 and 0 shares, respectively)	(190,414,048)	—

Cost of shares purchased (40,025,000 and 17,600,000 shares, respectively)	(2,056,759,305)	(900,306,666)

Net increase (decrease) in net assets from Fund share transactions	8,365,372,306	3,779,758,260

Total increase (decrease)	8,342,114,466	3,801,123,575

Net Assets:

Beginning of year	4,233,291,809	432,168,234

End of year	$12,575,406,275	$4,233,291,809

See Notes to Financial Statements.

14

PGIM AAA CLO ETF

Financial Highlights

	Year Ended August 31,			July 19, 2023(a) Through August 31, 2023
	2026	2025	2024
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$51.52	$51.14	$50.43	$50.00
Income (loss) from investment operations:
Net investment income (loss)	2.48	2.82	3.38	0.39
Net realized and unrealized gain (loss) on investment transactions	(0.02)	0.24	0.59	0.04
Total from investment operations	2.46	3.06	3.97	0.43
Less Dividends and Distributions:
Dividends from net investment income	(2.66)	(2.65)	(3.25)	-
Distributions from net realized gains	-	(0.03)	(0.01)	-
Total dividends and distributions	(2.66)	(2.68)	(3.26)	-
Net asset value, end of period	$51.32	$51.52	$51.14	$50.43
Total Return(c):	4.89%	6.10%	8.18%	0.87%

Ratios/Supplemental Data:
Net assets, end of period (000)	$12,575,406	$4,233,292	$432,168	$126,084
Average net assets (000)	$7,780,466	$2,411,721	$186,594	$99,359
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.19%	0.19%	0.19%	0.19	%(e)
Expenses before waivers and/or expense reimbursement	0.19%	0.19%	0.19%	0.19	%(e)
Net investment income (loss)	4.81%	5.50%	6.66%	6.48	%(e)
Portfolio turnover rate(f)	35%	68%	65%	4%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 15

PGIM AAA CLO Aggregate Duration ETF

Schedule of Investments

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 100.3%

ASSET-BACKED SECURITY 1.9%

Collateralized Loan Obligation
Carlyle US CLO Ltd. (Cayman Islands),
Series 2021-06A, Class A1R, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)
(cost $500,483)	5.043%(c)	01/15/38	500	$500,860

U.S. TREASURY OBLIGATIONS 3.1%
U.S. Treasury Bonds(k)	2.875	05/15/43	1,000	742,031
U.S. Treasury Notes	4.125	05/31/31	50	49,227

TOTAL U.S. TREASURY OBLIGATIONS (cost $814,894)				791,258

			Shares

AFFILIATED EXCHANGE-TRADED FUND 95.3%
Fixed Income
PGIM AAA CLO ETF (cost $24,637,366)(wa)			480,000	24,628,800

TOTAL LONG-TERM INVESTMENTS 100.3% (cost $25,952,743)				25,920,918

SHORT-TERM INVESTMENT 0.4%

AFFILIATED MUTUAL FUND PGIM Core Government Money Market Fund (7-day effective yield 3.780%) (cost $113,484)(wa)			113,484	113,484

TOTAL INVESTMENTS 100.7%
(cost $26,066,227)				26,034,402
Liabilities in excess of other assets(z) (0.7)%				(178,362)

NET ASSETS 100.0%				$25,856,040

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2026.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2026:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
2	3 Month CME SOFR	Mar. 2027	$479,575	$(979)
2	3 Month CME SOFR	Jun. 2027	478,925	(1,254)
19	2 Year U.S. Treasury Notes	Dec. 2026	3,899,453	(9,697)
24	5 Year U.S. Treasury Notes	Dec. 2026	2,536,875	(9,060)
29	10 Year U.S. Treasury Notes	Dec. 2026	3,122,031	(15,899)
8	10 Year U.S. Ultra Treasury Notes	Dec. 2026	875,375	(8,323)
2	30 Year U.S. Ultra Treasury Bonds	Dec. 2026	220,063	(1,656)
5	Micro Ultra U.S. Treasury Bond	Nov. 2026	55,016	(176)

				(47,044)

See Notes to Financial Statements.

16

PGIM AAA CLO Aggregate Duration ETF

Schedule of Investments (continued)

as of August 31, 2026

Futures contracts outstanding at August 31, 2026 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions:
9	3 Month CME SOFR	Sep. 2026	$2,167,988	$(1,310)
1	3 Month CME SOFR	Sep. 2027	239,313	748
1	3 Month CME SOFR	Dec. 2027	239,313	802
1	3 Month CME SOFR	Mar. 2028	239,413	823
1	3 Month CME SOFR	Jun. 2028	239,500	848

				1,911

				$(45,133)

Bond forward contracts outstanding at August 31, 2026:

Purchase Bond Forwards	Counterparty	Settlement Date	Notional Amount (000)#	Strike Price	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Bond Forward Contracts:
U.S. Treasury Bond
1.125%, 08/15/40	JPM	09/02/26	500	$62.47	$312,364	$304,638	$—	$(7,726)
1.625%, 11/15/50	JPM	09/02/26	515	$51.86	267,075	256,516	—	(10,559)
1.750%, 08/15/41	JPM	09/02/26	500	$66.81	334,059	325,151	—	(8,908)
1.875%, 02/15/51	JPM	09/02/26	600	$55.13	330,780	317,884	—	(12,896)
2.250%, 08/15/46	JPM	09/02/26	425	$64.81	275,438	266,228	—	(9,210)
2.375%, 05/15/51	JPM	09/02/26	600	$62.01	372,078	358,069	—	(14,009)
4.375%, 05/15/41	JPM	09/02/26	505	$95.28	481,173	470,202	—	(10,971)
4.625%, 02/15/46	JPM	09/02/26	400	$95.27	381,097	370,027	—	(11,070)
4.750%, 02/15/56	JPM	09/02/26	450	$96.17	432,746	416,772	—	(15,974)
5.000%, 05/15/46	JPM	09/02/26	500	$100.01	500,043	485,387	—	(14,656)
5.000%, 05/15/56	JPM	09/02/26	500	$100.06	500,279	482,027	—	(18,252)
U.S. Treasury Note
4.125%, 06/15/29	JPM	11/18/26	3,735	$99.64	3,721,422	3,706,771	—	(14,651)
4.125%, 05/31/31	JPM	11/18/26	2,870	$98.93	2,839,236	2,823,965	—	(15,271)
4.375%, 05/15/36	JPM	11/18/26	1,760	$97.37	1,713,775	1,708,539	—	(5,236)

					$12,461,565	$12,292,176	$—	$(169,389)

See Notes to Financial Statements.

PGIM Fixed Income ETFs 17

Schedule of Investments

as of August 31, 2026

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
JPS	$—	$393,276

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Security
Collateralized Loan Obligation	$—	$500,860	$—
U.S. Treasury Obligations	—	791,258	—
Affiliated Exchange-Traded Fund
Fixed Income	24,628,800	—	—
Short-Term Investment
Affiliated Mutual Fund	113,484	—	—

Total	$24,742,284	$1,292,118	$—

Other Financial Instruments*
Assets
Futures Contracts	$3,221	$—	$—

Liabilities
Futures Contracts	$(48,354)	$—	$—
OTC Bond Forward Contracts	—	(169,389)	—

Total	$(48,354)	$(169,389)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, bond forwards contracts, forward foreign currency exchange contracts and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Allocation:

The industry allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2026 were as follows:

Affiliated Exchange-Traded Fund	95.3%
U.S. Treasury Obligations	3.1
Collateralized Loan Obligation	1.9
Affiliated Mutual Fund	0.4

100.7
Liabilities in excess of other assets	(0.7)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

18

Fair values of derivative instruments as of August 31, 2026 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$3,221	*	Due from/to broker-variation margin futures	$48,354	*

Interest rate contracts	—	—		Unrealized depreciation on OTC bond forward contracts	169,389

		$3,221			$217,743

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended August 31, 2026 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Bond Forward Contracts

Interest rate contracts	$(73,406)	$(66,202)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Bond Forward Contracts

Interest rate contracts	$(45,133)	$(169,389)

The derivative instruments outstanding as of period-end serve as indicators of the volume of derivative activities for the Fund.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
JPM	$—	$(169,389)	$(169,389)	$—	$(169,389)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 19

PGIM AAA CLO Aggregate Duration ETF

Statement of Assets & Liabilities

as of August 31, 2026

Assets

Investments at value:
Affiliated investments (cost $24,750,850)	$24,742,284
Unaffiliated investments (cost $1,315,377)	1,292,118
Dividends and interest receivable	107,557

Total Assets	26,141,959

Liabilities

Unrealized depreciation on OTC bond forward contracts	169,389
Dividends and Distributions payable	103,273
Due to broker—variation margin futures	13,038
Management fee payable	219

Total Liabilities	285,919

Net Assets	$25,856,040

Net assets were comprised of:
Common stock, at par	$525
Paid-in capital in excess of par	26,243,918
Total distributable earnings (loss)	(388,403)

Net assets, August 31, 2026	$25,856,040

Net asset value, offering price and redemption price per share ($25,856,040 ÷ 525,000 shares of common stock issued and outstanding)	$49.25

See Notes to Financial Statements.

20

PGIM AAA CLO Aggregate Duration ETF

Statement of Operations

For the Period June 01, 2026* through August 31, 2026

Net Investment Income (Loss)

Income
Affiliated dividend income	$293,503
Interest income	16,134

Total income	309,637

Expenses
Management fee	12,347
Less: Fee waiver and/or expense reimbursement	(11,466)

Net expenses	881

Net investment income (loss)	308,756

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Futures transactions	(73,406)
Bond forward contract transactions	(66,202)

(139,608)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(8,566))	(31,825)
Futures	(45,133)
Bond forward contracts	(169,389)

(246,347)

Net gain (loss) on investment transactions	(385,955)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(77,199)

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 21

PGIM AAA CLO Aggregate Duration ETF

Statement of Changes in Net Assets

June 01, 2026* through August 31, 2026

Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$308,756

Net realized gain (loss) on investment transactions	(139,608)

Net change in unrealized appreciation (depreciation) on investments	(246,347)

Net increase (decrease) in net assets resulting from operations	(77,199)

Dividends and Distributions

Distributions from distributable earnings	(311,204)

Fund share transactions

Net proceeds from shares sold (500,000 shares)	25,000,000

Shares sold in-kind (25,000 shares)	1,244,443

Net increase (decrease) in net assets from Fund share transactions	26,244,443

Total increase (decrease)	25,856,040

Net Assets:

Beginning of period	—

End of period	$25,856,040

*	Commencement of operations.

See Notes to Financial Statements.

22

PGIM AAA CLO Aggregate Duration ETF

Financial Highlights

	June 01, 2026(a) through
	August 31, 2026

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$50.00

Income (loss) from investment operations:

Net investment income (loss)	0.59

Net realized and unrealized gain (loss) on investment	(0.74)

Total from investment operations	(0.15)

Less Dividends and Distributions:

Dividends from net investment income	(0.60)

Net asset value, end of period	$49.25

Total Return(c):	(0.31)%

Ratios/Supplemental Data:

Net assets, end of period (000)	$25,856

Average net assets (000)	$26,066

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	0.01	%(e)

Expenses before waivers and/or expense reimbursement	0.19	%(e)

Net investment income (loss)	4.75	%(e)

Portfolio turnover rate(f)	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 23

PGIM Active Aggregate Bond ETF

Schedule of Investments

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 100.5%

ASSET-BACKED SECURITIES 6.8%

Automobiles 2.3%

AmeriCredit Automobile Receivables Trust, Series 2023-01, Class C	5.800%	12/18/28	100	$100,722
Series 2025-01, Class A2A, 144A	4.220	03/19/29	117	117,354

Avis Budget Rental Car Funding AESOP LLC, Series 2022-01A, Class A, 144A	3.830	08/21/28	100	99,398
Series 2023-03A, Class A, 144A	5.440	02/22/28	100	100,277

BOF VII AL Funding Trust I, Series 2023-CAR03, Class A2, 144A	6.291	07/26/32	33	32,986

Enterprise Fleet Financing LLC, Series 2023-02, Class A2, 144A	5.560	04/22/30	3	2,706

Ford Credit Auto Owner Trust,
Series 2023-02, Class A, 144A	5.280	02/15/36	100	101,075
Series 2026-01, Class A, 144A	4.320(cc)	08/15/38	300	292,302
Series 2026-02, Class A, 144A	4.860(cc)	02/15/39	200	199,191

OneMain Direct Auto Receivables Trust, Series 2023-01A, Class A, 144A	5.410	11/14/29	120	120,550
Series 2026-01A, Class A, 144A	4.490	12/14/33	400	394,644

Santander Drive Auto Receivables Trust, Series 2023-03, Class C	5.770	11/15/30	92	92,486
Series 2023-04, Class C	6.040	12/15/31	100	101,404
Series 2025-02, Class C	5.060	05/15/31	200	200,825

Toyota Auto Loan Extended Note Trust, Series 2025-01A, Class A, 144A	4.650	05/25/38	100	99,508
Series 2026-01A, Class A, 144A	4.580	04/25/39	200	197,788

Wheels Fleet Lease Funding LLC,
Series 2023-01A, Class A, 144A	5.800	04/18/38	9	8,613

				2,261,829

Collateralized Loan Obligations 1.9%

AGL CLO Ltd. (Cayman Islands), Series 2022-19A, Class A1R, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.034(c)	07/21/38	500	501,278
Series 2024-33A, Class A1, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.084(c)	07/21/37	250	250,083

Garnet CLO Ltd., Series 2025-03A, Class A1, 144A, 3 Month SOFR + 1.270% (Cap N/A, Floor 1.270%)	4.999(c)	10/20/38	850	852,085

Silver Rock CLO Ltd. (Cayman Islands), Series 2020-01A, Class A1RR, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.149(c)	10/20/37	250	250,220

				1,853,666

Consumer Loans 1.8%

Affirm Asset Securitization Trust, Series 2026-X01, Class A, 144A	4.270	04/15/31	76	75,684

Affirm Master Trust,
Series 2026-01A, Class A, 144A	4.370	02/15/34	200	198,603
Series 2026-02A, Class A, 144A	4.670	04/16/35	200	198,308
Series 2026-03A, Class A, 144A	4.780	08/15/34	200	199,513

GreenSky Home Improvement Issuer Trust, Series 2026-REV01, Class A, 144A	4.930	05/15/41	200	199,236

OneMain Financial Issuance Trust, Series 2020-02A, Class A, 144A	1.750	09/14/35	67	66,148
Series 2023-02A, Class A1, 144A	5.840	09/15/36	100	100,761

Reach ABS Trust,
Series 2026-02A, Class A, 144A	4.340	02/15/35	155	154,734

SoFi Consumer Loan Program Trust, Series 2026-01, Class A, 144A	4.060	12/26/35	112	111,842

See Notes to Financial Statements.

24

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Consumer Loans (cont’d.)

SoFi Consumer Loan Program Trust, (cont’d.)
Series 2026-02, Class A, 144A	4.270%	03/25/36	231	$230,488
Series 2026-C, Class A, 144A	4.610	07/25/35	300	300,045

				1,835,362

Equipment 0.8%

Capteris Equipment Finance LLC, Series 2026-01A, Class A2, 144A	4.440	09/20/33	272	270,176

DLLMT LLC,
Series 2026-01A, Class A3, 144A	4.200	12/20/29	200	198,311

Kubota Credit Owner Trust,
Series 2025-01A, Class A3, 144A	4.670	06/15/29	200	200,345

PEAC Solutions Receivables LLC, Series 2026-01A, Class A2, 144A	4.270	10/20/28	100	99,669

				768,501

Other 0.0%

GreenSky Home Improvement Issuer Trust, Series 2025-01A, Class A2, 144A	5.120	03/25/60	22	21,645

TOTAL ASSET-BACKED SECURITIES
(cost $6,758,126)				6,741,003

COMMERCIAL MORTGAGE-BACKED SECURITIES 2.9%

BANK5, Series 2025-05YR14, Class A3	5.646	04/15/58	310	314,527
Series 2026-05YR24, Class A3	5.832	08/15/31	200	205,049

Barclays Commercial Mortgage Securities Trust,
Series 2021-C12, Class A4	2.421	11/15/54	250	221,573

Benchmark Mortgage Trust,
Series 2020-B17, Class A4	2.042	03/15/53	500	452,221
Series 2025-V15, Class A3	5.805	06/15/58	320	326,351
Series 2026-V23, Class A3	5.853	08/28/59	200	204,965

CD Mortgage Trust,
Series 2019-CD08, Class A3	2.657	08/15/57	477	451,432

Morgan Stanley Capital I Trust, Series 2016-UB12, Class A3	3.337	12/15/49	23	22,885

Wells Fargo Commercial Mortgage Trust,
Series 2019-C52, Class A4	2.643	08/15/52	347	326,824
Series 2021-C59, Class A3	1.958	04/15/54	350	323,650

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $2,961,080)				2,849,477

CORPORATE BONDS 18.9%

Aerospace & Defense 0.3%

Boeing Co. (The),
Sr. Unsec’d. Notes	2.950	02/01/30	50	46,747
Sr. Unsec’d. Notes	3.600	05/01/34	125	110,521
Sr. Unsec’d. Notes	3.625	03/01/48	35	24,148
Sr. Unsec’d. Notes	3.900	05/01/49	25	17,871
Sr. Unsec’d. Notes	5.705	05/01/40	30	29,500
Sr. Unsec’d. Notes	5.930	05/01/60	70	65,452

				294,239

See Notes to Financial Statements.

PGIM Fixed Income ETFs 25

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture 0.3%

BAT Capital Corp. (United Kingdom), Gtd. Notes	3.557%	08/15/27	183	$181,504
Gtd. Notes	4.390	08/15/37	65	57,764

Philip Morris International, Inc.,
Sr. Unsec’d. Notes	4.000	10/29/30	105	101,449

				340,717

Auto Manufacturers 0.3%

Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	5.113	05/03/29	250	247,805

General Motors Co., Sr. Unsec’d. Notes	5.200	04/01/45	25	21,488

				269,293

Banks 4.8%

Banco Santander SA (Spain), Sr. Non-Preferred Notes	3.800	02/23/28	200	197,253

Bank of America Corp., Sr. Unsec’d. Notes	2.687(ff)	04/22/32	530	475,348
Sr. Unsec’d. Notes, MTN	2.496(ff)	02/13/31	375	344,919

Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	2.279(ff)	11/24/27	200	198,974

Citigroup, Inc.,
Sr. Unsec’d. Notes	2.666(ff)	01/29/31	210	193,979
Sr. Unsec’d. Notes	3.057(ff)	01/25/33	145	129,655

Fifth Third Bancorp, Sr. Unsec’d. Notes, 144A	5.982(ff)	01/30/30	295	301,301

First Horizon Corp.,
Sr. Unsec’d. Notes	5.514(ff)	03/07/31	25	25,013

Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	1.992(ff)	01/27/32	165	143,780
Sr. Unsec’d. Notes	2.615(ff)	04/22/32	85	75,526
Sr. Unsec’d. Notes	4.369(ff)	10/21/31	100	96,721
Sr. Unsec’d. Notes	5.016(ff)	10/23/35	375	359,991

JPMorgan Chase & Co., Sr. Unsec’d. Notes	1.953(ff)	02/04/32	195	170,470
Sr. Unsec’d. Notes	2.522(ff)	04/22/31	300	275,295
Sr. Unsec’d. Notes	2.580(ff)	04/22/32	167	149,131
Sr. Unsec’d. Notes	2.739(ff)	10/15/30	150	140,362
Sr. Unsec’d. Notes	4.810(ff)	10/22/36	35	33,175
Sr. Unsec’d. Notes	4.898(ff)	01/22/37	10	9,510

KeyCorp,
Sr. Unsec’d. Notes	6.401(ff)	03/06/35	155	161,223

Morgan Stanley,
Sr. Unsec’d. Notes	5.073(ff)	01/30/37	70	66,716
Sr. Unsec’d. Notes, GMTN	2.239(ff)	07/21/32	170	147,549
Sr. Unsec’d. Notes, GMTN	2.699(ff)	01/22/31	180	166,407
Sr. Unsec’d. Notes, MTN	1.794(ff)	02/13/32	185	159,628
Sr. Unsec’d. Notes, MTN	5.831(ff)	04/19/35	175	177,962

Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN	5.435(ff)	01/24/30	40	40,418
Sr. Unsec’d. Notes, MTN	5.867(ff)	06/08/34	50	50,884

Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	282	259,861

See Notes to Financial Statements.

26

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Wells Fargo & Co., (cont’d.) Sr. Unsec’d. Notes, MTN	3.350%(ff)	03/02/33	150	$136,108
Sr. Unsec’d. Notes, MTN	5.707(ff)	04/22/28	70	70,479

				4,757,638

Beverages 0.1%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	4.700	02/01/36	95	89,976

Biotechnology 0.1%

Amgen, Inc.,
Sr. Unsec’d. Notes	5.250	03/02/33	100	100,094

Building Materials 0.0%

Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes	5.625	08/15/36	30	29,996

Chemicals 0.3%

Nutrien Ltd. (Canada), Sr. Unsec’d. Notes	4.900	03/27/28	145	145,330
Sr. Unsec’d. Notes	4.900	06/01/43	81	70,674
Sr. Unsec’d. Notes	5.200	06/21/27	55	55,296

				271,300

Commercial Services 0.6%

California Institute of Technology,
Sr. Unsec’d. Notes	3.650	09/01/2119	20	12,169

ERAC USA Finance LLC, Gtd. Notes, 144A	3.300	12/01/26	65	64,814

Global Payments, Inc., Sr. Unsec’d. Notes	4.500	11/15/28	165	162,734
Sr. Unsec’d. Notes	4.875	11/15/30	100	97,318

Johns Hopkins University (The), Unsec’d. Notes, Series A	4.705	07/01/32	20	19,733

Massachusetts Institute of Technology,
Sr. Unsec’d. Notes, Series F	2.989	07/01/50	10	6,433
Unsec’d. Notes	4.678	07/01/2114	30	23,490

President & Fellows of Harvard College,
Unsec’d. Notes	2.517	10/15/50	35	20,377
Unsec’d. Notes	3.150	07/15/46	35	24,553

Quanta Services, Inc., Sr. Unsec’d. Notes	4.750	08/09/27	20	20,051

RELX Capital, Inc. (United Kingdom), Gtd. Notes	5.250	03/27/35	15	14,742

Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes	3.610	02/15/2119	25	15,029

University of Southern California,
Sr. Unsec’d. Notes	4.976	10/01/53	17	14,980
Unsec’d. Notes, Series 2017	3.841	10/01/47	10	7,761

Washington University (The), Sr. Unsec’d. Notes, Series 2022	3.524	04/15/54	80	55,455

Yale University, Unsec’d. Notes, Series 2020	2.402	04/15/50	20	11,414

				571,053

See Notes to Financial Statements.

PGIM Fixed Income ETFs 27

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services 0.2%

Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes	2.750%	10/15/32	60	$50,792
Sr. Unsec’d. Notes	5.875	07/21/28	75	76,286

Synchrony Financial,
Sr. Unsec’d. Notes	4.947(ff)	02/25/32	65	62,953

				190,031

Electric 2.5%

AEP Texas, Inc.,
Sr. Unsec’d. Notes	5.700	05/15/34	25	25,250

Ameren Illinois Co., First Mortgage	4.950	06/01/33	120	118,050

Arizona Public Service Co., Sr. Unsec’d. Notes	3.500	12/01/49	45	30,085
Sr. Unsec’d. Notes	6.350	12/15/32	85	89,164

Comision Federal de Electricidad (Mexico), Gtd. Notes, 144A	4.688	05/15/29	300	294,788

Constellation Energy Generation LLC, Sr. Unsec’d. Notes	3.900	01/08/28	55	54,450

Dominion Energy South Carolina, Inc.,
First Mortgage	4.600	06/15/43	82	70,312

DTE Electric Co., General Ref. Mortgage	4.250	05/14/27	5	4,996

Duke Energy Carolinas LLC, First Mortgage	5.150	06/15/36	120	116,981
Sr. Unsec’d. Notes	6.100	06/01/37	36	37,306

Duke Energy Florida LLC, First Mortgage	5.875	11/15/33	95	98,348

Duke Energy Indiana LLC,
First Mortgage, Series YYY	3.250	10/01/49	90	58,497

Entergy Louisiana LLC, Collateral Trust Bond	5.500	09/15/36	230	227,838

Florida Power & Light Co., First Mortgage	4.050	06/01/42	95	77,513
First Mortgage	5.600	02/15/66	10	9,109

MidAmerican Energy Co.,
First Mortgage	4.250	07/15/49	54	42,065

Mississippi Power Co., Sr. Unsec’d. Notes, Series 12-A	4.250	03/15/42	73	59,890

Ohio Edison Co., Sr. Unsec’d. Notes	6.875	07/15/36	145	158,525

Ohio Power Co.,
Sr. Unsec’d. Notes	4.150	04/01/48	45	33,917

Pacific Gas & Electric Co., First Mortgage	4.000	12/01/46	110	79,517
First Mortgage	4.500	07/01/40	90	74,700
First Mortgage	4.750	02/15/44	50	41,064

PECO Energy Co., First Mortgage	2.800	06/15/50	97	57,579

PPL Electric Utilities Corp.,
First Mortgage	3.000	10/01/49	58	36,454
First Mortgage	5.250	05/15/53	15	13,389

Public Service Co. of Colorado,
First Mortgage	5.050	06/15/36	45	43,248
First Mortgage	5.350	05/15/34	200	198,926

Puget Energy, Inc., Sr. Sec’d. Notes	4.100	06/15/30	75	71,925

See Notes to Financial Statements.

28

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

San Diego Gas & Electric Co.,
First Mortgage	4.150%	05/15/48	85	$64,685
Sempra,
Sr. Unsec’d. Notes	4.000	02/01/48	15	10,869
Southern California Edison Co.,
First Ref. Mortgage	4.000	04/01/47	105	74,645
Tampa Electric Co.,
Sr. Unsec’d. Notes	5.150	03/01/35	75	73,492
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes	5.050	08/15/34	5	4,878

				2,452,455

Engineering & Construction 0.2%

Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	4.250	10/31/26	200	199,736

Foods 0.4%

JBS NV/JBS USA Foods Group Holdings, Inc./JBS USA Food Co. Holdings,
Sr. Unsec’d. Notes	3.000	02/02/29	155	148,219
Sr. Unsec’d. Notes, 144A	5.625	03/10/37	65	63,196
Mars, Inc.,
Gtd. Notes, 144A	3.600	04/01/34	185	164,585

				376,000

Gas 0.2%

CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes	1.750	10/01/30	125	110,295
Sr. Unsec’d. Notes	5.250	03/01/28	65	65,574
Southern California Gas Co.,
First Mortgage	3.750	09/15/42	30	23,005

				198,874

Healthcare-Services 0.9%

Ascension Health,
Sr. Unsec’d. Notes, Series B	2.532	11/15/29	35	32,617
Cigna Group (The),
Sr. Unsec’d. Notes	2.375	03/15/31	118	105,330
Sr. Unsec’d. Notes	2.400	03/15/30	15	13,775
CommonSpirit Health,
Sr. Sec’d. Notes	5.205	12/01/31	35	34,920
Elevance Health, Inc.,
Sr. Unsec’d. Notes	4.625	05/15/42	70	59,978
Kaiser Foundation Hospitals,
Unsec’d. Notes, Series 2021	2.810	06/01/41	70	49,899
Unsec’d. Notes, Series 2021	3.002	06/01/51	10	6,205
Memorial Sloan-Kettering Cancer Center,
Unsec’d. Notes, Series 2020	2.955	01/01/50	15	9,452
Methodist Hospital (The),
Unsec’d. Notes, Series 20A	2.705	12/01/50	10	5,864
New York & Presbyterian Hospital (The),
Unsec’d. Notes	4.024	08/01/45	20	15,958
Northwestern Memorial Healthcare Obligated Group,
Unsec’d. Notes, Series 2021	2.633	07/15/51	20	11,789
OhioHealth Corp.,
Sec’d. Notes	2.297	11/15/31	30	26,376

See Notes to Financial Statements.

PGIM Fixed Income ETFs 29

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Orlando Health Obligated Group,
Sr. Unsec’d. Notes	5.475%	10/01/35	75	$75,177
Piedmont Healthcare, Inc.,
Sec’d. Notes, Series 2042	2.719	01/01/42	15	10,308
Sentara Health,
Sr. Unsec’d. Notes, Series 2021	2.927	11/01/51	65	39,651
Stanford Health Care,
Unsec’d. Notes	3.027	08/15/51	35	21,798
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	2.300	05/15/31	45	39,919
Sr. Unsec’d. Notes	3.950	10/15/42	145	115,762
Sr. Unsec’d. Notes	4.500	04/15/33	130	124,814
Sr. Unsec’d. Notes	4.800	01/15/30	40	39,947
UPMC,
Sec’d. Notes	5.035	05/15/33	25	24,677

				864,216

Insurance 0.4%

Arthur J Gallagher & Co.,
Sr. Unsec’d. Notes	4.850	12/15/29	10	9,979
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes	4.868	06/01/44	90	76,705
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes	6.000	12/07/33	225	230,288
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	3.951	10/15/50	108	77,066
Lincoln National Corp.,
Sr. Unsec’d. Notes	3.050	01/15/30	7	6,553
W.R. Berkley Corp.,
Sr. Unsec’d. Notes	4.000	05/12/50	68	49,667

				450,258

Internet 0.3%

Airbnb, Inc.,
Sr. Unsec’d. Notes	5.250	03/16/36	15	14,660
Alphabet, Inc.,
Sr. Unsec’d. Notes	5.750	02/15/66	50	44,855
Amazon.com, Inc.,
Sr. Unsec’d. Notes	4.550	03/13/33	35	33,713
Sr. Unsec’d. Notes	4.875	03/13/36	13	12,362
Beignet Investor LLC,
Sr. Sec’d. Notes, 144A	6.581	05/30/49	75	71,896
Meta Platforms, Inc.,
Sr. Unsec’d. Notes	4.600	11/15/32	5	4,800
Sr. Unsec’d. Notes	4.875	05/15/33	40	38,664
Sr. Unsec’d. Notes	6.200	05/15/46	40	37,560
Sr. Unsec’d. Notes	6.450	05/15/66	20	18,299

				276,809

Leisure Time 0.1%

Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes, 144A	6.250	03/15/32	60	60,853

Lodging 0.1%

Hyatt Hotels Corp.,
Sr. Unsec’d. Notes	5.750	04/23/30	125	127,234

See Notes to Financial Statements.

30

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Machinery-Diversified 0.1%
Flowserve Corp.,
Sr. Unsec’d. Notes	2.800%	01/15/32	5	$4,391
IDEX Corp.,
Sr. Unsec’d. Notes	4.950	09/01/29	70	69,911

				74,302

Media 0.4%

Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	6.650	02/01/34	250	251,636
Cox Communications, Inc.,
Gtd. Notes, 144A	5.450	09/01/34	75	68,995
Space Exploration Technologies Corp.,
Sr. Unsec’d. Notes, 144A	5.350	07/15/31	100	97,750

				418,381

Mining 0.2%

Freeport-McMoRan, Inc.,
Gtd. Notes	4.125	03/01/28	175	173,224

Miscellaneous Manufacturing 0.1%

DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes	5.319	11/15/38	8	7,704
Textron, Inc.,
Sr. Unsec’d. Notes	3.375	03/01/28	114	111,653

				119,357

Oil & Gas 0.6%

Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes	3.850	06/01/27	75	74,629
Sr. Unsec’d. Notes	5.000	12/15/29	50	50,100
Sr. Unsec’d. Notes	6.450	06/30/33	80	84,933
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	3.750	02/15/52	15	10,323
Sr. Unsec’d. Notes	5.400	06/15/47	94	84,889
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.600	07/15/41	31	29,722
Diamondback Energy, Inc.,
Gtd. Notes	5.400	04/18/34	98	97,852
Gtd. Notes	5.550	04/01/35	95	95,516
Gtd. Notes	6.250	03/15/33	10	10,495
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes	8.625	01/19/29	35	37,115

				575,574

Packaging & Containers 0.0%

AptarGroup, Inc.,
Sr. Unsec’d. Notes	4.750	03/30/31	50	49,050

Pharmaceuticals 0.5%
AbbVie, Inc.,
Sr. Unsec’d. Notes	4.625	10/01/42	80	69,961
Cencora, Inc.,
Sr. Unsec’d. Notes	4.900	02/13/36	70	66,783
CVS Health Corp.,
Sr. Unsec’d. Notes	1.750	08/21/30	10	8,810

See Notes to Financial Statements.

PGIM Fixed Income ETFs 31

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

CVS Health Corp., (cont’d.)
Sr. Unsec’d. Notes	5.125%	07/20/45	52	$45,153
Sr. Unsec’d. Notes	5.450	09/15/35	35	34,548
Eli Lilly & Co.,
Sr. Unsec’d. Notes	4.600	08/14/34	72	69,572
Merck & Co., Inc.,
Sr. Unsec’d. Notes	2.750	12/10/51	75	43,668
Viatris, Inc.,
Gtd. Notes	3.850	06/22/40	128	98,068
Zoetis, Inc.,
Sr. Unsec’d. Notes	5.600	11/16/32	65	66,307

				502,870

Pipelines 1.3%

Energy Transfer LP,
Sr. Unsec’d. Notes	6.250	04/15/49	119	115,210
Enterprise Products Operating LLC,
Gtd. Notes	4.850	03/15/44	20	17,610
Green Palm Bidco Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A, MTN	6.462	06/30/46	200	195,234
Kinder Morgan, Inc.,
Gtd. Notes	3.250	08/01/50	22	13,877
MPLX LP,
Sr. Unsec’d. Notes	4.500	04/15/38	63	55,739
Sr. Unsec’d. Notes	5.000	01/15/33	65	63,578
Sr. Unsec’d. Notes	5.500	02/15/49	67	59,641
ONEOK Partners LP,
Gtd. Notes	6.125	02/01/41	85	85,265
Targa Resources Corp.,
Gtd. Notes	4.200	02/01/33	230	215,034
Gtd. Notes	6.125	03/15/33	65	67,371
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	3.250	05/15/30	111	104,724
Sr. Unsec’d. Notes	3.950	05/15/50	56	40,945
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	3.500	11/15/30	195	183,001
Sr. Unsec’d. Notes	4.800	11/15/29	35	34,919

				1,252,148

Real Estate 0.2%

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A	2.500	10/15/31	210	183,645

Real Estate Investment Trusts (REITs) 1.7%

Alexandria Real Estate Equities, Inc.,
Gtd. Notes	1.875	02/01/33	390	312,609
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	2.250	04/01/28	135	129,766
Sr. Unsec’d. Notes	2.500	08/16/31	100	88,121
Sr. Unsec’d. Notes	5.750	02/15/35	5	5,050
Broadstone Net Lease LLC,
Gtd. Notes	5.000	11/01/32	155	151,291
COPT Defense Properties LP,
Gtd. Notes	4.500	10/15/30	45	43,864
CubeSmart LP,
Gtd. Notes	2.250	12/15/28	10	9,446

See Notes to Financial Statements.

32

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.250%	01/15/32	5	$4,414
Gtd. Notes	5.750	06/01/28	105	105,923
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series I	3.500	09/15/30	150	140,409
Sr. Unsec’d. Notes, Series J	2.900	12/15/31	5	4,416
Kimco Realty OP LLC,
Gtd. Notes	1.900	03/01/28	155	148,930
Gtd. Notes	3.200	04/01/32	120	108,810
Realty Income Corp.,
Sr. Unsec’d. Notes	2.200	06/15/28	145	138,889
Sr. Unsec’d. Notes	2.700	02/15/32	78	68,766
Sr. Unsec’d. Notes	3.100	12/15/29	29	27,454
Sr. Unsec’d. Notes	3.250	01/15/31	25	23,263
Sun Communities Operating LP,
Gtd. Notes	2.700	07/15/31	190	168,804
VICI Properties LP,
Sr. Unsec’d. Notes	4.750	04/01/28	15	14,958
Sr. Unsec’d. Notes	4.950	02/15/30	35	34,528

				1,729,711

Retail 0.1%

AutoNation, Inc.,
Gtd. Notes	3.800	11/15/27	70	69,160
Ferguson Enterprises, Inc.,
Gtd. Notes	5.000	10/03/34	20	19,374

				88,534

Semiconductors 0.2%

Broadcom, Inc.,
Sr. Unsec’d. Notes	3.419	04/15/33	165	144,732
Intel Corp.,
Sr. Unsec’d. Notes	5.050	08/05/62	20	15,628

				160,360

Software 0.6%

Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	4.450	03/10/28	180	179,002
Sr. Unsec’d. Notes	4.550	03/10/29	165	163,140
Oracle Corp.,
Sr. Unsec’d. Notes	3.600	04/01/40	15	10,391
Sr. Unsec’d. Notes	3.600	04/01/50	30	17,362
Sr. Unsec’d. Notes	5.700	02/04/36	110	101,708
Sr. Unsec’d. Notes	6.850	02/04/66	5	4,385
Sr. Unsec’d. Notes	6.900	11/09/52	20	18,053
Salesforce, Inc.,
Sr. Unsec’d. Notes	6.550	03/15/56	60	58,475
ServiceNow, Inc.,
Sr. Unsec’d. Notes	5.050	05/15/33	15	14,737
Sr. Unsec’d. Notes	5.400	05/15/36	20	19,623
Workday, Inc.,
Sr. Unsec’d. Notes	3.700	04/01/29	25	24,219

				611,095

See Notes to Financial Statements.

PGIM Fixed Income ETFs 33

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications 0.7%

AT&T, Inc.,
Sr. Unsec’d. Notes	3.650%	09/15/59	165	$99,435
Sr. Unsec’d. Notes	6.000	04/30/56	125	114,031
Beacon Point DC LLC,
Sr. Sec’d. Notes, 144A	6.129	11/30/42	25	23,699
HUT8 DC LLC,
Sr. Sec’d. Notes, 144A	6.192	11/15/42	40	38,848
QTS Central Issuer LLC/ QTS TRS Central Issuer LLC,
Sr. Sec’d. Notes, 144A	6.625	09/01/31	35	34,497
Sopaipilla Investor LLC,
Sr. Sec’d. Notes, 144A	7.534	11/30/48	240	245,611
T-Mobile USA, Inc.,
Gtd. Notes	3.000	02/15/41	65	45,951
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	4.812	03/15/39	20	17,992
Sr. Unsec’d. Notes	5.401	07/02/37	51	49,299

				669,363

Transportation 0.1%

Fedex Freight Holding Co., Inc.,
Gtd. Notes, 144A	4.300	03/15/29	35	34,330
Gtd. Notes, 144A	4.650	03/15/31	60	58,330

				92,660

TOTAL CORPORATE BONDS
(cost $19,549,256)				18,621,046

MUNICIPAL BONDS 0.2%

California 0.1%

Regents of the University of California Medical Center Pooled Revenue,
Taxable, Revenue Bonds, Series Q	4.563	05/15/53	10	8,212
University of California,
Taxable, Revenue Bonds, Series AQ	4.767	05/15/2115	75	57,827

				66,039

Michigan 0.1%

Michigan State University,
Taxable, Revenue Bonds, Series A	4.165	08/15/2122	25	17,059
University of Michigan,
Taxable, Revenue Bonds, Sustainability Bond, Series B	3.504	04/01/52	35	24,693

				41,752

New Jersey 0.0%

New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F	7.414	01/01/40	10	11,436

New York 0.0%

Port Authority of New York & New Jersey,
Consolidated, Taxable, Revenue Bonds, Series 174	4.458	10/01/62	10	7,959

Ohio 0.0%

Ohio State University (The),
Taxable, Revenue Bonds, Series A	4.800	06/01/2111	10	7,868

See Notes to Financial Statements.

34

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Pennsylvania 0.0%

Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B	5.511%	12/01/45	10	$9,692

Texas 0.0%

Dallas Fort Worth International Airport,
Taxable, Revenue Bonds, Series A	4.087	11/01/51	20	15,743

Virginia 0.0%

University of Virginia,
Taxable, Revenue Bonds, Series B	2.584	11/01/51	25	14,723

TOTAL MUNICIPAL BONDS
(cost $223,065)				175,212

RESIDENTIAL MORTGAGE-BACKED SECURITIES 0.1%

Fannie Mae REMIC,
Series 2026-08, Class BS, IO30 Day Average SOFR x (1) + 4.300% (Cap 4.300%, Floor 0.000%)	0.657(c)	02/25/56	1,070	15,496
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2022-DNA03, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 0.000%)	6.543(c)	04/25/42	30	30,342
MFA Trust,
Series 2021-RPL01, Class A1, 144A	1.131(cc)	07/25/60	34	30,743

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $84,038)				76,581

SOVEREIGN BONDS 1.1%

Israel Government International Bond (Israel),
Sr. Unsec’d. Notes, Series 05Y	5.375	02/19/30	200	201,786
Kuwait International Government Bond (Kuwait),
Sr. Unsec’d. Notes, 144A	5.039	07/29/29	245	245,473
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes, MTN	6.050	01/11/40	50	47,329
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes, 144A	5.125	07/14/36	200	195,388
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A	5.750	09/16/30	180	179,932
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes, 144A	5.500	05/06/36	200	191,100

TOTAL SOVEREIGN BONDS
(cost $1,078,482)				1,061,008

U.S. GOVERNMENT AGENCY OBLIGATIONS 25.0%

Federal Home Loan Mortgage Corp.	1.500	04/01/51	350	261,008
Federal Home Loan Mortgage Corp.	2.000	12/01/36	275	248,376
Federal Home Loan Mortgage Corp.	2.000	02/01/51	719	569,916
Federal Home Loan Mortgage Corp.	2.000	05/01/51	888	699,960
Federal Home Loan Mortgage Corp.	2.000	07/01/51	390	306,787
Federal Home Loan Mortgage Corp.	2.000	08/01/51	358	281,086
Federal Home Loan Mortgage Corp.	2.500	04/01/51	1,089	894,242
Federal Home Loan Mortgage Corp.	2.500	04/01/52	1,075	890,844
Federal Home Loan Mortgage Corp.	3.000	08/01/49	1,310	1,129,821
Federal Home Loan Mortgage Corp.	3.000	03/01/50	101	86,597
Federal Home Loan Mortgage Corp.	3.000	08/01/52	356	308,835
Federal Home Loan Mortgage Corp.	3.500	05/01/48	36	32,508
Federal Home Loan Mortgage Corp.	3.500	07/01/49	43	38,465
Federal Home Loan Mortgage Corp.	3.500	10/01/49	20	17,622
Federal Home Loan Mortgage Corp.	3.500	01/01/50	50	44,626
Federal Home Loan Mortgage Corp.	3.500	01/01/50	292	262,786
Federal Home Loan Mortgage Corp.	3.500	01/01/52	173	153,623

See Notes to Financial Statements.

PGIM Fixed Income ETFs 35

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)

Federal Home Loan Mortgage Corp.	3.500%	05/01/52	76	$67,260
Federal Home Loan Mortgage Corp.	3.500	06/01/52	74	65,417
Federal Home Loan Mortgage Corp.	3.500	08/01/52	100	88,477
Federal Home Loan Mortgage Corp.	3.500	01/01/53	105	92,923
Federal Home Loan Mortgage Corp.	4.000	11/01/39	107	101,869
Federal Home Loan Mortgage Corp.	4.000	12/01/40	77	73,429
Federal Home Loan Mortgage Corp.	4.000	05/01/52	98	89,738
Federal Home Loan Mortgage Corp.	4.000	12/01/52	770	712,727
Federal Home Loan Mortgage Corp.	4.500	09/01/52	736	695,988
Federal Home Loan Mortgage Corp.	4.500	02/01/53	1,107	1,045,645
Federal Home Loan Mortgage Corp.	4.500	06/01/53	263	248,657
Federal Home Loan Mortgage Corp.	5.000	09/01/52	896	873,427
Federal Home Loan Mortgage Corp.	5.000	01/01/53	496	481,794
Federal Home Loan Mortgage Corp.	5.000	02/01/53	501	487,469
Federal National Mortgage Assoc.	1.500	09/01/36	285	252,199
Federal National Mortgage Assoc.	1.500	01/01/37	297	263,156
Federal National Mortgage Assoc.	1.500	12/01/50	281	210,394
Federal National Mortgage Assoc.	2.000	07/01/40	177	152,247
Federal National Mortgage Assoc.	2.000	04/01/42	496	423,182
Federal National Mortgage Assoc.	2.000	01/01/51	23	18,125
Federal National Mortgage Assoc.	2.000	05/01/51	579	457,059
Federal National Mortgage Assoc.	2.500	05/01/52	351	292,990
Federal National Mortgage Assoc.	3.000	11/01/46	164	146,467
Federal National Mortgage Assoc.	3.000	01/01/47	245	219,481
Federal National Mortgage Assoc.	3.000	07/01/50	685	588,588
Federal National Mortgage Assoc.	3.000	03/01/52	324	282,273
Federal National Mortgage Assoc.	3.000	05/01/52	301	261,978
Federal National Mortgage Assoc.	3.500	12/01/47	29	25,660
Federal National Mortgage Assoc.	3.500	01/01/48	96	86,184
Federal National Mortgage Assoc.	3.500	02/01/48	44	39,744
Federal National Mortgage Assoc.	3.500	02/01/52	367	327,143
Federal National Mortgage Assoc.	3.500	03/01/52	200	180,523
Federal National Mortgage Assoc.	3.500	04/01/52	440	391,045
Federal National Mortgage Assoc.	4.000	02/01/41	87	83,104
Federal National Mortgage Assoc.	4.000	02/01/45	82	78,089
Federal National Mortgage Assoc.	4.000	10/01/52	228	210,113
Federal National Mortgage Assoc.	4.500	02/01/49	20	19,093
Federal National Mortgage Assoc.	4.500	05/01/52	220	208,074
Federal National Mortgage Assoc.	4.500	06/01/52	168	159,345
Federal National Mortgage Assoc.	5.000	07/01/52	352	343,623
Federal National Mortgage Assoc.	5.000	03/01/53	722	701,512
Federal National Mortgage Assoc.	6.000	TBA	1,000	1,009,305
Federal National Mortgage Assoc.	6.000	09/01/53	242	245,969
Federal National Mortgage Assoc.	6.000	11/01/55	788	797,054
Government National Mortgage Assoc.	2.000	03/20/51	309	247,619
Government National Mortgage Assoc.	3.500	08/20/48	270	241,748
Government National Mortgage Assoc.	3.500	09/20/51	282	251,743
Government National Mortgage Assoc.	3.500	04/20/52	349	309,836
Government National Mortgage Assoc.	4.000	03/20/52	192	176,325
Government National Mortgage Assoc.	4.000	08/20/52	410	377,202
Government National Mortgage Assoc.	4.000	10/20/52	727	668,457
Government National Mortgage Assoc.	4.500	05/20/52	702	663,562
Government National Mortgage Assoc.	5.000	12/20/54	184	178,814
Government National Mortgage Assoc.	5.500	09/20/55	1,392	1,383,531
Government National Mortgage Assoc.	6.000	10/20/54	50	50,609
Government National Mortgage Assoc.	6.500	04/20/53	50	51,734
Government National Mortgage Assoc.	7.000	03/20/55	159	163,795
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.250	02/01/55	45	42,400

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $25,584,979)				24,633,016

See Notes to Financial Statements.

36

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS 37.1%
U.S. Treasury Bonds	1.625%	11/15/50	1,310	$652,339
U.S. Treasury Bonds	1.875	02/15/51	940	497,759
U.S. Treasury Bonds	1.875	11/15/51	1,935	1,012,247
U.S. Treasury Bonds	2.000	11/15/41	2,560	1,718,800
U.S. Treasury Bonds	3.000	02/15/49	1,840	1,285,412
U.S. Treasury Bonds	3.250	05/15/42	1,325	1,056,480
U.S. Treasury Bonds	4.000	11/15/52	135	110,384
U.S. Treasury Bonds	4.625	11/15/45	330	305,508
U.S. Treasury Bonds	4.750	11/15/53	1,027	949,654
U.S. Treasury Bonds	4.750	02/15/56	160	148,175
U.S. Treasury Bonds	5.000	05/15/46	1,155	1,121,072
U.S. Treasury Bonds	5.000	05/15/56	740	713,406
U.S. Treasury Notes	1.250	08/15/31	1,360	1,164,925
U.S. Treasury Notes	2.750	08/15/32	155	140,481
U.S. Treasury Notes	3.125	08/31/29	6,075	5,858,578
U.S. Treasury Notes	3.500	01/31/28	1,400	1,384,687
U.S. Treasury Notes	3.500	12/15/28	2,950	2,894,687
U.S. Treasury Notes	3.500	01/15/29	1,284	1,258,822
U.S. Treasury Notes	3.875	03/31/28	1,430	1,420,448
U.S. Treasury Notes	3.875	07/31/30	185	181,155
U.S. Treasury Notes	3.875	03/31/31	1,145	1,116,375
U.S. Treasury Notes	3.875	09/30/32	505	486,694
U.S. Treasury Notes	3.875	12/31/32	875	841,436
U.S. Treasury Notes	4.000	01/31/33	610	590,318
U.S. Treasury Notes	4.000	11/15/35	1,050	993,891
U.S. Treasury Notes	4.125	06/30/31	1,165	1,146,615
U.S. Treasury Notes	4.125	04/30/33	1,105	1,075,303
U.S. Treasury Notes	4.250	03/31/33	555	544,377
U.S. Treasury Notes	4.250	06/30/33	2,195	2,149,900
U.S. Treasury Notes	4.375	05/15/36	1,385	1,346,047
U.S. Treasury Notes	4.500	12/31/31	897	895,719
U.S. Treasury Strips Coupon	2.526(s)	02/15/46	270	93,674
U.S. Treasury Strips Coupon(k)	4.499(s)	08/15/44	1,890	715,851
U.S. Treasury Strips Coupon	5.279(s)	02/15/45	1,650	607,630

TOTAL U.S. TREASURY OBLIGATIONS
(cost $37,338,002)				36,478,849

			Shares

AFFILIATED EXCHANGE-TRADED FUNDS 8.4%
Fixed Income
PGIM AAA CLO ETF			114,000	5,849,340
PGIM Corporate Bond 0-5 Year ETF			25,000	1,240,832
PGIM Corporate Bond 5-10 Year ETF			25,000	1,223,033

TOTAL AFFILIATED EXCHANGE-TRADED FUNDS
(cost $8,336,774)(wa)				8,313,205

TOTAL LONG-TERM INVESTMENTS
(cost $101,913,802)				98,949,397

SHORT-TERM INVESTMENTS 2.1%

AFFILIATED MUTUAL FUND 2.1%

PGIM Core Government Money Market Fund (7-day effective yield 3.780%)
(cost $2,042,453)(wa)			2,042,453	2,042,453

See Notes to Financial Statements.

PGIM Fixed Income ETFs 37

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Value

OPTIONS PURCHASED*~ 0.0%
(cost $1,867)	$4,999

TOTAL SHORT-TERM INVESTMENTS
(cost $2,044,320)	2,047,452

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 102.6%
(cost $103,958,122)	100,996,849

OPTIONS WRITTEN*~ (0.0)%
(premiums received $1,857)	(6,021)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 102.6%
(cost $103,956,265)	100,990,828
Liabilities in excess of other assets(z) (2.6)%	(2,591,557)

NET ASSETS 100.0%	$98,399,271

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2026.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2026. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contract:

U.S. Government Agency Obligation	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.
(proceeds receivable $724,424)	5.000%	TBA	10/13/26	$(750)	$(722,535)

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
1-Year Interest Rate Swap, 03/23/28	Put	JPM	03/19/27	3.82%	1 Day SOFR(T)/3.680%	3.82%(T)	215	$1,214
1-Year Interest Rate Swap, 03/23/28	Put	JPM	03/19/27	11.07%	1 Day SOFR(T)/3.680%	11.07%(T)	215	—
2-Year Interest Rate Swap, 11/06/28	Put	BNP	11/04/26	3.21%	1 Day SOFR(A)/3.680%	3.21%(A)	190	3,769
2-Year Interest Rate Swap, 11/06/28	Put	BNP	11/04/26	8.19%	1 Day SOFR(A)/3.680%	8.19%(A)	190	—
CDX.NA.IG.46.V1, 06/20/31	Put	DB	09/16/26	0.55%	CDX.NA.IG.46.V1(Q)	1.00%(Q)	60	9
CDX.NA.IG.46.V1, 06/20/31	Put	JPM	09/16/26	0.60%	CDX.NA.IG.46.V1(Q)	1.00%(Q)	150	7

Total Options Purchased (cost $1,867)								$4,999

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.46.V1, 06/20/31	Call	DB	09/16/26	0.48%	CDX.NA.IG.46.V1(Q)	1.00%(Q)	60	$(7)
1-Year Interest Rate Swap, 03/23/28	Put	JPM	03/19/27	4.27%	4.27%(T)	1 Day SOFR(T)/ 3.680%	430	(1,199)
2-Year Interest Rate Swap, 11/06/28	Put	BNP	11/04/26	3.49%	3.49%(A)	1 Day SOFR(A)/ 3.680%	190	(2,749)
2-Year Interest Rate Swap, 11/06/28	Put	BNP	11/04/26	3.69%	3.69%(A)	1 Day SOFR(A)/ 3.680%	190	(2,061)

See Notes to Financial Statements.

38

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.46.V1, 06/20/31	Put	DB	09/16/26	0.68%	1.00%(Q)	CDX.NA.IG.46.V1(Q)	120	$(2)
CDX.NA.IG.46.V1, 06/20/31	Put	JPM	09/16/26	0.70%	1.00%(Q)	CDX.NA.IG.46.V1(Q)	300	(3)

Total Options Written (premiums received $1,857)								$(6,021)

Futures contracts outstanding at August 31, 2026:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
21	2 Year U.S. Treasury Notes	Dec. 2026	$4,309,922	$(6,213)
23	5 Year U.S. Treasury Notes	Dec. 2026	2,431,172	(7,712)
2	10 Year U.S. Treasury Notes	Dec. 2026	215,313	(222)
19	10 Year U.S. Ultra Treasury Notes	Dec. 2026	2,079,016	(12,525)
1	30 Year U.S. Ultra Treasury Bonds	Dec. 2026	110,031	(68)

				(26,740)

Short Positions:
2	20 Year U.S. Treasury Bonds	Dec. 2026	217,250	(769)
3	30 Year UMBS TBA – 3.0% Coupon	Oct. 2026	255,398	489

				(280)

				$(27,020)

Credit default swap agreements outstanding at August 31, 2026:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Buy Protection(1):
Republic of France	12/20/30	0.250%(Q)	75	$(335)	$(193)	$(142)	BARC

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2026(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Republic of France	12/20/26	0.250%(Q)	178	0.074%	$183	$ 83	$100	BARC
Republic of France	12/20/30	0.250%(Q)	75	0.300%	(112)	(397)	285	BARC

					$ 71	$(314)	$385

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2026(4)	Value at Trade Date	Value at August 31, 2026	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.IG.46.V1	06/20/31	1.000%(Q)	11,775	0.503%	$251,896	$275,041	$23,145

See Notes to Financial Statements.

PGIM Fixed Income ETFs 39

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Credit default swap agreements outstanding at August 31, 2026 (continued):

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreement outstanding at August 31, 2026:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2026	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreement:
630	06/11/27	3.058%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$—	$(3,717)	$(3,717)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at August 31, 2026:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2026	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
2,005	05/13/27	4.497%(A)	1 Day SOFR(2)(A)/ 3.680%	$173	$10,952	$10,779
175	07/08/28	4.000%(A)	1 Day SOFR(2)(A)/ 3.680%	112	(572)	(684)
1,250	05/13/29	4.253%(A)	1 Day SOFR(1)(A)/ 3.680%	(984)	(3,369)	(2,385)
70	06/01/31	3.886%(A)	1 Day SOFR(2)(A)/ 3.680%	—	(1,007)	(1,007)
35	08/13/31	3.685%(A)	1 Day SOFR(2)(A)/ 3.680%	—	(857)	(857)
35	08/13/31	3.885%(A)	1 Day SOFR(1)(A)/ 3.680%	—	543	543
70	05/11/54	1.350%(A)	1 Day SOFR(1)(A)/ 3.680%	29,433	36,005	6,572
95	06/01/56	4.132%(A)	1 Day SOFR(1)(A)/ 3.680%	—	848	848
95	06/04/56	4.127%(A)	1 Day SOFR(1)(A)/ 3.680%	(79)	863	942

				$28,655	$43,406	$14,751

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

40

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$83	$(590)	$385	$(142)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$—	$323,080
JPS	—	190,894

Total	$—	$513,974

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$2,261,829	$—
Collateralized Loan Obligations	—	1,853,666	—
Consumer Loans	—	1,835,362	—
Equipment	—	768,501	—
Other	—	21,645	—
Commercial Mortgage-Backed Securities	—	2,849,477	—
Corporate Bonds	—	18,621,046	—
Municipal Bonds	—	175,212	—
Residential Mortgage-Backed Securities	—	76,581	—
Sovereign Bonds	—	1,061,008	—
U.S. Government Agency Obligations	—	24,633,016	—
U.S. Treasury Obligations	—	36,478,849	—
Affiliated Exchange-Traded Funds
Fixed Income	8,313,205	—	—
Short-Term Investments
Affiliated Mutual Fund	2,042,453	—	—
Options Purchased	—	4,999	—

Total	$10,355,658	$90,641,191	$—

Liabilities
Options Written	$—	$(6,021)	$—

Other Financial Instruments*
Assets
Futures Contracts	$489	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	23,145	—
OTC Credit Default Swap Agreement	—	183	—
Centrally Cleared Interest Rate Swap Agreements	—	19,684	—

Total	$489	$43,012	$—

Liabilities
Forward Commitment Contract	$—	$(722,535)	$—

See Notes to Financial Statements.

PGIM Fixed Income ETFs 41

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities (continued)
Futures Contracts	$(27,509)	$—	$—
OTC Credit Default Swap Agreements	—	(447)	—
Centrally Cleared Inflation Swap Agreement	—	(3,717)	—
Centrally Cleared Interest Rate Swap Agreements	—	(4,933)	—

Total	$(27,509)	$(731,632)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forward foreign currency exchange contracts and centrally cleared swap contracts are recorded at unrealized appreciation (depreciation), and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2026 were as follows:

U.S. Treasury Obligations	37.1%
U.S. Government Agency Obligations	25.0
Affiliated Exchange-Traded Funds	8.4
Banks	4.8
Commercial Mortgage-Backed Securities	2.9
Electric	2.5
Automobiles	2.3
Affiliated Mutual Fund	2.1
Collateralized Loan Obligations	1.9
Consumer Loans	1.8
Real Estate Investment Trusts (REITs)	1.7
Pipelines	1.3
Sovereign Bonds	1.1
Healthcare-Services	0.9
Equipment	0.8
Telecommunications	0.7
Software	0.6
Oil & Gas	0.6
Commercial Services	0.6
Pharmaceuticals	0.5
Insurance	0.4
Media	0.4
Foods	0.4
Agriculture	0.3
Aerospace & Defense	0.3
Internet	0.3
Chemicals	0.3
Auto Manufacturers	0.3
Engineering & Construction	0.2

Gas	0.2%
Diversified Financial Services	0.2
Real Estate	0.2
Municipal Bonds	0.2
Mining	0.2
Semiconductors	0.2
Lodging	0.1
Miscellaneous Manufacturing	0.1
Biotechnology	0.1
Transportation	0.1
Beverages	0.1
Retail	0.1
Residential Mortgage-Backed Securities	0.1
Machinery-Diversified	0.1
Leisure Time	0.1
Packaging & Containers	0.0	*
Building Materials	0.0	*
Other	0.0	*
Options Purchased	0.0	*

	102.6
Options Written	(0.0	)*
Liabilities in excess of other assets	(2.6)

	100.0%

*  Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2026 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$23,145*	—	$ —

See Notes to Financial Statements.

42

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Premiums paid for OTC swap agreements	$83		Premiums received for OTC swap agreements	$590
Credit contracts	Unaffiliated investments	16		Options written outstanding, at value	12
Credit contracts	Unrealized appreciation on OTC swap agreements	385		Unrealized depreciation on OTC swap agreements	142
Interest rate contracts	Due from/to broker-variation margin futures	489	*	Due from/to broker-variation margin futures	27,509	*
Interest rate contracts	Due from/to broker-variation margin swaps	19,684	*	Due from/to broker-variation margin swaps	8,650	*
Interest rate contracts	Unaffiliated investments	4,983		Options written outstanding, at value	6,009

		$48,785			$42,912

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2026 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Credit contracts	$(287)	$323	$—	$46,701
Interest rate contracts	313	(433)	(238,058)	(5,500)

Total	$26	$(110)	$(238,058)	$41,201

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Swaps
Credit contracts	$(187)	$183	$—	$(4,216)
Interest rate contracts	3,314	(4,191)	(44,636)	14,449

Total	$3,127	$(4,008)	$(44,636)	$10,233

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended August 31, 2026, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 1,320
Options Written (2)	959,500
Futures Contracts - Long Positions (2)	10,194,516
Futures Contracts - Short Positions (2)	2,505,519
Credit Default Swap Agreements - Buy Protection (2)	83,000
Credit Default Swap Agreements - Sell Protection (2)	5,789,000
Inflation Swap Agreements (2)	126,000
Interest Rate Swap Agreements (2)	3,459,000
Total Return Swap Agreements (2)	140,566

*	Average volume is based on average quarter end balances for the year ended August 31, 2026.
(1)	Cost.
(2)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 43

PGIM Active Aggregate Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$468	$(732)	$(264)	$—	$(264)
BNP	3,769	(4,810)	(1,041)	—	(1,041)
DB	9	(9)	—	—	—
JPM	1,221	(1,202)	19	—	19

	$5,467	$(6,753)	$(1,286)	$—	$(1,286)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

44

PGIM Active Aggregate Bond ETF

Statement of Assets & Liabilities

as of August 31, 2026

Assets

Investments at value:
Unaffiliated investments (cost $93,578,895)	$90,641,191
Affiliated investments (cost $10,379,227)	10,355,658
Receivable for investments sold	3,156,708
Dividends and interest receivable	649,266
Unrealized appreciation on OTC swap agreements	385
Premiums paid for OTC swap agreements	83

Total Assets	104,803,291

Liabilities

Payable for investments purchased	5,262,127
Forward commitment contracts, at value (proceeds receivable $724,424)	722,535
Dividends and Distributions payable	276,379
Due to broker—variation margin swaps	116,408
Management fee payable	11,728
Due to broker—variation margin futures	8,090
Options written outstanding, at value (premiums received $1,857)	6,021
Premiums received for OTC swap agreements	590
Unrealized depreciation on OTC swap agreements	142

Total Liabilities	6,404,020

Net Assets	$98,399,271

Net assets were comprised of:
Shares of beneficial interest, at par	$2,375
Paid-in capital in excess of par	108,066,069
Total distributable earnings (loss)	(9,669,173)

Net assets, August 31, 2026	$98,399,271

Net asset value, offering price and redemption price per share. ($98,399,271 ÷ 2,375,000 shares of common stock issued and outstanding)	$41.43

See Notes to Financial Statements.

PGIM Fixed Income ETFs 45

PGIM Active Aggregate Bond ETF

Statement of Operations

Year Ended August 31, 2026

Net Investment Income (Loss)

Income
Interest income	$3,798,015
Affiliated dividend income	295,859

Total income	4,093,874

Expenses
Management fee	170,953
Less: Fee waiver and/or expense reimbursement	(9,304)

Net expenses	161,649

Net investment income (loss)	3,932,225

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions (including affiliated of $6,564)	(1,646,366)
Affiliated net capital gain distributions received	524
Futures transactions	(238,058)
Options written transactions	(110)
Swap agreement transactions	41,201

(1,842,809)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(46,466))	(691,487)
Futures	(44,636)
Options written	(4,008)
Swap agreements	10,233

(729,898)

Net gain (loss) on investment transactions	(2,572,707)

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,359,518

See Notes to Financial Statements.

46

PGIM Active Aggregate Bond ETF

Statements of Changes in Net Assets

	Year Ended August 31,
	2026	2025

Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$3,932,225	$2,582,371

Net realized gain (loss) on investment transactions	(1,842,809)	(1,254,121)

Net change in unrealized appreciation (depreciation) on investments	(729,898)	985,185

Net increase (decrease) in net assets resulting from operations	1,359,518	2,313,435

Dividends and Distributions

Distributions from distributable earnings	(4,310,802)	(2,498,883)

Fund share transactions

Net proceeds from shares sold (1,850,000 and 1,275,000 shares, respectively)	78,209,196	53,883,457

Cost of shares purchased (1,450,000 and 350,000 shares, respectively)	(60,969,454)	(14,627,000)

Net increase (decrease) in net assets from Fund share transactions	17,239,742	39,256,457

Total increase (decrease)	14,288,458	39,071,009

Net Assets:

Beginning of year	84,110,813	45,039,804

End of year	$98,399,271	$84,110,813

See Notes to Financial Statements.

PGIM Fixed Income ETFs 47

PGIM Active Aggregate Bond ETF

Financial Highlights

	Year Ended August 31,

	2026	2025	2024	2023	2022

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$42.59	$42.90	$41.33	$43.19	$51.07

Income (loss) from investment operations:

Net investment income (loss)	1.86	1.75	1.66	1.44	0.95

Net realized and unrealized gain (loss) on investment transactions	(0.97)	(0.32)	1.59	(1.83)	(7.27)

Total from investment operations	0.89	1.43	3.25	(0.39)	(6.32)

Less Dividends and Distributions:

Dividends from net investment income	(2.05)	(1.74)	(1.68)	(1.47)	(1.02)

Distributions from net realized gains	-	-	-	-	(0.54)

Total dividends and distributions	(2.05)	(1.74)	(1.68)	(1.47)	(1.56)

Net asset value, end of year	$41.43	$42.59	$42.90	$41.33	$43.19

Total Return(b):	2.07%	3.45%	8.13%	(0.92)%	(12.62)%

Ratios/Supplemental Data:

Net assets, end of year (000)	$98,399	$84,111	$45,040	$43,394	$43,186

Average net assets (000)	$89,976	$62,295	$43,993	$42,451	$38,280

Ratios to average net assets(c):

Expenses after waivers and/or expense reimbursement	0.18%	0.16%	0.18%	0.19%	0.19%

Expenses before waivers and/or expense reimbursement	0.19%	0.19%	0.19%	0.19%	0.19%

Net investment income (loss)	4.37%	4.15%	4.01%	3.44%	2.02%

Portfolio turnover rate(d)(e)	175%	134%	67%	142%	409%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

48

PGIM Active High Yield Bond ETF

Schedule of Investments

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.6%

COMMERCIAL MORTGAGE-BACKED SECURITIES 0.1%

BX Trust,
Series 2019-OC11, Class E, 144A	4.075%(cc)	12/09/41	570	$515,498

SLG Office Trust,
Series 2026-OMA, Class E, 144A	7.188(cc)	04/15/41	1,300	1,297,611

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $1,822,362)				1,813,109

CORPORATE BONDS 90.8%

Advertising 0.9%

Clear Channel Outdoor Holdings, Inc.,
Gtd. Notes, 144A	7.500	06/01/29	883	883,000
Sr. Sec’d. Notes, 144A	7.125	02/15/31	74	76,227
Sr. Sec’d. Notes, 144A	7.500	03/15/33	510	537,159
Sr. Sec’d. Notes, 144A	7.875	04/01/30	4,408	4,576,263

Neptune Bidco US, Inc.,
Sr. Sec’d. Notes, 144A	9.290	04/15/29	6,285	6,439,444
Sr. Sec’d. Notes, 144A	9.500	02/15/33	865	887,837

				13,399,930

Aerospace & Defense 2.3%
ATI, Inc.,
Sr. Unsec’d. Notes	5.875	06/15/33	150	151,493
Sr. Unsec’d. Notes	7.250	08/15/30	429	444,719
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	5.875	01/15/35	925	916,740
Sr. Unsec’d. Notes, 144A	6.750	06/15/33	771	795,486
Sr. Unsec’d. Notes, 144A	7.000	06/01/32	1,464	1,514,416
Sr. Unsec’d. Notes, 144A	7.250	07/01/31	800	836,435
Sr. Unsec’d. Notes, 144A	7.450	05/01/34	900	987,964
Sr. Unsec’d. Notes, 144A	8.750	11/15/30	5,579	5,878,657
TransDigm, Inc.,
Gtd. Notes	4.625	01/15/29	1,410	1,384,895
Gtd. Notes, 144A	6.125	07/31/34	834	824,749
Gtd. Notes, 144A	6.375	05/31/33	1,233	1,236,938
Sr. Sec’d. Notes, 144A	6.375	03/01/29	2,301	2,334,285
Sr. Sec’d. Notes, 144A	6.625	03/01/32	2,240	2,286,786
Sr. Sec’d. Notes, 144A	6.750	08/15/28	13,447	13,552,204

				33,145,767

Airlines 0.9%
American Airlines, Inc.,
Sr. Sec’d. Notes, 144A	7.250	02/15/28	1,233	1,245,354
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A	5.750	04/20/29	582	581,396
United Airlines Holdings, Inc.,
Gtd. Notes	4.875	03/01/29	1,505	1,487,188
Gtd. Notes	5.375	03/01/31	1,063	1,053,462
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.625	04/15/29	1,951	1,922,115
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A	6.375	02/01/30	492	475,179
Sr. Unsec’d. Notes, 144A	8.750	01/15/32	1,709	1,734,346
Sr. Unsec’d. Notes, 144A	9.500	06/01/28	4,779	4,876,667

				13,375,707

See Notes to Financial Statements.

PGIM Fixed Income ETFs 49

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Apparel 0.4%

Kontoor Brands, Inc.,
Gtd. Notes, 144A	4.125%	11/15/29	1,540	$1,472,468
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	4.000	08/15/29	4,278	4,070,067

				5,542,535

Auto Manufacturers 0.9%

Ford Motor Co.,
Sr. Unsec’d. Notes	4.750	01/15/43	1,229	949,586
Sr. Unsec’d. Notes	7.400	11/01/46	1,475	1,507,383
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	5.800	03/08/29	1,125	1,134,322
Sr. Unsec’d. Notes	5.875	11/07/29	200	201,847
JB Poindexter & Co., Inc.,
Sr. Unsec’d. Notes, 144A	8.750	12/15/31	1,091	1,126,625
New Flyer Holdings, Inc. (Canada),
Sec’d. Notes, 144A	9.250	07/01/30	1,773	1,901,340
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A, MTN	5.625	09/29/28	385	383,387
Sr. Unsec’d. Notes, 144A, MTN	6.125	09/30/30	560	550,176
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A	4.345	09/17/27	1,425	1,410,134
Sr. Unsec’d. Notes, 144A	4.810	09/17/30	200	186,141
Sr. Unsec’d. Notes, 144A	7.500	07/17/30	660	677,812
Sr. Unsec’d. Notes, 144A	7.750	07/17/32	800	829,944
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A	9.500	10/01/28	2,067	1,615,688

				12,474,385

Auto Parts & Equipment 2.1%
American Axle & Manufacturing, Inc.,
Gtd. Notes, 144A	7.750	10/15/33	993	997,291
Sr. Sec’d. Notes, 144A	6.375	10/15/32	3,430	3,432,455
Clarios Global LP/Clarios US Finance Co.,
Gtd. Notes, 144A	6.750	09/15/32	3,998	4,072,190
Sr. Sec’d. Notes, 144A	6.750	02/15/30	2,559	2,632,090
Cyprium Corp./Cyprium Holdings Luxembourg Sarl,
Gtd. Notes, 144A	6.125	04/15/31	1,475	1,475,657
Gtd. Notes, 144A	6.375	04/15/34	1,411	1,398,949
Dorman Products, Inc.,
Gtd. Notes, 144A	6.250	06/15/34	510	515,096
Goodyear Tire & Rubber Co. (The),
Gtd. Notes	5.250	04/30/31	250	224,494
Gtd. Notes	5.625	04/30/33	75	65,173
Sr. Unsec’d. Notes	8.875	07/15/32	690	703,793
Phinia, Inc.,
Sr. Sec’d. Notes, 144A	6.750	04/15/29	812	828,596
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	8.000	11/17/28	8,973	9,002,781
Titan International, Inc.,
Sr. Sec’d. Notes	7.000	04/30/28	3,588	3,584,290
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A	7.500	03/24/31	1,250	1,281,671

				30,214,526

See Notes to Financial Statements.

50

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks 1.1%

Bank of America Corp.,
Jr. Sub. Notes	6.250%(ff)	07/26/30(oo)	1,356	$1,357,127
Jr. Sub. Notes	6.625(ff)	05/01/30(oo)	75	76,853
Citigroup, Inc.,
Jr. Sub. Notes	6.625(ff)	02/15/31(oo)	315	318,703
Jr. Sub. Notes, Series EE	6.750(ff)	02/15/30(oo)	910	912,825
Jr. Sub. Notes, Series FF	6.950(ff)	02/15/30(oo)	198	200,256
Jr. Sub. Notes, Series GG	6.875(ff)	08/15/30(oo)	870	881,446
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	6.625	01/15/27	6,664	6,668,372
Sr. Unsec’d. Notes, 144A	12.250	10/01/30	3,492	3,723,605
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series AA	6.500(ff)	08/10/31(oo)	950	941,924
Jr. Sub. Notes, Series Z	6.850(ff)	02/10/30(oo)	780	798,513

				15,879,624

Biotechnology 0.0%

BioMarin Pharmaceutical, Inc.,
Gtd. Notes, 144A	5.500	02/15/34	610	596,090

Building Materials 1.5%

Builders FirstSource, Inc.,
Gtd. Notes, 144A	5.000	03/01/30	1,864	1,817,506
Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A(x)	8.750	08/01/28	1,933	1,005,818
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A(x)	6.125	01/15/29	1,446	138,875
CP Atlas Buyer, Inc.,
Sr. Sec’d. Notes, 144A(x)	9.750	07/15/30	531	466,700
Griffon Corp.,
Gtd. Notes	5.750	03/01/28	1,323	1,323,760
Gtd. Notes, 144A	6.250	10/01/34	985	989,270
Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC,
Sr. Sec’d. Notes, 144A	6.750	04/01/32	597	591,599
MIWD Holdco II LLC/MIWD Finance Corp.,
Gtd. Notes, 144A	5.500	02/01/30	672	633,230
Quikrete Holdings, Inc.,
Sr. Sec’d. Notes, 144A	6.375	03/01/32	1,514	1,531,927
Sr. Unsec’d. Notes, 144A	6.750	03/01/33	4,126	4,186,715
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28	1,643	1,643,713
Sr. Sec’d. Notes, 144A	8.875	11/15/31	2,195	2,300,060
Standard Building Solutions, Inc.,
Sr. Unsec’d. Notes, 144A	6.250	08/01/33	858	851,964
Sr. Unsec’d. Notes, 144A	6.500	08/15/32	985	990,770
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	3.375	01/15/31	627	566,368
Sr. Unsec’d. Notes, 144A	4.375	07/15/30	2,841	2,700,836

				21,739,111

Chemicals 2.5%
ARC Falcon I, Inc./Arclin USA LLC/New Arclin US Holding Corp.,
Sr. Sec’d. Notes, 144A	9.750	03/01/33	4,057	4,077,651
Ashland, Inc.,
Sr. Unsec’d. Notes	6.875	05/15/43	2,944	3,005,969
Chemours Co. (The),
Gtd. Notes, 144A	5.750	11/15/28	650	645,380

See Notes to Financial Statements.

PGIM Fixed Income ETFs 51

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Chemours Co. (The), (cont’d.)
Gtd. Notes, 144A	7.875%	03/15/34	1,226	$1,198,797
Cornerstone Chemical Co. LLC,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 10.000%(x)	10.000	05/07/29	45	38,223
Methanex US Operations, Inc.,
Gtd. Notes, 144A	6.250	03/15/32	716	725,089
Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A	4.250	10/01/28	5,900	5,748,590
Sr. Sec’d. Notes, 144A	6.750	08/01/32	1,555	1,531,550
Sr. Sec’d. Notes, 144A	7.250	06/15/31	3,377	3,433,215
Sr. Sec’d. Notes, 144A	7.250	02/15/33	1,820	1,820,894
Sr. Unsec’d. Notes, 144A	6.250	10/01/29	1,825	1,809,200
Perimeter Holdings LLC,
Sr. Sec’d. Notes, 144A	5.000	10/30/29	3,486	3,408,117
Sr. Sec’d. Notes, 144A	6.250	01/15/34	1,702	1,683,057
Qnity Electronics, Inc.,
Gtd. Notes, 144A	6.250	08/15/33	710	715,400
Sr. Sec’d. Notes, 144A	5.750	08/15/32	1,214	1,208,803
SCIH Salt Holdings, Inc.,
Sr. Sec’d. Notes, 144A	6.625	08/15/31	422	426,277
Solstice Advanced Materials, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	09/30/33	4,293	4,215,368

				35,691,580

Coal 0.1%

Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A	9.250	10/01/29	1,650	1,407,332

Commercial Services 4.9%
Allied Universal Holdco LLC,
Sr. Sec’d. Notes, 144A	7.875	02/15/31	5,674	5,899,276
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.875	06/15/30	7,264	7,432,857
Sr. Unsec’d. Notes, 144A	6.000	06/01/29	200	199,678
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28	200	197,103
Sr. Sec’d. Notes, 144A	4.625	06/01/28	1,600	1,574,180
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.000	04/15/29	1,614	1,563,159
Gtd. Notes, 144A	6.500	01/15/31	1,507	1,524,031
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A	4.750	04/01/28	3,033	2,996,824
Gtd. Notes, 144A	5.375	03/01/29	983	966,628
Block, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	08/15/30	3,762	3,766,079
Sr. Unsec’d. Notes, 144A	6.000	08/15/33	2,102	2,098,896
Carrix, Inc.,
Sr. Sec’d. Notes, 144A	6.125	08/01/33	915	914,547
Clarivate Science Holdings Corp.,
Sr. Sec’d. Notes, 144A	3.875	07/01/28	1,426	1,386,372
CompoSecure Holdings LLC,
Sr. Sec’d. Notes, 144A	5.625	02/01/33	465	450,389
DCLI Bidco LLC,
Second Mortgage, 144A	7.750	11/15/29	2,175	2,249,198
Herc Holdings, Inc.,
Gtd. Notes, 144A	5.750	03/15/31	581	578,926
Gtd. Notes, 144A	6.000	03/15/34	1,234	1,216,756
Gtd. Notes, 144A	6.625	06/15/29	6,839	6,975,394

See Notes to Financial Statements.

52

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
Herc Holdings, Inc., (cont’d.)
Gtd. Notes, 144A	7.000%	06/15/30	1,153	$1,193,234
Gtd. Notes, 144A	7.250	06/15/33	512	529,723
Hertz Corp. (The),
Gtd. Notes, 144A	4.625	12/01/26	40	38,560
Sr. Sec’d. Notes, 144A	12.625	07/15/29	450	305,104
Mavis Tire Express Services Topco Corp.,
Sr. Unsec’d. Notes, 144A	6.500	05/15/29	4,015	3,972,977
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A	5.500	04/15/29	3,611	3,594,470
Service Corp. International,
Sr. Unsec’d. Notes	3.375	08/15/30	255	236,491
Sr. Unsec’d. Notes	4.000	05/15/31	469	440,725
Sr. Unsec’d. Notes	5.125	06/01/29	675	671,468
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.,
Gtd. Notes, 144A	6.750	08/15/32	2,999	2,963,121
Synergy Infrastructure Holdings LLC,
Sec’d. Notes, 144A	7.000	07/15/34	275	279,935
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32	2,530	2,320,256
Gtd. Notes	3.875	02/15/31	1,687	1,580,927
Gtd. Notes	4.875	01/15/28	2,153	2,144,999
Gtd. Notes, 144A	5.375	11/15/33	1,752	1,707,056
Valvoline, Inc.,
Gtd. Notes, 144A	6.125	08/15/34	850	848,300
Sr. Unsec’d. Notes, 144A	3.625	06/15/31	729	668,522
VT Topco, Inc.,
Sr. Sec’d. Notes, 144A	8.500	08/15/30	1,843	1,896,162
Williams Scotsman, Inc.,
Sr. Sec’d. Notes, 144A	6.625	06/15/29	1,096	1,114,428
Sr. Sec’d. Notes, 144A	6.625	04/15/30	789	806,334

				69,303,085

Computers 1.0%
Fortress Intermediate 3, Inc.,
Sr. Sec’d. Notes, 144A	7.500	06/01/31	1,728	1,767,051
McAfee Corp.,
Sr. Unsec’d. Notes, 144A	7.375	02/15/30	5,596	5,071,178
NCR Atleos Corp.,
Sr. Sec’d. Notes, 144A	9.500	04/01/29	5,625	5,952,927
NCR Voyix Corp.,
Gtd. Notes, 144A	5.000	10/01/28	688	676,241
Gtd. Notes, 144A	5.125	04/15/29	269	262,511
Gtd. Notes, 144A	5.250	10/01/30	79	71,642
Seagate Data Storage Technology Pte Ltd.,
Gtd. Notes	5.875	07/15/30	871	884,926

				14,686,476

Cosmetics/Personal Care 0.1%

P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A, Cash coupon 9.000% and PIK 3.500% or Cash coupon 12.000%	12.000	05/15/29	2,220	2,079,759

Distribution/Wholesale 0.7%

Core & Main LP,
Gtd. Notes, 144A	6.000	07/01/34	149	148,652

Velocity Vehicle Group LLC,
Sr. Unsec’d. Notes, 144A	8.000	06/01/29	1,351	1,352,540

See Notes to Financial Statements.

PGIM Fixed Income ETFs 53

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Distribution/Wholesale (cont’d.)
Veritiv Operating Co.,
Sr. Sec’d. Notes, 144A	10.500%		11/30/30	2,704	$2,824,943
Windsor Holdings III LLC,
Sr. Sec’d. Notes, 144A	8.500		06/15/30	4,914	5,127,950

					9,454,085

Diversified Financial Services 5.5%

Azorra Finance Ltd.,
Gtd. Notes, 144A	6.250		02/15/34	612	605,298
Gtd. Notes, 144A	7.250		01/15/31	1,332	1,378,843
Gtd. Notes, 144A	7.750		04/15/30	2,916	3,026,887
Bread Financial Holdings, Inc.,
Gtd. Notes, 144A	6.750		05/15/31	734	749,711
Charles Schwab Corp. (The),
Jr. Sub. Notes, Series L	6.100	(ff)	06/01/31(oo)	275	271,427
CrossCountry Intermediate HoldCo LLC,
Gtd. Notes, 144A	7.750		08/15/31	1,400	1,401,280
Encore Capital Group, Inc.,
Sr. Sec’d. Notes, 144A	6.625		04/15/31	1,570	1,576,122
Sr. Sec’d. Notes, 144A	6.625		06/01/32	1,025	1,027,587
Sr. Sec’d. Notes, 144A	8.500		05/15/30	400	424,110
Focus Financial Partners LLC,
Sr. Sec’d. Notes, 144A	7.250		09/15/31	350	353,869
Freedom Funding Center LLC,
Sr. Unsec’d. Notes, 144A, Cash coupon 12.000% or PIK 13.000%	12.000		10/01/37	750	772,064
Freedom Mortgage Holdings LLC,
Sr. Unsec’d. Notes, 144A	6.875		05/01/31	4,446	4,263,022
Sr. Unsec’d. Notes, 144A	8.000		02/01/32	850	840,240
Sr. Unsec’d. Notes, 144A	9.250		02/01/29	525	542,359
GGAM Finance Ltd. (Ireland),
Sr. Unsec’d. Notes, 144A	8.000		06/15/28	1,742	1,803,366
goeasy Ltd. (Canada),
Gtd. Notes, 144A	9.250		12/01/28	1,083	1,086,366
Sr. Unsec’d. Notes, 144A	7.375		10/01/30	5	4,635
Sr. Unsec’d. Notes, 144A	7.625		07/01/29	1,122	1,074,386
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Sec’d. Notes, 144A	6.625		10/15/31	1,225	1,211,423
Sr. Unsec’d. Notes, 144A	5.000		08/15/28	200	193,737
Macquarie Airfinance Holdings Ltd. (United Kingdom),
Sr. Unsec’d. Notes, 144A	6.400		03/26/29	137	140,651
Sr. Unsec’d. Notes, 144A	6.500		03/26/31	980	1,015,987
Navient Corp.,
Sr. Unsec’d. Notes	4.875		03/15/28	3,481	3,438,142
Sr. Unsec’d. Notes	5.000		03/15/27	2,550	2,541,375
Sr. Unsec’d. Notes	5.500		03/15/29	30	29,320
Nomura Holdings, Inc. (Japan),
Jr. Sub. Notes	7.000	(ff)	07/15/30(oo)	200	202,528
OneMain Finance Corp.,
Gtd. Notes	3.875		09/15/28	4,342	4,206,829
Gtd. Notes	4.000		09/15/30	389	358,938
Gtd. Notes	5.375		11/15/29	971	956,591
Gtd. Notes	6.125		05/15/30	2,976	2,963,078
Gtd. Notes	6.625		01/15/28	2,226	2,246,503
Gtd. Notes	6.625		05/15/29	672	681,616
Gtd. Notes	6.750		03/15/32	623	624,316
Gtd. Notes	6.750		09/15/33	2,879	2,837,350
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250		02/15/29	4,311	4,113,196

See Notes to Financial Statements.

54

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

PennyMac Financial Services, Inc., (cont’d.)
Gtd. Notes, 144A	5.750%	09/15/31	237	$221,508
Gtd. Notes, 144A	6.750	02/15/34	2,098	1,943,537
Gtd. Notes, 144A	6.875	05/15/32	1,906	1,834,844
Gtd. Notes, 144A	7.125	11/15/30	1,050	1,054,792
Gtd. Notes, 144A	7.875	12/15/29	907	936,107
PRA Group, Inc.,
Gtd. Notes, 144A	8.375	02/01/28	2,256	2,285,542
Rocket Cos., Inc.,
Gtd. Notes, 144A	6.125	08/01/30	6,563	6,651,034
Gtd. Notes, 144A	6.125	08/01/31	585	592,256
Gtd. Notes, 144A	6.500	08/01/29	1,529	1,554,721
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A	3.625	03/01/29	1,682	1,620,441
Gtd. Notes, 144A	3.875	03/01/31	6,987	6,512,247
Gtd. Notes, 144A	4.000	10/15/33	1,196	1,071,028
United Wholesale Mortgage LLC,
Sr. Unsec’d. Notes, 144A	5.750	06/15/27	75	74,936
UWM Holdings LLC,
Gtd. Notes, 144A	6.250	03/15/31	450	401,806
Gtd. Notes, 144A	6.625	02/01/30	2,174	2,033,989

				77,751,940

Electric 3.9%

Constellation Energy Generation LLC,
Sr. Unsec’d. Notes	4.625	02/01/29	369	365,128

NRG Energy, Inc.,
Gtd. Notes, 144A	3.375	02/15/29	2,132	2,030,769
Gtd. Notes, 144A	3.625	02/15/31	4,889	4,503,341
Gtd. Notes, 144A	3.875	02/15/32	1,171	1,071,630
Gtd. Notes, 144A	5.250	06/15/29	1,438	1,427,519
Gtd. Notes, 144A	5.750	07/15/29	1,922	1,918,256
Gtd. Notes, 144A	5.875	05/15/34	570	555,252
Gtd. Notes, 144A	6.000	02/01/33	992	987,194
Gtd. Notes, 144A	6.125	05/15/36	1,371	1,343,417
Jr. Sub. Notes, 144A	10.250(ff)	03/15/28(oo)	2,688	2,854,255
Sr. Sec’d. Notes, 144A	2.450	12/02/27	1,000	971,155
Sr. Unsec’d. Notes, 144A	5.750	01/15/34	3,750	3,649,271
Sr. Unsec’d. Notes, 144A	6.000	01/15/36	950	923,412
PG&E Corp.,
Jr. Sub. Notes	7.375(ff)	03/15/55	1,001	1,006,082
Sr. Sec’d. Notes	5.000	07/01/28	800	788,037
Talen Energy Supply LLC,
Gtd. Notes, 144A	6.250	02/01/34	1,445	1,417,828
Gtd. Notes, 144A	6.375	05/01/33	3,314	3,271,574
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)	4,741	4,764,536
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)	4,509	4,522,121
Jr. Sub. Notes, Series C, 144A	8.875(ff)	01/15/29(oo)	750	798,737
Vistra Operations Co. LLC,
Gtd. Notes, 144A	4.375	05/01/29	1,919	1,876,827
Gtd. Notes, 144A	5.000	07/31/27	2,725	2,723,642
Gtd. Notes, 144A	7.750	10/15/31	6,259	6,518,191
VoltaGrid LLC,
Sec’d. Notes, 144A	7.375	11/01/30	4,790	4,818,054

				55,106,228

See Notes to Financial Statements.

PGIM Fixed Income ETFs 55

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electrical Components & Equipment 0.4%

Energizer Holdings, Inc.,
Gtd. Notes, 144A	4.375%	03/31/29	412	$399,505
Gtd. Notes, 144A	6.000	09/15/33	2,679	2,566,746
WESCO Distribution, Inc.,
Gtd. Notes, 144A	5.250	04/15/31	410	404,244
Gtd. Notes, 144A	5.500	04/15/34	305	297,564
Gtd. Notes, 144A	6.375	03/15/29	974	989,886
Gtd. Notes, 144A	6.375	03/15/33	396	402,225

				5,060,170

Electronics 0.1%

Coherent Corp.,
Gtd. Notes, 144A	5.000	12/15/29	787	776,749
Sensata Technologies,
Inc., Gtd. Notes, 144A	3.750	02/15/31	591	551,342

				1,328,091

Engineering & Construction 0.2%

AECOM,
Gtd. Notes, 144A	6.000	08/01/33	1,097	1,093,115
Brundage-Bone Concrete Pumping Holdings, Inc.,
Sr. Sec’d. Notes, 144A	7.500	02/01/32	80	82,168
Weekley Homes LLC/Weekley Finance Corp.,
Sr. Unsec’d. Notes, 144A	6.750	01/15/34	1,255	1,271,783

				2,447,066

Entertainment 3.0%

Brightstar Lottery PLC/Brightstar Global Solutions Corp. (United Kingdom),
Sr. Sec’d. Notes, 144A	5.750	01/15/33	530	515,323
Caesars Entertainment, Inc.,
Gtd. Notes, 144A	4.625	10/15/29	5,725	5,494,576
Sr. Sec’d. Notes, 144A	6.500	02/15/32	2,929	2,831,096
Sr. Sec’d. Notes, 144A	7.000	02/15/30	3,931	3,953,720
Cavalier Acquisition Corp.,
Sr. Sec’d. Notes, 144A	8.250	08/15/33	370	379,195
Churchill Downs, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	04/01/30	659	659,328
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	1,331	1,314,817
Light & Wonder International, Inc.,
Gtd. Notes, 144A	6.250	10/01/33	1,011	1,008,231
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	4.875	05/01/29	4,877	4,764,217
Penn Entertainment, Inc.,
Gtd. Notes, 144A	6.750	04/01/31	1,050	1,053,452
Sr. Unsec’d. Notes, 144A	4.125	07/01/29	393	376,653
Sr. Unsec’d. Notes, 144A	5.625	01/15/27	2,928	2,932,279
Pioneer Opco LLC,
Sr. Sec’d. Notes, 144A	7.000	05/15/33	585	595,446
Rivers Enterprise Borrower LLC,
Sr. Sec’d. Notes, 144A	6.250	10/15/30	2,415	2,446,361
Rivers Enterprise Borrower LLC/Rivers Enterprise Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	02/01/33	2,641	2,678,548
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A	6.625	03/01/30	2,751	1,809,984

See Notes to Financial Statements.

56

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)

Voyager Parent LLC,
Sr. Sec’d. Notes, 144A	9.250%	07/01/32	4,912	$5,259,147
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A	5.125	10/01/29	1,968	1,957,771
Gtd. Notes, 144A	6.250	03/15/33	1,340	1,339,193
Gtd. Notes, 144A	7.125	02/15/31	1,706	1,793,087

				43,162,424

Environmental Control 1.6%

Clean Harbors, Inc.,
Gtd. Notes, 144A	5.750	10/15/33	950	949,102
Gtd. Notes, 144A	6.375	02/01/31	2,156	2,183,510
GFL Environmental Holdings US, Inc.,
Gtd. Notes, 144A	5.500	02/01/34	777	728,837
Gtd. Notes, 144A	5.625	07/01/31	957	934,292
GFL Environmental, Inc.,
Gtd. Notes, 144A	4.000	08/01/28	1,513	1,482,909
Gtd. Notes, 144A	4.375	08/15/29	2,721	2,629,869
Gtd. Notes, 144A	4.750	06/15/29	2,242	2,190,793
Madison IAQ LLC,
Sr. Sec’d. Notes, 144A	4.125	06/30/28	145	142,857
Sr. Unsec’d. Notes, 144A	5.875	06/30/29	2,533	2,528,524
Reworld Holding Corp.,
Gtd. Notes, 144A	4.875	12/01/29	5,258	5,063,634
Waste Pro USA, Inc.,
Sr. Unsec’d. Notes, 144A	7.000	02/01/33	1,362	1,391,876
Wrangler Holdco Corp. (Canada),
Gtd. Notes, 144A	6.625	04/01/32	2,314	2,334,387

				22,560,590

Foods 0.9%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500	03/15/29	425	403,788
Gtd. Notes, 144A	5.500	03/31/31	513	497,116
Gtd. Notes, 144A	5.625	03/31/32	2,113	2,033,649
Gtd. Notes, 144A	5.750	03/31/34	1,705	1,603,266
B&G Foods, Inc.,
Gtd. Notes, 144A	11.000	06/15/31	1,439	1,253,816
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes	8.125	05/14/30	GBP 194	252,355
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30	236	226,244
Gtd. Notes, 144A	4.375	01/31/32	1,021	960,253
Post Holdings, Inc.,
Gtd. Notes, 144A	4.500	09/15/31	5,218	4,853,582
Gtd. Notes, 144A	6.250	10/15/34	100	96,442
Gtd. Notes, 144A	6.500	03/15/36	675	654,130

				12,834,641

Forest Products & Paper 0.2%

Magnera Corp.,
Sr. Sec’d. Notes, 144A	7.250	11/15/31	3,511	3,449,902

See Notes to Financial Statements.

PGIM Fixed Income ETFs 57

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Gas 0.1%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes, 144A	6.875%	06/01/31	1,136	$1,135,066
Sr. Unsec’d. Notes, 144A	9.500	06/01/30	308	327,245

				1,462,311

Healthcare-Services 4.1%

Centene Corp.,
Sr. Unsec’d. Notes	2.500	03/01/31	2,138	1,867,116
Sr. Unsec’d. Notes	2.625	08/01/31	2,030	1,766,702
Sr. Unsec’d. Notes	3.375	02/15/30	1,400	1,301,243
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes, 144A	4.750	02/15/31	63	57,395
Sr. Sec’d. Notes, 144A	5.250	05/15/30	3,780	3,526,380
Sr. Sec’d. Notes, 144A	6.000	01/15/29	2,134	2,108,746
Sr. Sec’d. Notes, 144A	9.750	01/15/34	895	913,626
DaVita, Inc.,
Gtd. Notes, 144A	3.750	02/15/31	2,807	2,593,368
Gtd. Notes, 144A	4.625	06/01/30	7,864	7,583,551
HCA, Inc.,
Gtd. Notes	7.500	11/06/33	50	55,717
LifePoint Health, Inc.,
Gtd. Notes, 144A	5.375	01/15/29	5,846	5,650,364
Sr. Sec’d. Notes, 144A	7.000	05/01/34	1,371	1,288,767
Sr. Sec’d. Notes, 144A	8.375	02/15/32	3,879	3,925,279
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A	5.750	12/31/30	4,812	4,126,656
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% and PIK 5.000%	11.500	12/31/30	265	262,802
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A	9.375	09/01/29	6,641	6,885,978
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.250	06/01/29	5,005	4,875,705
Sr. Sec’d. Notes	4.375	01/15/30	7,217	6,991,454
Sr. Sec’d. Notes, 144A	5.500	11/15/32	85	83,953
Sr. Unsec’d. Notes	6.875	11/15/31	2,536	2,695,539

				58,560,341

Holding Companies-Diversified 0.5%

Clue OpCo LLC,
Sr. Sec’d. Notes, 144A	9.500	10/15/31	6,596	6,703,961

Home Builders 3.1%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	1,032	999,929
Sr. Unsec’d. Notes, 144A	4.625	04/01/30	1,523	1,454,062
Sr. Unsec’d. Notes, 144A	6.875	08/01/33	2,677	2,686,967
Beazer Homes USA, Inc.,
Gtd. Notes	7.250	10/15/29	738	749,103
Gtd. Notes, 144A	7.500	03/15/31	239	242,583
Gtd. Notes, 144A	8.000	01/15/32	1,850	1,893,947
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	4,207	3,967,547
Gtd. Notes, 144A	6.250	09/15/27	2,268	2,266,946
Sr. Unsec’d. Notes, 144A	5.000	06/15/29	670	642,761
Dream Finders Homes, Inc.,
Gtd. Notes, 144A	6.875	09/15/30	210	205,723
Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A	9.750	05/01/29	1,515	1,559,935

See Notes to Financial Statements.

58

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

Forestar Group, Inc.,
Gtd. Notes, 144A	5.000%	03/01/28	2,381	$2,363,367
Gtd. Notes, 144A	6.500	03/15/33	2,783	2,797,203
KB Home,
Gtd. Notes	4.000	06/15/31	1,840	1,711,183
Gtd. Notes	4.800	11/15/29	1,544	1,513,516
M/I Homes, Inc.,
Gtd. Notes	3.950	02/15/30	469	447,661
Gtd. Notes	4.950	02/01/28	2,300	2,289,343
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.625	03/01/30	3,654	3,515,588
Sr. Unsec’d. Notes, 144A	6.000	12/15/33	1,482	1,435,931
Risewell Homes, Inc.,
Sr. Unsec’d. Notes, 144A	8.500	11/01/30	647	658,373
Sr. Unsec’d. Notes, 144A	9.250	10/01/29	603	618,612
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes	4.750	02/15/28	3,720	3,689,317
Sr. Unsec’d. Notes	4.750	04/01/29	502	492,078
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	8.750	02/15/29	2,531	2,625,154
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.125	08/01/30	1,349	1,346,761
Tri Pointe Homes, Inc.,
Gtd. Notes	5.250	06/01/27	595	594,794
Gtd. Notes	5.700	06/15/28	990	991,004

				43,759,388

Home Furnishings 0.4%

Whirlpool Corp.,
Sr. Sec’d. Notes, 144A	7.500	07/01/31	975	978,470
Sr. Sec’d. Notes, 144A	7.875	07/01/34	310	304,128
Sr. Unsec’d. Notes	6.125	06/15/30	1,292	1,213,660
Sr. Unsec’d. Notes	6.500	06/15/33	3,427	2,960,984

				5,457,242

Household Products/Wares 0.2%

ACCO Brands Corp.,
Gtd. Notes, 144A	4.250	03/15/29	2,840	2,673,279
Kronos Acquisition Holdings, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	10.750	06/30/32	1,597	637,270

				3,310,549

Housewares 0.6%

Newell Brands, Inc.,
Sr. Unsec’d. Notes	6.375	05/15/30	692	701,735
Sr. Unsec’d. Notes	7.500	04/01/46	636	593,078
Sr. Unsec’d. Notes, 144A	8.500	06/01/28	2,548	2,656,780
Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.000	04/01/31	3,191	2,971,252
Gtd. Notes	4.375	02/01/32	882	820,467
SWF Holdings I Corp.,
Sec’d. Notes, 144A	6.500	10/06/29	879	119,448

				7,862,760

See Notes to Financial Statements.

PGIM Fixed Income ETFs 59

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance 1.7%

Acrisure LLC/Acrisure Finance, Inc.,
Sr. Unsec’d. Notes, 144A	8.250%	02/01/29	2,879	$2,629,723
Sr. Unsec’d. Notes, 144A	8.500	06/15/29	3,836	3,476,735
AmWINS Group, Inc.,
Sr. Sec’d. Notes, 144A	6.375	02/15/29	702	708,473
Sr. Unsec’d. Notes, 144A	4.875	06/30/29	1,261	1,225,138
Asurion LLC/Asurion Co-Issuer, Inc.,
Sec’d. Notes, 144A	8.375	02/01/34	6,042	5,446,347
Sr. Sec’d. Notes, 144A	8.000	12/31/32	5,646	5,617,308
Broadstreet Partners Group LLC,
Sr. Unsec’d. Notes, 144A	5.875	04/15/29	1,919	1,886,172
HUB International Ltd.,
Sr. Sec’d. Notes, 144A	7.250	06/15/30	765	787,724
Sr. Unsec’d. Notes, 144A	5.625	12/01/29	1,792	1,785,529
Sr. Unsec’d. Notes, 144A	7.375	01/31/32	411	421,792

				23,984,941

Internet 0.9%

Arches Buyer, Inc.,
Sr. Sec’d. Notes, 144A	4.250	06/01/28	700	684,712
Sr. Sec’d. Notes, 144A	9.000	08/15/31	1,280	1,336,031
Gen Digital, Inc.,
Gtd. Notes, 144A	6.250	04/01/33	718	717,983
Gtd. Notes, 144A	6.750	09/30/27	6,343	6,360,293
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A	3.500	03/01/29	1,435	1,360,527
ION Platform Finance US, Inc./ION Platform Finance Sarl,
Sr. Sec’d. Notes, 144A	4.625	05/01/28	535	495,290
Sr. Sec’d. Notes, 144A	5.000	05/01/28	765	716,174
Snap, Inc.,
Gtd. Notes, 144A	6.875	03/01/33	561	549,702
Gtd. Notes, 144A	6.875	03/15/34	519	504,785

				12,725,497

Investment Companies 0.1%

FS KKR Capital Corp.,
Sr. Unsec’d. Notes	7.500	08/01/31	797	811,664

Iron/Steel 1.5%

Champion Iron Canada, Inc. (Canada),
Gtd. Notes, 144A	7.875	07/15/32	710	723,774
Cleveland-Cliffs, Inc., Gtd. Notes, 144A	4.625	03/01/29	300	291,793
Gtd. Notes, 144A	6.750	04/15/30	819	825,757
Gtd. Notes, 144A	6.875	11/01/29	4,844	4,909,458
Gtd. Notes, 144A	7.000	03/15/32	675	682,241
Gtd. Notes, 144A	7.375	05/01/33	922	939,450
Gtd. Notes, 144A	7.500	09/15/31	3,879	3,983,904
Gtd. Notes, 144A	7.625	01/15/34	904	922,370
Commercial Metals Co.,
Sr. Unsec’d. Notes, 144A	5.750	11/15/33	1,562	1,536,670
Sr. Unsec’d. Notes, 144A	6.000	12/15/35	290	286,370
Hybar LLC,
Sr. Sec’d. Notes, 144A	7.375	07/01/34	619	630,560
Mineral Resources Ltd. (Australia),
Sr. Unsec’d. Notes, 144A	6.000	05/01/32	1,076	1,061,814
Sr. Unsec’d. Notes, 144A	6.250	05/01/34	490	479,044

See Notes to Financial Statements.

60

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Iron/Steel (cont’d.)

Mineral Resources Ltd. (Australia), (cont’d.)
Sr. Unsec’d. Notes, 144A	7.000%	04/01/31	715	$736,521
Sr. Unsec’d. Notes, 144A	9.250	10/01/28	1,868	1,919,386
Sr. Unsec’d. Notes, 144A, MTN	8.500	05/01/30	1,648	1,700,477

				21,629,589

Leisure Time 1.8%

A&K Travel Group Holdings Ltd. (United Kingdom),
Gtd. Notes, 144A	7.500	05/15/33	1,800	1,829,701
Carnival Corp. Ltd.,
Gtd. Notes, 144A	4.000	08/01/28	2,622	2,567,722
Gtd. Notes, 144A	5.750	03/15/30	1,840	1,850,531
Gtd. Notes, 144A	5.750	08/01/32	1,885	1,867,536
Lindblad Expeditions LLC,
Sr. Sec’d. Notes, 144A	7.000	09/15/30	1,694	1,743,740
NCL Corp. Ltd.,
Sr. Unsec’d. Notes, 144A	6.250	03/01/30	3,848	3,845,361
Sr. Unsec’d. Notes, 144A	6.250	09/15/33	727	679,780
Sr. Unsec’d. Notes, 144A	6.750	02/01/32	1,017	989,525
Sr. Unsec’d. Notes, 144A	7.750	02/15/29	299	310,920
NCL Finance Ltd.,
Gtd. Notes, 144A	6.125	03/15/28	3,819	3,840,142
Patrick Industries, Inc.,
Gtd. Notes, 144A	4.750	05/01/29	1,130	1,111,481
Gtd. Notes, 144A	6.375	11/01/32	1,098	1,095,896
Viking Cruises Ltd.,
Gtd. Notes, 144A	9.125	07/15/31	2,543	2,666,953
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A	5.625	02/15/29	758	757,182

				25,156,470

Lodging 1.1%

Boyd Gaming Corp.,
Gtd. Notes, 144A	4.750	06/15/31	2,013	1,932,391
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	3.625	02/15/32	1,006	913,856
MGM Resorts International,
Gtd. Notes	4.625	09/01/26	3,939	3,939,000
Gtd. Notes	4.750	10/15/28	1,290	1,280,431
Gtd. Notes	5.500	04/15/27	2,854	2,859,585
Gtd. Notes	6.125	09/15/29	487	492,462
Gtd. Notes	6.500	04/15/32	1,603	1,602,206
Wyndham Hotels & Resorts, Inc.,
Gtd. Notes, 144A	5.625	03/01/33	455	445,832
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.125	12/15/29	500	487,856
Sr. Unsec’d. Notes, 144A	5.625	08/26/28	1,600	1,591,572

				15,545,191

Machinery-Construction & Mining 0.7%

Solaris Energy Infrastructure LLC,
Gtd. Notes, 144A	6.375	05/15/31	3,778	3,751,160
Terex Corp.,
Gtd. Notes, 144A	5.000	05/15/29	4,054	4,017,269
Gtd. Notes, 144A	6.250	10/15/32	1,409	1,422,012

				9,190,441

See Notes to Financial Statements.

PGIM Fixed Income ETFs 61

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Machinery-Diversified 0.4%

Columbus McKinnon Corp.,
Sr. Sec’d. Notes, 144A	7.125%	02/01/33		440	$445,011
Esab Corp.,
Gtd. Notes, 144A	5.625	04/01/31		495	492,356
Gtd. Notes, 144A	6.250	04/15/29		240	243,205
GrafTech Finance, Inc.,
Sec’d. Notes, 144A	4.625	12/23/29		1,187	661,366
LSF12 Helix Parent LLC,
Sr. Sec’d. Notes, 144A	7.125	02/01/33		1,116	1,115,717
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	11.500	09/01/28		2,880	3,000,917

					5,958,572

Media 4.1%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes, 144A	5.375	06/01/29		4,793	4,707,652
Sr. Unsec’d. Notes	4.500	05/01/32		2,529	2,220,828
Sr. Unsec’d. Notes, 144A	4.250	02/01/31		1,262	1,138,358
Sr. Unsec’d. Notes, 144A	5.000	02/01/28		2,778	2,751,640
Sr. Unsec’d. Notes, 144A	5.125	05/01/27		394	393,490
Sr. Unsec’d. Notes, 144A	7.000	02/01/33		2,129	2,079,522
CSC Holdings LLC,
Gtd. Notes, 144A(x)	3.375	02/15/31		200	104,019
Gtd. Notes, 144A(x)	4.125	12/01/30		200	105,693
Gtd. Notes, 144A(x)	5.375	02/01/28		2,980	1,615,001
Gtd. Notes, 144A(x)	5.500	04/15/27		2,585	1,496,205
Gtd. Notes, 144A(x)	6.500	02/01/29		200	106,173
Sr. Unsec’d. Notes, 144A(x)	4.625	12/01/30		2,875	619,941
Sr. Unsec’d. Notes, 144A(x)	5.750	01/15/30		200	42,353
Discovery Global Holdings, Inc.,
Gtd. Notes	5.141	03/15/52		4,571	3,071,941
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29	(d)	2,166	2,000,763
Gtd. Notes	7.375	07/01/28	(d)	1,257	1,238,035
EchoStar Corp.,
Sr. Sec’d. Notes, Cash coupon 6.750% or PIK 6.750%	6.750	11/30/30		2,823	2,862,457
Sr. Sec’d. Notes	10.750	11/30/29		4,835	5,224,286
Gray Media, Inc.,
Gtd. Notes, 144A	4.750	10/15/30		1,326	1,090,610
Gtd. Notes, 144A	5.375	11/15/31		1,062	825,554
Sec’d. Notes, 144A	9.625	07/15/32		1,265	1,298,279
Sr. Sec’d. Notes, 144A	7.250	08/15/33		1,180	1,179,744
Sr. Sec’d. Notes, 144A	7.500	09/15/34		631	630,431
Sr. Sec’d. Notes, 144A	10.500	07/15/29		88	92,824
iHeartCommunications, Inc.,
Sr. Sec’d. Notes, 144A	4.750	01/15/28		350	325,729
Sr. Sec’d. Notes, 144A	7.750	08/15/30		3,775	3,152,403
Nexstar Media, Inc.,
Sr. Sec’d. Notes, 144A	6.500	09/15/33		1,496	1,502,550
Paramount Global,
Gtd. Notes	4.950	05/19/50		2,086	1,304,129
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A, PIK 9.250%	9.250	03/25/30		799	641,069
Sinclair Television Group, Inc.,
Sr. Sec’d. Notes, 144A	8.125	02/15/33		2,829	2,939,291
Sirius XM Radio LLC,
Gtd. Notes, 144A	4.000	07/15/28		1,341	1,308,402

See Notes to Financial Statements.

62

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	4.500%	05/01/29	1,776	$1,692,266
Sr. Sec’d. Notes, 144A	9.375	08/01/32	2,417	2,470,518
Virgin Media O2 Vendor Financing Notes VI DAC (Ireland),
Sr. Sec’d. Notes, 144A	8.500	03/15/33	2,275	1,547,066
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	4.500	08/15/30	200	165,885
Sr. Sec’d. Notes, 144A	5.500	05/15/29	2,380	2,199,018
VZ Secured Financing BV (Netherlands),
Sr. Sec’d. Notes, 144A	5.000	01/15/32	1,450	1,223,086

				57,367,211

Metal Fabricate/Hardware 0.1%

Roller Bearing Co. of America, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	10/15/29	1,945	1,900,064

Mining 2.6%

Arsenal AIC Parent LLC,
Sr. Sec’d. Notes, 144A	8.000	10/01/30	2,339	2,431,602
Unsec’d. Notes, 144A	11.500	10/01/31	1,832	1,943,653
Capstone Copper Corp. (Canada),
Gtd. Notes, 144A	6.750	03/31/33	834	846,884
Century Aluminum Co.,
Sr. Sec’d. Notes, 144A	6.875	08/01/32	955	979,907
Coeur Mining, Inc.,
Sr. Unsec’d. Notes, 144A	6.875	04/01/32	2,201	2,267,179
Eldorado Gold Corp. (Turkey),
Sr. Unsec’d. Notes, 144A	6.250	09/01/29	6,130	6,122,043
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.375	02/15/36	2,210	2,154,976
Gtd. Notes, 144A	7.250	02/15/34	3,195	3,274,937
Gtd. Notes, 144A	8.000	03/01/33	1,245	1,299,120
Gtd. Notes, 144A	8.625	06/01/31	1,400	1,457,825
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A	6.125	04/01/29	4,433	4,450,996
Novelis Corp.,
Gtd. Notes, 144A	3.875	08/15/31	689	629,817
Gtd. Notes, 144A	4.750	01/30/30	669	646,164
Gtd. Notes, 144A	6.875	01/30/30	1,768	1,816,747
PLS Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A	6.875	05/01/31	380	387,713
Skeena Resources Ltd. (Canada),
Sr. Sec’d. Notes, 144A	8.500	04/01/31	2,935	3,100,578
Trekor Metals Ltd. (Canada),
Sr. Sec’d. Notes, 144A	8.250	05/01/30	2,878	3,007,107

				36,817,248

Miscellaneous Manufacturing 0.8%

Amsted Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.625	05/15/30	1,165	1,127,296
Sr. Unsec’d. Notes, 144A	6.375	03/15/33	965	976,943

Avient Corp.,
Sr. Unsec’d. Notes, 144A	6.250	11/01/31	2,577	2,612,814

Axon Enterprise, Inc.,
Sr. Unsec’d. Notes, 144A	6.125	03/15/30	2,736	2,784,694
Sr. Unsec’d. Notes, 144A	6.250	03/15/33	1,092	1,110,990

See Notes to Financial Statements.

PGIM Fixed Income ETFs 63

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Miscellaneous Manufacturing (cont’d.)

Trinity Industries, Inc.,
Gtd. Notes, 144A	7.750%	07/15/28	2,505	$2,560,067

				11,172,804

Office/Business Equipment 0.1%

Zebra Technologies Corp.,
Gtd. Notes, 144A	6.500	06/01/32	749	762,711

Oil & Gas 5.7%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.500	10/01/29	698	725,010
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	6.625	07/15/33	862	870,566
Gtd. Notes, 144A	9.000	11/01/27	4,170	4,359,742
Sr. Unsec’d. Notes, 144A	5.875	06/30/29	285	284,913
Sr. Unsec’d. Notes, 144A	6.625	10/15/32	867	874,680
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	8.375	01/15/29	1,334	1,369,697
CNX Resources Corp.,
Gtd. Notes, 144A	5.875	03/01/34	420	409,417
Gtd. Notes, 144A	7.250	03/01/32	442	454,557
Comstock Resources, Inc.,
Gtd. Notes, 144A	5.875	01/15/30	2,042	1,957,329
Gtd. Notes, 144A	6.750	03/01/29	2,291	2,269,784
Crescent Energy Finance LLC,
Gtd. Notes, 144A	7.375	01/15/33	1,552	1,584,029
Gtd. Notes, 144A	7.625	04/01/32	2,314	2,377,525
Gtd. Notes, 144A	7.875	04/15/32	285	294,439
Gtd. Notes, 144A	8.375	01/15/34	457	482,433
Gtd. Notes, 144A	9.750	10/15/30	1,930	2,030,813
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	2,020	2,021,068
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	801	798,774
Sr. Unsec’d. Notes, 144A	6.000	02/01/31	2,322	2,292,495
Sr. Unsec’d. Notes, 144A	6.250	11/01/28	4,409	4,420,609
Sr. Unsec’d. Notes, 144A	6.250	04/15/32	647	635,392
Sr. Unsec’d. Notes, 144A	6.875	05/15/34	868	860,544
Sr. Unsec’d. Notes, 144A	7.250	02/15/35	817	822,351
Sr. Unsec’d. Notes, 144A	8.375	11/01/33	921	976,447
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.,
Gtd. Notes, 144A	6.625	08/15/34	425	429,714
Matador Resources Co.,
Gtd. Notes, 144A	6.000	04/15/34	740	724,080
Gtd. Notes, 144A	6.500	04/15/32	1,446	1,459,684
Nabors Industries, Inc.,
Gtd. Notes, 144A	7.625	11/15/32	3,630	3,742,346
Gtd. Notes, 144A	8.875	08/15/31	1,451	1,518,287
Gtd. Notes, 144A	9.125	01/31/30	1,304	1,368,029
Noble Finance II LLC,
Gtd. Notes, 144A	8.000	04/15/30	2,389	2,468,672
Northern Oil & Gas, Inc.,
Sr. Unsec’d. Notes, 144A	7.500	09/01/34	635	639,938
Par Petroleum LLC,
Gtd. Notes, 144A	7.375	06/01/34	1,111	1,153,080
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A	6.875	01/15/29	1,972	1,984,334
Range Resources Corp.,
Gtd. Notes, 144A	4.750	02/15/30	35	34,216

See Notes to Financial Statements.

64

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#			Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
SM Energy Co.,
Gtd. Notes, 144A	6.750%	08/01/29		65		$66,402
Gtd. Notes, 144A	8.625	11/01/30		524		549,797
Gtd. Notes, 144A	8.750	07/01/31		1,171		1,224,443
Gtd. Notes, 144A	9.625	06/15/33		2,155		2,375,318
Sunoco LP,
Gtd. Notes, 144A	5.625	03/15/31		895		889,452
Gtd. Notes, 144A	6.250	07/01/33		2,382		2,395,625
Gtd. Notes, 144A	7.000	05/01/29		4,429		4,542,878
Sr. Unsec’d. Notes, 144A	4.500	10/01/29		1,425		1,389,857
Sr. Unsec’d. Notes, 144A	4.625	05/01/30		1,409		1,364,618
Sr. Unsec’d. Notes, 144A	5.875	07/15/27		640		640,970
Sr. Unsec’d. Notes, 144A	6.625	08/15/32		283		287,527
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	4.500	05/15/29		1,610		1,573,891
Gtd. Notes	4.500	04/30/30		381		369,476
Gtd. Notes	5.875	03/15/28		2,681		2,685,348
Transocean International Ltd.,
Gtd. Notes, 144A	7.875	10/15/32		1,379		1,447,755
Gtd. Notes, 144A	8.250	05/15/29		1,902		1,975,046
Gtd. Notes, 144A	8.500	05/15/31		1,971		2,071,716
Sr. Sec’d. Notes, 144A	8.750	02/15/30		4,254		4,423,335
Valaris Ltd.,
Sec’d. Notes, 144A	8.375	04/30/30		1,784		1,853,305

						80,821,753

Oil & Gas Services 0.5%
Archrock Services LP/Archrock Partners Finance Corp., Gtd. Notes, 144A	6.000	02/01/34		500		491,475
Kodiak Gas Services LLC, Gtd. Notes, 144A	5.875	04/01/31		1,055		1,051,733
Gtd. Notes, 144A	6.500	10/01/33		889		897,563
Gtd. Notes, 144A	6.750	10/01/35		855		871,103
SESI LLC,
Sr. Sec’d. Notes, 144A	7.875	09/30/30		1,613		1,654,326
Tidewater, Inc.,
Gtd. Notes, 144A	9.125	07/15/30		850		910,364
Weatherford International Ltd.,
Gtd. Notes, 144A	6.750	10/15/33		1,353		1,378,945

						7,255,509

Packaging & Containers 2.2%
ARD Finance SA (Luxembourg), Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%	6.500	06/30/27(d)		—	(r)	—
Ardagh Group SA,
Sec’d. Notes, 144A, Cash coupon 5.500% and PIK 6.500%	11.000	12/01/30		1,217		1,168,510
Sec’d. Notes, 144A, Cash coupon 5.000% and PIK 6.000%	11.000	12/01/30	EUR	104		116,225
Sr. Sec’d. Notes, 144A	9.500	12/01/30		2,043		2,134,105
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC,
Sr. Sec’d. Notes, 144A	3.250	09/01/28		200		194,437
Sr. Sec’d. Notes, 144A	6.250	01/30/31		670		673,403
Sr. Unsec’d. Notes, 144A	4.000	09/01/29		950		910,580
Ball Corp.,
Gtd. Notes	5.500	09/15/33		384		380,969
Clydesdale Acquisition Holdings, Inc.,
Gtd. Notes, 144A	8.750	04/15/30		2,646		2,613,582
Sr. Sec’d. Notes, 144A	6.750	04/15/32		893		872,110

See Notes to Financial Statements.

PGIM Fixed Income ETFs 65

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)
Clydesdale Acquisition Holdings, Inc., (cont’d.) Sr. Sec’d. Notes, 144A	6.875%	01/15/30	3,447	$3,449,146
Iris Holding, Inc.,
Sr. Unsec’d. Notes, 144A	10.000	12/15/28	1,939	1,711,126
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A	7.875	04/15/30	4,541	4,631,292
Sword Purchaser LLC,
Sr. Sec’d. Notes, 144A	8.250	04/15/33	676	699,307
Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo US LLC (Canada),
Sr. Sec’d. Notes, 144A	9.500	05/15/30	2,225	2,128,722
Trident TPI Holdings, Inc., Gtd. Notes, 144A	12.750	12/31/28	7,502	7,501,635
TriMas Corp.,
Gtd. Notes, 144A	4.125	04/15/29	1,497	1,440,829

				30,625,978

Pharmaceuticals 1.7%
1261229 BC Ltd., Sr. Sec’d. Notes, 144A	10.000	04/15/32	5,836	6,062,149
AdaptHealth LLC,
Gtd. Notes, 144A	4.625	08/01/29	3,181	3,005,988
Gtd. Notes, 144A	5.125	03/01/30	3,295	3,086,718
Bausch Health Cos., Inc. (Canada),
Gtd. Notes, 144A	5.000	01/30/28	88	81,278
Gtd. Notes, 144A	5.000	02/15/29	1,026	811,957
Gtd. Notes, 144A	5.250	01/30/30	2,741	1,951,849
Gtd. Notes, 144A	5.250	02/15/31	41	26,242
Gtd. Notes, 144A	6.250	02/15/29	300	248,009
Gtd. Notes, 144A	7.000	01/15/28	264	246,984
Sr. Sec’d. Notes, 144A	4.875	06/01/28	585	560,157
Sr. Sec’d. Notes, 144A	11.000	09/30/28	4,263	4,495,767
Gainwell Acquisition Corp.,
Sr. Sec’d. Notes, 144A	9.000	09/01/31	1,870	1,949,705
Organon & Co./Organon Foreign Debt Co-Issuer BV, Sr. Unsec’d. Notes, 144A	5.125	04/30/31	875	874,492

				23,401,295

Pipelines 4.4%
Antero Midstream Partners LP/Antero Midstream Finance Corp., Gtd. Notes, 144A	5.375	06/15/29	1,264	1,264,773
Gtd. Notes, 144A	5.750	07/01/34	295	289,481
Gtd. Notes, 144A	6.625	02/01/32	477	487,174
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.000	07/15/29	1,167	1,199,821
Sr. Unsec’d. Notes, 144A	7.250	07/15/32	571	590,234
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.875	01/15/29	2,114	2,126,215
Gtd. Notes, 144A	7.125	07/01/33	204	209,653
Gtd. Notes, 144A	8.250	01/15/32	186	194,320
Howard Midstream Energy Partners LLC,
Sr. Unsec’d. Notes, 144A	6.625	01/15/34	1,319	1,330,320
Sr. Unsec’d. Notes, 144A	6.625	01/15/35	435	437,317
NGL Energy Operating LLC/NGL Energy Finance Corp.,
Sr. Sec’d. Notes, 144A	8.125	02/15/29	684	705,699
Sr. Sec’d. Notes, 144A	8.375	02/15/32	1,180	1,236,533
Prairie Acquiror LP,
Sr. Sec’d. Notes, 144A	9.000	08/01/29	235	243,190

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	4.800%		05/15/30	949	$922,227
Sr. Unsec’d. Notes, 144A	4.950		07/15/29	558	552,018
Sr. Unsec’d. Notes, 144A	6.750		03/15/33	2,410	2,458,301
Sr. Unsec’d. Notes, 144A	7.500		07/15/38	92	96,657
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500		01/15/28	2,688	2,687,804
Gtd. Notes, 144A	6.000		12/31/30	1,652	1,649,671
Gtd. Notes, 144A	6.000		09/01/31	1,100	1,087,660
Gtd. Notes, 144A	6.750		03/15/34	465	468,632
Sr. Unsec’d. Notes, 144A	7.375		02/15/29	1,494	1,533,404
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875		08/15/29	1,131	1,084,114
Sr. Sec’d. Notes, 144A	4.125		08/15/31	4,012	3,749,351
Sr. Sec’d. Notes, 144A	6.000		05/01/36	1,327	1,321,577
Sr. Sec’d. Notes, 144A	6.250		01/15/30	1,808	1,845,944
Venture Global LNG, Inc.,
Jr. Sub. Notes, 144A	9.000	(ff)	09/30/29(oo)	3,152	3,191,804
Sr. Sec’d. Notes, 144A	7.000		01/15/30	852	876,295
Sr. Sec’d. Notes, 144A	9.500		02/01/29	5,182	5,573,533
Sr. Sec’d. Notes, 144A	9.875		02/01/32	4,409	4,697,561
Venture Global Plaquemines LNG LLC,
Sr. Sec’d. Notes, 144A	6.125		12/15/30	5,430	5,541,426
Sr. Sec’d. Notes, 144A	6.500		01/15/34	3,092	3,196,767
Sr. Sec’d. Notes, 144A	6.500		06/15/34	2,282	2,361,168
Sr. Sec’d. Notes, 144A	6.750		01/15/36	743	782,059
Sr. Sec’d. Notes, 144A	7.500		05/01/33	3,586	3,893,633
Sr. Sec’d. Notes, 144A	7.750		05/01/35	1,819	2,020,532

					61,906,868

Real Estate 1.5%
CoreLogic, Inc., Sec’d. Notes, 144A	12.000		02/01/32	1,240	1,185,398
Sr. Sec’d. Notes, 144A	9.000		08/01/31	2,295	2,284,965
Five Point Operating Co. LP, Gtd. Notes, 144A	8.000		10/01/30	1,134	1,164,153
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	7.750		09/01/30	50	51,940
Howard Hughes Corp. (The), Gtd. Notes, 144A	4.125		02/01/29	2,044	1,979,456
Gtd. Notes, 144A	4.375		02/01/31	1,587	1,498,075
Sr. Unsec’d. Notes, 144A	5.875		03/01/32	1,451	1,425,164
Sr. Unsec’d. Notes, 144A	6.125		03/01/34	1,428	1,401,894
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250		04/15/29	4,464	4,329,378
Kennedy-Wilson, Inc., Gtd. Notes, 144A	7.000		06/01/31	2,052	2,099,517
Gtd. Notes, 144A	7.250		06/01/33	3,186	3,244,110

					20,664,050

Real Estate Investment Trusts (REITs) 2.4%
Brandywine Operating Partnership LP, Gtd. Notes	6.125		01/15/31	1,956	1,900,186
Gtd. Notes	8.875		04/12/29	950	1,003,434
Diversified Healthcare Trust,
Gtd. Notes	4.375		03/01/31	79	72,029
Sr. Sec’d. Notes, 144A	7.250		10/15/30	2,623	2,688,149

See Notes to Financial Statements.

PGIM Fixed Income ETFs 67

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
Diversified Healthcare Trust, (cont’d.)
Sr. Unsec’d. Notes	4.750%	02/15/28	1,089	$1,065,409
Iron Mountain, Inc., Gtd. Notes, 144A	6.250	01/15/35	1,075	1,062,853
Millrose Properties, Inc., Gtd. Notes, 144A	6.250	09/15/32	2,206	2,214,261
Gtd. Notes, 144A	6.375	08/01/30	2,881	2,922,107
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	3.500	03/15/31	1,054	654,831
Sr. Sec’d. Notes, 144A	8.500	02/15/32	1,544	1,565,133
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Gtd. Notes, 144A	7.000	02/01/30	1,102	1,127,578
Sr. Sec’d. Notes, 144A	4.875	05/15/29	1,150	1,127,884
Sr. Sec’d. Notes, 144A	5.875	10/01/28	353	352,453
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes, 144A	4.500	02/15/29	131	128,821
Gtd. Notes, 144A	5.750	03/15/34	475	468,102
Gtd. Notes, 144A	6.250	02/15/35	625	628,273
Gtd. Notes, 144A	6.500	04/01/32	2,251	2,291,356
Gtd. Notes, 144A	6.500	06/15/33	1,000	1,019,525
Rithm Capital Corp., Sr. Unsec’d. Notes, 144A	8.000	04/01/29	1,951	1,979,099
Sr. Unsec’d. Notes, 144A	8.000	07/15/30	660	663,309
SBA Communications Corp., Sr. Unsec’d. Notes	3.125	02/01/29	2,191	2,095,299
Starwood Property Trust, Inc.,
Gtd. Notes, 144A	5.250	10/15/28	1,350	1,340,263
Sr. Unsec’d. Notes, 144A	5.875	08/15/29	1,706	1,713,014
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	25	25,139
Sr. Unsec’d. Notes, 144A	6.500	07/01/30	100	101,746
Sr. Unsec’d. Notes, 144A	6.500	10/15/30	2,861	2,910,282
Sr. Unsec’d. Notes, 144A	7.250	04/01/29	1,025	1,057,154

				34,177,689

Retail 2.6%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A	4.000	10/15/30	891	840,830
Sec’d. Notes, 144A	4.375	01/15/28	365	361,321
Sr. Sec’d. Notes, 144A	3.500	02/15/29	300	288,751
Sr. Sec’d. Notes, 144A	3.875	01/15/28	946	930,717
Sr. Sec’d. Notes, 144A	6.125	06/15/29	2,025	2,049,672
Carvana Co.,
Sr. Sec’d. Notes, 144A	9.000	06/01/31	3,204	3,535,201
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Gtd. Notes, 144A	6.750	01/15/30	3,082	3,020,493
Sr. Sec’d. Notes, 144A	4.625	01/15/29	1,987	1,937,436
FirstCash, Inc.,
Gtd. Notes, 144A	6.125	05/01/34	1,596	1,577,207
Gap, Inc. (The),
Gtd. Notes, 144A	3.625	10/01/29	688	650,543
Gtd. Notes, 144A	3.875	10/01/31	4,111	3,774,228
LBM Acquisition LLC, Gtd. Notes, 144A	6.250	01/15/29	1,146	727,931
Sr. Sec’d. Notes, 144A	9.500	06/15/31	2,388	1,981,150
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A	4.875	05/01/29	2,913	2,847,929
Lithia Motors, Inc., Gtd. Notes, 144A	4.625	12/15/27	2,219	2,210,874

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
Lithia Motors, Inc., (cont’d.)
Gtd. Notes, 144A	5.500%	10/01/30	890	$883,444
Sr. Unsec’d. Notes, 144A	3.875	06/01/29	256	245,747
Murphy Oil USA, Inc., Gtd. Notes, 144A	5.875	06/01/34	1,150	1,140,627
Park River Holdings, Inc., Sec’d. Notes, 144A	8.750	12/31/30	2,188	2,072,850
Sr. Sec’d. Notes, 144A	8.000	03/15/31	1,578	1,586,220
QXO Building Products, Inc., Gtd. Notes, 144A	6.500	07/15/31	910	920,469
Sr. Sec’d. Notes, 144A	6.750	04/30/32	143	146,472
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	6.750	04/01/32	653	668,463
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes, 144A	5.000	06/01/31	640	606,090
Superior Plus LP/Superior General Partner, Inc. (Canada), Gtd. Notes, 144A	4.500	03/15/29	171	165,854
White Cap Supply Holdings LLC,
Gtd. Notes, 144A	7.375	11/15/30	1,344	1,364,319

				36,534,838

Semiconductors 0.1%
Entegris, Inc., Gtd. Notes, 144A	4.375	04/15/28	200	197,647
Sr. Sec’d. Notes, 144A	4.750	04/15/29	1,396	1,375,755

				1,573,402

Software 1.5%
CoreWeave, Inc., Gtd. Notes, 144A	9.000	02/01/31	2,814	2,524,859
Gtd. Notes, 144A	9.250	06/01/30	8,241	7,654,950
Gtd. Notes, 144A	9.625	07/15/32	800	707,444
Gtd. Notes, 144A	9.750	10/01/31	1,998	1,785,910
Fair Isaac Corp.,
Sr. Unsec’d. Notes, 144A	4.000	06/15/28	775	757,031
OAK-Eagle Acquireco, Inc., Sr. Sec’d. Notes, 144A	7.250	07/01/33	2,653	2,759,524
SS&C Technologies, Inc., Gtd. Notes, 144A	5.500	09/30/27	5,316	5,318,547

				21,508,265

Telecommunications 7.7%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A	9.625	07/15/27	600	380,904
Altice France SA (France), Sr. Sec’d. Notes, 144A	9.500	11/01/29	627	635,652
APLD ComputeCo 2 LLC, Sr. Sec’d. Notes, 144A	6.750	03/15/31	3,316	3,188,890
APLD ComputeCo 3 LLC, Sr. Sec’d. Notes, 144A	7.000	06/15/31	3,486	3,357,406
APLD ComputeCo LLC,
Sr. Sec’d. Notes, 144A	9.250	12/15/30	4,921	5,188,165
Black Pearl Compute LLC, Sr. Sec’d. Notes, 144A	6.125	02/15/31	3,237	3,240,950
Cipher Compute LLC,
Sr. Sec’d. Notes, 144A	7.125	11/15/30	2,322	2,355,020

See Notes to Financial Statements.

PGIM Fixed Income ETFs 69

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Connect Finco Sarl/Connect US Finco LLC (United Kingdom), Sr. Sec’d. Notes, 144A	9.000%	09/15/29	400	$418,693
Connect Holding II LLC, Sr. Sec’d. Notes, 144A	10.500	04/03/31	7,593	6,793,410
Core Scientific Finance I LLC,
Sr. Sec’d. Notes, 144A	7.750	05/15/31	4,492	4,357,586
Digicel Group Holdings Ltd. (Jamaica), Sr. Sec’d. Notes, Series 1B14, 144A(x)	0.000	12/31/30	97	10
Sr. Sec’d. Notes, Series 3B14, 144A^(x)	0.000	12/31/30	5	—
Digicel International Finance Ltd./DIFL US LLC (Jamaica),
Sr. Sec’d. Notes, 144A(x)	8.625	08/01/32	810	842,036
ELK Grove Village Property LLC, Sr. Sec’d. Notes, 144A	7.500	06/15/31	785	755,907
Flash Compute LLC,
Sr. Sec’d. Notes, 144A	7.250	12/31/30	1,356	1,364,585
Iliad Holding SAS (France), Sr. Sec’d. Notes, 144A	7.000	10/15/28	4,314	4,321,857
Sr. Sec’d. Notes, 144A	7.000	04/15/32	1,125	1,136,686
Sr. Sec’d. Notes, 144A	8.500	04/15/31	1,450	1,519,549
Level 3 Financing, Inc., Gtd. Notes, 144A	3.750	07/15/29	568	539,911
Gtd. Notes, 144A	7.500	02/15/37	1,152	1,142,335
Gtd. Notes, 144A	8.500	01/15/36	8,192	8,560,165
Sr. Sec’d. Notes, 144A	6.875	06/30/33	2,105	2,138,991
Sr. Sec’d. Notes, 144A	7.000	03/31/34	3,188	3,261,011
Lumen Technologies, Inc., Sr. Unsec’d. Notes, 144A	5.375	06/15/29	772	740,249
Meridian Arc Holdco LLC, Sr. Sec’d. Notes, 144A	6.250	04/30/31	9,096	8,646,407
PR RNO Property Owner 1 LLC, Sr. Sec’d. Notes, 144A	6.500	05/01/31	7,480	6,929,911
Sable International Finance Ltd. (Panama),
Sr. Sec’d. Notes, 144A	7.125	10/15/32	700	691,299
SV RNO Property Owner 1 LLC, Sr. Sec’d. Notes, 144A	5.875	03/01/31	8,141	7,470,332
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC,
Gtd. Notes, 144A	6.500	02/15/29	6,016	5,944,932
Gtd. Notes, 144A	8.625	06/15/32	150	154,097
Gtd. Notes, 144A	8.625	06/15/32	1,366	1,400,685
Sr. Sec’d. Notes, 144A	4.750	04/15/28	513	511,119
Uniti Services LLC,
Sr. Sec’d. Notes, 144A	7.500	10/15/33	5,073	5,237,848
Windstream Services LLC/Windstream Escrow Finance Corp.,
Sr. Sec’d. Notes, 144A	8.250	10/01/31	5,063	5,290,524
WULF Compute LLC,
Sr. Sec’d. Notes, 144A	7.750	10/15/30	5,633	5,855,788
Yondr JK 1 LLC,
Sr. Sec’d. Notes, 144A	6.875	06/30/31	1,330	1,245,564
Zayo Group Holdings, Inc., Sr. Sec’d. Notes, 144A, Cash coupon 5.750% and PIK 0.500%	6.250	03/09/30	905	905,384
Sr. Sec’d. Notes, 144A, Cash coupon 7.125% and PIK 1.875%	9.000	09/09/30	2,402	2,387,178

				108,911,036

Transportation 0.4%
GB AIT Buyer, Inc.,
Sr. Unsec’d. Notes, 144A	8.750	04/30/34	345	351,384
RXO, Inc.,
Gtd. Notes, 144A	6.375	05/15/31	309	310,049

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Transportation (cont’d.)
Star Leasing Co. LLC, Sec’d. Notes, 144A	7.625%		02/15/30	3,274	$3,242,960
XPO, Inc.,
Gtd. Notes, 144A	7.125		02/01/32	2,290	2,364,295

					6,268,688

TOTAL CORPORATE BONDS (cost $1,301,474,547)					1,286,479,370

FLOATING RATE AND OTHER LOANS 3.2%

Airlines 0.0%
Vista Management Holding, Inc.,
Initial Term Loan, 3 Month SOFR + 3.750%	7.475	(c)	04/01/31	212	212,842

Auto Parts & Equipment 0.0%
First Brands Group LLC, 2021 Second Lien Term Loan	13.070		03/30/28(d)	265	47
Tenneco, Inc.,
Term A Loan, 2 Month SOFR + 4.850%	8.502	(c)	11/17/28	363	362,701
Term B Loan, 3 Month SOFR + 5.100%	8.833	(c)	11/17/28	320	319,840

					682,588

Building Materials 0.0%
American Bath/CP Atlas Buyer, Inc., 2025 Term B Loan, 1 Month SOFR + 5.250%	8.936	(c)	07/08/30	109	93,728
Cornerstone Building Brands, Inc.,
New Term B Loan, 3 Month SOFR + 3.350%	7.014	(c)	04/12/28	249	120,931
Quikrete Holdings, Inc.,
Tranche B-3 Term Loan, 1 Month SOFR + 2.250%	5.936	(c)	02/10/32	123	123,554

					338,213

Chemicals 0.3%
ARC Falcon I, Inc. (Canada), Initial Term B Loan, 1 Month SOFR + 4.500%	8.206	(c)	04/01/33	470	454,626
Iris Holdings Ltd.,
Initial Term Loan, 3 Month SOFR + 4.850%	8.673	(c)	06/28/28	143	137,611
SCIH Salt Holdings, Inc.,
Term B Loan, 3 Month SOFR + 2.750%	6.499	(c)	08/13/31	729	725,508
Starfruit Finco BV (Netherlands), 2026 Term B Loan, 3 Month SOFR + 3.500%	7.187	(c)	07/08/31	750	752,580
TPC Group, Inc.,
Initial Term Loan, 3 Month SOFR + 5.750%	9.417	(c)	12/16/31	2,680	2,677,846
Venator Finance Sarl,
Initial First Out Term Loan^	13.894		12/31/27(d)	91	67,914
Term Loan, 3 Month SOFR + 8.000%^	13.905	(c)	10/12/28(d)	167	3,335
Venator Materials LLC,
First Out Term B Loan, 3 Month SOFR + 8.000%^	14.002	(c)	07/16/26(d)	92	68,710

					4,888,130

Commercial Services 0.1%
Allied Universal Holdco LLC, Amendment No. 7 Replacement USD Term Loan, 1 Month SOFR + 3.250%	6.936	(c)	08/20/32	488	489,675
Catawba Nation Gaming Authority,
Initial Term B Loan, 3 Month SOFR + 4.750%	8.573	(c)	03/29/32	735	742,813

See Notes to Financial Statements.

PGIM Fixed Income ETFs 71

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Commercial Services (cont’d.)
MPH Acquisition Holdings LLC, First Term Out Loan, 3 Month SOFR + 3.750%	7.573	%(c)	12/31/30	205	$206,064
Second Out Term Loan, 3 Month SOFR + 4.862%	8.684	(c)	12/31/30	99	89,468

					1,528,020

Computers 0.0%
Bingo Holdings I LLC, Term Loan, 3 Month SOFR + 4.750%	8.482	(c)	06/30/32	323	321,505
McAfee Corp.,
Refinancing Tranche B-1, 1 Month SOFR + 3.000%	6.686	(c)	03/01/29	54	51,049

					372,554

Electric 0.0%
Heritage Power LLC, Term Loan, 3 Month SOFR + 7.000%	9.232	(c)	07/20/28	16	15,956

Entertainment 0.3%
Crown Finance US, Inc. (United Kingdom), Term B Loan, 1 Month SOFR + 4.500%	8.147	(c)	12/02/31	422	423,426
Discovery Global Holdings, Inc.,
Initial Dollar Term Loan, 1 Month SOFR + 2.500%	6.186	(c)	06/03/33	1,103	1,105,517
J&J Ventures Gaming LLC,
2025 Term Loan, 1 Month SOFR + 3.500%	7.186	(c)	04/26/30	2,076	2,052,645

					3,581,588

Environmental Control 0.0%
GFL Environmental Holdings US, Inc., Initial Term Loan	—	(p)	08/31/33	300	301,125

Forest Products & Paper 0.0%
Magnera Corp.,
New Term Loan, 3 Month SOFR + 4.250%	8.073	(c)	11/04/31	52	52,514

Healthcare-Services 0.0%
LifePoint Health, Inc.,
Term B Loan, 3 Month SOFR + 3.750%	7.503	(c)	05/16/31	584	558,146

Insurance 0.1%
Acrisure LLC, 2024 Repricing Term B-6 Loan, 1 Month SOFR + 3.000%	6.686	(c)	11/06/30	66	56,203
2025 Term B-7 Loan, 1 Month SOFR + 3.250%	6.936	(c)	06/21/32	167	131,975
Asurion LLC,
New B-04 Term Loan, 3 Month SOFR + 5.512%	9.334	(c)	01/20/29	1,117	1,118,265
New B-12 Term Loan, 3 Month SOFR + 4.250%	8.073	(c)	09/19/30	171	169,886

					1,476,329

Internet 0.1%
Arches Buyer, Inc., Amendment No. 7 Refinancing Term Loan, 1 Month SOFR + 4.250%	7.936	(c)	08/04/31	988	975,976
Diamond Sports Net LLC, First Lien Exit Term Loan	12.000		01/03/28	53	8,712

					984,688

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Machinery-Diversified 0.1%
Graftech Global Enterprises, Inc.,
Delayed Draw Term Loan, 3 Month SOFR + 6.000%	9.733	%(c)	12/21/29	433	$417,401
Initial Term Loan, 3 Month SOFR + 6.000%	9.810	(c)	12/21/29	757	730,366

					1,147,767

Media 1.1%
Altice Financing SA (Luxembourg), 2022 Dollar Loan, 3 Month SOFR + 5.000%	8.753	(c)	10/31/27	222	137,088
CSC Holdings LLC,
September 2019 Term Loan, PRIME + 1.500%	8.250	(c)	04/15/27	5,731	3,381,177
iHeartCommunications, Inc.,
Refinanced Term B Loan, 1 Month SOFR + 5.889%	9.576	(c)	05/01/29	638	565,266
Radiate Holdco LLC,
Closing Date Term Loan, 1 Month SOFR + 4.000%	7.686	(c)	06/26/29	50	49,937
Delayed Draw Term Loan, 1 Month SOFR + 4.000%	4.593	(c)	06/26/29	50	49,938
First Out Term Loan, 1 Month SOFR + 5.114%	8.801	(c)	09/25/29	13,023	11,453,624

					15,637,030

Packaging & Containers 0.1%
LABL, Inc., 2026 (USD) Term Loan, 3 Month SOFR + 4.875%	11.136	(c)	05/02/33	1,130	954,612

Retail 0.2%
Carvana Co.,
Term B Loan, 1 Month SOFR + 2.250%	5.936	(c)	08/15/33	2,025	2,013,194
LBM Acquisition LLC,
Incremental Term B Loan, 1 Month SOFR + 3.850%	7.538	(c)	06/06/31	355	273,809

					2,287,003

Software 0.4%
Coreweave Financing V LLC, Delayed Draw Term Loan, 1 Month SOFR + 5.500%	5.076	(c)	09/01/31	467	468,606
Lambda, Inc., Term Loan	—	(p)	12/31/30	35	35,164
Oak-Eagle Acquireco, Inc.,
Tranche A-1 Term Loan, 1 Month SOFR + 2.500%^	2.500	(c)	03/23/29	4,675	4,675,000
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%	9.051	(c)	07/14/28	167	81,146

					5,259,916

Telecommunications 0.4%
Connect Finco Sarl (United Kingdom), Amendment No. 4 Term Loan, 1 Month SOFR + 4.500%	8.186	(c)	09/27/29	138	138,436
Connect Holdings II LLC,
Delayed Draw Term B Loan, 1 Month SOFR + 4.250%	7.936	(c)	04/03/31	3,037	2,589,042
Digicel International Finance Ltd. (Jamaica), Term B Loan, 3 Month SOFR + 4.500%	8.232	(c)	08/06/32	539	543,209
Viasat, Inc.,
Initial Term Loan, 1 Month SOFR + 4.614%	8.273	(c)	05/30/30	295	297,254
Xplore, Inc.,
Initial Term Loan, 3 Month SOFR + 5.262%^	9.013	(c)	08/04/27	58	57,815
Initial Term Loan, 3 Month SOFR + 5.262%	9.084	(c)	10/24/29	64	59,114
Second Out Term Loan, 3 Month SOFR + 1.762%	6.000	(c)	10/24/31	246	168,007

See Notes to Financial Statements.

PGIM Fixed Income ETFs 73

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Telecommunications (cont’d.)

Zayo Group Holdings, Inc.,
Dollar Term Loan, 1 Month SOFR + 3.614%	7.301%(c)	03/11/30	1,147	$1,148,327

				5,001,204

TOTAL FLOATING RATE AND OTHER LOANS
(cost $47,613,378)				45,280,225

U.S. TREASURY OBLIGATIONS 2.2%
U.S. Treasury Notes(k)	3.500	09/30/26	125	124,956
U.S. Treasury Notes(k)	3.500	10/31/27	3,055	3,028,269
U.S. Treasury Notes(k)	3.500	12/15/28	5,330	5,230,063
U.S. Treasury Notes(k)	3.500	11/30/30	4,460	4,292,402
U.S. Treasury Notes(k)	3.750	04/30/28	6,520	6,460,403
U.S. Treasury Notes(k)	3.875	03/31/28	305	302,963
U.S. Treasury Notes(k)	4.000	05/31/28	3,190	3,172,430
U.S. Treasury Notes(k)	4.000	11/15/35	1,040	984,425
U.S. Treasury Notes(k)	4.125	10/31/26	250	250,068
U.S. Treasury Notes	4.125	06/30/28	7,020	6,994,223
U.S. Treasury Notes(k)	4.625	02/15/35	745	741,624

TOTAL U.S. TREASURY OBLIGATIONS
(cost $31,921,556)				31,581,826

			Shares

AFFILIATED EXCHANGE-TRADED FUND 1.0%

Fixed Income
PGIM AAA CLO ETF
(cost $14,114,456)(wa)			275,000	14,110,250

COMMON STOCKS 0.1%

Chemicals 0.0%

Cornerstone Chemical Co.*^(x)			1,807	9,035
TPC Group, Inc.*			6,118	148,869
Venator Materials PLC*^(x)			433	—

				157,904

Containers & Packaging 0.0%
Ardagh Holdings SA (Luxembourg)*			59	324
Labels Buyer LLC			761	54,031
LABL, Inc.*			55	3,905

				58,260

Gas Utilities 0.0%

Ferrellgas Partners LP*			13,260	293,179

Interactive Media & Services 0.0%

Diamond Sports Group LLC*(x)			11,899	2,582

Oil, Gas & Consumable Fuels 0.1%
Expand Energy Corp.			1,673	164,222
Heritage Power LLC, Exit Financing - Participation on Account of Backstop Shares & Exit Financing - Reserve Shares*(x)			94	7,238

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)

Heritage Power LLC, Exit Financing Participation Shares & Backstop Shares*(x)	6,884	$530,068
Heritage Power LLC, Litigation Trust Interests*^(x)	2,456	1,228

		702,756

Wireless Telecommunication Services 0.0%

Digicel International Finance Ltd. (Jamaica)*(x)	23,916	637,768
Stonepeak Falcon Holdings, Inc. (Canada) (Class A Stock)*(x)	21,241	15,332
Xplore, Inc. (Canada), CVR*^(x)	1,100	—

		653,100

TOTAL COMMON STOCKS (cost $1,514,203)		1,867,781

PREFERRED STOCKS 0.2%

Containers & Packaging 0.0%

Labels Buyer LLC, Series A, 12.000%, Maturing 09/29/26	419	310,060

LABL, Inc., Backstop Commitment & Holdback - 4(a)(2) Exempt, 12.000%, Maturing 12/31/79	87	64,380

		374,440

Electronic Equipment, Instruments & Components 0.2%

Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31^	2,100	2,283,750

Wireless Telecommunication Services 0.0%

Digicel International Finance Ltd. (Jamaica)*^(x)	1,207	42,788

TOTAL PREFERRED STOCKS (cost $2,670,563)		2,700,978

	Units

WARRANTS* 0.0%

Containers & Packaging
Labels Buyer LLC, expiring 04/29/33 (cost $2,648)	331	593

TOTAL LONG-TERM INVESTMENTS (cost $1,401,133,713)		1,383,834,132

	Shares

SHORT-TERM INVESTMENT 1.8%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 3.780%) (cost $25,104,409)(wa)	25,104,409	25,104,409

TOTAL INVESTMENTS 99.4% (cost $1,426,238,122)		1,408,938,541
Other assets in excess of liabilities(z) 0.6%		8,276,770

NET ASSETS 100.0%		$1,417,215,311

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $7,209,575 and 0.5% of net assets.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 75

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2026.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2026. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(r)	Principal or notional amount is less than $500 par.
(wa)	Represents investments in Funds affiliated with the Manager.
(x)

The following represents restricted securities that are acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law.

(x)	Restricted Securities:

				Percentage
	Acquisition	Original	Market	of
Issuer	Date	Cost	Value	Net Assets
Camelot Return Merger Sub, Inc., Sr. Sec’d. Notes, 144A, 8.750%, 08/01/28	07/20/22-03/03/26	$1,626,504	$1,005,818	0.1%
Cornerstone Building Brands, Inc., Gtd. Notes, 144A, 6.125%, 01/15/29	09/10/20-11/07/25	1,156,479	138,875	0.0
Cornerstone Chemical Co.*^	12/06/23	34,333	9,035	0.0
Cornerstone Chemical Co. LLC, Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 10.000%, 10.000%, 05/07/29	05/07/25-04/30/26	37,521	38,223	0.0
CP Atlas Buyer, Inc., Sr. Sec’d. Notes, 144A, 9.750%, 07/15/30	07/01/25-08/11/26	530,393	466,700	0.0
CSC Holdings LLC, Gtd. Notes, 144A, 3.375%, 02/15/31	02/19/21	194,900	104,019	0.0
CSC Holdings LLC, Gtd. Notes, 144A, 4.125%, 12/01/30	06/02/20	200,000	105,693	0.0
CSC Holdings LLC, Gtd. Notes, 144A, 5.375%, 02/01/28	01/19/22-12/17/25	2,648,334	1,615,001	0.1
CSC Holdings LLC, Gtd. Notes, 144A, 5.500%, 04/15/27	04/04/23-12/18/25	2,405,669	1,496,205	0.1
CSC Holdings LLC, Gtd. Notes, 144A, 6.500%, 02/01/29	12/18/25	129,500	106,173	0.0
CSC Holdings LLC, Sr. Unsec’d. Notes, 144A, 4.625%, 12/01/30	06/04/24-01/21/26	1,206,576	619,941	0.1
CSC Holdings LLC, Sr. Unsec’d. Notes, 144A, 5.750%, 01/15/30	02/14/22	181,500	42,353	0.0
Diamond Sports Group LLC*	01/02/25	31,148	2,582	0.0
Digicel Group Holdings Ltd. (Jamaica), Sr. Sec’d. Notes, Series 1B14, 144A, 0.000%, 12/31/30	11/14/23	10	10	0.0
Digicel Group Holdings Ltd. (Jamaica), Sr. Sec’d. Notes, Series 3B14, 144A, 0.000%, 12/31/30^	11/14/23	—	—	0.0
Digicel International Finance Ltd. (Jamaica)*^	01/26/24-01/29/24	1,990	42,788	0.0
Digicel International Finance Ltd. (Jamaica)*	01/29/24	29,016	637,768	0.1
Digicel International Finance Ltd./DIFL US LLC (Jamaica), Sr. Sec’d. Notes, 144A, 8.625%, 08/01/32	07/30/25	810,000	842,036	0.1
Heritage Power LLC, Exit Financing - Participation on Account of Backstop Shares & Exit Financing - Reserve Shares*	11/21/23	—	7,238	0.0
Heritage Power LLC, Exit Financing Participation Shares & Backstop Shares*	11/21/23-11/01/24	273,857	530,068	0.0
Heritage Power LLC, Litigation Trust Interests*^	11/21/23	1,228	1,228	0.0
Stonepeak Falcon Holdings, Inc. (Canada) (Class A Stock)*	10/17/24-10/24/24	93,926	15,332	0.0
Venator Materials PLC*^	09/26/18-10/17/23	612,979	—	0.0
Xplore, Inc. (Canada), CVR*^	10/24/24	—	—	0.0

Total		$12,205,863	$7,827,086	0.6%

(z) Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitments outstanding at August 31, 2026:

	Principal
	Amount	Current	Unrealized	Unrealized
Borrower	(000)#	Value	Appreciation	Depreciation
Coreweave Financing V LLC, Delayed Draw Term Loan, 0.500%, Maturity Date 09/01/31 (cost $541,009)	558	$558,957	$17,948	$—
Radiate Holdco LLC, Delayed Draw Term Loan, 1.500%, Maturity Date 06/26/29 (cost $100,000)	100	99,875	—	(125)

		$658,832	$17,948	$(125)

Futures contracts outstanding at August 31, 2026:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
796	5 Year U.S. Treasury Notes	Dec. 2026	$84,139,691	$(358,799)
939	10 Year U.S. Treasury Notes	Dec. 2026	101,089,219	(524,763)

				(883,562)

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Futures contracts outstanding at August 31, 2026 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions:
115	2 Year U.S. Treasury Notes	Dec. 2026	$23,601,953	$49,140
49	20 Year U.S. Treasury Bonds	Dec. 2026	5,322,625	(13,547)
12	30 Year U.S. Ultra Treasury Bonds	Dec. 2026	1,320,375	7,951
90	Bloomberg High Yield Credit	Sep. 2026	10,315,350	(81,399)

				(37,855)

				$(921,417)

Forward foreign currency exchange contracts outstanding at August 31, 2026:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro, Expiring 09/02/26	BOA	EUR	268	$312,767	$311,254	$—	$(1,513)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 09/02/26	GSI	EUR	268	$305,466	$311,254	$—	$(5,788)
Expiring 10/02/26	BOA	EUR	268	313,127	311,616	1,511	—

				$618,593	$622,870	1,511	(5,788)

						$1,511	$(7,301)

Credit default swap agreement outstanding at August 31, 2026:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2026(4)	Value at Trade Date	Value at August 31, 2026	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):

CDX.NA.HY.46.V3	06/20/31	5.000%(Q)	187,454	3.009%	$13,532,456	$16,693,621	$3,161,165

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 77

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$—	$12,907,961
JPS	—	3,084,834

Total	$—	$15,992,795

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Commercial Mortgage-Backed Securities	$—	$1,813,109	$—
Corporate Bonds	—	1,286,479,370	—
Floating Rate and Other Loans	—	40,407,451	4,872,774
U.S. Treasury Obligations	—	31,581,826	—
Affiliated Exchange-Traded Fund
Fixed Income	14,110,250	—	—
Common Stocks	457,401	1,400,117	10,263
Preferred Stocks	—	374,440	2,326,538
Warrants	—	593	—
Short-Term Investment
Affiliated Mutual Fund	25,104,409	—	—

Total	$39,672,060	$1,362,056,906	$7,209,575

Other Financial Instruments*
Assets
Unfunded Loan Commitment	$—	$17,948	$—
Futures Contracts	57,091	—	—
OTC Forward Foreign Currency Exchange Contract	—	1,511	—
Centrally Cleared Credit Default Swap Agreement	—	3,161,165	—

Total	$57,091	$3,180,624	$—

Liabilities
Unfunded Loan Commitment	$—	$(125)	$—
Futures Contracts	(978,508)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(7,301)	—

Total	$(978,508)	$(7,426)	$—

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forward foreign currency exchange contracts, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation), and OTC swap contracts are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2026 were as follows:

Telecommunications	8.1%
Oil & Gas	5.7
Diversified Financial Services	5.5
Media	5.2
Commercial Services	5.0
Pipelines	4.4
Healthcare-Services	4.1
Electric	3.9
Entertainment	3.3
Home Builders	3.1
Chemicals	2.8
Retail	2.8
Mining	2.6
Real Estate Investment Trusts (REITs)	2.4
Aerospace & Defense	2.3
Packaging & Containers	2.3
U.S. Treasury Obligations	2.2
Auto Parts & Equipment	2.1
Software	1.9
Insurance	1.8
Leisure Time	1.8
Affiliated Mutual Fund	1.8
Pharmaceuticals	1.7
Environmental Control	1.6
Building Materials	1.5
Iron/Steel	1.5
Real Estate	1.5
Banks	1.1
Lodging	1.1
Computers	1.0
Affiliated Exchange-Traded Fund	1.0
Internet	1.0
Airlines	0.9
Advertising	0.9
Foods	0.9
Auto Manufacturers	0.9
Miscellaneous Manufacturing	0.8

Distribution/Wholesale	0.7%
Machinery-Construction & Mining	0.7
Housewares	0.6
Oil & Gas Services	0.5
Machinery-Diversified	0.5
Holding Companies-Diversified	0.5
Transportation	0.4
Apparel	0.4
Home Furnishings	0.4
Electrical Components & Equipment	0.4
Forest Products & Paper	0.2
Household Products/Wares	0.2
Engineering & Construction	0.2
Electronic Equipment, Instruments & Components	0.2
Cosmetics/Personal Care	0.1
Metal Fabricate/Hardware	0.1
Commercial Mortgage-Backed Securities	0.1
Semiconductors	0.1
Gas	0.1
Coal	0.1
Electronics	0.1
Investment Companies	0.1
Office/Business Equipment	0.1
Oil, Gas & Consumable Fuels	0.1
Wireless Telecommunication Services	0.0	*
Biotechnology	0.0	*
Containers & Packaging	0.0	*
Gas Utilities	0.0	*
Interactive Media & Services	0.0	*

	99.4
Other assets in excess of liabilities	0.6

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2026 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$3,161,165*	—	$ —

See Notes to Financial Statements.

PGIM Fixed Income ETFs 79

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts Due from/to broker-variation	$1,511		Unrealized depreciation on OTC forward foreign currency exchange contracts Due from/to broker-variation	$ 7,301
Interest rate contracts	margin futures	57,091	*	margin futures	978,508	*

		$3,219,767			$985,809

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2026 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$20,422	$—	$—	$1,418,839
Foreign exchange contracts	—	—	11,613	—
Interest rate contracts	—	(4,246,873)	—	(315,249)

Total	$20,422	$(4,246,873)	$11,613	$1,103,590

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$2,644,017
Foreign exchange contracts	—	(3,545)	—
Interest rate contracts	(1,011,942)	—	(245,713)

Total	$(1,011,942)	$(3,545)	$2,398,304

For the year ended August 31, 2026, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Written (1)	$ 606,000
Futures Contracts - Long Positions (1)	121,273,292
Futures Contracts - Short Positions (1)	12,964,523
Forward Foreign Currency Exchange Contracts - Purchased (2)	364,083
Forward Foreign Currency Exchange Contracts - Sold (2)	672,463
Credit Default Swap Agreements - Sell Protection (1)	116,832,360
Total Return Swap Agreements (1)	16,054,000

*	Average volume is based on average quarter end balances for the year ended August 31, 2026.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BOA	$1,511	$(1,513)	$(2)	$—	$(2)
GSI	—	(5,788)	(5,788)	—	(5,788)

	$1,511	$(7,301)	$(5,790)	$—	$(5,790)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 81

PGIM Active High Yield Bond ETF

Statement of Assets & Liabilities

as of August 31, 2026

Assets
Investments at value:
Unaffiliated investments (cost $1,387,019,257)	$1,369,723,882
Affiliated investments (cost $39,218,865)	39,214,659
Cash	5,782
Foreign currency, at value (cost $331,054)	334,212
Dividends and interest receivable	23,874,255
Receivable for investments sold	839,361
Due from broker—variation margin swaps	40,651
Unrealized appreciation on unfunded loan commitment	17,948
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,511

Total Assets	1,434,052,261

Liabilities
Dividends and Distributions payable	8,807,688
Payable for investments purchased	7,290,042
Management fee payable	464,990
Due to broker—variation margin futures	253,031
Other liabilities	13,773
Unrealized depreciation on OTC forward foreign currency exchange contracts	7,301
Unrealized depreciation on unfunded loan commitments	125

Total Liabilities	16,836,950

Net Assets	$1,417,215,311

Net assets were comprised of:
Common stock, at par	$41,050
Paid-in capital in excess of par	1,461,582,449
Total distributable earnings (loss)	(44,408,188)

Net assets, August 31, 2026	$1,417,215,311

Net asset value, offering price and redemption price per share. ($1,417,215,311 ÷ 41,050,000 shares of common stock issued and outstanding)	$34.52

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Statement of Operations

Year Ended August 31, 2026

Net Investment Income (Loss)

Income
Interest income	$66,768,728
Affiliated dividend income	1,323,107
Unaffiliated dividend income (net of $446 foreign withholding tax)	6,193

Total income	68,098,028

Expenses
Management fee	4,045,507
Less: Fee waiver and/or expense reimbursement	(26,237)

Net expenses	4,019,270

Net investment income (loss)	64,078,758

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(4,247,908)
Futures transactions	(4,246,873)
In-kind redemptions	224,914
Forward currency contract transactions	11,613
Options written transactions	20,422
Swap agreement transactions	1,103,590
Foreign currency transactions	(1,153)

(7,135,395)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(57,912))	(18,504,490)
Futures	(1,011,942)
Forward currency contracts	(3,545)
Swap agreements	2,398,304
Foreign currencies	3,242
Unfunded loan commitments	17,311

(17,101,120)

Net gain (loss) on investment and foreign currency transactions	(24,236,515)

Net Increase (Decrease) In Net Assets Resulting From Operations	$39,842,243

See Notes to Financial Statements.

PGIM Fixed Income ETFs 83

PGIM Active High Yield Bond ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2026	2025

Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$64,078,758	$18,433,130

Net realized gain (loss) on investment, in-kind redemptions and foreign currency transactions	(7,135,395)	(1,796,817)

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(17,101,120)	5,883,614

Net increase (decrease) in net assets resulting from operations	39,842,243	22,519,927

Dividends and Distributions Distributions from distributable earnings	(77,335,894)	(17,900,432)

Fund share transactions Net proceeds from shares sold (1,975,000 and 2,750,000 shares, respectively)	69,306,289	96,239,745

Shares sold in-kind (28,200,000 and 6,050,000 shares, respectively)	997,101,825	212,753,807

Shares redeemed in-kind (300,000 and 650,000 shares, respectively)	(10,434,305)	(21,913,969)

Cost of shares purchased (675,000 and 50,000 shares, respectively)	(23,481,984)	(1,677,788)

Net increase (decrease) in net assets from Fund share transactions	1,032,491,825	285,401,795

Total increase (decrease)	994,998,174	290,021,290

Net Assets:

Beginning of year	422,217,137	132,195,847

End of year	$1,417,215,311	$422,217,137

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF

Financial Highlights

	Year Ended August 31,
	2026	2025	2024	2023	2022
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$35.63	$35.25	$34.18	$34.64	$41.42
Income (loss) from investment operations:
Net investment income (loss)	2.18	2.64	2.61	2.39	1.85
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.66)	0.46	1.31	(0.32)	(6.23)
Total from investment operations	1.52	3.10	3.92	2.07	(4.38)
Less Dividends and Distributions:
Dividends from net investment income	(2.63)	(2.72)	(2.85)	(2.53)	(1.92)
Distributions from net realized gains	-	-	-	-	(0.48)
Total dividends and distributions	(2.63)	(2.72)	(2.85)	(2.53)	(2.40)
Net asset value, end of year	$34.52	$35.63	$35.25	$34.18	$34.64
Total Return(b):	4.42%	9.18%	12.15%	6.32%	(11.01)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,417,215	$422,217	$132,196	$113,650	$94,396
Average net assets (000)	$1,037,311	$244,483	$116,899	$91,165	$85,683
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.39%	0.37%	0.45%	0.53%	0.53%
Expenses before waivers and/or expense reimbursement	0.39%	0.39%	0.46%	0.53%	0.53%
Net investment income (loss)	6.18%	7.54%	7.62%	7.06%	4.87%
Portfolio turnover rate(d)	76%	56%	47%	35%	31%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 85

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 96.5%

CORPORATE BONDS 94.7%

Advertising 0.3%
Omnicom Group, Inc., Sr. Unsec’d. Notes	4.200%	03/02/29	1,765	$1,733,890

Aerospace & Defense 2.7%
BAE Systems PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	5.125	03/26/29	2,600	2,622,546
Boeing Co. (The), Sr. Unsec’d. Notes	3.250	02/01/28	2,500	2,449,078
Hexcel Corp.,
Sr. Unsec’d. Notes	4.900	05/15/31	215	211,145
Honeywell Aerospace, Inc., Sr. Unsec’d. Notes	4.000	03/16/29	2,753	2,700,697
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes	3.850	12/15/26	1,725	1,722,127
Spirit AeroSystems, Inc., Gtd. Notes	4.600	06/15/28	7,420	7,383,456

				17,089,049

Agriculture 3.4%
BAT Capital Corp. (United Kingdom), Gtd. Notes	3.215	09/06/26	3,972	3,972,000
Gtd. Notes	3.557	08/15/27	1,064	1,055,299
Bunge Ltd. Finance Corp.,
Gtd. Notes	4.200	09/17/29	5,413	5,312,984
Cargill, Inc., Sr. Unsec’d. Notes, 144A	4.125	10/23/30	3,842	3,722,748
Imperial Brands Finance PLC (United Kingdom), Gtd. Notes, 144A, MTN	5.500	02/01/30	400	404,675
Philip Morris International, Inc.,
Sr. Unsec’d. Notes(k)	4.375	11/01/27	7,399	7,383,354

				21,851,060

Airlines 0.4%
Delta Air Lines, Inc./SkyMiles IP Ltd., Sr. Sec’d. Notes, 144A	4.750	10/20/28	1,982	1,978,691
Southwest Airlines Co., Sr. Unsec’d. Notes	4.375	11/15/28	465	459,404

				2,438,095

Apparel 0.2%
Gildan Activewear, Inc. (Canada), Gtd. Notes, 144A	4.700	10/07/30	1,219	1,186,803

Auto Manufacturers 2.9%
American Honda Finance Corp.,
Sr. Unsec’d. Notes, Series A, MTN	4.800	07/06/29	2,330	2,321,262
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.900	02/16/28	3,374	3,269,524
Sr. Unsec’d. Notes	4.271	01/09/27	500	498,860
Sr. Unsec’d. Notes	5.113	05/03/29	850	842,537
Sr. Unsec’d. Notes	5.431	08/13/29	465	465,014
Sr. Unsec’d. Notes	5.918	03/20/28	2,123	2,144,296
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	2.400	10/15/28	3,544	3,369,479
Sr. Unsec’d. Notes	5.750	02/08/31	733	747,210

See Notes to Financial Statements.

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A	5.000%		06/18/31	860	$849,658
Sr. Unsec’d. Notes, 144A	5.275		06/24/27	898	903,600
Mercedes-Benz Finance North America LLC (Germany), Gtd. Notes, 144A	5.200		08/04/31	2,115	2,103,479
Volkswagen Group of America Finance LLC (Germany), Gtd. Notes, 144A	4.750		11/13/28	1,210	1,202,282

					18,717,201

Banks 21.8%
Bank of America Corp.,
Jr. Sub. Notes	6.250	(ff)	07/26/30(oo)	1,985	1,986,650
Sr. Unsec’d. Notes, MTN	2.087	(ff)	06/14/29	12,501	11,924,858
Bank of New York Mellon Corp. (The), Jr. Sub. Notes, Series F	4.625	(ff)	09/20/26(oo)	2,272	2,270,044
Bank of Nova Scotia (The) (Canada), Jr. Sub. Notes	7.350	(ff)	04/27/85	950	977,119
Banque Federative du Credit Mutuel SA (France),
Sr. Non-Preferred Notes, 144A	5.152	(ff)	07/09/32	2,085	2,050,587
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.476	(ff)	11/11/29	570	563,679
Sr. Unsec’d. Notes	4.911	(ff)	06/26/30	6,090	6,049,377
BNP Paribas SA (France), Sr. Non-Preferred Notes, 144A, MTN	4.892	(ff)	06/30/30	1,190	1,181,188
BPCE SA (France),
Sr. Non-Preferred Notes, 144A	5.876	(ff)	01/14/31	475	482,530
Citigroup, Inc., Jr. Sub. Notes	6.625	(ff)	02/15/31(oo)	132	133,552
Sr. Unsec’d. Notes	4.952	(ff)	05/07/31	9,684	9,624,315
Citizens Bank NA, Sr. Unsec’d. Notes	4.870	(ff)	08/10/29	1,120	1,118,539
Credit Agricole SA (France),
Sr. Non-Preferred Notes, 144A	5.186	(ff)	08/01/32	1,210	1,196,195
Deutsche Bank AG (Germany), Sr. Non-Preferred Notes	2.552	(ff)	01/07/28	1,248	1,238,647
Sr. Non-Preferred Notes	5.060	(ff)	04/14/32	570	561,258
First-Citizens Bank & Trust Co., Sr. Unsec’d. Notes	5.097	(ff)	07/13/29	1,640	1,636,616
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series AA	6.500	(ff)	08/10/31(oo)	1,455	1,442,631
Sr. Unsec’d. Notes	2.640	(ff)	02/24/28	8,137	8,065,238
Sr. Unsec’d. Notes	4.369	(ff)	10/21/31	10,273	9,936,164
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	4.619	(ff)	11/06/31	2,585	2,523,073
Sr. Unsec’d. Notes	4.711	(ff)	05/12/30	3,100	3,069,416
Sr. Unsec’d. Notes	5.243	(ff)	08/14/32	840	834,531
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes	6.208	(ff)	08/21/29	3,133	3,207,233
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.995	(ff)	07/22/30	6,102	6,107,371
Sr. Unsec’d. Notes	5.581	(ff)	04/22/30	12,869	13,069,128
Mitsubishi UFJ Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	4.505	(ff)	01/14/32	805	782,229
Mizuho Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	4.782	(ff)	07/13/30	2,050	2,034,782
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	2.699	(ff)	01/22/31	8,659	8,005,086
Sr. Unsec’d. Notes, MTN	2.475	(ff)	01/21/28	3,190	3,165,017

See Notes to Financial Statements.

PGIM Fixed Income ETFs 87

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Morgan Stanley Bank NA, Sr. Unsec’d. Notes	5.504	%(ff)	05/26/28	10,195	$10,259,341
Morgan Stanley Private Bank NA,
Sr. Unsec’d. Notes	4.204	(ff)	11/17/28	1,560	1,550,961
Sr. Unsec’d. Notes	4.465	(ff)	11/19/31	2,050	1,993,820
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes	4.983	(ff)	06/18/32	925	912,254
Societe Generale SA (France),
Sr. Non-Preferred Notes, 144A, MTN	4.857	(ff)	07/07/29	1,000	995,257
Sr. Non-Preferred Notes, 144A, MTN	5.371	(ff)	05/27/32	1,505	1,493,059
Sr. Non-Preferred Notes, 144A, MTN	5.500	(ff)	04/13/29	1,591	1,601,277
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	4.660	(ff)	07/08/31	640	628,899
Sr. Unsec’d. Notes	4.934	(ff)	07/07/32	5,000	4,926,619
Toronto-Dominion Bank (The) (Canada),
Jr. Sub. Notes	6.350	(ff)	10/31/85	200	198,901
Wells Fargo & Co., Sr. Unsec’d. Notes	4.970	(ff)	04/23/29	6,275	6,296,286
Sr. Unsec’d. Notes, MTN	2.393	(ff)	06/02/28	3,370	3,314,631

					139,408,358

Beverages 0.8%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	4.750		01/23/29	4,798	4,803,053

Biotechnology 0.9%
Amgen, Inc.,
Sr. Unsec’d. Notes	2.200		02/21/27	4,302	4,257,841
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.600		05/20/31	1,500	1,475,987

					5,733,828

Building Materials 0.5%
Amrize Finance US LLC, Gtd. Notes	4.700		04/07/28	963	962,551
Lennox International, Inc., Gtd. Notes	5.500		09/15/28	759	768,409
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes	5.200		01/30/32	1,310	1,310,408

					3,041,368

Chemicals 1.7%
Ecolab, Inc., Sr. Unsec’d. Notes	4.600		06/15/29	1,420	1,415,088
International Flavors & Fragrances, Inc.,
Sr. Unsec’d. Notes	4.450		09/26/28	1,500	1,489,288
Sr. Unsec’d. Notes, 144A	1.832		10/15/27	1,693	1,641,815
Mosaic Co. (The),
Sr. Unsec’d. Notes	5.350		08/17/31	2,860	2,844,933
Yara International ASA (Brazil), Sr. Unsec’d. Notes, 144A	4.750		06/01/28	3,652	3,640,939

					11,032,063

See Notes to Financial Statements.

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services 1.6%
Equifax, Inc.,
Sr. Unsec’d. Notes	5.000%		08/15/29	350	$350,094
ERAC USA Finance LLC, Gtd. Notes, 144A	4.700		04/30/31	840	828,295
Global Payments, Inc., Sr. Unsec’d. Notes	4.875		11/15/30	4,519	4,397,794
Mobility Global, Inc., Sr. Unsec’d. Notes, 144A	5.050		06/15/29	1,010	1,004,517
Quanta Services, Inc., Sr. Unsec’d. Notes	4.850		08/09/29	1,275	1,270,934
Rentokil Terminix Funding PLC (United Kingdom),
Gtd. Notes, 144A	4.625		04/23/31	275	266,854
S&P Global, Inc., Gtd. Notes	4.250		01/15/31	2,358	2,281,975

					10,400,463

Computers 1.2%
Booz Allen Hamilton, Inc., Gtd. Notes	5.375		01/30/30	865	863,221
CGI, Inc. (Canada),
Sr. Unsec’d. Notes	4.950		03/14/30	1,441	1,426,381
Dell International LLC/EMC Corp., Gtd. Notes	4.500		02/15/31	1,299	1,266,469
International Business Machines Corp.,
Sr. Unsec’d. Notes	4.000		02/03/29	1,550	1,522,999
Leidos, Inc.,
Gtd. Notes	4.375		05/15/30	2,877	2,801,243

					7,880,313

Diversified Financial Services 2.9%
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A	7.200		12/12/28	1,905	1,968,258
Capital One Financial Corp., Sr. Unsec’d. Notes	7.149	(ff)	10/29/27	1,617	1,623,306
Charles Schwab Corp. (The), Jr. Sub. Notes, Series L	6.100	(ff)	06/01/31(oo)	1,919	1,894,065
Sr. Unsec’d. Notes	5.108	(ff)	08/12/32	2,520	2,507,641
Citadel Finance LLC,
Gtd. Notes, 144A	5.900		02/10/30	280	280,860
Citadel Securities Global Holdings LLC,
Sr. Sec’d. Notes, 144A	5.125		01/27/32	1,370	1,336,465
Jefferies Financial Group, Inc., Sr. Unsec’d. Notes	5.125		04/28/31	3,415	3,342,538
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes	2.329		01/22/27	1,414	1,402,301
Sr. Unsec’d. Notes	4.996		06/29/29	940	937,905
Synchrony Financial, Sr. Unsec’d. Notes	5.450	(ff)	10/15/30	250	249,893
Sr. Unsec’d. Notes	5.935	(ff)	08/02/30	1,585	1,608,155
Western Union Co. (The),
Sr. Unsec’d. Notes	4.750		06/15/29	1,630	1,606,172

					18,757,559

Electric 8.8%
CenterPoint Energy Houston Electric LLC, General Ref. Mortgage	5.200		10/01/28	1,192	1,204,475

See Notes to Financial Statements.

PGIM Fixed Income ETFs 89

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Dominion Energy, Inc.,
Sr. Unsec’d. Notes	4.600%		05/15/28	2,439	$2,433,875
DTE Energy Co., Sr. Unsec’d. Notes	5.100		03/01/29	3,037	3,055,089
Duke Energy Corp.,
Sr. Unsec’d. Notes	2.650		09/01/26	2,952	2,952,000
Duke Energy Florida LLC, First Mortgage	4.200		12/01/30	977	950,754
Entergy Corp., Sr. Unsec’d. Notes	2.950		09/01/26	2,713	2,713,000
FirstEnergy Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A	3.250		03/15/28	1,550	1,515,806
Sr. Unsec’d. Notes, 144A	5.200		04/01/28	1,178	1,185,919
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	2.866		09/15/28	644	619,068
Fortis, Inc. (Canada), Sr. Unsec’d. Notes	3.055		10/04/26	964	962,238
Monongahela Power Co., Sr. Sec’d. Notes, 144A	4.450		08/15/29	1,515	1,498,464
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.685		09/01/27	879	881,163
NorthWestern Corp., First Mortgage, 144A	5.073		03/21/30	457	457,298
NRG Energy, Inc., Sr. Sec’d. Notes, 144A	4.734		10/15/30	636	619,651
Oncor Electric Delivery Co. LLC, Sec’d. Notes	4.650		11/01/29	595	591,155
Pacific Gas & Electric Co., First Mortgage	6.100		01/15/29	5,387	5,512,640
PacifiCorp, First Mortgage	5.100		02/15/29	4,080	4,099,020
Public Service Co. of New Hampshire, First Mortgage	4.400		07/01/28	1,865	1,859,212
Sempra, Jr. Sub. Notes	4.125	(ff)	04/01/52	2,160	2,142,729
Southern California Edison Co.,
First Mortgage	5.300		03/01/28	6,787	6,827,432
Southern Power Co., Sr. Unsec’d. Notes	4.800		06/15/31	2,500	2,463,756
Southwestern Electric Power Co., Sr. Unsec’d. Notes, Series K	2.750		10/01/26	1,472	1,469,708
Vistra Operations Co. LLC,
Gtd. Notes, 144A	4.700		01/31/31	3,649	3,541,132
WEC Energy Group, Inc., Sr. Unsec’d. Notes	4.750		01/15/28	1,635	1,638,196
Xcel Energy, Inc., Sr. Unsec’d. Notes	1.750		03/15/27	5,069	4,997,033

					56,190,813

Electrical Components & Equipment 0.1%
Molex Electronic Technologies LLC,
Sr. Unsec’d. Notes, 144A	4.750		04/30/28	798	798,263

See Notes to Financial Statements.

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electronics 0.3%

Fortive Corp., Sr. Unsec’d. Notes	4.750%	05/15/31	1,600	$1,565,906
TD SYNNEX Corp.,
Sr. Unsec’d. Notes	4.300	01/17/29	599	588,521

				2,154,427

Engineering & Construction 0.4%

Jacobs Engineering Group, Inc.,
Gtd. Notes	6.350	08/18/28	2,444	2,509,100

Environmental Control 0.4%

Veralto Corp.,
Sr. Unsec’d. Notes	4.850	01/15/32	2,320	2,282,097

Foods 0.7%

Kroger Co. (The),
Sr. Unsec’d. Notes	8.000	09/15/29	444	483,897
Smithfield Foods, Inc.,
Gtd. Notes, 144A	3.000	10/15/30	1,561	1,412,822
Gtd. Notes, 144A	4.250	02/01/27	1,335	1,332,217
Gtd. Notes, 144A	5.200	04/01/29	977	978,383

				4,207,319

Gas 0.2%

ONE Gas, Inc.,
Sr. Unsec’d. Notes	5.100	04/01/29	748	753,311
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes	3.500	06/01/29	807	779,473

				1,532,784

Healthcare-Products 2.1%

Augusta SpinCo Corp.,
Gtd. Notes	4.656	03/23/31	1,245	1,223,379
Baxter International, Inc.,
Sr. Unsec’d. Notes	4.450	02/15/29	978	964,614
GE HealthCare Technologies, Inc.,
Sr. Unsec’d. Notes	4.150	12/15/28	1,655	1,632,812
Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29	835	808,331
Medline Borrower LP/Medline Co-Issuer, Inc.,
Sr. Sec’d. Notes, 144A	5.000	06/15/31	2,275	2,242,507
Solventum Corp.,
Sr. Unsec’d. Notes	5.400	03/01/29	816	824,843
Stryker Corp.,
Sr. Unsec’d. Notes	1.950	06/15/30	6,186	5,553,714

				13,250,200

Healthcare-Services 3.3%

Ascension Health,
Sr. Unsec’d. Notes, Series 2025	4.294	11/15/30	772	752,838
Cigna Group (The),
Sr. Unsec’d. Notes	2.400	03/15/30	6,850	6,290,421
CommonSpirit Health,
Sec’d. Notes	4.352	09/01/30	315	305,575
HCA, Inc., Gtd. Notes	4.700	05/15/31	1,250	1,224,775

See Notes to Financial Statements.

PGIM Fixed Income ETFs 91

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Icon Investments Six DAC, Gtd. Notes, 144A	5.064%	08/13/29	670	$668,802
Laboratory Corp. of America Holdings,
Gtd. Notes	4.350	04/01/30	3,929	3,845,137
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.250	01/15/29	3,744	3,704,793
Sr. Unsec’d. Notes	4.400	06/15/28	4,363	4,348,047

				21,140,388

Home Builders 0.8%

Lennar Corp., Sr. Unsec’d. Notes	5.200	07/30/30	1,500	1,503,723
Meritage Homes Corp., Gtd. Notes	5.125	06/06/27	1,366	1,364,843
Gtd. Notes, 144A	3.875	04/15/29	1,000	968,954
Toll Brothers Finance Corp., Gtd. Notes	4.875	03/15/27	1,426	1,426,682

				5,264,202

Insurance 1.6%

Brown & Brown, Inc., Sr. Unsec’d. Notes	4.600	12/23/26	2,090	2,090,023
Corebridge Global Funding, Sr. Sec’d. Notes, 144A, MTN	4.250	08/21/28	1,009	997,225
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes	4.625	04/29/30	3,843	3,779,811
Lincoln Financial Global Funding,
Sec’d. Notes, 144A	4.625	08/18/30	437	427,269
Principal Life Global Funding II, Sec’d. Notes, 144A, MTN	5.500	06/28/28	748	756,687
Sr. Sec’d. Notes, 144A	4.450	01/13/31	1,293	1,256,679
Unum Group,
Sr. Unsec’d. Notes	7.250	03/15/28	650	667,996

				9,975,690

Internet 2.2%

Alphabet, Inc., Sr. Unsec’d. Notes	4.875	08/15/31	1,925	1,911,283
Amazon.com, Inc.,
Sr. Unsec’d. Notes	4.250	03/13/31	5,025	4,874,680
Sr. Unsec’d. Notes	4.800	07/09/31	3,160	3,130,748
Beignet Investor LLC, Sr. Sec’d. Notes, 144A	6.581	05/30/49	1,057	1,013,256
Meta Platforms, Inc., Sr. Unsec’d. Notes	4.550	05/15/31	3,202	3,129,282

				14,059,249

Investment Companies 1.0%

Apollo Debt Solutions BDC,
Sr. Unsec’d. Notes	5.875	08/30/30	1,047	1,030,355
Sr. Unsec’d. Notes	6.900	04/13/29	790	807,307
Blackstone Secured Lending Fund,
Sr. Unsec’d. Notes	5.900	05/21/31	960	940,048
Goldman Sachs Private Credit Corp.,
Sr. Unsec’d. Notes	5.050	02/23/28	65	64,690

See Notes to Financial Statements.

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Investment Companies (cont’d.)

Morgan Stanley Direct Lending Fund,
Sr. Unsec’d. Notes	6.100%	07/15/31	1,610	$1,582,468
MSD Investment Corp.,
Sr. Unsec’d. Notes, 144A	6.375	06/12/29	800	798,611
T. Rowe Price Oha Select Private Credit Fund,
Sr. Unsec’d. Notes, 144A	6.500	07/02/31	1,305	1,287,764

				6,511,243

Iron/Steel 0.2%

Reliance, Inc., Sr. Unsec’d. Notes	2.150	08/15/30	1,518	1,358,541

Leisure Time 0.5%

Carnival Corp. Ltd., Gtd. Notes, 144A	5.125	05/01/29	1,415	1,408,081
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes, 144A	5.375	07/15/27	1,922	1,923,939

				3,332,020

Lodging 0.5%

Hyatt Hotels Corp., Sr. Unsec’d. Notes	5.750	04/23/30	3,226	3,283,643

Machinery-Construction & Mining 0.7%

Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, Series L, MTN	4.300	05/15/29	2,150	2,127,640
Vertiv Group Corp., Sr. Sec’d. Notes, 144A	4.125	11/15/28	2,520	2,491,450

				4,619,090

Machinery-Diversified 0.4%

CNH Industrial Capital LLC,
Gtd. Notes	5.500	01/12/29	1,914	1,936,151
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes	3.450	11/15/26	898	896,838

				2,832,989

Media 1.0%

Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.050	02/15/32	2,751	2,753,022
Comcast Corp., Gtd. Notes, 144A	5.168	01/15/37	600	557,595
News Corp., Sr. Unsec’d. Notes, 144A	3.875	05/15/29	2,270	2,193,294
Space Exploration Technologies Corp.,
Sr. Unsec’d. Notes, 144A	5.350	07/15/31	940	918,853

				6,422,764

Mining 0.2%

Rio Tinto Finance USA PLC (Australia), Gtd. Notes	4.875	03/14/30	1,212	1,212,451

Miscellaneous Manufacturing 1.2%

DuPont de Nemours, Inc., Sr. Unsec’d. Notes, 144A	4.725	11/15/28	2,322	2,313,154

See Notes to Financial Statements.

PGIM Fixed Income ETFs 93

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Miscellaneous Manufacturing (cont’d.)
Eaton Corp., Gtd. Notes	3.850%	03/06/28	2,860	$2,828,761
Teledyne Technologies, Inc., Gtd. Notes	2.250	04/01/28	1,620	1,558,767
Textron, Inc., Sr. Unsec’d. Notes	3.375	03/01/28	872	854,043

				7,554,725

Office/Business Equipment 0.2%

CDW LLC/CDW Finance Corp., Gtd. Notes	2.670	12/01/26	807	803,064
Gtd. Notes	3.276	12/01/28	638	611,742

				1,414,806

Oil & Gas 2.3%

Aker BP ASA (Norway), Sr. Unsec’d. Notes, 144A	5.600	06/13/28	798	809,304
BP Capital Markets America, Inc.,
Gtd. Notes	4.234	11/06/28	1,167	1,156,990
Devon Energy Corp., Sr. Unsec’d. Notes	5.250	10/15/27	1,041	1,041,182
Diamondback Energy, Inc., Gtd. Notes	3.250	12/01/26	1,611	1,606,441
Gtd. Notes	5.150	01/30/30	2,801	2,822,063
EOG Resources, Inc., Sr. Unsec’d. Notes	4.400	07/15/28	1,348	1,343,009
Sr. Unsec’d. Notes	4.400	01/15/31	562	549,392
Equinor ASA (Norway), Gtd. Notes	4.500	09/03/30	570	564,416
Phillips 66 Co., Gtd. Notes	3.750	03/01/28	931	921,292
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes	2.150	01/15/31	2,175	1,937,536
Saudi Arabian Oil Co. (Saudi Arabia), Sr. Unsec’d. Notes, 144A, MTN	4.000	02/02/29	230	225,220
Var Energi ASA (Norway),
Sr. Unsec’d. Notes, 144A	7.500	01/15/28	1,389	1,432,807

				14,409,652

Oil & Gas Services 0.1%

Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	5.000	11/15/29	535	537,135

Packaging & Containers 0.8%

AptarGroup, Inc., Sr. Unsec’d. Notes	4.750	03/30/31	3,601	3,532,592
Berry Global, Inc., Sr. Sec’d. Notes	5.500	04/15/28	1,452	1,468,354

				5,000,946

Pharmaceuticals 2.3%

AbbVie, Inc., Sr. Unsec’d. Notes	3.200	11/21/29	1,799	1,712,692
Sr. Unsec’d. Notes	4.875	09/15/31	810	804,341

See Notes to Financial Statements.

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

Cardinal Health, Inc., Sr. Unsec’d. Notes	4.500%	09/15/30	1,465	$1,437,092
Cencora, Inc., Sr. Unsec’d. Notes	3.950	02/13/29	1,492	1,462,536
CVS Health Corp., Sr. Unsec’d. Notes	1.750	08/21/30	1,021	899,487
Eli Lilly & Co., Sr. Unsec’d. Notes	4.375	05/20/31	2,750	2,693,632
Merck & Co., Inc.,
Sr. Unsec’d. Notes	4.650	05/22/31	2,150	2,128,094
Novartis Capital Corp., Gtd. Notes	4.400	03/18/31	2,270	2,225,911
Viatris, Inc., Gtd. Notes	2.700	06/22/30	1,405	1,276,477

				14,640,262

Pipelines 5.0%

Boardwalk Pipelines LP, Gtd. Notes	3.400	02/15/31	1,600	1,482,458
DCP Midstream Operating LP,
Gtd. Notes	3.250	02/15/32	595	544,867
Enbridge, Inc. (Canada),
Gtd. Notes	5.300	04/05/29	992	1,002,566
Gtd. Notes	5.900	11/15/26	2,814	2,817,832
Energy Transfer LP, Sr. Unsec’d. Notes	6.400	12/01/30	3,006	3,149,023
Enterprise Products Operating LLC,
Gtd. Notes	4.300	06/20/28	2,416	2,404,763
Gtd. Notes, Series E	5.250(ff)	08/16/77	978	973,818
MPLX LP,
Sr. Unsec’d. Notes	4.250	12/01/27	4,772	4,749,158
ONEOK, Inc., Gtd. Notes	5.550	11/01/26	1,984	1,986,168
Gtd. Notes	5.650	11/01/28	1,268	1,288,934
Rio Grande LNG LLC, Sr. Sec’d. Notes, 144A	5.250	06/30/31	2,305	2,277,317
Targa Resources Corp.,
Gtd. Notes	4.350	01/15/29	5,118	5,068,719
Transcontinental Gas Pipe Line Co. LLC, Sr. Unsec’d. Notes	7.250	12/01/26	2,595	2,609,588
Western Midstream Operating LP,
Sr. Unsec’d. Notes	4.050	02/01/30	635	612,537
Sr. Unsec’d. Notes	4.500	03/01/28	965	960,440

				31,928,188

Real Estate 0.5%

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada), Sr. Unsec’d. Notes, 144A	2.500	10/15/31	1,245	1,088,754
Sr. Unsec’d. Notes, 144A	4.125	02/01/29	2,143	2,100,283

				3,189,037

Real Estate Investment Trusts (REITs) 7.5%

Alexandria Real Estate Equities, Inc., Gtd. Notes	4.900	12/15/30	6,451	6,369,885
American Tower Corp., Sr. Unsec’d. Notes	5.800	11/15/28	1,192	1,214,954

See Notes to Financial Statements.

PGIM Fixed Income ETFs 95

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

Brixmor Operating Partnership LP, Sr. Unsec’d. Notes	2.250%	04/01/28	1,035	$994,874
Sr. Unsec’d. Notes	3.900	03/15/27	2,653	2,642,720
COPT Defense Properties LP, Gtd. Notes	4.500	10/15/30	2,946	2,871,633
Cousins Properties LP,
Gtd. Notes	5.250	07/15/30	748	748,079
ERP Operating LP, Sr. Unsec’d. Notes	4.350	12/01/30	1,000	976,192
Sr. Unsec’d. Notes	4.950	10/01/31	455	451,923
Sr. Unsec’d. Notes, MTN	2.900	10/15/26	1,191	1,189,128
Essex Portfolio LP, Gtd. Notes	1.700	03/01/28	948	906,494
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.300	01/15/29	798	797,888
Host Hotels & Resorts LP, Sr. Unsec’d. Notes, Series I	3.500	09/15/30	4,115	3,851,901
Invitation Homes Operating Partnership LP,
Gtd. Notes	4.950	02/01/32	1,500	1,468,492
Gtd. Notes	5.450	08/15/30	514	516,760
Kimco Realty OP LLC,
Gtd. Notes	2.800	10/01/26	3,034	3,029,904
Gtd. Notes	3.800	04/01/27	1,421	1,415,850
Lineage OP LP, Gtd. Notes	5.250	07/15/30	1,147	1,138,927
Prologis LP,
Sr. Unsec’d. Notes	1.750	07/01/30	888	790,710
Sr. Unsec’d. Notes	4.250	06/15/31	1,095	1,060,947
Realty Income Corp., Sr. Unsec’d. Notes	2.200	06/15/28	5,732	5,490,409
Simon Property Group LP,
Sr. Unsec’d. Notes	4.300	01/15/31	1,485	1,443,690
Sun Communities Operating LP, Gtd. Notes	2.300	11/01/28	1,958	1,854,933
Ventas Realty LP, Gtd. Notes	3.250	10/15/26	1,271	1,269,029
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	5.750	02/01/27	798	798,997
Welltower OP LLC, Gtd. Notes	4.500	07/01/30	4,988	4,914,715

				48,209,034

Retail 0.6%

AutoNation, Inc., Gtd. Notes	3.800	11/15/27	474	468,313
Sr. Unsec’d. Notes	2.400	08/01/31	2,272	1,982,562
Sr. Unsec’d. Notes	4.450	01/15/29	1,406	1,386,816

				3,837,691

Semiconductors 1.5%

Foundry JV Holdco LLC, Sr. Sec’d. Notes, 144A	5.500	01/25/31	410	413,613
Intel Corp.,
Sr. Unsec’d. Notes	4.875	02/10/28	3,130	3,136,313
Marvell Technology, Inc., Gtd. Notes	2.950	04/15/31	915	829,559

See Notes to Financial Statements.

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Semiconductors (cont’d.)

Microchip Technology, Inc., Gtd. Notes	4.900%	03/15/28	800	$801,519
NVIDIA Corp., Sr. Unsec’d. Notes	4.500	06/15/31	2,930	2,863,043
Skyworks Solutions, Inc., Sr. Unsec’d. Notes	5.000	08/10/28	1,305	1,304,556

				9,348,603

Software 2.7%

Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	4.450	03/10/28	3,609	3,588,991
Fiserv, Inc.,
Sr. Unsec’d. Notes	3.500	07/01/29	4	3,832
MSCI, Inc., Gtd. Notes, 144A	4.000	11/15/29	1,251	1,204,314
Oracle Corp.,
Sr. Unsec’d. Notes	2.300	03/25/28	3,457	3,308,339
Sr. Unsec’d. Notes	2.875	03/25/31	845	740,118
Sr. Unsec’d. Notes	4.550	02/04/29	1,526	1,491,348
Sr. Unsec’d. Notes	4.950	02/04/31	2,028	1,942,078
Salesforce, Inc.,
Sr. Unsec’d. Notes	4.900	09/15/31	5,000	4,936,288

				17,215,308

Telecommunications 2.2%

AT&T, Inc.,
Sr. Unsec’d. Notes	2.300	06/01/27	1,919	1,888,251
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes	8.250	06/15/30	2,470	2,735,944
HUT 8 DC LLC, Sr. Sec’d. Notes, 144A	6.192	11/15/42	145	140,822
Motorola Solutions, Inc., Sr. Unsec’d. Notes	4.600	05/23/29	1,544	1,532,969
QTS Central Issuer LLC/ QTS TRS Central Issuer LLC,
Sr. Sec’d. Notes, 144A	6.625	09/01/31	585	576,600
Rogers Communications, Inc. (Canada),
Gtd. Notes	5.000	02/15/29	2,143	2,141,858
Sopaipilla Investor LLC, Sr. Sec’d. Notes, 144A	7.534	11/30/48	615	629,379
T-Mobile USA, Inc., Gtd. Notes	3.750	04/15/27	2,658	2,646,445
Gtd. Notes	4.850	01/15/29	1,842	1,844,959

				14,137,227

Transportation 1.0%

Canadian Pacific Railway Co. (Canada), Gtd. Notes	4.000	03/15/29	2,070	2,031,116
Fedex Freight Holding Co., Inc.,
Gtd. Notes, 144A	4.300	03/15/29	3,360	3,295,682
Ryder System, Inc., Sr. Unsec’d. Notes, MTN	2.900	12/01/26	977	972,919

				6,299,717

See Notes to Financial Statements.

PGIM Fixed Income ETFs 97

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Trucking & Leasing 0.1%

Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	4.200%	04/01/27	679	$677,691

TOTAL CORPORATE BONDS
(cost $612,563,411)				605,410,398

SOVEREIGN BOND 0.3%
Kuwait International Government Bond (Kuwait),
Sr. Unsec’d. Notes, 144A
(cost $1,590,000)	5.039	07/29/29	1,590	1,593,072

U.S. TREASURY OBLIGATIONS 1.5%
U.S. Treasury Notes(k)	3.500	01/31/28	660	652,781
U.S. Treasury Notes	3.875	03/31/28	8,720	8,661,753

TOTAL U.S. TREASURY OBLIGATIONS
(cost $9,335,311)				9,314,534

TOTAL LONG-TERM INVESTMENTS
(cost $623,488,722)				616,318,004

			Shares
SHORT-TERM INVESTMENT 0.2%

AFFILIATED MUTUAL FUND

PGIM Core Government Money Market Fund (7-day effective yield 3.780%) (cost $1,508,404)(wb)			1,508,404	1,508,404

TOTAL INVESTMENTS 96.7%
(cost $624,997,126)				617,826,408
Other assets in excess of liabilities(z) 3.3%				21,178,084

NET ASSETS 100.0%				$639,004,492

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.

(wb)	Represents an investment in a Fund affiliated with the Manager.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2026:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions:
10	2 Year U.S. Treasury Notes	Dec. 2026	$2,052,344	$4,339
75	5 Year U.S. Treasury Notes	Dec. 2026	7,927,735	31,685
20	10 Year U.S. Treasury Notes	Dec. 2026	2,153,125	10,910
9	10 Year U.S. Ultra Treasury Notes	Dec. 2026	984,797	1,676
9	20 Year U.S. Treasury Bonds	Dec. 2026	977,625	(1,114)

				$47,496

See Notes to Financial Statements.

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Credit default swap agreements outstanding at August 31, 2026:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2026(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
Uber Technologies, Inc.	12/20/31	5.000%(Q)	1,560	0.589%	$339,909	$304,949	$34,960	GSI

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at August 31, 2026	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.46.V1	06/20/31	1.000	%(Q)	49,135	$(981,563)	$(1,147,697)	$(166,134)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$304,949	$—	$34,960	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
BOS	$—	$650,803
JPS	—	559,814

Total	$—	$1,210,617

See Notes to Financial Statements.

PGIM Fixed Income ETFs 99

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Corporate Bonds	$—	$605,410,398	$—
Sovereign Bond	—	1,593,072	—
U.S. Treasury Obligations	—	9,314,534	—
Short-Term Investment
Affiliated Mutual Fund	1,508,404	—	—

Total	$1,508,404	$616,318,004	$—

Other Financial Instruments*
Assets
Futures Contracts	$48,610	$—	$—
OTC Credit Default Swap Agreement	—	339,909	—

Total	$48,610	$339,909	$—

Liabilities
Futures Contracts	$(1,114)	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	(166,134)	—

Total	$(1,114)	$(166,134)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forward foreign currency exchange contracts and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2026 were as follows:

Banks	21.8%
Electric	8.8
Real Estate Investment Trusts (REITs)	7.5
Pipelines	5.0
Agriculture	3.4
Healthcare-Services	3.3
Diversified Financial Services	2.9
Auto Manufacturers	2.9
Software	2.7
Aerospace & Defense	2.7
Pharmaceuticals	2.3
Oil & Gas	2.3
Telecommunications	2.2
Internet	2.2
Healthcare-Products	2.1
Chemicals	1.7
Commercial Services	1.6
Insurance	1.6
Semiconductors	1.5
U.S. Treasury Obligations	1.5
Computers	1.2
Miscellaneous Manufacturing	1.2
Investment Companies	1.0
Media	1.0

Transportation	1.0%
Biotechnology	0.9
Home Builders	0.8
Packaging & Containers	0.8
Beverages	0.8
Machinery-Construction & Mining	0.7
Foods	0.7
Retail	0.6
Leisure Time	0.5
Lodging	0.5
Real Estate	0.5
Building Materials	0.5
Machinery-Diversified	0.4
Engineering & Construction	0.4
Airlines	0.4
Environmental Control	0.4
Electronics	0.3
Advertising	0.3
Sovereign Bond	0.3
Gas	0.2
Affiliated Mutual Fund	0.2
Office/Business Equipment	0.2
Iron/Steel	0.2
Mining	0.2

See Notes to Financial Statements.

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Industry Classification (continued):

Apparel	0.2%
Electrical Components & Equipment	0.1
Trucking & Leasing	0.1
Oil & Gas Services	0.1

96.7
Other assets in excess of liabilities	3.3

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2026 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	—	$—		Due from/to broker-variation margin swaps	$166,134	*

Credit contracts	Premiums paid for OTC swap agreements	304,949		—	—

Credit contracts	Unrealized appreciation on OTC swap agreements	34,960		—	—

Interest rate contracts	Due from/to broker-variation margin futures	48,610	*	Due from/to broker-variation margin futures	1,114	*

		$388,519			$167,248

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2026 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$37,158
Interest rate contracts	727,743	—

Total	$727,743	$37,158

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$(131,174)
Interest rate contracts	55,814	—

Total	$55,814	$(131,174)

The derivative instruments outstanding as of year-end serve as indicators of the volume of derivative activities for the Fund.

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$ 1,169,164
Futures Contracts - Short Positions (1)	11,220,693
Credit Default Swap Agreements - Buy Protection (1)	12,907,000

See Notes to Financial Statements.

PGIM Fixed Income ETFs 101

PGIM Corporate Bond 0-5 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Derivative Contract Type	Average Volume of Derivative Activities*
Credit Default Swap Agreements - Sell Protection (1)	$312,000

*	Average volume is based on average quarter end balances for the year ended August 31, 2026.
(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
GSI	$339,909	$—	$339,909	$—	$339,909

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Corporate Bond 0-5 Year ETF

Statement of Assets & Liabilities

as of August 31, 2026

Assets

Investments at value:
Unaffiliated investments (cost $623,488,722)	$616,318,004
Affiliated investments (cost $1,508,404)	1,508,404
Receivable for Fund shares sold	16,130,345
Interest receivable	7,118,604
Premiums paid for OTC swap agreements	304,949
Unrealized appreciation on OTC swap agreements	34,960
Due from broker—variation margin futures	28,877
Due from broker—variation margin swaps	2,221

Total Assets	641,446,364

Liabilities
Dividends and Distributions payable	2,336,434
Management fee payable	105,328
Other liabilities	110

Total Liabilities	2,441,872

Net Assets	$639,004,492

Net assets were comprised of: Common stock, at par	$12,875
Paid-in capital in excess of par	647,710,777
Total distributable earnings (loss)	(8,719,160)

Net assets, August 31, 2026	$639,004,492

Net asset value, offering price and redemption price per share. ($639,004,492 ÷ 12,875,000 shares of common stock issued and outstanding)	$49.63

See Notes to Financial Statements.

PGIM Fixed Income ETFs 103

PGIM Corporate Bond 0-5 Year ETF

Statement of Operations

Year Ended August 31, 2026

Net Investment Income (Loss)

Income
Interest income (net of $230 foreign withholding tax)	$16,571,668
Affiliated dividend income	253,347

Total income	16,825,015

Expenses
Management fee	772,149

Net investment income (loss)	16,052,866

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(969,037)
Futures transactions	727,743
Swap agreement transactions	37,158

(204,136)

Net change in unrealized appreciation (depreciation) on:
Investments	(7,950,824)
Futures	55,814
Swap agreements	(131,174)

(8,026,184)

Net gain (loss) on investment transactions	(8,230,320)

Net Increase (Decrease) In Net Assets Resulting From Operations	$7,822,546

See Notes to Financial Statements.

PGIM Corporate Bond 0-5 Year ETF

Statements of Changes in Net Assets

	Year Ended August 31, 2026	July 29, 2025* through August 31, 2025

Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$16,052,866	$523,050

Net realized gain (loss) on investment transactions	(204,136)	(5,702)

Net change in unrealized appreciation (depreciation) on investments	(8,026,184)	771,788

Net increase (decrease) in net assets resulting from operations	7,822,546	1,289,136

Dividends and Distributions

Distributions from distributable earnings	(17,830,842)	—

Fund share transactions Net proceeds from shares sold (6,575,000 and 875,000 shares, respectively)	331,164,738	43,772,553

Shares sold in-kind (3,725,000 and 1,950,000 shares, respectively)	187,832,941	97,530,214

Cost of shares purchased (250,000 and 0 shares, respectively)	(12,576,794)	—

Net increase (decrease) in net assets from Fund share transactions	506,420,885	141,302,767

Total increase (decrease)	496,412,589	142,591,903

Net Assets:

Beginning of period	142,591,903	—

End of period	$639,004,492	$142,591,903

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 105

PGIM Corporate Bond 0-5 Year ETF

Financial Highlights

	Year Ended August 31, 2026	July 29, 2025(a) through August 31, 2025
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$50.48	$50.00
Income (loss) from investment operations:
Net investment income (loss)	2.09	0.20
Net realized and unrealized gain (loss) on investment transactions	(0.57)	0.28
Total from investment operations	1.52	0.48
Less Dividends and Distributions:
Dividends from net investment income	(2.36)	-
Distributions from net realized gains	(0.01)	-
Total dividends and distributions	(2.37)	-
Net asset value, end of period	$49.63	$50.48
Total Return(c):	3.07%	0.96%

Ratios/Supplemental Data:
Net assets, end of period (000)	$639,004	$142,592
Average net assets (000)	$386,074	$131,728
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.20%	0.20	% (e)
Expenses before waivers and/or expense reimbursement	0.20%	0.20	% (e)
Net investment income (loss)	4.16%	4.39	% (e)
Portfolio turnover rate(f)	75%	14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments

as of August 31, 2026

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.7%

CORPORATE BONDS 95.0%

Aerospace & Defense 0.7%

Boeing Co. (The),
Sr. Unsec’d. Notes	3.250%	02/01/35		1,200	$1,018,796
Sr. Unsec’d. Notes	3.500	03/01/39		1,455	1,154,622
Honeywell Aerospace, Inc.,
Sr. Unsec’d. Notes	4.950	03/16/36		1,795	1,723,674

					3,897,092

Agriculture 0.7%

BAT Capital Corp. (United Kingdom),
Gtd. Notes	4.390	08/15/37		2,000	1,777,352
Gtd. Notes	5.350	08/15/32		250	251,284
Gtd. Notes	7.750	10/19/32		1,269	1,421,063

					3,449,699

Airlines 0.4%

Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A	4.750	10/20/28		1,868	1,864,965

Apparel 0.3%

Gildan Activewear, Inc. (Canada),
Gtd. Notes, 144A	5.400	10/07/35		1,840	1,762,085

Auto Manufacturers 1.8%

American Honda Finance Corp.,
Sr. Unsec’d. Notes, Series A, MTN	5.050	07/08/31		1,475	1,462,550
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	5.850	05/17/27		560	563,402
Sr. Unsec’d. Notes	6.107	08/15/33		2,120	2,117,793
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	5.450	09/06/34		1,328	1,303,091
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A	5.250	06/21/33		1,790	1,758,448
Mercedes-Benz Finance North America LLC (Germany),
Gtd. Notes, 144A	5.200	08/04/31		1,585	1,576,366
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A	5.650	03/25/32		800	800,713

					9,582,363

Auto Parts & Equipment 0.6%

Magna International, Inc. (Canada),
Sr. Unsec’d. Notes	5.875	06/01/35		3,000	3,070,583

Banks 21.8%

Banco Santander SA (Spain),
Sr. Non-Preferred Notes	5.127	11/06/35		800	766,550
Sr. Non-Preferred Notes	5.624(ff)	08/25/34		1,200	1,194,681
Bank of America Corp.,
Jr. Sub. Notes	6.250(ff)	07/26/30	(oo)	2,058	2,059,711
Sr. Unsec’d. Notes	5.288(ff)	04/25/34		5,395	5,372,400
Sr. Unsec’d. Notes, MTN	2.972(ff)	02/04/33		2,775	2,473,272
Sub. Notes	5.518(ff)	10/25/35		6,202	6,109,109
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes, Series F	4.625(ff)	09/20/26	(oo)	2,981	2,978,433
Sr. Unsec’d. Notes, Series J, MTN	5.182(ff)	08/12/34		1,930	1,914,515

See Notes to Financial Statements.

PGIM Fixed Income ETFs 107

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Bank of Nova Scotia (The) (Canada),
Jr. Sub. Notes	7.350%(ff)	04/27/85		705	$725,125
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	5.207(ff)	02/24/37		2,470	2,341,676
Sr. Unsec’d. Notes	5.586(ff)	06/26/37		305	296,889
Sr. Unsec’d. Notes	6.224(ff)	05/09/34		1,210	1,249,314
BNP Paribas SA (France),
Sr. Non-Preferred Notes, 144A	4.916(ff)	01/15/34		750	723,110
BPCE SA (France),
Sr. Non-Preferred Notes, 144A, MTN	5.417(ff)	01/13/37		465	441,699
Sr. Non-Preferred Notes, 144A, MTN	5.773(ff)	06/02/37		1,720	1,670,244
Canadian Imperial Bank of Commerce (Canada),
Jr. Sub. Notes	6.950(ff)	01/28/85		200	201,588
Citigroup, Inc.,
Jr. Sub. Notes	6.625(ff)	02/15/31	(oo)	105	106,234
Sr. Unsec’d. Notes	3.057(ff)	01/25/33		3,184	2,847,049
Sr. Unsec’d. Notes	5.174(ff)	09/11/36		2,214	2,151,918
Credit Agricole SA (France),
Sr. Non-Preferred Notes, 144A	5.261(ff)	01/12/37		500	476,932
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series AA	6.500(ff)	08/10/31	(oo)	1,240	1,229,459
Sr. Unsec’d. Notes	2.615(ff)	04/22/32		3,290	2,923,303
Sr. Unsec’d. Notes	3.102(ff)	02/24/33		4,162	3,716,683
Sr. Unsec’d. Notes	5.425(ff)	06/03/37		1,325	1,290,791
Sub. Notes	6.750	10/01/37		4,697	4,958,320
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	5.208(ff)	05/12/34		2,670	2,613,640
Sr. Unsec’d. Notes	5.279(ff)	03/10/37		2,710	2,606,027
Sr. Unsec’d. Notes	5.729(ff)	08/14/37		695	688,478
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes	5.023(ff)	05/17/33		3,456	3,385,501
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes	5.420(ff)	03/23/37		1,465	1,430,968
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	4.898(ff)	01/22/37		5,300	5,040,213
Sr. Unsec’d. Notes	5.502(ff)	01/24/36		9,731	9,726,123
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	5.057(ff)	01/14/37		540	516,203
Sr. Unsec’d. Notes	5.325(ff)	04/21/37		1,605	1,562,013
Sr. Unsec’d. Notes	5.568(ff)	07/24/37		1,265	1,253,766
Mizuho Bank Ltd. (Japan),
Sr. Unsec’d. Notes, 144A	5.185	04/16/36		1,285	1,251,422
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	5.337(ff)	07/13/37		2,230	2,163,267
Morgan Stanley,
Sr. Unsec’d. Notes	5.073(ff)	01/30/37		705	671,923
Sr. Unsec’d. Notes	5.296(ff)	04/10/37		710	687,453
Sr. Unsec’d. Notes	5.605(ff)	07/17/37		675	668,051
Sr. Unsec’d. Notes, MTN	2.511(ff)	10/20/32		11,569	10,123,695
Sr. Unsec’d. Notes, MTN	5.250(ff)	04/21/34		4,956	4,898,343
Societe Generale SA (France),
Sr. Non-Preferred Notes, 144A	3.337(ff)	01/21/33		645	576,727
Sr. Non-Preferred Notes, 144A, MTN	5.371(ff)	05/27/32		2,500	2,480,164
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	5.046(ff)	01/15/37		1,335	1,276,539
Sr. Unsec’d. Notes	5.138(ff)	07/07/34		375	366,870
Toronto-Dominion Bank (The) (Canada),
Jr. Sub. Notes	6.350(ff)	10/31/85		200	198,901

See Notes to Financial Statements.

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	5.199%(ff)	08/10/37	465	$444,779
Wells Fargo & Co.,
Sr. Unsec’d. Notes	5.389(ff)	04/24/34	3,942	3,937,454
Sr. Unsec’d. Notes, MTN	4.897(ff)	07/25/33	932	911,905
Sr. Unsec’d. Notes, MTN	5.557(ff)	07/25/34	5,364	5,404,665

				115,104,095

Beverages 0.3%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	4.700	02/01/36	1,665	1,576,948

Biotechnology 0.4%

Gilead Sciences, Inc.,
Sr. Unsec’d. Notes	4.900	05/20/34	2,000	1,957,452

Building Materials 0.2%

Cemex SAB de CV (Mexico),
Gtd. Notes	5.750	06/05/36	975	951,347

Chemicals 1.7%

CF Industries, Inc.,
Gtd. Notes	5.150	03/15/34	1,456	1,424,954
EIDP, Inc.,
Sr. Unsec’d. Notes	5.125	05/15/32	2,311	2,277,659
Mosaic Co. (The),
Sr. Unsec’d. Notes	5.900	08/17/36	1,500	1,477,048
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.125	03/15/35	1,555	1,398,705
Yara International ASA (Brazil),
Sr. Unsec’d. Notes, 144A	7.378	11/14/32	2,311	2,508,260

				9,086,626

Commercial Services 2.7%

ERAC USA Finance LLC,
Gtd. Notes, 144A	5.250	04/30/36	2,415	2,360,226
Experian Finance US, Inc.,
Gtd. Notes, 144A	5.350	08/24/36	2,680	2,605,654
Global Payments, Inc.,
Sr. Unsec’d. Notes	4.875	11/15/30	3,631	3,533,611
Mobility Global, Inc.,
Sr. Unsec’d. Notes, 144A	6.050	06/15/36	1,925	1,888,042
Quanta Services, Inc.,
Sr. Unsec’d. Notes	5.550	08/09/36	1,950	1,920,500
Verisk Analytics, Inc.,
Sr. Unsec’d. Notes	5.125	03/15/36	2,077	1,975,268

				14,283,301

Computers 0.8%

Accenture Capital, Inc.,
Gtd. Notes	5.000	07/10/31	1,300	1,295,121
Booz Allen Hamilton, Inc.,
Gtd. Notes	5.900	01/30/34	1,460	1,437,713
Leidos, Inc.,
Gtd. Notes	5.000	03/15/36	1,473	1,393,237

				4,126,071

See Notes to Financial Statements.

PGIM Fixed Income ETFs 109

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services 4.2%

Ally Financial, Inc.,
Sr. Unsec’d. Notes	5.543%(ff)	01/17/31	1,590	$1,588,763
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A	7.200	12/12/28	1,325	1,368,998
Capital One Financial Corp.,
Sr. Unsec’d. Notes	6.377(ff)	06/08/34	5,641	5,859,367
Charles Schwab Corp. (The),
Jr. Sub. Notes, Series L	6.100(ff)	06/01/31(oo)	510	503,373
Sr. Unsec’d. Notes	5.655(ff)	08/12/37	3,300	3,289,641
Citadel Finance LLC,
Gtd. Notes, 144A	5.150	02/14/31	255	247,321
Citadel Securities Global Holdings LLC,
Sr. Sec’d. Notes, 144A	5.125	01/27/32	1,230	1,199,892
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes	2.625	10/15/31	1,406	1,218,227
Sr. Unsec’d. Notes	5.125	04/28/31	2,340	2,290,348
Sr. Unsec’d. Notes	5.500	02/15/36	395	374,153
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes	5.545	07/14/36	1,510	1,475,216
Synchrony Financial,
Sr. Unsec’d. Notes	5.450(ff)	10/15/30	235	234,900
Sr. Unsec’d. Notes	5.935(ff)	08/02/30	725	735,591
Western Union Co. (The),
Sr. Unsec’d. Notes	4.750	06/15/29	1,570	1,547,049

				21,932,839

Electric 7.7%

AEP Texas, Inc.,
Sr. Unsec’d. Notes	5.700	05/15/34	1,232	1,244,247
Sr. Unsec’d. Notes, Series Q	5.200	04/15/36	335	322,858
Arizona Public Service Co.,
Sr. Unsec’d. Notes	5.550	08/01/33	2,246	2,264,055
Commonwealth Edison Co.,
First Mortgage	4.900	02/01/33	1,365	1,346,306
Duke Energy Carolinas LLC,
First Mortgage	5.150	06/15/36	2,120	2,066,658
Duke Energy Indiana LLC,
First Mortgage	5.250	03/01/34	1,614	1,605,666
Entergy Louisiana LLC,
First Mortgage	3.100	06/15/41	3,628	2,657,910
Evergy Metro, Inc.,
First Mortgage	5.125	08/15/35	1,461	1,418,047
Interstate Power & Light Co.,
Sr. Unsec’d. Notes	5.700	10/15/33	1,464	1,488,603
NSTAR Electric Co.,
Sr. Unsec’d. Notes	5.400	06/01/34	2,229	2,228,975
Ohio Power Co.,
Sr. Unsec’d. Notes	5.650	06/01/34	1,766	1,784,827
Pacific Gas & Electric Co.,
First Mortgage	6.150	01/15/33	2,070	2,127,945
Sr. Sec’d. Notes	3.250	06/01/31	4,811	4,403,785
PacifiCorp,
First Mortgage	5.250	06/15/35	1,614	1,545,406
Public Service Co. of Colorado,
First Mortgage	5.050	06/15/36	605	581,449
First Mortgage	5.350	05/15/34	2,042	2,031,035
Public Service Co. of New Hampshire,
First Mortgage	5.350	10/01/33	600	602,225

See Notes to Financial Statements.

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Puget Energy, Inc.,
Sr. Sec’d. Notes	5.725%	03/15/35	1,832	$1,808,869
Sempra,
Jr. Sub. Notes	4.125(ff)	04/01/52	1,681	1,667,559
Southern California Edison Co.,
First Mortgage	2.250	06/01/30	1,401	1,259,755
First Mortgage	5.450	06/01/31	1,499	1,505,632
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes	5.300	08/15/33	2,337	2,335,084
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000	04/30/31	280	274,560
Gtd. Notes, 144A	5.700	12/30/34	2,125	2,095,701

				40,667,157

Engineering & Construction 0.3%

Jacobs Solutions, Inc.,
Gtd. Notes	5.375	03/03/36	1,892	1,814,145

Environmental Control 0.4%

Veralto Corp.,
Sr. Unsec’d. Notes	4.850	01/15/32	2,170	2,134,548

Foods 2.2%

JBS NV/JBS USA Foods Group Holdings, Inc./JBS USA Food Co. Holdings,
Sr. Unsec’d. Notes	5.750	04/01/33	1,395	1,415,343
Mars, Inc.,
Sr. Unsec’d. Notes, 144A	5.200	03/01/35	3,234	3,186,491
Pilgrim’s Pride Corp.,
Gtd. Notes	6.250	07/01/33	1,802	1,863,647
Gtd. Notes	6.875	05/15/34	1,670	1,788,222
Smithfield Foods, Inc.,
Gtd. Notes, 144A	2.625	09/13/31	2,081	1,826,904
Gtd. Notes, 144A	5.200	04/01/29	1,532	1,534,169

				11,614,776

Gas 1.4%

Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes	5.400	06/15/33	1,829	1,836,118
Southern California Gas Co.,
First Mortgage	5.050	09/01/34	5,752	5,622,209

				7,458,327

Healthcare-Products 0.7%

Abbott Laboratories,
Sr. Unsec’d. Notes	4.650	03/15/36	2,429	2,302,498
Alcon Finance Corp.,
Gtd. Notes, 144A	5.375	12/06/32	330	331,841
Baxter International, Inc.,
Sr. Unsec’d. Notes	4.900	12/15/30	1,211	1,189,187

				3,823,526

Healthcare-Services 2.3%

Cigna Group (The),
Gtd. Notes	4.800	08/15/38	2,927	2,690,632

See Notes to Financial Statements.

PGIM Fixed Income ETFs 111

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

CommonSpirit Health, Sec’d. Notes, Series 2025	4.975%	09/01/35	1,788	$1,704,483
Elevance Health, Inc., Sr. Unsec’d. Notes	5.950	12/15/34	1,166	1,197,758
HCA, Inc.,
Gtd. Notes	4.700	05/15/31	1,500	1,469,730
Humana, Inc., Sr. Unsec’d. Notes	5.375	04/15/31	596	596,983
Icon Investments Six DAC, Gtd. Notes, 144A	5.421	08/13/31	2,170	2,159,919
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	2.750	05/15/40	89	64,007
Sr. Unsec’d. Notes	6.875	02/15/38	2,214	2,440,940

				12,324,452

Home Builders 0.1%

Meritage Homes Corp., Gtd. Notes, 144A	3.875	04/15/29	772	748,032

Insurance 4.4%

American International Group, Inc.,
Sr. Unsec’d. Notes	5.450	05/07/35	1,360	1,355,702
Arch Capital Group Ltd., Sr. Unsec’d. Notes	5.250	06/15/36	2,420	2,357,309
Arthur J Gallagher & Co., Sr. Unsec’d. Notes	5.000	02/15/32	1,261	1,245,150
Chubb INA Holdings LLC, Gtd. Notes	4.900	08/15/35	922	887,475
Gtd. Notes	5.300	05/20/36	700	690,051
Corebridge Global Funding, Sr. Sec’d. Notes, 144A	4.900	08/21/32	933	907,789
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes	5.750	05/20/35	4,025	4,025,292
Liberty Mutual Group, Inc., Gtd. Notes, 144A	5.250	05/01/36	1,110	1,073,001
Lincoln National Corp., Sr. Unsec’d. Notes	3.400	03/01/32	1,380	1,246,189
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes	5.400	09/15/33	4,052	4,088,738
Principal Life Global Funding II,
Sr. Sec’d. Notes, 144A	4.450	01/13/31	1,660	1,613,369
Unum Group,
Sr. Unsec’d. Notes	5.250	12/15/35	3,802	3,660,304

				23,150,369

Internet 2.1%

Alphabet, Inc., Sr. Unsec’d. Notes	4.700	11/15/35	498	471,880
Sr. Unsec’d. Notes	4.800	02/15/36	100	95,272
Amazon.com, Inc.,
Sr. Unsec’d. Notes	4.650	11/20/35	3,473	3,273,616
Sr. Unsec’d. Notes	4.875	03/13/36	1,346	1,279,926
Sr. Unsec’d. Notes	5.100	07/09/33	1,000	989,116

See Notes to Financial Statements.

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Internet (cont’d.)

Beignet Investor LLC,
Sr. Sec’d. Notes, 144A	6.581%	05/30/49	687	$658,568
Meta Platforms, Inc., Sr. Unsec’d. Notes	5.250	05/15/36	4,553	4,375,215

				11,143,593

Investment Companies 0.4%

Blackstone Secured Lending Fund,
Sr. Unsec’d. Notes	5.900	05/21/31	655	641,386
Morgan Stanley Direct Lending Fund,
Sr. Unsec’d. Notes	6.100	07/15/31	1,390	1,366,230

				2,007,616

Leisure Time 1.2%

Carnival Corp. Ltd., Gtd. Notes, 144A	5.750	03/15/30	1,500	1,508,585
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes	5.550	01/20/34	1,200	1,192,269
Sr. Unsec’d. Notes, 144A	6.250	03/15/32	3,411	3,459,472

				6,160,326

Lodging 0.7%

Las Vegas Sands Corp.,
Sr. Unsec’d. Notes	5.300	05/15/31	620	612,328
Marriott International, Inc.,
Sr. Unsec’d. Notes	4.500	05/01/33	2,067	1,967,370
Sr. Unsec’d. Notes, Series YY	5.650	09/15/36	940	932,949

				3,512,647

Media 2.7%

Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	6.650	02/01/34	1,710	1,721,188
Sr. Sec’d. Notes, 144A	7.087	09/01/38	3,625	3,586,630
Comcast Corp., Gtd. Notes(k)	5.300	06/01/34	4,804	4,726,232
News Corp.,
Gtd. Notes, 144A	5.125	02/15/32	1,448	1,406,142
Space Exploration Technologies Corp.,
Sr. Unsec’d. Notes, 144A	5.650	07/15/33	2,670	2,570,054

				14,010,246

Mining 1.5%

Barrick Mining Corp. (Canada), Sr. Unsec’d. Notes	6.375	03/01/33	315	322,014
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes	5.250	09/08/33	2,055	2,060,013
Kinross Gold Corp. (Canada),
Sr. Unsec’d. Notes	6.250	07/15/33	1,365	1,423,740
Southern Copper Corp. (Mexico),
Sr. Unsec’d. Notes	5.350	06/24/36	1,915	1,863,371
Yamana Gold, Inc. (Canada),
Gtd. Notes	2.630	08/15/31	2,356	2,059,728

				7,728,866

See Notes to Financial Statements.

PGIM Fixed Income ETFs 113

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Miscellaneous Manufacturing 0.4%

DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes	5.319%	11/15/38	479	$461,279
Textron, Inc., Sr. Unsec’d. Notes	6.100	11/15/33	1,450	1,505,399

				1,966,678

Office/Business Equipment 0.2%

CDW LLC/CDW Finance Corp., Gtd. Notes	3.276	12/01/28	1,365	1,308,821

Oil & Gas 2.7%

Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A	5.250	10/30/35	150	144,921
Sr. Unsec’d. Notes, 144A	6.000	06/13/33	450	462,597
BP Capital Markets America, Inc.,
Gtd. Notes	3.060	06/17/41	1,571	1,151,088
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes	6.450	06/30/33	4,956	5,261,624
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	2.650	01/15/32	1,694	1,495,316
ConocoPhillips Co.,
Gtd. Notes	6.800	03/15/32	480	506,596
Diamondback Energy, Inc.,
Gtd. Notes	6.250	03/15/33	2,408	2,527,242
Santos Finance Ltd. (Australia),
Gtd. Notes, 144A	3.649	04/29/31	2,993	2,771,874

				14,321,258

Packaging & Containers 1.1%

AptarGroup, Inc., Sr. Unsec’d. Notes	4.750	03/30/31	1,854	1,818,780
Berry Global, Inc., Sr. Sec’d. Notes	5.800	06/15/31	3,839	3,938,304

				5,757,084

Pharmaceuticals 0.9%

AbbVie, Inc., Sr. Unsec’d. Notes(k)	4.050	11/21/39	3,391	2,891,291
Cencora, Inc.,
Sr. Unsec’d. Notes	4.600	02/13/33	400	386,069
EMD Finance LLC (Germany),
Gtd. Notes, 144A	5.000	10/15/35	355	340,783
Viatris, Inc., Gtd. Notes	3.850	06/22/40	1,341	1,027,415

				4,645,558

Pipelines 6.1%

DCP Midstream Operating LP, Gtd. Notes	3.250	02/15/32	2,055	1,881,851
Enbridge, Inc. (Canada),
Gtd. Notes	5.625	04/05/34	2,237	2,260,132
Energy Transfer LP, Sr. Unsec’d. Notes	5.600	09/01/34	2,128	2,129,524
Enterprise Products Operating LLC,
Gtd. Notes	5.350	01/31/33	2,790	2,819,647
Gtd. Notes, Series E	5.250(ff)	08/16/77	1,681	1,673,811

See Notes to Financial Statements.

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

MPLX LP, Sr. Unsec’d. Notes	5.500%	06/01/34	2,730	$2,716,209
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A	5.600	08/15/36	1,900	1,844,765
ONEOK, Inc., Gtd. Notes	5.050	11/01/34	1,499	1,446,216
Gtd. Notes	6.050	09/01/33	1,896	1,955,543
Rio Grande LNG LLC,
Sr. Sec’d. Notes, 144A	5.500	01/30/34	2,000	1,958,056
Targa Resources Corp., Gtd. Notes	5.550	08/15/35	5,367	5,313,892
Western Midstream Operating LP,
Sr. Unsec’d. Notes	4.050	02/01/30	1,499	1,445,972
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	5.600	03/15/35	3,502	3,499,137
Sr. Unsec’d. Notes	5.650	03/15/33	1,449	1,467,565

				32,412,320

Real Estate 0.6%

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada), Sr. Unsec’d. Notes, 144A	2.500	10/15/31	2,755	2,409,250
Sr. Unsec’d. Notes, 144A	4.125	02/01/29	600	588,040

				2,997,290

Real Estate Investment Trusts (REITs) 9.0%

Alexandria Real Estate Equities, Inc., Gtd. Notes	1.875	02/01/33	4,248	3,405,038
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	5.375	06/15/36	750	729,179
Sr. Unsec’d. Notes	5.500	02/15/34	1,512	1,509,570
Broadstone Net Lease LLC, Gtd. Notes	5.000	11/01/32	56	54,660
COPT Defense Properties LP, Gtd. Notes	4.500	10/15/30	78	76,031
Cousins Properties LP,
Gtd. Notes	4.875	03/01/33	415	397,298
Gtd. Notes	5.875	10/01/34	1,910	1,923,882
ERP Operating LP, Sr. Unsec’d. Notes	4.950	10/01/31	390	387,363
Essential Properties LP, Gtd. Notes	5.375	07/15/36	2,440	2,347,582
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	3.250	01/15/32	1,844	1,627,731
Healthpeak OP LLC, Gtd. Notes	5.250	12/15/32	4,188	4,145,177
Host Hotels & Resorts LP, Sr. Unsec’d. Notes, Series I	3.500	09/15/30	2,086	1,952,628
Invitation Homes Operating Partnership LP,
Gtd. Notes	4.950	02/01/32	900	881,095
Gtd. Notes	5.500	08/15/33	1,934	1,930,952
Kimco Realty OP LLC,
Gtd. Notes	6.400	03/01/34	1,597	1,690,487
Lineage OP LP, Gtd. Notes	5.250	07/15/30	682	677,200
Prologis LP,
Sr. Unsec’d. Notes	5.125	01/15/34	5,657	5,591,689

See Notes to Financial Statements.

PGIM Fixed Income ETFs 115

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

Realty Income Corp.,
Sr. Unsec’d. Notes	1.800%	03/15/33	3,087	$2,518,018
Regency Centers LP, Gtd. Notes	4.500	03/15/33	1,840	1,758,525
Sun Communities Operating LP,
Gtd. Notes	2.700	07/15/31	5,766	5,122,769
Ventas Realty LP, Gtd. Notes	5.625	07/01/34	946	952,763
VICI Properties LP, Sr. Unsec’d. Notes	5.125	11/15/31	1,718	1,681,102
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	5.750	02/01/27	591	591,738
Welltower OP LLC, Gtd. Notes	2.750	01/15/31	1,055	962,518
Gtd. Notes	4.500	07/01/30	2,025	1,995,248
WP Carey, Inc., Sr. Unsec’d. Notes	2.250	04/01/33	2,901	2,388,200

				47,298,443

Retail 0.4%

AutoNation, Inc., Sr. Unsec’d. Notes	2.400	08/01/31	2,408	2,101,237

Semiconductors 2.8%

Broadcom, Inc.,
Sr. Unsec’d. Notes	3.469	04/15/34	6,858	5,885,403
Sr. Unsec’d. Notes	4.600	01/15/33	2,157	2,046,080
Foundry JV Holdco LLC, Sr. Sec’d. Notes, 144A	5.500	01/25/31	425	428,745
Sr. Sec’d. Notes, 144A	5.900	01/25/33	1,600	1,626,273
Intel Corp.,
Sr. Unsec’d. Notes	4.150	08/05/32	702	659,653
Marvell Technology, Inc., Gtd. Notes	2.950	04/15/31	1,166	1,057,121
NVIDIA Corp., Sr. Unsec’d. Notes	4.950	06/15/36	1,910	1,817,555
Skyworks Solutions, Inc., Sr. Unsec’d. Notes	5.000	08/10/28	1,085	1,084,631

				14,605,461

Software 3.9%

Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	4.800	03/10/31	1,353	1,325,356
Fiserv, Inc., Sr. Unsec’d. Notes	5.250	08/11/35	3	2,858
MSCI, Inc., Gtd. Notes, 144A	3.875	02/15/31	3,459	3,235,806
Oracle Corp.,
Sr. Unsec’d. Notes	3.850	07/15/36	932	739,846
Sr. Unsec’d. Notes	4.125	05/15/45	865	570,351
Sr. Unsec’d. Notes	5.700	02/04/36	4,496	4,157,095
Sr. Unsec’d. Notes	6.250	11/09/32	1,395	1,390,622
Salesforce, Inc.,
Sr. Unsec’d. Notes	4.900	09/15/31	2,880	2,843,302
Sr. Unsec’d. Notes	5.550	03/15/36	1,440	1,414,213

See Notes to Financial Statements.

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Software (cont’d.)

Synopsys, Inc.,
Sr. Unsec’d. Notes	5.000%	04/01/32	1,907	$1,883,296
Workday, Inc., Sr. Unsec’d. Notes	3.800	04/01/32	3,391	3,153,826

				20,716,571

Telecommunications 2.2%

AT&T, Inc.,
Sr. Unsec’d. Notes	4.750	04/30/33	1,910	1,836,992
Sr. Unsec’d. Notes	5.400	02/15/34	4,118	4,090,280
Beacon Point DC LLC, Sr. Sec’d. Notes, 144A	6.129	11/30/42	385	364,966
HUT 8 DC LLC,
Sr. Sec’d. Notes, 144A	6.192	11/15/42	200	194,237
Motorola Solutions, Inc., Sr. Unsec’d. Notes	5.550	08/15/35	1,606	1,599,295
QTS Central Issuer LLC/ QTS TRS Central Issuer LLC,
Sr. Sec’d. Notes, 144A	6.625	09/01/31	495	487,893
Sopaipilla Investor LLC, Sr. Sec’d. Notes, 144A	7.534	11/30/48	510	521,924
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.355	03/15/32	2,856	2,470,247

				11,565,834

TOTAL CORPORATE BONDS
(cost $515,850,982)				500,640,647

MUNICIPAL BOND 0.1%

Texas

Texas Natural Gas Securitization Finance Corp.
Series 2023-1, Class A2 (cost $460,188)	5.169	04/01/41	450	446,623

SOVEREIGN BOND 0.2%
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes, Series 10Y (cost $962,855)	5.375	04/14/36	965	949,804

U.S. TREASURY OBLIGATIONS 2.4%
U.S. Treasury Notes	4.250	06/30/33	5,500	5,386,992
U.S. Treasury Notes	4.375	05/15/34	7,615	7,479,358

TOTAL U.S. TREASURY OBLIGATIONS
(cost $12,940,740)				12,866,350

TOTAL LONG-TERM INVESTMENTS
(cost $530,214,765)				514,903,424

See Notes to Financial Statements.

PGIM Fixed Income ETFs 117

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Shares	Value

SHORT-TERM INVESTMENT 1.0%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 3.780%)
(cost $5,249,508)(wb)	5,249,508	$5,249,508

TOTAL INVESTMENTS 98.7% (cost $535,464,273)		520,152,932
Other assets in excess of liabilities(z) 1.3%		6,988,865

NET ASSETS 100.0%		$527,141,797

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2026:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
452	10 Year U.S. Treasury Notes	Dec. 2026	$48,660,625	$(246,668)
70	10 Year U.S. Ultra Treasury Notes	Dec. 2026	7,659,532	(28,961)
11	30 Year U.S. Ultra Treasury Bonds	Dec. 2026	1,210,344	(7,453)
85	Bloomberg IG Credit	Sep. 2026	9,015,525	(114,810)

				(397,892)

Short Positions:
37	2 Year U.S. Treasury Notes	Dec. 2026	7,593,672	15,817
203	5 Year U.S. Treasury Notes	Dec. 2026	21,457,735	87,651
120	20 Year U.S. Treasury Bonds	Dec. 2026	13,035,000	(20,456)

				83,012

				$(314,880)

Credit default swap agreements outstanding at August 31, 2026:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2026(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
Uber Technologies, Inc.	12/20/31	5.000%(Q)	1,320	0.589%	$287,615	$258,033	$29,582	GSI

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at August 31, 2026	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.46.V1	06/20/31	1.000%(Q)	16,945	$(339,741)	$(395,802)	$(56,061)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

See Notes to Financial Statements.

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$258,033	$—	$29,582	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
BOS	$—	$450,192
JPS	—	1,375,369

Total	$—	$1,825,561

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Corporate Bonds	$—	$500,640,647	$—
Municipal Bond	—	446,623	—
Sovereign Bond.	—	949,804	—
U.S. Treasury Obligations	—	12,866,350	—
Short-Term Investment
Affiliated Mutual Fund	5,249,508	—	—

Total	$5,249,508	$514,903,424	$—

See Notes to Financial Statements.

PGIM Fixed Income ETFs 119

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Futures Contracts	$103,468	$—	$—
OTC Credit Default Swap Agreement	—	287,615	—

Total	$103,468	$287,615	$—

Liabilities
Futures Contracts	$(418,348)	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	(56,061)	—

Total	$(418,348)	$(56,061)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forward foreign currency exchange contracts and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2026 were as follows:

Banks	21.8%
Real Estate Investment Trusts (REITs)	9.0
Electric	7.7
Pipelines	6.1
Insurance	4.4
Diversified Financial Services	4.2
Software	3.9
Semiconductors	2.8
Oil & Gas	2.7
Commercial Services	2.7
Media	2.7
U.S. Treasury Obligations	2.4
Healthcare-Services	2.3
Foods	2.2
Telecommunications	2.2
Internet	2.1
Auto Manufacturers	1.8
Chemicals	1.7
Mining	1.5
Gas	1.4
Leisure Time	1.2
Packaging & Containers	1.1
Affiliated Mutual Fund	1.0
Pharmaceuticals	0.9
Computers	0.8
Aerospace & Defense	0.7

Healthcare-Products	0.7%
Lodging	0.7
Agriculture	0.7
Auto Parts & Equipment	0.6
Real Estate	0.6
Environmental Control	0.4
Retail	0.4
Investment Companies	0.4
Miscellaneous Manufacturing	0.4
Biotechnology	0.4
Airlines	0.4
Engineering & Construction	0.3
Apparel	0.3
Beverages	0.3
Office/Business Equipment	0.2
Building Materials	0.2
Sovereign Bond	0.2
Home Builders	0.1
Municipal Bond	0.1

98.7
Other assets in excess of liabilities	1.3

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2026 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Credit contracts	—	$ —	Due from/to broker-variation margin swaps	$56,061*

Credit contracts	Premiums paid for OTC swap agreements	258,033	—	—

See Notes to Financial Statements.

PGIM Corporate Bond 5-10 Year ETF

Schedule of Investments (continued)

as of August 31, 2026

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Unrealized appreciation on OTC swap agreements	$29,582		—	$—

Interest rate contracts	Due from/to broker-variation margin futures	103,468	*	Due from/to broker-variation margin futures	418,348	*

		$391,083			$474,409

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2026 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$12,138
Interest rate contracts	(360,526)	—

Total	$(360,526)	$12,138

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$(26,479)
Interest rate contracts	(365,521)	—

Total	$(365,521)	$(26,479)

For the year ended August 31, 2026, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Long Positions (1)	$48,170,906

Futures Contracts - Short Positions (1)	29,858,411

Credit Default Swap Agreements - Buy Protection (1)	3,389,000

Credit Default Swap Agreements - Sell Protection (1)	264,000

*	Average volume is based on average quarter end balances for the year ended August 31, 2026.
(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
GSI	$287,615	$—	$287,615	$—	$287,615

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 121

PGIM Corporate Bond 5-10 Year ETF

Statement of Assets & Liabilities

as of August 31, 2026

Assets

Investments at value:
Unaffiliated investments (cost $530,214,765)	$514,903,424
Affiliated investments (cost $5,249,508)	5,249,508
Dividends and interest receivable	6,639,014

Receivable for Fund shares sold	2,446,140

Premiums paid for OTC swap agreements	258,033

Unrealized appreciation on OTC swap agreements	29,582

Due from broker—variation margin swaps	766

Other assets	119

Total Assets	529,526,586

Liabilities
Dividends and Distributions payable	2,231,336
Management fee payable	112,160
Due to broker—variation margin futures	41,293

Total Liabilities	2,384,789

Net Assets	$527,141,797

Net assets were comprised of:
Common stock, at par	$10,775
Paid-in capital in excess of par	546,270,073
Total distributable earnings (loss)	(19,139,051)

Net assets, August 31, 2026	$527,141,797

Net asset value, offering price and redemption price per share.
($527,141,797 ÷ 10,775,000 shares of common stock issued and outstanding)	$48.92

See Notes to Financial Statements.

PGIM Corporate Bond 5-10 Year ETF

Statement of Operations

Year Ended August 31, 2026

Net Investment Income (Loss)

Income
Interest income	$17,771,404
Affiliated dividend income	212,603

Total income	17,984,007

Expenses
Management fee	907,129

Net investment income (loss)	17,076,878

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	(2,281,048)
Futures transactions	(360,526)
In-kind redemptions	(47,501)
Swap agreement transactions	12,138

(2,676,937)

Net change in unrealized appreciation (depreciation) on:
Investments	(16,323,285)
Futures	(365,521)
Swap agreements	(26,479)

(16,715,285)

Net gain (loss) on investment transactions	(19,392,222)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(2,315,344)

See Notes to Financial Statements.

PGIM Fixed Income ETFs 123

PGIM Corporate Bond 5-10 Year ETF

Statements of Changes in Net Assets

	Year Ended August 31, 2026	July 29, 2025* through August 31, 2025
Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$17,076,878	$583,509

Net realized gain (loss) on investment and in-kind redemptions transactions	(2,676,937)	119,204

Net change in unrealized appreciation (depreciation) on investments	(16,715,285)	1,062,585

Net increase (decrease) in net assets resulting from operations	(2,315,344)	1,765,298

Dividends and Distributions

Distributions from distributable earnings	(18,656,533)	—

Fund share transactions

Net proceeds from shares sold (2,350,000 and 750,000 shares, respectively)	119,157,422	37,506,563

Shares sold in-kind (5,975,000 and 2,150,000 shares, respectively)	304,821,674	107,404,064

Shares redeemed in-kind (450,000 and 0 shares, respectively)	(22,541,347)	—

Net increase (decrease) in net assets from Fund share transactions	401,437,749	144,910,627

Total increase (decrease)	380,465,872	146,675,925

Net Assets:

Beginning of period	146,675,925	—

End of period	$527,141,797	$146,675,925

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Corporate Bond 5-10 Year ETF

Financial Highlights

	Year Ended August 31, 2026		July 29, 2025(a) through August 31, 2025
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$50.58		$50.00
Income (loss) from investment operations:
Net investment income (loss)	2.39		0.22
Net realized and unrealized gain (loss) on investment transactions	(1.36	)(c)	0.36
Total from investment operations	1.03		0.58
Less Dividends and Distributions:
Dividends from net investment income	(2.63)		-
Distributions from net realized gains	(0.06)		-
Total dividends and distributions	(2.69)		-
Net asset value, end of period	$48.92		$50.58
Total Return(d):	2.03%		1.17%

Ratios/Supplemental Data:
Net assets, end of period (000)	$527,142		$146,676
Average net assets (000)	$362,852		$135,451
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.25%		0.25	% (f)
Expenses before waivers and/or expense reimbursement	0.25%		0.25	% (f)
Net investment income (loss)	4.71%		4.76	% (f)
Portfolio turnover rate(g)	88%		10%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 125

PGIM Corporate Bond 10+ Year ETF

Schedule of Investments

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 98.3%

CORPORATE BONDS 90.3%

Aerospace & Defense 2.6%

Boeing Co. (The),
Sr. Unsec’d. Notes	5.930%	05/01/60	1,487	$1,390,381
RTX Corp.,
Sr. Unsec’d. Notes	4.500	06/01/42	603	521,881

				1,912,262

Auto Parts & Equipment 0.4%

Aptiv Swiss Holdings Ltd.,
Gtd. Notes	3.100	12/01/51	445	261,831

Banks 15.5%

Bank of America Corp.,
Sr. Unsec’d. Notes, MTN	4.083(ff)	03/20/51	1,776	1,342,584
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	5.586(ff)	06/26/37	400	389,362
BNP Paribas SA (France),
Sr. Non-Preferred Notes, 144A	3.132(ff)	01/20/33	400	356,538
Citigroup, Inc.,
Sub. Notes	5.827(ff)	02/13/35	1,104	1,101,407
Sub. Notes	6.020(ff)	01/24/36	559	562,745
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	5.541(ff)	01/21/47	981	903,849
Intesa Sanpaolo SpA (Italy),
Sr. Preferred Notes, 144A	7.800	11/28/53	200	231,589
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	3.964(ff)	11/15/48	320	241,388
Sr. Unsec’d. Notes	5.400	01/06/42	2,312	2,226,943
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	5.868(ff)	04/21/47	235	228,872
Mizuho Bank Ltd. (Japan),
Sr. Unsec’d. Notes, 144A	5.772	04/16/46	200	192,680
Morgan Stanley,
Sr. Unsec’d. Notes	3.217(ff)	04/22/42	1,040	764,963
Sr. Unsec’d. Notes, MTN	2.802(ff)	01/25/52	1,373	807,036
Wells Fargo & Co.,
Sr. Unsec’d. Notes	3.068(ff)	04/30/41	2,581	1,900,277

				11,250,233

Beverages 1.0%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	4.900	02/01/46	863	754,809

Biotechnology 1.5%

Amgen, Inc.,
Sr. Unsec’d. Notes	5.650	03/02/53	1,158	1,079,102

Building Materials 0.5%

Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes	6.375	08/15/56	70	71,381

Owens Corning,
Sr. Unsec’d. Notes	7.000	12/01/36	269	294,124

				365,505

See Notes to Financial Statements.

PGIM Corporate Bond 10+ Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals 1.1%

CF Industries, Inc.,
Gtd. Notes	5.375%	03/15/44	240	$220,918
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.900	06/01/43	373	325,452
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes	4.000	12/15/42	275	216,822

				763,192

Commercial Services 1.7%

Duke University,
Unsec’d. Notes, Series 2020	2.832	10/01/55	215	128,137
Massachusetts Institute of Technology,
Sr. Unsec’d. Notes	5.618	06/01/55	450	442,342
President & Fellows of Harvard College,
Unsec’d. Notes	2.517	10/15/50	730	425,011
Trustees of Princeton University (The),
Unsec’d. Notes	4.201	03/01/52	155	122,970
Washington University (The),
Sr. Unsec’d. Notes	4.349	04/15/2122	175	126,419

				1,244,879

Computers 0.8%

Apple, Inc.,
Sr. Unse,c’d. Notes	3.850	05/04/43	632	504,549
International Business Machines Corp.,
Sr. Unsec’d. Notes	5.800	02/03/56	100	90,051

				594,600

Electric 14.7%

AEP Texas, Inc.,
Sr. Unsec’d. Notes, Series H	3.450	01/15/50	500	326,938
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes	3.800	06/15/49	500	358,121
Ameren Illinois Co.,
First Mortgage	5.625	03/01/55	598	560,726
Commonwealth Edison Co.,
First Mortgage	3.800	10/01/42	140	109,509
First Mortgage	4.000	03/01/49	893	668,135
First Mortgage	5.850	06/01/56	358	344,636
Dominion Energy South Carolina, Inc.,
First Mortgage	6.250	10/15/53	490	500,438
DTE Electric Co.,
General Ref. Mortgage	3.750	08/15/47	603	442,039
Duke Energy Indiana LLC,
First Mortgage	5.400	04/01/53	603	543,603
Duke Energy Ohio, Inc.,
First Mortgage	5.550	03/15/54	1,040	957,424
Entergy Louisiana LLC,
First Mortgage	3.100	06/15/41	667	488,651
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C	4.850	07/15/47	436	361,524
Florida Power & Light Co.,
First Mortgage	4.125	02/01/42	1,438	1,188,751
Kentucky Utilities Co.,
First Mortgage	5.850	08/15/55	35	33,605
Louisville Gas & Electric Co.,
First Mortgage	5.850	08/15/55	40	38,361

See Notes to Financial Statements.

PGIM Fixed Income ETFs 127

PGIM Corporate Bond 10+ Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Massachusetts Electric Co.,
Sr. Unsec’d. Notes, 144A	6.236%	07/20/56	55	$53,885
Nevada Power Co.,
General Ref. Mortgage	6.000	03/15/54	603	587,612
Northern States Power Co.,
First Mortgage	5.650	06/15/54	937	883,885
NSTAR Electric Co.,
Sr. Unsec’d. Notes	4.950	09/15/52	333	284,775
Pacific Gas & Electric Co.,
First Mortgage	3.950	12/01/47	400	281,042
Public Service Co. of Colorado,
First Mortgage	5.850	05/15/55	270	258,112
First Mortgage, Series 39	4.500	06/01/52	85	67,022
San Diego Gas & Electric Co.,
First Mortgage	5.350	04/01/53	292	258,728
SCE Recovery Funding LLC,
Sr. Sec’d. Notes	5.341	03/15/47	74	71,989
Sr. Sec’d. Notes	5.541	09/15/52	40	38,214
Southern California Edison Co.,
First Mortgage, Series 20A	2.950	02/01/51	1,241	712,527
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.250	10/15/35	245	233,009

				10,653,261

Foods 1.3%

JBS NV/JBS USA Foods Group Holdings, Inc./JBS USA Food Co. Holdings,
Sr. Unsec’d. Notes, 144A	6.400	05/10/57	412	395,269
Mars, Inc.,
Sr. Unsec’d. Notes, 144A	5.700	05/01/55	603	569,289

				964,558

Healthcare-Products 0.3%

Abbott Laboratories,
Sr. Unsec’d. Notes	5.500	03/15/56	100	93,649
Sr. Unsec’d. Notes	5.600	03/15/66	95	88,629

				182,278

Healthcare-Services 7.0%

Children’s Hospital of Philadelphia (The),
Sec’d. Notes, Series 2020	2.704	07/01/50	155	92,004
Cigna Group (The),
Sr. Unsec’d. Notes	3.400	03/15/50	770	507,900
Elevance Health, Inc.,
Sr. Unsec’d. Notes	5.100	01/15/44	770	683,398
Humana, Inc.,
Sr. Unsec’d. Notes	3.950	08/15/49	446	310,591
Inova Health System Foundation,
Unsec’d. Notes	4.068	05/15/52	250	189,297
Kaiser Foundation Hospitals,
Unsec’d. Notes, Series 2021	3.002	06/01/51	560	347,458
Mayo Clinic,
Unsec’d. Notes, Series 2021	3.196	11/15/61	250	150,599
OhioHealth Corp.,
Unsec’d. Notes, Series 2020	3.042	11/15/50	235	155,543
Orlando Health Obligated Group,
Sr. Unsec’d. Notes	5.475	10/01/35	90	90,212

See Notes to Financial Statements.

PGIM Corporate Bond 10+ Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Roche Holdings, Inc.,
Gtd. Notes, 144A	2.607%	12/13/51	200	$115,064
Sentara Health,
Sr. Unsec’d. Notes, Series 2021	2.927	11/01/51	216	131,764
Stanford Health Care,
Unsec’d. Notes	3.027	08/15/51	500	311,402
Sutter Health,
Unsec’d. Notes	5.547	08/15/53	95	89,812
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	4.750	05/15/52	2,311	1,896,254

				5,071,298

Insurance 4.8%

Arch Capital Group Ltd.,
Sr. Unsec’d. Notes	5.950	06/15/56	569	551,939
Chubb INA Holdings LLC,
Gtd. Notes	3.050	12/15/61	275	157,392
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes	3.125	10/15/52	436	258,626
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes	5.750	05/20/35	1,423	1,423,103
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	5.500	06/15/52	333	299,202
Markel Group, Inc.,
Sr. Unsec’d. Notes	3.450	05/07/52	381	244,699
Unum Group,
Sr. Unsec’d. Notes	6.000	06/15/54	603	565,809

				3,500,770

Internet 5.1%

Alphabet, Inc.,
Sr. Unsec’d. Notes	5.350	11/15/45	40	36,589
Sr. Unsec’d. Notes	5.650	02/15/56	95	86,847
Sr. Unsec’d. Notes	5.750	02/15/66	753	675,520
Sr. Unsec’d. Notes	6.250	08/15/46	10	10,046
Amazon.com, Inc.,
Sr. Unsec’d. Notes	5.550	11/20/65	490	424,764
Sr. Unsec’d. Notes	5.950	03/13/66	100	92,023
Sr. Unsec’d. Notes	6.000	07/09/46	1,125	1,093,243
Beignet Investor LLC,
Sr. Sec’d. Notes, 144A	6.581	05/30/49	146	139,958
Meta Platforms, Inc.,
Sr. Unsec’d. Notes	5.750	11/15/65	480	395,016
Sr. Unsec’d. Notes	6.200	05/15/46	95	89,204
Sr. Unsec’d. Notes	6.450	05/15/66	741	677,990

				3,721,200

Machinery-Construction & Mining 0.3%

Vertiv Holdings Co.,
Sr. Unsec’d. Notes	5.650	03/15/46	50	46,821
Sr. Unsec’d. Notes	5.800	03/15/56	20	18,701
Sr. Unsec’d. Notes	5.950	03/15/66	120	111,594

				177,116

See Notes to Financial Statements.

PGIM Fixed Income ETFs 129

PGIM Corporate Bond 10+ Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media 3.3%

Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	4.400%	12/01/61	1,801	$1,114,644
Comcast Corp.,
Gtd. Notes	2.937	11/01/56	1,790	913,230
Space Exploration Technologies Corp.,
Sr. Unsec’d. Notes, 144A	6.600	07/15/46	416	377,708

				2,405,582

Mining 0.4%
Barrick North America Finance LLC (Canada),
Gtd. Notes	5.750	05/01/43	333	322,294

Oil & Gas 5.7%
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A	5.800	10/01/54	500	453,993
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes	5.850	02/01/35	1,227	1,253,152
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	3.750	02/15/52	436	300,043
ConocoPhillips Co.,
Gtd. Notes	4.025	03/15/62	667	464,943
Diamondback Energy, Inc.,
Gtd. Notes	5.750	04/18/54	333	314,514
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes	6.500	03/01/41	333	348,612
Ovintiv, Inc.,
Gtd. Notes	7.100	07/15/53	333	360,766
Phillips 66 Co.,
Gtd. Notes	4.900	10/01/46	290	248,188
Var Energi ASA (Norway),
Sr. Unsec’d. Notes, 144A	6.500	05/22/35	400	416,340

				4,160,551

Pharmaceuticals 2.7%

AbbVie, Inc.,
Sr. Unsec’d. Notes	5.600	03/15/55	829	781,063
CVS Health Corp.,
Sr. Unsec’d. Notes	5.125	07/20/45	200	173,664
Sr. Unsec’d. Notes	5.625	02/21/53	500	449,751
Eli Lilly & Co.,
Sr. Unsec’d. Notes	4.875	02/27/53	30	25,816
Sr. Unsec’d. Notes	4.950	02/27/63	275	231,996
Sr. Unsec’d. Notes	5.650	10/15/65	25	23,570
Sr. Unsec’d. Notes	5.700	05/20/66	65	61,823
Novartis Capital Corp.,
Gtd. Notes	5.600	03/18/46	40	38,843
Takeda US Financing, Inc.,
Gtd. Notes	5.200	07/07/35	200	195,224

				1,981,750

Pipelines 7.3%

Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A	5.695	10/01/54	275	251,935
Energy Transfer LP,
Sr. Unsec’d. Notes	4.950	01/15/43	1,177	1,016,668

See Notes to Financial Statements.

PGIM Corporate Bond 10+ Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Enterprise Products Operating LLC,
Gtd. Notes(k)	4.850%	08/15/42	1,145	$1,023,592
Green Palm Bidco Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A, MTN	6.462	06/30/46	200	195,234
MPLX LP,
Sr. Unsec’d. Notes	4.700	04/15/48	873	703,205
ONEOK, Inc.,
Gtd. Notes	6.625	09/01/53	775	793,964

Targa Resources Corp.,
Gtd. Notes	6.050	05/15/56	135	128,647
Gtd. Notes	6.125	05/15/55	205	197,695
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	5.800	11/15/54	1,089	1,016,957

				5,327,897

Real Estate Investment Trusts (REITs) 1.2%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes	5.250	03/15/36	667	636,116
Prologis LP,
Sr. Unsec’d. Notes	2.125	10/15/50	415	212,687

				848,803

Retail 1.0%
Home Depot, Inc. (The),
Sr. Unsec’d. Notes	3.625	04/15/52	519	358,112
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN	4.450	03/01/47	436	352,635

				710,747

Semiconductors 1.9%
Broadcom, Inc.,
Gtd. Notes	3.500	02/15/41	873	647,565
Foundry JV Holdco LLC,
Sr. Sec’d. Notes, 144A	6.300	01/25/39	200	205,956
Intel Corp.,
Sr. Unsec’d. Notes	3.734	12/08/47	662	451,955
NVIDIA Corp.,
Sr. Unsec’d. Notes	5.550	06/15/46	105	96,649

				1,402,125

Software 3.8%
Microsoft Corp.,
Sr. Unsec’d. Notes	2.675	06/01/60	892	463,932
Sr. Unsec’d. Notes	2.921	03/17/52	514	309,296
Oracle Corp.,
Sr. Unsec’d. Notes	3.600	04/01/50	311	179,986
Sr. Unsec’d. Notes	3.650	03/25/41	809	546,734
Sr. Unsec’d. Notes	4.125	05/15/45	355	234,075
Sr. Unsec’d. Notes	5.375	09/27/54	90	65,824
Sr. Unsec’d. Notes	5.875	09/26/45	40	33,039
Sr. Unsec’d. Notes	6.550	02/04/46	50	44,585
Sr. Unsec’d. Notes	6.850	02/04/66	446	391,150

See Notes to Financial Statements.

PGIM Fixed Income ETFs 131

PGIM Corporate Bond 10+ Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Software (cont’d.)

Salesforce, Inc.,
Sr. Unsec’d. Notes	6.400%	03/15/46	200	$196,992
Sr. Unsec’d. Notes	6.550	03/15/56	333	324,536

				2,790,149

Telecommunications 3.9%
AT&T, Inc.,
Sr. Unsec’d. Notes	3.550	09/15/55	2,478	1,500,405
Beacon Point DC LLC,
Sr. Sec’d. Notes, 144A	6.129	11/30/42	85	80,577
QTS Central Issuer LLC/ QTS TRS Central Issuer LLC,
Sr. Sec’d. Notes, 144A	6.625	09/01/31	30	29,569
Sopaipilla Investor LLC,
Sr. Sec’d. Notes, 144A	7.534	11/30/48	329	336,692
T-Mobile USA, Inc.,
Gtd. Notes	3.300	02/15/51	666	410,594
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	3.000	11/20/60	872	475,849

				2,833,686

Transportation 0.4%
Norfolk Southern Corp.,
Sr. Unsec’d. Notes	3.700	03/15/53	436	300,099

Water 0.1%
American Water Capital Corp.,
Sr. Unsec’d. Notes	4.200	09/01/48	70	54,178

TOTAL CORPORATE BONDS
(cost $68,541,081)				65,634,755

MUNICIPAL BONDS 1.3%

California 0.3%
Regents of the University of California Medical Center Pooled Revenue,
Taxable, Revenue Bonds, Series N	3.256	05/15/60	150	90,023
University of California,
Taxable, Revenue Bonds, Series AQ	4.767	05/15/2115	155	119,509

				209,532

District of Columbia 0.2%
District of Columbia Water & Sewer Authority,
Taxable, Revenue Bonds, Series A	4.814	10/01/2114	195	153,637

Maryland 0.1%
Maryland Economic Development Corp.,
Taxable, Revenue Bonds	5.433	05/31/56	125	115,934

Michigan 0.2%
University of Michigan,
Taxable, Revenue Bonds, Series A	4.454	04/01/2122	160	120,404

Minnesota 0.2%
University of Minnesota,
Taxable, Revenue Bonds	4.048	04/01/52	161	123,455

See Notes to Financial Statements.

PGIM Corporate Bond 10+ Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New York 0.2%
Port Authority of New York & New Jersey,
Consolidated, Taxable, Revenue Bonds, Series 174	4.458%	10/01/62	155	$123,359

Pennsylvania 0.1%
Pennsylvania State University (The),
Taxable, Revenue Bonds, Series D	2.840	09/01/50	120	77,339

TOTAL MUNICIPAL BONDS
(cost $965,976)				923,660

U.S. TREASURY OBLIGATIONS 6.7%
U.S. Treasury Bonds	4.625	11/15/45	2,705	2,504,238
U.S. Treasury Bonds(k)	4.750	02/15/45	2,180	2,057,716
U.S. Treasury Notes	4.125	02/15/36	330	314,892

TOTAL U.S. TREASURY OBLIGATIONS
(cost $4,993,087)				4,876,846

TOTAL LONG-TERM INVESTMENTS
(cost $74,500,144)				71,435,261

			Shares

SHORT-TERM INVESTMENT 1.0%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 3.780%)
(cost $753,914)(wb)			753,914	753,914

TOTAL INVESTMENTS 99.3%
(cost $75,254,058)				72,189,175
Other assets in excess of liabilities(z) 0.7%				521,146

NET ASSETS 100.0%				$72,710,321

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2026:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
26	10 Year U.S. Ultra Treasury Notes	Dec. 2026	$2,844,969	$(16,362)
40	20 Year U.S. Treasury Bonds	Dec. 2026	4,345,000	(5,087)

				(21,449)

Short Positions:
3	5 Year U.S. Treasury Notes	Dec. 2026	317,109	113
35	10 Year U.S. Treasury Notes	Dec. 2026	3,767,969	19,093
28	30 Year U.S. Ultra Treasury Bonds	Dec. 2026	3,080,875	10,224

				29,430

				$7,981

See Notes to Financial Statements.

PGIM Fixed Income ETFs 133

PGIM Corporate Bond 10+ Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
JPS	$—	$503,253

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Corporate Bonds	$—	$65,634,755	$—
Municipal Bonds	—	923,660	—
U.S. Treasury Obligations	—	4,876,846	—
Short-Term Investment
Affiliated Mutual Fund	753,914	—	—

Total	$753,914	$71,435,261	$—

Other Financial Instruments*
Assets
Futures Contracts	$29,430	$—	$—

Liabilities
Futures Contracts	$(21,449)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forward foreign currency exchange contracts and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2026 were as follows:

Banks	15.5%
Electric	14.7
Pipelines	7.3
Healthcare-Services	7.0
U.S. Treasury Obligations	6.7
Oil & Gas	5.7
Internet	5.1
Insurance	4.8
Telecommunications	3.9
Software	3.8
Media	3.3
Pharmaceuticals	2.7
Aerospace & Defense	2.6
Semiconductors	1.9
Commercial Services	1.7
Biotechnology	1.5
Foods	1.3
Municipal Bonds	1.3
Real Estate Investment Trusts (REITs)	1.2

Chemicals	1.1%
Beverages	1.0
Affiliated Mutual Fund	1.0
Retail	1.0
Computers	0.8
Building Materials	0.5
Mining	0.4
Transportation	0.4
Auto Parts & Equipment	0.4
Healthcare-Products	0.3
Machinery-Construction & Mining	0.3
Water	0.1

99.3
Other assets in excess of liabilities	0.7

100.0%

See Notes to Financial Statements.

PGIM Corporate Bond 10+ Year ETF

Schedule of Investments (continued)

as of August 31, 2026

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2026 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$29,430*	Due from/to broker-variation margin futures	$21,449*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2026 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(59,353)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(41,268)

For the year ended August 31, 2026, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$10,580,603
Futures Contracts - Short Positions (1)	10,161,317

*	Average volume is based on average quarter end balances for the year ended August 31, 2026.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 135

PGIM Corporate Bond 10+ Year ETF

Statement of Assets & Liabilities

as of August 31, 2026

Assets

Investments at value:
Unaffiliated investments (cost $74,500,144)	$71,435,261
Affiliated investments (cost $753,914)	753,914
Interest receivable	1,097,584
Receivable for investments sold	210,916

Total Assets	73,497,675

Liabilities

Payable for investments purchased	413,882
Dividends and Distributions payable	352,275
Management fee payable	15,549
Due to broker—variation margin futures	5,648

Total Liabilities	787,354

Net Assets	$72,710,321

Net assets were comprised of:
Common stock, at par	$1,525
Paid-in capital in excess of par	76,172,907
Total distributable earnings (loss)	(3,464,111)

Net assets, August 31, 2026	$72,710,321

Net asset value, offering price and redemption price per share.
($72,710,321 ÷ 1,525,000 shares of common stock issued and outstanding)	$47.68

See Notes to Financial Statements.

PGIM Corporate Bond 10+ Year ETF

Statement of Operations

Year Ended August 31, 2026

Net Investment Income (Loss)

Income
Interest income	$4,282,350
Affiliated dividend income	25,943

Total income	4,308,293

Expenses
Management fee	189,144

Net investment income (loss)	4,119,149

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	(209,181)
Futures transactions	(59,353)
In-kind redemptions	(48,330)

(316,864)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,969,497)
Futures	(41,268)

(3,010,765)

Net gain (loss) on investment transactions	(3,327,629)

Net Increase (Decrease) In Net Assets Resulting From Operations	$791,520

See Notes to Financial Statements.

PGIM Fixed Income ETFs 137

PGIM Corporate Bond 10+ Year ETF

Statements of Changes in Net Assets

	Year Ended August 31, 2026	July 29, 2025* through August 31, 2025

Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$4,119,149	$354,696

Net realized gain (loss) on investment transactions	(316,864)	47,665

Net change in unrealized appreciation (depreciation) on investments	(3,010,765)	(46,137)

Net increase (decrease) in net assets resulting from operations	791,520	356,224

Dividends and Distributions

Distributions from distributable earnings	(4,660,457)	—

Fund share transactions

Net proceeds from shares sold (50,000 and 500,000 shares, respectively)	2,452,256	25,050,000

Shares sold in-kind (0 and 1,000,000 shares, respectively)	—	49,911,703

Shares redeemed in-kind (25,000 and 0 shares, respectively)	(1,190,925)	—

Net increase (decrease) in net assets from Fund share transactions	1,261,331	74,961,703

Total increase (decrease)	(2,607,606)	75,317,927

Net Assets:

Beginning of period	75,317,927	—

End of period	$72,710,321	$75,317,927

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Corporate Bond 10+ Year ETF

Financial Highlights

	Year Ended August 31, 2026	July 29, 2025(a) through August 31, 2025

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$50.21	$50.00

Income (loss) from investment operations:

Net investment income (loss)	2.73	0.25

Net realized and unrealized gain (loss) on investment transactions	(2.17)	(0.04)

Total from investment operations	0.56	0.21

Less Dividends and Distributions:

Dividends from net investment income	(3.03)	-

Distributions from net realized gains	(0.06)	-

Total dividends and distributions	(3.09)	-

Net asset value, end of period	$47.68	$50.21

Total Return(c):	1.00%	0.44%

Ratios/Supplemental Data:

Net assets, end of period (000)	$72,710	$75,318

Average net assets (000)	$75,658	$72,423

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	0.25%	0.25	%(e)

Expenses before waivers and/or expense reimbursement	0.25%	0.25	%(e)

Net investment income (loss)	5.44%	5.42	%(e)

Portfolio turnover rate(f)	44%	17%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 139

PGIM Floating Rate Income ETF

Schedule of Investments

as of August 31, 2026

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 98.1%

ASSET-BACKED SECURITIES 12.5%

Collateralized Loan Obligations
Bain Capital Credit CLO Ltd. (United Kingdom),
Series 2023-03A, Class BR, 144A, 3 Month SOFR + 1.700% (Cap N/A, Floor 1.700%)	5.475%(c)	10/24/38		500	$502,307
Barrow Hanley CLO Ltd. (Cayman Islands),
Series 2023-02A, Class BR, 144A, 3 Month SOFR + 1.700% (Cap N/A, Floor 1.700%)	5.429(c)	03/31/38		500	502,517
Battalion CLO Ltd. (Cayman Islands),
Series 2017-11A, Class BR2, 144A, 3 Month SOFR + 1.750% (Cap N/A, Floor 1.750%)	5.525(c)	04/24/34		750	751,375
Series 2019-14A, Class BR2, 144A, 3 Month SOFR + 1.700% (Cap N/A, Floor 1.700%)	5.429(c)	01/20/35		750	751,496
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2019-17A, Class BR2, 144A, 3 Month SOFR + 1.750% (Cap N/A, Floor 1.750%)	5.503(c)	10/15/37		1,000	1,000,800
Brant Point CLO Ltd. (United Kingdom),
Series 2023-02A, Class BR, 144A, 3 Month SOFR + 1.600% (Cap N/A, Floor 1.600%)	5.433(c)	01/29/39		1,000	1,002,971
CarVal CLO Ltd. (United Kingdom),
Series 2022-01A, Class BR, 144A, 3 Month SOFR + 1.650% (Cap N/A, Floor 1.650%)	5.384(c)	03/21/38		1,000	1,003,200
CBAM Ltd. (Cayman Islands),
Series 2018-05A, Class BR, 144A, 3 Month SOFR + 1.700% (Cap N/A, Floor 1.700%)	5.450(c)	10/17/38		350	351,416
CIFC Funding Ltd. (Cayman Islands),
Series 2022-05A, Class BR2, 144A, 3 Month SOFR + 1.650% (Cap N/A, Floor 1.650%)	5.443(c)	03/16/38		1,000	1,004,816
CQS US CLO Ltd. (Cayman Islands),
Series 2021-01A, Class BR, 144A, 3 Month SOFR + 1.750% (Cap N/A, Floor 1.750%)	5.479(c)	01/20/35		400	400,472
Dewolf Park CLO Ltd. (Cayman Islands),
Series 2017-01A, Class BR2, 144A, 3 Month SOFR + 1.580% (Cap N/A, Floor 1.580%)	5.313(c)	01/22/39		1,000	1,004,060
Elevation CLO Ltd. (Cayman Islands),
Series 2020-11A, Class BR, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)	5.753(c)	10/15/37		400	400,999
Golub Capital Partners CLO Ltd. (Cayman Islands),
Series 2021-58A, Class BR, 144A, 3 Month SOFR + 1.650% (Cap N/A, Floor 1.650%)	5.460(c)	10/25/37		500	501,610
Hayfin US Ltd. (Cayman Islands),
Series 2024-15A, Class B, 144A, 3 Month SOFR + 2.200% (Cap N/A, Floor 2.200%)	6.038(c)	04/28/37		500	501,747
Madison Park Funding Ltd. (Cayman Islands),
Series 2018-32A, Class BR2, 144A, 3 Month SOFR + 1.750% (Cap N/A, Floor 1.750%)	5.483(c)	07/22/37		1,000	1,000,500
Series 2022-57A, Class BR, 144A, 3 Month SOFR + 1.700% (Cap N/A, Floor 1.700%)	5.510(c)	07/27/34		1,000	1,000,700
Marble Point CLO Ltd. (Cayman Islands),
Series 2021-03A, Class BR, 144A, 3 Month SOFR + 1.500% (Cap N/A, Floor 1.500%)	5.250(c)	10/17/34		1,000	1,001,338
Octagon Investment Partners Ltd. (Cayman Islands),
Series 2016-01A, Class BR3, 144A, 3 Month SOFR + 1.650% (Cap N/A, Floor 0.000%)	5.425(c)	04/24/37		500	501,585
PPM CLO Ltd. (Cayman Islands),
Series 2020-04A, Class BR2, 144A, 3 Month SOFR + 1.750% (Cap N/A, Floor 1.750%)	5.479(c)	03/18/38		750	753,068
Tikehau US CLO Ltd. (Bermuda),
Series 2023-02A, Class A1, 144A, 3 Month SOFR + 1.950% (Cap N/A, Floor 1.950%)	5.703(c)	01/15/36		500	500,331
Trimaran CAVU Ltd. (Cayman Islands),
Series 2019-02A, Class BR, 144A, 3 Month SOFR + 1.700% (Cap N/A, Floor 1.700%)	5.429(c)	03/18/38		250	250,989
Wellfleet CLO Ltd. (Cayman Islands),
Series 2022-01A, Class BR, 144A, 3 Month SOFR + 1.850% (Cap N/A, Floor 1.850%)	5.603(c)	07/15/37		1,000	1,001,060

TOTAL ASSET-BACKED SECURITIES
(cost $15,647,041)					15,689,357

COMMERCIAL MORTGAGE-BACKED SECURITIES 1.7%
Arena Finance Securities Designated Activity Co. (United Kingdom),
Series 2026-01A, Class E, 144A, SONIA + 5.950% (Cap N/A, Floor 0.000%)	9.703(c)	08/18/36	GBP	200	267,760
BX Trust,
Series 2025-DIME, Class E, 144A, 1 Month SOFR + 3.000% (Cap N/A, Floor 3.000%)	6.639(c)	02/15/35		250	249,998
NYC Commercial Mortgage Trust,
Series 2025-03BP, Class D, 144A, 1 Month SOFR + 2.441% (Cap N/A, Floor 2.441%)	6.080(c)	02/15/42		150	150,373
ROCK Trust,
Series 2024-CNTR, Class E, 144A	8.819	11/13/41		620	642,298
SLG Office Trust,
Series 2021-OVA, Class F, 144A	2.851	07/15/41		280	232,529

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

SLG Office Trust, (cont’d.)
Series 2026-OMA, Class E, 144A	7.188%(cc)	04/15/41		600	$598,897

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $2,137,827)					2,141,855

CORPORATE BONDS 11.1%

Airlines 0.1%

VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A	8.750	01/15/32		95	96,409

Banks 8.5%

Bank of New York Mellon Corp. (The),
Jr. Sub. Notes, Series N	6.150(ff)	09/20/31	(oo)	450	448,414
Bank of Nova Scotia (The) (Canada),
Jr. Sub. Notes	7.350(ff)	04/27/85		1,350	1,388,538
Citigroup, Inc., Jr. Sub. Notes	6.625(ff)	02/15/31	(oo)	300	303,526
Jr. Sub. Notes, Series EE	6.750(ff)	02/15/30	(oo)	510	511,583
Jr. Sub. Notes, Series FF	6.950(ff)	02/15/30	(oo)	855	864,741
Jr. Sub. Notes, Series GG	6.875(ff)	08/15/30	(oo)	315	319,144
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series AA	6.500(ff)	08/10/31	(oo)	2,095	2,077,191
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series PP	6.100(ff)	07/01/31	(oo)	872	869,120
Royal Bank of Canada (Canada),
Jr. Sub. Notes	6.350(ff)	11/24/84		2,000	1,910,039
Jr. Sub. Notes	6.500(ff)	11/24/85		600	579,208
Sumitomo Mitsui Financial Group, Inc. (Japan),
Jr. Sub. Notes	6.600(ff)	06/05/34	(oo)	100	99,657
Toronto-Dominion Bank (The) (Canada),
Jr. Sub. Notes	6.350(ff)	10/31/85		285	283,434
Jr. Sub. Notes	7.250(ff)	07/31/84		720	739,759
Wells Fargo & Co.,
Jr. Sub. Notes, Series GG	6.125(ff)	06/15/31	(oo)	300	297,295

					10,691,649

Commercial Services 0.1%

VT Topco, Inc.,
Sr. Sec’d. Notes, 144A	8.500	08/15/30		150	154,327

Diversified Financial Services 0.7%

American Express Co.,
Jr. Sub. Notes, Series E	6.450(ff)	09/15/31	(oo)	200	201,416
Charles Schwab Corp. (The),
Jr. Sub. Notes, Series L	6.100(ff)	06/01/31	(oo)	630	621,814

					823,230

Electric 0.3%

Vistra Corp.,
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26	(oo)	100	100,291
Jr. Sub. Notes, Series C, 144A	8.875(ff)	01/15/29	(oo)	250	266,245

					366,536

Environmental Control 0.0%

GFL Environmental, Inc.,
Gtd. Notes, 144A	6.750	01/15/31		20	20,333

See Notes to Financial Statements.

PGIM Fixed Income ETFs 141

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Housewares 0.0%

SWF Holdings I Corp.,
Sec’d. Notes, 144A	6.500%	10/06/29		63	$8,548

Investment Companies 0.8%

Apollo Debt Solutions BDC,
Sr. Unsec’d. Notes, 144A	5.700	01/23/31		300	292,086
Ares Strategic Income Fund,
Sr. Unsec’d. Notes	5.550	04/15/31		300	289,694
Blackstone Secured Lending Fund,
Sr. Unsec’d. Notes	5.900	05/21/31		500	489,608

					1,071,388

Media 0.1%

Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	4.400	04/01/33		75	67,554
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A, PIK 9.250%	9.250	03/25/30		21	17,026

					84,580

Oil & Gas 0.1%

Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	6.250	04/15/32		100	98,206

Oil & Gas Services 0.1%

SESI LLC,
Sr. Sec’d. Notes, 144A	7.875	09/30/30		125	128,203

Pipelines 0.1%

Venture Global LNG, Inc.,
Jr. Sub. Notes, 144A	9.000(ff)	09/30/29	(oo)	190	192,399

Real Estate Investment Trusts (REITs) 0.0%

Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31		60	54,706
Sr. Unsec’d. Notes	4.750	02/15/28		5	4,891

					59,597

Retail 0.1%

Gap, Inc. (The),
Gtd. Notes, 144A	3.875	10/01/31		75	68,856

Telecommunications 0.1%

Digicel Group Holdings Ltd. (Jamaica),
Sr. Sec’d. Notes, Series 1B14, 144A(x)	0.000(s)	12/31/30		5	—
Sr. Sec’d. Notes, Series 3B14, 144A^(x)	0.000(s)	12/31/30		5	—
QTS Central Issuer LLC/ QTS TRS Central Issuer LLC,
Sr. Sec’d. Notes, 144A	6.625	09/01/31		95	93,636

					93,636

TOTAL CORPORATE BONDS
(cost $13,979,720)					13,957,897

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS 69.2%

Advertising 0.1%
Summer BC Holdco B Sarl (Luxembourg),
Extended Facility B, 3 Month SOFR + 5.260%	8.992%(c)	02/15/29		222	$185,151

Aerospace & Defense 0.9%
PAC DAC LLC,
Initial Term Loan, 1 Month SOFR + 3.250%	6.936(c)	10/28/30		343	343,480
Propulsion BC Finco Sarl (Spain),
Term Loan, 3 Month SOFR + 2.500%	6.232(c)	12/01/32		200	200,324
Senior PLC,
Term Loan	— (p)	08/31/33		119	119,189
Transdigm, Inc.,
New Tranche K Term Loan, 1 Month SOFR + 2.250%	5.936(c)	03/22/30		98	98,218
Tranche M Term Loan, 1 Month SOFR + 2.500%	6.186(c)	08/19/32		124	124,455
Tranche N Term Loan, 1 Month SOFR + 2.500%	6.186(c)	02/13/33		175	175,046
Zeus US Bidco LLC,
Term Loan	— (p)	08/31/33		31	30,811

					1,091,523

Agriculture 0.5%
Alltech, Inc.,
Term B-2 Loan, 1 Month SOFR + 4.364%	8.051(c)	08/13/30		596	599,210

Airlines 0.9%
American Airlines, Inc.,
Repriced Term Loan, 3 Month SOFR + 2.250%	5.979(c)	04/20/28		585	584,939
Onesky Flight LLC,
Initial Term Loan, 1 Month SOFR + 2.750%	6.402(c)	02/17/33		325	325,611
Vista Management Holding, Inc.,
Initial Term Loan, 3 Month SOFR + 3.750%	7.475(c)	04/01/31		284	285,213

					1,195,763

Auto Parts & Equipment 1.6%
Adient US LLC,
Term B-2 Loan, 1 Month SOFR + 2.000%	5.686(c)	01/31/31		175	175,317
American Axle & Manufacturing, Inc.,
Tranche C Term Loan, 3 Month SOFR + 3.250%	6.905(c)	02/03/33		123	123,670
Clarios Global LP,
2024 Term B Loan, 1 Month SOFR + 2.500%	6.186(c)	05/06/30		162	162,708
2026 Term Loan, 1 Month SOFR + 2.500%	6.186(c)	01/28/32		423	423,932
First Brands Group LLC,
2021 Second Lien Term Loan	13.070	03/30/28	(d)	535	96
Stonepeak Motion Finco LLC (United Kingdom),
Term B Loan	— (p)	07/31/33		225	225,812
Tenneco, Inc.,
Term A Loan, 2 Month SOFR + 4.850%	8.502(c)	11/17/28		470	469,285
Term B Loan, 3 Month SOFR + 5.100%	8.833(c)	11/17/28		380	379,810

					1,960,630

Beverages 0.4%
Brewco Borrower LLC, Term Loan^	10.764	09/30/30		37	5,533
Pegasus Bidco BV (Netherlands),
Term Loan, 3 Month SOFR + 2.500%	6.241(c)	07/12/32		473	473,826

					479,359

See Notes to Financial Statements.

PGIM Fixed Income ETFs 143

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Biotechnology 0.1%
Grifols International Services USA, Inc.,
First Lien Dollar Tranche B Term Loan, 3 Month SOFR + 2.500%	6.187%(c)	04/14/33	125	$125,047

Building Materials 2.0%
American Bath/CP Atlas Buyer, Inc.,
2025 Term B Loan, 1 Month SOFR + 5.250%	8.936(c)	07/08/30	223	191,979
Cornerstone Building Brands, Inc.,
New Term B Loan, 3 Month SOFR + 3.350%	7.014(c)	04/12/28	199	96,713
Term Loan, 3 Month SOFR + 5.625%	9.289(c)	08/01/28	147	68,905
Covia Holdings LLC,
2025 Refinancing Term Loan, 3 Month SOFR + 2.750%^	6.500(c)	02/26/32	372	372,646
EMRLD Borrower LP,
Amendment No. 2 Incremental Term Loan, 3 Month SOFR + 2.250%	6.073(c)	08/04/31	147	147,755
Initial Term B Loan, 1 Month SOFR + 2.250%	5.936(c)	05/31/30	407	407,629
HP PHRG Borrower LLC,
Closing Date Term Loan, 3 Month SOFR + 4.000%	7.732(c)	02/20/32	248	247,767
OEP Glass Purchaser LLC,
Initial Term Loan, 3 Month SOFR + 4.000%	7.732(c)	03/07/33	321	320,337
Quikrete Holdings, Inc.,
(2029) Term B Loan, 1 Month SOFR + 2.250%	5.936(c)	03/19/29	198	198,379
New Tranche B-1 Term Loan, 1 Month SOFR + 2.250%	5.936(c)	04/14/31	248	248,409
Tranche B-3 Term Loan, 1 Month SOFR + 2.250%	5.936(c)	02/10/32	198	198,181
Watlow Electric Manufacturing Co.,
2026 Replacement Term Loan, 3 Month SOFR + 2.750%	6.417(c)	06/17/33	45	45,470

				2,544,170

Chemicals 3.0%
A-AP Buyer, Inc.,
Initial Term Loan, 3 Month SOFR + 2.750%	6.573(c)	09/09/31	171	172,275
ARC Falcon I, Inc. (Canada),
Initial Term B Loan, 1 Month SOFR + 4.500%	8.206(c)	04/01/33	575	556,192
Basf Coatings,
(USD) Term B Loan, 3 Month SOFR + 3.500%	7.244(c)	06/29/33	100	100,604
Geon Performance Solutions LLC,
2024 Refinancing Term Loan, 3 Month SOFR + 4.512%	8.244(c)	08/18/28	215	210,862
Iris Holdings Ltd.,
Initial Term Loan, 3 Month SOFR + 4.850%	8.673(c)	06/28/28	223	214,800
Olympus Water US Holding Corp.,
2025 Incremental Term Loan, 3 Month SOFR + 3.250%	6.982(c)	11/03/32	224	224,155
Paint Intermediate III LLC,
Paint Intermediate/Wesco Group Cov-Lite Term B Loan	— (p)	10/09/31	371	371,520
SCIH Salt Holdings, Inc.,
Term B Loan, 3 Month SOFR + 2.750%	6.499(c)	08/13/31	675	671,767
Starfruit Finco BV (Netherlands),
2026 Term B Loan, 3 Month SOFR + 3.500%	7.187(c)	07/08/31	512	513,576
TPC Group, Inc.,
Initial Term Loan, 3 Month SOFR + 5.750%	9.417(c)	12/16/31	504	503,811
Tronox Finance LLC,
2024 Term B Loan, 3 Month SOFR + 2.500%	6.209(c)	09/30/31	248	193,395

				3,732,957

Commercial Services 7.8%
Accuris,
Term B Loan, 1 Month SOFR + 4.250%^	7.894(c)	08/31/31	450	448,312
Albion Financing 3 Sarl (United Kingdom),
2025-A Refinancing (USD) Term Loan, 3 Month SOFR + 3.000%	6.740(c)	05/21/31	321	321,916

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Commercial Services (cont’d.)
Allied Universal Holdco LLC,
Amendment No. 7 Replacement USD Term Loan, 1 Month SOFR + 3.250%	6.936%(c)	08/20/32	636	$638,545
AMG Advanced Metallurgical Group NV,
Initial Term Loan, 1 Month SOFR + 3.250%	6.936(c)	07/22/33	419	419,193
Belfor Holdings, Inc.,
Tranche B-5 Term Loan, 1 Month SOFR + 2.750%	6.436(c)	11/01/30	262	262,975
Boluda Towage Luxembourg Sarl (Luxembourg),
Term Loan, 1 Month SOFR + 2.500%	6.232(c)	06/30/33	399	400,748
BrightView Landscapes LLC,
Initial Term Loan, 3 Month SOFR + 2.000%	5.823(c)	06/17/33	125	124,635
Carrix, Inc.,
Delayed Draw Term Loan	1.000(c)	07/31/33	42	41,641
Initial Term Loan, 3 Month SOFR + 2.000%	5.810(c)	07/27/33	396	395,588
Catawba Nation Gaming Authority,
Initial Term B Loan, 3 Month SOFR + 4.750%	8.573(c)	03/29/32	400	404,252
CCRR Parent, Inc.,
Initial First Lien Term Loan, 3 Month SOFR + 5.250%	9.017(c)	05/27/32	371	258,280
CHG Healthcare Services, Inc.,
Amendment No. 8 Refinancing Term Loan, 3 Month SOFR + 3.000%	6.823(c)	09/29/31	175	174,450
Cimpress USA, Inc. (Ireland),
2026 Tranche B-1 Term Loan, 1 Month SOFR + 2.500%	6.186(c)	06/03/33	50	49,593
Composecure Holdings LLC,
Initial Term Loan, 3 Month SOFR + 2.250%	5.918(c)	01/14/33	125	124,688
Crisis Prevention Institute, Inc.,
2024 Term Loan, 3 Month SOFR + 4.000%	7.732(c)	04/09/31	343	338,800
DS Parent, Inc.,
Term B Loan, 3 Month SOFR + 5.500%	9.232(c)	01/31/31	98	78,462
EAB Global, Inc.,
Term Loan, 1 Month SOFR + 3.000%	6.686(c)	08/16/30	121	106,637
Garda World Security Corp. (Canada),
Fifteenth Additional Term Loan, 3 Month SOFR + 2.750%	6.513(c)	02/01/29	273	272,585
Grant Thornton Advisors LLC,
2025 Incremental Term Loan, 1 Month SOFR + 2.750%	6.436(c)	06/02/31	211	201,312
Jupiter Buyer, Inc.,
Initial Term Loan, 3 Month SOFR + 4.000%	7.732(c)	11/01/31	351	352,946
Kuehg Corp.,
Term Loan, 3 Month SOFR + 2.750%	6.482(c)	06/12/30	196	179,270
Mavis Tire Express Services Topco Corp.,
2025 First Lien Incremental Term Loan, 6 Month SOFR + 3.000%	6.669(c)	05/04/28	443	442,858
Mister Car Wash Holdings, Inc.,
Incremental First Lien Term B Loan, 1 Month SOFR + 3.000%	6.686(c)	03/27/31	125	125,743
MPH Acquisition Holdings LLC,
First Term Out Loan, 3 Month SOFR + 3.750%	7.573(c)	12/31/30	189	189,568
Second Out Term Loan, 3 Month SOFR + 4.862%	8.684(c)	12/31/30	297	268,578
Neon Maple Purchaser, Inc.,
Amendment No. 1 Tranche B-1 Term Loan, 1 Month SOFR + 2.500%	6.186(c)	11/17/31	394	384,223
NorthAB LLC,
2025 Refinancing Term Loan, 3 Month SOFR + 2.500%	6.232(c)	11/24/28	340	313,199
Omnia Partners LLC,
Amendment No. 3 Term Loan, 3 Month SOFR + 2.750%	6.417(c)	12/31/32	196	196,214
Parexel International, Inc.,
Term B Loan, 1 Month SOFR + 2.500%	6.186(c)	12/12/31	199	199,746
Pearls (Netherlands) Bidco BV,
(USD) Term B Loan, 3 Month SOFR + 3.250%	7.073(c)	02/26/29	124	113,143
PG Polaris Bidco Sarl (URSA Minor) (Luxembourg),
Amendment No. 2 Refinancing Term Loan, 3 Month SOFR + 2.000%	5.899(c)	03/26/31	297	296,847
Pye Barker Fire & Safety LLC,
Closing Date Term Loan, 3 Month SOFR + 2.500%	6.232(c)	12/16/32	152	152,810
Initial Delayed Draw Term Loan, 1 Month SOFR + 2.500%	3.086(c)	12/16/32	4	3,583

See Notes to Financial Statements.

PGIM Fixed Income ETFs 145

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Commercial Services (cont’d.)
Ryan LLC,
2025 Refinancing Term Loan, 1 Month SOFR + 3.500%	7.186%(c)	11/05/32		365	$366,498
Shift4 Payments LLC,
Amendment No. 3 Refinancing Term Loan, 3 Month SOFR + 2.000%	5.732(c)	07/03/32		175	175,074
TruGreen LP,
Second Refinancing Term Loan (First Lien), 1 Month SOFR + 4.100%	7.786(c)	11/02/27		282	262,268
Tulip HoldCo DE LLC,
(USD) Term B Loan	— (p)	08/31/33		230	230,287
Verde Purchaser LLC,
Initial Term Loan, 3 Month SOFR + 4.000%	7.732(c)	11/29/30		139	138,407
VM Consolidated, Inc.,
Term B-4 Loan, 1 Month SOFR + 2.000%	5.686(c)	10/01/32		75	72,356
VT Topco, Inc.,
Amendment No. 2 Term Loan, 1 Month SOFR + 3.000%	6.686(c)	08/09/30		320	315,748

					9,841,978

Computers 2.2%
Bingo Holdings I LLC,
Term Loan, 3 Month SOFR + 4.750%	8.482(c)	06/30/32		471	469,891
Indy US Bidco LLC,
2025 Term Loan, 1 Month SOFR + 2.250%	5.935(c)	10/31/30		248	246,511
Liquid Tech Solutions HO,
2025 Term B Loan, 1 Month SOFR + 3.000%	6.642(c)	06/27/31		299	298,372
McAfee Corp.,
Refinancing Tranche B-1, 1 Month SOFR + 3.000%	6.686(c)	03/01/29		413	389,749
NCR Atleos Corp.,
Term B Loan, 3 Month SOFR + 3.000%	6.668(c)	04/16/29		618	616,446
Ping Identity Corp.,
Initial Term Loan, 1 Month SOFR + 2.750%	6.389(c)	11/15/32		249	246,258
SonicWall US Holdings, Inc.,
Second Out Term 1 Loan, 3 Month SOFR + 5.000%	8.745(c)	04/26/30		19	6,717
Tempo Acquisition LLC,
Term B Loan, 1 Month SOFR + 1.750%	5.436(c)	08/31/28		85	70,004
VeriFone Systems, Inc.,
2025-1 Refinancing Term Loan, 3 Month SOFR + 5.762%	9.584(c)	08/18/28		463	443,720

					2,787,668

Consumer Services 0.2%
University Support Services LLC (Grenada),
Initial Term Loan, 1 Month SOFR + 2.750%	6.436(c)	02/10/29		240	239,968

Cosmetics/Personal Care 0.4%
Rainbow UK Bidco Ltd. (Luxembourg),
Facility B3, SONIA + 4.500%	8.232(c)	02/23/29	GBP	375	509,212

Distribution/Wholesale 1.2%
Adi Global Distribution Funding LLC,
Initial Term Loan, 1 Month SOFR + 2.750%	6.436(c)	07/01/33		50	50,062
Gloves Buyer, Inc.,
Initial Term Loan, 1 Month SOFR + 3.750%	7.409(c)	05/21/32		349	349,852
Olympus Water US Holding Corp.,
Term B-6 Dollar Loan, 3 Month SOFR + 3.000%	6.732(c)	06/20/31		197	196,573

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Distribution/Wholesale (cont’d.)
Quimper AB (Sweden),
2026 Term B Loan, 3 Month EURIBOR + 2.975%	5.292%(c)	03/31/30	EUR	450	$523,288
Windsor Holdings III LLC,
2025 Refinanced Term B Loan, 1 Month SOFR + 2.750%	6.436(c)	08/01/30		396	397,186

					1,516,961

Diversified Financial Services 1.9%
Azorra Soar TLB Finance Ltd. (Cayman Islands),
Initial Term Loan, 3 Month SOFR + 2.500%	6.164(c)	10/18/29		203	203,123
Citadel Securities LP,
2026 Term Loan, 3 Month SOFR + 2.000%	5.661(c)	06/10/33		225	225,387
Focus Financial Partners LLC,
Tranche B Incremental Term Loan, 1 Month SOFR + 2.500%	6.186(c)	09/15/31		368	363,136
Gategroup Finance SA (Luxembourg),
Senior Facility B2 (USD), 3 Month SOFR + 3.500%	7.225(c)	06/10/32		312	314,447
Hudson River Trading LLC,
Term B-2 Loan, 1 Month SOFR + 2.500%	6.159(c)	03/18/30		433	431,956
Jefferies Finance LLC,
Initial Term Loan 2024, 1 Month SOFR + 2.750%	6.402(c)	10/21/31		120	119,067
Jupiter Borrower, Inc.,
Initial Term Loan, 3 Month SOFR + 2.750%	6.482(c)	06/30/33		150	150,626
VFH Parent LLC,
Term B-2 Loan, 1 Month SOFR + 2.500%	6.186(c)	06/21/31		289	287,977
Virtus Investment Partners, Inc.,
Initial Term Loan, 1 Month SOFR + 2.250%	5.936(c)	09/27/32		273	272,255

					2,367,974

Electric 1.3%
Discovery Energy Holding Corp.,
Term Loan, 3 Month SOFR + 3.000%	6.732(c)	05/01/31		248	248,840
Heritage Power LLC,
Term Loan, 3 Month SOFR + 7.000%	9.232(c)	07/20/28		514	502,359
Pathfinder Power, LLC,
Term B Loan	— (p)	07/31/33		350	349,783
Solebury Borrower I, LLC,
Term B Loan, 3 Month SOFR + 2.250%^	6.128(c)	08/04/33		475	473,812

					1,574,794

Electrical Components & Equipment 0.2%
Energizer Holdings, Inc.,
2025 Term B Loan, 1 Month SOFR + 2.000%	5.659(c)	03/19/32		239	237,714

Electronics 0.5%
Dwyer Instruments, Inc.,
Term B Loan, 3 Month SOFR + 2.500%	6.275(c)	07/25/33		94	93,734
Lsf12 Crown Us Commercial Bidco, LLC,
2026-2 Refinancing Term Loan, 3 Month SOFR + 2.500%	6.243(c)	12/02/31		226	226,482
Pinnacle Buyer LLC,
Term Loan, 3 Month SOFR + 2.500%	6.234(c)	10/01/32		146	146,945
Resilience Parent LLC,
Initial Term Loan, 3 Month SOFR + 2.500%	6.232(c)	02/28/33		125	124,922
Skyshield Us Bidco Ltd.,
Facility B (USD) Loan, 3 Month SOFR + 2.500%	6.370(c)	06/30/33		100	100,375

					692,458

See Notes to Financial Statements.

PGIM Fixed Income ETFs 147

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Engineering & Construction 1.0%
Aegion Corp.,
Initial Term Loan, 3 Month SOFR + 2.750%	6.482%(c)	04/25/33		435	$ 432,482
Brown Group Holding LLC,
Incremental Term B-2 Facility, 3 Month SOFR + 2.250%	6.086(c)	07/01/31		99	99,353
Initial Term Loan, 1 Month SOFR + 2.250%	5.936(c)	07/01/31		147	147,103
Construction Partners, Inc.,
Term Loan, 1 Month SOFR + 2.000%	5.686(c)	11/03/31		150	150,067
Michael Baker International LLC,
First Lien Term B Loan, 3 Month SOFR + 4.000%	7.823(c)	12/01/28		344	344,624
Salas O’Brien, Inc.,
Initial Term Loan, 1 Month SOFR + 2.750%^	6.436(c)	01/31/33		93	93,089

					1,266,718

Entertainment 5.0%
Allen Media LLC,
Term B Loan, 3 Month SOFR + 5.650%	9.382(c)	02/10/27		148	108,851
Allwyn Entertainment Financing (US) LLC,
Term B Loan, 3 Month SOFR + 2.500%	6.323(c)	01/18/33		374	370,947
AMC Entertainment Holdings, Inc.,
Initial Exchange Term Loan, 1 Month SOFR + 6.000%	9.652(c)	01/04/29		478	479,347
Arrow International Inc.,
Initial Term Loan, 3 Month SOFR + 4.500%	8.261(c)	08/11/33		300	299,814
Betclic Everest Group,
Additional Facility B (USD), 3 Month SOFR + 2.750%	6.482(c)	12/10/31		150	150,123
Caesars Entertainment, Inc.,
Incremental Term B-1 Loan, 1 Month SOFR + 2.250%	5.936(c)	02/06/31		97	92,998
Term B Loan, 1 Month SOFR + 2.250%	5.936(c)	02/06/30		86	84,204
Crown Finance US, Inc. (United Kingdom),
Term B Loan, 1 Month SOFR + 4.500%8.147(c)		12/02/31		620	622,031
Discovery Global Holdings, Inc.,
Initial Dollar Term Loan, 1 Month SOFR + 2.500%	6.186(c)	06/03/33		638	638,743
Dk Crown Holdings Inc.,
Term B-2 Loan, 1 Month SOFR + 2.000%	5.667(c)	08/31/33		175	174,563
ECL Entertainment LLC,
2025 Refinancing Term B Loan, 1 Month SOFR + 3.000%	6.686(c)	08/30/30		148	148,771
Flutter Entertainment PLC (Ireland),
Third Incremental Term B Loan, 3 Month SOFR + 2.000%	5.732(c)	06/04/32		620	608,399
Herschend Entertainment Co. LLC,
2026 Term Loan, 1 Month SOFR + 2.500%	6.186(c)	05/27/32		203	204,078
J&J Ventures Gaming LLC,
2025 Term Loan, 1 Month SOFR + 3.500%	7.186(c)	04/26/30		475	469,656
Motion Finco LLC (United Kingdom),
Facility B3, 3 Month SOFR + 3.500%	7.232(c)	11/12/29		99	78,347
PCI Gaming Authority,
2024 Term B Loan, 1 Month SOFR + 2.000%	5.686(c)	07/18/31		400	399,924
Pioneer Opco, LLC,
Term B Loan, 1 Month SOFR + 3.250%	6.936(c)	05/16/33		425	428,056
RunItOneTime LLC,
Initial Roll-Up DIP Loan, 1 Month SOFR + 12.500%^	16.186(c)	10/15/26		10	—
New Money DIP Loan, 1 Month SOFR + 12.500%^	16.186(c)	10/15/26		3	2,979
Second Out Term Loan^	11.781	06/05/28	(d)	62	—
Term Loan^	15.750	06/03/28	(d)	26	—
Six Flags Entertainment Corp.,
Initial Term B Loan, 1 Month SOFR + 2.000%	5.686(c)	05/01/31		296	293,947
Voyager Parent LLC,
2026 Refinancing Term B Loan, 3 Month SOFR + 4.250%	7.982(c)	07/01/32		645	646,469

					6,302,247

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Environmental Control 2.6%
Action Environmental Group, Inc. (The),
2025 Term B Loan, 3 Month SOFR + 3.000%	6.732%(c)	10/24/30	266	$262,600
EnergySolutions LLC,
Term B Loan	— (p)	08/31/33	150	151,188
GFL Environmental Holdings US, Inc.,
Initial Term Loan	— (p)	08/31/33	240	240,900
GFL Environmental, Inc., Initial Term Loan, 3 Month SOFR + 2.500%	6.156(c)	03/03/32	422	423,065
Heritage Environmental Services, Inc.,
Initial Term Loan, 3 Month SOFR + 3.000%^	6.823(c)	04/01/33	245	246,531
JFL-Tiger Acquisition Co., Inc.,
Initial Term Loan, 3 Month SOFR + 3.000%	6.733(c)	10/17/30	343	342,844
LRS Holdings LLC,
Initial Term Loan, 1 Month SOFR + 3.750%	7.436(c)	08/05/33	200	199,876
MIP V Waste LLC,
Tranche B-3 Term Loan, 3 Month SOFR + 2.500%^	6.323(c)	08/20/32	294	294,354
Reworld Holding Corp.,
2024 Refinancing Term B-1 Loan, 1 Month SOFR + 2.250%	5.938(c)	11/30/28	148	147,804
Amendment No. 12 Term B Loan, 1 Month SOFR + 2.250%	5.909(c)	01/15/31	365	364,743
Amendment No. 12 Term C Loan, 1 Month SOFR + 2.250%	5.909(c)	01/15/31	59	59,419
Tidal Waste & Recycling Holdings LLC,
Term B Loan, 3 Month SOFR + 2.750%	6.482(c)	10/24/31	148	148,496
WIN Waste Innovations Holdings, Inc.,
Facility B3, 1 Month SOFR + 2.750%	6.436(c)	04/03/29	368	368,089

				3,249,909

Foods 0.6%
Chefs’ Warehouse, Inc. (The), Term B Loan	— (p)	10/31/33	125	125,704
Froneri International Ltd.,
Facility B4, 6 Month SOFR + 2.250%	6.204(c)	09/30/31	272	270,758
Nourish Buyer I, Inc.,
2026-2 Term B Loan, 3 Month SOFR + 3.500%	7.261(c)	07/09/32	324	325,119

				721,581

Forest Products & Paper 0.3%
Magnera Corp., New Term Loan, 3 Month SOFR + 4.250%	8.073(c)	11/04/31	371	371,014

Gas 0.1%
Subterra Energy Borrower LLC,
Initial Term Loan, 3 Month SOFR + 3.250%^	6.982(c)	06/30/33	125	125,000

Healthcare & Pharmaceuticals 0.3%
Loire Finco Luxembourg Sarl (Luxembourg),
Additional Facility USD, 1 Month SOFR + 4.000%	7.685(c)	01/21/30	396	397,360

Healthcare-Products 0.5%
Bausch & Lomb Corp.,
2025-2 Refinancing Term Loan, 1 Month SOFR + 3.750%	7.436(c)	01/15/31	323	325,218
Hologic, Inc.,
(USD) Initial Term B Loan, 3 Month SOFR + 2.250%	5.995(c)	04/07/33	225	221,731
QuidelOrtho Corp.,
Term B Loan, 1 Month SOFR + 4.000%	7.686(c)	08/20/32	148	143,589

				690,538

See Notes to Financial Statements.

PGIM Fixed Income ETFs 149

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Healthcare-Services 3.6%
Charlotte Buyer, Inc., Third Refinancing Term Loan, 1 Month SOFR + 4.500%	8.145%(c)	06/30/31	310	$310,775
Confluent Health LLC,
Initial Term Loan, 1 Month SOFR + 4.000%	7.801(c)	11/30/28	174	156,744
Electron Bidco, Inc.,
2026 Term Loan, 1 Month SOFR + 2.500%	6.186(c)	02/06/33	148	148,655
Envision Healthcare Operating, Inc.,
2026 Replacement Term Loan, 1 Month SOFR + 5.000%	8.639(c)	06/25/30	593	591,759
LifePoint Health, Inc.,
Term B Loan, 3 Month SOFR + 3.750%	7.503(c)	05/16/31	482	461,277
Mamba Purchaser, Inc.,
Amendment No. 6 Term Loan, 1 Month SOFR + 2.750%	6.438(c)	10/14/31	100	100,042
Midwest Physician Administrative Services LLC,
2026 Refinancing Term Loan, 1 Month SOFR + 4.500%	8.186(c)	03/12/31	271	265,874
Pacific Dental Services LLC,
(USD) Term B Loan, 1 Month SOFR + 2.250%	5.909(c)	03/15/31	249	249,020
Phoenix Guarantor, Inc.,
Tranche B-6 Term Loan, 1 Month SOFR + 2.000%	5.686(c)	02/21/31	193	193,659
Radnet Management, Inc.,
2026 Refinancing Term Loan, 1 Month SOFR + 2.000%	5.764(c)	04/18/31	250	249,860
Select Medical Corp.,
Tranche B-2 Term Loan, 1 Month SOFR + 2.720%	6.406(c)	12/03/31	400	401,500
Sound Inpatient Physicians Holdings LLC,
Tranche B Term Loan, 3 Month SOFR + 5.262%	8.994(c)	06/28/28	535	522,182
Sound Inpatient Physicians, Inc.,
Tranche A Term Loan, 3 Month SOFR + 6.762%	10.494(c)	06/28/28	50	50,057
Tranche C Term Loan, 3 Month SOFR + 7.012%	10.744(c)	06/28/29	263	251,597
Upstream Newco, Inc.,
December 2025 Extended Modified Term Loan, 1 Month SOFR + 4.250%	9.741(c)	11/20/29	659	611,305

				4,564,306

Holding Companies-Diversified 0.5%
Clue OpCo LLC, Term B Loan, 3 Month SOFR + 4.500%	8.343(c)	12/19/30	622	616,357

Home Furnishings 0.5%
AI Aqua Merger Sub Inc FKA Osmosis Buyer Ltd.,
Initial (USD)Term B Loan, 1 Month SOFR + 2.500%	6.206(c)	07/04/33	125	125,399
TGP Holdings III LLC,
First Lien Closing Date Term Loan, 1 Month SOFR + 3.350%	7.036(c)	06/29/28	550	527,328

				652,727

Housewares 0.2%
Hunter Douglas Holding BV (Netherlands), Tranche B-1 Term Loan, 3 Month SOFR + 3.000%	6.732(c)	01/17/32	246	246,506

Insurance 2.1%
Acrisure LLC,
2024 Repricing Term B-6 Loan, 1 Month SOFR + 3.000%	6.686(c)	11/06/30	354	299,951
2025 Term B-7 Loan, 1 Month SOFR + 3.250%	6.936(c)	06/21/32	207	163,702
Asurion LLC,
New B-04 Term Loan, 3 Month SOFR + 5.512%	9.334(c)	01/20/29	79	78,574
New B-12 Term Loan, 3 Month SOFR + 4.250%	8.073(c)	09/19/30	99	98,065
New B-14 Term Loan, 3 Month SOFR + 3.750%	7.573(c)	02/23/33	932	891,824
Broadstreet Partners, Inc.,
2024 Term B Loan, 1 Month SOFR + 2.500%	6.186(c)	06/13/31	444	437,268

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Insurance (cont’d.)
HIG Finance 2 Ltd. (United Kingdom), 2025-3 Refinancing Term Loan, 1 Month SOFR + 2.750%	6.436%(c)	04/18/30	49	$46,811
Lockton, Inc.,
Term B Loan, 3 Month SOFR + 2.000%^	5.823(c)	05/09/33	75	75,094
Sedgwick Claims Management Services, Inc., 2024 Term Loan, 1 Month SOFR + 2.500%	6.186(c)	07/31/31	518	518,248

				2,609,537

Internet 0.7%
Diamond Sports Net LLC, First Lien Exit Term Loan	12.000	01/03/28	9	1,462
MH Sub I LLC,
2023 May New Term Loan, 1 Month SOFR + 4.250%	7.936(c)	05/03/28	410	405,220
2024 December New Term Loan, 1 Month SOFR + 4.250%	7.936(c)	12/31/31	200	186,312
Second Lien Term Loan, 1 Month SOFR + 6.250%	9.936(c)	02/23/29	300	294,750

				887,744

Investment Companies 0.4%
Acuren Delaware Holdco, Inc., Amendment No. 3 Term Loan, 1 Month SOFR + 2.500%	6.186(c)	07/30/31	198	198,899
BCP VI Summit Holdings LP,
Initial Term Loan, 1 Month SOFR + 2.750%	6.456(c)	01/30/32	90	89,860
Emerald Holding, Inc., Delayed Term Loan	— (p)	06/30/33	21	21,180
Term Loan	— (p)	06/30/33	204	204,383

				514,322

Leisure Time 1.8%
Alterra Mountain Co., Term B-8 Loan, 1 Month SOFR + 2.500%	6.186(c)	05/31/30	122	122,515
Arcis Golf LLC, Amendment No. 5 Term Loan, 3 Month SOFR + 2.500%	6.259(c)	08/05/33	324	324,136
Bulldog Purchaser, Inc., Term Loan, 1 Month SOFR + 3.250%	6.936(c)	02/04/33	249	249,302
Fender Musical Instruments Corp.,
Initial Term Loan, 1 Month SOFR + 4.100%	7.786(c)	12/01/28	304	296,976
Gaia Purchaser, Inc., Term B Loan	— (p)	07/31/33	175	175,985
Hayward Industries, Inc., 2021 Initial Term Loan, 1 Month SOFR + 2.000%	5.686(c)	06/23/33	75	75,229
Latham Pool Products, Inc.,
Initial Term Loan, 1 Month SOFR + 4.000%	7.652(c)	08/31/33	300	299,907
LC Ahab US Bidco LLC,
Initial Term Loan, 3 Month SOFR + 2.500%	6.323(c)	05/01/31	272	270,413
Recess Holdings, Inc., Amendment No .5 Term Loan, 3 Month SOFR + 3.750%	7.560(c)	02/20/30	245	244,896
SGH2 LLC, Initial Dollar Term Loan, 3 Month SOFR + 4.500%^	8.232(c)	08/18/32	174	173,500

				2,232,859

Lodging 0.2%
Fertitta Entertainment LLC,
Initial Term B Loan, 1 Month SOFR + 3.250%	6.936(c)	01/27/29	197	197,399

See Notes to Financial Statements.

PGIM Fixed Income ETFs 151

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Machinery-Diversified 2.4%
Columbus McKinnon Corp., Term B Loan, 3 Month SOFR + 3.500%	7.232%(c)	02/03/33	330	$331,296
DXP Enterprises, Inc.,
2025 Incremental Term Loan, 1 Month SOFR + 3.250%	6.936(c)	10/11/30	148	148,495
Engineered Machinery Holdings, Inc.,
2026 (USD) Refinancing Term Loan, 3 Month SOFR + 2.750%	6.491(c)	11/26/32	296	296,619
Graftech Global Enterprises, Inc.,
Delayed Draw Term Loan, 3 Month SOFR + 6.000%	9.733(c)	12/21/29	236	228,018
Initial Term Loan, 3 Month SOFR + 6.000%	9.810(c)	12/21/29	414	399,031
Hillenbrand, Inc.,
Term B Loan, 1 Month SOFR + 3.500%	7.186(c)	02/10/33	244	244,009
Merlin Buyer, Inc.,
Initial Term Loan, 3 Month SOFR + 4.000%	7.732(c)	04/15/33	75	75,450
Pro Mach Group, Inc.,
Amendment No. 8 Refinancing Term Loan, 1 Month SOFR + 2.500%	6.186(c)	10/15/32	423	424,451
TK Elevator Midco GmbH (Germany),
(USD) Term B Loan, 6 Month SOFR + 2.750%	6.704(c)	04/30/30	563	565,977
Facility B2 (USD) Loan, 6 Month SOFR + 2.750%	6.704(c)	04/30/30	200	200,529
Victory Buyer LLC,
Initial Term Loan, 1 Month SOFR + 3.000%	6.686(c)	02/11/33	125	125,437

				3,039,312

Media 0.9%
Nexstar Media, Inc.,
Term B-5 Loan, 1 Month SOFR + 2.500%	6.186(c)	06/28/32	149	148,482
Term B-7 Loan, 1 Month SOFR + 2.750%	6.436(c)	03/18/33	135	135,318
Radiate Holdco LLC,
Closing Date Term Loan, 1 Month SOFR + 4.000%	7.686(c)	06/26/29	25	24,969
Delayed Draw Term Loan, 1 Month SOFR + 4.000%	3.562(c)	06/26/29	25	24,969
First Out Term Loan, 1 Month SOFR + 5.114%	8.801(c)	09/25/29	493	433,571
Sunrise HoldCo III BV,
Facility Aaa, 6 Month SOFR + 2.470%	6.341(c)	02/15/32	125	123,524
Virgin Media Bristol LLC,
Facility Y, 6 Month SOFR + 3.275%	6.967(c)	03/31/31	300	259,977

				1,150,810

Metal Fabricate/Hardware 0.6%
Doncasters US Finance LLC (United Kingdom), Initial Term Loan, 3 Month SOFR + 6.500%^	10.232(c)	04/23/30	35	35,156
Hillman Group, Inc. (The),
Term Loan	— (p)	07/22/33	125	124,965
Tega MC Australia Holdings Pty Ltd. (Australia),
Term B Loan, 3 Month SOFR + 3.500%	7.160(c)	06/01/33	305	306,336
Tiger Acquisition LLC,
Refinancing Initial Term Loan, 1 Month SOFR + 2.500%	6.186(c)	08/23/32	124	124,120
Trulite Glass & Aluminum Solutions LLC,
Initial Term Loan, 3 Month SOFR + 6.000%	9.734(c)	03/01/30	164	150,528

				741,105

Mining 0.1%
Arsenal AIC Parent LLC, 2025 Term B Loan, 1 Month SOFR + 2.750%	6.436(c)	08/18/30	144	144,364

Miscellaneous Manufacturing 0.2%
Plastipak Holdings, Inc.,
Tranche B Term Loan, 1 Month SOFR + 2.500%	6.186(c)	09/24/32	248	248,574

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Oil & Gas 0.3%
Apro LLC,
Initial Term Loan, 1 Month SOFR + 3.750%	7.392%(c)	07/09/31	319	$320,858
Northriver Midstream Finance LP (Canada), Term Loan (First Lien), 3 Month SOFR + 2.250%	5.975(c)	08/16/30	99	99,531

				420,389

Oil & Gas Services 0.2%
Deep Blue Operating I LLC,
Initial Term Loan, 3 Month SOFR + 2.250%^	5.902(c)	10/01/32	294	294,998

Packaging & Containers 2.1%
Closure Systems International Group, Amendment No. 5 Term Loan, 1 Month SOFR + 3.000%	6.686(c)	03/22/29	197	197,821
Clydesdale Acquisition Holdings, Inc., 2025 Incremental Closing Date Term B Loan, 1 Month SOFR + 3.250%	6.936(c)	04/01/32	434	427,053
Graham Packaging Co., Inc., Initial Term Loan, 1 Month SOFR + 2.250%	5.936(c)	01/26/33	324	324,920
Owens-Brockway Glass Container, Inc., Tranche B-1 Term Loan, 1 Month SOFR + 3.000%	6.686(c)	09/30/32	274	272,193
Pregis Topco LLC, Amendment No. 10 Refinancing Term Loan, 1 Month SOFR + 3.750%	7.436(c)	02/01/29	133	133,495
ProAmpac PG Borrower LLC, Initial First Lien (USD) Term Loan, 3 Month SOFR + 4.000%	7.793(c)	03/07/33	205	204,194
Ring Container Technologies Group LLC, 2025 Refinancing Term Loan, 1 Month SOFR + 2.500%	6.186(c)	09/15/32	124	124,489
Secure Acquisition, Inc., Closing Date Term Loan, 1 Month SOFR + 3.750%	7.436(c)	12/15/28	383	383,028
Supplyone, Inc., Term B Loan, 1 Month SOFR + 3.500%	7.186(c)	04/21/31	249	249,380
Trident TPI Holdings, Inc.,
Tranche B-7 Term Loan, 3 Month SOFR + 3.750%	7.482(c)	09/15/28	273	266,553

				2,583,126

Pharmaceuticals 1.2%
Amneal Pharmaceuticals LLC, Amendment No. 3 Term Loan, 1 Month SOFR + 2.500%	6.186(c)	08/02/32	323	323,639
Dechra Pharmaceuticals Holdings Ltd., Facility B3, 6 Month SOFR + 2.750%	6.697(c)	01/27/32	198	198,283
Gainwell Acquisition Corp, 2026 Refinancing Term Loan, 3 Month SOFR + 4.500%	8.223(c)	08/19/31	621	623,217
Upstream Newco, Inc.,
Tranche E Term Loan, 3 Month SOFR + 3.000%	6.732(c)	09/29/32	322	323,258

				1,468,397

Pipelines 1.5%
AL GCX Holdings LLC, Incremental Term Loan	— (p)	12/19/32	150	149,700
Initial Term Loan, 1 Month SOFR + 2.250%	5.901(c)	12/17/32	148	147,432
CPPIB OVM Member US LLC, Initial Term Loan, 3 Month SOFR + 2.250%	5.982(c)	08/20/31	245	245,551
FR BR Holdings LLC, Initial Term Loan, 3 Month SOFR + 4.250%^	7.982(c)	10/31/30	211	212,197
GIP Pilot Acquisition Partners LP, Amendment No. 3 Refinancing Term Loan, 3 Month SOFR + 2.000%	5.723(c)	05/19/33	25	25,063
NGL Energy Operating LLC, Initial Term Loan, 1 Month SOFR + 3.500%	7.139(c)	03/11/33	100	100,105

See Notes to Financial Statements.

PGIM Fixed Income ETFs 153

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Pipelines (cont’d.)
Prairie ECI Acquiror LP, Term B-5 Loan, 1 Month SOFR + 3.250%	6.936%(c)	08/01/29	322	$323,787
Rockpoint Gas Storage Partners LP (Canada), Amendment No. 3 Refinancing Term Loan, 3 Month SOFR + 2.250%	5.982(c)	09/18/31	307	307,389
Traverse Midstream Partners LLC,
Traverse Midstream Term B Loan, 3 Month SOFR + 2.250%	5.991(c)	07/14/33	175	174,912
Venture Global Calcasieu Pass LLC,
Initial Term Loan, 6 Month SOFR + 3.250%	6.954(c)	04/11/33	145	145,886

				1,832,022

Private Equity 0.1%
Aci Rover Parent, LLC, Initial Loan, 3 Month SOFR + 2.250%	5.982(c)	06/09/33	125	124,844

Real Estate 0.7%
Cushman & Wakefield US Borrower LLC,
2026-1 Term Loan, 1 Month SOFR + 2.250%	5.936(c)	06/13/33	125	125,000
Domain Greenbough Partner 2 LLC,
Term Loan^	— (p)	01/23/32	361	359,272
Greystar Real Estate Partners, LLC,
Term B-4 Loan, 3 Month SOFR + 2.250%^	5.917(c)	08/21/30	363	363,238

				847,510

Real Estate Investment Trusts (REITs) 2.1%
Blackstone Mortgage Trust, Inc., Term B-4 Loan, 1 Month SOFR + 2.500%^	6.186(c)	05/09/29	147	146,614
Term B-8 Loan, 1 Month SOFR + 2.500%	6.186(c)	12/19/32	349	346,010
Term B-9 Loan, 1 Month SOFR + 2.500%	6.186(c)	12/10/30	149	148,750
Brookfield Property REIT, Inc.,
2026 Replacement Term Loan, 1 Month SOFR + 3.000%	6.686(c)	05/28/30	1,151	1,150,591
Starwood Property Mortgage LLC,
Incremental Term B-2 Repricing Term Loan, 1 Month SOFR + 2.000%	5.686(c)	09/24/32	746	745,260
TPG RE Finance Trust, Inc.,
Term Loan, 1 Month SOFR + 2.750%	6.436(c)	05/16/33	75	75,187

				2,612,412

Retail 3.0%
Carvana Co., Term B Loan, 1 Month SOFR + 2.250%	5.936(c)	08/15/33	600	596,502
Dave & Buster’s, Inc.,
2024 Incremental Term B Loan, 3 Month SOFR + 3.250%	7.063(c)	11/01/31	123	94,965
2024 Refinancing Term B Loan, 3 Month SOFR + 3.250%	7.063(c)	06/29/29	174	142,770
Great Outdoors Group LLC,
Term B-3 Loan, 1 Month SOFR + 3.250%	6.936(c)	01/23/32	521	523,327
Johnstone Supply LLC,
Amendment Term Loan, 1 Month SOFR + 2.250%	5.956(c)	06/09/31	128	127,785
LBM Acquisition LLC,
Amendment No. 4 Incremental Term loan, 1 Month SOFR + 5.000%	8.688(c)	06/06/31	149	123,877
Incremental Term B Loan, 1 Month SOFR + 3.850%	7.538(c)	06/06/31	263	203,103
Peer Holding III BV (Netherlands),
Term B-4 Loan, 3 Month SOFR + 2.500%	6.232(c)	10/26/30	74	74,224
Term B-5 Loan, 3 Month SOFR + 2.500%	6.232(c)	07/01/31	222	222,401
Term B-8 Loan, 3 Month SOFR + 2.250%	5.982(c)	10/14/32	175	175,173
PrimeSource/Park River Holdings,
2025 First Lien Term B Loan, 3 Month SOFR + 4.500%	8.225(c)	03/17/31	326	326,773

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Retail (cont’d.)
Qxo Building Products, Inc.,
Term B Loan, 1 Month SOFR + 2.000%	5.686%(c)	07/01/33	400	$399,460
Raising Canes Restaurants LLC,
Amendment No. 2 New Term Loan, 1 Month SOFR + 2.000%	5.651(c)	06/06/33	100	99,250
Rough Country LLC,
First Lien Initial Term Loan, 1 Month SOFR + 3.364%	7.051(c)	07/28/28	235	233,430
Whatabrands LLC,
Initial Term B Loan, 1 Month SOFR + 2.750%	6.392(c)	08/13/33	375	375,851
White Cap Supply Holdings LLC,
Tranche C Term Loan, 1 Month SOFR + 3.250%	6.936(c)	10/19/29	96	96,095

				3,814,986

Semiconductors 0.3%
Altar Bidco, Inc., Second Lien Initial Term Loan, 12 Month SOFR + 5.600%	9.108(c)	02/01/30	399	389,122

Software 4.7%
AthenaHealth Group, Inc., Amendment No. 4 Term Loan, 1 Month SOFR + 3.250%	6.936(c)	02/17/32	597	596,354
BMC Software, Inc., 2031 Replacement Dollar Term Loan, 3 Month SOFR + 2.750%	6.514(c)	07/30/31	294	278,255
Camelot US Acquisition LLC, Term B-1 Loan, 1 Month SOFR + 2.750%	6.436(c)	01/31/31	163	151,592
CCC Intelligent Solutions, Inc., Term B Loan, 1 Month SOFR + 2.000%	5.686(c)	01/23/32	25	24,776
Cloudera, Inc.,
Term Loan, 1 Month SOFR + 3.850%	7.536(c)	10/08/28	206	187,835
Coreweave Compute Acquisition Co IV LLC, Additional Delayed Draw Term Loan, 1 Month SOFR + 4.500%	3.817(c)	11/15/31	163	163,903
Coreweave Financing V LLC, Delayed Draw Term Loan, 1 Month SOFR + 5.500%	5.076(c)	09/01/31	228	228,589
Cotiviti, Inc., Initial Floating Rate Term Loan, 1 Month SOFR + 2.750%	6.456(c)	05/01/31	114	109,118
Databank Oracle, Term Loan, 1 Month SOFR + 3.000%^	6.686(c)	03/06/29	260	257,675
Evertec Group LLC (Puerto Rico), Term B Loan, 1 Month SOFR + 2.250%	5.936(c)	10/30/30	460	459,425
Genesys Cloud Services Holdings II LLC, 2025 Dollar Term Loan, 1 Month SOFR + 2.500%	6.186(c)	01/30/32	569	555,341
Inmar, Inc., 2025 First Lien Term Loan, 3 Month SOFR + 4.500%	8.277(c)	10/30/31	480	428,776
Lambda, Inc., Term Loan	— (p)	12/31/30	150	150,704
N-Able International Holdings II LLC, 2025 Term Loan, 3 Month SOFR + 2.750%^	6.514(c)	11/26/32	199	189,050
Oak-Eagle Acquireco, Inc.,
Tranche A-1 Term Loan, 1 Month SOFR + 2.500%^	2.500(c)	03/23/29	250	250,000
Tranche B-1 Term Loan, 3 Month SOFR + 3.500%	7.251(c)	08/04/33	350	353,220
Relativity Intermediate Holdco LLC, Term Loan, 1 Month SOFR + 2.500%	6.186(c)	01/30/33	100	99,625
Skillsoft Finance II, Inc., Initial Term Loan, 1 Month SOFR + 5.364%	9.051(c)	07/14/28	102	49,562
UKG, Inc., Term B Loan, 3 Month SOFR + 2.250%	6.073(c)	02/10/31	379	368,279
Veeam Software/VS Buyer, 2025 Repriced First Lien Term B Loan, 3 Month SOFR + 2.250%	6.073(c)	04/14/31	372	364,568

See Notes to Financial Statements.

PGIM Fixed Income ETFs 155

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Software (cont’d.)
Weld North Education LLC, 2024 Term Loan, 1 Month SOFR + 3.500%	7.186%(c)	12/21/29	241	$219,178
Zelis Cost Management Buyer, Inc.,
Term B-2 Loan, 1 Month SOFR + 2.750%	6.436(c)	09/28/29	404	400,150

				5,885,975

Telecommunications 2.2%
Connect Finco Sarl (United Kingdom), Amendment No. 4 Term Loan, 1 Month SOFR + 4.500%	8.186(c)	09/27/29	199	200,563
Connect Holdings II LLC,
Delayed Draw Term B Loan, 1 Month SOFR + 4.250%	7.936(c)	04/03/31	153	130,433
Crown Subsea Communications Holding, Inc., 2026 Term Loan, 1 Month SOFR + 3.000%	6.686(c)	01/30/31	298	299,705
Level 3 Financing, Inc.,
Term B-5 Loan, 1 Month SOFR + 2.750%	6.436(c)	03/29/32	350	351,187
NTI Buyer LLC,
Initial Term Loan, 3 Month SOFR + 4.250%^	8.061(c)	07/01/33	300	295,500
Patagonia Holdco LLC,
Initial Term Loan, 3 Month SOFR + 5.750%	9.508(c)	08/01/29	76	59,737
QTS Thunder Managing LLC,
Term Loan, 3 Month SOFR + 2.250%	6.025(c)	07/22/33	425	422,165
Qualitytech LP,
Term Loan, 1 Month SOFR + 3.500%^	7.151(c)	10/30/31	445	439,555
Vantor Holdings, Inc.,
Initial Term Loan, 6 Month SOFR + 4.500%	7.993(c)	03/03/33	225	225,938
Xplore, Inc.,
Initial Term Loan, 3 Month SOFR + 5.262%^	9.013(c)	08/04/27	25	24,569
Initial Term Loan, 3 Month SOFR + 5.262%	9.084(c)	10/24/29	31	28,273
Second Out Term Loan, 3 Month SOFR + 1.762%	6.000(c)	10/24/31	101	69,077
Zayo Group Holdings, Inc.,
Dollar Term Loan, 1 Month SOFR + 3.614%	7.301(c)	03/11/30	167	167,370

				2,714,072

Toys/Games/Hobbies 0.2%
Entain PLC (United Kingdom), Facility B5, 3 Month SOFR + 2.250%	5.982(c)	07/30/32	298	297,006

Transportation 0.8%
Beacon Mobility Corp.,
2026 Refinancing Term Loan	— (p)	08/06/30	100	100,125
First Student Bidco, Inc.,
Term B Loan, 3 Month SOFR + 2.250%	5.982(c)	08/15/30	423	422,663
GB AID Buyer, Inc.,
Initial Term Loan, 3 Month SOFR + 4.250%	8.073(c)	04/29/33	145	145,184
Rand Parent LLC,
Term Loan	— (p)	03/18/30	100	100,325
Savage Enterprises LLC,
Amendment No. 8 Term Loan, 1 Month SOFR + 2.000%	5.642(c)	08/05/32	198	198,252

				966,549

TOTAL FLOATING RATE AND OTHER LOANS
(cost $87,865,723)				86,904,234

RESIDENTIAL MORTGAGE-BACKED SECURITIES 0.4%
PMT Credit Risk Transfer Trust,
Series 2024-01R, Class A, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)	7.143(c)	05/25/33	100	101,005
Series 2024-02R, Class A, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)	6.995(c)	03/29/27	222	223,430

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
PMT Credit Risk Transfer Trust, (cont’d.) Series 2024-03R, Class A, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)	6.745%(c)	09/27/28	242	$245,302

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $565,154)				569,737

U.S. TREASURY OBLIGATION(k) 0.4%
U.S. Treasury Bonds (cost $529,058)	4.125	08/15/44	525	458,145

			Shares

AFFILIATED EXCHANGE-TRADED FUND 1.4%
Fixed Income
PGIM Active High Yield Bond ETF (cost $1,767,122)(wa)			50,000	1,729,500

COMMON STOCKS 0.1%

Food Products 0.0%
TopCo Units Equity*^			376	—

Health Care Providers & Services 0.1%
Accelerated Health Systems LLC*			2,844	113,760
Sound Physicians Holdings LLC (Class A Stock)*^(x)			7,940	3,184
Sound Physicians Holdings LLC (Class A2 Stock)*^(x)			355	355

				117,299

Interactive Media & Services 0.0%
Diamond Sports Group LLC*(x)			1,996	433

IT Services 0.0%
ConvergeOne Holdings, Inc.*			3,151	409

Software 0.0%
Mitel Networks International Ltd. (Canada)*^			265	3

Wireless Telecommunication Services 0.0%
Stonepeak Falcon Holdings, Inc. (Canada) (Class A Stock)*(x)			5,763	4,160
Xplore, Inc. (Canada), CVR*^(x)			432	—

				4,160

TOTAL COMMON STOCKS (cost $168,806)				122,304

PREFERRED STOCKS 1.3%

Banks 0.6%
Bank of America Corp., 4.125%, Maturing 09/30/26			7,615	122,449
Bank of America Corp., 4.250%, Maturing 11/17/26			11,977	194,866
Bank of America Corp., 4.375%, Maturing 09/30/26			4,336	72,194
Citigroup, Inc., Series II, 6.250%, Maturing 02/15/31			5,772	139,682
JPMorgan Chase & Co., 4.200%, Maturing 12/01/26			258	4,327
JPMorgan Chase & Co., 4.625%, Maturing 12/01/26			11,035	200,837

				734,355

Capital Markets 0.4%
Eagle Point Credit Co., 7.750%, Maturing 06/30/30			4,712	120,486
OFS Capital Corp., 7.500%, Maturing 07/31/28			4,000	100,600

See Notes to Financial Statements.

PGIM Fixed Income ETFs 157

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Shares	Value

PREFERRED STOCKS (Continued)

Capital Markets (cont’d.)
OFS Credit Co., Inc., 7.875%, Maturing 10/31/29	970	$24,502
Oxford Lane Capital Corp., 7.950%, Maturing 02/29/32	4,920	123,787
Saratoga Investment Corp., 7.500%, Maturing 02/06/31	3,000	73,920
Sound Point Meridian Capital, Inc., 8.000%, Maturing 11/30/29	3,033	76,037

		519,332

Trading Companies & Distributors 0.3%
QXO, Inc., Series C, 4.750%, Maturing 04/01/33	40	319,601

Wireless Telecommunication Services 0.0.%
Digicel International Finance Ltd. (Jamaica)*^(x)	466	16,520

TOTAL PREFERRED STOCKS (cost $1,707,766)		1,589,808

TOTAL LONG-TERM INVESTMENTS
(cost $124,368,217)		123,162,837

SHORT-TERM INVESTMENT 5.0%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 3.780%) (cost $6,242,533)(wa)	6,242,533	6,242,533

TOTAL INVESTMENTS 103.1%
(cost $130,610,750)		129,405,370
Liabilities in excess of other assets(z) (3.1)%		(3,907,318)

NET ASSETS 100.0%		$125,498,052

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $5,198,097 and 4.1% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2026.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2026. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	Represents investments in Funds affiliated with the Manager.
(x)

The following represents restricted securities that are acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law.

(x) Restricted Securities:

Issuer	Acquisition Date	Original Cost	Market Value	Percentage of Net Assets
Aethon IV Newco LLC, Sr. Unsec’d. Notes, 0.000%(cc), 09/30/31^	07/14/26	$344,750	$344,750	0.3%
Diamond Sports Group LLC*	01/02/25	5,227	433	0.0
Digicel Group Holdings Ltd. (Jamaica), Sr. Sec’d. Notes, Series 1B14, 144A, 0.000%(s), 12/31/30	11/14/23	—	—	0.0
Digicel Group Holdings Ltd. (Jamaica), Sr. Sec’d. Notes, Series 3B14, 144A, 0.000%(s), 12/31/30^	11/14/23	—	—	0.0
Digicel International Finance Ltd. (Jamaica)*^	01/26/24-01/29/24	770	16,520	0.0

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2026

(x) Restricted Securities (continued):

Issuer	Acquisition Date	Original Cost	Market Value	Percentage of Net Assets
Sound Physicians Holdings LLC(Class A Stock)*^	05/31/24-06/28/24	$7	$3,184	0.0%
Sound Physicians Holdings LLC(Class A2 Stock)*^	05/31/24	—	355	0.0
Stonepeak Falcon Holdings, Inc. (Canada)(Class A Stock)*	10/24/24	18,268	4,160	0.0
Xplore, Inc. (Canada), CVR*^	10/24/24	—	—	0.0

Total		$369,022	$369,402	0.3%

(z) Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded corporate bond commitment outstanding at August 31, 2026:

Issuer	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
Aethon IV Newco LLC, 0.000%(cc), Maturity Date 09/30/31 (cost $344,750)^(x)	350	$344,750	$—	$—

Unfunded loan commitments outstanding at August 31, 2026:

	Principal
	Amount	Current	Unrealized	Unrealized
Borrower	(000)#	Value	Appreciation	Depreciation
Aegion Corp., Delayed Draw Term Loan, 1.375%, Maturity Date 04/25/33 (cost $30,848)	31	$30,759	$—	$(89)
Carrix, Inc., Delayed Draw Term Loan, 1.000%, Maturity Date 07/31/33 (cost $37,500)	38	37,477	—	(23)
Coreweave Compute Acquisition Co IV LLC, Delayed Draw Term Loan, 0.500%, Maturity Date 11/15/31 (cost $213,151)	212	214,146	995	—
Coreweave Financing V LLC, Delayed Draw Term Loan, 0.500%, Maturity Date 09/01/31 (cost $263,907)	272	272,662	8,755	—
Databank Oracle, Delayed Draw Term Loan, 0.000%, Maturity Date 03/06/29 (cost $15,109)^	15	15,140	31	—
Domain Greenbough Issuer 2 LLC, Delayed Draw Term Loan, —%(p), Maturity Date 01/23/32 (cost $138,895)^	139	138,190	—	(705)
Dwyer Instruments, Inc., Delayed Draw Term Loan, 0.000%, Maturity Date 07/25/33 (cost $6,367)	6	6,391	24	—
Pinnacle Buyer LLC, Delayed Draw Term Loan, 2.500%, Maturity Date 09/30/32 (cost $28,226)	28	28,329	103	—
Pye Barker Fire & Safety LLC, Delayed Draw Term Loan, 2.500%, Maturity Date 12/16/32 (cost $19,180)	19	19,251	71	—
Radiate Holdco LLC, Delayed Draw Term Loan, 1.500%, Maturity Date 06/26/29 (cost $50,000)	50	49,938	—	(62)
Salas O’Brien, Inc., Delayed Draw Term Loan, 0.000%, Maturity Date 01/31/33 (cost $7,126)^	7	7,161	35	—
Watlow Electric Manufacturing Co., Delayed Draw Term Loan, 0.000%, Maturity Date 06/30/33 (cost $4,735)	5	4,770	35	—

		$824,214	$10,049	$(879)

Futures contracts outstanding at August 31, 2026:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions:
8	2 Year U.S. Treasury Notes	Dec. 2026	$1,641,875	$3,438
96	5 Year U.S. Treasury Notes	Dec. 2026	10,147,500	43,414
30	10 Year U.S. Treasury Notes	Dec. 2026	3,229,688	16,365
4	20 Year U.S. Treasury Bonds	Dec. 2026	434,500	(740)

				$62,477

Forward foreign currency exchange contracts outstanding at August 31, 2026:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 09/02/26	BOA	GBP	559	$762,874	$758,062	$—	$(4,812)

See Notes to Financial Statements.

PGIM Fixed Income ETFs 159

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2026

Forward foreign currency exchange contracts outstanding at August 31, 2026 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro,
Expiring 09/02/26	BNY	EUR	369	$431,340	$429,213	$—	$(2,127)
Expiring 09/02/26	BOA	EUR	276	314,693	320,429	5,736	—

				$1,508,907	$1,507,704	5,736	(6,939)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 09/02/26	GSI	GBP	559	$745,047	$758,062	$—	$(13,015)
Expiring 10/02/26	BOA	GBP	559	762,867	758,092	4,775	—
Euro,
Expiring 09/02/26	GSI	EUR	645	735,779	749,642	—	(13,863)
Expiring 10/02/26	BNY	EUR	369	431,838	429,712	2,126	—

				$2,675,531	$2,695,508	6,901	(26,878)

						$12,637	$(33,817)

Credit default swap agreements outstanding at August 31, 2026:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2026(4)	Value at Trade Date	Value at August 31, 2026	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.HY.46.V3	06/20/31	5.000%(Q)	4,488	3.009%	$343,589	$399,711	$56,122
CDX.NA.IG.46.V1	06/20/31	1.000%(Q)	15,060	0.503%	220,527	351,772	131,245

					$564,116	$751,483	$187,367

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2026

terms of the agreement.

Total return swap agreements outstanding at August 31, 2026:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
iBoxx US Dollar Liquid Leveraged Loan Index(T)	1 Day SOFR(Q)/ 3.680%	MSI	09/21/26	7,650	$100,316	$—	$100,316
iBoxx US Dollar Liquid Leveraged Loan Index(T)	1 Day SOFR(Q)/ 3.680%	BNP	12/21/26	5,905	93,150	—	93,150
iBoxx US Dollar Liquid Leveraged Loan Index(T)	1 Day SOFR(Q)/ 3.680%	BARC	12/21/26	8,100	(23,942)	—	(23,942)

					$169,524	$—	$169,524

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$—	$193,466	$(23,942)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$548,036	$63,704
JPS	—	301,067

Total	$548,036	$364,771

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

 Level 1—unadjusted quoted prices generally in active markets for identical securities.

 Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

 Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$15,689,357	$—
Commercial Mortgage-Backed Securities	—	2,141,855	—
Corporate Bonds	—	13,957,897	—
Floating Rate and Other Loans	—	81,725,560	5,178,674
Residential Mortgage-Backed Securities	—	569,737	—
U.S. Treasury Obligation	—	458,145	—
Affiliated Exchange-Traded Fund
Fixed Income	1,729,500	—	—
Common Stocks	—	118,762	3,542
Preferred Stocks	1,253,687	319,601	16,520
Short-Term Investment
Affiliated Mutual Fund	6,242,533	—	—

Total	$9,225,720	$114,980,914	$5,198,736

See Notes to Financial Statements.

PGIM Fixed Income ETFs 161

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2026

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Unfunded Corporate Bond Commitment	$—	$—	$— **
Unfunded Loan Commitments	—	9,983	66
Futures Contracts	63,217	—	—
OTC Forward Foreign Currency Exchange Contracts	—	12,637	—
Centrally Cleared Credit Default Swap Agreements	—	187,367	—
OTC Total Return Swap Agreements	—	193,466	—

Total	$63,217	$403,453	$66

Liabilities
Unfunded Loan Commitments	$—	$(174)	$(705)
Futures Contracts	(740)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(33,817)	—
OTC Total Return Swap Agreement	—	(23,942)	—

Total	$(740)	$(57,933)	$(705)

*

Other financial instruments are derivative instruments, with the exception of unfunded corporate bond commitments and unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forward foreign currency exchange contracts, centrally cleared swap contracts, unfunded corporate bond commitments and unfunded loan commitments are recorded at unrealized appreciation (depreciation), and OTC swap contracts are recorded at fair value.

**	Includes Level 3 investments with an aggregate value of $0.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Floating Rate and other Loans	Common Stocks	Preferred Stocks	Warrants

Balance as of 08/31/25	$—	$5,088,519	$355	$7,215	$—
Realized gain (loss)	47	(1,760)	—	461	—
Change in unrealized appreciation (depreciation)	—	(112,979)	3,187	10,665	—
Purchase/Exchange/Issuances	—	4,879,952	—	—	—
Sales/Paydowns	(47)	(3,171,286)	—	(1,821)	—
Accrued discount/premium	—	6,638	—	—	—
Transfer into Level 3*	—	460,267	—	—	—
Transfer out of Level 3*	—	(1,970,677)	—	—	—

Balance as of 08/31/26	$—	$5,178,674	$3,542	$16,520	$—

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$(113,998)	$3,187	$10,665	$—

	Unfunded Corporate Bond Commitment	Unfunded Loan Commitments

Balance as of 08/31/25	$—	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	(639)
Purchase/Exchange/Issuances	—	—
Sales/Paydowns	—	—
Accrued discount/premium	—	—
Transfer into Level 3*	—	—
Transfer out of Level 3*	—	—

Balance as of 08/31/26	$—	$(639)

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$639

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2026

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of August 31, 2026	Valuation Methodology	Unobservable Inputs	Inputs (Range)	Directional Impact on Fair Value from Input Increase

Corporate Bonds	$—	Market/Recovery Value	Recovery Rate	0.00%	Increase

Floating Rate and Other Loans	257,675	Income/Discounted Cash Flow	Discount Margin	333 bps	Decrease

Floating Rate and Other Loans	359,272	Income/Discounted Cash Flow	Discount Rate	14.75%	Decrease

Floating Rate and Other Loans	—	Market/Recovery Value	Recovery Rate	0.00%	Increase

Floating Rate and Other Loans	2,979	Market/Transaction Based	Discount/Premium Factor	0.00%	NA

Common Stocks	3,539	Market/Enterprise Value	EBITDA Multiple	8.0x	Increase

Common Stocks	—	Market/Recovery Value	Recovery Rate	0.00%	Increase

Preferred Stocks	16,520	Market/Net Present Value	Discount Rate	15.00%	Decrease

Unfunded Corporate Bond Commitment	—	Market/Transaction Based	Discount/Premium Factor	0.00%	NA

Unfunded Loan Commitments	(705)	Income/Discounted Cash Flow	Discount Rate	14.75%	Decrease

Unfunded Loan Commitments	31	Income/Discounted Cash Flow	Discount Margin	333 bps	Decrease

	$639,311

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of August 31, 2026, the aggregate value of these securities and/or derivatives was $4,558,786. The unobservable inputs for these investments were not developed by the Fund and are not readily available (e.g. single broker quotes).

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2026 were as follows:

Collateralized Loan Obligations	12.5%
Banks	9.1
Commercial Services	7.9
Entertainment	5.0
Affiliated Mutual Fund	5.0
Software	4.7
Healthcare-Services	3.6
Retail	3.1
Chemicals	3.0
Environmental Control	2.6
Diversified Financial Services	2.6
Machinery-Diversified	2.4
Telecommunications	2.3
Computers	2.2
Real Estate Investment Trusts (REITs)	2.1
Insurance	2.1
Packaging & Containers	2.1
Building Materials	2.0
Leisure Time	1.8
Commercial Mortgage-Backed Securities	1.7
Pipelines	1.6
Auto Parts & Equipment	1.6
Electric	1.6
Affiliated Exchange-Traded Fund	1.4
Investment Companies	1.2
Distribution/Wholesale	1.2
Pharmaceuticals	1.2
Airlines	1.0

Engineering & Construction	1.0%
Media	1.0
Aerospace & Defense	0.9
Transportation	0.8
Internet	0.7
Real Estate	0.7
Metal Fabricate/Hardware	0.6
Foods	0.6
Electronics	0.5
Healthcare-Products	0.5
Home Furnishings	0.5
Holding Companies-Diversified	0.5
Agriculture	0.5
Residential Mortgage-Backed Securities	0.4
Capital Markets	0.4
Oil & Gas	0.4
Cosmetics/Personal Care	0.4
Beverages	0.4
U.S. Treasury Obligation	0.4
Oil & Gas Services	0.3
Healthcare & Pharmaceuticals	0.3
Semiconductors	0.3
Forest Products & Paper	0.3
Trading Companies & Distributors	0.3
Toys/Games/Hobbies	0.2
Housewares	0.2
Miscellaneous Manufacturing	0.2
Consumer Services	0.2

See Notes to Financial Statements.

PGIM Fixed Income ETFs 163

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2026

Industry Classification (continued):

Electrical Components & Equipment	0.2%

Lodging	0.2

Advertising	0.1

Mining	0.1

Biotechnology	0.1

Gas	0.1

Private Equity	0.1

Health Care Providers & Services	0.1

Wireless Telecommunication Services	0.0	*

Interactive Media & Services	0.0	*

IT Services	0.0	*%

Food Products	0.0	*

	103.1

Liabilities in excess of other assets	(3.1)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2026 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$187,367	*	—	$—

Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	12,637		Unrealized depreciation on OTC forward foreign currency exchange contracts	33,817

Interest rate contracts	Due from/to broker-variation margin futures	63,217	*	Due from/to broker-variation margin futures	740	*

Interest rate contracts	Unrealized appreciation on OTC swap agreements	193,466		Unrealized depreciation on OTC swap agreements	23,942

		$456,687			$58,499

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2026 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$325,924

Foreign exchange contracts	—	47,801	—

Interest rate contracts	372,444	—	18,400

Total	$372,444	$47,801	$344,324

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$(53,236)

Foreign exchange contracts	—	(22,501)	—

Interest rate contracts	87,510	—	106,746

Total	$87,510	$(22,501)	$53,510

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Schedule of Investments (continued)

as of August 31, 2026

For the year ended August 31, 2026, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Short Positions (1)	$12,357,212
Forward Foreign Currency Exchange Contracts - Purchased (2)	1,404,249
Forward Foreign Currency Exchange Contracts - Sold (2)	2,702,136
Credit Default Swap Agreements - Sell Protection (1)	20,584,040
Total Return Swap Agreements (1)	17,162,000

*	Average volume is based on average quarter end balances for the year ended August 31, 2026.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$—	$(23,942)	$(23,942)	$—	$(23,942)
BNP	93,150	—	93,150	—	93,150
BNY	2,126	(2,127)	(1)	—	(1)
BOA	10,511	(4,812)	5,699	—	5,699
GSI	—	(26,878)	(26,878)	—	(26,878)
MSI	100,316	—	100,316	—	100,316

	$206,103	$(57,759)	$148,344	$—	$148,344

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 165

PGIM Floating Rate Income ETF

Statement of Assets & Liabilities

as of August 31, 2026

Assets

Investments at value:
Unaffiliated investments (cost $122,601,095)	$121,433,337
Affiliated investments (cost $8,009,655)	7,972,033
Cash	17,882
Foreign currency, at value (cost $21,015)	20,884
Receivable for investments sold	985,922
Dividends and interest receivable	681,879
Deposit with broker for centrally cleared/exchange-traded derivatives	548,036
Unrealized appreciation on OTC swap agreements	193,466
Due from broker—variation margin futures	18,750
Unrealized appreciation on OTC forward foreign currency exchange contracts	12,637
Unrealized appreciation on unfunded loan commitments	10,049
Due from broker—variation margin swaps	223
Other assets	1,887

Total Assets	131,896,985

Liabilities

Payable for investments purchased	5,644,553
Dividends and Distributions payable	619,660
Management fee payable	76,082
Unrealized depreciation on OTC forward foreign currency exchange contracts	33,817
Unrealized depreciation on OTC swap agreements	23,942
Unrealized depreciation on unfunded loan commitments	879

Total Liabilities	6,398,933

Net Assets	$125,498,052

Net assets were comprised of:
Common stock, at par	$2,525
Paid-in capital in excess of par	127,133,624
Total distributable earnings (loss)	(1,638,097)

Net assets, August 31, 2026	$125,498,052

Net asset value, offering price and redemption price per share. ($125,498,052 ÷ 2,525,000 shares of common stock issued and outstanding)	$49.70

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Statement of Operations

Year Ended August 31, 2026

Net Investment Income (Loss)

Income
Interest income	$7,179,189
Affiliated dividend income	334,331
Unaffiliated dividend income	72,050

Total income	7,585,570

Expenses
Management fee	774,285
Less: Fee waiver and/or expense reimbursement	(6,100)

Net expenses	768,185

Net investment income (loss)	6,817,385

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(14,769))	(244,952)
Futures transactions	372,444
Forward currency contract transactions	47,801
Swap agreement transactions	344,324
Foreign currency transactions	91,972

611,589

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(37,622))	(1,200,687)
Futures	87,510
Forward currency contracts	(22,501)
Swap agreements	53,510
Foreign currencies	(643)
Unfunded loan commitments	6,611

(1,076,200)

Net gain (loss) on investment and foreign currency transactions	(464,611)

Net Increase (Decrease) In Net Assets Resulting From Operations	$6,352,774

See Notes to Financial Statements.

PGIM Fixed Income ETFs 167

PGIM Floating Rate Income ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2026	2025

Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$6,817,385	$6,545,734

Net realized gain (loss) on investment and foreign currency transactions	611,589	(1,111,509)

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,076,200)	234,529

Net increase (decrease) in net assets resulting from operations	6,352,774	5,668,754

Dividends and Distributions

Distributions from distributable earnings	(7,354,028)	(7,073,406)

Fund share transactions

Net proceeds from shares sold (975,000 and 750,000 shares, respectively)	48,403,041	37,962,974

Cost of shares purchased (25,000 and 650,000 shares, respectively)	(1,225,573)	(31,939,014)

Net increase (decrease) in net assets from Fund share transactions	47,177,468	6,023,960

Total increase (decrease)	46,176,214	4,619,308

Net Assets:

Beginning of year	79,321,838	74,702,530

End of year	$125,498,052	$79,321,838

See Notes to Financial Statements.

PGIM Floating Rate Income ETF

Financial Highlights

	Year Ended August 31,						May 17, 2022(a) through
	2026	2025		2024	2023		August 31, 2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$50.36	$50.65		$50.61	$50.11		$50.00
Income (loss) from investment operations:
Net investment income (loss)	3.15	3.72		4.61	4.27		0.62
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.36)	(-	)(c)(d)	0.46	0.16		(0.18)
Total from investment operations	2.79	3.72		5.07	4.43		0.44
Less Dividends and Distributions:
Dividends from net investment income	(3.45)	(3.96)		(5.01)	(3.88)		(0.33)
Distributions from net realized gains	-	(0.05)		(0.02)	(0.05)		-
Total dividends and distributions	(3.45)	(4.01)		(5.03)	(3.93)		(0.33)
Net asset value, end of period	$49.70	$50.36		$50.65	$50.61		$50.11
Total Return(e):	5.77%	7.68%		10.62%	9.32%		0.89%

Ratios/Supplemental Data:
Net assets, end of period (000)	$125,498	$79,322		$74,703	$68,318		$33,828
Average net assets (000)	$107,539	$88,265		$58,719	$52,571		$26,460
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.71%	0.81	%(g)	0.70%	0.72%		0.72	%(h)
Expenses before waivers and/or expense reimbursement	0.72%	0.83	%(g)	0.72%	0.72%		0.72	%(h)
Net investment income (loss)	6.34%	7.42%		9.14%	8.61%		4.32	%(h)
Portfolio turnover rate(i)	51%	112%		131%	59	%(j)	9%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Includes interest expense on reverse repurchase agreements of 0.11% which are being excluded from the Fund’s contractual waiver, if applicable, for the year ended August 31, 2025.
(h)	Annualized.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(j)	The portfolio turnover rate has been revised to correct for an immaterial adjustment to the previously issued financial statements. The portfolio turnover rate previously reported was 182%.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 169

PGIM Municipal Income Opportunities ETF

Schedule of Investments

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 100.8%

MUNICIPAL BONDS 99.4%

Alabama 5.4%
Baldwin Cnty. Indl. Dev. Auth. Rev.,
Novelis Corp. Proj., Series A, AMT (Mandatory put date 06/01/32), 144A	5.000%(cc)	06/01/55	250	$253,924
Black Belt Energy Gas Dist. Rev.,
Gas Proj., Series D-1, Rfdg. (Mandatory put date 02/01/29)	5.500(cc)	06/01/49	1,205	1,256,598
Southeast Energy Auth. Cooperative Dist. Rev.,
Proj. No. 5, Series A (Mandatory put date 07/01/29)	5.250(cc)	01/01/54	600	625,028
Series D	5.000	09/01/35	550	580,603

				2,716,153

Arizona 0.6%
Pinal Cnty. Indl. Dev. Auth. Rev.,
WOF SW GGP LLC Proj., Conv. CABS, Sustainable Bond., Series A, 144A	5.500(cc)	10/01/33	300	315,421

Arkansas 1.1%
Arkansas Dev. Fin. Auth. Rev.,
Weyerhaeuser Co. Proj., AMT (Mandatory put date 10/15/32)	3.875(cc)	10/15/65	550	539,232

California 1.7%
California Infrast. & Econ. Dev. Bank Rev.,
Brightline West Passanger Rail Proj., Series C, AMT (Mandatory put date 11/02/26), 144A	3.500(cc)	01/01/65	300	299,896
Freddie Mac Multifamily CTFS Rev.,
Sustainable Bonds, Series ML-33, Class A	4.641(cc)	10/25/40	553	542,813

				842,709

Colorado 2.1%
Baseline Metropolitan Dist. No. 1,
Series A, GO, Rfdg., AG	4.250	12/01/54	345	348,622
E-470 Pub. Hwy. Auth. Rev.,
Series B (Mandatory put date 09/01/28)	3.138(cc)	09/01/39	500	499,097
Sterling Ranch Cmnty. Auth. Brd. Rev.,
Spl. Assmt., Improvement Dist. No. 1	5.625	12/01/43	200	201,598

				1,049,317

Connecticut 1.3%
Connecticut St. Higher Ed. Supplement Loan Auth. Rev.,
Chesla Loan Prog., Series B, AMT	5.000	11/15/31	100	104,404
Chesla Loan Prog., Series B, AMT	5.000	11/15/33	255	266,212
Chesla Loan Prog., Series B-1, AMT	5.250	11/15/35	250	263,969

				634,585

District of Columbia 0.8%
Metropolitan Washington D.C. Arpt. Auth. Sys. Rev.,
Series A, Rfdg., AMT	5.000	10/01/34	360	386,618

Florida 10.4%
Capital Tr. Agcy. Rev.,
Chrt. Sch. Port. Proj., Sub. Series B, CABS, 144A	7.015(t)	07/01/61	6,500	588,698
Florida Dev. Fin. Corp. Rev.,
Coastal Waste & Recycling, Inc. Proj. (Mandatory put date 06/01/33), 144A	4.550(cc)	06/01/46	500	497,404
GFL Solid Wst. Southeast LLC Proj., Series A, AMT (Mandatory put date 10/01/31), 144A	4.375(cc)	10/01/54	500	501,992
Mater Academy Proj., Series A	5.000	06/15/29	120	121,295
River City Science Academy Proj., Series B, Rfdg.	5.000	07/01/31	250	259,554

See Notes to Financial Statements.

PGIM Municipal Income Opportunities ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Florida (cont’d.)
Florida Hsg. Fin. Corp. Rev.,
Residences at Claude Pepper LLC, Series M (Mandatory put date 06/01/30)	3.100%(cc)	12/01/44	1,170	$1,152,053
Lee Cnty. Arpt. Rev.,
Series A-2, AMT (Mandatory put date 10/01/31)	5.000(cc)	10/01/56	600	637,568
Lee Cnty. Indl. Dev. Auth. Rev.,
Shell Point Oblig. Grp., Series B-1	4.750	11/15/29	610	611,677
Vlg. CDD No. 13,
2021 Spl. Assmt., Phase III	3.250	05/01/52	1,200	818,370

				5,188,611

Georgia 4.2%
Burke Cnty. Dev. Auth. Rev.,
Revenue, Oglethorpe Power Corp., Series E, Rfdg., (Mandatory Put Date 02/01/30)	3.600(cc)	11/01/45	100	100,430
Main Street Energy, Inc. Rev.,
Energy Proj., Series D	5.000	12/01/33	250	261,093
Main Street Natural Gas, Inc. Rev.,
Gas Supply, Series C (Mandatory put date 09/01/30)	5.000(cc)	09/01/53	330	346,110
Gas Supply, Series C (Mandatory put date 11/01/27), 144A	4.000(cc)	08/01/52	500	500,327
Gas Supply, Series E (Mandatory put date 12/01/32)	5.000(cc)	05/01/55	605	630,646
Rockdale Cnty. Dev. Auth. Rev.,
Pratt Paper LLC Proj., Rfdg., AMT, 144A	4.000	01/01/38	300	286,293

				2,124,899

Guam 0.3%
Guam Govt. Bus. Privilege Tax Rev.,
Series G, Rfdg.	5.000	01/01/35	150	161,175

Illinois 6.2%
Chicago Brd. of Ed.,
Series B, GO, Rfdg.	5.250	12/01/27	325	329,799
Chicago Brd. of Ed. Dedicated Capital Impvt. Tax Rev.,
Sch. Imps.	5.000	04/01/35	610	620,678
Chicago O’Hare Int’l. Arpt. Rev.,
Series C, Rfdg., AMT	5.250	01/01/41	500	521,698
Illinois Fin. Auth. Rev.,
Midwestern Unvi. Foundation, Sr. Series A	5.000	07/01/29	175	183,601
Illinois St. Sales Tax. Rev.,
Jr. Series B	5.000	06/15/40	300	314,202
Illinois St. Toll Hwy. Auth. Rev.,
Toll Hwy., Sr. Rev., Series B	5.000	01/01/45	1,115	1,137,947

				3,107,925

Indiana 0.3%
Indiana Hsg. & Cmnty. Dev. Auth. Rev.,
Sustainable Bonds, Series C-1, Rfdg.	3.000	01/01/52	135	132,838

Iowa 0.4%
Iowa Student Loan Liquidity Corp. Rev.,
Sr. Series B, AMT	5.000	12/01/35	180	193,157

Kentucky 6.3%
City of Pikeville Rev.,
Univ. of Pikeville, Cll. of Dental Med., BANS	3.800	08/01/28	500	500,388
Kentucky Pub. Energy Auth. Rev.,
Series A-1, Rfdg. (Mandatory put date 02/01/32)	5.250(cc)	04/01/54	1,000	1,046,039

See Notes to Financial Statements.

PGIM Fixed Income ETFs 171

PGIM Municipal Income Opportunities ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Kentucky (cont’d.)
Kentucky Pub. Energy Auth. Rev., (cont’d.)
Series B	5.000%	12/01/33	500	$503,442
Series C, Rfdg.	5.000	05/01/36	750	777,300
Louisville/Jefferson Cnty. Metropolitan Govt. Rev.,
Louisville Gas & Elec. Co. Proj., Series A, Rmkt.	3.800	02/01/35	355	345,449

				3,172,618

Louisiana 2.0%
Louisiana Hsg. Corp. Rev.,
Home Ownership Prog., Series C	5.750	12/01/53	470	498,014
Parish of St. James Rev.,
Nustar Logistics LP Proj., Rmkt. (Mandatory put date 06/01/30)	3.700(cc)	08/01/41	500	502,693

				1,000,707

Massachusetts 1.1%
Massachusetts Dev. Fin. Agcy. Rev.,
Dana Farber Cancer Institute Issue, Series R, Rfdg.(hh)	5.000	12/01/38	500	538,770

Michigan 3.6%
Kalamazoo Economic Dev. Corp. Rev.,
Heritage Cmnty. of Kalamazoo, Rfdg.	5.000	05/15/32	500	505,008
Michigan St. Hosp. Fin. Auth. Rev.,
Corewell Hlth., Series B-2, Rfdg. (Mandatory put date 06/01/35)	5.000(cc)	08/15/55	335	360,099
Michigan St. Hsg. Dev. Auth. Rev.,
Series A	3.700	04/01/30	195	194,247
Series C	3.000	06/01/51	425	420,766
Wayne County Arpt Auth. Rev.,
Detroit Metropolitan Wayne, Series B, AMT	5.000	12/01/34	300	324,078

				1,804,198

Minnesota 1.0%
Minnesota Muni. Gas Agcy. Rev.,
Gas Proj., Series A	5.000	09/01/35	500	513,565

Mississippi 0.4%
Mississippi Bus. Fin. Corp. Rev.,
Wste. PRO USA, Inc., AMT, Rfdg. (Mandatory put date 08/02/27), 144A	4.375(cc)	02/01/48	200	200,514

New Hampshire 8.9%
National Fin. Auth. Rev.,
Affordable Hsg. Sustainable CTFS, Series 2024-1, Class A (Mandatory put date 10/01/34)	4.150	10/20/40	902	876,032
New Hampshire Bus. Fin. Auth. Rev.,
Affordable Hsg. Sustainable CTFS, Series 2026-1, Class A-1 (Mandatory put date 03/01/36)	4.125	04/20/43	300	288,371
Caldwell Ranch Proj., 144A	4.875	12/01/33	300	294,274
Forestar Grp. Houston, Area Proj., 144A	6.500	12/01/34	900	903,511
Muni. Sustainable CTFS, Series 2025-1, Class A-1	4.166(cc)	01/20/41	986	919,207
Muni. Sustainable CTFS, Series 2025-2, Class A-1	4.221(cc)	11/20/42	989	929,432
Silverado Proj., 144A	5.000	12/01/28	250	250,027

				4,460,854

New Jersey 2.5%
New Jersey Hgr. Ed. Student Assistance Auth. Rev.,
Sr. Series 1A, Rfdg., AMT	5.000	12/01/32	300	318,763
Student Assistance Sen, Rfdg., AMT	5.000	12/01/34	400	423,952

See Notes to Financial Statements.

PGIM Municipal Income Opportunities ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New Jersey (cont’d.)
Tob. Settlement Fing. Corp. Rev.,
Series A, Rfdg.	5.000%	06/01/29	480	$496,919

				1,239,634

New York 6.7%
New York City Hsg. Dev. Corp. Rev.,
8 Spruce Street Proj., Class E, Rfdg.	4.375	12/15/43	250	253,095
New York Convention Ctr. Dev. Corp. Rev.,
Series B	5.000	11/15/39	525	560,898
New York Liberty Dev. Corp. Rev.,
Bank of America Tower at One Bryant Park Proj., Class 1, Rfdg.	2.450	09/15/69	1,050	995,962
Bank of America Tower at One Bryant Park Proj., Class 2, Rfdg.	2.625	09/15/69	105	99,142
New York St. Dorm. Auth. Rev.,
Sch. Dist. Rev. Bond, Series A	5.000	10/01/34	750	838,069
New York Transp. Dev. Corp. Rev.,
Delta Air Lines, Inc., Lagurdia Arpt. Terminals C&D Redev. Proj., AMT	5.000	01/01/29	340	347,805
Delta Air Lines, Inc., Lagurdia Arpt. Terminals C&D Redev. Proj., AMT	5.000	01/01/30	245	250,331

				3,345,302

Ohio 1.3%
Ohio Air Quality Dev. Auth. Rev.,
Ohio Vlly. Elec. Corp. Proj., Series A	3.875	01/01/36	665	657,761

Oklahoma 0.6%
Rogers Cnty. Edl. Facs. Auth. Rev.,
Oologah-Talala Pub. Sch. Proj.	5.000	09/01/27	315	320,072

Oregon 1.8%
Albany Hosp. Fac. Auth. Rev.,
Mennonite Vlg. Proj. Temps 65SM, Series B-2	3.450	11/15/30	255	250,607
Port of Portland Arpt. Rev.,
Series 24B, AMT	5.000	07/01/37	650	652,507

				903,114

Pennsylvania 2.4%
Pennsylvania Econ. Dev. Fing. Auth. Rev.,
Wste. Mgmt., Inc. Proj., Series A, AMT, Rmkt. (Mandatory put date 08/02/27)	3.250(cc)	08/01/38	430	429,963
Pennsylvania Higher Ed. Assistance Agcy. Rev.,
Sr. Series 1A, AMT	5.000	06/01/32	295	308,613
Sr. Series 1A, AMT	5.000	06/01/34	425	444,459

				1,183,035

Puerto Rico 0.7%
Puerto Rico Ind. Tourist Edl. Med. & Envirml. Ctl. Facs. Fing. Auth. Rev.,
Hosp. Auxilio Mutuo Oblig. Grp. Proj., Rfdg.	4.000	07/01/40	400	350,725

Texas 9.3%
Arlington Higher Ed. Fin. Corp. Rev.,
Great Hearts America, Series B	7.250	08/15/29	135	134,224
Brooks Dev. Auth. Rev.,
Sr. Lien, Series C, Rfdg. (Mandatory put date 08/15/28), 144A	5.000(cc)	08/15/42	190	194,033
EP Forty649 PFC Residential Dev. Rev.,
Forty Hsg. Proj.	4.000	01/01/37	500	471,004

See Notes to Financial Statements.

PGIM Fixed Income ETFs 173

PGIM Municipal Income Opportunities ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Texas (cont’d.)
Houston Arpt. Sys. Rev.,
United Airlines, Inc. Term. Impvt. Proj., Series B, Rfdg., AMT	5.250%	07/15/28	310	$317,841
Matagorda Cnty. Nav. Dist. No 1 Rev.,
Houston Lt. & Pwr. Co., Rfdg., Rmkt., AMBAC	5.125	11/01/28	250	259,121
Mission Econ. Dev. Corp. Rev.,
Sustainable Bonds, Graphic Packaging Intl. LLC Proj. AMT (Mandatory put date 06/01/30)	5.000(cc)	12/01/64	300	307,614
New Hope Cultrl. Ed. Facs. Fin. Corp. Rev.,
Txbl. Sr. Sanctuary LTC Proj., Series A-2	6.500	01/01/31	355	357,230
Permanent Univ. Fd. Univ. of Texas Sys. Rev.,
Series A, Rfdg.	5.250	07/01/39	450	506,605
San Antonio Elec. & Gas Sys. Rev.,
Jr. Lien, Series A, Rfdg. (Mandatory put date 12/01/31)	3.150(cc)	02/01/55	500	491,817
Tarrant Cnty. Cultrl. Ed. Facs. Fin. Corp. Rev.,
Ascension Sr. Credit Grp., Series C-2, Rfdg. (Mandatory put date 11/15/35)	5.000(cc)	11/15/51	595	646,594
Texas Dept. of Hsg. & Cmnty. Affairs Rev.,
Sustainable Bonds, Series A	5.500	09/01/52	40	41,684
Texas Municipal Gas Acquisition & Supply Corp. Rev.,
Nat. Gas Util. Imps.	5.000	01/01/36	210	218,510
Texas St. Univ. Sys. Rev.,
Series C, Rfdg.(hh)	5.000	03/15/34	500	543,531
Warren Indpt. Sch. Dist. Rev.,
Ultd. Tax, GO, Rfdg, PSFG	0.848(t)	02/15/30	210	182,657

				4,672,465

Utah 2.0%
Utah Cnty. Rev.,
IHC Hlth. Svcs., Inc., Series A	5.000	05/15/43	1,000	1,024,352

Vermont 1.7%
Vermont Hsg. Fin. Agy. Rev.,
Sustainable Bonds, Series A	6.000	11/01/53	788	842,846

Virgin Islands 0.6%
Virgin Islands Hotel Dev. Fing. Corp. Rev.,
Txbl, Sr. Lien, frenchmans Reef, Hotel, Series A-2	8.875	02/01/34	350	325,773

Washington 0.3%
Washington St. Hsg. Fin. Commn. Rev.,
Horizon Hse. Proj. Mand. Paydown Temps-50, Series B-3, Rfdg.	4.375	01/01/33	165	165,687

Wisconsin 11.4%
Pub. Fin. Auth. Rev.,
Affordable Hsg. CTFS, Series 2006-1, Class A (Mandatory put date 05/01/29), 144A	3.588(cc)	12/01/68	300	299,707
Anthem Clearwater Apts. Proj.	4.350	08/01/36	500	495,599
Aurora Integrated Oncology Fndtn., Series A, 144A	10.000	11/01/38	800	878,682
Cuyahoga River Cap. Port., Series 1, Class A (Mandatory put date 07/01/28), 144A	4.000(cc)	01/01/55	700	700,517
Elevon Proj. RANS, 144A	5.000	07/15/30	333	332,932
Inperium Inc. Proj., Sustainable Bonds, 144A	5.500	12/01/26	155	155,243
Kawa Fund Ltd., Series 2026-1, Class A (Mandatory put date 06/15/31)	3.625(cc)	06/15/63	500	497,673
Million Air Three LLC Gen. Avtn. Facs. Proj., Series A, Rfdg. AMT, 144A	5.500	09/01/30	300	309,677
Series 2025-1, Class A, CTFS. (Mandatory put date 08/01/27), 144A	4.750(cc)	08/01/59	500	499,380
Signorelli Proj., 144A	5.375	12/15/32	673	668,908
Sustainable CTFS., Series 2026-1, Class A-1	4.157(cc)	01/20/41	374	345,009

See Notes to Financial Statements.

PGIM Municipal Income Opportunities ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Wisconsin (cont’d.)
Wisconsin St.,
Series 1, GO, Rfdg.(hh)	5.000%	05/01/35	500	$550,556

				5,733,883

TOTAL MUNICIPAL BONDS (cost $50,491,172)				49,848,515

			Shares

UNAFFILIATED EXCHANGE-TRADED FUND 1.4%
iShares National Muni Bond ETF
(cost $688,470)			6,600	693,660

TOTAL LONG-TERM INVESTMENTS (cost $51,179,642)				50,542,175

SHORT-TERM INVESTMENT 1.4%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 3.780%) (cost $695,503)(wb)			695,503	695,503

TOTAL INVESTMENTS 102.2% (cost $51,875,145)				51,237,678
Liabilities in excess of other assets(z) (2.2)%				(1,105,790)

NET ASSETS 100.0%				$50,131,888

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2026. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(hh)	When-issued security.
(t)	Represents zero coupon. Rate quoted represents effective yield at August 31, 2026.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2026:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
10	10 Year U.S. Ultra Treasury Notes	Dec. 2026	$1,094,219	$(1,889)

Credit default swap agreements outstanding at August 31, 2026:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at August 31, 2026	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.45.V1	12/20/30	1.000	%(Q)	1,785	$(29,134)	$(41,334)	$(12,200)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 175

PGIM Municipal Income Opportunities ETF

Schedule of Investments (continued)

as of August 31, 2026

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$179,865	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Municipal Bonds
Alabama	$—	$2,716,153	$—
Arizona	—	315,421	—
Arkansas	—	539,232	—
California	—	842,709	—
Colorado	—	1,049,317	—
Connecticut	—	634,585	—
District of Columbia	—	386,618	—
Florida	—	5,188,611	—
Georgia	—	2,124,899	—
Guam	—	161,175	—
Illinois	—	3,107,925	—
Indiana	—	132,838	—
Iowa	—	193,157	—
Kentucky	—	3,172,618	—
Louisiana	—	1,000,707	—
Massachusetts	—	538,770	—
Michigan	—	1,804,198	—
Minnesota	—	513,565	—
Mississippi	—	200,514	—

See Notes to Financial Statements.

PGIM Municipal Income Opportunities ETF

Schedule of Investments (continued)

as of August 31, 2026

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Municipal Bonds (continued)
New Hampshire	$—	$4,460,854	$—
New Jersey	—	1,239,634	—
New York	—	3,345,302	—
Ohio	—	657,761	—
Oklahoma	—	320,072	—
Oregon	—	903,114	—
Pennsylvania	—	1,183,035	—
Puerto Rico	—	350,725	—
Texas	—	4,672,465	—
Utah	—	1,024,352	—
Vermont	—	842,846	—
Virgin Islands	—	325,773	—
Washington	—	165,687	—
Wisconsin	—	5,733,883	—
Unaffiliated Exchange-Traded Fund
Short-Term Investment	693,660	—	—
Affiliated Mutual Fund	695,503	—	—

Total	$1,389,163	$49,848,515	$—

Other Financial Instruments*
Liabilities
Futures Contracts	$(1,889)	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	(12,200)	—

Total	$(1,889)	$(12,200)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forward foreign currency exchange contracts and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Sector Allocation:

The sector allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2026 were as follows:

Development	23.6%
Pre-pay Gas	14.5
Corporate Backed IDB & PCR	12.6
Healthcare	11.6
Education	11.3
Special Tax/Assessment District	10.5
Transportation	8.9
General Obligation	4.2
Affiliated Mutual Fund	1.4

Unaffiliated Exchange-Traded Fund	1.4%
Power	1.2
Tobacco Appropriated	1.0

102.2
Liabilities in excess of other assets	(2.2)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments are credit risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—	Due from/to broker-variation margin swaps	$12,200*

See Notes to Financial Statements.

PGIM Fixed Income ETFs 177

PGIM Municipal Income Opportunities ETF

Schedule of Investments (continued)

as of August 31, 2026

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	—	$—	Due from/to broker-variation margin futures	$1,889	*

		$—		$14,089

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2026 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$1,636
Interest rate contracts	28,979	—

Total	$28,979	$1,636

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$(12,200)
Interest rate contracts	(2,169)	—

Total	$(2,169)	$(12,200)

For the year ended August 31, 2026, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Long Positions (1)	$242,156

Futures Contracts - Short Positions (1)	445,413

Credit Default Swap Agreements - Buy Protection (1)	714,000

*	Average volume is based on average quarter end balances for the year ended August 31, 2026.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Municipal Income Opportunities ETF

Statement of Assets & Liabilities

as of August 31, 2026

Assets

Investments at value:
Unaffiliated investments (cost $51,179,642)	$50,542,175
Affiliated investments (cost $695,503)	695,503
Dividends and interest receivable	550,976
Deposit with broker for centrally cleared/exchange-traded derivatives	179,865
Receivable for investments sold	10,000
Due from broker—variation margin swaps	74

Total Assets	51,978,593

Liabilities

Payable for investments purchased	1,666,955
Dividends and Distributions payable	167,170
Management fee payable	10,698
Due to broker—variation margin futures	1,882

Total Liabilities	1,846,705

Net Assets	$50,131,888

Net assets were comprised of:
Common stock, at par	$1,000
Paid-in capital in excess of par	50,563,964
Total distributable earnings (loss)	(433,076)

Net assets, August 31, 2026	$50,131,888

Net asset value, offering price and redemption price per share. ($50,131,888 ÷ 1,000,000 shares of common stock issued and outstanding)	$50.13

See Notes to Financial Statements.

PGIM Fixed Income ETFs 179

PGIM Municipal Income Opportunities ETF

Statement of Operations

Year Ended August 31, 2026

Net Investment Income (Loss)

Income
Interest income	$1,645,867
Affiliated dividend income	48,632
Unaffiliated dividend income	31,500

Total income	1,725,999

Expenses
Management fee	100,070

Net investment income (loss)	1,625,929

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	23,961
Futures transactions	28,979
Swap agreement transactions	1,636

54,576

Net change in unrealized appreciation (depreciation) on:
Investments	(381,931)
Futures	(2,169)
Swap agreements	(12,200)

(396,300)

Net gain (loss) on investment transactions	(341,724)

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,284,205

See Notes to Financial Statements.

PGIM Municipal Income Opportunities ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2026	2025

Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$1,625,929	$1,172,087

Net realized gain (loss) on investment transactions	54,576	2,772

Net change in unrealized appreciation (depreciation) on investments	(396,300)	(666,764)

Net increase (decrease) in net assets resulting from operations	1,284,205	508,095

Dividends and Distributions

Distributions from distributable earnings	(1,676,487)	(1,050,126)

Fund share transactions

Net proceeds from shares sold (475,000 and 50,000 shares, respectively)	24,238,374	2,495,348

Cost of shares purchased (0 and 25,000 shares, respectively)	—	(1,243,758)

Net increase (decrease) in net assets from Fund share transactions	24,238,374	1,251,590

Total increase (decrease)	23,846,092	709,559

Net Assets:

Beginning of year	26,285,796	25,576,237

End of year	$50,131,888	$26,285,796

See Notes to Financial Statements.

PGIM Fixed Income ETFs 181

PGIM Municipal Income Opportunities ETF

Financial Highlights

	Year Ended August 31,		June 14, 2024(a) through August 31, 2024
	2026	2025
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$50.07	$51.15	$50.00
Income (loss) from investment operations:
Net investment income (loss)	2.07	2.30	0.49
Net realized and unrealized gain (loss) on investment transactions	0.13 (c)	(1.31)	0.88
Total from investment operations	2.20	0.99	1.37
Less Dividends and Distributions:
Dividends from net investment income	(2.14)	(2.07)	(0.22)
Net asset value, end of period	$50.13	$50.07	$51.15
Total Return(d):	4.43%	1.96%	2.77%

Ratios/Supplemental Data:
Net assets, end of period (000)	$50,132	$26,286	$25,576
Average net assets (000)	$40,028	$25,601	$25,311
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.25%	0.21%	0.25	%(f)
Expenses before waivers and/or expense reimbursement	0.25%	0.25%	0.25	%(f)
Net investment income (loss)	4.06%	4.58%	4.56	%(f)
Portfolio turnover rate(g)	36%	49%	28%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Securitized Income ETF

Schedule of Investments

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 99.4%

ASSET-BACKED SECURITIES 54.5%

Collateralized Loan Obligations 36.9%
Arbour CLO DAC (Ireland),
Series 05A, Class CR, 144A, 3 Month EURIBOR + 2.450% (Cap N/A, Floor 2.450%)	4.851%(c)	06/15/38	EUR	500	$582,912
Ares CLO Ltd. (Cayman Islands),
Series 2024-71A, Class BR, 144A, 3 Month SOFR + 1.600% (Cap N/A, Floor 1.600%)	5.367(c)	04/20/37		500	501,755
CBAM Ltd. (Cayman Islands),
Series 2018-05A, Class BR, 144A, 3 Month SOFR + 1.700% (Cap N/A, Floor 1.700%)	5.450(c)	10/17/38		250	251,012
CBAMR Ltd.,
Series 2017-03AR, Class BR2, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.550%)	5.317(c)	07/17/39		500	501,405
CIFC Funding Ltd. (Cayman Islands),
Series 2017-03A, Class BR2, 144A, 3 Month SOFR + 1.590% (Cap N/A, Floor 1.590%)	5.319(c)	04/20/37		500	501,720
Series 2024-01AR, Class BR, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.550%)	5.279(c)	04/18/37		500	501,800
Contego CLO DAC (Ireland),
Series 14A, Class A, 144A, 3 Month EURIBOR + 1.300% (Cap N/A, Floor 1.300%)	3.414(c)	10/15/37	EUR	750	873,642
Elevation CLO Ltd. (Cayman Islands),
Series 2018-03A, Class CR3, 144A, 3 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)	5.810(c)	01/25/35		500	502,139
KKR CLO Ltd. (Cayman Islands),
Series 2025-57A, Class B, 144A, 3 Month SOFR + 1.700% (Cap N/A, Floor 1.700%)	5.453(c)	07/15/38		750	751,312
Series 32A, Class BR2, 144A, 3 Month SOFR + 1.550% (Cap N/A, Floor 1.550%)	5.188(c)	07/15/39		500	501,110
Nassau Euro CLO DAC (Ireland),
Series 02A, Class BR, 144A, 3 Month EURIBOR + 1.900% (Cap N/A, Floor 1.900%)	4.372(c)	04/25/39	EUR	250	290,272
Northwoods Capital Ltd. (Cayman Islands),
Series 2021-25A, Class CR2, 144A, 3 Month SOFR + 2.100% (Cap N/A, Floor 2.100%)	5.943(c)	07/20/39		250	252,095
OFSI BSL Ltd. (Cayman Islands),
Series 2022-11A, Class D1RR, 144A, 3 Month SOFR + 3.710% (Cap N/A, Floor 3.710%)	7.439(c)	03/31/38		250	250,820
OHA Credit Partners Ltd. (Cayman Islands),
Series 2024-17A, Class B1, 144A, 3 Month SOFR + 1.650% (Cap N/A, Floor 1.650%)	5.379(c)	01/18/38		750	753,580
Regatta Funding Ltd.,
Series 2024-02A, Class D1R, 144A, 3 Month SOFR + 2.900% (Cap N/A, Floor 2.900%)	6.545(c)	07/25/39		250	251,645
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2024-01AR, Class BR, 144A, 3 Month SOFR + 1.650% (Cap N/A, Floor 1.650%)	5.422(c)	07/20/39		500	501,860
Signal Harmonic CLO DAC (Ireland),
Series 04A, Class C, 144A, 3 Month EURIBOR + 2.200% (Cap N/A, Floor 2.200%)	4.672(c)	01/25/38	EUR	250	290,768
Sona Fios CLO DAC (Ireland),
Series 05A, Class A, 144A, 3 Month EURIBOR + 1.340% (Cap N/A, Floor 1.340%)	3.864(c)	08/25/38	EUR	750	872,821
Wellfleet CLO Ltd. (Cayman Islands),
Series 2022-02A, Class D1R, 144A, 3 Month SOFR + 3.650% (Cap N/A, Floor 3.650%)	7.379(c)	10/18/37		250	244,688

					9,177,356

Consumer Loans 1.8%

Affirm Asset Securitization Trust,
Series 2025-X01, Class D, 144A	6.110	04/15/30		250	250,799
Cherry Securitization Trust,
Series 2026-01A, Class A, 144A	5.430	01/17/34		200	199,471

					450,270

Credit Cards 0.8%

CCI GPCC JV SPE III LLC,
Series 2026-01A, Class A, 144A	5.960	06/16/36		200	199,680

Equipment 3.0%

Lmdv Issuer Co. LLC,
Series 2026-01A, Class B, 144A	5.910	07/17/56		100	98,935

MetroNet Infrastructure Issuer LLC,
Series 2025-02A, Class A2, 144A	5.400	08/20/55		250	248,757
Series 2025-04A, Class C, 144A	7.112	12/20/55		200	198,198

See Notes to Financial Statements.

PGIM Fixed Income ETFs 183

PGIM Securitized Income ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Equipment (cont’d.)

VB-S1 Issuer LLC - VBTEL,
Series 2024-01A, Class F, 144A	8.871%	05/15/54	200	$ 203,556

				749,446

Home Equity Loans 5.0%

EFMT, Series 2025-CES04, Class M1, 144A	6.106(cc)	06/25/60	250	248,981
Ellington Financial Mortgage Trust,
Series 2026-CES02, Class A2, 144A	5.806(cc)	06/25/61	200	198,471
Fig Six Trust,
Series 2026-PF01, Class C, 144A	6.155(cc)	08/25/56	298	296,193
RCKT Mortgage Trust,
Series 2026-CES06, Class A2, 144A	5.670(cc)	06/25/56	250	246,955
Towd Point Mortgage Trust,
Series 2026-CES03, Class A2, 144A	5.666(cc)	06/20/66	250	247,717

				1,238,317

Other 7.0%

ALLO Issuer LLC, Series 2026-01A, Class B, 144A	6.046	06/20/56	250	249,823
Business Jet Securities LLC,
Series 2026-01A, Class B, 144A	6.099	06/15/41	146	145,404
Consolidated Communications LLC/Fidium Fiber Finance Holdco LLC,
Series 2025-01A, Class B, 144A	6.506	05/20/55	250	251,823
GoodLeap Home Improvement Solutions Trust,
Series 2024-01A, Class A, 144A	5.350	10/20/46	224	222,544
Kapitus Asset Securitization V LLC, Series 2025-01A, Class A, 144A	5.460	04/10/32	140	139,414
Kinetic ABS Issuer LLC,
Series 2026-01A, Class B, 144A	5.561	02/25/56	250	244,431
Oryx Funding LLC,
Series 2026-01A, Class A2, 144A	6.299	06/05/56	250	247,486
PK Alift Loan Funding 9 LP, Series 2026-02, Class C, 144A	5.646	02/15/44	250	248,636

				1,749,561

TOTAL ASSET-BACKED SECURITIES (cost $13,577,505)				13,564,630

COMMERCIAL MORTGAGE-BACKED SECURITIES 23.5%
Arena Finance Securities Designated Activity Co. (United Kingdom),
Series 2026-01A, Class D, 144A, SONIA + 3.750% (Cap N/A, Floor 0.000%)	7.503(c)	08/18/36	GBP 100	135,601
BPR Trust,
Series 2023-BRK02, Class A, 144A(x)	7.146(cc)	10/05/38	250	253,527
BX Commercial Mortgage Trust,
Series 2024-MF, Class A, 144A, 1 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)	5.081(c)	02/15/39	221	221,710
Series 2024-XL04, Class D, 144A, 1 Month SOFR + 3.140% (Cap N/A, Floor 3.140%)	6.779(c)	02/15/39	175	175,984
Series 2025-COPT, Class D, 144A, 1 Month SOFR + 3.250% (Cap N/A, Floor 3.250%)	6.889(c)	08/15/42	250	250,078
Series 2025-JDI, Class C, 144A, 1 Month SOFR + 1.750% (Cap N/A, Floor 1.750%)	5.389(c)	11/15/42	202	202,915
Series 2026-AHP, Class C, 144A, 1 Month SOFR + 1.900% (Cap N/A, Floor 1.900%)	5.539(c)	06/15/43	250	250,234
Series 2026-LP03, Class C, 144A, 1 Month SOFR + 1.750% (Cap N/A, Floor 1.750%)	5.389(c)	04/15/43	248	248,736
BX Trust,
Series 2026-ORBT, Class D, 144A, 1 Month SOFR + 2.100% (Cap N/A, Floor 2.100%)	5.739(c)	07/15/43	250	250,625
Series 2026-PNDA, Class C, 144A, 1 Month SOFR + 1.800% (Cap N/A, Floor 1.800%)	5.439(c)	05/15/43	250	250,781
CONE Commercial Mortgage Trust,
Series 2026-ACD06, Class A, 144A	6.063(cc)	07/15/43	125	123,726

See Notes to Financial Statements.

PGIM Securitized Income ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Durst Commercial Mortgage Trust, Series 2025-151, Class C, 144A	6.018%(cc)	08/10/42	250	$250,471
Series 2025-151, Class D, 144A	7.018(cc)	08/10/42	250	255,722
ELP Commercial Mortgage Trust,
Series 2025-ELP, Class D, 144A	5.612(cc)	11/13/42	250	245,112
EQT Trust,
Series 2026-IND01, Class D, 144A, 1 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)	5.639(c)	07/15/41	250	250,937
GS Mortgage Securities Corp. Trust,
Series 2025-800D, Class A, 144A, 1 Month SOFR + 2.650% (Cap N/A, Floor 2.650%)	6.289(c)	11/25/41	250	249,128
Hudson Yards Mortgage Trust,
Series 2025-SPRL, Class E, 144A	6.901(cc)	01/13/40	155	157,615
LBA Trust,
Series 2026-LBA06, Class E, 144A, 1 Month SOFR + 2.900% (Cap N/A, Floor 2.900%)	6.539(c)	07/15/43	250	250,312
LBTY Commercial Mortgage Trust,
Series 2026-225L, Class D, 144A	5.899(cc)	02/10/43	125	121,713
MLTI Trust,
Series 2026-MLTI, Class D10, 144A, 1 Month SOFR + 2.150% (Cap N/A, Floor 2.150%)	5.789(c)	06/15/39	250	250,396
Series 2026-SF75, Class C, 144A, 1 Month SOFR + 1.900% (Cap N/A, Floor 1.900%)	5.539(c)	03/15/36	250	250,312
Series 2026-SF75, Class D, 144A, 1 Month SOFR + 2.250% (Cap N/A, Floor 2.250%)	5.889(c)	03/15/36	250	250,625
PSA Trust,
Series 2026-STOR, Class A, 144A	5.554(cc)	08/15/31	100	100,105
ROCK Trust,
Series 2024-CNTR, Class E, 144A	8.819	11/13/41	250	258,991
SLG Office Trust,
Series 2026-OMA, Class E, 144A	7.188(cc)	04/15/41	250	249,540
VISTA Commercial Motgage Trust,
Series 2026-MF19, Class D, 144A, 1 Month SOFR + 2.000% (Cap N/A, Floor 2.000%)	5.650(c)	09/15/43	200	200,250
WCORE Commercial Mortgage Trust,
Series 2024-CORE, Class C, 144A, 1 Month SOFR + 2.241% (Cap N/A, Floor 2.241%)	5.880(c)	11/15/41	150	150,375

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $5,873,215)				5,855,521

RESIDENTIAL MORTGAGE-BACKED SECURITIES 17.4%
Aspire Mortgage Trust, Series 2026-03, Class A1, 144A	5.459(cc)	05/25/66	291	289,511
Series 2026-05, Class A3, 144A	5.856(cc)	08/25/66	200	199,083
BRAVO Residential Funding Trust,
Series 2024-NQM05, Class A3, 144A	6.158(cc)	06/25/64	248	248,001
Series 2025-NQM07, Class A1, 144A	5.459(cc)	07/25/65	226	224,927
Series 2026-NQM04, Class A1, 144A	5.183(cc)	03/25/66	238	235,683
Series 2026-NQM05, Class M1, 144A	5.960(cc)	06/25/66	300	297,545
Cross Mortgage Trust,
Series 2026-NQM07, Class M1, 144A	5.996(cc)	06/25/71	250	247,890
EFMT,
Series 2026-NQM06, Class M1, 144A	6.170(cc)	06/25/71	300	297,726
HOMES Trust,
Series 2026-NQM03, Class M1, 144A	6.047(cc)	04/27/71	250	246,329
Series 2026-NQM04, Class A3, 144A	5.807(cc)	06/25/61	291	288,937
MFA Trust,
Series 2026-NQM02, Class A1, 144A	5.513(cc)	05/25/71	193	191,961
Morgan Stanley Residential Mortgage Loan Trust,
Series 2025-NQM05, Class A1, 144A	5.439(cc)	07/25/70	225	223,372
OBX Trust,
Series 2025-NQM04, Class A1, 144A	5.400(cc)	02/25/55	209	208,470
Santander Mortgage Asset Receivable Trust, Series 2026-NQM06, Class A1, 144A	5.750(cc)	08/25/66	299	298,465
SG Residential Mortgage Trust,
Series 2026-04, Class M1, 144A	6.102(cc)	07/01/66	250	247,845
Verus Securitization Trust,
Series 2024-09, Class A1, 144A	5.438(cc)	11/25/69	336	335,255

See Notes to Financial Statements.

PGIM Fixed Income ETFs 185

PGIM Securitized Income ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Verus Securitization Trust, (cont’d.)
Series 2026-05, Class A3, 144A	5.717%(cc)	05/25/71	245	$242,973

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $4,354,309)				4,323,973

U.S. TREASURY OBLIGATION(k) 4.0%
U.S. Treasury Notes
(cost $997,982)	4.125	05/31/31	1,000	984,531

TOTAL LONG-TERM INVESTMENTS 99.4%
(cost $24,803,011)				24,728,655

			Shares
SHORT-TERM INVESTMENT 1.5%

AFFILIATED MUTUAL FUND

PGIM Core Government Money Market Fund (7-day effective yield 3.780%)
(cost $373,774)(wb)		373,774		373,774

TOTAL INVESTMENTS 100.9%
(cost $25,176,785)				25,102,429
Liabilities in excess of other assets(z) (0.9)%				(234,618)

NET ASSETS 100.0%				$24,867,811

See the Glossary for a list of the abbreviation(s) used in the annual report.

# Principal amount is shown in U.S. dollars unless otherwise stated.

(c) Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2026.

(cc) Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2026. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k) Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(wb) Represents an investment in a Fund affiliated with the Manager.

(x) The following represents restricted securities that are acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law.

(x) Restricted Securities:

Issuer	Acquisition Date	Original Cost	Market Value	Percentage of Net Assets
BPR Trust,
Series 2023-BRK02, Class A, 144A, 7.146%(cc), 10/05/38	08/19/26	$254,414	$253,527	1.0%

(z) Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2026:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
2	3 Month CME SOFR	Dec. 2026	$480,625	$(579)
2	3 Month CME SOFR	Mar. 2027	479,575	(979)
1	3 Month CME SOFR	Jun. 2027	239,463	(627)
36	2 Year U.S. Treasury Notes	Dec. 2026	7,388,438	(18,169)
5	5 Year U.S. Treasury Notes	Dec. 2026	528,516	(1,011)

				(21,365)

See Notes to Financial Statements.

PGIM Securitized Income ETF

Schedule of Investments (continued)

as of August 31, 2026

Futures contracts outstanding at August 31, 2026 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions:
10	3 Month CME SOFR	Sep. 2026	$2,408,875	$(1,456)
2	3 Month CME SOFR	Sep. 2027	478,625	1,496
2	3 Month CME SOFR	Dec. 2027	478,625	1,605
2	3 Month CME SOFR	Mar. 2028	478,825	1,646
2	3 Month CME SOFR	Jun. 2028	479,000	1,697
2	10 Year Micro Ultra U.S. Treasury Bond	Nov. 2026	21,884	97
1	10 Year U.S. Treasury Notes	Dec. 2026	107,656	546
1	10 Year U.S. Ultra Treasury Notes	Dec. 2026	109,422	1,039

				6,670

				$(14,695)

Bond forward contracts outstanding at August 31, 2026:

Purchase Bond Forwards	Counterparty	Settlement Date	Notional Amount (000)#	Strike Price	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Bond Forward Contracts:
U.S. Treasury Note
4.125%, 06/15/29	JPM	11/18/26	4,630	$99.64	$4,613,168	$4,595,006	$—	$(18,162)
4.125%, 05/31/31	JPM	11/18/26	1,500	$98.93	1,483,922	1,475,940	—	(7,982)

					$6,097,090	$6,070,946	$—	$(26,144)

Forward foreign currency exchange contracts outstanding at August 31, 2026:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 10/22/26	HSBC	EUR 18	$21,115	$21,474	$359	$—

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 10/22/26	HSBC	GBP 100	$134,805	$135,512	$—	$(707)
Euro,
Expiring 10/22/26	JPM	EUR 881	1,014,199	1,025,929	—	(11,730)
Expiring 10/22/26	JPM	EUR 881	1,014,572	1,025,928	—	(11,356)
Expiring 10/22/26	JPM	EUR 756	867,269	879,368	—	(12,099)

			$3,030,845	$3,066,737	—	(35,892)

					$359	$(35,892)

See Notes to Financial Statements.

PGIM Fixed Income ETFs 187

Schedule of Investments

as of August 31, 2026

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

JPS	$—	$354,431

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities

Assets

Long-Term Investments

Asset-Backed Securities

Collateralized Loan Obligations	$—	$9,177,356	$—

Consumer Loans	—	450,270	—

Credit Cards	—	199,680	—

Equipment	—	749,446	—

Home Equity Loans	—	1,238,317	—

Other	—	1,749,561	—

Commercial Mortgage-Backed Securities	—	5,855,521	—

Residential Mortgage-Backed Securities	—	4,323,973	—

U.S. Treasury Obligation	—	984,531	—

Short-Term Investment

Affiliated Mutual Fund	373,774	—	—

Total	$373,774	$24,728,655	$—

Other Financial Instruments*

Assets

Futures Contracts	$8,126	$—	$—

OTC Forward Foreign Currency Exchange Contract	—	359	—

Total	$8,126	$359	$—

Liabilities

Futures Contracts	$(22,821)	$—	$—

OTC Bond Forward Contracts	—	(26,144)	—

OTC Forward Foreign Currency Exchange Contracts	—	(35,892)	—

Total	$(22,821)	$(62,036)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, bond forward contracts, forward foreign currency exchange contracts and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Allocation:

The industry allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2026 were as follows:

Collateralized Loan Obligations	36.9%

Commercial Mortgage-Backed Securities	23.5

Residential Mortgage-Backed Securities	17.4

Other	7.0

Home Equity Loans	5.0

U.S. Treasury Obligation	4.0

Equipment	3.0

Consumer Loans	1.8

Affiliated Mutual Fund	1.5%

Credit Cards	0.8

100.9

Liabilities in excess of other assets	(0.9)

100.0%

See Notes to Financial Statements.

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2026 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives				Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$359		Unrealized depreciation on OTC forward foreign currency exchange contracts	$35,892

Interest rate contracts	Due from/to broker-variation margin futures	8,126	*	Due from/to broker-variation margin futures	22,821	*

Interest rate contracts	—	—		Unrealized depreciation on OTC bond forward contracts	26,144

		$8,485			$84,857

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended August 31, 2026 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Bond Forward Contracts	Forward Currency Exchange Contracts

Foreign exchange contracts	$—	$—	$23,373

Interest rate contracts	(34,043)	(28,341)	—

Total	$(34,043)	$(28,341)	$23,373

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Bond Forward Contracts	Forward Currency Exchange Contracts

Foreign exchange contracts	$—	$—	$(35,533)

Interest rate contracts	(14,695)	(26,144)	—

Total	$(14,695)	$(26,144)	$(35,533)

The derivative instruments outstanding as of period-end serve as indicators of the volume of derivative activities for the Fund.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

HSBC	$359	$(707)	$(348)	$—	$(348)

JPM	—	(61,329)	(61,329)	—	(61,329)

	$359	$(62,036)	$(61,677)	$—	$(61,677)

See Notes to Financial Statements.

PGIM Fixed Income ETFs 189

Schedule of Investments (continued)

as of August 31, 2026

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Securitized Income ETF

Statement of Assets & Liabilities

as of August 31, 2026

Assets

Investments at value:

Unaffiliated investments (cost $24,803,011)	$24,728,655

Affiliated investments (cost $373,774)	373,774

Foreign currency, at value (cost $13,893)	13,985

Dividends and interest receivable	128,610

Unrealized appreciation on OTC forward foreign currency exchange contracts	359

Due from broker—variation margin futures	7

Total Assets	25,245,390

Liabilities

Payable for investments purchased	200,000

Dividends and Distributions payable	105,625

Unrealized depreciation on OTC forward foreign currency exchange contracts	35,892

Unrealized depreciation on OTC bond forward contracts	26,144

Management fee payable	8,277

Other liabilities	1,641

Total Liabilities	377,579

Net Assets	$24,867,811

Net assets were comprised of:

Common stock, at par	$500

Paid-in capital in excess of par	25,037,000

Total distributable earnings (loss)	(169,689)

Net assets, August 31, 2026	$24,867,811

($24,867,811 ÷ 500,000 shares of common stock issued and outstanding)	$49.74

See Notes to Financial Statements.

PGIM Fixed Income ETFs 191

PGIM Securitized Income ETF

Statement of Operations

For the Period June 01, 2026* through August 31, 2026

Net Investment Income (Loss)

Income

Interest income	$309,961

Affiliated dividend income	20,083

Total income	330,044

Expenses

Management fee	24,310

Net investment income (loss)	305,734

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:

Investment transactions	(2,606)

Futures transactions	(34,043)

Bond forward contract transactions	(28,341)

Forward currency contract transactions	23,373

Foreign currency transactions	14,829

(26,788)

Net change in unrealized appreciation (depreciation) on:

Investments	(74,356)

Futures	(14,695)

Bond forward contracts	(26,144)

Forward currency contracts	(35,533)

Foreign currencies	193

(150,535)

Net gain (loss) on investment and foreign currency transactions	(177,323)

Net Increase (Decrease) In Net Assets Resulting From Operations	$128,411

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Securitized Income ETF

Statement of Changes in Net Assets

June 01, 2026* through August 31, 2026
Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$305,734

Net realized gain (loss) on investment and foreign currency transactions	(26,788)

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(150,535)

Net increase (decrease) in net assets resulting from operations	128,411

Dividends and Distributions

Distributions from distributable earnings	(298,100)

Fund share transactions

Net proceeds from shares sold (500,000 shares)	25,037,500

Total increase (decrease)	24,867,811

Net Assets:

Beginning of period	—

End of period	$24,867,811

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 193

PGIM Securitized Income ETF

Financial Highlights

	June 01, 2026(a) through August 31, 2026
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.61
Net realized and unrealized gain (loss) on investment	(0.27)
Total from investment operations	0.34
Less Dividends and Distributions:
Dividends from net investment income	(0.60)
Net asset value, end of period	$49.74
Total Return(c):	0.67%

Ratios/Supplemental Data:
Net assets, end of period (000)	$24,868
Average net assets (000)	$25,001
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.39	%(e)
Expenses before waivers and/or expense reimbursement	0.39	%(e)
Net investment income (loss)	4.90	%(e)
Portfolio turnover rate(f)	40%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short Duration High Yield ETF

Schedule of Investments

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 94.2%

ASSET-BACKED SECURITY 0.0%

Collateralized Loan Obligation
Sound Point CLO Ltd. (Cayman Islands), Series 2018-03A, Class A1AR, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%) (cost $32,055)	5.110%(c)	10/26/31	32	$32,059

CORPORATE BONDS 80.0%

Advertising 0.9%
Clear Channel Outdoor Holdings, Inc.,
Gtd. Notes, 144A	7.750	04/15/28	200	200,000
Sr. Sec’d. Notes, 144A	7.875	04/01/30	75	77,863
Lamar Media Corp.,
Gtd. Notes	4.875	01/15/29	110	108,971
Neptune Bidco US, Inc., Sr. Sec’d. Notes, 144A	9.290	04/15/29	1,325	1,357,560

				1,744,394

Aerospace & Defense 0.6%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.250	07/01/31	100	104,554
Sr. Unsec’d. Notes, 144A	8.750	11/15/30	150	158,057
TransDigm, Inc., Gtd. Notes	4.625	01/15/29	450	441,987
Sr. Sec’d. Notes, 144A	6.750	08/15/28	325	327,543

				1,032,141

Airlines 2.2%
American Airlines, Inc., Sr. Sec’d. Notes, 144A	7.250	02/15/28	175	176,753
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A	5.750	04/20/29	1,375	1,373,376
United Airlines Holdings, Inc., Gtd. Notes	4.875	03/01/29	1,240	1,225,324
Gtd. Notes	5.375	03/01/31	95	94,148
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.625	04/15/29	265	261,077
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A	6.375	02/01/30	175	169,017
Sr. Unsec’d. Notes, 144A	9.500	06/01/28	825	841,860

				4,141,555

Apparel 0.5%
Kontoor Brands, Inc., Gtd. Notes, 144A	4.125	11/15/29	500	478,074
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	4.000	08/15/29	450	428,128

				906,202

Auto Manufacturers 0.7%
New Flyer Holdings, Inc. (Canada), Sec’d. Notes, 144A	9.250	07/01/30	235	252,011
Nissan Motor Acceptance Co. LLC, Sr. Unsec’d. Notes, 144A, MTN	5.625	09/29/28	100	99,581
Nissan Motor Co. Ltd. (Japan), Sr. Unsec’d. Notes, 144A	4.345	09/17/27	600	593,740

See Notes to Financial Statements.

PGIM Fixed Income ETFs 195

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
Nissan Motor Co. Ltd. (Japan), (cont’d.)
Sr. Unsec’d. Notes, 144A	7.500%	07/17/30		205	$210,533
PM General Purchaser LLC, Sr. Sec’d. Notes, 144A	9.500	10/01/28		295	230,589

					1,386,454

Auto Parts & Equipment 1.4%
Clarios Global LP/Clarios US Finance Co., Sr. Sec’d. Notes, 144A	6.750	05/15/28		600	608,643
Cyprium Corp./Cyprium Holdings Luxembourg Sarl, Gtd. Notes, 144A	6.125	04/15/31		100	100,045
Goodyear Tire & Rubber Co. (The),
Gtd. Notes	5.250	04/30/31		25	22,449
Phinia, Inc., Sr. Sec’d. Notes, 144A	6.750	04/15/29		260	265,314
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	8.000	11/17/28		1,275	1,279,232
Titan International, Inc., Sr. Sec’d. Notes	7.000	04/30/28		326	325,663

					2,601,346

Banks 0.5%
Citigroup, Inc., Jr. Sub. Notes	6.625(ff)	02/15/31	(oo)	115	116,352
Jr. Sub. Notes, Series EE	6.750(ff)	02/15/30	(oo)	34	34,106
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	6.625	01/15/27		275	275,180
Sr. Unsec’d. Notes, 144A	12.250	10/01/30		100	106,632
Popular, Inc. (Puerto Rico), Sr. Unsec’d. Notes	7.250	03/13/28		375	384,614

					916,884

Building Materials 1.0%
Builders FirstSource, Inc., Gtd. Notes, 144A	5.000	03/01/30		10	9,751
Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A(x)	8.750	08/01/28		275	143,094
Cornerstone Building Brands, Inc., Gtd. Notes, 144A(x)	6.125	01/15/29		175	16,807
CP Atlas Buyer, Inc.,
Sr. Sec’d. Notes, 144A(x)	9.750	07/15/30		100	87,891
Griffon Corp., Gtd. Notes	5.750	03/01/28		350	350,201
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28		450	450,195
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	4.750	01/15/28		775	772,461

					1,830,400

Chemicals 1.7%
Celanese US Holdings LLC, Gtd. Notes	7.000	02/15/31		50	51,394
Gtd. Notes	7.350	11/15/28		32	33,254
Chemours Co. (The), Gtd. Notes, 144A	5.750	11/15/28		75	74,467

See Notes to Financial Statements.

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Hercules LLC,
Jr. Sub. Notes	6.500%	06/30/29	75	$75,379
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.250	05/15/29	75	72,995
Sr. Unsec’d. Notes, 144A	7.000	12/01/31	390	407,948
Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A	4.250	10/01/28	1,100	1,071,771
Sr. Unsec’d. Notes, 144A	6.250	10/01/29	400	396,537
Perimeter Holdings LLC,
Sr. Sec’d. Notes, 144A	5.000	10/30/29	245	239,526
SCIH Salt Holdings, Inc.,
Sr. Sec’d. Notes, 144A	6.625	08/15/31	760	767,702

				3,190,973

Coal 0.1%
Coronado Finance Pty Ltd. (Australia), Sr. Sec’d. Notes, 144A	9.250	10/01/29	255	217,497

Commercial Services 5.1%
Allied Universal Holdco LLC, Sr. Sec’d. Notes, 144A	7.875	02/15/31	485	504,256
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.875	06/15/30	150	153,487
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28	750	739,135
Sr. Sec’d. Notes, 144A	4.625	06/01/28	1,400	1,377,407
AMN Healthcare, Inc., Gtd. Notes, 144A	4.000	04/15/29	600	581,100
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A	4.750	04/01/28	300	296,422
Gtd. Notes, 144A	5.750	07/15/27	120	119,807
Gtd. Notes, 144A	5.750	07/15/27	26	25,999
Block, Inc., Sr. Unsec’d. Notes, 144A	5.625	08/15/30	440	440,477
Clarivate Science Holdings Corp.,
Sr. Sec’d. Notes, 144A	3.875	07/01/28	500	486,105
DCLI Bidco LLC,
Second Mortgage, 144A	7.750	11/15/29	235	243,017
Herc Holdings, Inc., Gtd. Notes, 144A	5.750	03/15/31	85	84,697
Gtd. Notes, 144A	6.625	06/15/29	635	647,664
Gtd. Notes, 144A	7.000	06/15/30	505	522,622
Mavis Tire Express Services Topco Corp.,
Sr. Unsec’d. Notes, 144A	6.500	05/15/29	400	395,813
NESCO Holdings II, Inc., Sec’d. Notes, 144A	5.500	04/15/29	600	597,253
Service Corp. International, Sr. Unsec’d. Notes	4.625	12/15/27	25	24,907
Sr. Unsec’d. Notes	5.125	06/01/29	450	447,645
Sr. Unsec’d. Notes	7.500	04/01/27	37	37,353
United Rentals North America, Inc.,
Gtd. Notes	3.875	02/15/31	350	327,993
Gtd. Notes	4.000	07/15/30	200	190,565
Gtd. Notes	4.875	01/15/28	692	689,428
Sec’d. Notes	3.875	11/15/27	450	445,166

See Notes to Financial Statements.

PGIM Fixed Income ETFs 197

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

VT Topco, Inc.,
Sr. Sec’d. Notes, 144A	8.500%	08/15/30	155	$159,471

				9,537,789

Computers 0.9%

Fortress Intermediate 3, Inc.,
Sr. Sec’d. Notes, 144A	7.500	06/01/31	215	219,859
McAfee Corp.,
Sr. Unsec’d. Notes, 144A	7.375	02/15/30	625	566,384
NCR Atleos Corp.,
Sr. Sec’d. Notes, 144A	9.500	04/01/29	175	185,202
NCR Voyix Corp.,
Gtd. Notes, 144A	5.000	10/01/28	625	614,318

				1,585,763

Cosmetics/Personal Care 0.2%

Edgewell Personal CareCo.,
Gtd. Notes, 144A	4.125	04/01/29	225	217,865
Gtd. Notes, 144A	5.500	06/01/28	25	24,973
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A, Cash coupon 9.000% and PIK 3.500% or Cash coupon 12.000%	12.000	05/15/29	44	41,503

				284,341

Distribution/Wholesale 0.3%

Velocity Vehicle Group LLC,
Sr. Unsec’d. Notes, 144A	8.000	06/01/29	325	325,370
Veritiv Operating Co.,
Sr. Sec’d. Notes, 144A	10.500	11/30/30	170	177,604

				502,974

Diversified Financial Services 5.3%

Azorra Finance Ltd.,
Gtd. Notes, 144A	7.250	01/15/31	100	103,517
Gtd. Notes, 144A	7.750	04/15/30	425	441,161
CrossCountry Intermediate HoldCo LLC,
Gtd. Notes, 144A	7.750	08/15/31	80	80,073
Freedom Mortgage Holdings LLC,
Sr. Unsec’d. Notes, 144A	9.250	02/01/29	940	971,081
GGAM Finance Ltd. (Ireland),
Sr. Unsec’d. Notes, 144A	5.875	03/15/30	10	10,038
Sr. Unsec’d. Notes, 144A	8.000	06/15/28	625	647,017
goeasy Ltd. (Canada),
Gtd. Notes, 144A	6.875	02/15/31	25	22,331
Gtd. Notes, 144A	9.250	12/01/28	125	125,389
Sr. Unsec’d. Notes, 144A	7.625	07/01/29	500	478,781
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A	5.000	08/15/28	500	484,343
LD Holdings Group LLC,
Gtd. Notes, 144A	6.125	04/01/28	200	160,578
Macquarie Airfinance Holdings Ltd. (United Kingdom),
Sr. Unsec’d. Notes, 144A	6.400	03/26/29	205	210,463
Navient Corp.,
Sr. Unsec’d. Notes	4.875	03/15/28	750	740,766
Sr. Unsec’d. Notes	5.000	03/15/27	477	475,387

See Notes to Financial Statements.

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

OneMain Finance Corp.,
Gtd. Notes	3.500%	01/15/27	200	$198,646
Gtd. Notes	3.875	09/15/28	750	726,652
Gtd. Notes	5.375	11/15/29	750	738,870
Gtd. Notes	6.625	01/15/28	50	50,461
Gtd. Notes	6.625	05/15/29	125	126,789
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29	925	882,558
Gtd. Notes, 144A	7.875	12/15/29	50	51,605
PHH Escrow Issuer LLC/PHH Corp.,
Gtd. Notes, 144A	9.875	11/01/29	50	49,381
PRA Group, Inc.,
Gtd. Notes, 144A	8.375	02/01/28	250	253,274
Rocket Cos., Inc.,
Gtd. Notes, 144A	6.125	08/01/30	150	152,012
Gtd. Notes, 144A	6.500	08/01/29	250	254,205
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A	3.625	03/01/29	975	939,316
United Wholesale Mortgage LLC,
Sr. Unsec’d. Notes, 144A	5.750	06/15/27	415	414,644
UWM Holdings LLC,
Gtd. Notes, 144A	6.625	02/01/30	75	70,170

				9,859,508

Electric 3.3%
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28	250	250,057
Gtd. Notes, 144A	3.375	02/15/29	1,665	1,585,943
Gtd. Notes, 144A	5.250	06/15/29	425	421,902
Gtd. Notes, 144A	5.750	07/15/29	400	399,221
Sr. Sec’d. Notes, 144A	2.450	12/02/27	500	485,577
PG&E Corp.,
Sr. Sec’d. Notes	5.000	07/01/28	450	443,271
Vistra Operations Co. LLC,
Gtd. Notes, 144A	4.375	05/01/29	1,775	1,735,992
Gtd. Notes, 144A	5.000	07/31/27	703	702,649
VoltaGrid LLC,
Sec’d. Notes, 144A	7.375	11/01/30	140	140,820

				6,165,432

Electrical Components & Equipment 0.8%

Energizer Holdings, Inc.,
Gtd. Notes, 144A	4.375	03/31/29	575	557,561
Gtd. Notes, 144A	4.750	06/15/28	375	370,833
WESCO Distribution, Inc.,
Gtd. Notes, 144A	5.250	04/15/31	220	216,912
Gtd. Notes, 144A	6.375	03/15/29	265	269,322

				1,414,628

Engineering & Construction 0.1%

Weekley Homes LLC/Weekley Finance Corp.,
Sr. Unsec’d. Notes, 144A	4.875	09/15/28	200	196,765

Entertainment 2.4%

Brightstar Lottery PLC/Brightstar Global Solutions Corp. (United Kingdom),
Sr. Sec’d. Notes, 144A	5.750	01/15/33	200	194,462

See Notes to Financial Statements.

PGIM Fixed Income ETFs 199

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)

Caesars Entertainment, Inc.,
Gtd. Notes, 144A	4.625%	10/15/29	500	$479,876
Sr. Sec’d. Notes, 144A	7.000	02/15/30	225	226,300
Churchill Downs, Inc.,
Gtd. Notes, 144A	4.750	01/15/28	400	397,179
Sr. Unsec’d. Notes, 144A	5.750	04/01/30	125	125,062
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	75	74,254
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	250	246,960
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	4.875	05/01/29	800	781,500
Penn Entertainment, Inc.,
Gtd. Notes, 144A	6.750	04/01/31	110	110,362
Sr. Unsec’d. Notes, 144A	4.125	07/01/29	425	407,322
Sr. Unsec’d. Notes, 144A	5.625	01/15/27	380	380,555
Rivers Enterprise Borrower LLC,
Sr. Sec’d. Notes, 144A	6.250	10/15/30	95	96,234
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A	6.625	03/01/30	100	65,794
Voyager Parent LLC,
Sr. Sec’d. Notes, 144A	9.250	07/01/32	386	413,280
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A	5.125	10/01/29	375	373,051

				4,372,191

Environmental Control 1.7%

Clean Harbors, Inc.,
Gtd. Notes, 144A	6.375	02/01/31	450	455,742
GFL Environmental Holdings US, Inc.,
Gtd. Notes, 144A	5.625	07/01/31	195	190,373
GFL Environmental, Inc.,
Gtd. Notes, 144A	4.000	08/01/28	420	411,647
Gtd. Notes, 144A	4.375	08/15/29	725	700,719
Gtd. Notes, 144A	4.750	06/15/29	225	219,861
Madison IAQ LLC,
Sr. Sec’d. Notes, 144A	4.125	06/30/28	245	241,379
Sr. Unsec’d. Notes, 144A	5.875	06/30/29	465	464,178
Reworld Holding Corp.,
Gtd. Notes, 144A	4.875	12/01/29	530	510,408

				3,194,307

Foods 0.8%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500	03/15/29	1,000	950,089
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30	300	287,598
Gtd. Notes, 144A	4.875	05/15/28	325	323,135

				1,560,822

Forest Products & Paper 0.1%

Magnera Corp.,
Sr. Sec’d. Notes, 144A	7.250	11/15/31	245	240,737

Gas 0.2%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes, 144A	9.500	06/01/30	275	292,183

See Notes to Financial Statements.

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services 4.4%

Centene Corp.,
Sr. Unsec’d. Notes	2.500%	03/01/31	225	$196,493
Sr. Unsec’d. Notes	3.000	10/15/30	350	316,046
Sr. Unsec’d. Notes	3.375	02/15/30	175	162,655
Sr. Unsec’d. Notes	4.625	12/15/29	575	560,677
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes, 144A	5.250	05/15/30	375	349,839
Sr. Sec’d. Notes, 144A	6.000	01/15/29	1,175	1,161,095
DaVita, Inc.,
Gtd. Notes, 144A	4.625	06/01/30	1,150	1,108,988
LifePoint Health, Inc.,
Gtd. Notes, 144A	5.375	01/15/29	1,175	1,135,679
Sr. Sec’d. Notes, 144A	9.875	08/15/30	325	342,061
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A	5.750	12/31/30	215	184,744
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% and PIK 5.000%	11.500	12/31/30	96	94,812
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A	9.375	09/01/29	370	383,649
Tenet Healthcare Corp., Gtd. Notes	6.125	10/01/28	400	400,235
Sr. Sec’d. Notes	4.250	06/01/29	650	633,208
Sr. Sec’d. Notes	4.375	01/15/30	425	411,718
Sr. Sec’d. Notes	4.625	06/15/28	659	654,046
Sr. Sec’d. Notes, 144A	5.500	11/15/32	40	39,507

				8,135,452

Home Builders 4.5%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	901	873,000
Beazer Homes USA, Inc.,
Gtd. Notes	7.250	10/15/29	250	253,761
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	325	306,502
Gtd. Notes, 144A	6.250	09/15/27	475	474,779
Sr. Unsec’d. Notes, 144A	5.000	06/15/29	550	527,640
Dream Finders Homes, Inc.,
Gtd. Notes, 144A	6.875	09/15/30	255	249,807
Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A	9.750	05/01/29	525	540,572
Forestar Group, Inc.,
Gtd. Notes, 144A	5.000	03/01/28	621	616,401
KB Home,
Gtd. Notes	4.800	11/15/29	614	601,878
Gtd. Notes	6.875	06/15/27	287	288,706
M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28	407	405,114
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.625	03/01/30	250	240,530
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes	4.750	02/15/28	686	680,342
Sr. Unsec’d. Notes	4.750	04/01/29	575	563,635
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	8.750	02/15/29	375	388,950
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750	01/15/28	300	302,761

See Notes to Financial Statements.

PGIM Fixed Income ETFs 201

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

Tri Pointe Homes, Inc.,
Gtd. Notes	5.250%	06/01/27	375	$374,870
Gtd. Notes	5.700	06/15/28	600	600,608

				8,289,856

Home Furnishings 0.4%

Whirlpool Corp.,
Sr. Sec’d. Notes, 144A	7.500	07/01/31	60	60,214
Sr. Unsec’d. Notes	6.125	06/15/30	510	479,076
Sr. Unsec’d. Notes	6.500	06/15/33	200	172,803

				712,093

Household Products/Wares 0.3%

ACCO Brands Corp.,
Gtd. Notes, 144A	4.250	03/15/29	625	588,310

Housewares 0.5%

Newell Brands, Inc.,
Sr. Unsec’d. Notes	6.375	05/15/30	225	228,165
Sr. Unsec’d. Notes, 144A	8.500	06/01/28	635	662,110

				890,275

Insurance 1.1%

Acrisure LLC/Acrisure Finance, Inc.,
Sr. Unsec’d. Notes, 144A	8.250	02/01/29	1,225	1,118,934
AmWINS Group, Inc.,
Sr. Unsec’d. Notes, 144A	4.875	06/30/29	305	296,326
Asurion LLC/Asurion Co-Issuer, Inc.,
Sr. Sec’d. Notes, 144A	8.000	12/31/32	135	134,314
Broadstreet Partners Group LLC,
Sr. Unsec’d. Notes, 144A	5.875	04/15/29	575	565,163

				2,114,737

Internet 2.0%

Arches Buyer, Inc.,
Sr. Sec’d. Notes, 144A	4.250	06/01/28	1,345	1,315,624
Gen Digital, Inc.,
Gtd. Notes, 144A	6.750	09/30/27	920	922,508
Gtd. Notes, 144A	7.125	09/30/30	250	254,375
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A	3.500	03/01/29	700	663,672
Gtd. Notes, 144A	5.250	12/01/27	450	449,786
ION Platform Finance US, Inc./ION Platform Finance Sarl,
Sr. Sec’d. Notes, 144A	4.625	05/01/28	60	55,547
Sr. Sec’d. Notes, 144A	5.000	05/01/28	80	74,894

				3,736,406

Iron/Steel 1.0%

Champion Iron Canada, Inc. (Canada),
Gtd. Notes, 144A	7.875	07/15/32	30	30,582
Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A	4.625	03/01/29	150	145,896
Gtd. Notes, 144A	6.750	04/15/30	230	231,898
Gtd. Notes, 144A	6.875	11/01/29	420	425,675

See Notes to Financial Statements.

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Iron/Steel (cont’d.)

Mineral Resources Ltd. (Australia),
Sr. Unsec’d. Notes, 144A	7.000%	04/01/31	220	$226,622
Sr. Unsec’d. Notes, 144A	9.250	10/01/28	745	765,494

				1,826,167

Leisure Time 1.0%

Carnival Corp. Ltd.,
Gtd. Notes, 144A	5.125	05/01/29	565	562,238
Lindblad Expeditions LLC,
Sr. Sec’d. Notes, 144A	7.000	09/15/30	215	221,313
NCL Corp. Ltd.,
Sr. Unsec’d. Notes, 144A	6.250	03/01/30	340	339,767
Sr. Unsec’d. Notes, 144A	6.750	02/01/32	50	48,649
Sr. Unsec’d. Notes, 144A	7.750	02/15/29	400	415,947
NCL Finance Ltd.,
Gtd. Notes, 144A	6.125	03/15/28	75	75,415
Patrick Industries, Inc.,
Gtd. Notes, 144A	4.750	05/01/29	193	189,837
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A	5.625	02/15/29	75	74,919

				1,928,085

Lodging 2.4%

Boyd Gaming Corp.,
Gtd. Notes	4.750	12/01/27	434	432,788
MGM Resorts International,
Gtd. Notes	4.625	09/01/26	125	125,000
Gtd. Notes	4.750	10/15/28	425	421,847
Gtd. Notes	5.500	04/15/27	700	701,370
Gtd. Notes	6.125	09/15/29	515	520,776
Station Casinos LLC,
Gtd. Notes, 144A	4.500	02/15/28	650	643,425
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A	5.250	05/15/27	450	449,619
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.625	08/26/28	1,100	1,094,206

				4,389,031

Machinery-Construction & Mining 0.5%

Solaris Energy Infrastructure LLC,
Gtd. Notes, 144A	6.375	05/15/31	175	173,757
Terex Corp.,
Gtd. Notes, 144A	5.000	05/15/29	700	693,658

				867,415

Machinery-Diversified 0.4%

Esab Corp.,
Gtd. Notes, 144A	5.625	04/01/31	110	109,412
Gtd. Notes, 144A	6.250	04/15/29	65	65,868
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	11.500	09/01/28	500	520,993
				696,273

See Notes to Financial Statements.

PGIM Fixed Income ETFs 203

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media 3.2%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes, 144A	5.375%	06/01/29		50	$49,110
Sr. Unsec’d. Notes, 144A	5.000	02/01/28		1,005	995,464
Sr. Unsec’d. Notes, 144A	5.125	05/01/27		632	631,182
CSC Holdings LLC,
Gtd. Notes, 144A(x)	5.375	02/01/28		1,225	663,884
Gtd. Notes, 144A(x)	5.500	04/15/27		425	245,991
Sr. Unsec’d. Notes, 144A(x)	7.500	04/01/28		200	46,067
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29	(d)	175	161,650
Gtd. Notes	7.375	07/01/28	(d)	25	24,623
EchoStar Corp.,
Sr. Sec’d. Notes	10.750	11/30/29		150	162,077
Gray Media, Inc.,
Sec’d. Notes, 144A	9.625	07/15/32		40	41,052
iHeartCommunications, Inc.,
Sr. Sec’d. Notes, 144A	4.750	01/15/28		870	809,668
Sr. Sec’d. Notes, 144A	7.750	08/15/30		50	41,754
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A, PIK 9.250%	9.250	03/25/30		21	17,026
Sinclair Television Group, Inc.,
Sr. Sec’d. Notes, 144A	8.125	02/15/33		50	51,949
Sirius XM Radio LLC,
Gtd. Notes, 144A	3.125	09/01/26		250	250,000
Gtd. Notes, 144A	4.000	07/15/28		150	146,354
Gtd. Notes, 144A	5.000	08/01/27		787	785,442
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	4.500	05/01/29		430	409,726
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	5.500	05/15/29		400	369,583

					5,902,602

Metal Fabricate/Hardware 0.2%

Roller Bearing Co. of America, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	10/15/29		360	351,683

Mining 1.9%

Arsenal AIC Parent LLC,
Unsec’d. Notes, 144A	11.500	10/01/31		80	84,876
Coeur Mining, Inc.,
Gtd. Notes, 144A	5.125	02/15/29		445	440,942
Eldorado Gold Corp. (Turkey),
Sr. Unsec’d. Notes, 144A	6.250	09/01/29		250	249,675
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	8.625	06/01/31		950	989,239
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A	6.125	04/01/29		920	923,735
Novelis Corp.,
Gtd. Notes, 144A	4.750	01/30/30		200	193,173
Gtd. Notes, 144A	6.875	01/30/30		25	25,689
PLS Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A	6.875	05/01/31		60	61,218
Skeena Resources Ltd. (Canada),
Sr. Sec’d. Notes, 144A	8.500	04/01/31		325	343,335
Trekor Metals Ltd. (Canada),
Sr. Sec’d. Notes, 144A	8.250	05/01/30		250	261,215

					3,573,097

See Notes to Financial Statements.

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Miscellaneous Manufacturing 0.2%
Axon Enterprise, Inc.,
Sr. Unsec’d. Notes, 144A	6.125%	03/15/30	35	$35,623
Hillenbrand, Inc.,
Sr. Sec’d. Notes	6.250	02/15/29	130	128,781
Trinity Industries, Inc.,
Gtd. Notes, 144A	7.750	07/15/28	240	245,276

				409,680

Oil & Gas 4.8%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.500	10/01/29	85	88,289
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000	11/01/27	175	182,963
Sr. Unsec’d. Notes, 144A	5.875	06/30/29	250	249,924
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	8.375	01/15/29	350	359,366
Comstock Resources, Inc.,
Gtd. Notes, 144A	5.875	01/15/30	1,300	1,246,096
Gtd. Notes, 144A	6.750	03/01/29	225	222,916
Crescent Energy Finance LLC,
Gtd. Notes, 144A	9.750	10/15/30	200	210,447
Expand Energy Corp.,
Gtd. Notes	5.375	03/15/30	50	50,162
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	975	975,516
Sr. Unsec’d. Notes, 144A	6.000	02/01/31	40	39,492
Sr. Unsec’d. Notes, 144A	6.250	11/01/28	250	250,658
Nabors Industries, Inc.,
Gtd. Notes, 144A	9.125	01/31/30	275	288,503
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A	6.875	01/15/29	441	443,758
SM Energy Co.,
Gtd. Notes	6.625	01/15/27	200	200,000
Gtd. Notes, 144A	6.750	08/01/29	115	117,481
Gtd. Notes, 144A	8.625	11/01/30	25	26,231
Sunoco LP,
Gtd. Notes, 144A	7.000	05/01/29	415	425,670
Sr. Unsec’d. Notes, 144A	4.500	10/01/29	125	121,917
Sr. Unsec’d. Notes, 144A	5.875	07/15/27	450	450,682
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	4.500	05/15/29	775	757,618
Gtd. Notes, 144A	7.000	09/15/28	435	442,615
Transocean Aquila Ltd.,
Sr. Sec’d. Notes, 144A	8.000	09/30/28	77	78,525
Transocean International Ltd.,
Gtd. Notes, 144A	8.250	05/15/29	1,175	1,220,126
Gtd. Notes, 144A	8.500	05/15/31	120	126,132
Sr. Sec’d. Notes, 144A	8.750	02/15/30	185	192,642
Valaris Ltd.,
Sec’d. Notes, 144A	8.375	04/30/30	170	176,604

				8,944,333

Oil & Gas Services 0.2%

Kodiak Gas Services LLC,
Gtd. Notes, 144A	5.875	04/01/31	140	139,566

See Notes to Financial Statements.

PGIM Fixed Income ETFs 205

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas Services (cont’d.)

SESI LLC,
Sr. Sec’d. Notes, 144A	7.875%	09/30/30	185	$189,740
Tidewater, Inc.,
Gtd. Notes, 144A	9.125	07/15/30	115	123,167

				452,473

Packaging & Containers 3.1%

Ardagh Group SA,
Sec’d. Notes, 144A, Cash coupon 5.500% and PIK 6.500%	11.000	12/01/30	207	198,895
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC,
Sr. Sec’d. Notes, 144A	3.250	09/01/28	200	194,437
Sr. Unsec’d. Notes, 144A	4.000	09/01/29	200	191,701
Ball Corp.,
Gtd. Notes	2.875	08/15/30	450	409,801
Gtd. Notes	6.000	06/15/29	70	70,816
Clydesdale Acquisition Holdings, Inc.,
Gtd. Notes, 144A	8.750	04/15/30	325	321,018
Sr. Sec’d. Notes, 144A	6.875	01/15/30	30	30,019
Graphic Packaging International LLC,
Gtd. Notes, 144A	3.500	03/15/28	400	389,447
Gtd. Notes, 144A	4.750	07/15/27	444	442,195
Iris Holding, Inc.,
Sr. Unsec’d. Notes, 144A	10.000	12/15/28	325	286,806
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A	7.875	04/15/30	985	1,004,585
Trident TPI Holdings, Inc.,
Gtd. Notes, 144A	12.750	12/31/28	1,550	1,549,925
TriMas Corp.,
Gtd. Notes, 144A	4.125	04/15/29	700	673,734

				5,763,379

Pharmaceuticals 1.9%

1261229 BC Ltd.,
Sr. Sec’d. Notes, 144A	10.000	04/15/32	826	858,008
AdaptHealth LLC,
Gtd. Notes, 144A	4.625	08/01/29	389	367,598
Gtd. Notes, 144A	5.125	03/01/30	325	304,456
Bausch Health Cos., Inc. (Canada),
Sr. Sec’d. Notes, 144A	4.875	06/01/28	296	283,430
Sr. Sec’d. Notes, 144A	11.000	09/30/28	1,393	1,469,060
Gainwell Acquisition Corp.,
Sr. Sec’d. Notes, 144A	9.000	09/01/31	235	245,017

				3,527,569

Pipelines 2.2%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.375	06/15/29	550	550,336
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.000	07/15/29	380	390,687
Buckeye Partners LP,
Sr. Unsec’d. Notes	3.950	12/01/26	50	49,827
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.875	01/15/29	50	50,289
NGL Energy Operating LLC/NGL Energy Finance Corp.,
Sr. Sec’d. Notes, 144A	8.125	02/15/29	375	386,896

See Notes to Financial Statements.

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Prairie Acquiror LP,
Sr. Sec’d. Notes, 144A	9.000%	08/01/29	85	$87,962
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	4.800	05/15/30	350	340,126
Sr. Unsec’d. Notes, 144A	4.950	07/15/29	70	69,250
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28	692	691,950
Gtd. Notes, 144A	6.000	09/01/31	135	133,485
Sr. Unsec’d. Notes, 144A	7.375	02/15/29	160	164,220
Venture Global LNG, Inc.,
Sr. Sec’d. Notes, 144A	7.000	01/15/30	25	25,713
Sr. Sec’d. Notes, 144A	9.500	02/01/29	780	838,934
Venture Global Plaquemines LNG LLC,
Sr. Sec’d. Notes, 144A	6.125	12/15/30	365	372,490

				4,152,165

Real Estate 0.8%

CoreLogic, Inc.,
Sr. Sec’d. Notes, 144A	9.000	08/01/31	295	293,710
Five Point Operating Co. LP,
Gtd. Notes, 144A	8.000	10/01/30	100	102,659
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	7.750	09/01/30	100	103,880
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125	02/01/29	325	314,737
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250	04/15/29	325	315,199
Kennedy-Wilson, Inc.,
Gtd. Notes, 144A	7.000	06/01/31	385	393,915

				1,524,100

Real Estate Investment Trusts (REITs) 4.0%

Brandywine Operating Partnership LP,
Gtd. Notes	3.950	11/15/27	225	220,822
Gtd. Notes	4.550	10/01/29	525	494,283
Gtd. Notes	8.875	04/12/29	575	607,342
Diversified Healthcare Trust,
Sr. Sec’d. Notes, 144A	7.250	10/15/30	25	25,621
Sr. Unsec’d. Notes	4.750	02/15/28	275	269,043
Millrose Properties, Inc.,
Gtd. Notes, 144A	6.375	08/01/30	215	218,068
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	3.500	03/15/31	125	77,660
Gtd. Notes	5.000	10/15/27	725	712,835
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Gtd. Notes, 144A	7.000	02/01/30	10	10,232
Sr. Sec’d. Notes, 144A	4.875	05/15/29	825	809,134
Sr. Sec’d. Notes, 144A	5.875	10/01/28	100	99,845
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes, 144A	4.500	02/15/29	300	295,010
Gtd. Notes, 144A	6.500	04/01/32	20	20,359
Gtd. Notes, 144A	7.250	07/15/28	225	229,038
Rithm Capital Corp.,
Sr. Unsec’d. Notes, 144A	8.000	04/01/29	575	583,281
SBA Communications Corp.,
Sr. Unsec’d. Notes	3.125	02/01/29	350	334,712
Sr. Unsec’d. Notes	3.875	02/15/27	1,214	1,210,524

See Notes to Financial Statements.

PGIM Fixed Income ETFs 207

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

Starwood Property Trust, Inc.,
Gtd. Notes, 144A	5.250%	10/15/28	595	$590,708
Sr. Unsec’d. Notes, 144A	5.875	08/15/29	240	240,987
Sr. Unsec’d. Notes, 144A	6.500	10/15/30	30	30,517
Sr. Unsec’d. Notes, 144A	7.250	04/01/29	425	438,332

				7,518,353

Retail 2.3%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A	4.000	10/15/30	25	23,592
Sec’d. Notes, 144A	4.375	01/15/28	75	74,244
Sr. Sec’d. Notes, 144A	3.500	02/15/29	375	360,939
Sr. Sec’d. Notes, 144A	3.875	01/15/28	1,142	1,123,550
Sr. Sec’d. Notes, 144A	5.625	09/15/29	50	50,200
Carvana Co.,
Sr. Sec’d. Notes, 144A	9.000	06/01/31	395	435,895
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Sr. Sec’d. Notes, 144A	4.625	01/15/29	200	195,011
FirstCash, Inc.,
Gtd. Notes, 144A	4.625	09/01/28	100	98,285
Gap, Inc. (The),
Gtd. Notes, 144A	3.625	10/01/29	500	472,779
LBM Acquisition LLC,
Gtd. Notes, 144A	6.250	01/15/29	360	228,669
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A	4.875	05/01/29	600	586,597
Lithia Motors, Inc.,
Gtd. Notes, 144A	4.625	12/15/27	75	74,725
Gtd. Notes, 144A	5.500	10/01/30	40	39,705
Sr. Unsec’d. Notes, 144A	3.875	06/01/29	50	47,998
QXO Building Products, Inc.,
Gtd. Notes, 144A	6.500	07/15/31	175	177,013
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	6.750	04/01/32	25	25,592
Superior Plus LP/Superior General Partner, Inc. (Canada),
Gtd. Notes, 144A	4.500	03/15/29	100	96,991
White Cap Supply Holdings LLC,
Gtd. Notes, 144A	7.375	11/15/30	185	187,797

				4,299,582

Semiconductors 0.3%

Entegris, Inc.,
Gtd. Notes, 144A	4.375	04/15/28	370	365,646
Sr. Sec’d. Notes, 144A	4.750	04/15/29	175	172,462

				538,108

Software 1.4%

CoreWeave, Inc.,
Gtd. Notes, 144A	9.250	06/01/30	735	682,731
Fair Isaac Corp.,
Sr. Unsec’d. Notes, 144A	4.000	06/15/28	855	835,177
SS&C Technologies, Inc.,
Gtd. Notes, 144A	5.500	09/30/27	1,150	1,150,551

				2,668,459

See Notes to Financial Statements.

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications 3.8%

Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A	9.625%	07/15/27	500	$317,420
APLD ComputeCo 2 LLC,
Sr. Sec’d. Notes, 144A	6.750	03/15/31	175	168,292
APLD ComputeCo 3 LLC,
Sr. Sec’d. Notes, 144A	7.000	06/15/31	315	303,380
APLD ComputeCo LLC,
Sr. Sec’d. Notes, 144A	9.250	12/15/30	225	237,215
Black Pearl Compute LLC,
Sr. Sec’d. Notes, 144A	6.125	02/15/31	155	155,189
Cipher Compute LLC,
Sr. Sec’d. Notes, 144A	7.125	11/15/30	85	86,209
Connect Holding II LLC,
Sr. Sec’d. Notes, 144A	10.500	04/03/31	350	313,143
ELK Grove Village Property LLC,
Sr. Sec’d. Notes, 144A	7.500	06/15/31	60	57,776
Flash Compute LLC,
Sr. Sec’d. Notes, 144A	7.250	12/31/30	60	60,380
Iliad Holding SAS (France),
Sr. Sec’d. Notes, 144A	7.000	10/15/28	1,375	1,377,504
Level 3 Financing, Inc.,
Gtd. Notes, 144A	3.750	07/15/29	28	26,615
Meridian Arc Holdco LLC,
Sr. Sec’d. Notes, 144A	6.250	04/30/31	450	427,758
PR RNO Property Owner 1 LLC,
Sr. Sec’d. Notes, 144A	6.500	05/01/31	125	115,807
QTS Central Issuer LLC/ QTS TRS Central Issuer LLC,
Sr. Sec’d. Notes, 144A	6.625	09/01/31	455	448,467
SV RNO Property Owner 1 LLC,
Sr. Sec’d. Notes, 144A	5.875	03/01/31	385	353,283
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC,
Gtd. Notes, 144A	6.500	02/15/29	1,125	1,111,710
Sr. Sec’d. Notes, 144A	4.750	04/15/28	156	155,428
Windstream Services LLC/Windstream Escrow Finance Corp.,
Sr. Sec’d. Notes, 144A	8.250	10/01/31	200	208,988
WULF Compute LLC,
Sr. Sec’d. Notes, 144A	7.750	10/15/30	705	732,883
Yondr JK 1 LLC,
Sr. Sec’d. Notes, 144A	6.875	06/30/31	25	23,413
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A, Cash coupon 5.750% and PIK 0.500%	6.250	03/09/30	35	35,413
Sr. Sec’d. Notes, 144A, Cash coupon 7.125% and PIK 1.875%	9.000	09/09/30	265	263,365

				6,979,638

Transportation 0.4%
RXO, Inc.,
Gtd. Notes, 144A	6.375	05/15/31	80	80,272
Star Leasing Co. LLC,
Sec’d. Notes, 144A	7.625	02/15/30	345	341,729
XPO, Inc.,
Sr. Sec’d. Notes, 144A	6.250	06/01/28	350	353,138

				775,139

TOTAL CORPORATE BONDS
(cost $150,352,726)				148,729,746

See Notes to Financial Statements.

PGIM Fixed Income ETFs 209

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS 3.8%

Airlines 0.0%

Vista Management Holding, Inc.,
Initial Term Loan, 3 Month SOFR + 3.750%	7.475%(c)	04/01/31	54	$54,390

Auto Parts & Equipment 0.4%

Clarios Global LP,
2024 Term B Loan, 1 Month SOFR + 2.500%	6.186(c)	05/06/30	101	101,183
2026 Term Loan, 1 Month SOFR + 2.500%	6.186(c)	01/28/32	75	74,811
Tenneco, Inc.,
Term A Loan, 2 Month SOFR + 4.850%	8.502(c)	11/17/28	148	147,863
Term B Loan, 3 Month SOFR + 5.100%	8.833(c)	11/17/28	350	349,825

				673,682

Building Materials 0.0%

American Bath/CP Atlas Buyer, Inc.,
2025 Term B Loan, 1 Month SOFR + 5.250%	8.936(c)	07/08/30	15	12,777
Cornerstone Building Brands, Inc.,
New Term B Loan, 3 Month SOFR + 3.350%	7.014(c)	04/12/28	25	12,093

				24,870

Chemicals 0.6%

ARC Falcon I, Inc. (Canada),
Initial Term B Loan, 1 Month SOFR + 4.500%	8.206(c)	04/01/33	525	507,827
Iris Holdings Ltd.,
Initial Term Loan, 3 Month SOFR + 4.850%	8.673(c)	06/28/28	49	46,840
SCIH Salt Holdings, Inc.,
Term B Loan, 3 Month SOFR + 2.750%	6.499(c)	08/13/31	91	90,564
Starfruit Finco BV (Netherlands),
2026 Term B Loan, 3 Month SOFR + 3.500%	7.187(c)	07/08/31	90	90,310
TPC Group, Inc.,
Initial Term Loan, 3 Month SOFR + 5.750%	9.417(c)	12/16/31	471	471,013

				1,206,554

Commercial Services 0.1%

Allied Universal Holdco LLC,
Amendment No. 7 Replacement USD Term Loan, 1 Month SOFR + 3.250%	6.936(c)	08/20/32	46	45,878
MPH Acquisition Holdings LLC,
First Term Out Loan, 3 Month SOFR + 3.750%	7.573(c)	12/31/30	65	65,572
Second Out Term Loan, 3 Month SOFR + 4.862%	8.684(c)	12/31/30	99	89,468

				200,918

Computers 0.1%

Bingo Holdings I LLC,
Term Loan, 3 Month SOFR + 4.750%	8.482(c)	06/30/32	50	49,462
McAfee Corp.,
Refinancing Tranche B-1, 1 Month SOFR + 3.000%	6.686(c)	03/01/29	64	60,069

				109,531

Entertainment 0.3%

Discovery Global Holdings, Inc.,
Initial Dollar Term Loan, 1 Month SOFR + 2.500%	6.186(c)	06/03/33	221	221,103
J&J Ventures Gaming LLC,
2025 Term Loan, 1 Month SOFR + 3.500%	7.186(c)	04/26/30	284	280,805

				501,908

See Notes to Financial Statements.

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Environmental Control 0.0%

GFL Environmental Holdings US, Inc.,
Initial Term Loan	— %(p)	08/31/33	40	$40,150

Forest Products & Paper 0.0%

Magnera Corp.,
New Term Loan, 3 Month SOFR + 4.250%	8.073(c)	11/04/31	22	22,510

Healthcare-Services 0.0%

LifePoint Health, Inc.,
Term B Loan, 3 Month SOFR + 3.750%	7.503(c)	05/16/31	65	62,109

Holding Companies-Diversified 0.1%

Clue OpCo LLC,
Term B Loan, 3 Month SOFR + 4.500%	8.343(c)	12/19/30	98	97,094

Insurance 0.3%

Acrisure LLC,
2024 Repricing Term B-6 Loan, 1 Month SOFR + 3.000%	6.686(c)	11/06/30	53	44,719
2025 Term B-7 Loan, 1 Month SOFR + 3.250%	6.936(c)	06/21/32	98	77,554
Asurion LLC,
New B-04 Term Loan, 3 Month SOFR + 5.512%	9.334(c)	01/20/29	399	399,355
New B-12 Term Loan, 3 Month SOFR + 4.250%	8.073(c)	09/19/30	122	121,348

				642,976

Internet 0.1%

Arches Buyer, Inc.,
Amendment No. 7 Refinancing Term Loan, 1 Month SOFR + 4.250%	7.936(c)	08/04/31	113	111,187

Machinery-Diversified 0.1%

Graftech Global Enterprises, Inc.,
Delayed Draw Term Loan, 3 Month SOFR + 6.000%	9.733(c)	12/21/29	38	36,833
Initial Term Loan, 3 Month SOFR + 6.000%	9.810(c)	12/21/29	67	64,459

				101,292

Media 0.6%

CSC Holdings LLC,
September 2019 Term Loan, PRIME + 1.500%	8.250(c)	04/15/27	397	234,122
iHeartCommunications, Inc.,
Refinanced Term B Loan, 1 Month SOFR + 5.889%	9.576(c)	05/01/29	70	61,826
Radiate Holdco LLC,
First Out Term Loan, 1 Month SOFR + 5.114%	8.801(c)	09/25/29	994	874,643

				1,170,591

Oil & Gas 0.0%

Hilcorp Energy I LP,
Repriced Term Loan, 1 Month SOFR + 1.750%	5.409(c)	02/11/30	25	24,657

Packaging & Containers 0.1%

LABL, Inc.,
2026 (USD) Term Loan, 3 Month SOFR + 4.875%	11.136(c)	05/02/33	145	122,159
Trident TPI Holdings, Inc.,
Tranche B-7 Term Loan, 3 Month SOFR + 3.750%	7.482(c)	09/15/28	148	144,467

				266,626

See Notes to Financial Statements.

PGIM Fixed Income ETFs 211

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Retail 0.2%

Carvana Co.,
Term B Loan, 1 Month SOFR + 2.250%	5.936%(c)	08/15/33	275	$273,397
LBM Acquisition LLC,
Incremental Term B Loan, 1 Month SOFR + 3.850%	7.538(c)	06/06/31	35	27,304

				300,701

Software 0.4%

Coreweave Financing V LLC,
Delayed Draw Term Loan, 1 Month SOFR + 5.500%	4.717(c)	09/01/31	57	57,148
Lambda, Inc.,
Term Loan	— (p)	12/31/30	5	5,023
Oak-Eagle Acquireco, Inc.,
Tranche A-1 Term Loan, 1 Month SOFR + 2.500%^	2.500(c)	03/23/29	600	600,000

				662,171

Telecommunications 0.4%

Connect Holdings II LLC,
Delayed Draw Term B Loan, 1 Month SOFR + 4.250%	7.936(c)	04/03/31	505	430,513
Digicel International Finance Ltd. (Jamaica),
Term B Loan, 3 Month SOFR + 4.500%	8.232(c)	08/06/32	154	155,007
Zayo Group Holdings, Inc.,
Dollar Term Loan, 1 Month SOFR + 3.614%	7.301(c)	03/11/30	172	172,488

				758,008
TOTAL FLOATING RATE AND OTHER LOANS
(cost $7,188,534)				7,031,925

U.S. TREASURY OBLIGATIONS 9.3%
U.S. Treasury Notes(k)	3.375	11/30/27	345	341,213
U.S. Treasury Notes	3.375	12/31/27	255	251,982
U.S. Treasury Notes(k)	3.375	02/29/28	4,200	4,144,055
U.S. Treasury Notes	3.500	09/30/27	460	456,424
U.S. Treasury Notes	3.500	10/31/27	460	455,975
U.S. Treasury Notes	3.500	01/31/28	350	346,172
U.S. Treasury Notes	3.625	08/31/27	85	84,515
U.S. Treasury Notes(k)	3.750	04/30/28	4,065	4,027,843
U.S. Treasury Notes	3.875	07/31/27	230	229,290
U.S. Treasury Notes	3.875	03/31/28	400	397,328
U.S. Treasury Notes(k)	4.000	05/31/28	4,195	4,171,896
U.S. Treasury Notes	4.125	06/30/28	2,330	2,321,445

TOTAL U.S. TREASURY OBLIGATIONS (cost $17,314,649)				17,228,138

			Shares

AFFILIATED EXCHANGE-TRADED FUND 0.9%
Fixed Income
PGIM AAA CLO ETF (cost $1,648,848)(wa)			32,128	1,648,487

See Notes to Financial Statements.

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Shares	Value

COMMON STOCKS 0.0%

Containers & Packaging 0.0%
Labels Buyer LLC	115	$8,165
LABL, Inc.*	6	426

		8,591

Gas Utilities 0.0%
Ferrellgas Partners LP*	2,730	60,360

TOTAL COMMON STOCKS (cost $72,499)		68,951

PREFERRED STOCKS 0.2%

Containers & Packaging 0.1%
Labels Buyer LLC, Series A, 12.000%, Maturing 09/29/26	48	35,520
LABL, Inc., Backstop Commitment & Holdback - 4(a)(2) Exempt, 12.000%, Maturing 12/31/79	10	7,400

		42,920

Electronic Equipment, Instruments & Components 0.1%
Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31^	206	224,025

TOTAL PREFERRED STOCKS (cost $275,253)		266,945

	Units

WARRANTS* 0.0%

Containers & Packaging
Labels Buyer LLC, expiring 04/29/33 (cost $344)	43	77

TOTAL LONG-TERM INVESTMENTS
(cost $176,884,908)		175,006,328

	Shares

SHORT-TERM INVESTMENT 4.3%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 3.780%) (cost $8,077,010)(wa)	8,077,010	8,077,010

TOTAL INVESTMENTS 98.5%
(cost $184,961,918)		183,083,338
Other assets in excess of liabilities(z) 1.5%		2,799,593

NET ASSETS 100.0%		$185,882,931

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $824,025 and 0.4% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2026.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(wa)	Represents investments in Funds affiliated with the Manager.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 213

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2026

(x)

The following represents restricted securities that are acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law.

(x) Restricted Securities:

Issuer	Acquisition Date	Original Cost	Market Value	Percentage of Net Assets
Camelot Return Merger Sub, Inc., Sr. Sec’d. Notes, 144A, 8.750%, 08/01/28	02/21/25-09/03/25	$264,008	$143,094	0.1%
Cornerstone Building Brands, Inc., Gtd. Notes, 144A, 6.125%, 01/15/29	11/25/25	89,250	16,807	0.0
CP Atlas Buyer, Inc., Sr. Sec’d. Notes, 144A, 9.750%, 07/15/30	07/01/25-01/05/26	102,767	87,891	0.0
CSC Holdings LLC, Gtd. Notes, 144A, 5.375%, 02/01/28	04/28/25-12/17/25	1,041,792	663,884	0.4
CSC Holdings LLC, Gtd. Notes, 144A, 5.500%, 04/15/27	04/28/25-07/10/25	404,018	245,991	0.1
CSC Holdings LLC, Sr. Unsec’d. Notes, 144A, 7.500%, 04/01/28	04/28/25	146,460	46,067	0.0

Total		$2,048,295	$1,203,734	0.6%

(z) Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at August 31, 2026:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
Coreweave Financing DDTL V-V LLC, Delayed Draw Term Loan, 0.500%, Maturity Date 09/01/31 (cost $65,976)	68	$68,165	$2,189	$—

Futures contracts outstanding at August 31, 2026:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
57	2 Year U.S. Treasury Notes	Dec. 2026	$11,698,359	$(22,946)

Short Positions:
97	5 Year U.S. Treasury Notes	Dec. 2026	10,253,204	43,096
3	10 Year U.S. Treasury Notes	Dec. 2026	322,969	1,637

				44,733

				$21,787

Credit default swap agreement outstanding at August 31, 2026:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2026(4)	Value at Trade Date	Value at August 31, 2026	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):

CDX.NA.HY.46.V3	06/20/31	5.000	%(Q)	7,125	3.009%	$548,767	$634,476	$85,709

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2026

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreement outstanding at August 31, 2026:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2026	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreement:
1,330	02/06/27	3.977%(A)	1 Day SOFR(1)(A)/ 3.680%	$—	$(2,165)	$(2,165)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$—	$ 745,363
JPS	—	343,721

Total	$—	$1,089,084

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Security
Collateralized Loan Obligation	$—	$32,059	$—
Corporate Bonds	—	148,729,746	—
Floating Rate and Other Loans	—	6,431,925	600,000
U.S. Treasury Obligations	—	17,228,138	—
Affiliated Exchange-Traded Fund
Fixed Income	1,648,487	—	—
Common Stocks	60,360	8,591	—
Preferred Stocks	—	42,920	224,025
Warrants	—	77	—
Short-Term Investment
Affiliated Mutual Fund	8,077,010	—	—

Total	$9,785,857	$172,473,456	$824,025

See Notes to Financial Statements.

PGIM Fixed Income ETFs 215

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2026

	Level 1	Level 2	Level 3

Other Financial Instruments*
Assets
Unfunded Loan Commitment	$—	$2,189	$—
Futures Contracts	44,733	—	—
Centrally Cleared Credit Default Swap Agreement	—	85,709	—

Total	$44,733	$87,898	$—

Liabilities
Futures Contracts	$(22,946)	$—	$—
Centrally Cleared Interest Rate Swap Agreement	—	(2,165)	—

Total	$(22,946)	$(2,165)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forward foreign currency exchange contracts, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation), and OTC swap contracts are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2026 were as follows:

U.S. Treasury Obligations	9.3%
Diversified Financial Services	5.3
Commercial Services	5.2
Oil & Gas	4.8
Home Builders	4.5
Healthcare-Services	4.4
Affiliated Mutual Fund	4.3
Telecommunications	4.2
Real Estate Investment Trusts (REITs)	4.0
Media	3.8
Electric	3.3
Packaging & Containers	3.2
Entertainment	2.7
Retail	2.5
Lodging	2.4
Chemicals	2.3
Airlines	2.2
Pipelines	2.2
Internet	2.1
Mining	1.9
Pharmaceuticals	1.9
Software	1.8
Auto Parts & Equipment	1.8
Environmental Control	1.7
Insurance	1.4
Leisure Time	1.0
Building Materials	1.0
Iron/Steel	1.0
Computers	1.0
Advertising	0.9
Affiliated Exchange-Traded Fund	0.9
Foods	0.8
Real Estate	0.8
Electrical Components & Equipment	0.8

Auto Manufacturers	0.7%
Aerospace & Defense	0.6
Banks	0.5
Apparel	0.5
Housewares	0.5
Machinery-Construction & Mining	0.5
Machinery-Diversified	0.5
Transportation	0.4
Home Furnishings	0.4
Household Products/Wares	0.3
Semiconductors	0.3
Distribution/Wholesale	0.3
Oil & Gas Services	0.2
Miscellaneous Manufacturing	0.2
Metal Fabricate/Hardware	0.2
Gas	0.2
Cosmetics/Personal Care	0.2
Forest Products & Paper	0.1
Electronic Equipment, Instruments & Components	0.1
Coal	0.1
Engineering & Construction	0.1
Holding Companies-Diversified	0.1
Containers & Packaging	0.1
Gas Utilities	0.0	*
Collateralized Loan Obligation	0.0	*

	98.5
Other assets in excess of liabilities	1.5

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

PGIM Short Duration High Yield ETF

Schedule of Investments (continued)

as of August 31, 2026

Fair values of derivative instruments as of August 31, 2026 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$85,709	*	—	$—
Interest rate contracts	Due from/to broker-variation margin futures	44,733	*	Due from/to broker-variation margin futures	22,946	*
Interest rate contracts	—	—		Due from/to broker-variation margin swaps	2,165	*

		$130,442			$25,111

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2026 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$(6,034)
Interest rate contracts	220,050	(482)

Total	$220,050	$(6,516)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$67,554
Interest rate contracts	19,577	2,784

Total	$19,577	$70,338

For the year ended August 31, 2026, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Long Positions (1)	$9,079,742
Futures Contracts - Short Positions (1)	8,519,652
Credit Default Swap Agreements - Buy Protection (1)	1,175,500
Credit Default Swap Agreements - Sell Protection (1)	1,910,030
Interest Rate Swap Agreements (1)	2,116,000

*	Average volume is based on average quarter end balances for the year ended August 31, 2026.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 217

PGIM Short Duration High Yield ETF

Statement of Assets & Liabilities

as of August 31, 2026

Assets

Investments at value:
Unaffiliated investments (cost $175,236,060)	$173,357,841
Affiliated investments (cost $9,725,858)	9,725,497
Cash	2,058
Foreign currency, at value (cost $15,890)	15,726
Dividends and interest receivable	2,519,094
Receivable for Fund shares sold	2,478,398
Receivable for investments sold	217,787
Due from broker—variation margin futures	10,637
Unrealized appreciation on unfunded loan commitment	2,189
Due from broker—variation margin swaps	1,541

Total Assets	188,330,768

Liabilities

Payable for investments purchased	1,353,309
Dividends and Distributions payable	939,689
Other liabilities	86,505
Management fee payable	68,334

Total Liabilities	2,447,837

Net Assets	$185,882,931

Net assets were comprised of:	$3,750
Common stock, at par
Paid-in capital in excess of par	188,779,798
Total distributable earnings (loss)	(2,900,617)

Net assets, August 31, 2026	$185,882,931

Net asset value, offering price and redemption price per share.
($185,882,931 ÷ 3,750,000 shares of common stock issued and outstanding)	$49.57

See Notes to Financial Statements.

PGIM Short Duration High Yield ETF

Statement of Operations

Year Ended August 31, 2026

Net Investment Income (Loss)

Income
Interest income	$7,673,036
Affiliated dividend income	200,964

Total income	7,874,000

Expenses	579,539
Management fee
Less: Fee waiver and/or expense reimbursement	(3,135)

Net expenses	576,404

Net investment income (loss)	7,297,596

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(563,208)
Futures transactions	220,050
Swap agreement transactions	(6,516)
Foreign currency transactions	(287)

(349,961)

Net change in unrealized appreciation (depreciation) on:	(1,998,315)
Investments (including affiliated of $(6,908))
Futures	19,577
Swap agreements	70,338
Foreign currencies	(627)
Unfunded loan commitments	2,189

(1,906,838)

Net gain (loss) on investment and foreign currency transactions	(2,256,799)

Net Increase (Decrease) In Net Assets Resulting From Operations	$5,040,797

See Notes to Financial Statements.

PGIM Fixed Income ETFs 219

PGIM Short Duration High Yield ETF

Statements of Changes in Net Assets

	Year Ended August 31,
	2026	2025
Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$7,297,596	$3,223,385

Net realized gain (loss) on investment and foreign currency transactions	(349,961)	(44,864)

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,906,838)	118,991

Net increase (decrease) in net assets resulting from operations	5,040,797	3,297,512

Dividends and Distributions

Distributions from distributable earnings	(8,156,910)	(3,299,134)

Fund share transactions

Net proceeds from shares sold (2,600,000 and 650,000 shares, respectively)	130,648,819	32,825,740

Shares sold in-kind(0 and 100,000 shares, respectively)	—	5,061,728

Cost of shares purchased (0 and 125,000 shares, respectively)	—	(6,122,246)

Net increase (decrease) in net assets from Fund share transactions	130,648,819	31,765,222

Total increase (decrease)	127,532,706	31,763,600

Net Assets:

Beginning of year	58,350,225	26,586,625

End of year	$185,882,931	$58,350,225

See Notes to Financial Statements.

PGIM Short Duration High Yield ETF

Financial Highlights

	Year Ended August 31,		December 14, 2023(a) through August 31, 2024
	2026	2025
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$50.74	$50.64	$50.00
Income (loss) from investment operations:
Net investment income (loss)	2.84	3.47	3.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.80)	0.31	0.16	(c)
Total from investment operations	2.04	3.78	3.20
Less Dividends and Distributions:
Dividends from net investment income	(3.21)	(3.68)	(2.56)
Net asset value, end of period	$49.57	$50.74	$50.64
Total Return(d):	4.14%	7.78%	6.61%

Ratios/Supplemental Data:
Net assets, end of period (000)	$185,883	$58,350	$26,587
Average net assets (000)	$128,786	$46,710	$25,353
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.45%	0.42%	0.44	%(f)
Expenses before waivers and/or expense reimbursement	0.45%	0.45%	0.47	%(f)
Net investment income (loss)	5.67%	6.90%	8.47	%(f)
Portfolio turnover rate(g)	57%	100%	52%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income ETFs  221

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 101.8%

ASSET-BACKED SECURITIES 15.0%

Automobiles 0.4%

Avis Budget Rental Car Funding AESOP LLC,
Series 2024-01A, Class A, 144A	5.360%	06/20/30		200	$201,612
OneMain Direct Auto Receivables Trust,
Series 2025-01A, Class B, 144A	5.560	10/15/35		200	201,065
Research-Driven Pagaya Motor AssetTrust,
Series 2026-04A, Class A2, 144A	4.918	05/25/35		400	399,870

					802,547

Collateralized Loan Obligations 9.4%
AGL Core CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R2, 144A, 3 Month SOFR + 1.230% (Cap N/A, Floor 1.230%)	4.959(c)	07/20/39		1,500	1,503,467
Avoca CLO DAC (Ireland),
Series 29A, Class BR, 144A, 3 Month EURIBOR + 1.850% (Cap N/A, Floor 1.850%)	4.281(c)	10/15/38	EUR	600	699,894
Barrow Hanley CLO Ltd. (Cayman Islands),
Series 2023-01A, Class BR, 144A, 3 Month SOFR + 1.740% (Cap N/A, Floor 1.740%)	5.469(c)	01/20/38		350	351,297
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2020-21A, Class A1R2, 144A, 3 Month SOFR + 1.240% (Cap N/A, Floor 1.240%)	4.993(c)	01/15/39		1,000	1,001,655
Series 2024-37A, Class A, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.160(c)	01/25/38		500	501,219
Canyon Euro CLO DAC (Ireland),
Series 2023-01A, Class AR, 144A, 3 Month EURIBOR + 1.290% (Cap N/A, Floor 1.290%)	3.945(c)	07/15/38	EUR	2,000	2,326,561
CIFC Funding Ltd. (Cayman Islands),
Series 2018-02A, Class A1R, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.099(c)	10/20/37		250	250,279
Series 2023-01A, Class A1R, 144A, 3 Month SOFR + 1.240% (Cap N/A, Floor 1.240%)	4.993(c)	10/15/38		750	751,771
CVC Cordatus Loan Fund DAC (Ireland),
Series 15A, Class ARR, 144A, 3 Month EURIBOR + 1.270% (Cap N/A, Floor 1.270%)	3.626(c)	02/26/39	EUR	1,000	1,163,828
Elevation CLO Ltd. (Cayman Islands),
Series 2025-18A, Class A1, 144A, 3 Month SOFR + 1.240% (Cap N/A, Floor 1.240%)	4.969(c)	03/28/38		630	631,234
Elmwood CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1RR, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.079(c)	10/20/37		250	250,168
Empower CLO Ltd. (Cayman Islands),
Series 2025-01A, Class A, 144A, 3 Month SOFR + 1.310% (Cap N/A, Floor 1.310%)	5.039(c)	07/20/38		750	751,694
Gallatin CLO Ltd. (Bermuda),
Series 2024-01A, Class B, 144A, 3 Month SOFR + 1.950% (Cap N/A, Floor 1.950%)	5.679(c)	10/20/37		250	250,624
Henley CLO DAC (Ireland),
Series 11A, Class A, 144A, 3 Month EURIBOR + 1.200% (Cap N/A, Floor 1.200%)	3.672(c)	04/25/39	EUR	500	581,122
HPS Loan Management Ltd.,
Series 2025-26A, Class A1, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.049(c)	07/20/38		250	250,626
ICG Euro CLO DAC (Ireland),
Series 2023-01A, Class AR, 144A, 3 Month EURIBOR + 1.250% (Cap N/A, Floor 1.250%)	3.735(c)	10/19/38	EUR	500	581,055
Kennedy Lewis CLO Ltd. (Cayman Islands),
Series 03A, Class A1R3, 144A, 3 Month SOFR + 1.190% (Cap N/A, Floor 1.190%)	4.919(c)	10/20/36		1,000	1,000,424
Series 08A, Class BR2, 144A, 3 Month SOFR + 1.750% (Cap N/A, Floor 1.750%)	5.479(c)	01/20/38		250	250,976
Kings Park CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A1R, 144A, 3 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	4.934(c)	01/21/39		250	250,226
Madison Park Funding Ltd. (Cayman Islands),
Series 2018-28A, Class BR, 144A, 3 Month SOFR + 1.700% (Cap N/A, Floor 1.700%)	5.453(c)	01/15/38		250	250,525
Series 2023-63A, Class A1R, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.134(c)	07/21/38		1,250	1,254,579
Menlo CLO Ltd. (Cayman Islands),
Series 2024-01A, Class A1, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.149(c)	01/20/38		500	500,888
Neuberger Berman Loan Advisers CLO Ltd. (Cayman Islands),
Series 2022-48A, Class A1R, 144A, 3 Month SOFR + 1.090% (Cap N/A, Floor 1.090%)	4.900(c)	04/25/36		390	390,370
Octagon Ltd. (Cayman Islands),
Series 2021-01A, Class A1R, 144A, 3 Month SOFR + 1.260% (Cap N/A, Floor 1.260%)	4.989(c)	03/20/38		750	751,125
Series 2023-01A, Class A1R, 144A, 3 Month SOFR + 1.230% (Cap N/A, Floor 1.230%)	4.959(c)	10/20/38		1,000	1,002,200
OFSI BSL Ltd. (Cayman Islands),
Series 2021-10A, Class AR, 144A, 3 Month SOFR + 1.270% (Cap N/A, Floor 1.270%)	4.999(c)	04/20/34		430	430,410

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Palmer Square CLO Ltd. (Cayman Islands),
Series 2021-02A, Class AR1, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	5.003%(c)	02/15/38		255	$255,365

Palmer Square European CLO DAC (Ireland),
Series 2025-01A, Class A, 144A, 3 Month EURIBOR + 1.250% (Cap N/A, Floor 1.250%)	3.681(c)	10/15/39	EUR	500	581,661

Rad CLO Ltd. (Bermuda),
Series 2024-25A, Class A1, 144A, 3 Month SOFR + 1.460% (Cap N/A, Floor 1.460%)	5.189(c)	07/20/37		300	300,373

Regatta Funding Ltd. (Cayman Islands),
Series 2019-01A, Class ARR, 144A, 3 Month SOFR + 1.390% (Cap N/A, Floor 1.390%)	5.143(c)	10/15/37		250	250,201

Rockford Tower CLO Ltd. (Cayman Islands),
Series 2023-01A, Class A1R, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.053(c)	03/15/38		1,000	1,001,679

Tikehau CLO DAC (Ireland),
Series 13A, Class A, 144A, 3 Month EURIBOR + 1.190% (Cap N/A, Floor 1.190%)	3.621(c)	10/15/38	EUR	500	581,234

Trimaran CAVU Ltd.,
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.190% (Cap N/A, Floor 1.190%)	4.919(c)	01/20/37		500	500,399

Wellfleet CLO Ltd. (Cayman Islands),
Series 2022-01A, Class A1RN, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.173(c)	07/15/37		250	250,108

					21,649,237

Consumer Loans 0.9%

Affirm Master Trust,
Series 2025-01A, Class C, 144A	5.280	02/15/33		100	100,171
Series 2025-02A, Class C, 144A	5.260	07/15/33		300	300,454
Series 2025-03A, Class B, 144A	4.750	10/16/34		100	99,097

Cherry Securitization Trust,
Series 2026-01A, Class A, 144A	5.430	01/17/34		300	299,206

GreenSky Home Improvement Issuer Trust,
Series 2026-REV01, Class A, 144A	4.930	05/15/41		300	298,854
Lendmark Funding Trust,
Series 2026-01A, Class A, 144A	4.800	11/20/35		100	98,898
Mariner Finance Issuance Trust,
Series 2026-AA, Class A, 144A	5.010	05/20/39		400	397,812
OneMain Financial Issuance Trust,
Series 2025-01A, Class C, 144A	5.200	07/14/38		100	99,295
Sotheby’s Artfi Master Trust,
Series 2026-01A, Class A1, 144A	4.800	06/20/33		200	198,699
Stream Innovations Issuer Trust,
Series 2026-01A, Class A, 144A	4.780	08/15/46		169	165,085

					2,057,571

Credit Cards 0.1%

CCI GPCC JV SPE III LLC,
Series 2026-01A, Class A, 144A	5.960	06/16/36		300	299,519

Equipment 0.4%

Capteris Equipment Finance LLC,
Series 2026-01A, Class B, 144A	4.950	09/20/33		200	196,542
Series 2026-01A, Class C, 144A	5.180	09/20/33		200	196,395

Lmdv Issuer Co. LLC,
Series 2026-01A, Class A2, 144A	5.380	07/17/56		200	197,065

MetroNet Infrastructure Issuer LLC,
Series 2025-02A, Class A2, 144A	5.400	08/20/55		100	99,503
Series 2026-01A, Class A2, 144A	5.273	04/20/56		300	296,886

					986,391

See Notes to Financial Statements.

PGIM Fixed Income ETFs 223

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Home Equity Loans 2.7%
BRAVO Residential Funding Trust,
Series 2025-CES01, Class A1A, 144A	5.703%(cc)	02/25/55	183	$182,915
Series 2025-CES02, Class A1, 144A	4.960(cc)	07/26/55	233	230,356
Series 2025-CES03, Class A1A, 144A	5.036(cc)	12/25/55	335	330,424
Series 2026-CES01, Class A1A, 144A	5.254(cc)	04/25/56	187	185,705
Citigroup Mortgage Loan Trust,
Series 2026-HE01, Class A1, 144A, 30 Day Average SOFR + 1.350% (Cap N/A, Floor 0.000%)	4.993(c)	10/25/56	275	275,319
COOPR Residential Mortgage Trust,
Series 2025-CES04, Class A1A, 144A	5.040(cc)	11/25/60	264	260,195
EFMT,
Series 2025-CES04, Class A1, 144A	5.431(cc)	06/25/60	212	210,965
Ellington Financial Mortgage Trust,
Series 2026-CES02, Class A1A, 144A	5.602(cc)	06/25/61	390	388,687
FIGRE Trust,
Series 2026-FL03, Class A1, 144A	5.675(cc)	08/25/56	500	498,870
Series 2026-HE04, Class A, 144A	5.300(cc)	05/25/56	275	271,644
Series 2026-HF07, Class A, 144A, 30 Day Average SOFR + 1.300% (Cap N/A, Floor 0.000%)	4.943(c)	07/25/56	196	195,286
GS Mortgage Backed Securities Trust,
Series 2025-CES01, Class A1A, 144A	5.568(cc)	05/25/55	112	112,041
GS Mortgage-Backed Securities Trust,
Series 2026-CES01, Class A1, 144A	4.899(cc)	05/25/56	256	252,971
JPMorgan Mortgage Trust,
Series 2023-HE02, Class A1, 144A, 30 Day Average SOFR + 1.700% (Cap N/A, Floor 0.000%)	5.339(c)	03/20/54	26	25,678
Series 2023-HE03, Class M1, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)	5.739(c)	05/20/54	45	45,055
Series 2025-CES02, Class A1, 144A	5.592(cc)	06/25/55	106	105,736
Series 2025-HE01, Class A1, 144A, 30 Day Average SOFR + 1.150% (Cap N/A, Floor 0.000%)	4.789(c)	07/20/55	146	145,962
Series 2026-ACES01, Class A1, 144A	4.894(cc)	04/25/66	259	254,306
Series 2026-CES01, Class A1A, 144A	4.909(cc)	06/25/56	259	255,805
OBX Trust,
Series 2025-HE01, Class A1, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)	5.243(c)	02/25/55	142	142,375
RCKT Mortgage Trust,
Series 2024-CES09, Class A1A, 144A	5.582(cc)	12/25/44	60	59,746
Series 2025-CES02, Class A1A, 144A	5.503(cc)	02/25/55	122	121,626
Series 2025-CES03, Class A1A, 144A	5.553(cc)	03/25/55	190	189,592
Series 2025-CES07, Class A1A, 144A	5.377(cc)	07/25/55	132	131,912
Series 2025-CES12, Class A1A, 144A	5.027(cc)	11/25/55	324	320,398
Series 2026-CES06, Class A1A, 144A	5.321(cc)	06/25/56	196	194,606
Santander Mortgage Asset Receivable Trust,
Series 2025-CES01, Class A1A, 144A	5.036(cc)	09/25/55	256	252,338
Towd Point Mortgage Trust,
Series 2023-CES02, Class A1A, 144A	7.294(cc)	10/25/63	175	174,661
Series 2025-CES01, Class A1, 144A	5.705(cc)	02/25/55	128	127,608
Series 2025-CES02, Class A1, 144A	5.348(cc)	07/25/65	140	139,481

				6,082,263

Other 1.0%
Consolidated Communications LLC/Fidium Fiber Finance Holdco LLC,
Series 2025-04A, Class A2, 144A	5.522	12/20/55	200	198,332
Series 2026-01A, Class A2, 144A	5.079	03/20/56	300	291,249
GoodLeap Home Improvement Solutions Trust,
Series 2025-01A, Class A, 144A	5.380	02/20/49	121	121,326
Series 2025-02A, Class A, 144A	5.320	06/20/49	122	122,033
GreenSky Home Improvement Issuer Trust,
Series 2025-01A, Class A4, 144A	5.220	03/25/60	79	79,325
Series 2025-03A, Class A3, 144A	4.520	12/27/60	122	120,191
OnDeck Asset Securitization IV LLC,
Series 2025-02A, Class A, 144A	4.840	11/17/32	400	395,199

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Other (cont’d.)
Oryx Funding LLC,
Series 2026-01A, Class A2, 144A	6.299%	06/05/56	300	$296,983
PK Alift Loan Funding 8 LP,
Series 2026-01, Class A, 144A	4.614	09/15/43	298	291,352
PK Alift Loan Funding 9 LP,
Series 2026-02, Class A, 144A	5.217	02/15/44	300	298,200

				2,214,190

Residential Mortgage-Backed Securities 0.1%
Towd Point Mortgage Trust,
Series 2025-HE02, Class A1A, 144A, 30 Day Average SOFR + 1.350% (Cap N/A, Floor 1.350%)	4.993(c)	09/25/65	228	228,046

TOTAL ASSET-BACKED SECURITIES
(cost $34,096,359)				34,319,764

COMMERCIAL MORTGAGE-BACKED SECURITIES 5.6%
ARES Trust,
Series 2025-IND03, Class A, 144A, 1 Month SOFR + 1.500% (Cap N/A, Floor 1.500%)	5.139(c)	04/15/42	345	345,431
BANK,
Series 2023-BNK46, Class A21	6.951(cc)	08/15/56	200	203,653
BANK5,
Series 2025-05YR17, Class A3	5.225	11/15/58	410	410,580
Series 2025-5YR19, Class A3	5.270	12/15/58	500	501,440
BANK5 Trust,
Series 2025-05YR13, Class A3	5.753	01/15/58	170	172,995
Barclays Commercial Mortgage Securities Trust,
Series 2023-05C23, Class A3	6.675(cc)	12/15/56	350	359,834
Series 2024-05C29, Class XA, IO	1.819(cc)	09/15/57	990	40,417
Series 2025-5C38, Class A3	5.146	11/15/58	500	499,579
Benchmark Mortgage Trust,
Series 2019-B15, Class A4	2.673	12/15/72	300	277,329
BMO Mortgage Trust,
Series 2023-C06, Class A2	6.868(cc)	09/15/56	192	197,188
Series 2024-05C04, Class A3	6.526(cc)	05/15/57	180	185,510
Series 2024-05C07, Class A3	5.566(cc)	11/15/57	1,000	1,010,408
BX Commercial Mortgage Trust,
Series 2025-COPT, Class B, 144A, 1 Month SOFR + 2.200% (Cap N/A, Floor 2.200%)	5.839(c)	08/15/42	400	400,125
BX Trust,
Series 2025-ARIA, Class A, 144A	5.199(cc)	12/13/42	250	247,335
Series 2025-DIME, Class C, 144A, 1 Month SOFR + 1.750% (Cap N/A, Floor 1.750%)	5.389(c)	02/15/35	110	110,000
Series 2025-ROIC, Class A, 144A, 1 Month SOFR + 1.144% (Cap N/A, Floor 1.144%)	4.783(c)	03/15/30	212	211,673
BXMT Ltd. (Cayman Islands),
Series 2025-FL05, Class A, 144A, 1 Month SOFR + 1.639% (Cap N/A, Floor 1.639%)	5.278(c)	10/18/42	100	100,090
CGMS Commercial Mortgage Trust,
Series 2017-B01, Class A3	3.197	08/15/50	224	221,079
CIP Commercial Mortgage Trust,
Series 2025-SBAY, Class A, 144A, 1 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.039(c)	10/15/37	540	541,714
Commercial Mortgage Trust,
Series 2016-COR01, Class A4	3.091	10/10/49	119	118,747
DBC Mortgage Trust,
Series 2025-DBC, Class A, 144A, 1 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	4.989(c)	11/15/42	650	650,812
GS Mortgage Securities Corp. Trust,
Series 2024-RVR, Class A, 144A	5.372(cc)	08/10/41	300	297,816
INT Commercial Mortgage Trust,
Series 2025-PLAZA, Class A, 144A	5.041(cc)	11/05/37	300	295,653
JPMCC Commercial Mortgage Securities Trust,
Series 2019-COR04, Class A5	4.029	03/10/52	250	239,299

See Notes to Financial Statements.

PGIM Fixed Income ETFs 225

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JPMF1 Multifamily Mortgage Trust,
Series 2026-FX01, Class A3	5.309%	05/15/59	500	$500,447
MLTI Trust,
Series 2026-MLTI, Class A10, 144A, 1 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.039(c)	06/15/39	400	400,623
Series 2026-MLTI, Class B10, 144A, 1 Month SOFR + 1.600% (Cap N/A, Floor 1.600%)	5.239(c)	06/15/39	450	450,841
New York City Housing Development Corp.,
Series 2024-08SPR, Class A	5.458	12/15/43	280	280,143
NRTH Commercial Mortgage Trust,
Series 2025-PARK, Class A, 144A, 1 Month SOFR + 1.393% (Cap N/A, Floor 1.393%)	5.032(c)	10/15/40	250	250,877
NYC Commercial Mortgage Trust,
Series 2025-03BP, Class C, 144A, 1 Month SOFR + 1.892% (Cap N/A, Floor 1.892%)	5.531(c)	02/15/42	110	110,069
Series 2026-01PARK, Class C, 144A, 1 Month SOFR + 1.850% (Cap N/A, Floor 1.850%)	5.489(c)	02/15/43	250	250,189
RFR Trust,
Series 2025-SGRM, Class A, 144A	5.562(cc)	03/11/41	420	419,883
ROCK Trust,
Series 2024-CNTR, Class A, 144A	5.388	11/13/41	235	235,805
Series 2024-CNTR, Class C, 144A	6.471	11/13/41	250	254,294
Series 2024-CNTR, Class D, 144A	7.109	11/13/41	300	308,754
SCG Commercial Mortgage Trust,
Series 2026-MFP02, Class A, 144A, 1 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	4.950(c)	08/15/41	500	499,687
SCG Trust,
Series 2025-SNIP, Class A, 144A, 1 Month SOFR + 1.500% (Cap N/A, Floor 1.500%)	5.139(c)	09/15/42	250	251,006
SLG Office Trust,
Series 2026-OMA, Class A, 144A	5.131(cc)	04/15/41	250	246,956
UBS Commercial Mortgage Trust,
Series 2017-C04, Class A3	3.301	10/15/50	301	297,834
WCORE Commercial Mortgage Trust,
Series 2024-CORE, Class A, 144A, 1 Month SOFR + 1.492% (Cap N/A, Floor 1.492%)	5.131(c)	11/15/41	130	130,163
Wells Fargo Commercial Mortgage Trust,
Series 2024-GRP, Class C, 144A, 1 Month SOFR + 2.940% (Cap N/A, Floor 2.940%)	6.579(c)	10/15/41	100	99,265
WEST Trust,
Series 2025-ROSE, Class A, 144A	5.454(cc)	04/10/35	95	94,126

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $12,734,508)				12,719,669

CORPORATE BONDS 22.4%

Aerospace & Defense 0.3%
Boeing Co. (The),
Sr. Unsec’d. Notes	3.250	02/01/28	30	29,389
Sr. Unsec’d. Notes	6.298	05/01/29	20	20,658
Spirit AeroSystems, Inc.,
Gtd. Notes	4.600	06/15/28	550	547,291

				597,338

Agriculture 0.6%
Altria Group, Inc.,
Gtd. Notes	4.875	02/04/28	50	50,154
BAT Capital Corp. (United Kingdom),
Gtd. Notes	2.259	03/25/28	355	341,905
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A	4.625	02/11/28	240	240,215
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A	4.500	06/30/28	650	646,308
Philip Morris International, Inc.,
Sr. Unsec’d. Notes	3.125	03/02/28	150	146,817

				1,425,399

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines 0.7%

American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A	5.750%	04/20/29		138	$137,338
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A	4.750	10/20/28		619	617,655
Southwest Airlines Co.,
Sr. Unsec’d. Notes	4.375	11/15/28		410	405,066
United Airlines Holdings, Inc.,
Gtd. Notes	4.875	03/01/29		90	88,935
Gtd. Notes	5.375	03/01/31		100	99,103
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A	8.750	01/15/32		5	5,074
Sr. Unsec’d. Notes, 144A	9.500	06/01/28		205	209,189

					1,562,360

Apparel 0.1%

Gildan Activewear, Inc. (Canada),
Gtd. Notes, 144A	4.700	10/07/30		45	43,812
Kontoor Brands, Inc., Gtd.
Notes, 144A	4.125	11/15/29		225	215,133

					258,945

Auto Manufacturers 0.7%

Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	5.431	08/13/29		305	305,009
Sr. Unsec’d. Notes	5.730	09/05/30		200	199,927
Sr. Unsec’d. Notes	6.800	05/12/28		200	205,001
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	4.750	04/06/29		390	387,806
Sr. Unsec’d. Notes	5.050	04/04/28		178	178,605
Sr. Unsec’d. Notes	5.400	05/08/27		15	15,082
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A	2.100	09/15/28		90	85,045
Sr. Unsec’d. Notes, 144A	4.750	06/18/29		135	133,899
Sr. Unsec’d. Notes, 144A	5.950	09/21/26		80	80,064

					1,590,438

Auto Parts & Equipment 0.3%

Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	8.000	11/17/28		650	652,157

Banks 4.7%

Bank of America Corp.,
Sr. Unsec’d. Notes, MTN	2.087(ff)	06/14/29		325	310,022
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	2.279(ff)	11/24/27		200	198,974
Sr. Unsec’d. Notes	4.476(ff)	11/11/29		200	197,782
BNP Paribas SA (France),
Sr. Preferred Notes, 144A	5.176(ff)	01/09/30		200	200,854
BPCE SA (France),
Sr. Non-Preferred Notes, 144A	5.184(ff)	06/02/32		345	339,310
Citigroup, Inc.,
Jr. Sub. Notes	6.625(ff)	02/15/31	(oo)	120	121,410
Jr. Sub. Notes, Series GG	6.875(ff)	08/15/30	(oo)	222	224,921
Sub. Notes	4.450	09/29/27		195	194,599
Credit Agricole SA (France),
Sr. Non-Preferred Notes, 144A	4.656(ff)	01/12/32		520	505,088

See Notes to Financial Statements.

PGIM Fixed Income ETFs 227

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Deutsche Bank AG (Germany),
Sr. Non-Preferred Notes	2.552%(ff)	01/07/28	150	$148,876
Sr. Non-Preferred Notes	4.950(ff)	08/04/31	270	265,913

Fifth Third Bancorp,
Sr. Unsec’d. Notes	6.339(ff)	07/27/29	20	20,549
Sr. Unsec’d. Notes, 144A	5.982(ff)	01/30/30	80	81,709

First-Citizens Bank & Trust Co.,
Sr. Unsec’d. Notes	5.097(ff)	07/13/29	540	538,886

Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	1.542(ff)	09/10/27	140	139,904
Sr. Unsec’d. Notes	4.594(ff)	04/20/30	1,120	1,107,938
Sr. Unsec’d. Notes	4.692(ff)	10/23/30	50	49,400

HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	4.711(ff)	05/12/30	415	410,906

Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes	6.208(ff)	08/21/29	10	10,237

ING Groep NV (Netherlands),
Sr. Unsec’d. Notes	5.066(ff)	03/25/31	200	199,672

JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	4.255(ff)	10/22/31	560	542,217
Sr. Unsec’d. Notes	4.408(ff)	04/23/30	295	291,072
Sr. Unsec’d. Notes	4.622(ff)	04/23/32	630	615,769
Sr. Unsec’d. Notes	5.040(ff)	01/23/28	70	70,138
Sr. Unsec’d. Notes	5.299(ff)	07/24/29	205	206,951

KeyCorp,
Sr. Unsec’d. Notes, MTN	2.550	10/01/29	20	18,623

Morgan Stanley,
Sr. Unsec’d. Notes	4.238(ff)	01/09/30	185	181,957
Sr. Unsec’d. Notes	4.493(ff)	01/16/32	250	242,376
Sr. Unsec’d. Notes	4.868(ff)	07/12/29	365	365,053
Sr. Unsec’d. Notes	5.449(ff)	07/20/29	85	85,921
Sr. Unsec’d. Notes, MTN, Series I	4.356(ff)	10/22/31	700	677,147

Morgan Stanley Bank NA,
Sr. Unsec’d. Notes	4.788(ff)	05/10/30	325	323,297

Morgan Stanley Private Bank NA,
Sr. Unsec’d. Notes	4.213(ff)	02/08/30	250	245,744
Sr. Unsec’d. Notes	4.734(ff)	07/18/31	250	246,305

PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	6.615(ff)	10/20/27	20	20,053

Societe Generale SA (France),
Sr. Non-Preferred Notes, 144A, MTN	5.250	02/19/27	200	200,687
Sr. Non-Preferred Notes, 144A, MTN	5.371(ff)	05/27/32	330	327,382
Sr. Non-Preferred Notes, 144A, MTN	5.500(ff)	04/13/29	200	201,292

U.S. Bancorp,
Sr. Unsec’d. Notes	5.384(ff)	01/23/30	30	30,340
Sr. Unsec’d. Notes	5.678(ff)	01/23/35	40	40,443

Wells Fargo & Co.,
Jr. Sub. Notes, Series GG	6.125(ff)	06/15/31(oo)	155	153,602
Sr. Unsec’d. Notes	4.182(ff)	01/23/30	90	88,543
Sr. Unsec’d. Notes, MTN	5.574(ff)	07/25/29	250	253,432

				10,695,294

Beverages 0.1%

Diageo Investment Corp. (United Kingdom),
Gtd. Notes	5.125	08/15/30	230	230,915

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Building Materials 0.1%

Amrize Finance US LLC,
Gtd. Notes	4.950%	04/07/30	65	$64,840

Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A(x)	8.750	08/01/28	25	13,008

Quikrete Holdings, Inc.,
Sr. Sec’d. Notes, 144A	6.375	03/01/32	20	20,237

Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	07/15/30	150	142,600
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	25	24,918

				265,603

Chemicals 0.4%

Braskem Netherlands Finance BV (Brazil),
Gtd. Notes	4.500	01/10/28(d)	200	114,979

Celanese US Holdings LLC,
Gtd. Notes	7.350	11/15/28	16	16,627

International Flavors & Fragrances, Inc.,
Sr. Unsec’d. Notes, 144A	1.832	10/15/27	300	290,930

Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A	7.250	06/15/31	200	203,329

Qnity Electronics, Inc.,
Sr. Sec’d. Notes, 144A	5.750	08/15/32	15	14,936

SNF Group SACA (France),
Sr. Unsec’d. Notes, 144A	3.375	03/15/30	200	185,926

				826,727

Coal 0.0%

Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A	9.250	10/01/29	135	115,145

Commercial Services 0.4%

AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.000	04/15/29	25	24,213

Brink’s Co. (The),
Gtd. Notes, 144A	4.625	10/15/27	25	24,842

Carrix, Inc.,
Sr. Sec’d. Notes, 144A	6.125	08/01/33	95	94,953

DCLI Bidco LLC,
Second Mortgage, 144A	7.750	11/15/29	165	170,629

ERAC USA Finance LLC,
Gtd. Notes, 144A	5.000	02/15/29	40	40,193

Global Payments, Inc.,
Sr. Unsec’d. Notes	4.500	11/15/28	165	162,735
Sr. Unsec’d. Notes	4.550	03/15/28	55	54,596

Herc Holdings, Inc.,
Gtd. Notes, 144A	5.750	03/15/31	170	169,393
Gtd. Notes, 144A	7.000	06/15/30	15	15,523

Mobility Global, Inc.,
Sr. Unsec’d. Notes, 144A	5.050	06/15/29	65	64,647
Sr. Unsec’d. Notes, 144A	5.450	06/15/31	108	107,589

				929,313

See Notes to Financial Statements.

PGIM Fixed Income ETFs 229

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Computers 0.1%

Genpact Luxembourg Sarl/Genpact USA, Inc.,
Gtd. Notes	6.000%	06/04/29	140	$142,190

Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes	4.450	09/25/26	65	65,003

				207,193

Diversified Financial Services 0.7%

Ally Financial, Inc.,
Sr. Unsec’d. Notes	5.543(ff)	01/17/31	25	24,981

Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A	7.200	12/12/28	25	25,830

Capital One Financial Corp.,
Sr. Unsec’d. Notes	7.149(ff)	10/29/27	40	40,156

Encore Capital Group, Inc.,
Sr. Sec’d. Notes, 144A	6.625	04/15/31	75	75,292

Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes	5.125	04/28/31	460	450,239

Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes	5.166	07/14/31	205	202,888

OneMain Finance Corp.,
Gtd. Notes	3.500	01/15/27	150	148,985
Gtd. Notes	3.875	09/15/28	25	24,222
Gtd. Notes	6.625	05/15/29	50	50,715

PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29	75	71,559
Gtd. Notes, 144A	7.875	12/15/29	250	258,023

Rocket Cos., Inc.,
Gtd. Notes, 144A	6.125	08/01/30	25	25,335
Gtd. Notes, 144A	6.125	08/01/31	65	65,806

Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A	3.875	03/01/31	75	69,904

Synchrony Financial,
Sr. Unsec’d. Notes	5.019(ff)	07/29/29	35	34,891

				1,568,826

Electric 1.1%

AES Corp. (The),
Sr. Unsec’d. Notes	5.200	07/15/29	30	30,017

Cleveland Electric Illuminating Co. (The),
Sr. Unsec’d. Notes, 144A	5.000	02/15/30	140	139,852

Constellation Energy Generation LLC,
Sr. Unsec’d. Notes	4.625	02/01/29	50	49,475

Eskom Holdings (South Africa),
Sr. Unsec’d. Notes, MTN	8.450	08/10/28	400	419,609

MVM Energetika Zrt (Hungary),
Sr. Unsec’d. Notes	7.500	06/09/28	500	516,191

NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	4.685	09/01/27	75	75,184

NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28	50	50,011
Gtd. Notes, 144A	3.375	02/15/29	175	166,691
Gtd. Notes, 144A	5.750	07/15/29	75	74,854

Southern California Edison Co.,
First Mortgage	4.875	02/01/27	100	100,071

Vistra Corp.,
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)	270	270,786

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Vistra Operations Co. LLC,
Gtd. Notes, 144A	4.375%	05/01/29		25	$24,451
Gtd. Notes, 144A	4.600	10/15/30		55	53,362
Gtd. Notes, 144A	5.000	07/31/27		125	124,938
Gtd. Notes, 144A	6.875	04/15/32		10	10,317
Gtd. Notes, 144A	7.750	10/15/31		125	130,176

VoltaGrid LLC,
Sec’d. Notes, 144A	7.375	11/01/30		190	191,113

					2,427,098

Electrical Components & Equipment 0.0%

WESCO Distribution, Inc.,
Gtd. Notes, 144A	5.250	04/15/31		25	24,649

Engineering & Construction 0.2%

Jacobs Engineering Group, Inc.,
Gtd. Notes	6.350	08/18/28		65	66,732

MasTec, Inc.,
Sr. Unsec’d. Notes	5.900	06/15/29		5	5,098

Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	4.250	10/31/26		200	199,736
Sr. Sec’d. Notes, 144A	5.500	07/31/47		200	170,898

					442,464

Entertainment 0.3%

Caesars Entertainment, Inc., Gtd. Notes, 144A	4.625	10/15/29		198	190,031
Sr. Sec’d. Notes, 144A	7.000	02/15/30		100	100,578

Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	4.875	05/01/29		75	73,266

Penn Entertainment, Inc., Gtd. Notes, 144A	6.750	04/01/31		75	75,246
Sr. Unsec’d. Notes, 144A	4.125	07/01/29		150	143,761

					582,882

Environmental Control 0.0%

GFL Environmental Holdings US, Inc.,
Gtd. Notes, 144A	5.625	07/01/31		100	97,627

Foods 0.6%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500	03/15/29		75	71,257
Gtd. Notes, 144A	5.500	03/31/31		40	38,761
Gtd. Notes, 144A	5.625	03/31/32		75	72,184
Gtd. Notes, 144A	6.500	02/15/28		25	25,168

B&G Foods, Inc.,
Gtd. Notes, 144A	11.000	06/15/31		70	60,992

Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes	8.125	05/14/30		GBP 100	130,080
Sr. Sec’d. Notes, 144A	8.000	07/01/31	EUR	125	143,355

JBS NV/JBS USA Foods Group Holdings, Inc./JBS USA Food Co. Holdings,
Sr. Unsec’d. Notes	5.750	04/01/33		105	106,531

Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30		176	168,724
Gtd. Notes, 144A	4.875	05/15/28		50	49,713

See Notes to Financial Statements.

PGIM Fixed Income ETFs 231

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

Mars, Inc.,
Sr. Unsec’d. Notes, 144A	4.800%	03/01/30	275	$273,599

Smithfield Foods, Inc.,
Gtd. Notes, 144A	3.000	10/15/30	210	190,066
Gtd. Notes, 144A	4.250	02/01/27	150	149,687

				1,480,117

Gas 0.0%
NiSource, Inc.,
Sr. Unsec’d. Notes	5.200	07/01/29	40	40,393

Healthcare-Products 0.0%

Solventum Corp.,
Sr. Unsec’d. Notes	5.400	03/01/29	32	32,347

Healthcare-Services 0.3%

CommonSpirit Health,
Sec’d. Notes	4.352	09/01/30	80	77,606
Sr. Sec’d. Notes	5.205	12/01/31	100	99,771

DaVita, Inc.,
Gtd. Notes, 144A	4.625	06/01/30	150	144,651

LifePoint Health, Inc.,
Sr. Sec’d. Notes, 144A	9.875	08/15/30	75	78,937

MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A

Tenet Healthcare Corp.,	5.750	12/31/30	100	85,751
Sr. Sec’d. Notes	4.375	01/15/30	175	169,531

				656,247

Holding Companies-Diversified 0.2%

Clue OpCo LLC,
Sr. Sec’d. Notes, 144A	9.500	10/15/31	341	346,581

Home Builders 0.3%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	100	96,892
Sr. Unsec’d. Notes, 144A	4.625	04/01/30	100	95,474

Beazer Homes USA, Inc.,
Gtd. Notes	7.250	10/15/29	25	25,376

Dream Finders Homes, Inc.,
Gtd. Notes, 144A	8.250	08/15/28	50	51,016

Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A	9.750	05/01/29	75	77,225

M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28	25	24,884

Meritage Homes Corp.,
Gtd. Notes, 144A	3.875	04/15/29	195	188,946

Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes	4.750	02/15/28	75	74,381

Tri Pointe Homes, Inc.,
Gtd. Notes	5.250	06/01/27	125	124,957

				759,151

Home Furnishings 0.0%

Whirlpool Corp.,
Sr. Unsec’d. Notes	6.125	06/15/30	60	56,362

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Household Products/Wares 0.0%
ACCO Brands Corp.,
Gtd. Notes, 144A	4.250%	03/15/29	50 $		47,064

Housewares 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes, 144A	8.500	06/01/28		10	10,427

Insurance 0.1%
Acrisure LLC/Acrisure Finance, Inc.,
Sr. Sec’d. Notes, 144A	7.500	11/06/30		25	23,007
Arthur J Gallagher & Co.,
Sr. Unsec’d. Notes	4.850	12/15/29		30	29,936
Asurion LLC/Asurion Co-Issuer, Inc.,
Sr. Sec’d. Notes, 144A	8.000	12/31/32		110	109,441

					162,384

Internet 0.3%
Alphabet, Inc.,
Sr. Unsec’d. Notes	6.375	08/15/56		45	45,294
Amazon.com, Inc.,
Sr. Unsec’d. Notes	4.250	03/13/31		170	164,914
Sr. Unsec’d. Notes	6.000	07/09/46		120	116,613
Sr. Unsec’d. Notes	6.100	07/09/56		74	71,368
Sr. Unsec’d. Notes	6.250	07/09/66		122	117,468
Beignet Investor LLC,
Sr. Sec’d. Notes, 144A	6.581	05/30/49		170	162,965
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A	3.500	05/15/46		25	23,475
Meta Platforms, Inc.,
Sr. Unsec’d. Notes	6.200	05/15/46		25	23,475

					749,502

Investment Companies 0.2%
Blackstone Secured Lending Fund,
Sr. Unsec’d. Notes	5.900	05/21/31		265	259,492
MSD Investment Corp.,
Sr. Unsec’d. Notes, 144A	6.375	06/12/29		195	194,662

					454,154

Iron/Steel 0.1%
Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A	4.625	03/01/29		100	97,264
Mineral Resources Ltd. (Australia),
Sr. Unsec’d. Notes, 144A	6.000	05/01/32		20	19,736
Sr. Unsec’d. Notes, 144A	6.250	05/01/34		15	14,665
Sr. Unsec’d. Notes, 144A	9.250	10/01/28		77	79,118

					210,783

Leisure Time 0.2%
Carnival Corp. Ltd.,
Gtd. Notes, 144A	4.000	08/01/28		75	73,447
Gtd. Notes, 144A	5.125	05/01/29		25	24,878
Gtd. Notes, 144A	5.750	08/01/32		95	94,120

See Notes to Financial Statements.

PGIM Fixed Income ETFs 233

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Leisure Time (cont’d.)
Lindblad Expeditions LLC,
Sr. Sec’d. Notes, 144A	7.000%	09/15/30		50	$51,468
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes, 144A	5.500	04/01/28		290	292,173

					536,086

Lodging 0.2%
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes	5.750	01/30/27		75	75,300
Sr. Unsec’d. Notes	5.750	04/23/30		300	305,360
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes	5.625	06/15/28		160	161,407

					542,067

Machinery-Construction & Mining 0.1%
Solaris Energy Infrastructure LLC,
Gtd. Notes, 144A	6.375	05/15/31		215	213,473

Machinery-Diversified 0.0%
Nordson Corp.,
Sr. Unsec’d. Notes	5.600	09/15/28		10	10,147
Otis Worldwide Corp.,
Sr. Unsec’d. Notes	5.250	08/16/28		35	35,330

					45,477

Media 0.5%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.125	05/01/27		53	52,931
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	2.250	01/15/29		90	83,539
Sr. Sec’d. Notes	6.050	02/15/32		167	167,123
Cox Communications, Inc.,
Gtd. Notes, 144A	5.450	09/01/34		25	22,998
Sr. Unsec’d. Notes, 144A	3.350	09/15/26		80	79,992
CSC Holdings LLC,
Gtd. Notes, 144A(x)	5.500	04/15/27		200	115,761
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29	(d)	25	23,093
Gtd. Notes	7.375	07/01/28	(d)	25	24,623
EchoStar Corp.,
Sr. Sec’d. Notes	10.750	11/30/29		250	270,128
Space Exploration Technologies Corp.,
Sr. Unsec’d. Notes, 144A	5.350	07/15/31		220	215,051

					1,055,239

Metal Fabricate/Hardware 0.0%
Advanced Drainage Systems, Inc.,
Gtd. Notes, 144A	5.375	03/01/34		45	43,711

Mining 0.3%
Arsenal AIC Parent LLC,
Unsec’d. Notes, 144A	11.500	10/01/31		50	53,047
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes	5.000	02/21/30		80	80,295

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	8.625%	06/01/31	350	$364,456
Novelis Corp.,
Gtd. Notes, 144A	4.750	01/30/30	60	57,952
PLS Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A	6.875	05/01/31	10	10,203
Skeena Resources Ltd. (Canada),
Sr. Sec’d. Notes, 144A	8.500	04/01/31	180	190,155

				756,108

Miscellaneous Manufacturing 0.0%
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes, 144A	4.725	11/15/28	20	19,924

Multi-National 0.0%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	6.000	04/26/27	100	101,076

Oil & Gas 1.6%
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A	3.750	01/15/30	380	363,897
Sr. Unsec’d. Notes, 144A	5.600	06/13/28	150	152,125
Antero Resources Corp.,
Gtd. Notes, 144A	5.375	03/01/30	50	50,068
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes	5.000	12/15/29	75	75,150
Comstock Resources, Inc.,
Gtd. Notes, 144A	5.875	01/15/30	225	215,670
Crescent Energy Finance LLC,
Gtd. Notes, 144A	7.625	04/01/32	50	51,373
Gtd. Notes, 144A	9.750	10/15/30	125	131,529
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	6.000	02/01/31	100	98,729
Petroleos Mexicanos (Mexico),
Gtd. Notes	5.950	01/28/31	170	167,938
Gtd. Notes	6.700	02/16/32	46	46,263
Gtd. Notes	6.840	01/23/30	160	164,608
Gtd. Notes	9.500	09/15/27	62	64,921
Gtd. Notes	10.000	02/07/33	180	210,122
Gtd. Notes, MTN	6.750	09/21/47	267	224,084
Gtd. Notes, MTN	8.750	06/02/29	205	219,520
Range Resources Corp.,
Gtd. Notes, 144A	4.750	02/15/30	100	97,760
Santos Finance Ltd. (Australia),
Gtd. Notes, 144A	3.649	04/29/31	470	435,276
SM Energy Co.,
Gtd. Notes, 144A	6.750	08/01/29	125	127,696
Gtd. Notes, 144A	8.750	07/01/31	15	15,685
Sunoco LP,
Sr. Unsec’d. Notes, 144A	4.500	10/01/29	25	24,383
Sr. Unsec’d. Notes, 144A	5.875	07/15/27	50	50,076
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	4.500	05/15/29	50	48,879
Transocean International Ltd.,
Gtd. Notes, 144A	8.250	05/15/29	10	10,384
Gtd. Notes, 144A	8.500	05/15/31	45	47,299
Sr. Sec’d. Notes, 144A	8.750	02/15/30	130	135,188

See Notes to Financial Statements.

PGIM Fixed Income ETFs 235

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Var Energi ASA (Norway),
Sr. Unsec’d. Notes, 144A	5.875%	05/22/30		200	$203,850
Sr. Unsec’d. Notes, 144A	7.500	01/15/28		200	206,308

					3,638,781

Packaging & Containers 0.3%
AptarGroup, Inc.,
Sr. Unsec’d. Notes	4.750	03/30/31		170	166,771
Ball Corp.,
Gtd. Notes	6.000	06/15/29		75	75,875
Berry Global, Inc.,
Sr. Sec’d. Notes	1.650	01/15/27		230	227,452
Sr. Sec’d. Notes	5.800	06/15/31		50	51,293
Clydesdale Acquisition Holdings, Inc.,
Gtd. Notes, 144A	8.750	04/15/30		40	39,510
Sr. Sec’d. Notes, 144A	6.750	04/15/32		30	29,298
Graphic Packaging International LLC,
Gtd. Notes, 144A	3.500	03/01/29		175	166,783

					756,982

Pharmaceuticals 0.1%
AdaptHealth LLC,
Gtd. Notes, 144A	4.625	08/01/29		100	94,498
Bausch Health Cos., Inc. (Canada),
Sr. Sec’d. Notes, 144A	4.875	06/01/28		100	95,753
CVS Health Corp.,
Jr. Sub. Notes	7.000(ff)	03/10/55		40	41,242

					231,493

Pipelines 1.4%
Buckeye Partners LP,
Sr. Unsec’d. Notes	3.950	12/01/26		50	49,827
Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A	5.927	08/15/30		15	15,438
Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30	(oo)	70	71,768
Sr. Unsec’d. Notes	5.200	04/01/30		35	35,221
Sr. Unsec’d. Notes	6.100	12/01/28		40	41,058
Enterprise Products Operating LLC,
Gtd. Notes, Series D, 3 Month SOFR + 3.248%	6.988(c)	08/16/77		230	229,850
MPLX LP,
Sr. Unsec’d. Notes	4.700	11/01/29		530	526,181
Sr. Unsec’d. Notes	4.800	02/15/31		40	39,388
Northwest Pipeline LLC,
Sr. Unsec’d. Notes	4.000	04/01/27		95	94,724
ONEOK, Inc.,
Gtd. Notes	3.100	03/15/30		210	196,750
Gtd. Notes	4.550	07/15/28		100	99,597
Gtd. Notes	5.650	11/01/28		35	35,578
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.375	02/15/29		300	307,912
Targa Resources Corp.,
Gtd. Notes	5.200	07/01/27		125	125,658
Tennessee Gas Pipeline Co. LLC,
Gtd. Notes, 144A	2.900	03/01/30		300	279,088

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	3.250%	05/15/30	90	$84,911
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	6.250	01/15/30	175	178,673
Venture Global LNG, Inc.,
Sr. Sec’d. Notes, 144A	9.875	02/01/32	325	346,271
Venture Global Plaquemines LNG LLC,
Sr. Sec’d. Notes, 144A	6.125	12/15/30	106	108,175
Sr. Sec’d. Notes, 144A	7.500	05/01/33	75	81,434
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	3.500	11/15/30	220	206,463
Sr. Unsec’d. Notes	4.625	06/30/30	100	98,468

				3,252,433

Real Estate 0.1%
CoreLogic, Inc.,
Sec’d. Notes, 144A	12.000	02/01/32	70	66,918
Five Point Operating Co. LP,
Gtd. Notes, 144A	8.000	10/01/30	80	82,127
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250	04/15/29	100	96,984
Kennedy-Wilson, Inc.,
Gtd. Notes, 144A	7.000	06/01/31	20	20,463
Gtd. Notes, 144A	7.250	06/01/33	50	50,912

				317,404

Real Estate Investment Trusts (REITs) 1.1%
American Tower Corp.,
Sr. Unsec’d. Notes	3.600	01/15/28	70	68,967
Brandywine Operating Partnership LP,
Gtd. Notes	4.550	10/01/29	150	141,224
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	3.900	03/15/27	95	94,632
Crown Castle, Inc.,
Sr. Unsec’d. Notes	4.800	09/01/28	90	89,911
Lineage OP LP,
Gtd. Notes	5.250	07/15/30	445	441,868
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	4.875	05/15/29	50	49,039
Sr. Sec’d. Notes, 144A	5.875	10/01/28	75	74,884
Realty Income Corp.,
Sr. Unsec’d. Notes	4.700	12/15/28	75	74,956
Sr. Unsec’d. Notes	4.750	02/15/29	160	159,969
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes, 144A	6.500	04/01/32	225	229,034
SBA Communications Corp.,
Sr. Unsec’d. Notes	3.875	02/15/27	200	199,427
Starwood Property Trust, Inc.,
Gtd. Notes, 144A	5.250	10/15/28	40	39,712
Sr. Unsec’d. Notes, 144A	6.500	10/15/30	50	50,861
Sun Communities Operating LP,
Gtd. Notes	2.300	11/01/28	75	71,052
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	5.750	02/01/27	700	700,874

				2,486,410

See Notes to Financial Statements.

PGIM Fixed Income ETFs 237

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail 0.5%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A	3.875%	01/15/28	25	$24,596
AutoNation, Inc.,
Gtd. Notes	3.800	11/15/27	525	518,701
Sr. Unsec’d. Notes	1.950	08/01/28	200	189,318
Carvana Co.,
Sr. Sec’d. Notes, 144A	9.000	06/01/31	254	279,745
Park River Holdings, Inc.,
Sec’d. Notes, 144A	8.750	12/31/30	42	39,946
QXO Building Products, Inc.,
Gtd. Notes, 144A	6.500	07/15/31	25	25,288

				1,077,594

Semiconductors 0.3%
Broadcom, Inc.,
Sr. Unsec’d. Notes	4.600	07/15/30	360	352,522
Skyworks Solutions, Inc.,
Sr. Unsec’d. Notes	5.000	08/10/28	315	314,893

				667,415

Shipbuilding 0.1%
Huntington Ingalls Industries, Inc.,
Gtd. Notes	4.200	05/01/30	140	135,683

Software 0.8%
CoreWeave, Inc.,
Gtd. Notes, 144A	9.000	02/01/31	90	80,752
Gtd. Notes, 144A	9.250	06/01/30	75	69,666
Gtd. Notes, 144A	9.625	07/15/32	35	30,951
Gtd. Notes, 144A	9.750	10/01/31	10	8,939
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	4.450	03/10/28	485	482,311
Fiserv, Inc.,
Sr. Unsec’d. Notes	5.375	08/21/28	60	60,467
OAK-Eagle Acquireco, Inc.,
Sr. Sec’d. Notes, 144A	7.250	07/01/33	20	20,803
Oracle Corp.,
Sr. Unsec’d. Notes	4.950	02/04/31	360	344,748
Salesforce, Inc.,
Sr. Unsec’d. Notes	4.900	09/15/31	630	621,972
ServiceNow, Inc.,
Sr. Unsec’d. Notes	4.700	08/15/31	95	93,357
SS&C Technologies, Inc.,
Gtd. Notes, 144A	5.500	09/30/27	50	50,024

				1,863,990

Telecommunications 1.6%
APLD ComputeCo 3 LLC,
Sr. Sec’d. Notes, 144A	7.000	06/15/31	20	19,262
Beacon Point DC LLC,
Sr. Sec’d. Notes, 144A	6.129	11/30/42	50	47,398
Black Pearl Compute LLC,
Sr. Sec’d. Notes, 144A	6.125	02/15/31	250	250,305
Cipher Compute LLC,
Sr. Sec’d. Notes, 144A	7.125	11/15/30	150	152,133

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Connect Holding II LLC,
Sr. Sec’d. Notes, 144A	10.500%	04/03/31	800	$715,755
HUT 8 DC LLC,
Sr. Sec’d. Notes, 144A	6.192	11/15/42	50	48,559
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A	7.000	03/31/34	60	61,374
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, 144A	5.375	06/15/29	50	47,944
Meridian Arc Holdco LLC,
Sr. Sec’d. Notes, 144A	6.250	04/30/31	225	213,879
NTT Finance Corp. (Japan),
Sr. Unsec’d. Notes, 144A	4.567	07/16/27	200	199,861
PR RNO Property Owner 1 LLC,
Sr. Sec’d. Notes, 144A	6.500	05/01/31	190	176,027
QTS Central Issuer LLC/ QTS TRS Central Issuer LLC,
Sr. Sec’d. Notes, 144A	6.625	09/01/31	140	137,990
Rogers Communications, Inc. (Canada),
Gtd. Notes	5.000	02/15/29	130	129,931
Sopaipilla Investor LLC,
Sr. Sec’d. Notes, 144A	7.534	11/30/48	365	373,534
SV RNO Property Owner 1 LLC,
Sr. Sec’d. Notes, 144A	5.875	03/01/31	375	344,107
T-Mobile USA, Inc.,
Gtd. Notes	3.750	04/15/27	115	114,500
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC,
Gtd. Notes, 144A	8.625	06/15/32	25	25,635
Vmed O2 UK Financing I PLC (United Kingdom),
Sr. Sec’d. Notes	4.000	01/31/29	GBP 100	122,357
Sr. Sec’d. Notes	4.500	07/15/31	GBP 100	110,696
WULF Compute LLC,
Sr. Sec’d. Notes, 144A	7.750	10/15/30	225	233,899
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A, Cash coupon 7.125% and PIK 1.875%	9.000	09/09/30	50	49,692

				3,574,838

Transportation 0.3%

Fedex Freight Holding Co., Inc.,
Gtd. Notes, 144A	4.300	03/15/29	140	137,320
RXO, Inc.,
Gtd. Notes, 144A	6.375	05/15/31	160	160,543

Star Leasing Co. LLC,
Sec’d. Notes, 144A	7.625	02/15/30	280	277,346

				575,209

TOTAL CORPORATE BONDS
(cost $51,869,085)				51,397,278

RESIDENTIAL MORTGAGE-BACKED SECURITIES 8.3%
Angel Oak Mortgage Trust,
Series 2025-10, Class A1, 144A	4.960(cc)	09/25/70	252	248,164
Series 2025-11, Class A1, 144A	4.975(cc)	10/25/70	257	253,053
Series 2026-04, Class A1, 144A	5.747(cc)	06/25/71	396	396,330
Aspire Mortgage Trust,
Series 2026-03, Class A1, 144A	5.459(cc)	05/25/66	291	289,511
Barclays Mortgage Loan Trust,
Series 2026-NQM01, Class A1, 144A	4.836(cc)	12/25/65	225	221,454
Bayview Opportunity Master Fund VII Trust,
Series 2026-02, Class A1A, 144A	5.720(cc)	05/25/56	490	489,252

See Notes to Financial Statements.

PGIM Fixed Income ETFs 239

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
BINOM Mortgage Loan Trust,
Series 2026-NQM01, Class A1, 144A	5.060%(cc)	02/25/66		485	$478,712
BRAVO Residential Funding Trust,
Series 2025-NQM02, Class A1, 144A	5.678(cc)	11/25/64		139	138,898
Series 2025-NQM09, Class A1, 144A	5.043(cc)	09/25/65		239	236,147
Series 2026-NQM01, Class A1, 144A	4.830(cc)	12/25/65		276	271,018
Series 2026-NQM04, Class A1, 144A	5.183(cc)	03/25/66		238	235,683
Series 2026-NQM06, Class A1, 144A	5.524(cc)	05/25/66		198	196,711
CLIP Trust,
Series 2026-NQM01, Class A1, 144A	5.221(cc)	05/25/71		380	375,593
COLT Mortgage Loan Trust,
Series 2025-INV02, Class A1, 144A	5.601(cc)	02/25/70		73	72,823
Series 2026-05, Class A1, 144A	5.410(cc)	07/27/71		395	392,400
Series 2026-06, Class A1, 144A	5.651(cc)	08/25/71		400	399,296
Connecticut Avenue Securities Trust,
Series 2022-R04, Class 1M2, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)	6.743(c)	03/25/42		100	101,074
Series 2022-R07, Class 1B1, 144A, 30 Day Average SOFR + 6.800% (Cap N/A, Floor 0.000%)	10.443(c)	06/25/42		100	104,382
Cross Mortgage Trust,
Series 2025-H07, Class A1, 144A	4.934(cc)	09/25/70		594	585,601
Series 2025-H08, Class A1, 144A	5.003(cc)	11/25/70		249	246,230
Series 2025-H09, Class A1, 144A	5.036(cc)	11/25/70		269	266,035
Series 2026-NQM05, Class A1, 144A	5.094(cc)	03/25/71		289	284,890
Deephaven Residential Mortgage Trust,
Series 2026-INV03, Class A1, 144A	5.473(cc)	06/25/71		198	196,803
EFMT,
Series 2025-INV03, Class A1, 144A	5.444(cc)	07/25/70		270	268,046
Series 2025-NQM02, Class A1, 144A	5.596(cc)	06/25/70		149	148,978
Series 2025-NQM05, Class A1, 144A	5.033(cc)	11/25/70		244	240,564
GS Mortgage-Backed Securities Corp. Trust,
Series 2025-NQM06, Class A1, 144A	5.021(cc)	02/25/66		236	232,591
GS Mortgage-Backed Securities Trust,
Series 2025-DSC02, Class A1, 144A	5.038(cc)	01/25/66		350	345,046
Series 2026-DSC02, Class A1, 144A	5.487(cc)	09/25/66		296	293,718
HOMES Trust,
Series 2025-AFC04, Class A1A, 144A	5.149(cc)	11/25/60		170	167,694
Series 2025-NQM05, Class A1, 144A	5.027(cc)	09/25/70		336	331,480
Series 2026-AFC01, Class A1, 144A	4.846(cc)	02/25/61		383	375,788
Series 2026-NQM05, Class A1, 144A	5.679(cc)	07/25/71		400	398,776
JPMorgan Mortgage Trust,
Series 2026-NQM02, Class A1, 144A	5.154(cc)	09/25/66		290	285,995
Series 2026-NQM05, Class A1, 144A	5.677(cc)	01/25/67		500	498,412
Series 2026-VIS01, Class A1, 144A	4.787(cc)	06/25/66		386	378,075
Legacy Mortgage Asset Trust,
Series 2025-PR01, Class A1, 144A	6.000(cc)	01/25/61		259	255,496
Lugo Funding DAC (Spain),
Series 2024-01A, Class B, 144A, 3 Month EURIBOR + 1.500% (Cap N/A, Floor 0.000%)	4.037(c)	05/26/66	EUR	100	115,273
MFA Trust,
Series 2025-NQM04, Class A1, 144A	5.229(cc)	08/25/70		314	310,853
Morgan Stanley Residential Mortgage Loan Trust,
Series 2025-NQM02, Class A1, 144A	5.627(cc)	01/25/70		155	154,415
Series 2025-NQM10, Class A1, 144A	5.119(cc)	11/25/70		338	334,341
Series 2026-NEW02, Class A1, 144A	5.764(cc)	08/25/71		500	498,795
Series 2026-NQM01, Class A1, 144A	4.809(cc)	12/25/70		183	179,119
New Residential Mortgage Loan Trust,
Series 2026-NQM05, Class A1, 144A	5.175(cc)	04/25/66		288	284,341
Series 2026-NQM06, Class A1, 144A	5.293(cc)	05/25/66		291	287,687
Series 2026-NQM09, Class A1, 144A	5.674(cc)	08/25/66		497	496,463
NYMT Loan Trust,
Series 2025-INV02, Class A1, 144A	5.000(cc)	10/25/60		383	377,827
OBX Trust,
Series 2025-NQM10, Class A1, 144A	5.453(cc)	05/25/65		68	68,099

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
OBX Trust, (cont’d.)
Series 2025-NQM11, Class A1, 144A	5.418%(cc)	05/25/65	146	$144,902
Series 2025-NQM13, Class A1, 144A	5.441(cc)	05/25/65	208	207,443
Series 2025-NQM20, Class A1, 144A	5.021(cc)	10/25/65	160	157,675
Series 2025-NQM21, Class A1, 144A	4.989(cc)	10/25/65	339	334,672
Series 2026-NQM02, Class A1, 144A	4.818(cc)	12/01/65	185	182,061
Series 2026-NQM05, Class A1, 144A	5.321(cc)	01/25/66	368	364,749
Series 2026-NQM11, Class A1, 144A	5.592(cc)	06/25/66	495	494,313
PMT Credit Risk Transfer Trust,
Series 2024-01R, Class A, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)	7.143(c)	05/25/33	321	323,215
PRKCM Trust,
Series 2026-AFC05, Class A1, 144A	5.733(cc)	08/25/61	399	398,381
PRPM LLC,
Series 2025-RCF02, Class A1, 144A	4.000(cc)	10/25/64	144	139,584
Roc Mortgage Trust,
Series 2025-RTL01, Class A1, 144A	5.625(cc)	02/25/40	200	199,831
Santander Mortgage Asset Receivable Trust,
Series 2025-NQM05, Class A1, 144A	5.067(cc)	08/25/65	250	246,991
Series 2026-NQM02, Class A1, 144A	4.704(cc)	01/25/66	277	271,474
SG Residential Mortgage Trust,
Series 2026-01, Class A1, 144A	4.782(cc)	01/25/66	372	366,100
Verus Securitization Trust,
Series 2025-11, Class A1, 144A	4.914(cc)	11/25/70	263	259,749
Series 2026-04, Class A1, 144A	4.998(cc)	04/25/71	392	386,603
Series 2026-INV01, Class A1, 144A	5.635(cc)	07/25/71	600	598,277
Series 2026-R01, Class A1, 144A	4.832(cc)	10/25/67	180	176,987

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $19,223,489)				19,060,939

SOVEREIGN BONDS 1.9%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes	0.125	07/09/30	EUR 150	149,021
Sr. Unsec’d. Notes	0.750(cc)	07/09/30	298	258,067
Sr. Unsec’d. Notes	1.000	07/09/29	279	249,114
Sr. Unsec’d. Notes	3.500(cc)	07/09/41	277	195,250
Sr. Unsec’d. Notes	3.875(cc)	07/09/35	EUR 26	22,533
Sr. Unsec’d. Notes	4.125(cc)	07/09/35	84	63,176
Sr. Unsec’d. Notes	5.000(cc)	01/09/38	84	66,636
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	3.750	09/19/28	EUR 200	230,397
Sr. Unsec’d. Notes	4.500	03/15/29	200	195,124
Sr. Unsec’d. Notes	5.000	09/19/32	EUR 200	227,745
Sr. Unsec’d. Notes	5.375	01/21/29	200	199,415
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes	5.950	01/25/27	200	200,803
Sr. Unsec’d. Notes, 144A	5.500	02/22/29	200	200,046
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes, 144A	8.750	01/29/34	200	199,662
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes	4.875	01/30/32	EUR 150	171,132
Sr. Unsec’d. Notes	5.250	03/22/30	EUR 100	117,632
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes, EMTN	6.500	11/28/27	200	201,542
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes, 144A	5.125	07/14/36	600	586,166
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A	4.625	03/04/33	EUR 140	154,731
Sr. Unsec’d. Notes, 144A	5.750	09/16/30	270	269,898

See Notes to Financial Statements.

PGIM Fixed Income ETFs 241

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes	1.500%	06/26/29	EUR 330	$355,669

TOTAL SOVEREIGN BONDS
(cost $4,312,931)				4,313,759

U.S. GOVERNMENT AGENCY OBLIGATIONS 8.4%
Federal Home Loan Mortgage Corp.	3.000	02/01/52	344	294,086
Federal Home Loan Mortgage Corp.	3.500	10/01/45	165	151,700
Federal Home Loan Mortgage Corp.	3.500	05/01/52	454	403,431
Federal Home Loan Mortgage Corp.	4.000	05/01/52	999	915,979
Federal Home Loan Mortgage Corp.	5.000	01/01/56	195	188,496
Federal Home Loan Mortgage Corp.	5.000	02/01/56	1,800	1,737,087
Federal Home Loan Mortgage Corp.	5.500	08/01/52	60	60,235
Federal Home Loan Mortgage Corp.	5.500	10/01/52	269	268,279
Federal Home Loan Mortgage Corp.	5.500	11/01/52	347	346,959
Federal Home Loan Mortgage Corp.	5.500	11/01/55	1,184	1,172,534
Federal Home Loan Mortgage Corp.	5.500	02/01/56	495	489,964
Federal Home Loan Mortgage Corp.	5.500	04/01/56	374	370,671
Federal Home Loan Mortgage Corp.	5.500	06/01/56	239	236,906
Federal Home Loan Mortgage Corp.	6.000	12/01/52	62	62,600
Federal National Mortgage Assoc.	2.500	10/01/51	214	176,091
Federal National Mortgage Assoc.	3.000	06/01/51	426	364,226
Federal National Mortgage Assoc.	3.000	01/01/52	333	284,402
Federal National Mortgage Assoc.	3.500	TBA	1,000	885,820
Federal National Mortgage Assoc.	3.500	02/01/52	367	327,425
Federal National Mortgage Assoc.	4.000	05/01/52	482	441,827
Federal National Mortgage Assoc.	4.500	TBA	500	468,720
Federal National Mortgage Assoc.	5.000	08/01/52	416	404,822
Federal National Mortgage Assoc.	5.500	TBA	1,500	1,482,284
Federal National Mortgage Assoc.	5.500	TBA	4,000	3,958,851
Federal National Mortgage Assoc.	5.500	10/01/52	520	518,908
Federal National Mortgage Assoc.	5.500	08/01/55	166	164,561
Federal National Mortgage Assoc.	5.500	10/01/55	427	422,851
Federal National Mortgage Assoc.	5.500	11/01/55	1,224	1,212,355
Federal National Mortgage Assoc.	5.500	12/01/55	84	83,314
Federal National Mortgage Assoc.	5.500	04/01/56	389	385,730
Federal National Mortgage Assoc.	6.000	12/01/52	287	291,583
Federal National Mortgage Assoc.	6.500	12/01/52	368	378,909
Government National Mortgage Assoc.	3.500	03/20/52	150	134,075
Government National Mortgage Assoc.	4.000	01/20/50	197	181,124

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $19,445,176)				19,266,805

U.S. TREASURY OBLIGATIONS 36.6%
U.S. Treasury Bonds(k)	4.750	02/15/45	350	330,367
U.S. Treasury Notes(k)	0.500	04/30/27	3,175	3,100,958
U.S. Treasury Notes(k)	1.250	12/31/26	395	391,528
U.S. Treasury Notes	2.375	03/31/29	4,410	4,195,012
U.S. Treasury Notes	3.125	08/31/27	7,050	6,975,094
U.S. Treasury Notes	3.375	11/30/27	6,810	6,735,250
U.S. Treasury Notes(k)	3.375	12/31/27	11,070	10,938,976
U.S. Treasury Notes	3.375	02/29/28	8,290	8,179,575
U.S. Treasury Notes	3.500	09/30/27	5,445	5,402,674
U.S. Treasury Notes	3.500	01/31/28	1,545	1,528,102
U.S. Treasury Notes	3.625	08/31/27	8,825	8,774,670
U.S. Treasury Notes	3.875	12/31/27	4,140	4,117,359
U.S. Treasury Notes	3.875	03/31/28	15,890	15,783,860
U.S. Treasury Notes	3.875	12/31/32	910	875,093
U.S. Treasury Notes	4.000	05/31/28	5,420	5,390,148

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Notes(k)	4.125%	02/28/27	1,260	$1,260,787

TOTAL U.S. TREASURY OBLIGATIONS
(cost $84,595,607)				83,979,453

			Shares

AFFILIATED EXCHANGE-TRADED FUNDS 3.6% Fixed Income
PGIM AAA CLO ETF			111,000	5,695,410
PGIM Active High Yield Bond ETF			4,418	152,819
PGIM Corporate Bond 0-5 Year ETF			50,000	2,481,665

TOTAL AFFILIATED EXCHANGE-TRADED FUNDS
(cost $8,372,592)(wa)				8,329,894

OPTION PURCHASED*~ 0.0%
(cost $1,290)				855

TOTAL LONG-TERM INVESTMENTS, BEFORE LONG-TERM OPTIONS WRITTEN 101.8%
(cost $234,651,037)				233,388,416

OPTIONS WRITTEN*~ (0.0)%
(premiums received $0)				(403)

TOTAL LONG-TERM INVESTMENTS, NET OF LONG-TERM OPTIONS WRITTEN 101.8%
(cost $234,651,037)				233,388,013

SHORT-TERM INVESTMENTS 0.8%

AFFILIATED MUTUAL FUND 0.8%
PGIM Core Government Money Market Fund (7-day effective yield 3.780%) (cost $1,897,169)(wa)			1,897,169	1,897,169

OPTIONS PURCHASED*~ 0.0%
(cost $16,558)				41,487

TOTAL SHORT-TERM INVESTMENTS
(cost $1,913,727)				1,938,656

TOTAL INVESTMENTS, BEFORE SHORT-TERM OPTIONS WRITTEN 102.6%
(cost $236,564,764)				235,326,669

OPTIONS WRITTEN*~ (0.0)%
(premiums received $16,558)				(44,842)

TOTAL INVESTMENTS, NET OF SHORT-TERM OPTIONS WRITTEN 102.6%
(cost $236,548,206)				235,281,827
Liabilities in excess of other assets(z) (2.6)%				(5,987,149)

NET ASSETS 100.0%				$229,294,678

See the Glossary for a list of the abbreviation(s) used in the annual report.

* Non-income producing security.

# Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~ See tables subsequent to the Schedule of Investments for options detail.

(c) Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2026.

(cc) Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2026. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d) Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff) Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k) Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(oo) Perpetual security. Maturity date represents next call date.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 243

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

(wa) Represents investments in Funds affiliated with the Manager.

(x) The following represents restricted securities that are acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law.

(x) Restricted Securities:

Issuer	Acquisition Date	Original Cost	Market Value	Percentage of Net Assets
Camelot Return Merger Sub, Inc., Sr. Sec’d. Notes, 144A, 8.750%, 08/01/28	03/04/25	$23,313	$13,008	0.0%
CSC Holdings LLC, Gtd. Notes, 144A, 5.500%, 04/15/27	11/12/25	180,500	115,761	0.1
Total		$203,813	$128,769	0.1%

(z) Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contract:

U.S. Government Agency Obligation	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.
(proceeds receivable $485,703)	5.000%	TBA	10/13/26	$500	$(481,690)

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
1-Year Interest Rate Swap, 02/07/29	Call	JPM	02/03/28	2.24%	2.24%(A)	3 Month EURIBOR(Q)/2.593%	EUR 975	$855
CDX.NA.IG.46.V1, 06/20/31	Call	BOA	09/16/26	0.53%	1.00%(Q)	CDX.NA.IG.46.V1(Q)	726	758
CDX.NA.IG.46.V1, 06/20/31	Call	RBC	12/16/26	0.50%	1.00%(Q)	CDX.NA.IG.46.V1(Q)	907	892
CDX.NA.IG.46.V1, 06/20/31	Call	RBC	12/16/26	0.50%	1.00%(Q)	CDX.NA.IG.46.V1(Q)	453	446
1-Year Interest Rate Swap, 03/23/28	Put	JPM	03/19/27	3.82%	1 Day SOFR(T)/3.680%	3.82%(T)	1,830	10,333
1-Year Interest Rate Swap, 03/23/28	Put	JPM	03/19/27	11.07%	1 Day SOFR(T)/3.680%	11.07%(T)	1,830	3
1-Year Interest Rate Swap, 09/23/27	Put	CITI	09/21/26	2.80%	3 Month EURIBOR(Q)/ 2.593%	2.80%(A)	EUR 1,240	2,305
1-Year Interest Rate Swap, 09/23/27	Put	CITI	09/21/26	10.29%	3 Month EURIBOR(Q)/ 2.593%	10.29%(A)	EUR 1,240	—
2-Year Interest Rate Swap, 11/06/28	Put	BNP	11/04/26	3.21%	1 Day SOFR(A)/3.680%	3.21%(A)	1,340	26,580
2-Year Interest Rate Swap, 11/06/28	Put	BNP	11/04/26	8.19%	1 Day SOFR(A)/3.680%	8.19%(A)	1,340	—
CDX.NA.IG.46.V1, 06/20/31	Put	DB	09/16/26	0.55%	CDX.NA.IG.46.V1(Q)	1.00%(Q)	740	110
CDX.NA.IG.46.V1, 06/20/31	Put	JPM	09/16/26	0.60%	CDX.NA.IG.46.V1(Q)	1.00%(Q)	1,310	60

Total Options Purchased (cost $17,848)								$42,342

Options Written:

OTC Swaptions
Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
1-Year Interest Rate Swap, 02/07/29	Call	JPM	02/03/28	1.74%	3 Month EURIBOR(Q)/ 2.593%	1.74%(A)	EUR 975	$(403)
CDX.NA.IG.46.V1, 06/20/31	Call	DB	09/16/26	0.48%	CDX.NA.IG.46.V1(Q)	1.00%(Q)	740	(82)
1-Year Interest Rate Swap, 03/23/28	Put	JPM	03/19/27	4.27%	4.27%(T)	1 Day SOFR(T)/3.680%	3,660	(10,204)
1-Year Interest Rate Swap, 09/23/27	Put	CITI	09/21/26	3.24%	3.24%(A)	3 Month EURIBOR(Q)/2.593%	EUR 2,480	(74)
2-Year Interest Rate Swap, 11/06/28	Put	BNP	11/04/26	3.49%	3.49%(A)	1 Day SOFR(A)/ 3.680%	1,340	(19,387)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
2-Year Interest Rate Swap, 11/06/28	Put	BNP	11/04/26	3.69%	3.69%(A)	1 Day SOFR(A)/3.680%	1,340	$(14,538)
CDX.NA.IG.46.V1, 06/20/31	Put	DB	09/16/26	0.68%	1.00%(Q)	CDX.NA.IG.46.V1(Q)	1,480	(22)
CDX.NA.IG.46.V1, 06/20/31	Put	JPM	09/16/26	0.70%	1.00%(Q)	CDX.NA.IG.46.V1(Q)	2,620	(30)
CDX.NA.IG.46.V1, 06/20/31	Put	BOA	09/16/26	0.75%	1.00%(Q)	CDX.NA.IG.46.V1(Q)	726	(5)
CDX.NA.IG.46.V1, 06/20/31	Put	RBC	12/16/26	0.88%	1.00%(Q)	CDX.NA.IG.46.V1(Q)	907	(367)
CDX.NA.IG.46.V1, 06/20/31	Put	RBC	12/16/26	1.00%	1.00%(Q)	CDX.NA.IG.46.V1(Q)	453	(133)

Total Options Written (premiums received $16,558)								$(45,245)

Futures contracts outstanding at August 31, 2026:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
327	2 Year U.S. Treasury Notes	Dec. 2026	$67,111,641	$(167,085)
5	10 Year Australian Treasury Bonds	Sep. 2026	383,462	(3,211)
3	10 Year Euro-Bund	Dec. 2026	426,591	(1,362)
70	20 Year U.S. Treasury Bonds	Dec. 2026	7,603,750	(17,637)

				(189,295)

Short Positions:
13	3 Month CME SOFR	Sep. 2026	3,131,538	(1,931)
1	5 Year Euro-Bobl	Sep. 2026	131,604	1,951
4	5 Year Euro-Bobl	Dec. 2026	527,855	1,169
105	5 Year U.S. Treasury Notes	Dec. 2026	11,098,829	46,473
41	10 Year U.S. Treasury Notes	Dec. 2026	4,413,906	22,803
5	10 Year U.S. Ultra Treasury Notes	Dec. 2026	547,109	931
73	30 Year U.S. Ultra Treasury Bonds	Dec. 2026	8,032,281	14,627
3	Euro Schatz Index	Dec. 2026	366,498	311

				86,334

				$(102,961)

Forward foreign currency exchange contracts outstanding at August 31, 2026:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 10/22/26	CITI	EUR	539	$617,555	$627,593	$10,038	$—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 10/22/26	DB	GBP	282	$380,064	$381,661	$—	$(1,597)
Euro,
Expiring 10/22/26	BNP	EUR	1,939	2,230,864	2,256,546	—	(25,682)
Expiring 10/22/26	BNP	EUR	1,662	1,907,915	1,934,182	—	(26,267)
Expiring 10/22/26	BNY	EUR	1,939	2,231,170	2,256,546	—	(25,376)
Expiring 10/22/26	TD	EUR	1,977	2,283,268	2,301,019	—	(17,751)

				$9,033,281	$9,129,954	—	(96,673)

						$10,038	$(96,673)

See Notes to Financial Statements.

PGIM Fixed Income ETFs 245

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Credit default swap agreements outstanding at August 31, 2026:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)			Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Buy Protection(1):
Republic of France	12/20/30	0.250	%(Q)		90		$(402)	$(232)	$(170)	BARC

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)		Implied Credit Spread at August 31, 2026(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Alphabet, Inc.	06/20/30	1.000	%(Q)		100	0.500%	$1,950	$2,095	$(145)	GSI
Banco Santander SA	03/20/27	1.000	%(Q)	EUR	200	0.116%	1,592	1,105	487	BARC
Bank of America Corp.	06/20/27	1.000	%(Q)		758	0.284%	5,810	3,761	2,049	GSI
Bank of America Corp.	06/20/27	1.000	%(Q)		613	0.284%	4,699	3,434	1,265	GSI
Bank of Nova Scotia	12/20/26	1.000	%(Q)		101	0.281%	420	220	200	CITI
Barclays Bank PLC	12/20/26	1.000	%(Q)		284	0.231%	1,225	583	642	GSI
Barclays Bank PLC	12/20/26	1.000	%(Q)	EUR	134	0.224%	676	388	288	JPM
Barclays Bank PLC	03/20/27	1.000	%(Q)	EUR	327	0.259%	2,303	1,577	726	MSI
BNP Paribas SA	03/20/27	1.000	%(Q)	EUR	362	0.167%	2,764	2,031	733	MSI
Citigroup, Inc.	12/20/26	1.000	%(Q)		360	0.225%	1,561	753	808	GSI
Citigroup, Inc.	12/20/27	1.000	%(Q)		406	0.299%	4,433	3,171	1,262	GSI
Comision Federal de Electricidad	06/20/27	1.000	%(Q)		100	0.999%	198	120	78	BARC
Comision Federal de Electricidad	06/20/29	1.000	%(Q)		85	1.282%	(460)	(334)	(126)	BARC
European Investment Bank	12/20/26	—	%(Q)		342	0.034%	(35)	(52)	17	BARC
Hellenic Republic	12/20/26	1.000	%(Q)		110	0.053%	535	302	233	BARC
Hellenic Republic	06/20/27	1.000	%(Q)		15	0.073%	141	84	57	BARC
Hellenic Republic	12/20/27	1.000	%(Q)		10	0.106%	134	82	52	BARC
HSBC Bank PLC	12/20/26	1.000	%(Q)		132	0.133%	609	335	274	MSI
Kingdom of Norway	12/20/26	—	%(Q)		140	0.029%	(12)	(21)	9	BARC
National Bank of Canada	12/20/26	1.000	%(Q)		59	0.274%	247	131	116	CITI
Nomura Holdings, Inc.	12/20/27	1.000	%(Q)		122	0.404%	1,168	1,010	158	BOA
Republic of Angola	12/20/27	1.000	%(Q)		200	2.050%	(2,255)	(6,138)	3,883	BARC
Republic of Argentina	12/20/26	5.000	%(Q)		100	1.075%	2,179	(311)	2,490	MSI
Republic of Colombia	12/20/26	1.000	%(Q)		200	0.456%	725	348	377	CITI
Republic of Colombia	12/20/26	1.000	%(Q)		38	0.456%	137	22	115	BARC
Republic of Ecuador	06/20/27	5.000	%(Q)		200	1.203%	7,989	(465)	8,454	GSI

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Credit default swap agreements outstanding at August 31, 2026 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at August 31, 2026(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Republic of
France	12/20/26	0.250%(Q)		309	0.074%	$ 318	$ 144	$ 174	BARC
Republic of
France	12/20/26	0.250%(Q)		72	0.074%	74	33	41	BARC
Republic of
France	12/20/30	0.250%(Q)		90	0.300%	(135)	(477)	342	BARC
Republic of Italy	09/20/26	1.000%(Q)		291	0.050%	726	152	574	BARC
Republic of Ivory
Coast	04/07/27	1.885%(Q)		360	0.690%	3,904	(29)	3,933	DB
Republic of Ivory
Coast	06/20/27	1.000%(Q)		50	0.742%	201	(611)	812	MSI
Republic of
Panama	06/20/27	1.000%(Q)		305	0.355%	2,166	1,327	839	CITI
Republic of
Panama	06/20/27	1.000%(Q)		95	0.355%	674	431	243	BARC
Republic of
Romania	12/20/26	1.000%(Q)		12	0.390%	46	18	28	BOA
Skandinaviska Enskilda
Banken AB	12/20/26	1.000%(Q)		93	0.067%	448	247	201	MSI
Socialist
Republic of
Vietnam	12/20/27	1.000%(Q)		100	0.324%	1,060	765	295	BARC
Standard
Chartered PLC	12/20/26	1.000%(Q)		60	0.130%	278	149	129	MSI
State of Israel	06/20/27	1.000%(Q)		190	0.160%	1,645	1,270	375	CITI
TotalEnergies
Capital SA	12/20/26	1.000%(Q)	EUR	100	0.080%	557	333	224	BARC
UBS Group AG	12/20/26	1.000%(Q)	EUR	535	0.114%	2,911	1,662	1,249	GSI
Verizon
Communications,
Inc.	06/20/27	1.000%(Q)		179	0.306%	1,341	1,030	311	GSI
Volkswagen AG	12/20/26	1.000%(Q)	EUR	200	0.217%	1,015	581	434	BARC
Volkswagen AG	06/20/27	1.000%(Q)	EUR	100	0.241%	936	705	231	BARC
Volkswagen AG	09/20/27	1.000%(Q)	EUR	253	0.292%	2,762	2,174	588	BARC
Wells Fargo & Co.	12/20/26	1.000%(Q)		569	0.195%	2,517	1,399	1,118	JPM
Wells Fargo & Co.	12/20/26	1.000%(Q)		297	0.195%	1,314	717	597	GSI
Wells Fargo & Co.	12/20/26	1.000%(Q)		295	0.195%	1,305	752	553	JPM

						$64,796	$27,003	$37,793

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2026(4)	Value at Trade Date	Value at August 31, 2026	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.IG.46.V1	06/20/31	1.000%(Q)	38,950	0.503%	$586,573	$909,796	$323,223

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced

See Notes to Financial Statements.

PGIM Fixed Income ETFs  247

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2026	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreement:
8,670	06/11/27	3.058%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$—	$(51,151)	$(51,151)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at August 31, 2026:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2026	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
CAD 510	05/20/36	3.010%(S)	1 Day CORRA(2)(S)/ 2.270%	$—	$(14,133)	$(14,133)
CHF 100	02/23/36	0.480%(A)	1 Day SARON(2)(A)/ (0.060)%	—	(1,945)	(1,945)
CHF 435	07/30/36	0.650%(A)	1 Day SARON(2)(A)/ (0.060)%	(498)	(2,165)	(1,667)
CHF 200	08/04/36	0.688%(A)	1 Day SARON(2)(A)/ (0.060)%	—	(122)	(122)
GBP 170	02/19/46	4.423%(A)	1 Day SONIA(2)(A)/ 3.731%	(4)	(16,384)	(16,380)
JPY 40,000	02/24/46	2.530%(A)	1 Day TONAR(2)(A)/ 0.977%	—	(30,338)	(30,338)
JPY 53,000	03/02/46	2.569%(A)	1 Day TONAR(2)(A)/ 0.977%	(12,004)	(38,404)	(26,400)
MXN 8,360	02/28/31	7.348%(M)	28 Day Mexican Interbank Rate(2)(M)/ 6.766%	—	(8,359)	(8,359)
MXN 4,920	02/25/33	7.566%(M)	28 Day Mexican Interbank Rate(2)(M)/ 6.766%	—	(7,285)	(7,285)
NZD 630	02/23/36	4.014%(S)	3 Month BBR(2)(Q)/ 3.060%	—	(11,324)	(11,324)
180	09/25/26	4.699%(A)	1 Day SOFR(1)(A)/ 3.680%	12	(1,386)	(1,398)
2,890	05/13/27	4.497%(A)	1 Day SOFR(2)(A)/ 3.680%	249	15,786	15,537
2,305	07/08/28	4.000%(A)	1 Day SOFR(2)(A)/ 3.680%	1,474	(7,529)	(9,003)
920	06/01/31	3.886%(A)	1 Day SOFR(2)(A)/ 3.680%	—	(13,230)	(13,230)
286	08/13/31	3.685%(A)	1 Day SOFR(2)(A)/ 3.680%	—	(7,005)	(7,005)
286	08/13/31	3.885%(A)	1 Day SOFR(1)(A)/ 3.680%	—	4,435	4,435
524	05/26/36	3.672%(A)	1 Day SOFR(1)(A)/ 3.680%	—	28,979	28,979
470	12/20/44	3.995%(A)	1 Day SOFR(2)(A)/ 3.680%	—	(33,826)	(33,826)
625	08/11/46	4.000%(A)	1 Day SOFR(2)(A)/ 3.680%	(31,688)	(49,517)	(17,829)
115	12/16/49	3.805%(A)	1 Day SOFR(2)(A)/ 3.680%	(774)	(13,172)	(12,398)
233	11/15/52	3.927%(A)	1 Day SOFR(1)(A)/ 3.680%	—	23,524	23,524
60	05/11/54	1.350%(A)	1 Day SOFR(1)(A)/ 3.680%	26,146	30,862	4,716
3,410	12/14/54	3.136%(A)	1 Day SOFR(1)(A)/ 3.680%	109,594	163,692	54,098
105	12/16/54	3.719%(A)	1 Day SOFR(1)(A)/ 3.680%	795	14,310	13,515
360	12/20/54	3.825%(A)	1 Day SOFR(1)(A)/ 3.680%	—	42,749	42,749
955	01/15/55	4.130%(A)	1 Day SOFR(1)(A)/ 3.680%	(17,198)	65,459	82,657
1,251	06/01/56	4.132%(A)	1 Day SOFR(1)(A)/ 3.680%	—	11,170	11,170
2,331	06/04/56	4.127%(A)	1 Day SOFR(1)(A)/ 3.680%	(1,440)	21,158	22,598

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2026	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
505	08/11/56	3.870%(A)	1 Day SOFR(1)(A)/ 3.680%	$39,405	$57,052	$17,647
ZAR 8,915	06/03/36	8.080%(A)	1 Day ZARONIA(2)(A)/ 6.860%	(18)	(5,332)	(5,314)

				$114,051	$217,720	$103,669

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$35,441	$(8,670)	$38,064	$(441)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$—	$1,285,020
JPS	—	391,528

Total	$—	$1,676,548

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$802,547	$—
Collateralized Loan Obligations	—	21,649,237	—
Consumer Loans	—	2,057,571	—
Credit Cards	—	299,519	—
Equipment	—	986,391	—
Home Equity Loans	—	6,082,263	—
Other	—	2,214,190	—
Residential Mortgage-Backed Securities	—	228,046	—
Commercial Mortgage-Backed Securities	—	12,719,669	—
Corporate Bonds	—	51,397,278	—
Residential Mortgage-Backed Securities	—	19,060,939	—
Sovereign Bonds	—	4,313,759	—
U.S. Government Agency Obligations	—	19,266,805	—
U.S. Treasury Obligations	—	83,979,453	—
Affiliated Exchange-Traded Funds
Fixed Income	8,329,894	—	—
Option Purchased	—	855	—

See Notes to Financial Statements.

PGIM Fixed Income ETFs 249

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments
Affiliated Mutual Fund	$1,897,169	$—	$—
Options Purchased	—	41,487	—

Total	$10,227,063	$225,100,009	$—

Liabilities
Long-Term Investments
Options Written	$—	$(403)	$—
Short-Term Investments
Options Written	$—	$(44,842)	$—

Total	$—	$(45,245)	$—

Other Financial Instruments*
Assets
Futures Contracts	$88,265	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	10,038	—
Centrally Cleared Credit Default Swap Agreement	—	323,223	—
OTC Credit Default Swap Agreements	—	67,693	—
Centrally Cleared Interest Rate Swap Agreements	—	321,625	—

Total	$88,265	$722,579	$—

Liabilities
Forward Commitment Contract	$—	$(481,690)	$—
Futures Contracts	(191,226)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(96,673)	—
OTC Credit Default Swap Agreements	—	(3,299)	—
Centrally Cleared Inflation Swap Agreement	—	(51,151)	—
Centrally Cleared Interest Rate Swap Agreements	—	(217,956)	—

Total	$(191,226)	$(850,769)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forward foreign currency exchange contracts and centrally cleared swap contracts are recorded at unrealized appreciation (depreciation), and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2026 were as follows:

U.S. Treasury Obligations	36.6%
Collateralized Loan Obligations	9.4
Residential Mortgage-Backed Securities	8.4
U.S. Government Agency Obligations	8.4
Commercial Mortgage-Backed Securities	5.6
Banks	4.7
Affiliated Exchange-Traded Funds	3.6
Home Equity Loans	2.7
Sovereign Bonds	1.9
Oil & Gas	1.6
Telecommunications	1.6
Pipelines	1.4
Real Estate Investment Trusts (REITs)	1.1
Electric	1.1
Other	1.0
Consumer Loans	0.9
Affiliated Mutual Fund	0.8
Software	0.8
Auto Manufacturers	0.7
Diversified Financial Services	0.7
Airlines	0.7

Foods	0.6%
Agriculture	0.6
Retail	0.5
Media	0.5
Equipment	0.4
Commercial Services	0.4
Chemicals	0.4
Automobiles	0.4
Home Builders	0.3
Packaging & Containers	0.3
Mining	0.3
Internet	0.3
Semiconductors	0.3
Healthcare-Services	0.3
Auto Parts & Equipment	0.3
Aerospace & Defense	0.3
Entertainment	0.3
Transportation	0.3
Lodging	0.2
Leisure Time	0.2
Investment Companies	0.2

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Industry Classification (continued):

Engineering & Construction	0.2%
Holding Companies-Diversified	0.2
Real Estate	0.1
Credit Cards	0.1
Building Materials	0.1
Apparel	0.1
Pharmaceuticals	0.1
Beverages	0.1
Machinery-Construction & Mining	0.1
Iron/Steel	0.1
Computers	0.1
Insurance	0.1
Shipbuilding	0.1
Coal	0.0	*
Multi-National	0.0	*
Environmental Control	0.0	*
Home Furnishings	0.0	*
Household Products/Wares	0.0	*

Machinery-Diversified	0.0	*%
Metal Fabricate/Hardware	0.0	*
Options Purchased	0.0	*
Gas	0.0	*
Healthcare-Products	0.0	*
Electrical Components & Equipment	0.0	*
Miscellaneous Manufacturing	0.0	*
Housewares	0.0	*

	102.6
Options Written	(0.0	)*
Liabilities in excess of other assets	(2.6)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2026 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$323,223	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	35,441		Premiums received for OTC swap agreements	8,670
Credit contracts	Unaffiliated investments	2.266		Options written outstanding, at vallue	639
Credit contracts	Unrealized appreciation on OTC swap agreements	38.064		Unrealized depreciation on OTC swap agreements	441
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	10,038		Unrealized depreciation on OTC forward foreign currency exchange contracts	96,673
Interest rate contracts	Due from/to broker-variation margin futures	88.265	*	Due from/to broker-variation margin futures	191,226	*
Interest rate contracts	Due from/to broker-variation margin swaps	321,625	*	Due from/to broker-variation margin swaps	269,107	*
Interest rate contracts	Unaffiliated investments	40.076		Options written outstanding, at value	44,606

		$858,998			$611,362

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 251

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2026 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$(2,509)	$2,817	$—	$—	$29,546
Foreign exchange contracts	(41,805)	115,807	—	186,429	—
Interest rate contracts	3,039	(3,714)	(512,197)	—	(40,430)

Total	$(41,275)	$114,910	$(512,197)	$186,429	$(10,884)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$(1,759)	$3,403	$—	$—	$313,143
Foreign exchange contracts	1,891	(4,729)	—	(83,450)	—
Interest rate contracts	26,277	(31,175)	(141,318)	—	30,162

Total	$26,409	$(32,501)	$(141,318)	$(83,450)	$343,305

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended August 31, 2026, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$18,995
Options Written (2)	11,626,730
Futures Contracts - Long Positions (2)	52,641,871
Futures Contracts - Short Positions (2)	14,203,863
Forward Foreign Currency Exchange Contracts - Purchased (3)	5,151,814
Forward Foreign Currency Exchange Contracts - Sold (3)	10,758,729
Credit Default Swap Agreements - Buy Protection (2)	99,000
Credit Default Swap Agreements - Sell Protection (2)	33,704,581
Inflation Swap Agreements (2)	1,734,000
Interest Rate Swap Agreements (2)	14,071,679

*	Average volume is based on average quarter end balances for the year ended August 31, 2026.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$15,110	$(7,550)	$ 7,560	$—	$ 7,560
BNP	26,580	(85,874)	(59,294)	—	(59,294)
BNY	—	(25,376)	(25,376)	—	(25,376)
BOA	1,972	(5)	1,967	—	1,967
CITI	17,546	(74)	17,472	—	17,472
DB	4,043	(1,730)	2,313	—	2,313

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
GSI	$ 33,843	$(610)	$ 33,233	$—	$ 33,233
JPM	15,749	(10,637)	5,112	—	5,112
MSI	9,704	(922)	8,782	—	8,782
RBC	1,338	(500)	838	—	838
TD	—	(17,751)	(17,751)	—	(17,751)

	$125,885	$(151,029)	$(25,144)	$—	$(25,144)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 253

PGIM Short Duration Multi-Sector Bond ETF

Statement of Assets & Liabilities

as of August 31, 2026

Assets

Investments at value:
Unaffiliated investments (cost $226,295,003)	$225,100,009
Affiliated investments (cost $10,269,761)	10,227,063
Foreign currency, at value (cost $9,890)	9,957
Receivable for investments sold	3,135,370
Dividends and interest receivable	1,749,559
Unrealized appreciation on OTC swap agreements	38,064
Premiums paid for OTC swap agreements	35,441
Due from broker—variation margin futures	31,990
Due from broker—variation margin swaps	10,086
Unrealized appreciation on OTC forward foreign currency exchange contracts	10,038
Other assets	4,274

Total Assets	240,351,851

Liabilities

Payable for investments purchased	9,491,199
Dividends and Distributions payable	857,397
Forward commitment contracts, at value (proceeds receivable $485,703)	481,690
Unrealized depreciation on OTC forward foreign currency exchange contracts	96,673
Management fee payable	75,858
Options written outstanding, at value (premiums received $16,558)	45,245
Premiums received for OTC swap agreements	8,670
Unrealized depreciation on OTC swap agreements	441

Total Liabilities	11,057,173

Net Assets	$229,294,678

Net assets were comprised of:
Common stock, at par	$4,525
Paid-in capital in excess of par	230,991,654
Total distributable earnings (loss)	(1,701,501)

Net assets, August 31, 2026	$229,294,678

Net asset value, offering price and redemption price per share.
($229,294,678 ÷ 4,525,000 shares of common stock issued and outstanding)	$50.67

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Statement of Operations

Year Ended August 31, 2026

Net Investment Income (Loss)

Income
Interest income	$7,450,705
Affiliated dividend income	348,664

Total income	7,799,369

Expenses
Management fee	665,271
Less: Fee waiver and/or expense reimbursement	(9,062)

Net expenses	656,209

Net investment income (loss)	7,143,160

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $25,907)	292,636
Affiliated net capital gain distributions received	524
Futures transactions	(512,197)
Forward currency contract transactions	186,429
Options written transactions	114,910
Swap agreement transactions	(10,884)
Foreign currency transactions	84,023

155,441

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(64,387))	(2,596,419)
Futures	(141,318)
Forward currency contracts	(83,450)
Options written	(32,501)
Swap agreements	343,305
Foreign currencies	(590)

(2,510,973)

Net gain (loss) on investment and foreign currency transactions	(2,355,532)

Net Increase (Decrease) In Net Assets Resulting From Operations	$4,787,628

See Notes to Financial Statements.

PGIM Fixed Income ETFs 255

PGIM Short Duration Multi-Sector Bond ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2026	2025
Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$7,143,160	$3,156,234

Net realized gain (loss) on investment and foreign currency transactions	155,441	(231,812)

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,510,973)	894,950

Net increase (decrease) in net assets resulting from operations	4,787,628	3,819,372

Dividends and Distributions

Distributions from distributable earnings	(7,907,511)	(3,026,117)

Fund share transactions

Net proceeds from shares sold (3,075,000 and 1,025,000 shares, respectively)	157,640,755	52,219,124

Cost of shares purchased (250,000 and 0 shares, respectively)	(12,797,348)	—

Net increase (decrease) in net assets from Fund share transactions	144,843,407	52,219,124

Total increase (decrease)	141,723,524	53,012,379

Net Assets:

Beginning of year	87,571,154	34,558,775

End of year	$229,294,678	$87,571,154

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond ETF

Financial Highlights

	Year Ended August 31,			July 19, 2023(a) through August 31, 2023
	2026	2025	2024
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$51.51	$51.20	$50.40	$50.00
Income (loss) from investment operations:
Net investment income (loss)	2.21	2.45	2.76	0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.61)	0.31	1.10	0.08	(c)
Total from investment operations	1.60	2.76	3.86	0.40
Less Dividends and Distributions:
Dividends from net investment income	(2.41)	(2.39)	(2.99)	-
Distributions from net realized gains	(0.03)	(0.06)	(0.07)	-
Total dividends and distributions	(2.44)	(2.45)	(3.06)	-
Net asset value, end of period	$50.67	$51.51	$51.20	$50.40
Total Return(d):	3.16%	5.54%	7.97%	0.79%

Ratios/Supplemental Data:
Net assets, end of period (000)	$229,295	$87,571	$34,559	$25,198
Average net assets (000)	$166,318	$65,701	$31,387	$25,087
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.39%	0.37%	0.38%	0.40	%(f)
Expenses before waivers and/or expense reimbursement	0.40%	0.40%	0.40%	0.40	%(f)
Net investment income (loss)	4.29%	4.80%	5.47%	5.49	%(f)
Portfolio turnover rate(g)	101%	108%	71%	78%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 257

PGIM Total Return Bond ETF

Schedule of Investments

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 102.0%

ASSET-BACKED SECURITIES 12.5%

Automobiles 0.5%

Avis Budget Rental Car Funding AESOP LLC,
Series 2023-04A, Class A, 144A	5.490%	06/20/29	500	$504,845
Series 2024-01A, Class A, 144A	5.360	06/20/30	850	856,853
Ford Credit Auto Owner Trust,
Series 2023-01, Class C, 144A	5.580	08/15/35	100	100,832
OneMain Direct Auto Receivables Trust,
Series 2023-01A, Class B, 144A	5.810	02/14/31	200	202,517
Series 2023-01A, Class C, 144A	6.140	02/14/31	100	101,328
Series 2025-01A, Class A, 144A	5.360	04/16/35	600	604,602
Series 2025-01A, Class B, 144A	5.560	10/15/35	800	804,260
Series 2025-01A, Class C, 144A	5.760	10/15/35	400	401,251
Series 2026-01A, Class B, 144A	4.700	01/17/34	2,100	2,052,403

				5,628,891

Collateralized Loan Obligations 7.7%
AGL CLO Ltd. (United Kingdom),
Series 2022-20A, Class A1R, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.099(c)	10/20/37	1,500	1,501,646
AGL Core CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R2, 144A, 3 Month SOFR + 1.230% (Cap N/A, Floor 1.230%)	4.959(c)	07/20/39	7,750	7,767,912
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2019-14A, Class AR, 144A, 3 Month SOFR + 1.422% (Cap N/A, Floor 1.160%)	5.151(c)	07/20/32	89	88,942
Avoca CLO DAC (Ireland),
Series 29A, Class BR, 144A, 3 Month EURIBOR + 1.850% (Cap N/A, Floor 1.850%)	4.281(c)	10/15/38	EUR 3,650	4,257,690
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2022-01A, Class A, 144A, 3 Month SOFR + 1.330% (Cap N/A, Floor 1.330%)	5.123(c)	04/15/35	292	292,001
Canyon Euro CLO DAC (Ireland),
Series 2023-01A, Class AR, 144A, 3 Month EURIBOR + 1.290% (Cap N/A, Floor 1.290%)	3.945(c)	07/15/38	EUR 10,000	11,632,807
Carlyle US CLO Ltd. (Cayman Islands),
Series 2021-06A, Class BR, 144A, 3 Month SOFR + 1.700% (Cap N/A, Floor 1.700%)	5.453(c)	01/15/38	1,750	1,756,066
CBAMR Ltd. (Cayman Islands),
Series 2017-02A, Class A1RR, 144A, 3 Month SOFR + 1.320% (Cap N/A, Floor 1.320%)	5.008(c)	04/17/39	9,000	9,023,247
CIFC Funding Ltd. (Cayman Islands),
Series 2018-02A, Class A1R, 144A, 3 Month SOFR + 1.370% (Cap N/A, Floor 1.370%)	5.099(c)	10/20/37	3,000	3,003,347
CVC Cordatus Loan Fund DAC (Ireland),
Series 15A, Class ARR, 144A, 3 Month EURIBOR + 1.270% (Cap N/A, Floor 1.270%)	3.626(c)	02/26/39	EUR 4,350	5,062,650
Elmwood CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1RR, 144A, 3 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	5.079(c)	10/20/37	2,500	2,501,675
Series 2025-03A, Class A, 144A, 3 Month SOFR + 1.240% (Cap N/A, Floor 1.240%)	4.990(c)	03/22/38	2,250	2,252,244
Gallatin CLO Ltd. (Bermuda),
Series 2024-01A, Class B, 144A, 3 Month SOFR + 1.950% (Cap N/A, Floor 1.950%)	5.679(c)	10/20/37	2,000	2,004,994
Grosvenor Place CLO DAC (Ireland),
Series 2022-01A, Class AR, 144A, 3 Month EURIBOR + 1.330% (Cap N/A, Floor 1.330%)	3.761(c)	05/24/38	EUR 2,750	3,200,763
Jubilee CLO DAC (Ireland),
Series 2023-27A, Class AR, 144A, 3 Month EURIBOR + 1.350% (Cap N/A, Floor 1.350%)	3.833(c)	08/21/38	EUR 1,100	1,280,147
Kennedy Lewis CLO Ltd. (Cayman Islands),
Series 02A, Class AR2, 144A, 3 Month SOFR + 1.410% (Cap N/A, Floor 1.410%)	5.162(c)	10/22/37	1,750	1,750,639
Series 03A, Class A1R3, 144A, 3 Month SOFR + 1.190% (Cap N/A, Floor 1.190%)	4.919(c)	10/20/36	4,000	4,001,696
Madison Park Funding Ltd. (Cayman Islands),
Series 2023-63A, Class A1R, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.134(c)	07/21/38	6,500	6,523,810
Ocean Trails CLO Ltd. (Cayman Islands),
Series 2024-16A, Class B, 144A, 3 Month SOFR + 1.800% (Cap N/A, Floor 1.800%)	5.529(c)	01/20/38	1,850	1,858,480
Octagon Ltd. (Cayman Islands),
Series 2021-01A, Class A1R, 144A, 3 Month SOFR + 1.260% (Cap N/A, Floor 1.260%)	4.989(c)	03/20/38	4,000	4,006,000
Series 2023-01A, Class A1R, 144A, 3 Month SOFR + 1.230% (Cap N/A, Floor 1.230%)	4.959(c)	10/20/38	3,000	3,006,600
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2023-01A, Class A1R, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.053(c)	03/15/38	5,800	5,809,736

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
St. Paul’s CLO DAC (Ireland),
Series 10A, Class AR, 144A, 3 Month EURIBOR + 0.800% (Cap N/A, Floor 0.800%)	3.293%(c)	04/22/35	EUR 550	$637,783
Symphony CLO Ltd. (United Kingdom),
Series 2022-37A, Class AR2, 144A, 3 Month SOFR + 1.130% (Cap N/A, Floor 1.130%)	4.859(c)	01/20/37	250	250,027
Tikehau CLO DAC (Ireland),
Series 13A, Class A, 144A, 3 Month EURIBOR + 1.190% (Cap N/A, Floor 1.190%)	3.621(c)	10/15/38	EUR 2,250	2,615,551
Warwick Capital CLO Ltd. (Cayman Islands),
Series 2024-04A, Class A1, 144A, 3 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.129(c)	07/20/37	1,550	1,550,000
Wellfleet CLO Ltd. (Cayman Islands),
Series 2022-01A, Class A1RN, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.173(c)	07/15/37	2,000	2,000,860

				89,637,313

Consumer Loans 0.9%
Affirm Asset Securitization Trust,
Series 2024-B, Class B, 144A	4.880	09/15/29	300	300,028
Affirm Master Trust,
Series 2025-02A, Class C, 144A	5.260	07/15/33	1,500	1,502,273
Series 2025-03A, Class B, 144A	4.750	10/16/34	900	891,873
Greensky Home Improvement Issuer Trust,
Series 2026-A, Class A2, 144A	5.260	12/15/70	500	499,106
GreenSky Home Improvement Issuer Trust,
Series 2026-REV01, Class A, 144A	4.930	05/15/41	1,800	1,793,125
Lendmark Funding Trust,
Series 2026-01A, Class A, 144A	4.800	11/20/35	1,300	1,285,672
Mariner Finance Issuance Trust,
Series 2025-BA, Class A, 144A	4.590	11/22/38	900	887,324
OneMain Financial Issuance Trust,
Series 2023-01A, Class A, 144A	5.500	06/14/38	300	303,483
Series 2023-02A, Class C, 144A	6.740	09/15/36	100	101,435
Series 2023-02A, Class D, 144A	7.520	09/15/36	100	102,256
Series 2025-01A, Class C, 144A	5.200	07/14/38	500	496,475
Sotheby’s Artfi Master Trust,
Series 2026-01A, Class A1, 144A	4.800	06/20/33	1,000	993,495
Stream Innovations Issuer Trust,
Series 2024-02A, Class A, 144A	5.210	02/15/45	308	304,904
Series 2025-01A, Class A, 144A	5.050	09/15/45	331	327,745
Series 2026-01A, Class A, 144A	4.780	08/15/46	675	660,339

				10,449,533

Credit Cards 0.2%
CCI GPCC JV SPE III LLC,
Series 2026-01A, Class A, 144A	5.960	06/16/36	1,700	1,697,278
Genesis Sales Finance Master Trust,
Series 2024-B, Class A, 144A	5.870	12/20/32	1,000	1,002,699

				2,699,977

Equipment 0.2%
Lmdv Issuer Co. LLC,
Series 2026-01A, Class A2, 144A	5.380	07/17/56	900	886,791
Post Road Equipment Finance LLC,
Series 2026-01A, Class C, 144A	5.120	06/15/33	500	494,888
VB-S1 Issuer LLC,
Series 2026-01A, Class C2, 144A	4.693	03/15/56	500	483,523

				1,865,202

See Notes to Financial Statements.

PGIM Fixed Income ETFs 259

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Home Equity Loans 1.9%
BRAVO Residential Funding Trust,
Series 2024-CES01, Class A1A, 144A	6.377%(cc)	04/25/54	248	$249,053
Series 2025-CES02, Class A1, 144A	4.960(cc)	07/26/55	466	460,712
Series 2026-CES01, Class A1A, 144A	5.254(cc)	04/25/56	937	928,522
Citigroup Mortgage Loan Trust,
Series 2026-HE01, Class A1, 144A, 30 Day Average SOFR + 1.350% (Cap N/A, Floor 0.000%)	4.993(c)	10/25/56	1,375	1,376,592
COOPR Residential Mortgage Trust,
Series 2025-CES02, Class A1A, 144A	5.502(cc)	06/25/60	730	728,674
Series 2025-CES03, Class A1A, 144A	4.840(cc)	09/25/60	842	827,663
Series 2025-CES04, Class A1A, 144A	5.040(cc)	11/25/60	615	607,121
EFMT,
Series 2024-CES01, Class A1, 144A	5.522(cc)	01/26/60	403	402,034
Series 2025-CES01, Class A1A, 144A	5.726(cc)	01/25/60	285	284,945
Ellington Financial Mortgage Trust,
Series 2026-CES02, Class A1A, 144A	5.602(cc)	06/25/61	1,365	1,360,406
FIGRE Trust,
Series 2026-FL01, Class A1, 144A	5.489(cc)	03/25/56	903	898,295
Series 2026-HE01, Class A, 144A	4.982(cc)	01/25/56	433	425,186
Series 2026-HF07, Class A, 144A, 30 Day Average SOFR + 1.300% (Cap N/A, Floor 0.000%)	4.943(c)	07/25/56	1,173	1,171,715
GS Mortgage-Backed Securities Trust,
Series 2024-HE02, Class A1, 144A, 30 Day Average SOFR + 1.500% (Cap N/A, Floor 1.500%)	5.143(c)	01/25/55	220	220,133
Series 2026-CES01, Class A1, 144A	4.899(cc)	05/25/56	940	927,560
Series 2026-CES03, Class A1A, 144A	5.358(cc)	09/25/56	850	843,309
JPMorgan Mortgage Trust,
Series 2023-HE02, Class A1, 144A, 30 Day Average SOFR + 1.700% (Cap N/A, Floor 0.000%)	5.339(c)	03/20/54	32	32,097
Series 2025-CES01, Class A1, 144A	5.666(cc)	05/25/55	219	219,505
Series 2025-CES02, Class A1, 144A	5.592(cc)	06/25/55	529	528,680
Series 2026-ACES01, Class A1, 144A	4.894(cc)	04/25/66	864	847,687
Series 2026-CES01, Class A1A, 144A	4.909(cc)	06/25/56	1,038	1,023,220
OBX Trust,
Series 2025-HE01, Class A1, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)	5.243(c)	02/25/55	567	569,500
RCKT Mortgage Trust,
Series 2024-CES05, Class A1A, 144A	5.846(cc)	08/25/44	120	120,333
Series 2024-CES07, Class A1A, 144A	5.158(cc)	10/25/44	198	197,641
Series 2024-CES09, Class A1A, 144A	5.582(cc)	12/25/44	239	238,984
Series 2025-CES01, Class A1A, 144A	5.653(cc)	01/25/45	232	231,979
Series 2025-CES02, Class A1A, 144A	5.503(cc)	02/25/55	365	364,879
Series 2025-CES03, Class A1A, 144A	5.553(cc)	03/25/55	633	631,973
Series 2025-CES06, Class A1A, 144A	5.472(cc)	06/25/55	696	694,953
Series 2025-CES07, Class A1A, 144A	5.377(cc)	07/25/55	463	461,694
Series 2026-CES06, Class A1A, 144A	5.321(cc)	06/25/56	980	973,031
Towd Point Mortgage Trust,
Series 2023-CES02, Class A1A, 144A	7.294(cc)	10/25/63	734	733,576
Series 2024-CES01, Class A1A, 144A	5.848(cc)	01/25/64	42	41,995
Series 2024-CES02, Class A1A, 144A	6.125(cc)	02/25/64	38	38,136
Series 2024-CES05, Class A1, 144A	5.167(cc)	09/25/64	268	266,964
Series 2024-CES05, Class A2, 144A	5.202(cc)	09/25/64	400	397,463
Series 2024-CES06, Class A1, 144A	5.725(cc)	11/25/64	235	235,545
Series 2025-CES01, Class A1, 144A	5.705(cc)	02/25/55	319	319,021
Series 2025-CES02, Class A1, 144A	5.348(cc)	07/25/65	420	418,442
Series 2025-CES03, Class A1A, 144A	5.278(cc)	08/25/65	606	602,969
Series 2025-CRM01, Class A1, 144A	5.799(cc)	01/25/65	318	317,676

				22,219,863

Other 0.9%
Consolidated Communications LLC/Fidium Fiber Finance Holdco LLC,
Series 2025-04A, Class A2, 144A	5.522	12/20/55	900	892,496

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Other (cont’d.)

GoodLeap Home Improvement Solutions Trust,
Series 2025-02A, Class A, 144A	5.320%	06/20/49	673	$671,182
GoodLeap Sustainable Home Solutions Trust,
Series 2023-04C, Class A, 144A	6.480	03/20/57	152	146,574
Series 2024-01GS, Class A, 144A	6.250	06/20/57	163	155,444
GreenSky Home Improvement Issuer Trust,
Series 2024-02, Class A3, 144A	5.150	10/27/59	463	465,034
GreenSky Home Improvement Trust,
Series 2024-01, Class A4, 144A	5.670	06/25/59	31	30,917
Invitation Homes Trust,
Series 2024-SFR01, Class C, 144A	4.250	09/17/41	500	478,929
Oryx Funding LLC,
Series 2026-01A, Class A2, 144A	6.299	06/05/56	1,900	1,880,892
PK Alift Loan Funding 7 LP,
Series 2025-02, Class A, 144A	4.750	03/15/43	452	446,385
PK Alift Loan Funding 8 LP,
Series 2026-01, Class A, 144A	4.614	09/15/43	992	971,172
PK Alift Loan Funding 9 LP,
Series 2026-02, Class A, 144A	5.217	02/15/44	900	894,599
Sunrun Prometheus Issuer LLC,
Series 2026-01A, Class A1, 144A	6.300	08/01/61	998	972,268
Tesla Sustainable Energy Trust,
Series 2024-01A, Class A2, 144A	5.080	06/21/50	301	301,108
Tricon Residential Trust,
Series 2025-SFR01, Class A, 144A, 1 Month SOFR + 1.100% (Cap N/A, Floor 1.100%)	4.739(c)	03/17/42	685	684,431
Volofin Finance Designated Activity Co.,
Series 2026-01A, Class A, 144A	5.505	12/15/37	1,000	997,745

				9,989,176

Residential Mortgage-Backed Securities 0.2%
Towd Point Mortgage Trust,
Series 2025-FIX01, Class A1, 144A	4.968(cc)	09/25/65	644	635,656
Series 2025-FIX02, Class A1, 144A	5.249(cc)	10/25/65	550	545,831
Series 2025-HE02, Class A1A, 144A, 30 Day Average SOFR + 1.350% (Cap N/A, Floor 1.350%)	4.993(c)	09/25/65	607	608,122

				1,789,609

TOTAL ASSET-BACKED SECURITIES
(cost $143,946,733)				144,279,564

COMMERCIAL MORTGAGE-BACKED SECURITIES 7.0%
1301 Trust,
Series 2025-1301, Class A, 144A	5.227(cc)	08/11/42	2,180	2,158,249
ARES Commercial Mortgage Trust,
Series 2026-AZURE, Class A, 144A, 1 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	4.989(c)	03/15/38	1,850	1,854,616
Series 2026-AZURE, Class C, 144A, 1 Month SOFR + 1.900% (Cap N/A, Floor 1.900%)	5.539(c)	03/15/38	975	977,398
Series 2026-AZURE, Class D, 144A, 1 Month SOFR + 2.350% (Cap N/A, Floor 2.350%)	5.989(c)	03/15/38	1,275	1,275,000
ARES Trust,
Series 2025-IND03, Class A, 144A, 1 Month SOFR + 1.500% (Cap N/A, Floor 1.500%)	5.139(c)	04/15/42	410	410,512
Series 2026-TRON, Class A, 144A, 1 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.059(c)	05/15/43	1,664	1,668,635
BANK,
Series 2020-BN30, Class A3	1.650	12/15/53	1,602	1,425,566
Bank of America Merrill Lynch Commercial Mortgage Trust,
Series 2017-BNK03, Class XB, IO	0.735(cc)	02/15/50	8,410	2,263
BANK5,
Series 2023-05YR04, Class A3	6.500	12/15/56	1,039	1,062,524
Series 2024-05YR09, Class A3	5.614	08/15/57	2,152	2,178,495
Series 2024-05YR10, Class A3	5.302	10/15/57	3,470	3,483,943
Series 2025-05YR17, Class A3	5.225	11/15/58	1,440	1,442,039

See Notes to Financial Statements.

PGIM Fixed Income ETFs 261

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Barclays Commercial Mortgage Securities Trust,
Series 2020-C07, Class XB, IO	1.076%(cc)	04/15/53	1,019	$32,262
Series 2023-05C23, Class A3	6.675(cc)	12/15/56	1,820	1,871,134
Series 2025-05C33, Class A4	5.839	03/15/58	1,000	1,021,137
Benchmark Mortgage Trust,
Series 2018-B07, Class A3	4.241	05/15/53	590	581,280
Series 2020-B17, Class A4	2.042	03/15/53	3,000	2,713,323
Series 2021-B26, Class XB, IO, 144A	0.639(cc)	06/15/54	18,164	456,383
Series 2023-B40, Class A2	6.930	12/15/56	381	390,372
Series 2023-V02, Class A3	5.812(cc)	05/15/55	666	673,351
Series 2024-V08, Class A3	6.189(cc)	07/15/57	900	922,646
Series 2024-V10, Class A3	5.277	09/15/57	1,050	1,053,185
Series 2025-V18, Class A3	5.184	10/15/58	2,000	2,000,460
BFLD Mortgage Trust,
Series 2024-WRHS, Class A, 144A, 1 Month SOFR + 1.492% (Cap N/A, Floor 1.492%)	5.131(c)	07/15/39	278	278,447
BFLD Trust,
Series 2025-EWEST, Class A, 144A, 1 Month SOFR + 1.550% (Cap N/A, Floor 1.550%)	5.189(c)	06/15/42	349	349,215
BMO Mortgage Trust,
Series 2024-05C06, Class A3	5.316	09/15/57	2,750	2,756,783
Series 2026-05C15, Class A3	5.684	06/15/59	3,100	3,151,573
BRES Commercial Mortgage Trust,
Series 2025-ATCAP, Class A, 144A, 1 Month SOFR + 1.494% (Cap N/A, Floor 1.494%)	5.133(c)	11/15/42	2,600	2,593,967
BX Commercial Mortgage Trust,
Series 2024-AIR02, Class A, 144A, 1 Month SOFR + 1.492% (Cap N/A, Floor 1.492%)	5.131(c)	10/15/41	480	481,089
Series 2024-AIRC, Class A, 144A, 1 Month SOFR + 1.691% (Cap N/A, Floor 1.691%)	5.330(c)	08/15/41	1,701	1,707,871
Series 2025-BCAT, Class A, 144A, 1 Month SOFR + 1.380% (Cap N/A, Floor 1.380%)	5.019(c)	08/15/42	496	497,106
Series 2025-SPOT, Class B, 144A, 1 Month SOFR + 1.743% (Cap N/A, Floor 1.743%)	5.382(c)	04/15/40	265	265,487
Series 2025-SPOT, Class C, 144A, 1 Month SOFR + 2.043% (Cap N/A, Floor 2.043%)	5.682(c)	04/15/40	346	346,483
Series 2026-CSMO, Class A, 144A, 1 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.039(c)	02/15/43	1,600	1,604,000
BX Trust,
Series 2025-ARIA, Class A, 144A	5.199(cc)	12/13/42	1,250	1,236,675
Series 2025-ROIC, Class A, 144A, 1 Month SOFR + 1.144% (Cap N/A, Floor 1.144%)	4.783(c)	03/15/30	1,118	1,116,096
Series 2026-ORBT, Class A, 144A, 1 Month SOFR + 1.400% (Cap N/A, Floor 1.400%)	5.039(c)	07/15/43	3,000	3,007,500
BXMT Ltd. (Cayman Islands),
Series 2025-FL05, Class A, 144A, 1 Month SOFR + 1.639% (Cap N/A, Floor 1.639%)	5.278(c)	10/18/42	430	430,388
BXP Trust,
Series 2021-601L, Class A, 144A	2.618	01/15/44	150	129,416
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A4	2.624	11/15/52	109	101,369
CCUBS Commercial Mortgage Trust,
Series 2017-C01, Class A3	3.283(cc)	11/15/50	783	770,676
Citigroup Commercial Mortgage Trust,
Series 2019-GC43, Class A3	2.782	11/10/52	487	454,354
Commercial Mortgage Trust,
Series 2017-COR02, Class A3	3.510	09/10/50	373	368,262
Series 2024-277P, Class A, 144A	6.338	08/10/44	200	205,129
Series 2024-277P, Class X, IO, 144A	0.894(cc)	08/10/44	1,000	18,974
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A	3.953	09/15/37	250	230,690
CSAIL Commercial Mortgage Trust,
Series 2018-CX11, Class A4	3.766	04/15/51	125	123,707
DBC Mortgage Trust,
Series 2025-DBC, Class A, 144A, 1 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	4.989(c)	11/15/42	3,300	3,304,125
Durst Commercial Mortgage Trust,
Series 2025-151, Class A, 144A	5.317(cc)	08/10/42	1,500	1,492,511
GS Mortgage Securities Corp. Trust,
Series 2024-RVR, Class A, 144A	5.372(cc)	08/10/41	1,075	1,067,175
GS Mortgage Securities Trust,
Series 2017-GS08, Class A3	3.205	11/10/50	1,560	1,543,386
Series 2018-GS10, Class A4	3.890	07/10/51	125	123,131
Series 2021-GSA03, Class XB, IO	0.736(cc)	12/15/54	2,000	59,447

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JPMDB Commercial Mortgage Securities Trust,
Series 2020-COR07, Class ASB	2.051%	05/13/53	769	$728,275
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP04, Class A3	3.393	12/15/49	36	36,157
KRE Commercial Mortgage Trust,
Series 2025-AIP04, Class B, 144A, 1 Month SOFR + 1.600% (Cap N/A, Floor 1.600%)	5.239(c)	03/15/42	934	934,375
Morgan Stanley Capital I Trust,
Series 2016-BNK02, Class A3	2.791	11/15/49	32	32,302
Series 2019-L02, Class A3	3.806	03/15/52	2,696	2,619,221
Series 2020-HR08, Class A3	1.790	07/15/53	244	219,364
MSWF Commercial Mortgage Trust,
Series 2023-01, Class A2	6.451	05/15/56	500	510,196
New York City Housing Development Corp.,
Series 2024-08SPR, Class A	5.458	12/15/43	1,700	1,700,871
NRTH Commercial Mortgage Trust,
Series 2025-PARK, Class A, 144A, 1 Month SOFR + 1.393% (Cap N/A, Floor 1.393%)	5.032(c)	10/15/40	1,100	1,103,860
Series 2025-PARK, Class B, 144A, 1 Month SOFR + 1.643% (Cap N/A, Floor 1.643%)	5.282(c)	10/15/40	900	902,250
NYC Commercial Mortgage Trust,
Series 2025-03BP, Class C, 144A, 1 Month SOFR + 1.892% (Cap N/A, Floor 1.892%)	5.531(c)	02/15/42	280	280,175
Series 2025-03BP, Class D, 144A, 1 Month SOFR + 2.441% (Cap N/A, Floor 2.441%)	6.080(c)	02/15/42	260	260,647
Series 2026-01PARK, Class C, 144A, 1 Month SOFR + 1.850% (Cap N/A, Floor 1.850%)	5.489(c)	02/15/43	1,250	1,250,943
One New York Plaza Trust,
Series 2020-01NYP, Class A, 144A, 1 Month SOFR + 1.064% (Cap N/A, Floor 0.950%)	4.704(c)	01/15/36	208	201,430
RFR Trust,
Series 2025-SGRM, Class A, 144A	5.562(cc)	03/11/41	2,110	2,109,413
ROCK Trust,
Series 2024-CNTR, Class A, 144A	5.388	11/13/41	700	702,397
Series 2024-CNTR, Class C, 144A	6.471	11/13/41	875	890,030
Series 2024-CNTR, Class D, 144A	7.109	11/13/41	480	494,006
SLG Commercial Mortgage Trust,
Series 2026-PAT, Class A, 144A	4.928(cc)	02/15/39	1,860	1,819,344
UBS Commercial Mortgage Trust,
Series 2018-C08, Class A	33.720	02/15/51	487	479,901
Series 2026-MF19, Class C, 144A, 1 Month SOFR + 1.700% (Cap N/A, Floor 1.700%)	5.350(c)	09/15/43	1,650	1,650,000
WCORE Commercial Mortgage Trust,
Series 2024-CORE, Class A, 144A, 1 Month SOFR + 1.492% (Cap N/A, Floor 1.492%)	5.131(c)	11/15/41	1,020	1,021,275
Wells Fargo Commercial Mortgage Trust,
Series 2017-C40, Class A3	3.317	10/15/50	99	98,339
Series 2020-C58, Class A3	1.810	07/15/53	111	99,448
Series 2024-GRP, Class B, 144A, 1 Month SOFR + 2.291% (Cap N/A, Floor 2.291%)	5.930(c)	10/15/41	200	199,146
Series 2024-GRP, Class C, 144A, 1 Month SOFR + 2.940% (Cap N/A, Floor 2.940%)	6.579(c)	10/15/41	275	272,978
Series 2025-B33RP, Class A, 144A, 1 Month SOFR + 1.350% (Cap N/A, Floor 1.350%)	4.989(c)	08/15/42	750	749,918

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $81,036,420)				80,836,066

CORPORATE BONDS 27.9%

Aerospace & Defense 0.4%
BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	5.125	03/26/29	295	297,558
Boeing Co. (The),
Sr. Unsec’d. Notes	3.300	03/01/35	190	160,334
Sr. Unsec’d. Notes	3.375	06/15/46	1,010	685,771
Sr. Unsec’d. Notes	3.500	03/01/39	230	182,518
Sr. Unsec’d. Notes	3.625	03/01/48	700	482,966
Sr. Unsec’d. Notes	3.900	05/01/49	665	475,375
Sr. Unsec’d. Notes	5.930	05/01/60	840	785,420
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.750	06/15/33	110	113,493

See Notes to Financial Statements.

PGIM Fixed Income ETFs 263

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)
Bombardier, Inc. (Canada), (cont’d.)
Sr. Unsec’d. Notes, 144A	7.450%	05/01/34	400	$439,095
Honeywell Aerospace, Inc.,
Sr. Unsec’d. Notes	4.600	03/16/33	395	381,918
Sr. Unsec’d. Notes	4.950	03/16/36	270	259,271

				4,263,719

Agriculture 0.6%
BAT Capital Corp. (United Kingdom),
Gtd. Notes	4.390	08/15/37	400	355,470
Gtd. Notes	5.300	08/05/33	2,010	1,999,287
Gtd. Notes	5.834	02/20/31	630	647,226
Gtd. Notes	6.343	08/02/30	75	78,342
BAT International Finance PLC (United Kingdom),
Gtd. Notes	4.448	03/16/28	120	119,542
Gtd. Notes	5.931	02/02/29	25	25,626
Bunge Ltd. Finance Corp.,
Gtd. Notes	2.750	05/14/31	600	541,903
Gtd. Notes	5.150	08/04/35	1,230	1,194,262
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A, MTN	5.875	07/01/34	520	525,722
Philip Morris International, Inc.,
Sr. Unsec’d. Notes	4.375	04/30/30	1,210	1,187,072
Sr. Unsec’d. Notes	5.125	02/15/30	450	452,856

				7,127,308

Airlines 0.5%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A	5.750	04/20/29	710	709,578
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A	4.750	10/20/28	2,865	2,859,930
Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27	140	140,578
United Airlines Holdings, Inc.,
Gtd. Notes	4.875	03/01/29	400	395,266
Gtd. Notes	5.375	03/01/31	390	386,501
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A	6.375	02/01/30	125	120,726
Sr. Unsec’d. Notes, 144A	8.750	01/15/32	70	71,038
Sr. Unsec’d. Notes, 144A	9.500	06/01/28	900	918,393

				5,602,010

Apparel 0.0%
Kontoor Brands, Inc.,
Gtd. Notes, 144A	4.125	11/15/29	50	47,807
PVH Corp.,
Sr. Unsec’d. Notes	5.500	06/13/30	135	135,213
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	4.000	08/15/29	50	47,570

				230,590

Auto Manufacturers 1.3%
American Honda Finance Corp.,
Sr. Unsec’d. Notes, GMTN	5.050	07/10/31	465	461,436
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	4.125	08/17/27	200	198,741

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)

Ford Motor Credit Co. LLC, (cont’d.)
Sr. Unsec’d. Notes	5.431%	08/13/29	1,125	$1,125,035
Sr. Unsec’d. Notes	5.800	03/08/29	930	937,706
Sr. Unsec’d. Notes	7.200	06/10/30	255	267,143
General Motors Co., Sr. Unsec’d. Notes	6.600	04/01/36	785	825,283
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	5.000	04/09/27	180	180,463
Sr. Unsec’d. Notes	5.050	04/04/28	225	225,764
Hyundai Capital America, Sr. Unsec’d. Notes, 144A	4.850	03/25/27	535	535,540
Sr. Unsec’d. Notes, 144A	5.250	01/08/27	355	355,933
Sr. Unsec’d. Notes, 144A	5.250	06/21/33	2,230	2,190,692
Sr. Unsec’d. Notes, 144A	5.300	03/19/27	290	291,252
Sr. Unsec’d. Notes, 144A	5.400	06/23/32	300	300,226
Mercedes-Benz Finance North America LLC (Germany),
Gtd. Notes, 144A	5.200	08/04/31	3,525	3,505,799
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, MTN	4.800	01/05/34	245	238,806
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A	4.850	09/11/30	685	672,118
Gtd. Notes, 144A	5.250	03/22/29	1,920	1,925,043
Gtd. Notes, 144A	5.650	03/25/32	300	300,267

				14,537,247

Auto Parts & Equipment 0.0%

Clarios Global LP/Clarios US Finance Co., Sr. Sec’d. Notes, 144A	6.750	02/15/30	25	25,714

Phinia, Inc.,
Sr. Sec’d. Notes, 144A	6.750	04/15/29	40	40,817

Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	8.000	11/17/28	400	401,328

				467,859

Banks 6.3%

Banco Santander SA (Spain), Sr. Non-Preferred Notes	5.538(ff)	03/14/30	200	202,404
Sr. Non-Preferred Notes	5.552(ff)	03/14/28	400	401,833
Sr. Preferred Notes	5.439	07/15/31	400	404,892
Bank of America Corp., Jr. Sub. Notes	6.250(ff)	07/26/30(oo)	405	405,337
Sr. Unsec’d. Notes	2.299(ff)	07/21/32	705	616,773
Sr. Unsec’d. Notes	5.288(ff)	04/25/34	3,000	2,987,433
Sr. Unsec’d. Notes, MTN	1.922(ff)	10/24/31	1,270	1,118,139
Sr. Unsec’d. Notes, Series N	2.651(ff)	03/11/32	5,530	4,967,334
Sub. Notes	5.489(ff)	04/23/37	300	291,155
Sub. Notes	5.744(ff)	02/12/36	310	308,815
Bank of Nova Scotia (The) (Canada),
Jr. Sub. Notes	7.350(ff)	04/27/85	530	545,130
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	4.911(ff)	06/26/30	395	392,365
Sr. Unsec’d. Notes	5.586(ff)	06/26/37	455	442,900
Sr. Unsec’d. Notes	5.860(ff)	08/11/46	255	244,130
Sr. Unsec’d. Notes	6.692(ff)	09/13/34	310	328,460
BPCE SA (France),
Sr. Non-Preferred Notes, 144A	2.045(ff)	10/19/27	340	338,764
Sr. Non-Preferred Notes, 144A	2.277(ff)	01/20/32	250	219,023

See Notes to Financial Statements.

PGIM Fixed Income ETFs 265

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Cassa Depositi e Prestiti SpA (Italy),
Sr. Unsec’d. Notes, 144A	4.375%	10/01/30	200	$195,276
Sr. Unsec’d. Notes, 144A	5.875	04/30/29	200	204,998
Citigroup, Inc.,
Jr. Sub. Notes	6.625(ff)	02/15/31(oo)	295	298,467
Jr. Sub. Notes, Series GG	6.875(ff)	08/15/30(oo)	1,275	1,291,774
Sr. Unsec’d. Notes	2.666(ff)	01/29/31	990	914,471
Sr. Unsec’d. Notes	3.057(ff)	01/25/33	1,620	1,448,561
Sub. Notes	5.827(ff)	02/13/35	510	508,802
Credit Agricole SA (France), Sr. Non-Preferred Notes, 144A	5.186(ff)	08/01/32	825	815,588
Danske Bank A/S (Denmark), Sr. Non-Preferred Notes, 144A, MTN	5.019(ff)	03/04/31	760	755,650
Deutsche Bank AG (Germany), Sr. Non-Preferred Notes	2.552(ff)	01/07/28	310	307,677
Sr. Non-Preferred Notes	5.060(ff)	04/14/32	310	305,246
Sr. Non-Preferred Notes	5.297(ff)	05/09/31	930	928,851
Sub. Notes	3.742(ff)	01/07/33	2,170	1,966,116
Fifth Third Bancorp, Sr. Unsec’d. Notes	4.337(ff)	04/25/33	201	190,406
Sr. Unsec’d. Notes	6.339(ff)	07/27/29	270	277,414
Sr. Unsec’d. Notes, 144A	5.982(ff)	01/30/30	716	731,294
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes, Series AA	6.500(ff)	08/10/31(oo)	1,075	1,065,861
Jr. Sub. Notes, Series V	4.125(ff)	11/10/26(oo)	55	54,825
Sr. Unsec’d. Notes	2.615(ff)	04/22/32	2,825	2,510,131
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	735	727,680
Sr. Unsec’d. Notes	5.094(ff)	04/20/34	4,230	4,127,412
Sr. Unsec’d. Notes	5.207(ff)	01/28/31	1,500	1,501,373
Sr. Unsec’d. Notes	5.330(ff)	07/23/35	170	166,950
Sr. Unsec’d. Notes	5.425(ff)	06/03/37	695	677,057
Huntington Bancshares, Inc., Sr. Unsec’d. Notes	5.709(ff)	02/02/35	155	155,258
Sr. Unsec’d. Notes	6.208(ff)	08/21/29	40	40,948
ING Groep NV (Netherlands), Sr. Unsec’d. Notes	4.858(ff)	03/25/29	495	495,511
Sr. Unsec’d. Notes	5.550(ff)	03/19/35	260	260,144
JPMorgan Chase & Co., Sr. Unsec’d. Notes	1.953(ff)	02/04/32	500	437,104
Sr. Unsec’d. Notes	2.739(ff)	10/15/30	2,762	2,584,539
Sr. Unsec’d. Notes	5.140(ff)	01/24/31	960	963,100
Sr. Unsec’d. Notes	5.148(ff)	04/23/37	3,600	3,483,681
Sr. Unsec’d. Notes	5.294(ff)	07/22/35	335	331,484
Sr. Unsec’d. Notes	5.581(ff)	04/22/30	755	766,741
KBC Group NV (Belgium), Sr. Unsec’d. Notes, 144A	4.932(ff)	10/16/30	300	298,630
KeyCorp, Sr. Unsec’d. Notes, MTN	2.550	10/01/29	450	419,022
Mizuho Bank Ltd. (Japan), Sr. Unsec’d. Notes, 144A	5.185	04/16/36	1,950	1,899,045
Morgan Stanley, Sr. Unsec’d. Notes	4.238(ff)	01/09/30	30	29,506
Sr. Unsec’d. Notes	5.296(ff)	04/10/37	4,250	4,115,034
Sr. Unsec’d. Notes	5.449(ff)	07/20/29	60	60,650
Sr. Unsec’d. Notes, GMTN	2.699(ff)	01/22/31	1,475	1,363,610
Sr. Unsec’d. Notes, MTN	1.794(ff)	02/13/32	5,760	4,970,040
Sr. Unsec’d. Notes, MTN	1.928(ff)	04/28/32	515	443,911
Sr. Unsec’d. Notes, MTN	2.943(ff)	01/21/33	970	860,320
Sub. Notes, GMTN	4.350	09/08/26	195	194,985

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Morgan Stanley Private Bank NA,
Sr. Unsec’d. Notes	4.213%(ff)	02/08/30	515	$506,233
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, MTN	4.696(ff)	08/06/31	1,140	1,123,020
Societe Generale SA (France), Gtd. Notes, 144A	2.797(ff)	01/19/28	195	193,505
Gtd. Notes, 144A, MTN	5.439(ff)	10/03/36	1,370	1,309,211
Sr. Non-Preferred Notes, 144A	2.889(ff)	06/09/32	500	444,718
Sr. Non-Preferred Notes, 144A	3.337(ff)	01/21/33	400	357,660
Sr. Non-Preferred Notes, 144A, MTN	5.371(ff)	05/27/32	845	838,295
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	4.494(ff)	01/15/32	275	266,858
Sr. Unsec’d. Notes	5.046(ff)	01/15/37	870	831,902
Truist Financial Corp., Sr. Unsec’d. Notes, MTN	7.161(ff)	10/30/29	85	88,823
U.S. Bancorp,
Sr. Unsec’d. Notes	5.384(ff)	01/23/30	95	96,078
Sr. Unsec’d. Notes	5.678(ff)	01/23/35	125	126,386
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A, MTN	4.844(ff)	11/06/33	1,760	1,700,825
Wells Fargo & Co.,
Jr. Sub. Notes, Series GG	6.125(ff)	06/15/31(oo)	905	896,839
Sr. Unsec’d. Notes	5.211(ff)	12/03/35	1,270	1,243,471
Sr. Unsec’d. Notes	5.389(ff)	04/24/34	125	124,856
Sr. Unsec’d. Notes	6.303(ff)	10/23/29	685	704,857
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	245	225,765
Sr. Unsec’d. Notes, MTN	4.808(ff)	07/25/28	295	295,499
Sr. Unsec’d. Notes, MTN	5.574(ff)	07/25/29	160	162,197
Sr. Unsec’d. Notes, MTN	5.707(ff)	04/22/28	740	745,061

				72,642,089

Beverages 0.0%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	4.900	02/01/46	38	33,236

Building Materials 0.2%

Camelot Return Merger Sub, Inc., Sr. Sec’d. Notes, 144A(x)	8.750	08/01/28	175	91,060
CRH SMW Finance DAC,
Gtd. Notes	5.200	05/21/29	630	635,265
Fortune Brands Innovations, Inc.,
Sr. Unsec’d. Notes	3.250	09/15/29	175	166,382
Griffon Corp., Gtd. Notes	5.750	03/01/28	23	23,013
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes	6.375	08/15/56	510	520,058
Masco Corp.,
Sr. Unsec’d. Notes	3.500	11/15/27	230	226,743
Quikrete Holdings, Inc., Sr. Sec’d. Notes, 144A	6.375	03/01/32	140	141,658
Sr. Unsec’d. Notes, 144A	6.750	03/01/33	30	30,441
Smyrna Ready Mix Concrete LLC, Sr. Sec’d. Notes, 144A	6.000	11/01/28	60	60,026
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	4.375	07/15/30	650	617,932

				2,512,578

See Notes to Financial Statements.

PGIM Fixed Income ETFs 267

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals 0.5%

Ashland, Inc., Sr. Unsec’d. Notes, 144A	3.375%	09/01/31	75	$69,245
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes, 144A	8.500	01/12/31(d)	1,470	882,533
Celanese US Holdings LLC,
Gtd. Notes	7.350	11/15/28	78	81,058
CF Industries, Inc., Gtd. Notes	5.150	03/15/34	130	127,228
Mosaic Co. (The), Sr. Unsec’d. Notes	5.900	08/17/36	2,000	1,969,396
Nutrien Ltd. (Canada), Sr. Unsec’d. Notes	4.900	03/27/28	55	55,125
OCP SA (Morocco), Sr. Unsec’d. Notes, 144A	6.750	05/02/34	320	331,797
Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A	7.250	06/15/31	775	787,901
Qnity Electronics, Inc., Gtd. Notes, 144A	6.250	08/15/33	30	30,228
Sr. Sec’d. Notes, 144A	5.750	08/15/32	55	54,765
RPM International, Inc.,
Sr. Unsec’d. Notes	2.950	01/15/32	20	17,847
SNF Group SACA (France), Sr. Unsec’d. Notes, 144A	3.375	03/15/30	875	813,426
Solstice Advanced Materials, Inc., Sr. Unsec’d. Notes, 144A	5.625	09/30/33	120	117,830

				5,338,379

Coal 0.0%

Coronado Finance Pty Ltd. (Australia), Sr. Sec’d. Notes, 144A	9.250	10/01/29	420	358,230

Commercial Services 0.9%

Allied Universal Holdco LLC, Sr. Sec’d. Notes, 144A	7.875	02/15/31	470	488,660
Allied Universal Holdco LLC/Allied Universal Finance Corp., Sr. Sec’d. Notes, 144A	6.875	06/15/30	325	332,555
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28	725	714,497
AMN Healthcare, Inc., Gtd. Notes, 144A	4.000	04/15/29	125	121,062
Carrix, Inc., Sr. Sec’d. Notes, 144A	6.125	08/01/33	470	469,767
DCLI Bidco LLC, Second Mortgage, 144A	7.750	11/15/29	855	884,168
Equifax, Inc.,
Sr. Unsec’d. Notes	5.650	08/15/33	520	520,863
ERAC USA Finance LLC, Gtd. Notes, 144A	3.300	12/01/26	160	159,541
Experian Finance US, Inc.,
Gtd. Notes, 144A	5.350	08/24/36	3,826	3,719,863
Global Payments, Inc., Sr. Unsec’d. Notes	4.500	11/15/28	810	798,879
Herc Holdings, Inc., Gtd. Notes, 144A	5.750	03/15/31	645	642,698
Gtd. Notes, 144A	6.000	03/15/34	40	39,441
Gtd. Notes, 144A	7.000	06/15/30	90	93,141
Gtd. Notes, 144A	7.250	06/15/33	50	51,731

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Mavis Tire Express Services Topco Corp., Sr. Unsec’d. Notes, 144A	6.500%	05/15/29	75	$74,215
RELX Capital, Inc. (United Kingdom),
Gtd. Notes	4.750	05/20/32	30	29,403
Gtd. Notes	5.250	03/27/35	100	98,283
Rentokil Terminix Funding PLC (United Kingdom), Gtd. Notes, 144A	4.625	04/23/31	800	776,303
Service Corp. International, Sr. Unsec’d. Notes	5.750	10/15/32	45	44,964
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32	50	45,855
University of Southern California, Sr. Unsec’d. Notes	4.976	10/01/53	212	186,807
Washington University (The),
Sr. Unsec’d. Notes	4.349	04/15/2122	80	57,791

				10,350,487

Computers 0.2%

Booz Allen Hamilton, Inc., Gtd. Notes	5.375	01/30/30	935	933,077
Gtd. Notes	5.950	08/04/33	200	201,041
Leidos, Inc., Gtd. Notes	4.375	05/15/30	500	486,834
McAfee Corp., Sr. Unsec’d. Notes, 144A	7.375	02/15/30	150	135,932
NCR Atleos Corp., Sr. Sec’d. Notes, 144A	9.500	04/01/29	79	83,606

				1,840,490

Diversified Financial Services 0.3%

Cantor Fitzgerald LP, Sr. Unsec’d. Notes, 144A	7.200	12/12/28	50	51,660
Capital One Financial Corp., Sr. Unsec’d. Notes	7.624(ff)	10/30/31	15	16,264
Freedom Mortgage Holdings LLC, Sr. Unsec’d. Notes, 144A	6.875	05/01/31	80	76,707
Jefferies Financial Group, Inc., Sr. Unsec’d. Notes	2.625	10/15/31	120	103,974
LPL Holdings, Inc., Gtd. Notes	5.700	05/20/27	175	176,265
LSEG US Fin Corp. (United Kingdom), Gtd. Notes, 144A	5.297	03/28/34	300	296,465
Nuveen LLC, Sr. Unsec’d. Notes, 144A	5.850	04/15/34	50	50,522
OneMain Finance Corp.,
Gtd. Notes	6.625	05/15/29	200	202,862
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29	375	357,794
Gtd. Notes, 144A	5.750	09/15/31	425	397,218
Gtd. Notes, 144A	7.875	12/15/29	50	51,605
Power Finance Corp. Ltd. (India), Sr. Unsec’d. Notes, 144A, MTN	6.150	12/06/28	200	204,002
Rocket Cos., Inc., Gtd. Notes, 144A	6.125	08/01/30	100	101,341

See Notes to Financial Statements.

PGIM Fixed Income ETFs 269

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A	3.875%	03/01/31	525	$489,327
Synchrony Financial,
Sr. Unsec’d. Notes	5.450(ff)	10/15/30	625	624,733

				3,200,739

Electric 1.3%

AEP Texas, Inc., Sr. Unsec’d. Notes	5.400	06/01/33	225	223,697
Sr. Unsec’d. Notes	5.450	05/15/29	150	152,087
Comision Federal de Electricidad (Mexico), Gtd. Notes, 144A	4.688	05/15/29	200	196,525
Constellation Energy Generation LLC,
Sr. Unsec’d. Notes	3.750	03/01/31	150	141,323
Sr. Unsec’d. Notes	5.000	02/01/31	175	173,344
Edison International, Sr. Unsec’d. Notes	5.250	11/15/28	130	129,341
ENEL Finance International NV (Italy),
Gtd. Notes, 144A	5.125	06/26/29	710	714,025
Eskom Holdings (South Africa), Gov’t. Gtd. Notes, 144A, MTN	6.350	08/10/28	200	203,465
Sr. Unsec’d. Notes, MTN	8.450	08/10/28	1,410	1,479,120
Israel Electric Corp. Ltd. (Israel), Sr. Sec’d. Notes, 144A, GMTN	4.250	08/14/28	200	196,387
NRG Energy, Inc.,
Gtd. Notes, 144A	3.375	02/15/29	50	47,626
Gtd. Notes, 144A	3.875	02/15/32	50	45,757
Gtd. Notes, 144A	5.750	07/15/29	400	399,221
Jr. Sub. Notes, 144A	10.250(ff)	03/15/28(oo)	700	743,296
Sr. Unsec’d. Notes, 144A	5.750	01/15/34	305	296,807
Pacific Gas & Electric Co., First Mortgage	3.950	12/01/47	2,345	1,647,607
First Mortgage	4.500	07/01/40	110	91,300
First Mortgage	4.950	07/01/50	665	530,133
PG&E Corp.,
Jr. Sub. Notes	7.375(ff)	03/15/55	50	50,254
PPL Electric Utilities Corp., First Mortgage	4.850	02/15/34	185	180,151
Public Service Co. of Colorado,
First Mortgage	6.200	08/15/56	920	919,008
Puget Energy, Inc., Sr. Sec’d. Notes	4.224	03/15/32	1,949	1,846,018
Sr. Sec’d. Notes	5.725	03/15/35	510	503,561
SCE Recovery Funding LLC, Sr. Sec’d. Notes	5.541	09/15/52	551	526,392
Sempra,
Jr. Sub. Notes	4.125(ff)	04/01/52	120	119,041
Southern California Edison Co.,
First Mortgage	3.450	02/01/52	780	491,053
First Mortgage	5.300	03/01/28	110	110,655
Talen Energy Supply LLC, Gtd. Notes, 144A	6.375	05/01/33	125	123,400
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)	1,025	1,030,088
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)	385	386,120
Jr. Sub. Notes, Series C, 144A	8.875(ff)	01/15/29(oo)	975	1,038,358
Vistra Operations Co. LLC, Gtd. Notes, 144A	4.375	05/01/29	50	48,901

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Vistra Operations Co. LLC, (cont’d.)
Gtd. Notes, 144A	5.000%	07/31/27	425	$424,788
Gtd. Notes, 144A	6.875	04/15/32	70	72,219
VoltaGrid LLC,
Sec’d. Notes, 144A	7.375	11/01/30	220	221,288

				15,502,356

Electrical Components & Equipment 0.0%

WESCO Distribution, Inc., Gtd. Notes, 144A	5.250	04/15/31	70	69,017
Gtd. Notes, 144A	5.500	04/15/34	55	53,659

				122,676

Engineering & Construction 0.7%

AECOM,
Gtd. Notes, 144A	6.000	08/01/33	25	24,912
Jacobs Engineering Group, Inc.,
Gtd. Notes	5.900	03/01/33	3,030	3,080,602
Gtd. Notes	6.350	08/18/28	265	272,059
Jacobs Solutions, Inc.,
Gtd. Notes	4.750	03/03/31	1,890	1,845,110
MasTec, Inc., Sr. Unsec’d. Notes	5.900	06/15/29	110	112,159
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes	5.500	07/31/47	200	170,898
Sr. Sec’d. Notes, 144A	3.875	04/30/28	440	431,276
Sr. Sec’d. Notes, 144A	4.250	10/31/26	200	199,736
Sr. Sec’d. Notes, 144A	5.500	07/31/47	2,060	1,760,251

				7,897,003

Entertainment 0.2%

Caesars Entertainment, Inc., Gtd. Notes, 144A	4.625	10/15/29	1,175	1,127,708
Sr. Sec’d. Notes, 144A	7.000	02/15/30	75	75,433
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	4.875	05/01/29	525	512,859
Penn Entertainment, Inc., Sr. Unsec’d. Notes, 144A	4.125	07/01/29	250	239,601
Rivers Enterprise Borrower LLC/Rivers Enterprise Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	02/01/33	400	405,687
Voyager Parent LLC,
Sr. Sec’d. Notes, 144A	9.250	07/01/32	160	171,308
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A	6.250	03/15/33	35	34,979

				2,567,575

Environmental Control 0.1%

Clean Harbors, Inc., Gtd. Notes, 144A	5.750	10/15/33	85	84,920
GFL Environmental Holdings US, Inc.,
Gtd. Notes, 144A	5.500	02/01/34	340	318,925
Gtd. Notes, 144A	5.625	07/01/31	325	317,288
GFL Environmental, Inc., Gtd. Notes, 144A	6.750	01/15/31	25	25,416

				746,549

See Notes to Financial Statements.

PGIM Fixed Income ETFs 271

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods 0.9%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500%	03/15/29		825	$783,824
Gtd. Notes, 144A	5.500	03/31/31		100	96,904
Gtd. Notes, 144A	5.750	03/31/34		140	131,647

B&G Foods, Inc.,
Gtd. Notes, 144A	11.000	06/15/31		335	291,889

Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes	8.000	07/01/31	EUR	325	372,723
Sr. Sec’d. Notes	8.125	05/14/30	GBP	400	520,320
Sr. Sec’d. Notes, 144A	8.000	07/01/31	EUR	450	516,078

Bimbo Bakeries USA, Inc. (Mexico),
Gtd. Notes, 144A	6.050	01/15/29		205	208,917

JBS NV/JBS USA Foods Group Holdings, Inc./JBS USA Food Co. Holdings,
Sr. Unsec’d. Notes	4.375	02/02/52		300	217,427
Sr. Unsec’d. Notes	6.250	03/01/56		98	92,297
Sr. Unsec’d. Notes, 144A	5.625	03/10/37		755	734,038
Sr. Unsec’d. Notes, 144A	6.400	05/10/57		100	95,939

Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30		800	766,928
Gtd. Notes, 144A	4.375	01/31/32		75	70,538

Mars, Inc.,
Sr. Unsec’d. Notes, 144A	2.375	07/16/40		1,160	789,351
Sr. Unsec’d. Notes, 144A	5.200	03/01/35		2,310	2,276,065

Pilgrim’s Pride Corp.,
Gtd. Notes	3.500	03/01/32		50	45,259
Gtd. Notes	6.250	07/01/33		469	485,045

Post Holdings, Inc.,
Gtd. Notes, 144A	4.500	09/15/31		75	69,762

Smithfield Foods, Inc.,
Gtd. Notes, 144A	3.000	10/15/30		830	751,212
Gtd. Notes, 144A	4.250	02/01/27		1,180	1,177,540

					10,493,703

Gas 0.0%
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes	5.050	05/15/52		75	64,836

Healthcare-Products 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes	4.900	11/30/46		205	182,016
Baxter International, Inc.,
Sr. Unsec’d. Notes	5.650	12/15/35		100	97,573
Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29		675	653,441
Solventum Corp.,
Sr. Unsec’d. Notes	5.400	03/01/29		504	509,462

					1,442,492

Healthcare-Services 0.8%
Cigna Group (The),
Sr. Unsec’d. Notes	3.200	03/15/40		235	177,254
CommonSpirit Health,
Sec’d. Notes	4.352	09/01/30		400	388,031
Sr. Sec’d. Notes	5.205	12/01/31		545	543,752
DaVita, Inc.,
Gtd. Notes, 144A	4.625	06/01/30		750	723,253

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
Elevance Health, Inc.,
Sr. Unsec’d. Notes	2.875%	09/15/29	745	$703,277
HCA, Inc.,
Gtd. Notes	4.625	03/15/52	645	499,320
Icon Investments Six DAC,
Gtd. Notes, 144A	5.064	08/13/29	290	289,482
Gtd. Notes, 144A	5.421	08/13/31	1,120	1,114,797
Laboratory Corp. of America Holdings,
Gtd. Notes	4.800	10/01/34	780	747,628
LifePoint Health, Inc.,
Gtd. Notes, 144A	5.375	01/15/29	200	193,307
Sr. Sec’d. Notes, 144A	7.000	05/01/34	205	192,704
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A	5.750	12/31/30	400	343,003
Queen’s Health Systems (The),
Sec’d. Notes	4.810	07/01/52	90	76,205
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.375	01/15/30	550	532,811
Sr. Sec’d. Notes, 144A	5.500	11/15/32	215	212,352
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	2.750	05/15/40	10	7,192
Sr. Unsec’d. Notes	3.700	08/15/49	480	337,930
Sr. Unsec’d. Notes	4.500	04/15/33	65	62,407
Sr. Unsec’d. Notes	5.500	07/15/44	1,515	1,432,063

				8,576,768

Holding Companies-Diversified 0.1%
Clue OpCo LLC,
Sr. Sec’d. Notes, 144A	9.500	10/15/31	1,598	1,624,155

Home Builders 0.1%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	600	581,354
Beazer Homes USA, Inc.,
Gtd. Notes	7.250	10/15/29	325	329,890
Gtd. Notes, 144A	8.000	01/15/32	175	179,157
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	75	70,731
M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28	150	149,305
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes	4.750	04/01/29	50	49,012
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750	11/15/32	40	40,903
Tri Pointe Homes, Inc.,
Gtd. Notes	5.250	06/01/27	100	99,965
Gtd. Notes	5.700	06/15/28	125	125,127

				1,625,444

Home Furnishings 0.0%
Whirlpool Corp.,
Sr. Unsec’d. Notes	6.125	06/15/30	235	220,751

See Notes to Financial Statements.

PGIM Fixed Income ETFs 273

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Household Products/Wares 0.0%
ACCO Brands Corp.,
Gtd. Notes, 144A	4.250%	03/15/29	325	$305,921
Kronos Acquisition Holdings, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	10.750	06/30/32	75	29,928

				335,849

Housewares 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes	6.375	05/15/30	25	25,352
Sr. Unsec’d. Notes	6.625	05/15/32	20	20,454
Sr. Unsec’d. Notes, 144A	8.500	06/01/28	70	72,988
Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.000	04/01/31	50	46,557
Gtd. Notes	4.375	02/01/32	75	69,767

				235,118

Insurance 0.4%
Acrisure LLC/Acrisure Finance, Inc.,
Sr. Unsec’d. Notes, 144A	8.250	02/01/29	75	68,506
Asurion LLC/Asurion Co-Issuer, Inc.,
Sec’d. Notes, 144A	8.375	02/01/34	290	261,410
Sr. Sec’d. Notes, 144A	8.000	12/31/32	415	412,891
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes	3.375	03/03/31	115	106,273
Sr. Unsec’d. Notes	5.625	08/16/32	135	136,191
Sr. Unsec’d. Notes	6.000	12/07/33	405	414,518
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	4.569	02/01/29	165	163,471
Gtd. Notes, 144A	5.250	05/01/36	2,180	2,107,335
Lincoln National Corp.,
Sr. Unsec’d. Notes	5.852	03/15/34	320	321,847
Unum Group,
Sr. Unsec’d. Notes	5.250	12/15/35	605	582,453
Sr. Unsec’d. Notes	6.000	06/15/54	85	79,758

				4,654,653

Internet 0.9%
Alphabet, Inc.,
Sr. Unsec’d. Notes	4.700	11/15/35	65	61,591
Sr. Unsec’d. Notes	6.375	08/15/56	390	392,547
Amazon.com, Inc.,
Sr. Unsec’d. Notes	6.000	07/09/46	1,130	1,098,102
Sr. Unsec’d. Notes	6.100	07/09/56	722	696,323
Sr. Unsec’d. Notes	6.250	07/09/66	1,179	1,135,202
Beignet Investor LLC,
Sr. Sec’d. Notes, 144A	6.581	05/30/49	2,081	1,994,878
Gen Digital, Inc.,
Gtd. Notes, 144A	6.250	04/01/33	50	49,999
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A	3.500	03/01/29	250	237,026
Meta Platforms, Inc.,
Sr. Unsec’d. Notes	4.600	11/15/32	20	19,201
Sr. Unsec’d. Notes	4.875	05/15/33	100	96,659
Sr. Unsec’d. Notes	6.200	05/15/46	1,200	1,126,782
Sr. Unsec’d. Notes	6.300	05/15/56	275	253,398
Sr. Unsec’d. Notes	6.450	05/15/66	825	754,848

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Internet (cont’d.)
Netflix, Inc.,
Sr. Unsec’d. Notes	5.250%	08/15/36	1,337	$1,321,136
Uber Technologies, Inc.,
Sr. Unsec’d. Notes	4.300	01/15/30	760	745,130

				9,982,822

Investment Companies 0.1%
Blackstone Secured Lending Fund,
Sr. Unsec’d. Notes	5.900	05/21/31	1,340	1,312,150

Iron/Steel 0.2%
Champion Iron Canada, Inc. (Canada),
Gtd. Notes, 144A	7.875	07/15/32	470	479,118
Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A	6.875	11/01/29	75	76,014
Gtd. Notes, 144A	7.375	05/01/33	35	35,662
Gtd. Notes, 144A	7.500	09/15/31	250	256,761
Commercial Metals Co.,
Sr. Unsec’d. Notes, 144A	5.750	11/15/33	60	59,027
Sr. Unsec’d. Notes, 144A	6.000	12/15/35	40	39,499
Mineral Resources Ltd. (Australia),
Sr. Unsec’d. Notes, 144A	6.000	05/01/32	100	98,682
Sr. Unsec’d. Notes, 144A	6.250	05/01/34	55	53,770
Sr. Unsec’d. Notes, 144A	7.000	04/01/31	145	149,364
Sr. Unsec’d. Notes, 144A	9.250	10/01/28	477	490,122
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes	3.450	04/15/30	120	113,758

				1,851,777

Leisure Time 0.3%
Carnival Corp. Ltd.,
Gtd. Notes, 144A	4.000	08/01/28	100	97,930
Gtd. Notes, 144A	5.125	05/01/29	930	925,453
Gtd. Notes, 144A	5.750	03/15/30	125	125,715
Gtd. Notes, 144A	5.750	08/01/32	215	213,008
NCL Corp. Ltd.,
Sr. Unsec’d. Notes, 144A	6.250	03/01/30	320	319,781
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes, 144A	5.500	04/01/28	100	100,749
Sr. Unsec’d. Notes, 144A	6.250	03/15/32	1,795	1,820,508
Viking Ocean Cruises Ship VII Ltd.,

Sr. Sec’d. Notes, 144A	5.625	02/15/29	50	49,946

				3,653,090

Lodging 0.3%
Boyd Gaming Corp.,
Gtd. Notes, 144A	4.750	06/15/31	170	163,192
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes	5.625	06/15/28	920	928,089
Marriott International, Inc.,
Sr. Unsec’d. Notes	4.900	04/15/29	30	30,039
Sr. Unsec’d. Notes	5.500	04/15/37	375	367,976
Sr. Unsec’d. Notes, Series GG	3.500	10/15/32	540	489,764
Sr. Unsec’d. Notes, Series YY	5.650	09/15/36	1,350	1,339,873
MGM Resorts International,
Gtd. Notes	4.750	10/15/28	225	223,331

See Notes to Financial Statements.

PGIM Fixed Income ETFs 275

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)
MGM Resorts International, (cont’d.)
Gtd. Notes	6.500%	04/15/32	135	$134,933
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.500	10/01/27	200	199,610

				3,876,807

Machinery-Construction & Mining 0.2%
Solaris Energy Infrastructure LLC,
Gtd. Notes, 144A	6.375	05/15/31	1,190	1,181,546
Vertiv Holdings Co.,
Sr. Unsec’d. Notes	5.800	03/15/56	160	149,608
Sr. Unsec’d. Notes	5.950	03/15/66	1,050	976,444

				2,307,598

Machinery-Diversified 0.1%
AGCO Corp.,
Gtd. Notes	5.450	03/21/27	120	120,438
CNH Industrial Capital LLC,
Gtd. Notes	4.500	10/08/27	625	624,548
Gtd. Notes	5.500	01/12/29	390	394,514
LSF12 Helix Parent LLC,
Sr. Sec’d. Notes, 144A	7.125	02/01/33	62	61,984
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	11.500	09/01/28	175	182,347
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes	4.700	09/15/28	140	139,714

				1,523,545

Media 0.9%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	4.500	05/01/32	50	43,907
Sr. Unsec’d. Notes, 144A	5.125	05/01/27	154	153,801
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	6.050	02/15/32	432	432,318
Sr. Sec’d. Notes	6.650	02/01/34	1,290	1,298,440
Sr. Sec’d. Notes, 144A	7.087	09/01/38	479	473,930
Cox Communications, Inc.,
Gtd. Notes, 144A	1.800	10/01/30	265	227,065
Gtd. Notes, 144A	2.600	06/15/31	535	462,469
CSC Holdings LLC,
Gtd. Notes, 144A(x)	5.500	04/15/27	200	115,761
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29(d)	50	46,186
Gtd. Notes	7.375	07/01/28(d)	25	24,623
EchoStar Corp.,
Sr. Sec’d. Notes	10.750	11/30/29	850	918,434
FactSet Research Systems, Inc.,
Sr. Unsec’d. Notes	3.450	03/01/32	790	712,078
News Corp.,
Sr. Unsec’d. Notes, 144A	3.875	05/15/29	2,280	2,202,956
Space Exploration Technologies Corp.,
Sr. Unsec’d. Notes, 144A	5.350	07/15/31	1,635	1,598,217

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Media (cont’d.)
Time Warner Cable LLC,
Sr. Sec’d. Notes	5.500%	09/01/41		995	$828,368
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.250	01/15/30	GBP	306	350,362

					9,888,915

Mining 0.4%
Arsenal AIC Parent LLC,
Unsec’d. Notes, 144A	11.500	10/01/31		275	291,760
Capstone Copper Corp. (Canada),
Gtd. Notes, 144A	6.750	03/31/33		55	55,850
Coeur Mining, Inc.,
Sr. Unsec’d. Notes, 144A	6.875	04/01/32		365	375,975
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.375	02/15/36		600	585,061
Gtd. Notes, 144A	7.250	02/15/34		725	743,139
Gtd. Notes, 144A	8.625	06/01/31		625	650,815
Kinross Gold Corp. (Canada),
Sr. Unsec’d. Notes	6.250	07/15/33		320	333,770
Newmont Corp./Newcrest Finance Pty Ltd.,
Gtd. Notes	5.350	03/15/34		300	301,654
Novelis Corp.,
Gtd. Notes, 144A	4.750	01/30/30		75	72,440
Gtd. Notes, 144A	6.375	08/15/33		295	295,772
PLS Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A	6.875	05/01/31		55	56,116
Skeena Resources Ltd. (Canada),
Sr. Sec’d. Notes, 144A	8.500	04/01/31		964	1,018,384

					4,780,736

Office/Business Equipment 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes	2.670	12/01/26		140	139,317
Gtd. Notes	3.250	02/15/29		600	571,401

					710,718

Oil & Gas 1.8%
Aker BP ASA (Norway),
Gtd. Notes, 144A	3.100	07/15/31		1,960	1,774,317
Sr. Unsec’d. Notes, 144A	4.000	01/15/31		645	614,251
Sr. Unsec’d. Notes, 144A	5.250	10/30/35		495	478,241
Sr. Unsec’d. Notes, 144A	5.800	10/01/54		550	499,392
Sr. Unsec’d. Notes, 144A	6.000	06/13/33		250	256,999
Antero Resources Corp.,
Gtd. Notes, 144A	5.375	03/01/30		225	225,308
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000	11/01/27		275	287,513
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes	5.850	02/01/35		250	255,328
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	3.750	02/15/52		100	68,817
Sr. Unsec’d. Notes	5.400	06/15/47		760	686,336
Comstock Resources, Inc.,
Gtd. Notes, 144A	5.875	01/15/30		650	623,048
Crescent Energy Finance LLC,
Gtd. Notes, 144A	7.625	04/01/32		120	123,294

See Notes to Financial Statements.

PGIM Fixed Income ETFs 277

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Crescent Energy Finance LLC, (cont’d.)
Gtd. Notes, 144A	8.375%	01/15/34		300	$316,696
Gtd. Notes, 144A	9.750	10/15/30		375	394,588
Diamondback Energy, Inc.,
Gtd. Notes	5.400	04/18/34		230	229,652
Gtd. Notes	6.250	03/15/33		400	419,808
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes	6.875	04/29/30		30	30,495
Sr. Unsec’d. Notes	8.625	01/19/29		900	954,391
EOG Resources, Inc.,
Sr. Unsec’d. Notes	5.350	01/15/36		1,200	1,188,184
EQT Corp.,
Sr. Unsec’d. Notes	7.500	06/01/30		25	26,736
Expand Energy Corp.,
Gtd. Notes	4.750	02/01/32		275	266,259
Gtd. Notes	5.375	02/01/29		50	50,003
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	6.000	04/15/30		60	59,833
Sr. Unsec’d. Notes, 144A	6.000	02/01/31		400	394,917
Sr. Unsec’d. Notes, 144A	6.250	04/15/32		75	73,654
Petrobras Global Finance BV (Brazil),
Gtd. Notes	5.375	10/01/29	GBP	160	214,211
Petroleos Mexicanos (Mexico),
Gtd. Notes	5.950	01/28/31		263	259,810
Gtd. Notes	6.500	01/23/29		100	102,326
Gtd. Notes	6.625	06/15/38		42	38,738
Gtd. Notes	6.700	02/16/32		958	963,472
Gtd. Notes	6.840	01/23/30		260	267,488
Gtd. Notes	6.950	01/28/60		108	88,931
Gtd. Notes	9.500	09/15/27		383	401,502
Gtd. Notes	10.000	02/07/33		969	1,131,157
Gtd. Notes, MTN	6.750	09/21/47		1,608	1,349,542
Gtd. Notes, MTN	8.750	06/02/29		740	792,412
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes	2.150	01/15/31		125	111,353
Santos Finance Ltd. (Australia),
Gtd. Notes, 144A	3.649	04/29/31		2,500	2,315,298
SM Energy Co.,
Gtd. Notes, 144A	8.625	11/01/30		50	52,461
Gtd. Notes, 144A	8.750	07/01/31		70	73,195
Sunoco LP,
Sr. Unsec’d. Notes, 144A	4.500	10/01/29		25	24,383
Sr. Unsec’d. Notes, 144A	6.625	08/15/32		65	66,040
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes, 144A	7.000	09/15/28		200	203,501
Transocean International Ltd.,
Gtd. Notes, 144A	8.250	05/15/29		35	36,344
Sr. Sec’d. Notes, 144A	8.750	02/15/30		650	675,937
Var Energi ASA (Norway),
Sr. Unsec’d. Notes, 144A	5.000	05/18/27		200	200,364
Sr. Unsec’d. Notes, 144A	6.500	05/22/35		1,170	1,217,794

					20,884,319

Packaging & Containers 0.1%
AptarGroup, Inc.,
Sr. Unsec’d. Notes	3.600	03/15/32		140	129,390
Ball Corp.,
Gtd. Notes	2.875	08/15/30		300	273,201

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)
Ball Corp., (cont’d.)
Gtd. Notes	5.500%		09/15/33	160	$158,737
Gtd. Notes	6.000		06/15/29	50	50,583
Berry Global, Inc.,
Sr. Sec’d. Notes	5.800		06/15/31	200	205,173
Clydesdale Acquisition Holdings, Inc.,
Gtd. Notes, 144A	8.750		04/15/30	200	197,550
Sr. Sec’d. Notes, 144A	6.750		04/15/32	115	112,310

					1,126,944

Pharmaceuticals 0.3%
1261229 BC Ltd.,
Sr. Sec’d. Notes, 144A	10.000		04/15/32	307	318,897
AbbVie, Inc.,
Sr. Unsec’d. Notes	4.050		11/21/39	265	225,949
AdaptHealth LLC,
Gtd. Notes, 144A	4.625		08/01/29	275	259,870
Gtd. Notes, 144A	5.125		03/01/30	350	327,876
Bausch Health Cos., Inc. (Canada),
Gtd. Notes, 144A	5.000		01/30/28	25	23,090
Gtd. Notes, 144A	5.250		01/30/30	25	17,802
Gtd. Notes, 144A	5.250		02/15/31	25	16,001
Gtd. Notes, 144A	6.250		02/15/29	25	20,667
Gtd. Notes, 144A	7.000		01/15/28	25	23,389
Sr. Sec’d. Notes, 144A	4.875		06/01/28	148	141,715
CVS Health Corp.,
Sr. Unsec’d. Notes	1.750		08/21/30	225	198,222
Eli Lilly & Co.,
Sr. Unsec’d. Notes	5.200		08/14/64	125	109,811
Merck & Co., Inc.,
Sr. Unsec’d. Notes	2.900		12/10/61	55	29,987
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Unsec’d. Notes, 144A	5.125		04/30/31	200	199,884
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	3.200		09/23/26	6	5,995
Viatris, Inc.,
Gtd. Notes	3.850		06/22/40	125	95,769
Gtd. Notes	4.000		06/22/50	1,457	976,944

					2,991,868

Pipelines 1.7%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.375		06/15/29	200	200,122
Gtd. Notes, 144A	5.750		07/01/34	160	157,006
Gtd. Notes, 144A	6.625		02/01/32	60	61,280
Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A	6.036		11/15/33	670	691,469
DCP Midstream Operating LP,
Gtd. Notes	5.625		07/15/27	540	543,989
Gtd. Notes, 144A	6.750		09/15/37	310	335,698
Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125	(ff)	05/15/30(oo)	315	322,957
Sr. Unsec’d. Notes	5.000		05/15/50	220	180,399
Sr. Unsec’d. Notes	5.400		10/01/47	1,075	944,417
Sr. Unsec’d. Notes	6.400		12/01/30	10	10,476
Sr. Unsec’d. Notes	6.550		12/01/33	590	626,593

See Notes to Financial Statements.

PGIM Fixed Income ETFs 279

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Enterprise Products Operating LLC,
Gtd. Notes	5.550%		02/16/55	62	$57,856
MPLX LP,
Sr. Unsec’d. Notes	4.950		03/14/52	750	613,160
Sr. Unsec’d. Notes	5.200		03/01/47	105	91,408
Sr. Unsec’d. Notes	5.400		09/15/35	2,590	2,537,691
Sr. Unsec’d. Notes	5.500		06/01/34	460	457,676
Sr. Unsec’d. Notes	5.500		02/15/49	55	48,959
ONEOK Partners LP,
Gtd. Notes	6.850		10/15/37	400	430,614
ONEOK, Inc.,
Gtd. Notes	5.200		07/15/48	65	55,845
Gtd. Notes	5.800		11/01/30	1,675	1,715,979
Gtd. Notes	6.050		09/01/33	130	134,083
Gtd. Notes	6.250		10/15/55	405	397,537
Gtd. Notes, 144A	6.500		09/01/30	350	364,414
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	6.750		03/15/33	80	81,603
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500		01/15/28	75	74,995
Gtd. Notes, 144A	6.750		03/15/34	175	176,367
Sr. Unsec’d. Notes, 144A	7.375		02/15/29	800	821,100
Targa Resources Corp.,
Gtd. Notes	4.200		02/01/33	40	37,397
Gtd. Notes	4.350		04/15/31	5	4,840
Gtd. Notes	4.900		09/15/30	20	19,846
Gtd. Notes	5.500		02/15/35	222	219,881
Gtd. Notes	6.500		03/30/34	565	597,202
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	4.600		03/15/48	430	351,217
Sr. Unsec’d. Notes	5.100		03/15/36	225	217,543
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	6.000		05/01/36	915	911,261
Venture Global LNG, Inc.,
Jr. Sub. Notes, 144A	9.000	(ff)	09/30/29(oo)	1,750	1,772,099
Venture Global Plaquemines LNG LLC,
Sr. Sec’d. Notes, 144A	6.125		12/15/30	162	165,324
Sr. Sec’d. Notes, 144A	6.500		01/15/34	60	62,033
Sr. Sec’d. Notes, 144A	6.500		06/15/34	118	122,094
Sr. Sec’d. Notes, 144A	6.750		01/15/36	235	247,354
Sr. Sec’d. Notes, 144A	7.500		05/01/33	56	60,804
Sr. Sec’d. Notes, 144A	7.750		05/01/35	157	174,394
Western Midstream Operating LP,
Sr. Unsec’d. Notes	4.050		02/01/30	95	91,639
Sr. Unsec’d. Notes	4.500		03/01/28	248	246,828
Sr. Unsec’d. Notes	4.750		08/15/28	35	34,928
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	2.600		03/15/31	920	824,933
Sr. Unsec’d. Notes	3.500		11/15/30	1,200	1,126,161
Sr. Unsec’d. Notes	5.150		03/15/34	255	249,582

					19,671,053

Real Estate 0.1%
CoreLogic, Inc.,
Sec’d. Notes, 144A	12.000		02/01/32	315	301,129
Five Point Operating Co. LP,
Gtd. Notes, 144A	8.000		10/01/30	65	66,728

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate (cont’d.)
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.375%	02/01/31	50	$47,198
Sr. Unsec’d. Notes, 144A	5.875	03/01/32	105	103,131
Sr. Unsec’d. Notes, 144A	6.125	03/01/34	105	103,080
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250	04/15/29	500	484,922
Kennedy-Wilson, Inc.,
Gtd. Notes, 144A	7.000	06/01/31	90	92,084
Gtd. Notes, 144A	7.250	06/01/33	230	234,195

				1,432,467

Real Estate Investment Trusts (REITs) 1.3%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes	1.875	02/01/33	2,935	2,352,587
Gtd. Notes	4.750	04/15/35	30	27,856
Gtd. Notes	5.500	10/01/35	460	447,824
American Tower Corp.,
Sr. Unsec’d. Notes	3.950	03/15/29	660	645,229
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	3.900	03/15/27	700	697,288
Sr. Unsec’d. Notes	4.050	07/01/30	145	139,434
Sr. Unsec’d. Notes	5.500	02/15/34	185	184,703
Sr. Unsec’d. Notes	5.750	02/15/35	75	75,747
CFE Fibra E (Mexico),
Sr. Unsec’d. Notes, 144A	5.875	09/23/40	641	620,697
COPT Defense Properties LP,
Gtd. Notes	2.750	04/15/31	115	103,199
Crown Castle, Inc.,
Sr. Unsec’d. Notes	4.800	09/01/28	255	254,749
Sr. Unsec’d. Notes	5.600	06/01/29	140	142,102
Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31	75	68,382
Sr. Unsec’d. Notes	4.750	02/15/28	25	24,458
Extra Space Storage LP,
Gtd. Notes	3.900	04/01/29	135	131,521
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.250	01/15/32	55	48,550
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series H	3.375	12/15/29	800	758,379
Invitation Homes Operating Partnership LP,
Gtd. Notes	2.000	08/15/31	270	230,830
Kimco Realty OP LLC,
Gtd. Notes	4.600	02/01/33	335	323,188
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	3.500	03/15/31	75	46,596
Gtd. Notes	5.000	10/15/27	75	73,742
Sr. Sec’d. Notes, 144A	8.500	02/15/32	25	25,342
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	4.875	05/15/29	200	196,154
Realty Income Corp.,
Sr. Unsec’d. Notes	2.700	02/15/32	135	119,018
Sr. Unsec’d. Notes	4.700	12/15/28	270	269,841
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes, 144A	5.750	03/15/34	270	266,079
Gtd. Notes, 144A	6.500	04/01/32	95	96,703
SBA Communications Corp.,
Sr. Unsec’d. Notes	3.125	02/01/29	150	143,448

See Notes to Financial Statements.

PGIM Fixed Income ETFs 281

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
Starwood Property Trust, Inc.,
Gtd. Notes, 144A	5.250%	10/15/28		365	$362,367
Sr. Unsec’d. Notes, 144A	5.875	08/15/29		545	547,241
Sun Communities Operating LP,
Gtd. Notes	2.300	11/01/28		155	146,841
Gtd. Notes	4.200	04/15/32		3,080	2,898,613
VICI Properties LP,
Sr. Unsec’d. Notes	4.750	02/15/28		60	59,877
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.500	01/15/28		1,500	1,487,276
Gtd. Notes, 144A	5.750	02/01/27		1,000	1,001,249
Welltower OP LLC,
Gtd. Notes	4.250	04/15/28		175	174,002

					15,191,112

Retail 0.4%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A	3.500	02/15/29		25	24,063
Sr. Sec’d. Notes, 144A	5.625	09/15/29		60	60,239
AutoNation, Inc.,
Sr. Unsec’d. Notes	2.400	08/01/31		3,115	2,718,170
Boots Group Finco LP (United Kingdom),
Sr. Sec’d. Notes	5.375	08/31/32	EUR	125	148,098
Sr. Sec’d. Notes, 144A	5.375	08/31/32	EUR	100	118,478
Carvana Co.,
Sr. Sec’d. Notes, 144A	9.000	06/01/31		1,050	1,158,156
Ferguson Enterprises, Inc.,
Gtd. Notes	5.000	10/03/34		260	251,862
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Sr. Sec’d. Notes, 144A	4.625	01/15/29		50	48,753
Gap, Inc. (The),
Gtd. Notes, 144A	3.875	10/01/31		50	45,904
Lithia Motors, Inc.,
Sr. Unsec’d. Notes, 144A	3.875	06/01/29		150	143,992
QXO Building Products, Inc.,
Gtd. Notes, 144A	6.500	07/15/31		75	75,863
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	6.750	04/01/32		40	40,947

					4,834,525

Semiconductors 0.3%
Broadcom, Inc.,
Sr. Unsec’d. Notes	3.137	11/15/35		205	164,995
Sr. Unsec’d. Notes	3.419	04/15/33		490	429,810
Sr. Unsec’d. Notes	3.469	04/15/34		1,260	1,081,308
Sr. Unsec’d. Notes	4.350	02/15/30		150	146,199
Sr. Unsec’d. Notes	4.900	07/15/32		985	955,344
NVIDIA Corp.,
Sr. Unsec’d. Notes	4.950	06/15/36		120	114,192

					2,891,848

Shipbuilding 0.1%
Huntington Ingalls Industries, Inc.,
Gtd. Notes	2.043	08/16/28		1,000	947,588

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Software 0.4%
CoreWeave, Inc.,
Gtd. Notes, 144A	9.000%	02/01/31		700	$628,074
Gtd. Notes, 144A	9.250	06/01/30		135	125,400
Gtd. Notes, 144A	9.625	07/15/32		135	119,381
Gtd. Notes, 144A	9.750	10/01/31		80	71,508
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	4.550	03/10/29		1,050	1,038,161
Fiserv, Inc.,
Sr. Unsec’d. Notes	5.375	08/21/28		130	131,012
Sr. Unsec’d. Notes	5.450	03/02/28		140	141,039
OAK-Eagle Acquireco, Inc.,
Sr. Sec’d. Notes, 144A	7.250	07/01/33		80	83,212
Oracle Corp.,
Sr. Unsec’d. Notes	3.800	11/15/37		270	205,257
Sr. Unsec’d. Notes	4.000	07/15/46		165	105,618
Sr. Unsec’d. Notes	5.250	02/03/32		525	503,947
Sr. Unsec’d. Notes	6.550	02/04/46		215	191,714
Sr. Unsec’d. Notes	6.700	02/04/56		325	286,238
Sr. Unsec’d. Notes	6.850	02/04/66		265	232,410
Salesforce, Inc.,
Sr. Unsec’d. Notes	6.550	03/15/56		240	233,900
Sr. Unsec’d. Notes	6.700	03/15/66		200	196,604

					4,293,475

Telecommunications 1.8%
APLD ComputeCo 3 LLC,
Sr. Sec’d. Notes, 144A	7.000	06/15/31		125	120,389
AT&T, Inc.,
Sr. Unsec’d. Notes	2.250	02/01/32		1,000	860,782
Sr. Unsec’d. Notes	3.550	09/15/55		275	166,510
Sr. Unsec’d. Notes	5.850	04/30/46		2,270	2,091,671
Beacon Point DC LLC,
Sr. Sec’d. Notes, 144A	6.129	11/30/42		530	502,421
Black Pearl Compute LLC,
Sr. Sec’d. Notes, 144A	6.125	02/15/31		1,090	1,091,330
Connect Holding II LLC,
Sr. Sec’d. Notes, 144A	10.500	04/03/31		3,000	2,684,081
Digicel International Finance Ltd./DIFL US LLC (Jamaica),
Sr. Sec’d. Notes, 144A(x)	8.625	08/01/32		635	660,115
HUT 8 DC LLC,
Sr. Sec’d. Notes, 144A	6.192	11/15/42		200	194,237
Level 3 Financing, Inc.,
Gtd. Notes, 144A	7.500	02/15/37		300	297,483
Gtd. Notes, 144A	8.500	01/15/36		260	271,685
Sr. Sec’d. Notes, 144A	6.875	06/30/33		485	492,832
Sr. Sec’d. Notes, 144A	7.000	03/31/34		340	347,787
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, 144A	5.375	06/15/29		300	287,662
Meridian Arc Holdco LLC,
Sr. Sec’d. Notes, 144A	6.250	04/30/31		1,205	1,145,440
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes	2.750	05/24/31		1,060	953,114
PR RNO Property Owner 1 LLC,
Sr. Sec’d. Notes, 144A	6.500	05/01/31		1,140	1,056,163
QTS Central Issuer LLC/ QTS TRS Central Issuer LLC,
Sr. Sec’d. Notes, 144A	6.625	09/01/31		725	714,590
SoftBank Group Corp. (Japan),
Sr. Unsec’d. Notes	5.750	07/08/32	EUR	100	108,797

See Notes to Financial Statements.

PGIM Fixed Income ETFs 283

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

SoftBank Group Corp. (Japan), (cont’d.)
Sr. Unsec’d. Notes	5.875%	07/10/31	EUR 500	$565,817
Sopaipilla Investor LLC,
Sr. Sec’d. Notes, 144A	7.534	11/30/48	2,335	2,389,594
SV RNO Property Owner 1 LLC,
Sr. Sec’d. Notes, 144A	5.875	03/01/31	1,840	1,688,418
TalkTalk Telecom Group Ltd. (United Kingdom),
Sec’d. Notes, 144A, Cash coupon 11.750% or PIK 11.750%^	11.750	03/01/28(d)	GBP 89	—
T-Mobile USA, Inc.,
Gtd. Notes	2.550	02/15/31	400	359,044
Gtd. Notes	3.750	04/15/27	45	44,804
Gtd. Notes	3.875	04/15/30	55	52,880
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC,
Gtd. Notes, 144A	8.625	06/15/32	115	117,920
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	5.401	07/02/37	223	215,563
Vmed O2 UK Financing I PLC (United Kingdom),
Sr. Sec’d. Notes	4.500	07/15/31	GBP 475	525,808
Windstream Services LLC/Windstream Escrow Finance Corp.,
Sr. Sec’d. Notes, 144A	8.250	10/01/31	45	47,022
WULF Compute LLC,
Sr. Sec’d. Notes, 144A	7.750	10/15/30	800	831,640
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A, Cash coupon 7.125% and PIK 1.875%	9.000	09/09/30	250	248,457

				21,134,056

Transportation 0.2%

Fedex Freight Holding Co., Inc.,
Gtd. Notes, 144A	4.650	03/15/31	1,025	996,463
Star Leasing Co. LLC,
Sec’d. Notes, 144A	7.625	02/15/30	1,015	1,005,377
XPO, Inc.,
Sr. Sec’d. Notes, 144A	6.250	06/01/28	75	75,673

				2,077,513

Trucking & Leasing 0.0%

Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	5.250	07/01/29	400	401,915

TOTAL CORPORATE BONDS
(cost $327,764,712)				322,381,730

FLOATING RATE AND OTHER LOANS 0.6%

Auto Parts & Equipment 0.2%

Tenneco, Inc.,
Term A Loan, 2 Month SOFR + 4.850%	8.502(c)	11/17/28	828	826,530
Term B Loan, 3 Month SOFR + 5.100%	8.833(c)	11/17/28	1,418	1,416,791

				2,243,321

Entertainment 0.0%

AMC Entertainment Holdings, Inc.,
Initial Exchange Term Loan, 1 Month SOFR + 6.000%	9.652(c)	01/04/29	549	550,112

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Holding Companies-Diversified 0.0%

Clue OpCo LLC,
Term B Loan, 3 Month SOFR + 4.500%	8.343%(c)	12/19/30	181	$179,326

Insurance 0.0%

Verisure Holding AB (PUBL) (Sweden),
Term Loan, 3 Month EURIBOR + 2.000%	4.461(c)	11/03/32	EUR 175	203,964

Internet 0.0%

Diamond Sports Net LLC,
First Lien Exit Term Loan	12.000	01/03/28	5	744

Media 0.2%

Radiate Holdco LLC,
First Out Term Loan, 1 Month SOFR + 5.114%	8.801(c)	09/25/29	2,283	2,008,309

Retail 0.1%

EG Finco Ltd. (United Kingdom),
(EUR) Term B Loan, 1 Month EURIBOR + 3.500%	5.748(c)	02/10/31	EUR 664	772,214

Telecommunications 0.1%

Connect Holdings II LLC,
Delayed Draw Term B Loan, 1 Month SOFR + 4.250%	7.936(c)	04/03/31	799	681,148

TOTAL FLOATING RATE AND OTHER LOANS
(cost $6,758,283)				6,639,138

MUNICIPAL BONDS 0.1%

California 0.1%

Regents of the University of California Medical Center Pooled Revenue,
Taxable, Revenue Bonds, Series Q	4.563	05/15/53	520	427,010

Maryland 0.0%

Maryland Economic Development Corp.,
Taxable, Revenue Bonds	5.433	05/31/56	245	227,232

Michigan 0.0%

Michigan State University,
Taxable, Revenue Bonds, Series A	4.165	08/15/2122	45	30,707
University of Michigan,
Taxable, Revenue Bonds, Series A	4.454	04/01/2122	100	75,252

				105,959

Minnesota 0.0%

University of Minnesota,
Taxable, Revenue Bonds	4.048	04/01/52	95	72,846

New York 0.0%

City of New York,
Taxable, General Obligation Unlimited, Series D-1	5.094	10/01/49	130	116,150
Taxable, General Obligation Unlimited, Series D-1	5.114	10/01/54	195	171,082

				287,232

TOTAL MUNICIPAL BONDS
(cost $1,275,004)				1,120,279

See Notes to Financial Statements.

PGIM Fixed Income ETFs 285

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES 7.9%
ACRA,
Series 2026-NQM01, Class A1, 144A	5.573%(cc)	06/25/66	1,295	$1,288,012
Angel Oak Mortgage Trust,
Series 2025-07, Class A1, 144A	5.509(cc)	06/25/70	824	821,329
Series 2025-10, Class A1, 144A	4.960(cc)	09/25/70	1,007	992,657
Series 2025-13, Class A1, 144A	4.929(cc)	10/25/70	696	686,220
Series 2026-04, Class A1, 144A	5.747(cc)	06/25/71	1,485	1,486,236
Aspire Mortgage Trust,
Series 2026-02, Class A1, 144A	5.325(cc)	04/26/66	1,338	1,325,426
ATLX Trust,
Series 2024-RPL02, Class A1, 144A	3.850(cc)	04/25/63	676	653,975
Barclays Mortgage Loan Trust,
Series 2026-NQM01, Class A1, 144A	4.836(cc)	12/25/65	901	885,817
Bayview Opportunity Master Fund VII Trust,
Series 2026-02, Class A1A, 144A	5.720(cc)	05/25/56	2,058	2,054,860
BINOM Mortgage Loan Trust,
Series 2026-NQM01, Class A1, 144A	5.060(cc)	02/25/66	2,231	2,202,073
BRAVO Residential Funding Trust,
Series 2026-NQM01, Class A1, 144A	4.830(cc)	12/25/65	1,194	1,174,409
Series 2026-NQM04, Class A1, 144A	5.183(cc)	03/25/66	953	942,734
Series 2026-NQM06, Class A1, 144A	5.524(cc)	05/25/66	1,284	1,278,621
Series 2026-NQM07, Class A1, 144A	5.774(cc)	07/26/66	1,989	1,988,974
CIM Trust,
Series 2025-I01, Class A1, 144A	5.655(cc)	10/25/69	297	296,783
CLIP Trust,
Series 2026-NQM01, Class A1, 144A	5.221(cc)	05/25/71	475	469,492
COLT Mortgage Loan Trust,
Series 2025-03, Class A1, 144A	5.352(cc)	03/25/70	362	359,995
Series 2025-07, Class A1, 144A	5.470(cc)	06/25/70	544	542,234
Series 2025-10, Class A1, 144A	5.088(cc)	10/25/70	771	762,361
Series 2025-INV02, Class A1, 144A	5.601(cc)	02/25/70	365	364,114
Series 2026-02, Class A1, 144A	4.832(cc)	03/25/71	955	938,914
Series 2026-06, Class A1, 144A	5.651(cc)	08/25/71	1,700	1,697,007
Connecticut Avenue Securities Trust,
Series 2022-R03, Class 1B1, 144A, 30 Day Average SOFR + 6.250% (Cap N/A, Floor 0.000%)	9.893(c)	03/25/42	15	15,397
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)	8.893(c)	03/25/42	20	20,451
Series 2023-R05, Class 1M2, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)	6.743(c)	06/25/43	100	103,046
Credit Suisse Mortgage Trust,
Series 2022-RPL04, Class A1, 144A	3.904(cc)	04/25/62	65	60,922
Cross Mortgage Trust,
Series 2025-H02, Class A1, 144A	5.356(cc)	03/25/70	404	401,571
Series 2025-H05, Class A1, 144A	5.509(cc)	07/25/70	537	535,989
Series 2025-H07, Class A1, 144A	4.934(cc)	09/25/70	594	585,601
Series 2025-H08, Class A1, 144A	5.003(cc)	11/25/70	665	656,614
Series 2025-H09, Class A1, 144A	5.036(cc)	11/25/70	719	709,428
Series 2026-NQM01, Class A1, 144A	4.699(cc)	02/25/61	639	625,389
Series 2026-NQM02, Class A1, 144A	4.833(cc)	03/25/61	1,226	1,203,274
Deephaven Residential Mortgage Trust,
Series 2026-INV03, Class A1, 144A	5.473(cc)	06/25/71	1,089	1,082,417
EFMT,
Series 2025-INV03, Class A1, 144A	5.444(cc)	07/25/70	539	536,092
Series 2025-NQM05, Class A1, 144A	5.033(cc)	11/25/70	731	721,691
Series 2026-NQM04, Class A1, 144A	5.466(cc)	04/25/71	930	924,324
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2021-DNA06, Class M2, 144A, 30 Day Average SOFR + 1.500% (Cap N/A, Floor 0.000%)	5.143(c)	10/25/41	130	129,674
Series 2022-DNA03, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 0.000%)	6.543(c)	04/25/42	310	313,539
Series 2022-DNA06, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 0.000%)	7.343(c)	09/25/42	600	614,590
Series 2025-DNA01, Class M2, 144A, 30 Day Average SOFR + 1.350% (Cap N/A, Floor 0.000%)	4.993(c)	01/25/45	600	599,250
GCAT Trust,
Series 2026-NQM01, Class A1, 144A	4.789(cc)	12/25/70	918	900,786
Series 2026-NQM03, Class A1, 144A	5.409(cc)	04/25/71	1,169	1,160,253

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
GS Mortgage-Backed Securities Corp. Trust,
Series 2025-NQM06, Class A1, 144A	5.021%(cc)	02/25/66	551	$542,713
GS Mortgage-Backed Securities Trust,
Series 2025-DSC02, Class A1, 144A	5.038(cc)	01/25/66	875	862,615
Series 2025-NQM02, Class A1, 144A	5.648(cc)	06/25/65	391	391,020
Series 2025-NQM03, Class A1, 144A	5.137(cc)	11/25/65	421	417,887
Series 2026-DSC02, Class A1, 144A	5.487(cc)	09/25/66	1,577	1,566,493
Series 2026-HE01, Class A1, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)	5.243(c)	03/25/66	903	906,417
Series 2026-NQM01, Class A1, 144A	4.869(cc)	03/25/66	760	746,507
Series 2026-NQM03, Class A1, 144A	5.222(cc)	05/25/66	927	915,134
HOMES Trust,
Series 2026-AFC01, Class A1, 144A	4.846(cc)	02/25/61	956	939,470
Series 2026-NQM02, Class A1, 144A	5.488(cc)	01/25/71	849	843,422
Series 2026-NQM03, Class A1, 144A	5.262(cc)	04/27/71	1,589	1,573,018
Series 2026-NQM04, Class A1, 144A	5.502(cc)	06/25/61	1,942	1,930,261
Series 2026-NQM05, Class A1, 144A	5.679(cc)	07/25/71	1,700	1,694,799
JPMorgan Mortgage Trust,
Series 2026-NQM02, Class A1, 144A	5.154(cc)	09/25/66	1,256	1,239,313
Series 2026-NQM03, Class A1, 144A	5.480(cc)	10/25/66	880	873,749
Series 2026-NQM05, Class A1, 144A	5.677(cc)	01/25/67	1,700	1,694,601
Series 2026-NQX02, Class A1, 144A	5.628(cc)	10/25/66	1,568	1,560,145
Series 2026-VIS01, Class A1, 144A	4.787(cc)	06/25/66	966	945,188
Kinbane DAC (Ireland),
Series 2024-RPL02A, Class A, 144A, 1 Month EURIBOR + 1.100% (Cap N/A, Floor 0.000%)	3.311(c)	01/24/63	EUR 147	171,497
Legacy Mortgage Asset Trust,
Series 2025-PR01, Class A1, 144A	6.000(cc)	01/25/61	1,038	1,021,983
LHOME Mortgage Trust,
Series 2024-RTL04, Class A1, 144A	5.921(cc)	07/25/39	218	218,029
Series 2025-RTL01, Class A1, 144A	5.652(cc)	01/25/40	500	500,794
Lugo Funding DAC (Spain),
Series 2024-01A, Class A, 144A, 3 Month EURIBOR + 1.000% (Cap N/A, Floor 0.000%)	3.537(c)	05/26/66	EUR 299	347,374
MFA Trust,
Series 2025-NQM04, Class A1, 144A	5.229(cc)	08/25/70	628	621,707
Series 2026-NQM01, Class A1, 144A	5.051(cc)	02/25/71	572	563,637
Morgan Stanley Residential Mortgage Loan Trust,
Series 2025-DSC02, Class A1, 144A	5.443(cc)	07/25/70	621	618,049
Series 2025-DSC03, Class A1, 144A	4.912(cc)	09/25/70	1,256	1,234,373
Series 2025-NQM02, Class A1, 144A	5.627(cc)	01/25/70	773	772,076
Series 2025-NQM05, Class A1, 144A	5.439(cc)	07/25/70	457	454,317
Series 2025-NQM10, Class A1, 144A	5.119(cc)	11/25/70	676	668,681
Series 2026-NQM01, Class A1, 144A	4.809(cc)	12/25/70	456	447,798
Series 2026-NQM03, Class A1, 144A	5.209(cc)	03/25/71	1,119	1,109,615
New Residential Mortgage Loan Trust,
Series 2026-NQM05, Class A1, 144A	5.175(cc)	04/25/66	1,343	1,326,922
Series 2026-NQM06, Class A1, 144A	5.293(cc)	05/25/66	872	863,060
Series 2026-NQM09, Class A1, 144A	5.674(cc)	08/25/66	1,890	1,886,561
NYMT Loan Trust,
Series 2025-CP01, Class A1, 144A	3.750(cc)	11/25/69	685	655,142
Series 2026-INV04, Class A1, 144A	5.678(cc)	08/25/61	1,891	1,888,503
OBX Trust,
Series 2025-NQM10, Class A1, 144A	5.453(cc)	05/25/65	273	272,394
Series 2025-NQM13, Class A1, 144A	5.441(cc)	05/25/65	972	968,068
Series 2025-NQM18, Class A1, 144A	5.057(cc)	09/25/65	650	644,148
Series 2025-NQM20, Class A1, 144A	5.021(cc)	10/25/65	479	473,024
Series 2026-NQM01, Class A1, 144A	4.846(cc)	11/25/65	361	354,987
Series 2026-NQM02, Class A1, 144A	4.818(cc)	12/01/65	648	637,213
Series 2026-NQM04, Class A1, 144A	5.173(cc)	02/25/66	1,120	1,107,530
Series 2026-NQM05, Class A1, 144A	5.321(cc)	01/25/66	1,011	1,003,060
Series 2026-NQM10, Class A1, 144A	5.425(cc)	06/25/66	1,972	1,961,293
PMT Credit Risk Transfer Trust,
Series 2024-01R, Class A, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)	7.143(c)	05/25/33	643	646,430

See Notes to Financial Statements.

PGIM Fixed Income ETFs 287

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
PMT Credit Risk Transfer Trust, (cont’d.)
Series 2024-02R, Class A, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)	6.995%(c)	03/29/27	323	$324,990
Series 2024-03R, Class A, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)	6.745(c)	09/27/28	404	408,836
PRET Trust,
Series 2024-RPL02, Class A1, 144A	4.075(cc)	06/25/64	241	225,519
PRPM LLC,
Series 2024-RCF06, Class A1, 144A	4.000(cc)	10/25/64	433	422,083
Series 2025-RCF02, Class A1, 144A	4.000(cc)	10/25/64	575	558,338
Santander Mortgage Asset Receivable Trust,
Series 2025-NQM03, Class A1, 144A	5.599(cc)	05/25/65	615	613,355
Series 2025-NQM05, Class A1, 144A	5.067(cc)	08/25/65	916	905,634
Series 2026-NQM01, Class A1, 144A	4.947(cc)	11/25/65	624	615,393
SG Residential Mortgage Trust,
Series 2025-01, Class A1, 144A	5.098(cc)	12/25/65	825	816,740
Series 2026-05, Class A1, 144A	5.505(cc)	08/25/66	1,591	1,582,092
Verus Securitization Trust,
Series 2025-05, Class A1, 144A	5.427(cc)	06/25/70	505	503,825
Series 2025-08, Class A1, 144A	4.869(cc)	09/25/70	327	322,516
Series 2026-01, Class A1, 144A	4.863(cc)	01/25/71	367	361,638
Series 2026-05, Class A1, 144A	5.362(cc)	05/25/71	1,665	1,653,114
Series 2026-INV01, Class A1, 144A	5.635(cc)	07/25/71	2,900	2,891,673
Series 2026-R01, Class A1, 144A	4.832(cc)	10/25/67	631	619,455

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $91,632,609)				91,018,759

SOVEREIGN BONDS 2.2%
Angolan Government International Bond (Angola),
Sr. Unsec’d. Notes, EMTN	8.000	11/26/29	200	204,812
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes	0.125	07/09/30	EUR 619	612,559
Sr. Unsec’d. Notes	0.750(cc)	07/09/30	1,147	992,603
Sr. Unsec’d. Notes	1.000	07/09/29	1,398	1,249,034
Sr. Unsec’d. Notes	3.500(cc)	07/09/41	863	608,399
Sr. Unsec’d. Notes	3.875(cc)	07/09/35	EUR 130	112,663
Sr. Unsec’d. Notes	4.125(cc)	07/09/35	680	514,234
Sr. Unsec’d. Notes	5.000	01/09/38	1,140	904,347
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes	5.333	02/15/28	40	39,904
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	3.125	04/15/31	580	512,454
Sr. Unsec’d. Notes	3.750	09/19/28	EUR 1,309	1,507,949
Sr. Unsec’d. Notes	4.500	03/15/29	880	858,544
Sr. Unsec’d. Notes	5.000	09/19/32	EUR 351	399,693
Sr. Unsec’d. Notes	5.375	01/21/29	460	458,654
Sr. Unsec’d. Notes	5.625	02/19/36	EUR 245	275,749
Sr. Unsec’d. Notes	8.500	04/25/35	500	555,953
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A	5.500	02/22/29	1,440	1,440,334
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes	6.900	07/31/30	324	323,619
Sr. Unsec’d. Notes, 144A	8.750	01/29/34	2,005	2,001,607
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes	8.625	02/28/29	200	211,514
Gabon Blue Bond Master Trust (Gabon),
Insured Notes	6.097	08/01/38	1,000	989,490
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes	4.875	01/30/32	EUR 676	771,234
Sr. Unsec’d. Notes	5.250	03/22/30	EUR 412	484,643
Sr. Unsec’d. Notes	5.875	10/17/31	EUR 1,686	2,010,171
Sr. Unsec’d. Notes, 144A	6.750	02/25/41	635	604,066

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes, EMTN	6.500%	11/28/27	400	$403,085
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes, 144A	5.125	07/14/36	2,600	2,540,051
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A	4.625	03/04/33	EUR 780	862,071
Sr. Unsec’d. Notes, 144A	5.750	09/16/30	530	529,800
Sr. Unsec’d. Notes, EMTN	1.750	07/13/30	EUR 160	167,834
Sr. Unsec’d. Notes, EMTN	5.500	09/18/28	EUR 170	203,588
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes	1.500	06/26/29	EUR 1,128	1,215,743
Sr. Unsec’d. Notes, 144A	1.500	06/26/29	EUR 140	150,890
Sr. Unsec’d. Notes, 144A	1.650	03/03/33	EUR 1,310	1,257,704
Sr. Unsec’d. Notes, 144A	6.250	05/26/28	200	203,295

TOTAL SOVEREIGN BONDS
(cost $26,161,853)				26,178,290

U.S. GOVERNMENT AGENCY OBLIGATIONS 14.6%
Federal Home Loan Mortgage Corp.	1.500	11/01/50	318	237,511
Federal Home Loan Mortgage Corp.	2.500	03/01/51	456	375,043
Federal Home Loan Mortgage Corp.	2.500	08/01/51	2,417	2,012,936
Federal Home Loan Mortgage Corp.	2.500	12/01/51	3,250	2,671,181
Federal Home Loan Mortgage Corp.	2.500	01/01/52	408	339,851
Federal Home Loan Mortgage Corp.	3.000	09/01/50	193	164,404
Federal Home Loan Mortgage Corp.	3.000	06/01/51	4,203	3,599,709
Federal Home Loan Mortgage Corp.	3.000	07/01/51	2,253	1,961,589
Federal Home Loan Mortgage Corp.	3.000	11/01/51	628	538,428
Federal Home Loan Mortgage Corp.	3.000	01/01/52	946	822,342
Federal Home Loan Mortgage Corp.	3.000	01/01/52	1,257	1,077,399
Federal Home Loan Mortgage Corp.	3.000	02/01/52	991	847,456
Federal Home Loan Mortgage Corp.	3.000	03/01/52	160	139,655
Federal Home Loan Mortgage Corp.	3.000	03/01/52	456	396,868
Federal Home Loan Mortgage Corp.	3.000	03/01/52	1,411	1,206,411
Federal Home Loan Mortgage Corp.	3.000	06/01/52	446	388,142
Federal Home Loan Mortgage Corp.	3.000	06/01/52	792	689,641
Federal Home Loan Mortgage Corp.	3.500	11/01/51	2,713	2,421,295
Federal Home Loan Mortgage Corp.	3.500	02/01/52	481	429,689
Federal Home Loan Mortgage Corp.	3.500	04/01/52	590	523,883
Federal Home Loan Mortgage Corp.	3.500	05/01/52	2,109	1,872,418
Federal Home Loan Mortgage Corp.	3.500	08/01/52	1,386	1,237,399
Federal Home Loan Mortgage Corp.	4.000	05/01/52	1,052	964,065
Federal Home Loan Mortgage Corp.	4.500	05/01/52	225	212,807
Federal Home Loan Mortgage Corp.	4.500	06/01/52	414	391,393
Federal Home Loan Mortgage Corp.	4.500	07/01/52	572	540,900
Federal Home Loan Mortgage Corp.	5.000	06/01/52	2,781	2,709,531
Federal Home Loan Mortgage Corp.	5.000	07/01/52	118	114,991
Federal Home Loan Mortgage Corp.	5.000	08/01/52	514	500,200
Federal Home Loan Mortgage Corp.	5.000	11/01/55	1,739	1,678,784
Federal Home Loan Mortgage Corp.	5.000	01/01/56	374	361,169
Federal Home Loan Mortgage Corp.	5.000	02/01/56	6,391	6,168,256
Federal Home Loan Mortgage Corp.	5.500	08/01/52	241	240,312
Federal Home Loan Mortgage Corp.	5.500	10/01/52	2,163	2,158,044
Federal Home Loan Mortgage Corp.	5.500	11/01/52	1,904	1,902,115
Federal Home Loan Mortgage Corp.	5.500	12/01/54	448	443,959
Federal Home Loan Mortgage Corp.	5.500	01/01/55	1,119	1,111,636
Federal Home Loan Mortgage Corp.	5.500	07/01/55	558	552,866
Federal Home Loan Mortgage Corp.	5.500	10/01/55	406	401,840
Federal Home Loan Mortgage Corp.	5.500	11/01/55	2,439	2,415,569
Federal Home Loan Mortgage Corp.	5.500	02/01/56	4,947	4,899,638
Federal Home Loan Mortgage Corp.	5.500	03/01/56	1,029	1,019,192
Federal Home Loan Mortgage Corp.	5.500	04/01/56	1,123	1,112,011

See Notes to Financial Statements.

PGIM Fixed Income ETFs 289

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	5.500%	05/01/56	493	$488,764
Federal Home Loan Mortgage Corp.	5.500	06/01/56	777	769,942
Federal Home Loan Mortgage Corp.	6.000	08/01/52	70	71,433
Federal Home Loan Mortgage Corp.	6.000	11/01/52	345	350,171
Federal Home Loan Mortgage Corp.	6.000	12/01/52	311	314,863
Federal Home Loan Mortgage Corp.	6.000	04/01/53	301	305,802
Federal Home Loan Mortgage Corp.	6.000	01/01/55	1,331	1,345,939
Federal National Mortgage Assoc.	1.500	11/01/50	165	123,615
Federal National Mortgage Assoc.	1.500	11/01/50	299	223,497
Federal National Mortgage Assoc.	1.500	12/01/50	1,227	917,847
Federal National Mortgage Assoc.	2.000	08/01/50	1,055	830,436
Federal National Mortgage Assoc.	2.000	09/01/50	7,059	5,565,101
Federal National Mortgage Assoc.	2.000	10/01/50	977	771,251
Federal National Mortgage Assoc.	2.000	11/01/50	750	592,057
Federal National Mortgage Assoc.	2.000	12/01/50	1,615	1,274,773
Federal National Mortgage Assoc.	2.500	TBA	2,000	1,630,159
Federal National Mortgage Assoc.	2.500	02/01/50	120	98,450
Federal National Mortgage Assoc.	2.500	03/01/51	6,900	5,675,372
Federal National Mortgage Assoc.	2.500	05/01/51	159	130,574
Federal National Mortgage Assoc.	2.500	10/01/51	2,101	1,727,066
Federal National Mortgage Assoc.	2.500	11/01/51	1,927	1,584,355
Federal National Mortgage Assoc.	3.000	12/01/51	1,823	1,566,248
Federal National Mortgage Assoc.	3.000	01/01/52	700	602,864
Federal National Mortgage Assoc.	3.000	01/01/52	927	791,247
Federal National Mortgage Assoc.	3.000	02/01/52	1,094	943,670
Federal National Mortgage Assoc.	3.000	02/01/52	2,776	2,372,944
Federal National Mortgage Assoc.	3.000	03/01/52	4,170	3,570,650
Federal National Mortgage Assoc.	3.000	04/01/52	366	312,779
Federal National Mortgage Assoc.	3.500	TBA	4,500	3,986,191
Federal National Mortgage Assoc.	3.500	07/01/50	585	522,888
Federal National Mortgage Assoc.	3.500	02/01/51	1,384	1,232,163
Federal National Mortgage Assoc.	3.500	11/01/51	2,346	2,096,681
Federal National Mortgage Assoc.	3.500	02/01/52	2,736	2,441,207
Federal National Mortgage Assoc.	3.500	03/01/52	770	685,773
Federal National Mortgage Assoc.	3.500	04/01/52	345	306,759
Federal National Mortgage Assoc.	3.500	05/01/52	1,476	1,310,591
Federal National Mortgage Assoc.	4.000	10/01/51	564	520,521
Federal National Mortgage Assoc.	4.000	04/01/52	999	915,043
Federal National Mortgage Assoc.	4.000	05/01/52	838	767,878
Federal National Mortgage Assoc.	4.000	06/01/52	320	293,377
Federal National Mortgage Assoc.	4.500	TBA	2,000	1,874,881
Federal National Mortgage Assoc.	4.500	05/01/52	324	306,614
Federal National Mortgage Assoc.	5.000	06/01/52	277	269,958
Federal National Mortgage Assoc.	5.000	07/01/52	1,848	1,802,493
Federal National Mortgage Assoc.	5.000	08/01/52	792	771,552
Federal National Mortgage Assoc.	5.000	01/01/53	2,481	2,414,192
Federal National Mortgage Assoc.	5.500	TBA	8,000	7,905,515
Federal National Mortgage Assoc.	5.500	TBA	14,500	14,350,836
Federal National Mortgage Assoc.	5.500	10/01/52	2,296	2,291,569
Federal National Mortgage Assoc.	5.500	11/01/52	3,657	3,652,583
Federal National Mortgage Assoc.	5.500	12/01/54	412	407,742
Federal National Mortgage Assoc.	5.500	07/01/55	547	542,946
Federal National Mortgage Assoc.	5.500	08/01/55	2,427	2,403,794
Federal National Mortgage Assoc.	5.500	09/01/55	1,283	1,270,892
Federal National Mortgage Assoc.	5.500	11/01/55	4,349	4,307,910
Federal National Mortgage Assoc.	5.500	12/01/55	914	905,445
Federal National Mortgage Assoc.	5.500	04/01/56	1,168	1,157,191
Federal National Mortgage Assoc.	6.000	11/01/52	498	505,900
Federal National Mortgage Assoc.	6.000	12/01/52	2,118	2,154,535
Federal National Mortgage Assoc.	6.000	08/01/53	383	388,837
Federal National Mortgage Assoc.	6.000	06/01/55	545	550,883

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	3.000%	05/20/51	542	$471,882
Government National Mortgage Assoc.	3.000	10/20/51	784	682,715
Government National Mortgage Assoc.	3.500	04/20/47	671	604,161
Government National Mortgage Assoc.	3.500	08/20/50	137	121,847
Government National Mortgage Assoc.	3.500	10/20/51	533	474,726
Government National Mortgage Assoc.	3.500	12/20/51	1,339	1,193,625
Government National Mortgage Assoc.	3.500	03/20/52	1,184	1,056,559
Government National Mortgage Assoc.	3.500	04/20/52	569	505,594
Government National Mortgage Assoc.	4.000	04/20/49	750	689,894
Government National Mortgage Assoc.	4.000	01/20/50	394	362,248
Government National Mortgage Assoc.	4.000	03/20/52	97	89,338
Government National Mortgage Assoc.	4.000	06/20/52	668	613,647
Government National Mortgage Assoc.	4.500	07/20/52	252	239,846
Government National Mortgage Assoc.	4.500	08/20/52	3,284	3,122,430
Government National Mortgage Assoc.	5.000	09/20/52	351	342,311
Government National Mortgage Assoc.	5.000	11/20/54	2,178	2,117,440
Government National Mortgage Assoc.	5.500	09/20/52	140	140,741
Government National Mortgage Assoc.	5.500	05/20/53	1,198	1,199,267
Government National Mortgage Assoc.	5.500	04/20/55	294	292,549
Government National Mortgage Assoc.	6.000	09/20/52	287	293,941
Government National Mortgage Assoc.	6.000	02/20/53	256	261,842
Government National Mortgage Assoc.	6.500	03/20/54	109	112,554

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $172,275,937)				169,108,894

U.S. TREASURY OBLIGATIONS 24.8%
U.S. Treasury Bonds	1.625	11/15/50	7,965	3,966,321
U.S. Treasury Bonds	1.875	11/15/51	7,425	3,884,203
U.S. Treasury Bonds	2.250	08/15/49	8,350	4,963,031
U.S. Treasury Bonds	2.375	11/15/49	6,740	4,105,081
U.S. Treasury Bonds	2.375	05/15/51	7,990	4,766,535
U.S. Treasury Bonds	2.875	05/15/49	1,640	1,115,456
U.S. Treasury Bonds	3.000	11/15/44	5,330	3,930,042
U.S. Treasury Bonds	3.000	02/15/49	12,145	8,484,421
U.S. Treasury Bonds	3.250	05/15/42	8,870	7,072,439
U.S. Treasury Bonds	3.875	05/15/43	700	597,953
U.S. Treasury Bonds	4.000	11/15/42	11,765	10,275,992
U.S. Treasury Bonds	4.125	08/15/44	40,960	35,744,000
U.S. Treasury Bonds	4.500	02/15/44	2,105	1,936,271
U.S. Treasury Bonds	4.625	05/15/44	7,815	7,291,151
U.S. Treasury Bonds	4.625	11/15/44	32,200	29,951,031
U.S. Treasury Bonds	4.625	11/15/45	21,140	19,571,016
U.S. Treasury Bonds	4.750	11/15/43	1,545	1,468,474
U.S. Treasury Bonds	5.000	05/15/45	8,110	7,889,510
U.S. Treasury Notes	1.875	02/15/32	4,355	3,799,057
U.S. Treasury Notes	3.500	12/15/28	8,670	8,507,438
U.S. Treasury Notes	3.625	12/31/30	31,095	30,057,690
U.S. Treasury Notes	3.750	11/30/32	33,430	31,943,932
U.S. Treasury Notes	4.000	01/31/33	26,085	25,243,351
U.S. Treasury Notes	4.000	02/15/34	3,600	3,455,156
U.S. Treasury Notes	4.000	11/15/35	7,250	6,862,578
U.S. Treasury Notes	4.125	05/31/31	5,900	5,808,735
U.S. Treasury Notes	4.250	11/15/34	900	873,703
U.S. Treasury Strips Coupon(k)	3.001(s)	11/15/41	2,305	1,037,452
U.S. Treasury Strips Coupon	4.350(s)	02/15/43	60	24,946
U.S. Treasury Strips Coupon	4.594(s)	02/15/42	745	329,627
U.S. Treasury Strips Coupon	4.641(s)	02/15/41	705	332,695
U.S. Treasury Strips Coupon	4.848(s)	05/15/42	1,210	527,222
U.S. Treasury Strips Coupon(k)	4.869(s)	05/15/43	4,465	1,828,735
U.S. Treasury Strips Coupon(k)	4.930(s)	11/15/43	7,480	2,967,710
U.S. Treasury Strips Coupon	5.020(s)	05/15/44	315	121,208

See Notes to Financial Statements.

PGIM Fixed Income ETFs 291

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Strips Coupon	5.052%(s)	08/15/43	965	$388,323
U.S. Treasury Strips Coupon(k)	5.110(s)	02/15/44	2,890	1,129,176
U.S. Treasury Strips Coupon	5.119(s)	11/15/45	755	265,636
U.S. Treasury Strips Coupon	5.202(s)	02/15/45	6,290	2,316,359
U.S. Treasury Strips Coupon	5.245(s)	08/15/45	305	108,932
U.S. Treasury Strips Coupon	5.308(s)	05/15/45	4,440	1,608,509
U.S. Treasury Strips Coupon(k)	5.413(s)	05/15/40	155	76,867

TOTAL U.S. TREASURY OBLIGATIONS
(cost $301,163,442)				286,627,964

			Shares

AFFILIATED EXCHANGE-TRADED FUNDS 4.4%
Fixed Income
PGIM AAA CLO ETF			575,000	29,503,250
PGIM Active High Yield Bond ETF			128,969	4,461,038
PGIM Corporate Bond 0-5 Year ETF			200,000	9,926,660
PGIM Corporate Bond 5-10 Year ETF			150,000	7,338,195

TOTAL AFFILIATED EXCHANGE-TRADED FUNDS (cost $51,803,691)(wa)				51,229,143

COMMON STOCK 0.0%

Interactive Media & Services

Diamond Sports Group LLC*(x) (cost $2,663)			1,016	220

OPTION PURCHASED*~ 0.0% (cost $6,635)				4,398

TOTAL LONG-TERM INVESTMENTS, BEFORE LONG-TERM OPTIONS WRITTEN 102.0% (cost $1,203,827,982)				1,179,424,445

OPTIONS WRITTEN*~ (0.0)% (premiums received $0)				(2,074)

TOTAL LONG-TERM INVESTMENTS, NET OF LONG-TERM OPTIONS WRITTEN 102.0% (cost $1,203,827,982)				1,179,422,371

SHORT-TERM INVESTMENTS 0.8%

AFFILIATED MUTUAL FUND 0.8%
PGIM Core Government Money Market Fund (7-day effective yield 3.780%) (cost $9,801,434)(wa)			9,801,434	9,801,434

OPTIONS PURCHASED*~ 0.0% (cost $114,719)				213,861

TOTAL SHORT-TERM INVESTMENTS (cost $9,916,153)				10,015,295

TOTAL INVESTMENTS, BEFORE SHORT-TERM OPTIONS WRITTEN 102.8% (cost $1,213,744,135)				1,189,437,666

OPTIONS WRITTEN*~ (0.0)% (premiums received $115,752)				(227,976)

TOTAL INVESTMENTS, NET OF SHORT-TERM OPTIONS WRITTEN 102.8% (cost $1,213,628,383)				1,189,209,690
Liabilities in excess of other assets(z) (2.8)%				(32,643,760)

NET ASSETS 100.0%				$1,156,565,930

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

^ Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $0 and 0.0% of net assets.

(c) Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2026.

(cc) Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2026. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d) Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff) Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k) Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(oo) Perpetual security. Maturity date represents next call date.

(s) Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(wa) Represents investments in Funds affiliated with the Manager.

(x) The following represents restricted securities that are acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law.

(x) Restricted Securities:

Issuer	Acquisition Date	Original Cost	Market Value	Percentage of Net Assets
Camelot Return Merger Sub, Inc., Sr. Sec’d. Notes, 144A, 8.750%, 08/01/28	01/07/25	$168,578	$91,060	0.0%
CSC Holdings LLC, Gtd. Notes, 144A, 5.500%, 04/15/27	11/12/25	180,500	115,761	0.0
Diamond Sports Group LLC*	01/02/25	2,663	220	0.0
Digicel International Finance Ltd./DIFL US LLC (Jamaica), Sr. Sec’d. Notes, 144A, 8.625%, 08/01/32	07/30/25-09/09/25	639,750	660,115	0.1

Total		$991,491	$867,156	0.1%

(z) Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contract:

U.S. Government Agency Obligation	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.
(proceeds receivable $1,942,813)	5.000%	TBA	10/13/26	$(2,000)	$(1,926,759)

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
1-Year Interest Rate Swap, 02/07/29	Call	JPM	02/03/28	2.24%	2.24%(A)	3 Month EURIBOR(Q)/ 2.593%	EUR 5,015	$4,398
CDX.NA.IG.46.V1, 06/20/31	Call	BOA	09/16/26	0.53%	1.00%(Q)	CDX.NA.IG.46.V1(Q)	3,556	3,713
CDX.NA.IG.46.V1, 06/20/31	Call	RBC	12/16/26	0.50%	1.00%(Q)	CDX.NA.IG.46.V1(Q)	4,440	4,370
CDX.NA.IG.46.V1, 06/20/31	Call	RBC	12/16/26	0.50%	1.00%(Q)	CDX.NA.IG.46.V1(Q)	2,220	2,185
1-Year Interest Rate Swap, 03/23/28	Put	JPM	03/19/27	3.82%	1 Day SOFR(T)/ 3.680%	3.82%(T)	9,065	51,183
1-Year Interest Rate Swap, 03/23/28	Put	JPM	03/19/27	11.07%	1 Day SOFR(T)/ 3.680%	11.07%(T)	9,065	13
1-Year Interest Rate Swap, 09/23/27	Put	CITI	09/21/26	2.80%	3 Month EURIBOR(Q)/ 2.593%	2.80%(A)	EUR 6,140	11,412
1-Year Interest Rate Swap, 09/23/27	Put	CITI	09/21/26	10.29%	3 Month EURIBOR(Q)/ 2.593%	10.29%(A)	EUR 6,140	—
2-Year Interest Rate Swap, 11/06/28	Put	BNP	11/04/26	3.21%	1 Day SOFR(A)/ 3.680%	3.21%(A)	6,645	131,808
2-Year Interest Rate Swap, 11/06/28	Put	BNP	11/04/26	8.19%	1 Day SOFR(A)/ 3.680%	8.19%(A)	6,645	1
CDX.NA.HY.46.V2, 06/20/31	Put	BARC	10/21/26	$106.00	CDX.NA.HY.46.V2(Q)	5.00%(Q)	2,930	8,321

See Notes to Financial Statements.

PGIM Fixed Income ETFs 293

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.46.V1, 06/20/31	Put	DB	09/16/26	0.55%	CDX.NA.IG.46.V1(Q)	1.00%(Q)	3,760	$557
CDX.NA.IG.46.V1, 06/20/31	Put	JPM	09/16/26	0.60%	CDX.NA.IG.46.V1(Q)	1.00%(Q)	6,530	298

Total Options Purchased (cost $121,354)								$218,259

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
1-Year Interest Rate Swap, 02/07/29	Call	JPM	02/03/28	1.74%	3 Month EURIBOR(Q)/ 2.593%	1.74%(A)	EUR 5,015	$(2,074)
CDX.NA.IG.46.V1, 06/20/31	Call	DB	09/16/26	0.48%	CDX.NA.IG.46.V1(Q)	1.00%(Q)	3,760	(417)
1-Year Interest Rate Swap, 03/23/28	Put	JPM	03/19/27	4.27%	4.27%(T)	1 Day SOFR(T)/3.680%	18,130	(50,544)
1-Year Interest Rate Swap, 09/23/27	Put	CITI	09/21/26	3.24%	3.24%(A)	3 Month EURIBOR(Q)/2.593%	EUR 12,280	(368)
2-Year Interest Rate Swap, 11/06/28	Put	BNP	11/04/26	3.49%	3.49%(A)	1 Day SOFR(A)/3.680%	6,645	(96,141)
2-Year Interest Rate Swap, 11/06/28	Put	BNP	11/04/26	3.69%	3.69%(A)	1 Day SOFR(A)/3.680%	6,645	(72,093)
CDX.NA.HY.46.V2, 06/20/31	Put	BARC	10/21/26	$102.00	5.00%(Q)	CDX.NA.HY.46.V2(Q)	2,930	(2,045)
CDX.NA.HY.46.V2, 06/20/31	Put	BARC	10/21/26	$104.00	5.00%(Q)	CDX.NA.HY.46.V2(Q)	2,930	(3,634)
CDX.NA.IG.46.V1, 06/20/31	Put	DB	09/16/26	0.68%	1.00%(Q)	CDX.NA.IG.46.V1(Q)	7,520	(112)
CDX.NA.IG.46.V1, 06/20/31	Put	JPM	09/16/26	0.70%	1.00%(Q)	CDX.NA.IG.46.V1(Q)	13,060	(148)
CDX.NA.IG.46.V1, 06/20/31	Put	BOA	09/16/26	0.75%	1.00%(Q)	CDX.NA.IG.46.V1(Q)	3,556	(25)
CDX.NA.IG.46.V1, 06/20/31	Put	RBC	12/16/26	0.88%	1.00%(Q)	CDX.NA.IG.46.V1(Q)	4,440	(1,795)
CDX.NA.IG.46.V1, 06/20/31	Put	RBC	12/16/26	1.00%	1.00%(Q)	CDX.NA.IG.46.V1(Q)	2,220	(654)

Total Options Written (premiums received $115,752)								$(230,050)

Futures contracts outstanding at August 31, 2026:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
320	2 Year U.S. Treasury Notes	Dec. 2026	$65,675,000	$(158,310)
259	5 Year U.S. Treasury Notes	Dec. 2026	27,377,111	(74,375)
28	10 Year Australian Treasury Bonds	Sep. 2026	2,147,386	(17,981)
8	10 Year Euro-Bund	Dec. 2026	1,137,576	(3,631)
216	10 Year U.S. Treasury Notes	Dec. 2026	23,253,750	(121,494)
478	10 Year U.S. Ultra Treasury Notes	Dec. 2026	52,303,659	(294,619)
60	20 Year U.S. Treasury Bonds	Dec. 2026	6,517,500	(8,584)

				(678,994)

Short Positions:
2	5 Year Euro-Bobl	Sep. 2026	263,207	3,088

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Futures contracts outstanding at August 31, 2026 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (cont’d):
40	5 Year Euro-Bobl	Dec. 2026	$5,278,548	$12,076
18	30 Year U.S. Ultra Treasury Bonds	Dec. 2026	1,980,563	7,637
14	Euro Schatz Index	Dec. 2026	1,710,324	1,452

				24,253

				$(654,741)

Bond forward contracts outstanding at August 31, 2026:

Purchase Bond Forwards	Counterparty	Settlement Date	Notional Amount (000)#	Strike Price	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Bond Forward Contracts:
U.S. Treasury Bond
2.875%, 05/15/49	JPM	02/16/27	2,270	$67.85	$1,540,230	$1,543,250	$3,020	$—
4.750%, 11/15/43	BNP	01/29/27	3,465	$95.71	3,316,338	3,281,424	—	(34,914)

					$4,856,568	$4,824,674	$3,020	$(34,914)

Forward foreign currency exchange contracts outstanding at August 31, 2026:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 10/22/26	HSBC	EUR	1,159	$1,342,897	$1,349,192	$6,295	$—
Expiring 10/22/26	SSB	EUR	1,175	1,345,538	1,367,384	21,846	—

				$2,688,435	$2,716,576	28,141	—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 10/22/26	DB	GBP	1,372	$1,851,364	$1,859,146	$—	$(7,782)
Euro,
Expiring 10/22/26	BNP	EUR	1,097	1,270,075	1,277,236	—	(7,161)
Expiring 10/22/26	BNY	EUR	9,700	11,163,244	11,290,206	—	(126,962)
Expiring 10/22/26	CACI	EUR	8,315	9,545,696	9,677,319	—	(131,623)
Expiring 10/22/26	SSB	EUR	9,700	11,158,025	11,290,206	—	(132,181)
Expiring 10/22/26	SSB	EUR	700	812,485	814,728	—	(2,243)
Expiring 10/22/26	TD	EUR	9,735	11,242,756	11,330,159	—	(87,403)

				$47,043,645	$47,539,000	—	(495,355)

						$28,141	$(495,355)

See Notes to Financial Statements.

PGIM Fixed Income ETFs 295

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Credit default swap agreements outstanding at August 31, 2026:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Buy Protection(1):

Republic of France	12/20/30	0.250%(Q)	505	$(2,255)	$(1,299)	$(956)	BARC

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2026(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Alphabet, Inc.	06/20/30	1.000%(Q)	655	0.500%	$12,770	$13,720	$(950)	GSI
America Movil SAB de CV	12/20/26	1.000%(Q)	425	0.209%	1,862	980	882	BARC
Banco Santander SA	03/20/27	1.000%(Q)	EUR 700	0.116%	5,572	3,868	1,704	BARC
Bank of America Corp.	06/20/27	1.000%(Q)	389	0.284%	2,982	2,179	803	GSI
Bank of America Corp.	06/20/27	1.000%(Q)	199	0.284%	1,525	987	538	GSI
Bank of Nova Scotia	12/20/26	1.000%(Q)	268	0.281%	1,115	584	531	CITI
Barclays Bank PLC	12/20/26	1.000%(Q)	1,012	0.231%	4,366	2,078	2,288	GSI
Barclays Bank PLC	12/20/26	1.000%(Q)	EUR 627	0.224%	3,165	1,817	1,348	JPM
Barclays Bank PLC	12/20/26	1.000%(Q)	EUR 348	0.224%	1,756	919	837	GSI
Barclays Bank PLC	03/20/27	1.000%(Q)	EUR 1,302	0.259%	9,171	6,280	2,891	MSI
BNP Paribas SA	03/20/27	1.000%(Q)	EUR 2,533	0.167%	19,338	14,211	5,127	MSI
Citigroup, Inc.	12/20/26	1.000%(Q)	1,420	0.225%	6,154	2,969	3,185	GSI
Citigroup, Inc.	12/20/27	1.000%(Q)	80	0.299%	874	625	249	GSI
Comision Federal de Electricidad	06/20/27	1.000%(Q)	450	0.999%	891	539	352	BARC
Comision Federal de Electricidad	06/20/28	1.000%(Q)	360	1.125%	(68)	(929)	861	BARC
Comision Federal de Electricidad	06/20/28	1.000%(Q)	125	1.125%	(23)	(108)	85	BARC
Comision Federal de Electricidad	06/20/29	1.000%(Q)	365	1.282%	(1,975)	(1,434)	(541)	BARC
Comision Federal de Electricidad	06/20/29	1.000%(Q)	170	1.282%	(920)	(889)	(31)	BARC
Comision Federal de Electricidad	06/20/29	1.000%(Q)	100	1.282%	(541)	(522)	(19)	BARC
Commerzbank AG	12/20/26	1.000%(Q)	EUR 273	0.105%	1,493	841	652	BARC
European Investment Bank	12/20/26	—%(Q)	1,475	0.034%	(151)	(223)	72	BARC
Federative Republic of Brazil	06/20/27	1.000%(Q)	243	0.483%	1,478	889	589	BARC
Hellenic Republic	12/20/26	1.000%(Q)	584	0.053%	2,837	1,602	1,235	BARC

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Credit default swap agreements outstanding at August 31, 2026 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2026(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Hellenic Republic	06/20/27	1.000%(Q)	95	0.073%	$ 889	$529	$360	BARC
Hellenic Republic	12/20/27	1.000%(Q)	70	0.106%	939	575	364	BARC
HSBC Bank PLC	12/20/26	1.000%(Q)	378	0.133%	1,744	959	785	MSI
HSBC Bank PLC	06/20/27	1.000%(Q)	EUR 559	0.140%	5,757	4,452	1,305	BOA
Kingdom of Norway	12/20/26	—%(Q)	860	0.029%	(75)	(129)	54	BARC
National Bank of Canada	12/20/26	1.000%(Q)	269	0.274%	1,126	598	528	CITI
Nomura Holdings, Inc.	06/20/27	1.000%(Q)	486	0.301%	3,660	2,752	908	BOA
Nomura Holdings, Inc.	12/20/27	1.000%(Q)	702	0.404%	6,722	5,813	909	BOA
Republic of Angola	12/20/27	1.000%(Q)	400	2.050%	(4,508)	(12,275)	7,767	BARC
Republic of Argentina	12/20/26	5.000%(Q)	500	1.075%	10,898	(1,553)	12,451	MSI
Republic of Chile	06/20/28	1.000%(Q)	184	0.198%	2,946	2,065	881	BARC
Republic of Colombia	12/20/26	1.000%(Q)	500	0.456%	1,813	870	943	CITI
Republic of Colombia	12/20/26	1.000%(Q)	388	0.456%	1,407	229	1,178	BARC
Republic of France	12/20/26	0.250%(Q)	1,444	0.074%	1,486	671	815	BARC
Republic of France	12/20/26	0.250%(Q)	755	0.074%	777	350	427	BARC
Republic of France	06/20/27	0.250%(Q)	260	0.109%	420	255	165	BARC
Republic of France	12/20/30	0.250%(Q)	505	0.300%	(754)	(2,675)	1,921	BARC
Republic of France	06/20/36	0.250%(Q)	500	0.629%	(14,572)	(14,744)	172	BARC
Republic of Italy	09/20/26	1.000%(Q)	1,645	0.050%	4,104	862	3,242	BARC
Republic of Ivory Coast	04/07/27	1.885%(Q)	640	0.690%	6,940	(52)	6,992	DB
Republic of Kazakhstan	12/20/26	1.000%(Q)	176	0.184%	785	431	354	CITI
Republic of Kazakhstan	06/20/27	1.000%(Q)	229	0.210%	1,891	1,426	465	BOA
Republic of Panama	06/20/27	1.000%(Q)	1,562	0.355%	11,089	6,795	4,294	CITI
Republic of Panama	06/20/27	1.000%(Q)	547	0.355%	3,884	2,482	1,402	BARC
Republic of Peru	06/20/28	1.000%(Q)	195	0.267%	2,885	1,809	1,076	BARC
Republic of Romania	12/20/26	1.000%(Q)	56	0.390%	214	83	131	BOA
Republic of Serbia	12/20/30	1.000%(Q)	130	1.306%	(1,281)	(1,265)	(16)	BARC
Republic of Slovakia	12/20/27	1.000%(Q)	210	0.179%	2,620	2,209	411	BARC
Republic of South Africa	12/20/26	1.000%(Q)	271	0.141%	1,243	456	787	BARC
Skandinaviska Enskilda Banken AB	12/20/26	1.000%(Q)	463	0.067%	2,229	1,230	999	MSI
Socialist Republic of Vietnam	12/20/27	1.000%(Q)	700	0.324%	7,421	5,354	2,067	BARC

See Notes to Financial Statements.

PGIM Fixed Income ETFs 297

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Credit default swap agreements outstanding at August 31, 2026 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2026(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Standard Chartered PLC	12/20/26	1.000	%(Q)	291	0.130%	$1,346	$721	$625	MSI
State of Israel	06/20/27	1.000	%(Q)	986	0.160%	8,536	6,592	1,944	CITI
State of Israel	06/20/27	1.000	%(Q)	400	0.160%	3,463	2,485	978	CITI
State of Qatar	12/20/26	1.000	%(Q)	300	0.120%	1,396	792	604	BARC
Stellantis NV	12/20/26	1.000	%(Q)	EUR 281	0.334%	1,309	756	553	BARC
TotalEnergies Capital SA	12/20/26	1.000	%(Q)	EUR 500	0.080%	2,781	1,663	1,118	BARC
Uber Technologies, Inc.	12/20/31	5.000	%(Q)	1,160	0.589%	252,753	226,757	25,996	GSI
UBS Group AG	12/20/26	1.000	%(Q)	EUR 1,023	0.114%	5,566	3,178	2,388	GSI
Verizon Communications, Inc.	06/20/27	1.000	%(Q)	1,207	0.306%	9,040	6,945	2,095	GSI
Verizon Communications, Inc.	06/20/27	1.000	%(Q)	634	0.306%	4,749	3,631	1,118	GSI
Volkswagen AG	06/20/27	1.000	%(Q)	EUR 300	0.241%	2,807	2,114	693	BARC
Volkswagen AG	09/20/27	1.000	%(Q)	EUR 125	0.292%	1,364	1,074	290	BARC
Wells Fargo & Co.	12/20/26	1.000	%(Q)	2,748	0.195%	12,157	6,758	5,399	JPM
Wells Fargo & Co.	12/20/26	1.000	%(Q)	775	0.195%	3,428	1,975	1,453	JPM
Wells Fargo & Co.	12/20/26	1.000	%(Q)	103	0.195%	456	249	207	GSI

						$449,521	$327,235	$122,286

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2026(4)	Value at Trade Date	Value at August 31, 2026	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):

CDX.NA.IG.46.V1	06/20/31	1.000%(Q)	60,375	0.503%	$1,038,841	$1,410,241	$371,400

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreements outstanding at August 31, 2026:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2026	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreements:
19,300	06/09/27	3.090%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$291	$(112,834)	$(113,125)
15,440	06/11/27	3.058%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(2,274)	(91,093)	(88,819)

				$(1,983)	$(203,927)	$(201,944)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at August 31, 2026:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2026	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
CAD	2,710	05/20/36	3.010%(S)	1 Day CORRA(2)(S)/ 2.270%	$—	$(75,100)	$(75,100)
CHF	700	02/23/36	0.480%(A)	1 Day SARON(2)(A)/ (0.060)%	—	(13,618)	(13,618)
CHF	2,070	07/30/36	0.650%(A)	1 Day SARON(2)(A)/ (0.060)%	(2,320)	(10,304)	(7,984)
CHF	975	08/04/36	0.688%(A)	1 Day SARON(2)(A)/ (0.060)%	—	(593)	(593)
GBP	140	05/08/27	1.050%(A)	1 Day SONIA(1)(A)/ 3.731%	(563)	5,447	6,010
GBP	120	05/08/32	1.150%(A)	1 Day SONIA(1)(A)/ 3.731%	5,330	27,838	22,508
GBP	905	02/19/46	4.423%(A)	1 Day SONIA(2)(A)/ 3.731%	(23)	(87,222)	(87,199)
JPY	210,000	02/24/46	2.530%(A)	1 Day TONAR(2)(A)/ 0.977%	—	(159,274)	(159,274)
JPY	290,000	03/02/46	2.569%(A)	1 Day TONAR(2)(A)/ 0.977%	(62,707)	(210,131)	(147,424)
MXN	43,410	02/28/31	7.348%(M)	28 Day Mexican Interbank Rate(2)(M)/ 6.766%	—	(43,404)	(43,404)
MXN	25,520	02/25/33	7.566%(M)	28 Day Mexican Interbank Rate(2)(M)/ 6.766%	—	(37,787)	(37,787)
NZD	3,350	02/23/36	4.014%(S)	3 Month BBR(2)(Q)/ 3.060%	—	(60,214)	(60,214)
	730	09/25/26	4.699%(A)	1 Day SOFR(1)(A)/ 3.680%	48	(5,623)	(5,671)
	6,640	05/13/27	4.497%(A)	1 Day SOFR(2)(A)/ 3.680%	573	36,270	35,697
	11,820	07/08/28	4.000%(A)	1 Day SOFR(2)(A)/ 3.680%	7,557	(38,612)	(46,169)
	4,720	06/01/31	3.886%(A)	1 Day SOFR(2)(A)/ 3.680%	—	(67,874)	(67,874)
	1,512	08/13/31	3.685%(A)	1 Day SOFR(2)(A)/ 3.680%	—	(37,035)	(37,035)
	1,512	08/13/31	3.885%(A)	1 Day SOFR(1)(A)/ 3.680%	—	23,449	23,449
	2,786	05/26/36	3.672%(A)	1 Day SOFR(1)(A)/ 3.680%	—	154,077	154,077
	2,710	12/20/44	3.995%(A)	1 Day SOFR(2)(A)/ 3.680%	—	(195,041)	(195,041)
	3,260	08/11/46	4.000%(A)	1 Day SOFR(2)(A)/ 3.680%	(165,285)	(258,282)	(92,997)
	670	12/16/49	3.805%(A)	1 Day SOFR(2)(A)/ 3.680%	(4,498)	(76,744)	(72,246)
	370	05/11/54	1.350%(A)	1 Day SOFR(1)(A)/ 3.680%	161,235	190,315	29,080
	3,540	12/14/54	3.136%(A)	1 Day SOFR(1)(A)/ 3.680%	50,854	169,933	119,079
	590	12/16/54	3.719%(A)	1 Day SOFR(1)(A)/ 3.680%	4,480	80,406	75,926
	2,065	12/20/54	3.825%(A)	1 Day SOFR(1)(A)/ 3.680%	—	245,212	245,212
	1,060	01/15/55	4.130%(A)	1 Day SOFR(1)(A)/ 3.680%	(19,089)	72,655	91,744
	6,419	06/01/56	4.132%(A)	1 Day SOFR(1)(A)/ 3.680%	—	57,316	57,316
	11,889	06/04/56	4.127%(A)	1 Day SOFR(1)(A)/ 3.680%	(7,360)	107,918	115,278
	2,635	08/11/56	3.870%(A)	1 Day SOFR(1)(A)/ 3.680%	205,606	297,686	92,080
ZAR	45,250	06/03/36	8.080%(A)	1 Day ZARONIA(2)(A)/ 6.860%	(91)	(27,066)	(26,975)

					$173,747	$64,598	$(109,149)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 299

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$364,033	$(38,097)	$123,843	$(2,513)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$—	$2,789,665
JPS	—	3,100,602

Total	$—	$5,890,267

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$5,628,891	$ —
Collateralized Loan Obligations	—	89,637,313	—
Consumer Loans	—	10,449,533	—
Credit Cards	—	2,699,977	—
Equipment	—	1,865,202	—
Home Equity Loans	—	22,219,863	—
Other	—	9,989,176	—
Residential Mortgage-Backed Securities	—	1,789,609	—
Commercial Mortgage-Backed Securities	—	80,836,066	—
Corporate Bonds	—	322,381,730	—**
Floating Rate and Other Loans	—	6,639,138	—
Municipal Bonds	—	1,120,279	—
Residential Mortgage-Backed Securities	—	91,018,759	—
Sovereign Bonds	—	26,178,290	—
U.S. Government Agency Obligations	—	169,108,894	—
U.S. Treasury Obligations	—	286,627,964	—
Affiliated Exchange-Traded Funds
Fixed Income	51,229,143	—	—
Common Stock	—	220	—
Option Purchased	—	4,398	—
Short-Term Investments
Affiliated Mutual Fund	9,801,434	—	—
Options Purchased	—	213,861	—

Total	$61,030,577	$1,128,409,163	$ —

Liabilities
Long-Term Investments
Options Written	$—	$(2,074)	$ —

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Short-Term Investments
Options Written	$—	$(227,976)	$ —

Total	$—	$(230,050)	$ —

Other Financial Instruments*
Assets
Futures Contracts	$24,253	$—	$—
OTC Bond Forward Contract	—	3,020	—
OTC Forward Foreign Currency Exchange Contracts	—	28,141	—
Centrally Cleared Credit Default Swap Agreement	—	371,400	—
OTC Credit Default Swap Agreements	—	474,389	—
Centrally Cleared Interest Rate Swap Agreements	—	1,067,456	—

Total	$24,253	$1,944,406	$—

Liabilities
Forward Commitment Contract	$—	$(1,926,759)	$—
Futures Contracts	(678,994)	—	—
OTC Bond Forward Contract	—	(34,914)	—
OTC Forward Foreign Currency Exchange Contracts	—	(495,355)	—
OTC Credit Default Swap Agreements	—	(27,123)	—
Centrally Cleared Inflation Swap Agreements	—	(201,944)	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,176,605)	—

Total	$(678,994)	$(3,862,700)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, bond forward contracts, forward foreign currency exchange contracts and centrally cleared swap contracts are recorded at unrealized appreciation (depreciation), and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

**	Includes Level 3 investments with an aggregate value of $0.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2026 were as follows:

U.S. Treasury Obligations	24.8%
U.S. Government Agency Obligations	14.6
Residential Mortgage-Backed Securities	8.1
Collateralized Loan Obligations	7.7
Commercial Mortgage-Backed Securities	7.0
Banks	6.3
Affiliated Exchange-Traded Funds	4.4
Sovereign Bonds	2.2
Home Equity Loans	1.9
Telecommunications	1.9
Oil & Gas	1.8
Pipelines	1.7
Electric	1.3
Real Estate Investment Trusts (REITs)	1.3
Auto Manufacturers	1.3
Media	1.1
Foods	0.9
Consumer Loans	0.9
Commercial Services	0.9
Other	0.9
Internet	0.9
Affiliated Mutual Fund	0.8
Healthcare-Services	0.8
Engineering & Construction	0.7
Agriculture	0.6
Automobiles	0.5
Retail	0.5
Airlines	0.5

Chemicals	0.5%
Insurance	0.4
Mining	0.4
Software	0.4
Aerospace & Defense	0.4
Lodging	0.3
Leisure Time	0.3
Diversified Financial Services	0.3
Pharmaceuticals	0.3
Semiconductors	0.3
Entertainment	0.2
Auto Parts & Equipment	0.2
Credit Cards	0.2
Building Materials	0.2
Machinery-Construction & Mining	0.2
Transportation	0.2
Equipment	0.2
Iron/Steel	0.2
Computers	0.2
Holding Companies-Diversified	0.1
Home Builders	0.1
Machinery-Diversified	0.1
Healthcare-Products	0.1
Real Estate	0.1
Investment Companies	0.1
Packaging & Containers	0.1
Municipal Bonds	0.1
Shipbuilding	0.1

See Notes to Financial Statements.

PGIM Fixed Income ETFs 301

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Industry Classification (continued):

Environmental Control	0.1%
Office/Business Equipment	0.1
Trucking & Leasing	0.0	*
Coal	0.0	*
Household Products/Wares	0.0	*
Housewares	0.0	*
Apparel	0.0	*
Home Furnishings	0.0	*
Options Purchased	0.0	*
Electrical Components & Equipment	0.0	*

Gas	0.0	*
Beverages	0.0	*%
Interactive Media & Services	0.0	*

	102.8
Options Written	(0.0	)*
Liabilities in excess of other assets	(2.8)

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2026 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$ 371,400*		—	$—

Credit contracts	Premiums paid for OTC swap agreements	364,033		Premiums received for OTC swap agreements	38,097

Credit contracts	Unaffiliated investments	19,444		Options written outstanding, at value	8,830

Credit contracts	Unrealized appreciation on OTC swap agreements	123,843		Unrealized depreciation on OTC swap agreements	2,513

Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	28,141		Unrealized depreciation on OTC forward foreign currency exchange contracts	495,355

Interest rate contracts	Due from/to broker-variation margin futures	24,253	*	Due from/to broker-variation margin futures	678,994	*

Interest rate contracts	Due from/to broker-variation margin swaps	1,067,456	*	Due from/to broker-variation margin swaps	1,378,549	*

Interest rate contracts	Unaffiliated investments	198,815		Options written outstanding, at value	221,220

Interest rate contracts	Unrealized appreciation on OTC bond forward contracts	3,020		Unrealized depreciation on OTC bond forward contracts	34,914

		$2,200,405			$2,858,472

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2026 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Bond Forward Contracts	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$(116,431)	$246,873	$—	$—	$—	$217,177
Foreign exchange contracts	(207,448)	595,046	—	—	920,142	—
Interest rate contracts	14,577	(18,338)	(2,765,400)	(300,319)	—	(108,910)

Total	$(309,302)	$823,581	$(2,765,400)	$(300,319)	$920,142	$108,267

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Bond Forward Contracts	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$(13,894)	$36,154	$—	$—	$—	$395,413
Foreign exchange contracts	11,120	(28,216)	—	—	(485,285)	—
Interest rate contracts	129,285	(153,525)	(1,229,181)	(31,894)	—	(433,984)

Total	$126,511	$(145,587)	$(1,229,181)	$(31,894)	$(485,285)	$(38,571)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended August 31, 2026, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 117,977
Options Written (2)	99,094,658
Futures Contracts - Long Positions (2)	147,771,620
Futures Contracts - Short Positions (2)	8,264,436
Bond Forward Contracts - Purchased (3)	3,560,152
Forward Foreign Currency Exchange Contracts - Purchased (3)	26,332,024
Forward Foreign Currency Exchange Contracts - Sold (3)	55,201,164
Cross Currency Exchange Contracts (4)	31,931
Credit Default Swap Agreements - Buy Protection (2)	2,435,600
Credit Default Swap Agreements - Sell Protection (2)	76,357,532
Inflation Swap Agreements (2)	6,948,000
Interest Rate Swap Agreements (2)	61,351,952
Total Return Swap Agreements (2)	1,907,150

*	Average volume is based on average quarter end balances for the year ended August 31, 2026.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$74,064	$(43,734)	$30,330	$—	$30,330
BNP	131,809	(210,309)	(78,500)	—	(78,500)
BNY	—	(126,962)	(126,962)	—	(126,962)
BOA	21,957	(25)	21,932	—	21,932
CACI	—	(131,623)	(131,623)	—	(131,623)
CITI	39,339	(368)	38,971	—	38,971
DB	7,549	(8,363)	(814)	—	(814)
GSI	303,941	(950)	302,991	(290,000)	12,991
HSBC	6,295	—	6,295	—	6,295
JPM	77,662	(52,766)	24,896	—	24,896
MSI	46,279	(1,553)	44,726	—	44,726
RBC	6,555	(2,449)	4,106	—	4,106

See Notes to Financial Statements.

PGIM Fixed Income ETFs 303

PGIM Total Return Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
SSB	$21,846	$(134,424)	$(112,578)	$—	$(112,578)
TD	—	(87,403)	(87,403)	—	(87,403)

	$737,296	$(800,929)	$(63,633)	$(290,000)	$(353,633)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Statement of Assets & Liabilities

as of August 31, 2026

Assets

Investments at value:
Unaffiliated investments (cost $1,152,139,010)	$1,128,409,163
Affiliated investments (cost $61,605,125)	61,030,577
Foreign currency, at value (cost $225,351)	227,742
Receivable for investments sold	17,917,532
Dividends and interest receivable	9,648,989
Premiums paid for OTC swap agreements	364,033
Unrealized appreciation on OTC swap agreements	123,843
Unrealized appreciation on OTC forward foreign currency exchange contracts	28,141
Due from broker—variation margin swaps	3,715
Unrealized appreciation on OTC bond forward contracts	3,020
Other assets	28,052

Total Assets	1,217,784,807

Liabilities

Payable for investments purchased	42,666,181
Payable for Fund shares purchased	10,180,882
Dividends and Distributions payable	4,613,796
Forward commitment contracts, at value (proceeds receivable $1,942,813)	1,926,759
Unrealized depreciation on OTC forward foreign currency exchange contracts	495,355
Management fee payable	474,318
Payable to custodian	289,999
Due to broker—variation margin futures	266,013
Options written outstanding, at value (premiums received $115,752)	230,050
Premiums received for OTC swap agreements	38,097
Unrealized depreciation on OTC bond forward contracts	34,914
Unrealized depreciation on OTC swap agreements	2,513

Total Liabilities	61,218,877

Net Assets	$1,156,565,930

Net assets were comprised of:
Common stock, at par	$28,400
Paid-in capital in excess of par	1,195,680,928
Total distributable earnings (loss)	(39,143,398)

Net assets, August 31, 2026	$1,156,565,930

Net asset value, offering price and redemption price per share. ($1,156,565,930 ÷ 28,400,000 shares of common stock issued and outstanding)	$40.72

See Notes to Financial Statements.

PGIM Fixed Income ETFs 305

PGIM Total Return Bond ETF

Statement of Operations

Year Ended August 31, 2026

Net Investment Income (Loss)

Income
Interest income (net of $3,148 foreign withholding tax)	$40,730,986
Affiliated dividend income	2,343,498

Total income	43,074,484

Expenses
Management fee	4,108,476
Less: Fee waiver and/or expense reimbursement	(73,950)

Net expenses	4,034,526

Net investment income (loss)	39,039,958

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $101,935)	335,499
Affiliated net capital gain distributions received	8,719
Futures transactions	(2,765,400)
Bond forward contract transactions	(300,319)
Forward and cross currency contract transactions	920,142
Options written transactions	823,581
Swap agreement transactions	108,267
Foreign currency transactions	553,988

(315,523)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(722,204))	(26,969,613)
Futures	(1,229,181)
Bond forward contracts	(31,894)
Forward and cross currency contracts	(485,285)
Options written	(145,587)
Swap agreements	(38,571)
Foreign currencies	(2,982)

(28,903,113)

Net gain (loss) on investment and foreign currency transactions	(29,218,636)

Net Increase (Decrease) In Net Assets Resulting From Operations	$9,821,322

See Notes to Financial Statements.

PGIM Total Return Bond ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2026	2025

Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$39,039,958	$19,705,461

Net realized gain (loss) on investment and foreign currency transactions	(315,523)	(3,023,830)

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(28,903,113)	1,749,951

Net increase (decrease) in net assets resulting from operations	9,821,322	18,431,582

Dividends and Distributions

Distributions from distributable earnings	(41,989,528)	(18,918,570)

Fund share transactions

Net proceeds from shares sold (16,775,000 and 6,325,000 shares, respectively)	700,636,433	262,572,169

Cost of shares purchased (1,000,000 and 300,000 shares, respectively)	(41,320,145)	(12,425,696)

Net increase (decrease) in net assets from Fund share transactions	659,316,288	250,146,473

Total increase (decrease)	627,148,082	249,659,485

Net Assets:

Beginning of year	529,417,848	279,758,363

End of year	$1,156,565,930	$529,417,848

See Notes to Financial Statements.

PGIM Fixed Income ETFs 307

PGIM Total Return Bond ETF

Financial Highlights

	Year Ended August 31,					December 02, 2021(a) through
	2026	2025	2024	2023		August 31, 2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$41.93	$42.39	$40.91	$42.94		$50.00
Income (loss) from investment operations:
Net investment income (loss)	1.95	2.04	2.09	1.81		0.86
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.06)	(0.47)	1.44	(1.72	)(c)	(7.23)
Total from investment operations	0.89	1.57	3.53	0.09		(6.37)
Less Dividends and Distributions:
Dividends from net investment income	(2.10)	(2.03)	(2.05)	(2.12)		(0.69)
Net asset value, end of period	$40.72	$41.93	$42.39	$40.91		$42.94
Total Return(d):	2.12%	3.85%	8.97%	0.27%		(12.81)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,156,566	$529,418	$279,758	$103,295		$95,539
Average net assets (000)	$838,469	$399,833	$177,863	$87,917		$67,327
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.48%	0.48%	0.48%	0.49%		0.49	%(f)
Expenses before waivers and/or expense reimbursement	0.49%	0.49%	0.49%	0.49%		0.49	%(f)
Net investment income (loss)	4.66%	4.93%	5.09%	4.38%		2.54	%(f)
Portfolio turnover rate(g)(h)	89%	109%	114%	194%		150%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 78.4%

ASSET-BACKED SECURITIES 20.9%

Automobiles 2.2%

ARI Fleet Lease Trust,
Series 2024-A, Class A2, 144A	5.300%	11/15/32	997	$998,743
Series 2024-B, Class A2, 144A	5.540	04/15/33	1,074	1,076,953
Series 2025-A, Class A2, 144A	4.380	01/17/34	3,010	3,010,980
Series 2025-B, Class A2, 144A	4.590	03/15/34	5,750	5,756,688
Series 2026-B, Class A2, 144A	4.340	02/15/35	9,800	9,770,076
Avis Budget Rental Car Funding AESOP LLC,
Series 2021-02A, Class A, 144A	1.660	02/20/28	4,500	4,469,437
Series 2022-01A, Class A, 144A	3.830	08/21/28	35,000	34,789,272
Series 2023-03A, Class A, 144A	5.440	02/22/28	20,000	20,055,414
Series 2023-07A, Class A, 144A	5.900	08/21/28	6,650	6,714,651
Capital One Prime Auto Receivables Trust,
Series 2024-01, Class A3	4.620	07/16/29	30,407	30,463,266
Chesapeake Funding II LLC,
Series 2024-01A, Class A1, 144A	5.520	05/15/36	5,385	5,402,219
Enterprise Fleet Financing LLC,
Series 2023-02, Class A2, 144A	5.560	04/22/30	970	970,937
Series 2023-03, Class A2, 144A	6.400	03/20/30	2,574	2,589,611
Series 2024-01, Class A2, 144A	5.230	03/20/30	9,100	9,124,175
Series 2024-02, Class A3, 144A	5.610	04/20/28	9,414	9,469,054
Series 2024-03, Class A3, 144A	4.980	08/21/28	17,276	17,340,172
Ford Credit Auto Owner Trust,
Series 2021-02, Class A, 144A	1.530	05/15/34	35,000	34,816,236
GM Financial Revolving Receivables Trust,
Series 2021-01, Class A, 144A	1.170	06/12/34	7,034	7,027,737
GMF Floorplan Owner Revolving Trust,
Series 2024-03A, Class A1, 144A	4.680	11/15/28	25,000	25,027,777
Hyundai Auto Lease Securitization Trust,
Series 2024-C, Class A3, 144A	4.620	04/17/28	9,899	9,910,104
M&T Bank Auto Receivables Trust,
Series 2026-01A, Class A2, 144A	4.330	07/16/29	33,400	33,389,790
Nissan Auto Lease Trust,
Series 2024-B, Class A3	4.920	11/15/27	13,742	13,769,842
OneMain Direct Auto Receivables Trust,
Series 2023-01A, Class A, 144A	5.410	11/14/29	10,265	10,307,031
Stellantis Financial Underwritten Enhanced Lease Trust,
Series 2026-AA, Class A2A, 144A	4.210	01/22/29	28,100	28,023,085
Wheels Fleet Lease Funding LLC,
Series 2024-02A, Class A1, 144A	4.870	06/21/39	10,319	10,352,346
Series 2025-02A, Class A1, 144A	4.410	05/18/40	37,501	37,400,653
Series 2025-03A, Class A1, 144A	4.080	09/18/40	1,810	1,794,925
Series 2026-01A, Class A2A, 144A	4.300	04/18/39	28,800	28,728,910

				402,550,084

Collateralized Loan Obligations 15.3%

720 East CLO Ltd. (Cayman Islands),
Series 2025-07A, Class A1, 144A, 3 Month SOFR + 1.060% (Cap N/A, Floor 1.060%)	4.789(c)	04/20/37	50,000	50,038,640
AGL CLO Ltd. (Cayman Islands),
Series 2021-13A, Class A1R, 144A, 3 Month SOFR + 1.100% (Cap N/A, Floor 1.100%)	4.829(c)	10/20/34	55,000	55,052,459
Series 2022-22A, Class A1R, 144A, 3 Month SOFR + 1.190% (Cap N/A, Floor 1.190%)	4.919(c)	01/20/37	50,000	50,064,185
Allegany Park CLO Ltd. (Cayman Islands),
Series 2019-01A, Class ARR, 144A, 3 Month SOFR + 1.100% (Cap N/A, Floor 1.100%)	4.829(c)	01/20/35	20,000	20,019,972
ARES CLO Ltd. (Cayman Islands),
Series 2017-44A, Class A1RR, 144A, 3 Month SOFR + 1.130% (Cap N/A, Floor 1.130%)	4.883(c)	04/15/34	53,447	53,510,301
Series 2022-65A, Class A1R, 144A, 3 Month SOFR + 1.120% (Cap N/A, Floor 1.120%)	4.930(c)	07/25/34	60,000	60,065,922

See Notes to Financial Statements.

PGIM Fixed Income ETFs 309

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2021-17A, Class AR, 144A, 3 Month SOFR + 1.060% (Cap N/A, Floor 1.060%)	4.789%(c)	10/20/34	42,500	$42,529,516
Bain Capital Credit CLO Ltd.,
Series 2022-03A, Class A1R, 144A, 3 Month SOFR + 1.160% (Cap N/A, Floor 1.160%)	4.910(c)	07/17/35	10,000	10,011,442
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2021-02A, Class A1R, 144A, 3 Month SOFR + 1.130% (Cap N/A, Floor 1.130%)	4.859(c)	01/20/35	24,070	24,094,315
Series 2023-01A, Class ARR, 144A, 3 Month SOFR + 1.160% (Cap N/A, Floor 1.160%)	4.889(c)	04/20/36	40,000	40,045,488
Ballyrock CLO Ltd. (Cayman Islands),
Series 2022-20A, Class A1A3, 144A, 3 Month SOFR + 1.050% (Cap N/A, Floor 1.050%)	4.803(c)	10/15/36	50,000	50,058,495
Barings CLO Ltd. (Cayman Islands),
Series 2019-03A, Class A1RR, 144A, 3 Month SOFR + 1.140% (Cap N/A, Floor 1.140%)	4.869(c)	01/20/36	27,500	27,532,084
Battalion CLO Ltd. (Cayman Islands),
Series 2017-11A, Class AR2, 144A, 3 Month SOFR + 1.130% (Cap N/A, Floor 1.130%)	4.905(c)	04/24/34	47,630	47,683,954
Series 2020-18A, Class ARR, 144A, 3 Month SOFR + 1.180% (Cap N/A, Floor 1.180%)	4.933(c)	10/15/36	50,000	50,038,115
Series 2021-17A, Class A1RR, 144A, 3 Month SOFR + 1.050% (Cap N/A, Floor 1.050%)	4.779(c)	03/09/34	49,823	49,863,709
Series 2021-21A, Class AR, 144A, 3 Month SOFR + 1.150% (Cap N/A, Floor 1.150%)	4.903(c)	07/15/34	37,954	37,997,530
BlueMountain CLO Ltd. (Cayman Islands),
Series 2018-22A, Class A1, 144A, 3 Month SOFR + 1.342% (Cap N/A, Floor 1.080%)	5.095(c)	07/15/31	200	200,061
Series 2021-32A, Class AR, 144A, 3 Month SOFR + 1.100% (Cap N/A, Floor 1.100%)	4.853(c)	10/15/34	15,000	15,012,493
Bowling Green Park CLO LLC,
Series 2019-01A, Class ARR, 144A, 3 Month SOFR + 1.000% (Cap N/A, Floor 1.000%)	4.729(c)	04/18/35	61,200	61,227,662
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2017-01A, Class AR2, 144A, 3 Month SOFR + 1.050% (Cap N/A, Floor 1.050%)	4.803(c)	07/15/34	30,000	30,014,832
Series 2021-01A, Class AR, 144A, 3 Month SOFR + 1.050% (Cap N/A, Floor 1.050%)	4.803(c)	04/15/34	33,672	33,714,355
Canyon CLO Ltd. (Cayman Islands),
Series 2020-02A, Class AR2, 144A, 3 Month SOFR + 1.030% (Cap N/A, Floor 1.030%)	4.783(c)	10/15/34	20,000	20,011,322
Carlyle US CLO Ltd. (Cayman Islands),
Series 2021-09A, Class AR, 144A, 3 Month SOFR + 1.110% (Cap N/A, Floor 1.110%)	4.839(c)	10/20/34	41,800	41,843,263
CarVal CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR2, 144A, 3 Month SOFR + 1.020% (Cap N/A, Floor 1.020%)	4.749(c)	04/20/32	30,954	30,984,452
CBAM Ltd. (Cayman Islands),
Series 2018-07A, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	5.091(c)	07/20/31	365	365,165
CIFC Funding Ltd. (Cayman Islands),
Series 2017-05AR, Class AR2, 144A, 3 Month SOFR + 1.190% (Cap N/A, Floor 1.190%)	0.000(c)	07/17/37	50,000	50,000,000
Series 2021-07A, Class AR, 144A, 3 Month SOFR + 1.090% (Cap N/A, Floor 1.090%)	4.842(c)	01/23/35	53,980	54,030,191
Clover CLO LLC,
Series 2021-03A, Class AR, 144A, 3 Month SOFR + 1.070% (Cap N/A, Floor 1.070%)	4.880(c)	01/25/35	50,420	50,461,395
Columbia Cent CLO Ltd. (Cayman Islands),
Series 2020-29A, Class A1RR, 144A, 3 Month SOFR + 1.180% (Cap N/A, Floor 1.180%)	4.909(c)	10/20/34	50,000	50,038,175
CQS US CLO Ltd. (Cayman Islands),
Series 2021-01A, Class AR, 144A, 3 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	4.929(c)	01/20/35	11,225	11,234,997
Crown City CLO (Cayman Islands),
Series 2020-02A, Class AAR2, 144A, 3 Month SOFR + 1.020% (Cap N/A, Floor 1.020%)	4.731(c)	04/20/35	57,000	57,000,114
Elevation CLO Ltd. (Cayman Islands),
Series 2021-13A, Class A1R, 144A, 3 Month SOFR + 1.060% (Cap N/A, Floor 1.060%)	4.813(c)	07/15/34	62,500	62,517,506
Galaxy CLO Ltd. (Cayman Islands),
Series 2018-25A, Class A1RR, 144A, 3 Month SOFR + 1.110% (Cap N/A, Floor 1.110%)	4.920(c)	04/25/36	54,000	54,030,078
GoldenTree Loan Management US CLO Ltd. (Cayman Islands),
Series 2024-22A, Class A, 144A, 3 Month SOFR + 1.330% (Cap N/A, Floor 1.330%)	5.059(c)	10/20/37	20,000	20,044,020
Golub Capital Partners CLO Ltd. (Cayman Islands),
Series 2017-19RA, Class A1R3, 144A, 3 Month SOFR + 1.150% (Cap N/A, Floor 1.150%)	4.879(c)	10/20/36	30,000	29,995,665
HPS Loan Management Ltd. (Cayman Islands),
Series 10A-16, Class A1R3, 144A, 3 Month SOFR + 1.120% (Cap N/A, Floor 1.120%)	4.849(c)	04/20/34	46,622	46,677,391
ICG US CLO Ltd. (Cayman Islands),
Series 2020-01A, Class ARR, 144A, 3 Month SOFR + 1.100% (Cap N/A, Floor 1.100%)	4.829(c)	01/20/35	50,000	50,041,715
Jamestown CLO Ltd. (Cayman Islands),
Series 2016-09A, Class A1R3, 144A, 3 Month SOFR + 1.180% (Cap N/A, Floor 1.180%)	4.990(c)	07/25/34	50,000	50,062,840
Series 2019-14A, Class A1RR, 144A, 3 Month SOFR + 1.040% (Cap N/A, Floor 1.040%)	4.769(c)	10/20/34	40,000	40,024,392

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Juniper Valley Park CLO Ltd. (United Kingdom),
Series 2023-01A, Class ARR, 144A, 3 Month SOFR + 1.080% (Cap N/A, Floor 1.080%)	4.809%(c)	07/20/36	13,750	$13,762,526
Kennedy Lewis CLO Ltd. (Cayman Islands),
Series 03A, Class A1R3, 144A, 3 Month SOFR + 1.190% (Cap N/A, Floor 1.190%)	4.919(c)	10/20/36	25,000	25,010,600
KKR CLO Ltd. (Cayman Islands),
Series 2022-41A, Class A1, 144A, 3 Month SOFR + 1.330% (Cap N/A, Floor 1.330%)	5.083(c)	04/15/35	50,000	50,000,335
Series 40A, Class AR, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.029(c)	10/20/34	13,743	13,746,412
LCM Ltd. (Cayman Islands),
Series 31A, Class AR, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	5.009(c)	07/20/34	10,000	10,001,956
Series 34A, Class A1R, 144A, 3 Month SOFR + 1.180% (Cap N/A, Floor 1.180%)	4.909(c)	10/20/34	40,000	40,032,276
Madison Park Funding Ltd. (Cayman Islands),
Series 2020-45A, Class ARR, 144A, 3 Month SOFR + 1.080% (Cap N/A, Floor 1.080%)	4.833(c)	07/15/34	17,000	17,014,979
Series 2021-52A, Class AR, 144A, 3 Month SOFR + 1.100% (Cap N/A, Floor 1.100%)	4.833(c)	01/22/35	25,000	25,022,815
Magnetite Ltd. (Cayman Islands),
Series 2022-32A, Class AR, 144A, 3 Month SOFR + 1.150% (Cap N/A, Floor 1.150%)	4.903(c)	10/15/37	15,000	14,999,832
Marathon CLO Ltd. (Cayman Islands),
Series 2021-16A, Class A1AR, 144A, 3 Month SOFR + 1.110% (Cap N/A, Floor 1.110%)	4.863(c)	04/15/34	48,889	48,942,991
Marble Point CLO Ltd. (Cayman Islands),
Series 2021-03A, Class A1R, 144A, 3 Month SOFR + 1.050% (Cap N/A, Floor 1.050%)	4.800(c)	10/17/34	50,000	50,054,105
Northwoods Capital Ltd. (Cayman Islands),
Series 2018-12BA, Class AR, 144A, 3 Month SOFR + 1.190% (Cap N/A, Floor 1.190%)	4.854(c)	06/15/31	1,675	1,675,522
OCP CLO Ltd. (Cayman Islands),
Series 2015-09A, Class AR3, 144A, 3 Month SOFR + 1.100% (Cap N/A, Floor 1.100%)	4.853(c)	01/15/37	25,000	25,009,850
Octagon Investment Partners Ltd. (Cayman Islands),
Series 2019-02A, Class A1R2, 144A, 3 Month SOFR + 1.090% (Cap N/A, Floor 1.090%)	4.843(c)	10/15/33	31,850	31,879,751
Octagon Ltd. (Cayman Islands),
Series 2022-01A, Class A1R, 144A, 3 Month SOFR + 1.260% (Cap N/A, Floor 1.260%)	4.994(c)	07/21/35	50,000	50,046,125
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1RR, 144A, 3 Month SOFR + 1.050% (Cap N/A, Floor 1.050%)	4.803(c)	10/15/34	50,000	50,039,995
Regatta Funding Ltd. (Cayman Islands),
Series 2016-01A, Class A1R3, 144A, 3 Month SOFR + 1.070% (Cap N/A, Floor 1.070%)	4.747(c)	06/20/34	50,000	50,054,690
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR2, 144A, 3 Month SOFR + 1.100% (Cap N/A, Floor 1.100%)	4.829(c)	04/20/34	46,405	46,456,551
Series 2020-01A, Class A1RR, 144A, 3 Month SOFR + 1.090% (Cap N/A, Floor 1.090%)	4.819(c)	01/20/36	60,500	60,553,567
RR Ltd. (Cayman Islands),
Series 2021-17A, Class A1AR, 144A, 3 Month SOFR + 1.070% (Cap N/A, Floor 1.070%)	4.823(c)	07/15/34	40,000	40,043,352
Series 2023-26A, Class A1R, 144A, 3 Month SOFR + 1.120% (Cap N/A, Floor 1.120%)	4.873(c)	04/15/38	24,000	24,026,182
Saratoga Investment Corp. CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R4, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.029(c)	04/20/33	5,280	5,281,628
Sculptor CLO Ltd. (Cayman Islands),
Series 28A, Class AR, 144A, 3 Month SOFR + 1.060% (Cap N/A, Floor 1.060%)	4.789(c)	01/20/35	40,000	40,027,568
Silver Rock CLO Ltd. (Cayman Islands),
Series 2021-02A, Class AR, 144A, 3 Month SOFR + 1.040% (Cap N/A, Floor 1.040%)	4.769(c)	01/20/35	41,750	41,778,866
Sixth Street CLO Ltd. (Cayman Islands),
Series 2017-08A, Class A1R2, 144A, 3 Month SOFR + 1.150% (Cap N/A, Floor 1.150%)	4.879(c)	10/20/34	46,500	46,534,475
Sound Point CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1R, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)	5.084(c)	10/23/31	431	431,322
Series 2018-03A, Class A1AR, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.110(c)	10/26/31	3,206	3,205,928
Series 2019-01A, Class ARR, 144A, 3 Month SOFR + 1.030% (Cap N/A, Floor 1.030%)	4.759(c)	01/20/32	4,807	4,806,951
Series 2021-03AR, Class AR, 144A, 3 Month SOFR + 1.070% (Cap N/A, Floor 1.070%)	4.880(c)	10/25/34	64,500	64,575,974
Strata CLO Ltd. (Cayman Islands),
Series 2021-01A, Class AR2, 144A, 3 Month SOFR + 1.050% (Cap N/A, Floor 1.050%)	4.779(c)	10/20/33	14,413	14,427,774
TCW CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A1R3, 144A, 3 Month SOFR + 1.050% (Cap N/A, Floor 0.000%)	4.779(c)	04/20/34	23,355	23,360,879
Tikehau US CLO Ltd. (Bermuda),
Series 2022-02A, Class A1RR, 144A, 3 Month SOFR + 1.420% (Cap N/A, Floor 1.420%)	5.149(c)	01/20/36	50,000	50,046,370
Trinitas CLO Ltd. (Cayman Islands),
Series 2017-06A, Class AR4, 144A, 3 Month SOFR + 1.110% (Cap N/A, Floor 1.110%)	4.920(c)	01/25/34	44,563	44,613,117
Series 2019-11AR, Class A1R3, 144A, 3 Month SOFR + 1.050% (Cap N/A, Floor 1.050%)	4.803(c)	07/15/34	50,000	50,040,960

See Notes to Financial Statements.

PGIM Fixed Income ETFs 311

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Trinitas CLO Ltd. (Cayman Islands), (cont’d.)
Series 2020-14A, Class A1R2, 144A, 3 Month SOFR + 1.100% (Cap N/A, Floor 1.100%)	4.910%(c)	01/25/34	11,072	$11,083,832
Series 2021-16A, Class A1R, 144A, 3 Month SOFR + 1.130% (Cap N/A, Floor 1.130%)	4.859(c)	07/20/34	33,500	33,539,004
Venture CLO Ltd. (Cayman Islands),
Series 2017-28AA, Class A1RR, 144A, 3 Month SOFR + 1.110% (Cap N/A, Floor 1.110%)	4.839(c)	10/20/34	30,000	30,026,439
Series 2018-34A, Class AR, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	5.033(c)	10/15/31	2,273	2,273,213
Series 2019-37A, Class A1RR, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	5.003(c)	07/15/32	11,092	11,094,473
Wellfleet CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A1R, 144A, 3 Month SOFR + 1.180% (Cap N/A, Floor 1.180%)	4.909(c)	04/20/34	22,572	22,599,789
Series 2021-03A, Class AR, 144A, 3 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	4.953(c)	01/15/35	60,000	60,051,966
Whitebox CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R3, 144A, 3 Month SOFR + 1.180% (Cap N/A, Floor 1.180%)	4.955(c)	01/24/37	25,065	25,062,819
Series 2021-03A, Class A1R, 144A, 3 Month SOFR + 1.270% (Cap N/A, Floor 1.270%)	5.023(c)	10/15/35	16,100	16,105,806
Wind River CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A1RR, 144A, 3 Month SOFR + 1.230% (Cap N/A, Floor 1.230%)	4.940(c)	07/20/37	50,000	50,051,105

				2,867,532,881

Consumer Loans 1.4%

Affirm Asset Securitization Trust,
Series 2024-B, Class A, 144A	4.620	09/15/29	46,251	46,248,664
Series 2026-X01, Class A, 144A	4.270	04/15/31	8,934	8,930,666
Affirm Master Trust,
Series 2025-01A, Class A, 144A	4.990	02/15/33	25,000	25,066,443
OneMain Financial Issuance Trust,
Series 2023-02A, Class A1, 144A	5.840	09/15/36	34,900	35,165,460
SoFi Consumer Loan Program,
Series 2026-03, Class A, 144A	4.460	06/25/35	21,911	21,900,203
SoFi Consumer Loan Program Trust,
Series 2025-01, Class A, 144A	4.800	02/27/34	9,480	9,494,931
Series 2026-01, Class A, 144A	4.060	12/26/35	19,641	19,572,353
Series 2026-02, Class A, 144A	4.270	03/25/36	11,544	11,524,425
Series 2026-C, Class A, 144A	4.610	07/25/35	90,850	90,863,593

				268,766,738

Equipment 0.8%

Capteris Equipment Finance LLC,
Series 2026-01A, Class A2, 144A	4.440	09/20/33	34,162	33,952,125
CCG Receivables Trust,
Series 2026-01, Class A2, 144A	4.450	01/17/34	14,000	13,956,650
Dell Equipment Finance Trust,
Series 2026-01A, Class A2, 144A	4.240	07/24/28	30,000	29,951,127
GreatAmerica Leasing Receivables Funding LLC,
Series 2026-01, Class A2, 144A	4.470	01/16/29	9,400	9,393,507
NMEF Funding LLC,
Series 2026-A, Class A2, 144A	4.090	02/15/34	15,874	15,815,497
Oaktree ABF Equipment ST 2026 LLC,
Series 2026-01A, Class A2, 144A	4.500	10/17/33	26,400	26,359,302
SLR Equipment Finance LLC,
Series 2026-01A, Class A2, 144A	5.010	04/15/33	10,640	10,651,399
Verdant Receivables LLC,
Series 2024-01A, Class A2, 144A	5.680	12/12/31	13,607	13,740,937

				153,820,544

Home Equity Loans 1.1%

BRAVO Residential Funding Trust,
Series 2025-CES03, Class A1A, 144A	5.036(cc)	12/25/55	9,465	9,334,464

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)

COOPR Residential Mortgage Trust,
Series 2025-CES02, Class A1A, 144A	5.502%(cc)	06/25/60	12,639	$12,610,112
Series 2025-CES04, Class A1A, 144A	5.040(cc)	11/25/60	8,961	8,846,616
JPMorgan Mortgage Trust,
Series 2024-HE01, Class A1, 144A, 30 Day Average SOFR + 1.500% (Cap N/A, Floor 0.000%)	5.139(c)	08/25/54	3,193	3,197,676
Series 2024-HE02, Class A1, 144A, 30 Day Average SOFR + 1.200% (Cap N/A, Floor 0.000%)	4.839(c)	10/20/54	3,770	3,773,963
Series 2025-HE02, Class A1, 144A, 30 Day Average SOFR + 1.250% (Cap N/A, Floor 0.000%)	4.889(c)	11/20/55	2,791	2,795,349
Series 2025-HE03, Class A1, 144A, 30 Day Average SOFR + 1.350% (Cap N/A, Floor 0.000%)	4.989(c)	03/20/56	12,545	12,606,383
Series 2026-ACES01, Class A1F, 144A, 30 Day Average SOFR + 1.200% (Cap 7.000%, Floor 0.000%)	4.843(c)	04/25/66	18,135	18,155,547
Series 2026-HE01, Class A1, 144A, 30 Day Average SOFR + 1.250% (Cap N/A, Floor 0.000%)	4.889(c)	09/20/56	32,069	32,166,746
RCKT Mortgage Trust,
Series 2024-CES01, Class A1A, 144A	6.025(cc)	02/25/44	2,710	2,712,976
Series 2024-CES03, Class A1A, 144A	6.591(cc)	05/25/44	6,407	6,431,364
Series 2024-CES04, Class A1A, 144A	6.147(cc)	06/25/44	4,982	4,994,843
Series 2025-CES03, Class A1A, 144A	5.553(cc)	03/25/55	11,072	11,059,532
Series 2025-CES07, Class A1A, 144A	5.377(cc)	07/25/55	6,184	6,163,609
Series 2025-CES11, Class A1A, 144A	4.966(cc)	11/25/55	9,790	9,681,902
Series 2025-CES12, Class A1A, 144A	5.027(cc)	11/25/55	11,498	11,374,129
Series 2026-CES01, Class A1A, 144A	4.827(cc)	01/25/56	8,430	8,301,154
Series 2026-CES03, Class A1A, 144A	5.144(cc)	03/25/56	7,854	7,766,157
Series 2026-CES05, Class A1A, 144A	5.248(cc)	05/25/56	13,467	13,355,867
Series 2026-CES06, Class A1A, 144A	5.321(cc)	06/25/56	9,699	9,633,009
Series 2026-CES08, Class A1A, 144A	5.614(cc)	08/25/56	16,700	16,633,337

				211,594,735

Residential Mortgage-Backed Securities 0.1%

Towd Point Mortgage Trust,
Series 2025-HE02, Class A1A, 144A, 30 Day Average SOFR + 1.350% (Cap N/A, Floor 1.350%)	4.993(c)	09/25/65	18,972	19,003,817

TOTAL ASSET-BACKED SECURITIES (cost $3,921,584,708)				3,923,268,799

CERTIFICATES OF DEPOSIT 4.7%
Bank of America NA,
SOFR + 0.350%	3.990(c)	07/01/27	35,000	35,007,678
SOFR + 0.360%	3.640(c)	04/28/27	25,000	25,014,452
Bank of Montreal	4.430	07/22/27	55,000	54,994,208
Bank of Montreal, SOFR + 0.370%	4.020(c)	07/12/27	40,000	40,004,024
Bank of Nova Scotia,
SOFR + 0.350% (Cap N/A, Floor 0.000%)	4.000(c)	12/04/26	50,000	50,025,130
SOFR + 0.400% (Cap N/A, Floor 0.000%)	4.050(c)	05/20/27	50,000	50,038,955
BNP Paribas SA,
SOFR + 0.340%	3.990(c)	05/28/27	30,000	30,008,772
SOFR + 0.350%	4.000(c)	08/12/27	25,000	25,005,555
SOFR + 0.360%	4.010(c)	11/05/26	50,000	50,022,125
Canadian Imperial Bank of Commerce,
SOFR + 0.340%	3.990(c)	10/19/26	58,000	58,018,873
SOFR + 0.350% (Cap N/A, Floor 0.000%)	4.000(c)	06/04/27	45,000	45,021,451
CIBC Bank USA, SOFR + 0.350%	4.000(c)	09/16/27	40,000	39,989,128
Credit Agricole Corporate & Investment Bank,
SOFR + 0.370%	4.020(c)	10/26/26	50,000	50,024,570
SOFR + 0.810%	4.460(c)	06/07/27	10,000	10,041,657
Credit Industriel et Commercial, SOFR + 0.410%	4.060(c)	04/23/27	50,000	50,040,265
Natixis SA,
SOFR + 0.420%	4.070(c)	04/13/27	11,500	11,512,073
SOFR + 0.620%	4.270(c)	10/29/26	10,000	10,008,229
Nordea Bank Abp, SOFR + 0.400%	4.050(c)	02/19/27	40,000	40,031,084
Royal Bank of Canada	4.440	07/20/27	55,000	55,025,140

See Notes to Financial Statements.

PGIM Fixed Income ETFs 313

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CERTIFICATES OF DEPOSIT (Continued)
Royal Bank of Canada, SOFR + 0.350% (Cap N/A, Floor 0.000%)	4.000%(c)	12/07/26	25,000	$25,011,908
Svenska Handelsbanken,
SOFR + 0.310% (Cap N/A, Floor 0.000%)	3.960(c)	09/16/26	25,000	25,002,470
SOFR + 0.310% (Cap N/A, Floor 0.000%)	3.960(c)	09/24/26	25,000	25,003,713
Swedbank AB, SOFR + 0.310%	3.960(c)	09/16/26	9,000	9,000,892
Toronto-Dominion Bank (The),
SOFR + 0.370%	4.020(c)	09/03/27	35,000	35,002,415
SOFR + 0.400%	4.050(c)	08/06/27	30,500	30,512,511

TOTAL CERTIFICATES OF DEPOSIT (cost $878,997,928)				879,367,278

COMMERCIAL MORTGAGE-BACKED SECURITIES 9.5%

3650R Commercial Mortgage Trust,
Series 2021-PF01, Class A1	1.122	11/15/54	311	310,018
Arbor Multifamily Mortgage Securities Trust,
Series 2020-MF01, Class A4, 144A	2.495	05/15/53	16,308	15,074,794
Series 2021-MF02, Class ASB, 144A	2.245	06/15/54	11,206	10,579,732
BANK,
Series 2017-BNK04, Class A3	3.362	05/15/50	50,426	50,128,452
Series 2017-BNK05, Class A4	3.131	06/15/60	18,153	17,991,554
Series 2017-BNK05, Class A5	3.390	06/15/60	15,225	15,069,516
Series 2017-BNK06, Class A4	3.254	07/15/60	9,271	9,161,637
Series 2017-BNK07, Class A4	3.175	09/15/60	26,352	25,989,605
Series 2017-BNK08, Class A3	3.229	11/15/50	17,699	17,420,983
Series 2017-BNK08, Class A4	3.488	11/15/50	15,000	14,670,240
Series 2017-BNK09, Class A4	3.538	11/15/54	23,503	23,148,882
Series 2018-BN10, Class A5	3.688	02/15/61	33,754	33,216,295
Series 2018-BN13, Class A4	3.953	08/15/61	19,403	19,111,934
Series 2019-BN17, Class A3	3.456	04/15/52	3,666	3,538,631
Series 2019-BN18, Class A3	3.325	05/15/62	20,700	19,856,233
Series 2021-BN32, Class ASB	2.332	04/15/54	9,850	9,321,259
Bank of America Merrill Lynch Commercial Mortgage Trust,
Series 2017-BNK03, Class A3	3.311	02/15/50	7,802	7,775,385
Series 2017-BNK03, Class A4	3.574	02/15/50	29,120	29,001,589
BANK5,
Series 2023-05YR01, Class A2	5.779	04/15/56	783	785,920
Series 2023-05YR01, Class A3	6.260(cc)	04/15/56	32,414	32,866,360
Series 2024-05YR07, Class A3	5.769	06/15/57	41,230	41,846,454
Series 2024-05YR09, Class A3	5.614	08/15/57	16,194	16,393,377
Series 2024-05YR10, Class A3	5.302	10/15/57	10,000	10,040,182
Series 2025-05YR14, Class A3	5.646	04/15/58	17,120	17,370,017
Barclays Commercial Mortgage Securities Trust,
Series 2023-05C23, Class A3	6.675(cc)	12/15/56	34,875	35,854,838
Series 2024-05C27, Class A3	6.014	07/15/57	27,834	28,394,282
Series 2024-05C29, Class A3	5.208	09/15/57	22,850	22,888,356
Series 2025-05C33, Class A4	5.839	03/15/58	53,677	54,811,581
Barings Issuer LLC,
Series 2026-SBP, Class A, 144A	4.820	02/26/59	13,712	13,489,321
Benchmark Mortgage Trust,
Series 2018-B01, Class A5	3.666(cc)	01/15/51	10,660	10,505,414
Series 2018-B03, Class A4	3.761	04/10/51	5,948	5,868,903
Series 2018-B05, Class A2	4.077	07/15/51	522	520,635
Series 2018-B05, Class A3	3.944	07/15/51	14,150	13,912,563
Series 2023-V02, Class A3	5.812(cc)	05/15/55	25,382	25,661,736
Series 2023-V03, Class A2	5.896	07/15/56	16,500	16,647,733
Series 2023-V03, Class A3	6.363(cc)	07/15/56	20,634	21,041,635
Series 2023-V04, Class A3	6.841(cc)	11/15/56	24,700	25,389,165
Series 2024-V08, Class A3	6.189(cc)	07/15/57	16,100	16,505,121
BMO Mortgage Trust,
Series 2023-05C02, Class A3	7.296(cc)	11/15/56	21,175	21,894,313

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
BMO Mortgage Trust, (cont’d.)
Series 2024-05C04, Class A3	6.526%(cc)	05/15/57	12,241	$12,615,162
Series 2024-05C05, Class A3	5.857	02/15/57	37,500	38,128,669
Series 2024-05C06, Class A3	5.316	09/15/57	13,330	13,362,877
Series 2024-05C07, Class A3	5.566(cc)	11/15/57	15,000	15,156,122
Series 2025-05C10, Class A3	5.578	05/15/58	13,883	14,028,906
BX Commercial Mortgage Trust,
Series 2021-ACNT, Class A, 144A, 1 Month SOFR + 0.964% (Cap N/A, Floor 0.850%)	4.603(c)	11/15/38	75,024	75,024,106
Series 2022-AHP, Class A, 144A, 1 Month SOFR + 0.990% (Cap N/A, Floor 0.990%)	4.629(c)	01/17/39	5,298	5,297,867
Series 2024-XL04, Class A, 144A, 1 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)	5.081(c)	02/15/39	12,778	12,801,949
BX Trust,
Series 2024-FNX, Class A, 144A, 1 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)	5.082(c)	11/15/41	23,528	23,579,779
CD Mortgage Trust,
Series 2017-CD03, Class A3(x)	3.356	02/10/50	3,229	3,219,244
Series 2017-CD04, Class A3(x)	3.248	05/10/50	12,732	12,678,308
Series 2017-CD06, Class A4	3.190	11/13/50	9,085	8,975,413
Series 2018-CD07, Class A3	4.013	08/15/51	12,493	12,297,761
CGMS Commercial Mortgage Trust,
Series 2017-B01, Class A3	3.197	08/15/50	4,270	4,218,186
Citigroup Commercial Mortgage Trust,
Series 2015-GC31, Class A4	3.762	06/10/48	1,383	1,353,192
Series 2016-C03, Class A4	3.154	11/15/49	14,851	14,791,320
Series 2016-P06, Class A4	3.458	12/10/49	19,977	19,933,593
Series 2017-C04, Class A3	3.209	10/12/50	5,096	5,032,722
Series 2017-P07, Class A3	3.442	04/14/50	14,218	14,152,588
Series 2017-P08, Class A3	3.203	09/15/50	29,353	29,004,307
Series 2018-B02, Class A3	3.744	03/10/51	10,757	10,630,409
Series 2020-GC46, Class AAB	2.614	02/15/53	9,877	9,491,536
Commercial Mortgage Trust,
Series 2012-CR04, Class A3	2.853	10/15/45	90	87,855
Series 2016-COR01, Class A4	3.091	10/10/49	5,240	5,224,865
Series 2018-COR03, Class A2	3.961	05/10/51	10,370	10,259,711
Series 2019-GC44, Class A2	2.827	08/15/57	12,896	12,778,645
CSAIL Commercial Mortgage Trust,
Series 2017-C08, Class A3	3.127	06/15/50	11,367	11,258,930
Series 2018-C14, Class A3	4.151	11/15/51	5,941	5,853,139
Series 2018-CX11, Class A5	4.033(cc)	04/15/51	18,263	18,040,698
GS Mortgage Securities Trust,
Series 2016-GS02, Class A4	3.050	05/10/49	714	713,048
Series 2016-GS03, Class A4	2.850	10/10/49	1,403	1,397,764
Series 2016-GS04, Class A4	3.442(cc)	11/10/49	8,672	8,654,349
Series 2017-GS06, Class A2	3.164	05/10/50	10,294	10,210,960
Series 2017-GS07, Class A3	3.167	08/10/50	46,820	46,350,526
Series 2018-GS09, Class A4	3.992(cc)	03/10/51	14,005	13,831,604
Series 2019-GC38, Class AAB	3.835	02/10/52	925	915,665
Hudson Yards Mortgage Trust,
Series 2025-SPRL, Class A, 144A	5.649(cc)	01/13/40	93,000	93,773,686
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C24, Class A5	3.639	11/15/47	613	597,109
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C07, Class A4(x)	3.147	10/15/50	42,477	41,832,940
Series 2018-C08, Class A3	3.944	06/15/51	4,277	4,218,259
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2015-JP01, Class A5	3.914	01/15/49	858	850,529
Series 2016-JP04, Class A3	3.393	12/15/49	8,473	8,430,314
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A4, 144A	3.551	07/12/50	2,960	2,930,892
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2017-C33, Class A4	3.337	05/15/50	17,000	16,878,855
Series 2017-C33, Class A5	3.599	05/15/50	17,840	17,710,888
Series 2017-C34, Class A3	3.276	11/15/52	28,650	28,256,458

See Notes to Financial Statements.

PGIM Fixed Income ETFs 315

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust, (cont’d.)
Series 2025-05C1, Class A3	5.635%	03/15/58	53,282	$54,043,490
Morgan Stanley Capital I,
Series 2017-HR02, Class A4	3.587	12/15/50	8,470	8,329,047
Morgan Stanley Capital I Trust,
Series 2016-BNK02, Class A3	2.791	11/15/49	1,145	1,142,328
Series 2018-H03, Class A5	4.177	07/15/51	12,745	12,568,571
Series 2018-H04, Class A4	4.310	12/15/51	13,526	13,286,913
Series 2018-L01, Class A4	4.407(cc)	10/15/51	21,230	20,943,677
Series 2018-L01, Class ASB	4.238(cc)	10/15/51	1,483	1,475,870
NJ Trust,
Series 2023-GSP, Class A, 144A	6.697(cc)	01/06/29	8,530	8,712,303
Santander Commercial Mortgage Securities LLC,
Series 2025-BNC01, Class A2, 144A	4.502	12/15/57	20,842	20,649,251
SCG Commercial Mortgage Trust,
Series 2025-DLFN, Class A, 144A, 1 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	4.839(c)	03/15/35	24,981	24,981,000
UBS Commercial Mortgage Trust,
Series 2017-C04, Class A3	3.301	10/15/50	10,153	10,047,402
Series 2017-C05, Class A4	3.212	11/15/50	4,757	4,686,315
Wells Fargo Commercial Mortgage Trust,
Series 2017-C38, Class A4	3.190	07/15/50	11,778	11,674,971
Series 2017-C40, Class A3	3.317	10/15/50	10,222	10,114,859
Series 2017-C41, Class A3	3.210	11/15/50	815	802,433
Series 2018-C45, Class A3	3.920	06/15/51	23,046	22,674,081
Series 2021-C61, Class ASB	2.525	11/15/54	13,830	13,045,741
Series 2024-01CHI, Class A, 144A	5.484(cc)	07/15/35	7,544	7,536,022
Series 2024-05C01, Class A3	5.928	07/15/57	58,870	59,945,520
Series 2025-05C04, Class A3	5.673	05/15/58	8,730	8,870,406

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $1,793,323,042)				1,786,416,550

CORPORATE BONDS 37.5%

Aerospace & Defense 0.5%

BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	5.000	03/26/27	10,290	10,321,382
General Dynamics Corp.,
Gtd. Notes	2.625	11/15/27	5,120	5,015,074
Howmet Aerospace, Inc.,
Sr. Unsec’d. Notes	3.750	03/03/28	14,400	14,206,073
Sr. Unsec’d. Notes	3.900	04/15/29	6,200	6,067,443
RTX Corp.,
Sr. Unsec’d. Notes	3.500	03/15/27	12,000	11,950,427
Sr. Unsec’d. Notes	5.750	11/08/26	40,000	40,056,711

				87,617,110

Agriculture 0.7%

Bunge Ltd. Finance Corp.,
Gtd. Notes	4.100	01/07/28	6,000	5,957,045
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A	4.625	02/11/28	45,700	45,740,927
Philip Morris International, Inc.,
Sr. Unsec’d. Notes	3.875	10/27/28	35,000	34,430,255
Sr. Unsec’d. Notes	4.125	04/28/28	30,000	29,763,163
Sr. Unsec’d. Notes	4.750	02/12/27	10,000	10,016,224

				125,907,614

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers 5.3%

American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN, SOFR + 0.620% (Cap N/A, Floor 0.000%)	4.268%(c)	12/11/26	35,000	$35,018,448
Sr. Unsec’d. Notes, MTN, SOFR + 0.730% (Cap N/A, Floor 0.000%)	4.375(c)	03/08/27	35,000	35,007,350
Sr. Unsec’d. Notes, MTN, SOFR + 0.820%	4.465(c)	03/03/28	5,000	5,007,204
Sr. Unsec’d. Notes, Series A, MTN	4.800	07/06/29	37,400	37,259,749
BMW US Capital LLC (Germany),
Gtd. Notes, 144A	4.150	08/11/27	16,000	15,965,874
Gtd. Notes, 144A	4.400	03/19/29	22,000	21,753,217
Gtd. Notes, 144A, SOFR + 0.790%	4.438(c)	03/17/28	16,500	16,553,005
Gtd. Notes, 144A	4.650	03/19/27	18,900	18,919,673
Gtd. Notes, 144A	4.750	03/21/28	29,800	29,803,915
Gtd. Notes, 144A	4.750	08/04/28	33,750	33,721,974
Gtd. Notes, 144A	4.900	08/06/29	33,750	33,625,990
Daimler Truck Finance North America LLC (Germany),
Gtd. Notes, 144A	4.300	08/12/27	11,200	11,183,610
Gtd. Notes, 144A, SOFR + 0.840%	4.493(c)	01/13/28	16,600	16,641,368
Gtd. Notes, 144A, SOFR + 0.960%	4.609(c)	09/25/27	24,000	24,093,100
Gtd. Notes, 144A	5.000	01/15/27	9,070	9,086,933
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	4.200	10/27/28	20,000	19,734,520
Sr. Unsec’d. Notes, SOFR Index + 1.050%	4.708(c)	07/15/27	30,000	30,084,807
Sr. Unsec’d. Notes, SOFR Index + 1.170%	4.822(c)	04/04/28	17,500	17,624,454
Sr. Unsec’d. Notes	5.000	04/09/27	9,334	9,358,024
Sr. Unsec’d. Notes	5.000	07/15/27	4,660	4,677,665
Sr. Unsec’d. Notes	5.050	04/04/28	17,500	17,559,465
Sr. Unsec’d. Notes	5.400	05/08/27	19,875	19,983,481
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A, SOFR + 1.030%	4.680(c)	09/24/27	9,170	9,208,218
Sr. Unsec’d. Notes, 144A, SOFR + 1.040%	4.688(c)	03/19/27	16,670	16,703,349
Sr. Unsec’d. Notes, 144A, SOFR + 1.040%	4.690(c)	06/24/27	40,000	40,139,400
Sr. Unsec’d. Notes, 144A	4.750	06/18/29	20,000	19,836,867
Sr. Unsec’d. Notes, 144A	4.850	03/25/27	14,400	14,414,526
Sr. Unsec’d. Notes, 144A	4.875	11/01/27	5,000	5,005,921
Sr. Unsec’d. Notes, 144A, MTN	4.750	04/06/29	20,000	19,842,130
Mercedes-Benz Finance North America LLC (Germany),
Gtd. Notes, 144A, SOFR + 0.780% (Cap N/A, Floor 0.000%)	4.432(c)	04/01/27	15,000	15,017,603
Gtd. Notes, 144A, SOFR + 0.850%	4.515(c)	11/15/27	15,000	15,062,157
Gtd. Notes, 144A	4.750	08/04/28	40,000	39,924,512
Gtd. Notes, 144A	4.875	08/03/29	40,000	39,861,510
PACCAR Financial Corp.,
Sr. Unsec’d. Notes	4.550	03/03/28	50,000	50,044,292
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, Series B, MTN	3.750	01/12/28	42,000	41,601,567
Sr. Unsec’d. Notes, Series B, MTN	4.050	03/13/29	21,200	20,884,555
Sr. Unsec’d. Notes, Series B, MTN, SOFR Index + 0.450%	4.103(c)	01/12/28	20,000	20,006,473
Sr. Unsec’d. Notes, Series B, MTN, SOFR Index + 0.480% (Cap N/A, Floor 0.000%)	4.144(c)	05/12/28	5,500	5,502,225
Sr. Unsec’d. Notes, Series B, MTN	4.250	05/12/28	50,000	49,798,042
Sr. Unsec’d. Notes, Series B, MTN, SOFR Index + 0.650%	4.297(c)	03/13/29	27,500	27,530,507
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A	4.450	09/11/27	12,500	12,482,646
Gtd. Notes, 144A	4.950	03/25/27	8,300	8,312,240
Gtd. Notes, 144A	5.050	03/27/28	16,700	16,731,334
Gtd. Notes, 144A	6.000	11/16/26	50,000	50,154,043

				1,000,727,943

Banks 9.9%

ABN AMRO Bank NV (Netherlands),
Sr. Preferred Notes, 144A	4.718	01/22/27	93,000	93,105,639

See Notes to Financial Statements.

PGIM Fixed Income ETFs 317

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Australia & New Zealand Banking Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A, SOFR + 0.810%	4.469%(c)	01/18/27	33,600	$33,664,512
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN	3.824(ff)	01/20/28	32,738	32,649,864
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN	2.650	03/08/27	45,766	45,392,909
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes	2.951	03/11/27	10,282	10,206,604
Sr. Unsec’d. Notes, GMTN, SOFR Index + 0.780%	4.425(c)	06/04/27	30,000	30,087,783
Banque Federative du Credit Mutuel SA (France),
Sr. Preferred Notes, 144A	4.786	07/09/29	46,700	46,325,300
Sr. Preferred Notes, 144A, SOFR + 1.130%	4.792(c)	01/23/27	10,890	10,924,223
BPCE SA (France),
Sr. Preferred Notes, 144A	4.750	07/19/27	15,000	15,036,660
Sr. Preferred Notes, 144A, MTN	4.391	08/10/27	50,000	49,901,961
Citibank NA,
Sr. Unsec’d. Notes, SOFR + 0.500%	4.148(c)	06/18/28	40,000	39,998,790
Sr. Unsec’d. Notes, SOFR + 0.595%	4.243(c)	06/18/29	50,000	49,954,928
Sr. Unsec’d. Notes	4.576	05/29/27	10,000	10,024,111
Citigroup, Inc.,
Sr. Unsec’d. Notes	3.887(ff)	01/10/28	10,000	9,977,331
Commonwealth Bank of Australia (Australia),
Sr. Unsec’d. Notes	4.423	03/14/28	17,400	17,368,510
Sr. Unsec’d. Notes, 144A, MTN, SOFR + 0.640%	4.287(c)	03/14/28	20,700	20,769,970
Cooperatieve Rabobank UA (Netherlands),
Sr. Preferred Notes	3.957	10/17/28	22,500	22,220,737
Sr. Preferred Notes, SOFR + 0.590%	4.249(c)	10/17/28	22,500	22,559,514
Sr. Preferred Notes, SOFR Index + 0.650%	4.302(c)	04/01/29	32,000	32,112,109
Sr. Preferred Notes	4.322	04/01/29	32,000	31,772,496
Sr. Preferred Notes, SOFR Index + 0.710%	4.355(c)	03/05/27	15,000	15,030,674
Depository Trust Co. (The),
Sr. Unsec’d. Notes, 144A	4.300	03/27/29	12,000	11,876,643
Federation des Caisses Desjardins du Quebec (Canada),
Sr. Unsec’d. Notes, 144A	4.505	05/26/28	50,000	49,754,105
Sr. Unsec’d. Notes, 144A, MTN, SOFR + 0.630%	4.293(c)	01/27/27	83,000	83,125,336
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	2.640(ff)	02/24/28	28,063	27,815,505
Sr. Unsec’d. Notes	3.615(ff)	03/15/28	52,099	51,836,897
ING Bank NV (Netherlands),
Sr. Unsec’d. Notes, 144A	4.555	07/07/29	48,500	48,189,979
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	3.540(ff)	05/01/28	50,000	49,652,351
Sr. Unsec’d. Notes	5.040(ff)	01/23/28	36,355	36,426,867
Sr. Unsec’d. Notes	5.571(ff)	04/22/28	50,000	50,295,753
Morgan Stanley,
Sr. Unsec’d. Notes, MTN	5.652(ff)	04/13/28	50,000	50,316,671
Sr. Unsec’d. Notes, Series I, SOFR Index + 0.850%	4.507(c)	07/12/29	30,000	30,020,931
Morgan Stanley Bank NA,
Sr. Unsec’d. Notes, SOFR + 0.685%	4.343(c)	10/15/27	30,420	30,431,253
Sr. Unsec’d. Notes	5.504(ff)	05/26/28	50,000	50,315,550
National Australia Bank Ltd. (Australia),
Sr. Unsec’d. Notes, 144A, SOFR + 0.600%	4.263(c)	10/26/27	20,000	20,051,930
Sr. Unsec’d. Notes, 144A, MTN, SOFR + 0.500%	4.145(c)	03/06/28	25,000	25,028,405
National Bank of Canada (Canada),
Sr. Unsec’d. Notes, MTN, SOFR + 0.670% (Cap N/A, Floor 0.000%)	4.323(c)	10/06/27	45,000	45,079,870
National Securities Clearing Corp.,
Sr. Unsec’d. Notes, 144A, SOFR + 0.570%	4.236(c)	05/20/27	9,450	9,469,708
Sr. Unsec’d. Notes, 144A	4.350	05/20/27	29,250	29,240,649

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

NatWest Markets PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	4.174%	11/06/28	63,300	$62,428,239
Nordea Bank Abp (Finland),
Sr. Preferred Notes, 144A, SOFR + 0.740%	4.388(c)	03/19/27	5,556	5,566,842
Sr. Preferred Notes, 144A, MTN, SOFR + 0.600%	4.266(c)	05/21/29	24,000	24,024,290
Sr. Preferred Notes, 144A, MTN, SOFR + 0.700%	4.348(c)	03/17/28	20,000	20,074,882
Sr. Preferred Notes, 144A, MTN	4.375	03/17/28	24,750	24,677,227
Sr. Preferred Notes, 144A, MTN	4.400	05/21/29	14,400	14,272,520
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN, SOFR Index + 0.950%	4.609(c)	01/19/27	20,000	20,049,951
Skandinaviska Enskilda Banken AB (Sweden),
Sr. Preferred Notes, 144A	4.375	06/02/28	35,000	34,885,674
Sr. Preferred Notes, 144A, SOFR Index + 0.750%	4.395(c)	06/02/28	13,500	13,554,609
State Street Bank & Trust Co.,
Sr. Unsec’d. Notes	4.701	07/23/29	31,200	31,253,331
State Street Corp.,
Sr. Unsec’d. Notes	4.536	02/28/28	43,400	43,451,214
Sr. Unsec’d. Notes	4.993	03/18/27	22,500	22,574,936
Svenska Handelsbanken AB (Sweden),
Sr. Preferred Notes, 144A	4.375	05/23/28	14,000	13,960,239
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes	4.109	10/13/28	17,500	17,280,876
Sr. Unsec’d. Notes, SOFR + 0.750%	4.403(c)	10/13/28	17,500	17,545,088
Sr. Unsec’d. Notes, MTN	2.800	03/10/27	25,000	24,804,706
Sr. Unsec’d. Notes, MTN, SOFR + 0.910%	4.555(c)	06/02/28	7,500	7,543,705
Sr. Unsec’d. Notes, MTN	4.574	06/02/28	22,500	22,450,460
UBS AG (Switzerland),
Sr. Unsec’d. Notes, MTN, SOFR + 0.625%	4.288(c)	08/07/29	46,700	46,714,746
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN	2.393(ff)	06/02/28	11,890	11,694,646
Sr. Unsec’d. Notes, MTN	3.526(ff)	03/24/28	7,312	7,270,457
Sr. Unsec’d. Notes, MTN	5.707(ff)	04/22/28	14,282	14,379,683
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes, 144A, SOFR + 0.500%	4.145(c)	03/06/28	25,000	25,025,169

				1,863,496,518

Beverages 0.5%

Diageo Capital PLC (United Kingdom),
Gtd. Notes	5.300	10/24/27	15,619	15,756,259
Keurig Dr. Pepper, Inc.,
Gtd. Notes	4.350	05/15/28	20,000	19,841,685
Gtd. Notes, SOFR Index + 0.880%	4.528(c)	03/15/27	26,000	26,051,185
PepsiCo, Inc.,
Sr. Unsec’d. Notes	5.125	11/10/26	26,000	26,019,643

				87,668,772

Building Materials 0.2%

Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes	4.850	08/15/29	16,400	16,406,457
Owens Corning,
Sr. Unsec’d. Notes	5.500	06/15/27	7,976	8,036,157
Vulcan Materials Co.,
Sr. Unsec’d. Notes	3.900	04/01/27	6,000	5,982,604

				30,425,218

See Notes to Financial Statements.

PGIM Fixed Income ETFs 319

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals 0.6%

Air Products & Chemicals, Inc.,
Sr. Unsec’d. Notes	4.300%	06/11/28	37,760	$37,610,417
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.500	03/12/27	50,000	49,988,170
Sr. Unsec’d. Notes	5.200	06/21/27	20,000	20,107,576

				107,706,163

Computers 0.4%

Accenture Capital, Inc.,
Gtd. Notes	3.900	10/04/27	22,940	22,828,706
Gtd. Notes	4.750	07/10/29	15,000	14,978,084
Gtd. Notes, Series 1, SOFR Index + 0.700%	4.353(c)	07/10/29	15,000	15,008,246
International Business Machines Corp.,
Sr. Unsec’d. Notes	4.000	02/03/29	30,000	29,477,391

				82,292,427

Cosmetics/Personal Care 0.1%

Unilever Capital Corp. (United Kingdom),
Gtd. Notes	4.250	08/12/27	13,650	13,648,195

Diversified Financial Services 0.8%

American Express Co.,
Sr. Unsec’d. Notes	2.550	03/04/27	35,000	34,688,849
Sr. Unsec’d. Notes, SOFR + 0.590%	4.253(c)	02/09/29	24,500	24,501,210
Capital One Financial Corp.,
Sr. Unsec’d. Notes	3.750	03/09/27	55,000	54,814,540
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes	3.950	12/01/28	12,900	12,701,242
Sr. Unsec’d. Notes	4.700	08/20/29	23,500	23,443,070
LSEG US Fin Corp. (United Kingdom),
Gtd. Notes, 144A	4.875	03/28/27	7,140	7,150,521

				157,299,432

Electric 1.9%

Alliant Energy Finance LLC,
Gtd. Notes, 144A	5.400	06/06/27	10,710	10,767,617
Constellation Energy Generation LLC,
Sr. Unsec’d. Notes	3.900	01/08/28	21,500	21,285,048
Sr. Unsec’d. Notes, SOFR + 0.600%	4.252(c)	01/08/28	8,600	8,601,013
DTE Electric Co.,
General Ref. Mortgage	4.850	12/01/26	42,750	42,814,721
DTE Energy Co.,
Sr. Unsec’d. Notes	4.950	07/01/27	14,625	14,671,701
Duke Energy Corp.,
Sr. Unsec’d. Notes	4.850	01/05/27	9,333	9,346,908
Duke Energy Progress LLC,
First Mortgage	4.350	03/06/27	30,000	30,009,754
ENEL Finance International NV (Italy),
Gtd. Notes, 144A	4.625	07/13/29	28,700	28,412,875
Georgia Power Co.,
Sr. Unsec’d. Notes	4.000	10/01/28	21,000	20,754,277
Sr. Unsec’d. Notes	5.004	02/23/27	10,680	10,707,666
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes, SOFR Index + 0.800%	4.464(c)	02/04/28	11,000	11,037,519
Gtd. Notes	4.685	09/01/27	20,000	20,049,206
Gtd. Notes	4.850	02/04/28	11,000	11,036,392

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Sempra,
Sr. Unsec’d. Notes, SOFR Index + 0.670%	4.326%(c)	01/07/28	70,000	$70,165,501
Southern California Edison Co.,
First Mortgage	4.400	09/06/26	18,000	18,000,000
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series B	2.950	11/15/26	19,306	19,246,728

				346,906,926

Electronics 0.6%

Amphenol Corp.,
Sr. Unsec’d. Notes	3.800	11/15/27	25,600	25,409,554
Sr. Unsec’d. Notes	3.900	11/15/28	12,800	12,596,975
Sr. Unsec’d. Notes	4.375	06/12/28	36,000	35,841,989
Sr. Unsec’d. Notes	5.050	04/05/27	29,290	29,409,316

				103,257,834

Foods 0.8%

Hershey Co. (The),
Sr. Unsec’d. Notes	4.550	02/24/28	12,000	12,017,126
Mars, Inc.,
Sr. Unsec’d. Notes, 144A	4.450	03/01/27	30,000	30,014,997
Sr. Unsec’d. Notes, 144A	4.600	03/01/28	40,000	39,980,000
McCormick & Co., Inc.,
Sr. Unsec’d. Notes	4.150	02/15/29	10,300	10,136,736
Mondelez International, Inc.,
Sr. Unsec’d. Notes	2.625	03/17/27	13,909	13,774,023
Sr. Unsec’d. Notes	4.250	05/06/28	47,700	47,373,540

				153,296,422

Forest Products & Paper 0.1%

Georgia-Pacific LLC,
Sr. Unsec’d. Notes, 144A	4.400	06/30/28	6,000	5,963,072
Sr. Unsec’d. Notes, 144A	4.400	05/15/29	21,700	21,465,715

				27,428,787

Healthcare-Products 0.4%

Agilent Technologies, Inc.,
Sr. Unsec’d. Notes	4.200	09/09/27	20,800	20,754,151
Smith & Nephew PLC (United Kingdom),
Sr. Unsec’d. Notes	5.150	03/20/27	6,133	6,147,528
Stryker Corp.,
Sr. Unsec’d. Notes	4.550	02/10/27	30,000	30,021,901
Sr. Unsec’d. Notes	4.700	02/10/28	22,500	22,527,322

				79,450,902

Healthcare-Services 0.4%

Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes	4.600	12/15/27	7,400	7,403,166
Roche Holdings, Inc.,
Gtd. Notes, 144A	5.265	11/13/26	60,000	60,065,255
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	4.400	06/15/28	10,000	9,965,727

				77,434,148

See Notes to Financial Statements.

PGIM Fixed Income ETFs 321

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance 2.2%

Arthur J Gallagher & Co.,
Sr. Unsec’d. Notes	4.600%	12/15/27	23,606	$23,592,138
Corebridge Global Funding,
Sec’d. Notes, 144A	4.650	08/20/27	25,000	25,030,066
Sr. Sec’d. Notes, 144A, SOFR + 1.300% (Cap N/A, Floor 0.000%)	4.950(c)	09/25/26	30,000	30,017,425
Sr. Sec’d. Notes, 144A, MTN	4.250	08/21/28	18,200	17,987,608
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes, SOFR Index + 0.700%	4.363(c)	11/08/27	9,110	9,133,659
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A	4.150	08/25/28	15,000	14,843,640
Sec’d. Notes, 144A, MTN, SOFR Index + 0.700%	4.347(c)	06/11/27	19,000	19,039,649
New York Life Global Funding,
Sr. Sec’d. Notes, 144A, SOFR + 0.550%	4.197(c)	06/11/27	40,000	40,065,225
Sr. Sec’d. Notes, 144A, MTN, SOFR + 0.670%	4.322(c)	04/02/27	55,000	55,119,622
Pacific Life Global Funding II,
Sec’d. Notes, 144A, SOFR + 0.480%	4.144(c)	02/04/27	30,000	30,007,428
Sr. Sec’d. Notes, 144A, SOFR + 0.750% (Cap N/A, Floor 0.000%)	4.403(c)	07/10/28	35,000	35,099,974
Principal Life Global Funding II,
Sec’d. Notes, 144A	4.600	08/19/27	25,000	25,030,957
Sr. Sec’d. Notes, 144A	5.000	01/16/27	7,714	7,728,497
Protective Life Global Funding,
Sec’d. Notes, 144A	4.335	09/13/27	20,000	19,960,720
Sec’d. Notes, 144A, SOFR + 0.850% (Cap N/A, Floor 0.000%)	4.497(c)	09/11/28	50,000	50,049,949
Sec’d. Notes, 144A	4.992	01/12/27	19,000	19,037,273

				421,743,830

Internet 1.6%

Airbnb, Inc.,
Sr. Unsec’d. Notes	4.400	03/16/29	14,200	14,077,349
Alphabet, Inc.,
Sr. Unsec’d. Notes	3.700	02/15/29	31,300	30,639,563
Sr. Unsec’d. Notes	3.875	11/15/28	17,300	17,074,319
Sr. Unsec’d. Notes, SOFR Index + 0.440%	4.103(c)	08/10/28	16,000	16,019,079
Sr. Unsec’d. Notes	4.625	08/10/29	27,400	27,319,457
Amazon.com, Inc.,
Sr. Unsec’d. Notes	3.850	03/13/28	40,000	39,623,933
Sr. Unsec’d. Notes	3.900	11/20/28	30,000	29,552,868
Sr. Unsec’d. Notes	4.000	03/13/29	40,000	39,316,973
Sr. Unsec’d. Notes, SOFR Index + 0.580%	4.232(c)	07/09/29	16,000	16,006,023
Sr. Unsec’d. Notes	4.600	07/09/29	20,000	19,911,882
Netflix, Inc.,
Sr. Unsec’d. Notes	4.875	04/15/28	50,150	50,432,193

				299,973,639

Machinery-Diversified 0.4%

CNH Industrial Capital LLC,
Gtd. Notes	4.500	10/08/27	10,500	10,492,399
Gtd. Notes	4.750	03/21/28	15,750	15,731,453
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN, SOFR + 0.600%	4.245(c)	06/11/27	11,635	11,664,932
Otis Worldwide Corp.,
Sr. Unsec’d. Notes	4.488	05/07/29	43,300	42,961,489

				80,850,273

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining 0.3%

Glencore Funding LLC (Australia),
Gtd. Notes, 144A, SOFR Index + 0.750%	4.402%(c)	10/01/26	20,000	$20,003,969
Gtd. Notes, 144A	4.907	04/01/28	12,000	12,010,358
Rio Tinto Finance USA PLC (Australia),
Gtd. Notes	4.375	03/12/27	10,000	10,002,253
Gtd. Notes	4.500	03/14/28	12,000	11,994,102

				54,010,682

Miscellaneous Manufacturing 0.6%

Eaton Corp.,
Gtd. Notes	3.850	03/06/28	35,000	34,617,708
Gtd. Notes	3.950	03/06/29	20,600	20,209,016
Siemens Funding BV (Germany),
Gtd. Notes, 144A, SOFR + 0.640%	4.307(c)	05/26/28	18,000	18,067,963
Gtd. Notes, 144A	4.350	05/26/28	29,900	29,822,049

				102,716,736

Oil & Gas 0.8%

Chevron USA, Inc.,
Gtd. Notes	4.405	02/26/27	33,900	33,925,938
Gtd. Notes	4.475	02/26/28	33,900	33,930,677
EOG Resources, Inc.,
Sr. Unsec’d. Notes	4.400	07/15/28	20,000	19,925,953
Hess Corp.,
Sr. Unsec’d. Notes	4.300	04/01/27	60,000	59,951,989
Phillips 66 Co.,
Gtd. Notes	3.550	10/01/26	6,000	5,996,331

				153,730,888

Oil & Gas Services 0.2%

Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A	3.900	05/17/28	22,500	22,213,943
Sr. Unsec’d. Notes, 144A	5.000	05/29/27	23,750	23,856,721

				46,070,664

Pharmaceuticals 1.9%

AbbVie, Inc.,
Sr. Unsec’d. Notes	3.775	03/03/28	32,000	31,624,899
Sr. Unsec’d. Notes, SOFR Index + 0.480%	4.125(c)	03/03/28	17,100	17,122,858
Sr. Unsec’d. Notes	4.650	03/15/28	49,500	49,547,897
Astrazeneca Finance LLC (United Kingdom),
Gtd. Notes	4.800	02/26/27	25,000	25,049,474
Eli Lilly & Co.,
Sr. Unsec’d. Notes, SOFR Index + 0.460%	4.126(c)	05/20/29	21,300	21,296,361
Sr. Unsec’d. Notes	4.150	05/20/29	8,500	8,410,578
Sr. Unsec’d. Notes, SOFR + 0.530%	4.188(c)	10/15/28	22,000	22,045,801
GlaxoSmithKline Capital PLC (United Kingdom),
Gtd. Notes	4.315	03/12/27	35,000	34,993,119
GlaxoSmithKline Capital, Inc.,
Gtd. Notes	3.875	05/15/28	12,000	11,880,796
Johnson & Johnson,
Sr. Unsec’d. Notes	4.550	03/01/28	19,800	19,853,070
Merck & Co., Inc.,
Sr. Unsec’d. Notes	3.850	03/15/29	17,100	16,807,384
Sr. Unsec’d. Notes, SOFR + 0.570%	4.218(c)	03/15/29	12,800	12,829,218

See Notes to Financial Statements.

PGIM Fixed Income ETFs 323

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

Novartis Capital Corp.,
Gtd. Notes	3.900%	11/05/28	36,800	$36,309,481
Gtd. Notes	4.100	03/16/29	18,000	17,780,151
Pfizer Investment Enterprises Pte Ltd.,
Gtd. Notes	4.450	05/19/28	3,000	2,992,514
Zoetis, Inc.,
Sr. Unsec’d. Notes	4.150	08/17/28	34,000	33,666,463

				362,210,064

Pipelines 1.2%

Enbridge, Inc. (Canada),
Gtd. Notes	4.600	06/20/28	15,000	14,963,993
Gtd. Notes	5.250	04/05/27	19,000	19,085,575
Enterprise Products Operating LLC,
Gtd. Notes	4.300	06/20/28	25,500	25,381,401
Gtd. Notes	4.600	01/11/27	20,000	20,011,338
MPLX LP,
Sr. Unsec’d. Notes	4.125	03/01/27	7,530	7,531,136
Sr. Unsec’d. Notes	4.700	11/01/29	50,000	49,639,751
ONEOK, Inc.,
Gtd. Notes	4.000	07/13/27	6,210	6,182,685
Gtd. Notes	4.250	09/24/27	52,942	52,797,511
Gtd. Notes	5.550	11/01/26	20,565	20,587,476

				216,180,866

Real Estate Investment Trusts (REITs) 0.7%

DOC DR LLC,
Gtd. Notes	4.300	03/15/27	5,657	5,651,085
Healthpeak OP LLC,
Gtd. Notes	1.350	02/01/27	41,000	40,469,332
Public Storage Operating Co.,
Gtd. Notes, SOFR Index + 0.700%	4.359(c)	04/16/27	19,773	19,798,720
Realty Income Corp.,
Sr. Unsec’d. Notes	3.950	02/01/29	17,300	16,984,161
Sr. Unsec’d. Notes	4.125	10/15/26	12,500	12,491,868
Ventas Realty LP,
Gtd. Notes	3.850	04/01/27	9,000	8,964,234
Gtd. Notes	4.000	03/01/28	19,755	19,534,678

				123,894,078

Retail 1.5%

Alimentation Couche-Tard, Inc. (Canada),
Gtd. Notes, 144A	3.550	07/26/27	7,500	7,440,105
Sr. Unsec’d. Notes, 144A	4.148	09/29/28	31,500	31,095,242
Ferguson Enterprises, Inc.,
Gtd. Notes	4.800	08/14/29	32,500	32,400,996
Home Depot, Inc. (The),
Sr. Unsec’d. Notes	3.750	09/15/28	12,000	11,824,799
Sr. Unsec’d. Notes	4.875	06/25/27	21,700	21,798,228
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes	3.950	10/15/27	25,000	24,834,804
Sr. Unsec’d. Notes	4.000	10/15/28	37,450	36,891,299
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes	4.800	08/14/29	47,400	47,281,113
Sr. Unsec’d. Notes	5.750	11/20/26	10,000	10,014,478

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
Starbucks Corp.,
Sr. Unsec’d. Notes	4.500%	05/15/28	15,419	$15,377,111
Sr. Unsec’d. Notes	4.850	02/08/27	34,375	34,431,861
Target Corp.,
Sr. Unsec’d. Notes	4.350	06/15/28	14,000	13,961,819

				287,351,855

Semiconductors 0.9%

Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes	4.600	08/17/29	75,000	74,639,994
Broadcom, Inc.,
Sr. Unsec’d. Notes	4.800	04/15/28	68,800	68,893,585
Microchip Technology, Inc.,
Gtd. Notes	4.900	03/15/28	16,000	16,030,371

				159,563,950

Software 0.9%

Cadence Design Systems, Inc.,
Sr. Unsec’d. Notes	4.200	09/10/27	6,300	6,278,778
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	4.450	03/10/28	30,900	30,728,688
Sr. Unsec’d. Notes	4.550	03/10/29	24,700	24,421,505
Roper Technologies, Inc.,
Sr. Unsec’d. Notes	4.250	09/15/28	10,000	9,889,467
Salesforce, Inc.,
Sr. Unsec’d. Notes	4.500	03/15/28	52,000	51,890,231
Sr. Unsec’d. Notes	4.650	03/15/29	52,000	51,780,482

				174,989,151

Telecommunications 1.0%

Cisco Systems, Inc.,
Sr. Unsec’d. Notes	4.550	02/24/28	27,500	27,545,705
Sr. Unsec’d. Notes	4.800	02/26/27	24,828	24,883,226
NTT Finance Corp. (Japan),
Sr. Unsec’d. Notes, 144A	4.567	07/16/27	35,000	34,975,687
Sr. Unsec’d. Notes, 144A	4.741	03/31/28	30,000	29,951,179
Sr. Unsec’d. Notes, 144A	4.828	11/01/29	25,000	24,830,200
T-Mobile USA, Inc.,
Gtd. Notes	3.750	04/15/27	50,000	49,782,637

				191,968,634

Transportation 0.1%

Canadian Pacific Railway Co. (Canada),
Gtd. Notes	4.000	03/15/29	16,500	16,190,049
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN	5.300	03/15/27	9,483	9,514,938

				25,704,987

TOTAL CORPORATE BONDS (cost $7,059,592,288)				7,045,524,708

RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.7%
Angel Oak Mortgage Trust,
Series 2025-12, Class A1, 144A	5.039(cc)	12/25/70	18,159	17,921,367
Series 2025-13, Class A1, 144A	4.929(cc)	10/25/70	8,009	7,891,535

See Notes to Financial Statements.

PGIM Fixed Income ETFs 325

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Angel Oak Mortgage Trust, (cont’d.)
Series 2026-03, Class A1, 144A	5.512%(cc)	06/25/71	7,336	$7,301,835
Series 2026-04, Class A1, 144A	5.747(cc)	06/25/71	6,929	6,935,770
BRAVO Residential Funding Trust,
Series 2025-NQM02, Class A1, 144A	5.678(cc)	11/25/64	19,729	19,733,428
Series 2025-NQM06, Class A1, 144A	5.333(cc)	06/25/65	17,435	17,335,185
Series 2025-NQM07, Class A1, 144A	5.459(cc)	07/25/65	5,268	5,248,295
Series 2026-NQM01, Class A1, 144A	4.830(cc)	12/25/65	17,270	16,983,768
Series 2026-NQM03, Class A1, 144A	4.985(cc)	11/25/65	6,648	6,556,742
Series 2026-NQM04, Class A1FC, 144A	5.073(cc)	03/25/66	12,646	12,553,568
Series 2026-NQM07, Class A1, 144A	5.774(cc)	07/26/66	7,259	7,259,754
Series 2026-NQM08, Class A1, 144A	5.724(cc)	08/25/66	12,500	12,472,394
COLT Mortgage Loan Trust,
Series 2024-06, Class A1, 144A	5.390(cc)	11/25/69	18,457	18,389,672
Series 2025-12, Class A1, 144A	4.983(cc)	01/26/71	7,776	7,668,949
Series 2026-03, Class A1, 144A	5.119(cc)	05/25/71	6,981	6,900,479
Series 2026-04, Class A1, 144A	5.288(cc)	06/25/71	12,997	12,890,458
Series 2026-06, Class A1, 144A	5.651(cc)	08/25/71	7,400	7,386,970
Credit Suisse Mortgage Trust,
Series 2017-RPL01, Class A1, 144A	2.750(cc)	07/25/57	10,039	9,843,404
Series 2019-RPL01, Class A1A, 144A	3.650(cc)	07/25/58	2,149	2,111,831
Cross Mortgage Trust,
Series 2025-H08, Class A1, 144A	5.003(cc)	11/25/70	9,975	9,849,211
Series 2025-H09, Class A1, 144A	5.036(cc)	11/25/70	21,650	21,371,515
Series 2025-H10, Class A1, 144A	4.968(cc)	01/25/71	9,615	9,481,586
Series 2026-NQM01, Class A1, 144A	4.699(cc)	02/25/61	6,659	6,521,911
Series 2026-NQM02, Class A1, 144A	4.833(cc)	03/25/61	9,429	9,255,952
Series 2026-NQM07, Class A1, 144A	5.458(cc)	06/25/71	14,085	13,989,172
Series 2026-NQM08, Class A1, 144A	5.582(cc)	07/25/71	6,419	6,390,481
Series 2026-NQM09, Class A1, 144A	5.726(cc)	08/25/71	6,517	6,508,616
GCAT Trust,
Series 2025-NQM07, Class A1, 144A	5.036(cc)	11/25/70	16,519	16,291,391
Series 2026-NQM03, Class A1, 144A	5.409(cc)	04/25/71	16,659	16,533,607
HOMES Trust,
Series 2025-NQM05, Class A1, 144A	5.027(cc)	09/25/70	8,400	8,286,989
Series 2026-NQM04, Class A1FC, 144A	5.502(cc)	06/25/61	11,536	11,493,901
Morgan Stanley Residential Mortgage Loan Trust,
Series 2026-NQM03, Class A1FC, 144A	5.134(cc)	03/25/71	9,103	9,012,758
Series 2026-NQM04, Class A1, 144A	5.075(cc)	03/25/71	11,201	11,041,503
Series 2026-NQM05, Class A1, 144A	5.488(cc)	04/27/71	18,969	18,868,414
New Residential Mortgage Loan Trust,
Series 2026-NQM03, Class A1, 144A	4.833(cc)	02/25/66	7,550	7,416,290
Series 2026-NQM06, Class A1, 144A	5.293(cc)	05/25/66	6,101	6,041,423
Series 2026-NQM07, Class A1, 144A	5.418(cc)	06/25/66	7,783	7,723,686
OBX Trust,
Series 2025-NQM04, Class A1, 144A	5.400(cc)	02/25/55	12,572	12,523,094
Series 2025-NQM07, Class A1, 144A	5.560(cc)	05/25/55	6,263	6,256,746
Series 2025-NQM20, Class A1, 144A	5.021(cc)	10/25/65	6,865	6,780,006
Series 2025-NQM21, Class A1, 144A	4.989(cc)	10/25/65	5,078	5,020,083
Series 2025-NQM21, Class A1FC, 144A	4.917(cc)	10/25/65	19,878	19,690,951
Series 2025-NQM23, Class A1, 144A	4.872(cc)	10/25/65	9,095	8,986,135
Series 2026-NQM02, Class A1, 144A	4.818(cc)	12/01/65	5,463	5,370,794
Series 2026-NQM04, Class A1FC, 144A	5.082(cc)	02/25/66	6,738	6,681,108
Series 2026-NQM05, Class A1FC, 144A	5.204(cc)	01/25/66	10,175	10,109,967
Series 2026-NQM06, Class A1, 144A	5.063(cc)	04/26/66	14,359	14,171,700
Series 2026-NQM07, Class A1, 144A	5.220(cc)	04/25/66	16,789	16,616,205
Series 2026-NQM08, Class A1FC, 144A	5.297(cc)	05/25/66	28,983	28,818,978
Series 2026-NQM11, Class A1, 144A	5.592(cc)	06/25/66	15,756	15,719,157
Series 2026-NQM13, Class A1, 144A	5.639(cc)	07/01/66	9,500	9,463,229
Towd Point Mortgage Trust,
Series 2018-02, Class A1, 144A	3.250(cc)	03/25/58	711	707,425

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Towd Point Mortgage Trust, (cont’d.)
Series 2018-05, Class A1A, 144A	3.250%(cc)	07/25/58	818	$813,598
Series 2021-SJ01, Class A1, 144A	2.250(cc)	07/25/68	2,588	2,521,800
Verus Securitization Trust,
Series 2024-08, Class A1, 144A	5.364(cc)	10/25/69	6,897	6,871,862
Series 2024-09, Class A1, 144A	5.438(cc)	11/25/69	3,360	3,352,544
Series 2025-05, Class A1, 144A	5.427(cc)	06/25/70	3,291	3,280,620
Series 2025-06, Class A1, 144A	5.417(cc)	07/25/70	10,761	10,718,874
Series 2025-09, Class A1, 144A	4.935(cc)	10/27/70	8,528	8,414,050
Series 2025-10, Class A1FC, 144A	5.017(cc)	06/25/70	43,343	43,002,552
Series 2026-04, Class A1, 144A	4.998(cc)	04/25/71	11,759	11,598,080
Series 2026-05, Class A1FC, 144A	5.362(cc)	05/25/71	18,186	18,110,030
Series 2026-06, Class A1, 144A	5.513(cc)	07/27/71	14,823	14,759,536
Series 2026-INV01, Class A1, 144A	5.635(cc)	07/25/71	12,800	12,763,247

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $708,668,162)				702,586,181

U.S. TREASURY OBLIGATIONS(k) 0.2%
U.S. Treasury Notes	4.125	11/15/27	31,000	30,943,086
U.S. Treasury Notes	4.250	01/15/28	2,000	1,998,516

TOTAL U.S. TREASURY OBLIGATIONS (cost $32,946,592)				32,941,602

			Shares

AFFILIATED EXCHANGE-TRADED FUND 1.9%
Fixed Income
PGIM AAA CLO ETF
(cost $367,094,651)(wa)			7,150,000	366,866,500

TOTAL LONG-TERM INVESTMENTS (cost $14,762,207,371)				14,736,971,618

SHORT-TERM INVESTMENTS 21.6%

AFFILIATED MUTUAL FUND 0.2%
PGIM Core Government Money Market Fund (7-day effective yield 3.780%)
(cost $29,719,221)(wa)			29,719,221	29,719,221

	Interest Rate	Maturity Date	Principal Amount (000)#

CERTIFICATES OF DEPOSIT 1.7%
BNP Paribas SA, SOFR + 0.340%	3.990%(c)	05/13/27	50,000	50,014,930
Canadian Imperial Bank of Commerce, SOFR + 0.370%	4.020(c)	07/01/27	27,000	27,012,874
Intesa Sanpaolo SpA	4.490	07/01/27	128,000	127,942,195
Natixis SA, SOFR + 0.360%	4.010(c)	10/09/26	65,000	65,018,356
Sumitomo Mitsui Banking Corp.,
SOFR + 0.320%	3.970(c)	10/27/26	15,000	15,005,218
SOFR + 0.320%	3.970(c)	02/12/27	38,000	38,012,749

TOTAL CERTIFICATES OF DEPOSIT (cost $322,998,229)				323,006,322

COMMERCIAL PAPER 19.3%
Agree LP,
144A	4.177(n)	09/03/26	35,000	34,988,054
Alexandria Real Estate Equities, Inc.,
144A	4.108(n)	09/18/26	116,000	115,772,188
144A	4.160(n)	09/14/26	100,000	99,847,930

See Notes to Financial Statements.

PGIM Fixed Income ETFs 327

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL PAPER (Continued)
Alimentation Couche-Tard, Inc.,
144A	3.889%(n)	09/02/26	12,500	$12,497,336
144A	3.921(n)	09/14/26	45,500	45,431,609
144A	4.180(n)	10/06/26	125,000	124,512,000
Amrize Finance US LLC,
144A	3.975(n)	09/09/26	15,000	14,985,543
Autodesk, Inc.,
144A	4.129(n)	09/21/26	30,750	30,679,496
144A	4.156(n)	10/05/26	40,000	39,846,324
144A	4.194(n)	10/19/26	34,500	34,312,841
144A	4.194(n)	10/20/26	25,000	24,861,343
144A	4.194(n)	10/21/26	20,000	19,886,638
Autoliv, Inc.,
144A	3.906(n)	09/14/26	12,600	12,580,470
144A	3.974(n)	09/29/26	57,000	56,820,587
144A	4.020(n)	09/28/26	25,000	24,924,072
Bank of America Securities, Inc.,
SOFR + 0.350%	3.990(c)	10/28/26	14,500	14,505,133
SOFR + 0.380%	4.020(c)	08/09/27	40,000	39,869,176
CBRE Services, Inc.,
144A	3.994(n)	09/30/26	50,000	49,837,085
144A	4.206(n)	09/03/26	5,000	4,998,401
Charles Schwab & Co., Inc.,
144A	4.061(n)	10/06/26	70,000	69,729,800
Citigroup Global Markets, Inc.,
144A	4.182(n)	04/28/27	80,000	77,768,888
CPDE Investment Co. LLC,
144A	4.027(n)	09/22/26	45,000	44,896,108
Daimler Trucks Finance North America LLC	3.985(n)	09/09/26	13,900	13,886,328
Enbridge, Inc.,
144A	3.961(n)	09/14/26	30,000	29,954,871
144A	3.963(n)	09/04/26	50,000	49,978,660
144A	3.974(n)	09/18/26	40,000	39,922,428
144A	3.975(n)	09/10/26	25,000	24,973,210
144A	3.976(n)	09/23/26	30,000	29,925,408
144A	4.089(n)	09/22/26	50,000	49,881,165
144A	4.166(n)	09/18/26	26,500	26,448,609
ERP Operating LP,
144A	3.886(n)	09/01/26	24,500	24,497,391
144A	3.930(n)	09/10/26	43,500	43,453,385
144A	3.963(n)	09/17/26	20,000	19,961,840
144A	4.017(n)	10/06/26	20,000	19,921,800
144A	4.082(n)	10/27/26	43,500	43,227,942
Essential Utilities, Inc.,
144A	3.956(n)	09/03/26	97,000	96,969,135
144A	4.050(n)	10/05/26	62,500	62,262,118
Fortive Corp.,
144A	3.910(n)	09/14/26	13,500	13,478,954
Givaudan United States, Inc.,
144A	3.967(n)	09/09/26	39,500	39,460,753
144A	4.052(n)	09/04/26	12,750	12,744,387
Glencore Funding LLC,
144A	4.013(n)	09/30/26	35,000	34,883,334
144A	4.029(n)	09/23/26	22,000	21,944,424
144A	4.052(n)	09/22/26	36,000	35,913,157
144A	4.253(n)	09/21/26	46,000	45,894,255
Healthpeak Properties, Inc.,
144A	3.929(n)	09/23/26	108,050	107,779,270
144A	3.932(n)	09/17/26	34,200	34,136,918
144A	3.973(n)	09/03/26	50,000	49,983,905

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL PAPER (Continued)
Holcim Finance US LLC,
144A	3.946%(n)	09/03/26	35,000	$34,988,240
144A	3.975(n)	09/08/26	20,000	19,982,878
Howmet Aerospace, Inc.,
144A	4.082(n)	09/16/26	50,000	49,912,675
ING (U.S.) Funding LLC,
144A, SOFR + 0.310%	3.950(c)	04/09/27	50,000	50,001,775
144A, SOFR + 0.340%	3.640(c)	02/01/27	50,000	50,017,815
Intercontinental Exchange, Inc.,
144A	3.969(n)	09/16/26	10,750	10,730,779
144A	3.972(n)	09/14/26	3,000	2,995,317
144A	3.972(n)	09/15/26	12,000	11,979,900
144A	3.972(n)	09/17/26	15,250	15,220,979
144A	3.991(n)	09/04/26	11,000	10,995,160
144A	3.992(n)	09/03/26	12,000	11,996,040
144A	3.992(n)	09/09/26	15,000	14,985,045
144A	3.992(n)	09/10/26	30,000	29,966,730
144A	4.012(n)	09/02/26	5,000	4,998,900
Marsh & McLennan Cos., Inc.,
144A	4.154(n)	09/21/26	40,000	39,909,316
NextEra Energy Capital Holdings, Inc.,
144A	3.939(n)	09/18/26	35,000	34,932,124
144A	3.940(n)	09/21/26	15,000	14,965,994
Nordea Bank Abp,
144A, SOFR + 0.300%	3.680(c)	04/23/27	8,500	8,500,619
NTT Finance Americas, Inc.	3.992(n)	09/09/26	25,000	24,976,385
NTT Finance Americas, Inc.	3.992(n)	09/10/26	26,000	25,972,643
NTT Finance Americas, Inc.	3.993(n)	09/16/26	50,000	49,914,725
Nutrien Ltd.,
144A	3.913(n)	09/21/26	15,000	14,965,697
144A	3.914(n)	09/23/26	50,000	49,874,625
144A	3.924(n)	09/14/26	20,000	19,969,626
Omnicom Capital, Inc.,
144A	3.964(n)	09/14/26	30,000	29,954,871
144A	4.025(n)	09/10/26	10,000	9,989,284
144A	4.027(n)	09/15/26	20,000	19,967,742
144A	4.029(n)	09/18/26	21,000	20,959,275
ONE Gas, Inc.,
144A	3.944(n)	09/04/26	45,500	45,480,326
144A	3.946(n)	09/03/26	20,000	19,993,520
144A	3.976(n)	09/01/26	11,100	11,098,802
PPG Industries, Inc.	4.004(n)	09/29/26	28,500	28,410,513
Royal Bank of Canada,
144A, SOFR + 0.340%	3.650(c)	10/30/26	58,000	58,014,053
Saudi Arabian Oil Co.	3.967(n)	09/28/26	30,000	29,909,730
Sempra,
144A	3.948(n)	09/01/26	4,000	3,999,574
144A	4.103(n)	09/17/26	15,000	14,972,474
144A	4.119(n)	09/18/26	40,000	39,922,224
144A	4.119(n)	09/21/26	68,000	67,845,436
144A	4.148(n)	09/03/26	25,000	24,992,002
Servicenow, Inc.,
144A	4.066(n)	10/08/26	82,000	81,671,951
Skandinaviska Enskilda Banken AB,
144A, SOFR + 0.310%	3.640(c)	09/08/26	30,000	30,001,296
Stryker Corp.,
144A	3.916(n)	09/17/26	21,000	20,961,562
Suncor Energy, Inc.,
144A	4.013(n)	09/03/26	145,000	144,953,614

See Notes to Financial Statements.

PGIM Fixed Income ETFs 329

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL PAPER (Continued)
Svenska Handelsbanken,
144A, SOFR + 0.300%	4.510%(c)	10/19/26	45,000	$45,012,168
Swedbank AB,
144A, SOFR + 0.310%	3.640(c)	09/09/26	33,500	33,501,631
Thomson Reuters Corp. (The),
144A	3.894(n)	09/16/26	28,500	28,450,937
144A	3.910(n)	09/10/26	25,000	24,973,210
144A	3.911(n)	09/15/26	15,000	14,975,807
144A	3.981(n)	09/01/26	25,000	24,997,337
TransCanada PipeLines Ltd.,
144A	3.935(n)	09/15/26	10,000	9,983,871
144A	3.968(n)	09/18/26	56,000	55,891,399
Welltower OP LLC,
144A	3.972(n)	09/23/26	15,500	15,461,531
144A	3.993(n)	09/18/26	18,500	18,464,166
144A	4.140(n)	09/16/26	14,500	14,475,063
Western Union Co. (The),
144A	3.993(n)	09/02/26	20,000	19,995,772
Westpac Banking Corp.,
144A, SOFR + 0.300%	3.650(c)	10/08/26	45,000	45,008,626

TOTAL COMMERCIAL PAPER
(cost $3,622,469,587)				3,622,078,423

CORPORATE BONDS 0.4%

Diversified Financial Services

Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes, MTN	4.300%	02/11/27	30,000	29,996,736
Sr. Unsec’d. Notes, MTN	4.500	09/15/26	46,000	45,971,726

TOTAL CORPORATE BONDS
(cost $76,000,000)				75,968,462

TOTAL SHORT-TERM INVESTMENTS
(cost $4,051,187,037)				4,050,772,428

TOTAL INVESTMENTS 100.0%
(cost $18,813,394,408)				18,787,744,046
Liabilities in excess of other assets(z) (0.0)%				(7,026,367)

NET ASSETS 100.0%				$18,780,717,679

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2026.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2026. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wa)	Represents investments in Funds affiliated with the Manager.
(x)

The following represents restricted securities that are acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law.

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

(x) Restricted Securities:

Issuer	Acquisition Date	Original Cost	Market Value	Percentage of Net Assets
CD Mortgage Trust, Series 2017-CD03, Class A3, 3.356%, 02/10/50	11/20/24-09/19/25	$3,184,407	$3,219,244	0.0%
CD Mortgage Trust, Series 2017-CD04, Class A3, 3.248%, 05/10/50	04/20/26	12,650,028	12,678,308	0.1
JPMDB Commercial Mortgage Securities Trust, Series 2017-C07, Class A4, 3.147%, 10/15/50	10/28/25-04/28/26	41,850,295	41,832,940	0.2

Total		$57,684,730	$57,730,492	0.3%

(z) Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Interest rate swap agreements outstanding at August 31, 2026:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2026	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
18,000	09/05/26	3.680%(A)	1 Day SOFR(1)(A)/ 3.680%	$—	$62,245	$62,245
242,500	09/14/26	4.550%(A)	1 Day SOFR(1)(A)/ 3.680%	(73,249)	(1,423,324)	(1,350,075)
25,000	11/20/26	4.077%(A)	1 Day SOFR(1)(A)/ 3.680%	—	(68,574)	(68,574)
299,000	01/04/27	3.834%(A)	1 Day SOFR(1)(A)/ 3.680%	1,159,001	(177,096)	(1,336,097)
86,000	02/13/27	4.527%(A)	1 Day SOFR(1)(A)/ 3.680%	(324,305)	(605,435)	(281,130)
217,200	03/05/27	3.859%(A)	1 Day SOFR(1)(A)/ 3.680%	(157,366)	(31,043)	126,323
92,190	03/18/27	4.304%(A)	1 Day SOFR(1)(A)/ 3.680%	(235,135)	(406,897)	(171,762)
35,000	05/21/27	4.050%(A)	1 Day SOFR(1)(A)/ 3.680%	—	(30,529)	(30,529)
195,450	05/23/27	4.463%(A)	1 Day SOFR(1)(A)/ 3.680%	(624,133)	(940,281)	(316,148)
137,230	08/09/27	3.600%(A)	1 Day SOFR(1)(A)/ 3.680%	(261,304)	675,711	937,015
104,740	09/12/27	3.212%(A)	1 Day SOFR(1)(A)/ 3.680%	107,733	1,798,110	1,690,377
37,300	11/15/27	3.630%(A)	1 Day SOFR(1)(A)/ 3.680%	122,572	288,026	165,454
9,400	11/21/27	3.944%(A)	1 Day SOFR(1)(A)/ 3.680%	—	17,189	17,189
113,970	11/25/27	4.000%(A)	1 Day SOFR(1)(A)/ 3.680%	(902,847)	53,450	956,297
36,300	11/26/27	3.296%(A)	1 Day SOFR(1)(A)/ 3.680%	(1,637)	520,297	521,934
19,000	12/05/27	3.920%(A)	1 Day SOFR(1)(A)/ 3.680%	—	46,959	46,959
30,000	12/15/27	3.899%(A)	1 Day SOFR(1)(A)/ 3.680%	—	88,491	88,491
70,000	01/07/28	4.110%(A)	1 Day SOFR(1)(A)/ 3.680%	12,334	(117,246)	(129,580)
299,600	01/16/28	4.249%(A)	1 Day SOFR(1)(A)/ 3.680%	(1,147,835)	(1,269,128)	(121,293)
15,000	01/19/28	3.879%(A)	1 Day SOFR(1)(A)/ 3.680%	—	51,984	51,984
153,115	02/27/28	3.860%(A)	1 Day SOFR(1)(A)/ 3.680%	(1,386,838)	617,969	2,004,807
65,900	03/06/28	3.365%(A)	1 Day SOFR(1)(A)/ 3.680%	—	907,846	907,846
14,000	03/08/28	3.896%(A)	1 Day SOFR(1)(A)/ 3.680%	—	53,833	53,833
40,000	03/13/28	3.399%(A)	1 Day SOFR(1)(A)/ 3.680%	—	527,916	527,916
52,000	03/13/28	3.454%(A)	1 Day SOFR(1)(A)/ 3.680%	—	630,549	630,549
30,000	03/26/28	4.005%(A)	1 Day SOFR(1)(A)/ 3.680%	—	68,113	68,113
13,000	03/30/28	3.778%(A)	1 Day SOFR(1)(A)/ 3.680%	—	78,829	78,829
100,000	04/17/28	3.595%(A)	1 Day SOFR(1)(A)/ 3.680%	—	986,870	986,870
50,000	05/13/28	3.780%(A)	1 Day SOFR(1)(A)/ 3.680%	—	331,930	331,930
13,900	05/15/28	3.843%(A)	1 Day SOFR(1)(A)/ 3.680%	—	75,378	75,378
13,200	05/18/28	3.822%(A)	1 Day SOFR(1)(A)/ 3.680%	—	77,699	77,699
37,100	05/26/28	3.923%(A)	1 Day SOFR(1)(A)/ 3.680%	—	152,909	152,909
50,000	06/01/28	3.879%(A)	1 Day SOFR(1)(A)/ 3.680%	—	253,049	253,049
8,000	06/03/28	3.899%(A)	1 Day SOFR(1)(A)/ 3.680%	—	37,856	37,856
14,600	06/09/28	4.018%(A)	1 Day SOFR(1)(A)/ 3.680%	—	36,406	36,406
10,000	06/18/28	3.912%(A)	1 Day SOFR(1)(A)/ 3.680%	—	46,902	46,902
261,800	06/30/28	3.445%(A)	1 Day SOFR(1)(A)/ 3.680%	(432,866)	3,623,986	4,056,852
8,000	06/30/28	3.945%(A)	1 Day SOFR(1)(A)/ 3.680%	—	33,758	33,758
6,500	07/02/28	4.010%(A)	1 Day SOFR(1)(A)/ 3.680%	—	19,534	19,534
8,000	07/06/28	3.982%(A)	1 Day SOFR(1)(A)/ 3.680%	—	28,590	28,590
14,900	07/14/28	4.038%(A)	1 Day SOFR(1)(A)/ 3.680%	—	39,532	39,532
25,000	07/23/28	4.115%(A)	1 Day SOFR(1)(A)/ 3.680%	—	33,289	33,289
15,000	07/31/28	4.175%(A)	1 Day SOFR(1)(A)/ 3.680%	—	4,391	4,391
40,000	08/03/28	4.090%(A)	1 Day SOFR(1)(A)/ 3.680%	—	78,449	78,449
33,750	08/05/28	4.113%(A)	1 Day SOFR(1)(A)/ 3.680%	—	52,221	52,221
15,900	08/11/28	4.046%(A)	1 Day SOFR(1)(A)/ 3.680%	—	46,376	46,376

See Notes to Financial Statements.

PGIM Fixed Income ETFs 331

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Interest rate swap agreements outstanding at August 31, 2026 (continued):
Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2026	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
12,800	08/11/28	4.049%(A)	1 Day SOFR(1)(A)/ 3.680%	$—	$36,476	$36,476
16,700	08/18/28	4.026%(A)	1 Day SOFR(1)(A)/ 3.680%	—	56,531	56,531
12,500	08/25/28	4.083%(A)	1 Day SOFR(1)(A)/ 3.680%	—	30,059	30,059
9,500	08/27/28	4.052%(A)	1 Day SOFR(1)(A)/ 3.680%	—	28,800	28,800
10,000	10/23/28	3.516%(A)	1 Day SOFR(1)(A)/ 3.680%	—	146,689	146,689
94,000	01/04/29	4.081%(A)	1 Day SOFR(1)(A)/ 3.680%	—	236,131	236,131
12,700	01/08/29	3.931%(A)	1 Day SOFR(1)(A)/ 3.680%	—	73,541	73,541
28,300	01/29/29	3.370%(A)	1 Day SOFR(1)(A)/ 3.680%	3,870	601,523	597,653
31,300	02/12/29	3.338%(A)	1 Day SOFR(1)(A)/ 3.680%	—	699,182	699,182
61,800	03/06/29	3.322%(A)	1 Day SOFR(1)(A)/ 3.680%	—	1,422,642	1,422,642
61,200	03/12/29	3.369%(A)	1 Day SOFR(1)(A)/ 3.680%	—	1,330,725	1,330,725
52,000	03/13/29	3.416%(A)	1 Day SOFR(1)(A)/ 3.680%	—	1,060,592	1,060,592
40,000	03/19/29	3.456%(A)	1 Day SOFR(1)(A)/ 3.680%	—	773,060	773,060
32,000	03/27/29	3.638%(A)	1 Day SOFR(1)(A)/ 3.680%	—	455,604	455,604
29,000	04/23/29	3.520%(A)	1 Day SOFR(1)(A)/ 3.680%	—	519,675	519,675
21,700	05/04/29	3.683%(A)	1 Day SOFR(1)(A)/ 3.680%	—	290,763	290,763
43,300	05/07/29	3.770%(A)	1 Day SOFR(1)(A)/ 3.680%	—	473,842	473,842
8,500	05/08/29	3.677%(A)	1 Day SOFR(1)(A)/ 3.680%	—	115,740	115,740
14,400	05/14/29	3.813%(A)	1 Day SOFR(1)(A)/ 3.680%	—	141,536	141,536
6,500	06/02/29	4.210%(A)	1 Day SOFR(1)(A)/ 3.680%	—	663	663
40,000	06/17/29	3.901%(A)	1 Day SOFR(1)(A)/ 3.680%	—	315,631	315,631
48,500	07/01/29	3.900%(A)	1 Day SOFR(1)(A)/ 3.680%	—	393,553	393,553
8,800	07/02/29	3.922%(A)	1 Day SOFR(1)(A)/ 3.680%	—	66,055	66,055
113,000	07/08/29	3.926%(A)	1 Day SOFR(1)(A)/ 3.680%	—	843,797	843,797
20,000	07/09/29	3.995%(A)	1 Day SOFR(1)(A)/ 3.680%	—	110,243	110,243
15,000	07/10/29	4.027%(A)	1 Day SOFR(1)(A)/ 3.680%	—	69,687	69,687
8,000	07/23/29	3.496%(A)	1 Day SOFR(1)(A)/ 3.680%	—	158,560	158,560
5,200	07/23/29	3.564%(A)	1 Day SOFR(1)(A)/ 3.680%	—	93,102	93,102
31,200	07/23/29	4.083%(A)	1 Day SOFR(1)(A)/ 3.680%	—	102,825	102,825
15,300	07/30/29	4.076%(A)	1 Day SOFR(1)(A)/ 3.680%	—	54,743	54,743
118,500	08/01/29	3.541%(A)	1 Day SOFR(1)(A)/ 3.680%	(669,997)	2,209,451	2,879,448
40,000	08/03/29	4.083%(A)	1 Day SOFR(1)(A)/ 3.680%	—	137,821	137,821
33,750	08/05/29	4.107%(A)	1 Day SOFR(1)(A)/ 3.680%	—	94,028	94,028
27,400	08/10/29	4.093%(A)	1 Day SOFR(1)(A)/ 3.680%	—	88,916	88,916
47,400	08/12/29	4.094%(A)	1 Day SOFR(1)(A)/ 3.680%	—	153,382	153,382
72,400	08/13/29	4.082%(A)	1 Day SOFR(1)(A)/ 3.680%	—	260,398	260,398
75,000	08/17/29	4.010%(A)	1 Day SOFR(1)(A)/ 3.680%	—	427,165	427,165
12,800	08/21/29	4.036%(A)	1 Day SOFR(1)(A)/ 3.680%	—	64,263	64,263
32,300	08/27/29	4.056%(A)	1 Day SOFR(1)(A)/ 3.680%	—	146,154	146,154
50,000	11/12/29	4.094%(A)	1 Day SOFR(1)(A)/ 3.680%	—	170,742	170,742
15,200	11/19/29	4.040%(A)	1 Day SOFR(1)(A)/ 3.680%	—	77,873	77,873
30,600	11/25/29	4.104%(A)	1 Day SOFR(1)(A)/ 3.680%	—	100,153	100,153
25,000	11/26/29	3.917%(A)	1 Day SOFR(1)(A)/ 3.680%	—	213,613	213,613
17,000	01/23/30	4.066%(A)	1 Day SOFR(1)(A)/ 3.680%	—	73,195	73,195
12,600	02/20/30	3.941%(A)	1 Day SOFR(1)(A)/ 3.680%	—	102,033	102,033
14,000	02/20/30	3.948%(A)	1 Day SOFR(1)(A)/ 3.680%	—	109,939	109,939
20,000	03/24/30	4.017%(A)	1 Day SOFR(1)(A)/ 3.680%	—	119,356	119,356

				$(4,812,002)	$22,627,541	$27,439,543

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Interest rate swap agreements outstanding at August 31, 2026 (continued):

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$19,576,000	$32,442,520

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$402,550,084	$—
Collateralized Loan Obligations	—	2,867,532,881	—
Consumer Loans	—	268,766,738	—
Equipment	—	153,820,544	—
Home Equity Loans	—	211,594,735	—
Residential Mortgage-Backed Securities	—	19,003,817	—
Certificates of Deposit	—	879,367,278	—
Commercial Mortgage-Backed Securities	—	1,786,416,550	—
Corporate Bonds	—	7,045,524,708	—
Residential Mortgage-Backed Securities	—	702,586,181	—
U.S. Treasury Obligations	—	32,941,602	—
Affiliated Exchange-Traded Fund Fixed Income	366,866,500	—	—
Short-Term Investments
Affiliated Mutual Fund	29,719,221	—	—
Certificates of Deposit	—	323,006,322	—
Commercial Paper	—	3,622,078,423	—
Corporate Bonds	—	75,968,462	—

Total	$396,585,721	$18,391,158,325	$—

Other Financial Instruments*
Assets
Centrally Cleared Interest Rate Swap Agreements	$—	$31,244,731	$—

Liabilities
Centrally Cleared Interest Rate Swap Agreements	$—	$(3,805,188)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forward foreign currency exchange contracts and centrally cleared swap contracts, which are recorded at unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2026 were as follows:

Commercial Paper	19.3%
Collateralized Loan Obligations	15.3
Banks	9.9
Commercial Mortgage-Backed Securities	9.5

Certificates of Deposit	6.4%
Auto Manufacturers	5.3
Residential Mortgage-Backed Securities	3.8
Insurance	2.2

See Notes to Financial Statements.

PGIM Fixed Income ETFs 333

PGIM UItra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Industry Classification (continued):

Automobiles	2.2%
Affiliated Exchange-Traded Fund	1.9
Pharmaceuticals	1.9
Electric	1.9
Internet	1.6
Retail	1.5
Consumer Loans	1.4
Diversified Financial Services	1.2
Pipelines	1.2
Home Equity Loans	1.1
Telecommunications	1.0
Software	0.9
Semiconductors	0.9
Equipment	0.8
Oil & Gas	0.8
Foods	0.8
Agriculture	0.7
Real Estate Investment Trusts (REITs)	0.7
Chemicals	0.6
Electronics	0.6
Miscellaneous Manufacturing	0.6
Beverages	0.5

Aerospace & Defense	0.5%
Computers	0.4
Machinery-Diversified	0.4
Healthcare-Products	0.4
Healthcare-Services	0.4
Mining	0.3
Oil & Gas Services	0.2
U.S. Treasury Obligations	0.2
Building Materials	0.2
Affiliated Mutual Fund	0.2
Forest Products & Paper	0.1
Transportation	0.1
Cosmetics/Personal Care	0.1

100.0
Liabilities in excess of other assets	(0.0)*

100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2026 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin swaps	$31,244,731*	Due from/to broker-variation margin swaps	$3,805,188

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2026 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$68	$9,017,514

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$3	$38,088,930

For the year ended August 31, 2026, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Short Positions (1)	$2,299,500

See Notes to Financial Statements.

PGIM UItra Short Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Derivative Contract Type	Average Volume of Derivative Activities*

Interest Rate Swap Agreements (1)	$3,542,365,000

*	Average volume is based on average quarter end balances for the year ended August 31, 2026.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 335

PGIM Ultra Short Bond ETF

Statement of Assets & Liabilities

as of August 31, 2026

Assets

Investments at value:
Unaffiliated investments (cost $18,416,580,536)	$18,391,158,325
Affiliated investments (cost $396,813,872)	396,585,721
Dividends and interest receivable	114,739,185
Receivable for Fund shares sold	70,585,621
Deposit with broker for centrally cleared/exchange-traded derivatives	19,576,000
Due from broker—variation margin swaps	943,220

Total Assets	18,993,588,072

Liabilities

Payable for investments purchased	143,544,928
Dividends and Distributions payable	66,891,320
Management fee payable	2,309,497
Other liabilities	124,648

Total Liabilities	212,870,393

Net Assets	$18,780,717,679

Net assets were comprised of:
Common stock, at par	$379,150
Paid-in capital in excess of par	18,806,055,386
Total distributable earnings (loss)	(25,716,857)

Net assets, August 31, 2026	$18,780,717,679

Net asset value, offering price and redemption price per share,
($18,780,717,679 ÷ 379,150,000 shares of common stock issued and outstanding)	$49.53

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Statement of Operations

Year Ended August 31, 2026

Net Investment Income (Loss)

Income
Interest income	$658,856,894
Affiliated dividend income	19,564,411

Total income	678,421,305

Expenses
Management fee	22,296,731
Less: Fee waiver and/or expense reimbursement	(434,906)

Net expenses	21,861,825

Net investment income (loss)	656,559,480

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	1,681,958
Futures transactions	68
Swap agreement transactions	9,017,514
Foreign currency transactions	(27)

10,699,513

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(862,457))	(79,308,905)
Futures	3
Swap agreements	38,088,930
Foreign currencies	25

(41,219,947)

Net gain (loss) on investment and foreign currency transactions	(30,520,434)

Net Increase (Decrease) In Net Assets Resulting From Operations	$626,039,046

See Notes to Financial Statements.

PGIM Fixed Income ETFs 337

PGIM Ultra Short Bond ETF

Statements of Changes in Net Assets

	Year Ended August 31,

	2026	2025
Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$656,559,480	$496,538,915

Net realized gain (loss) on investment and foreign currency transactions	10,699,513	30,476,927

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(41,219,947)	(5,738,261)

Net increase (decrease) in net assets resulting from operations	626,039,046	521,277,581

Dividends and Distributions

Distributions from distributable earnings	(711,111,747)	(494,923,993)

Fund share transactions

Net proceeds from shares sold (158,050,000 and 144,725,000 shares, respectively)	7,847,243,836	7,184,545,170

Cost of shares purchased (27,925,000 and 46,575,000 shares, respectively)	(1,388,031,303)	(2,311,412,771)

Net increase (decrease) in net assets from Fund share transactions	6,459,212,533	4,873,132,399

Total increase (decrease)	6,374,139,832	4,899,485,987

Net Assets:

Beginning of year	12,406,577,847	7,507,091,860

End of year	$18,780,717,679	$12,406,577,847

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF

Financial Highlights

	Year Ended August 31,
	2026	2025	2024	2023	2022
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$49.82	$49.76	$49.49	$49.17	$49.71
Income (loss) from investment operations:
Net investment income (loss)	2.20	2.43	2.61	2.09	0.62
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.10)	0.13	0.50	0.46	(0.52)
Total from investment operations	2.10	2.56	3.11	2.55	0.10
Less Dividends and Distributions:
Dividends from net investment income	(2.39)	(2.50)	(2.84)	(2.23)	(0.64)
Net asset value, end of year	$49.53	$49.82	$49.76	$49.49	$49.17
Total Return(b):	4.32%	5.28%	6.51%	5.31%	0.21%

Ratios/Supplemental Data:
Net assets, end of year (000)	$18,780,718	$12,406,578	$7,507,092	$5,283,802	$2,442,325
Average net assets (000)	$14,864,453	$10,146,461	$6,218,491	$3,951,487	$2,267,793
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses before waivers and/or expense reimbursement	0.15%	0.15%	0.15%	0.15%	0.15%
Net investment income (loss)	4.42%	4.89%	5.27%	4.24%	1.25%
Portfolio turnover rate(d)	42%	39%	40%	25%	9%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 339

PGIM Ultra Short Municipal Bond ETF

Schedule of Investments

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.0%

MUNICIPAL BONDS

Alabama 4.9%

Alabama Hsg. Fin. Auth. Rev.,
Forest Hills Vlg. Proj., Series A (Mandatory put date 11/01/26)	5.000%(cc)	11/01/27	420	$420,915
Black Belt Energy Gas Dist. Rev.,
Gas Proj. No. 8, Series A (Mandatory put date 12/01/29)	4.000(cc)	12/01/52	160	160,551
Gas Proj., Series D-1, Rfdg. (Mandatory put date 02/01/29)	5.500(cc)	06/01/49	120	125,138
Gas Proj., Series F	5.000	12/01/28	400	411,557
Gas Proj., Series G	5.000	06/01/27	250	253,075
Gas Proj., Series G	5.000	06/01/28	500	512,829
Gas Proj., Series J	5.000	11/01/28	325	334,327
Proj. No. 6, Series B (Mandatory put date 12/01/26)	4.000(cc)	10/01/52	115	115,906
Series A	5.000	12/01/28	570	586,770
Series B-1 (Mandatory put date 10/01/27)	4.000(cc)	04/01/53	545	546,933
Series C-1 (Mandatory put date 06/01/29)	5.250(cc)	02/01/53	385	400,445
Series D1, Rfdg. (Mandatory put date 06/01/27)	4.000(cc)	07/01/52	160	160,865
Lower Alabama Gas Dist. Rev.,
Series A	5.000	09/01/27	400	405,867
Southeast Energy Auth. Cooperative Dist. Rev.,
Proj. No. 1, Series A (Mandatory put date 10/01/28)	4.000(cc)	11/01/51	400	403,771
Proj. No. 5, Series A (Mandatory put date 07/01/29)	5.250(cc)	01/01/54	1,245	1,296,933

				6,135,882

Arizona 3.5%
Arizona Indl. Dev. Auth. Rev.,
Ironwood Ranch Apts. Proj. (Mandatory put date 09/01/26)	5.000(cc)	02/01/58	1,755	1,755,000
The Ranches at Gunsmoke Proj. (Mandatory put date 11/01/26)	5.000(cc)	03/01/58	400	401,287
Chandler Indl. Dev. Auth. Rev.,
Intel Corp. Proj., AMT (Mandatory put date 06/15/28)	4.100(cc)	12/01/37	200	202,524
Intel Corp. Proj., AMT, Rmkt. (Mandatory put date 06/01/29)	4.000(cc)	06/01/49	1,160	1,181,837
City of Phoenix Indl. Dev. Auth. Rev.,
Broadway Farms at Hurley Station, Phase 1 Proj. (Mandatory put date 02/01/28)	3.100(cc)	02/01/59	60	59,940
Glendale Indl. Dev. Auth. Rev.,
Midwest Univ. Foundation, Sr. Series A, AMT	5.000	07/01/27	440	445,982
La Paz Cnty. Indl. Dev. Auth. Rev.,
Chrt. Sch. Solutions Harmony Pub. Sch. Proj.	5.000	02/15/28	145	147,427
Maricopa Cnty. Indl. Dev. Auth. Rev.,
Banner Hlth., Series A-2 (Mandatory put date 05/15/28)	5.000(cc)	01/01/53	185	190,336

				4,384,333

Arkansas 0.4%

Little Rock Sch. Dist.,
Sub. Construction, GO	3.000	02/01/27	470	468,749

California 4.9%
California Cmnty. Choice Fing. Auth. Rev.,
Sustainable Bonds, Clean Energy Proj. (Mandatory put date 08/01/29)	5.000(cc)	12/01/53	265	274,007
Sustainable Bonds, Clean Energy Proj., Series C	5.000	04/01/29	230	236,037
Sustainable Bonds, Clean Energy Proj., Series E	5.000	07/01/29	50	52,254
Sustainable Bonds, Series D (Mandatory put date 11/01/28)	5.500(cc)	05/01/54	595	615,132
California Cnty. Tob. Securitization Agcy. Rev.,
Sonoma Cnty. Securitization Corp., Series A, Rfdg.	5.000	06/01/27	325	330,185
California Hlth. Facs. Fing. Auth. Rev.,
Providence St. Joseph Hlth., Series B, Rfdg. (Mandatory put date 10/01/27)	5.000(cc)	10/01/39	825	841,394
California Infrast. & Econ. Dev. Bank Rev.,
Brightline West Passanger Rail Proj., Series C, 144A, AMT (Mandatory put date 11/02/26)	3.500(cc)	01/01/65	250	249,913

See Notes to Financial Statements.

PGIM Ultra Short Municipal Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

California (cont’d.)

California Muni. Fin. Auth. Rev.,
Sr. Lien, LINXS APM Proj., Series A, P3 Proj., AMT	5.000%	12/31/27	190	$194,039
Terracina at Westpark Apts., Series A (Mandatory put date 08/01/27)	3.200(cc)	09/01/45	235	235,074
Wste. Mgmt., Inc., Rmkt., Series A, AMT (Mandatory put date 12/01/26)	3.450(cc)	12/01/44	200	200,007
California Pub. Fin. Auth. Rev.,
PIH Hlth., Series A, Rfdg.	5.000	06/01/28	290	300,135
California St.,
CM Veterans Bond, GO, Rfdg., AMT	3.150	12/01/26	775	774,279
Central Vlly. Energy Auth. Rev.,
Nat. Gas Util. Imps.	5.000	08/01/29	270	279,671
City of Los Angeles Dept. of Arpt. Rev.,
Series B, Rfdg., AMT	5.000	05/15/27	330	334,811
Sub. Series C, AMT	5.000	05/15/32	285	291,626
Los Angeles Dept. of Wtr. & Pwr. Rev.,
Series A, Rfdg.	5.000	07/01/27	160	163,283
Series A, Rfdg.	5.000	07/01/28	175	179,837
River Islands Pub. Fing. Auth.,
Spl. Tax, Cmnty. Facs. Dt. No. 2023-1 Impt. Area No. 3, Rfdg.	5.000	09/01/27	100	101,637
Sacramento Cnty. Arpt. Sys. Rev.,
Series C, Rfdg., AMT	5.000	07/01/31	395	407,972
San Francisco City & Cnty Arpt. Comm., San Francisco Int’l. Arpt. Rev.,
2nd Series, Series D, Rfdg., Rmkt.	3.500	05/01/28	100	99,999

				6,161,292

Colorado 2.1%

Adams Cnty. Hsg. Auth. Rev.,
Verrbena Proj., Series A	4.000	04/01/29	350	348,857
City of Colorado Springs Rev.,
Bradley Ridge Apts. Proj. (Mandatory put date 12/01/29)	3.150(cc)	12/01/45	245	243,111
Colorado Hlth. Facs. Auth. Rev.,
Covenant Living Communities & Svcs., Rfdg.	5.000	12/01/27	245	250,139
E-470 Pub. Hwy. Auth. Rev.,
Series B (Mandatory put date 09/01/28)	3.138(cc)	09/01/39	900	898,374
Park Sch. Dist. No. R-3,
GO, Rfdg.	3.500	12/01/28	155	154,714
Rio Grande Cnty. Consolidated Sch. Dist. No. 8 Monte Vista,
GO, Rfdg.	3.000	12/01/27	210	209,212
University of Colorado Rev.,
Univ. Enterprise Rev., Green Bond Proj., Series C-3B, Rfdg. (Mandatory put date 10/15/26)	2.000(cc)	06/01/51	540	538,185

				2,642,592

Connecticut 0.7%

Connecticut St. Higher Ed. Supplement Loan Auth. Rev.,
Chesla Loan Prog., Series B, AMT	5.000	11/15/26	150	150,395
Chesla Loan Prog., Series B, AMT	5.000	11/15/29	165	171,132
Chesla Loan Prog., Series C, AMT, Rfdg.	5.000	11/15/29	500	518,575
Connecticut St. Special Tax Rev.,
Transp. Infrast., Series A	5.000	09/01/29	100	100,000

				940,102

District of Columbia 1.0%

Dist. of Columbia Rev.,
Children’s Hosp. Rfdg.	5.000	07/15/27	250	250,201
Children’s Hosp. Rfdg.	5.000	07/15/35	300	300,172
Dist. of Columbia Int’l. Sch.	5.000	07/01/28	175	180,316

See Notes to Financial Statements.

PGIM Fixed Income ETFs 341

PGIM Ultra Short Municipal Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

District of Columbia (cont’d.)

Dist. of Columbia Rev., (cont’d.)
Georgetown Univ., Rfdg.	5.000%	04/01/31	150	$151,532
Georgetown Univ., Rfdg.	5.000	04/01/35	340	343,329

				1,225,550

Florida 5.5%

Broward Cnty. Sch. Dist.,
Series B, Rfdg., COP	5.000	07/01/33	320	324,071
City of Tampa Rev.,
H. Lee Moffitt Cancer Ctr. Proj., Series B, Rfdg.	5.000	07/01/37	415	415,230
Florida Hsg. Fin. Corp. Rev.,
Liberty Square Elderly, Series Q-2 (Mandatory put date 05/01/28)	3.000(cc)	11/01/28	190	189,391
Florida Muni. Pwr. Agcy. Rev.,
Series A, Rfdg.	3.000	10/01/29	335	332,733
Florida St.,
Cap. Outlay, Series E, GO, Rfdg.	3.000	06/01/29	150	149,236
Hillsborough Cnty. Hsg. Fin. Auth. Rev.,
The Loop (Mandatory put date 07/01/28)	3.450(cc)	01/01/43	355	355,032
Jacksonville Hsg. Fin. Auth. Rev.,
Egret Landing (Mandatory put date 07/01/28)	3.400(cc)	07/01/58	340	340,200
Lee Cnty. Hsg. Fin. Auth. Rev.,
Amaryllis Park Place III (Mandatory put date 11/01/27)	4.000(cc)	11/01/44	235	235,331
Lee Cnty. Indl. Dev. Auth. Rev.,
Shell Point Oblig. Grp., Series B-1	4.750	11/15/29	615	616,691
Miami-Dade Cnty. Hsg. Fin. Auth. Rev.,
Monterey Pointe (Mandatory put date 09/01/28)	3.050(cc)	09/01/29	500	499,908
Miami-Dade Cnty. Indl. Dev. Auth. Rev.,
Wste. Mgmt., Inc., Rmkt.	3.350	09/01/27	715	713,810
Orange Cnty. Hlth. Facs. Auth. Rev.,
Adventhealth Oblig. Grp., Series C, Rfdg. (Mandatory put date 11/15/26)	5.000(cc)	11/15/52	330	331,271
Orange Cnty. Hsg. Fin. Auth. Rev.,
Huntington Reserve Apts., Series C (Mandatory put date 06/01/27)	3.350(cc)	06/01/28	135	135,222
The Wtr. Apts., Series E (Mandatory put date 07/01/28)	3.350(cc)	01/01/43	250	250,145
Orlando Cmnty. Redev. Agcy., Tax Alloc., Series A, BAM	5.000	09/01/28	1,000	1,034,902
Palm Beach Cnty. Hsg. Fin. Auth. Rev.,
Calusa Pointe II, Series B (Mandatory put date 02/01/29)	2.900(cc)	02/01/30	1,000	988,274

				6,911,447

Georgia 3.4%

Columbus Med. Center Hosp. Auth. Rev.,
Piedmont Healthcare, Series B, Rfdg. (Mandatory put date 07/01/29)	5.000(cc)	07/01/54	210	219,195
Dev. Auth. of Burke Cnty. Rev.,
GA Pwr. Co. Plant Vogtle, 1st Series 2013, Rfdg., Rmkt. (Mandatory put date 03/12/27)	3.375(cc)	11/01/53	165	164,848
Main Street Natural Gas, Inc. Rev.,
Gas Supply Rev., Series C, 144A (Mandatory put date 11/01/27)	4.000(cc)	08/01/52	500	500,327
Series A	5.000	12/01/27	125	127,477
Series A (Mandatory put date 09/01/27)	4.000(cc)	07/01/52	1,390	1,402,218
Series A (Mandatory put date 12/01/29)	4.000(cc)	09/01/52	160	161,172
Series B (Mandatory put date 06/01/29)	5.000(cc)	12/01/52	380	392,958
Series C (Mandatory put date 09/01/26)	4.000(cc)	03/01/50	1,000	1,000,000
Series C (Mandatory Put Date 12/01/28)	4.000(cc)	05/01/52	260	262,704

				4,230,899

See Notes to Financial Statements.

PGIM Ultra Short Municipal Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Illinois 9.3%

Chicago Brd. of Ed.,
Series A, GO, Rfdg., AG	5.000%	12/01/27	100	$102,396
Series B, GO, Rfdg.	5.250	12/01/27	150	152,215
Series C, GO, Rfdg.	5.250	12/01/27	700	710,335
Chicago Brd. of Ed. Dedicated Capital Impvt. Tax Rev.,
Sch. Imps.	5.000	04/01/33	740	757,723
Chicago O’Hare Int’l. Arpt. Rev.,
Series E, Rfdg., AMT	5.000	01/01/27	540	543,274
Sr. Lien, Series G, AMT	5.000	01/01/37	250	250,785
City of Chicago,
Series A, GO, Rfdg.(ee)	5.000	01/01/27	740	743,300
Series B, Exchange, GO, Rfdg.	4.000	01/01/29	250	249,834
City of Chicago Wastewater Transmission Rev.,
Second Lien, Series A	5.000	01/01/27	160	161,048
Cook Cnty. Cmnty. Consolidated Sch. Dist. No.146 Tinley Park,
GO, Rfdg.	4.000	12/01/28	165	165,393
De Witt Macon & Logan Cntys. Cmnty. Unit Sch. Dist. No. 15 Clinton,
Series A, GO, Rfdg., BAM	3.000	12/01/27	305	303,836
Illinois Fin. Auth. Rev.,
Field Museum of Natural History, Rfdg., Rmkt. (Mandatory put date 09/01/28)	3.698(cc)	11/01/34	965	959,610
Midwestern Univ. Foundation, AMT	5.000	07/01/28	340	348,970
OSF Healthcare Sys., Series B-2, Rfdg. (Mandatory put date 11/15/26)	5.000(cc)	05/15/50	460	460,342
Presbyterian Living Oblig. Grp., Series B, Rfdg.	5.000	11/01/27	500	509,859
Univ. of Chicago Medicine, Series B2 (Mandatory put date 08/15/27)	5.000(cc)	08/15/52	200	202,656
Univ. of Illinois Hlth. Svcs.	5.000	10/01/28	125	127,789
Westminster Vlg., Series A, Rfdg.	4.500	05/01/28	525	525,587
Illinois Hsg. Dev. Auth. Rev.,
Island Terrace (Mandatory put date 04/01/28)	2.800(cc)	04/01/29	500	496,830
Leyden Sr. Apts. (Mandatory put date 01/01/28)	3.380(cc)	07/01/45	260	260,331
Sustainable Bonds, Series C-2 (Mandatory put date 08/01/28)	3.600(cc)	08/01/32	160	160,560
Sustainable Bonds, Series H, Rfdg.	5.750	10/01/53	465	491,018
Walden Oaks (Mandatory put date 10/01/26)	5.000(cc)	10/01/27	300	300,491
Illinois St., GO	5.000	11/01/33	390	390,978
GO, Rfdg.	3.500	06/01/29	115	114,390
Series A, GO	5.000	12/01/27	140	143,760
Series A, GO	5.000	12/01/28	250	256,500
Series B, GO	5.250	09/01/28	115	120,249
Series D, GO, Rfdg.	5.000	07/01/27	330	336,008
Illinois St. Sales Tax Rev., Jr. Oblig., Series A	4.000	06/15/27	310	312,880
Jr. Oblig., Series A	4.000	06/15/29	100	102,560
Jr. Oblig., Series A	5.000	06/15/28	140	145,148
Illinois St. Toll Hwy. Auth. Rev.,
Sr. Series A, Rfdg.	5.000	12/01/31	325	325,481
Lake Cnty. Fst. Presv. Dist.,
Series A, GO, Rfdg.	3.250	12/15/28	135	134,667
Regional Transp. Auth. Rev.,
Series A, Rfdg.	5.000	07/01/28	145	147,139
Sales Tax Securitization Corp. Rev.,
Series C, Rfdg.	5.000	01/01/27	145	145,967

				11,659,909

Indiana 1.2%

Indiana Fin. Auth. Rev.,
Franciscan Alliance, Inc., Series B	5.000	11/01/32	215	219,681
Indiana Univ. Hlth., Series B-1 (Mandatory put date 07/01/28)	5.000(cc)	10/01/62	695	718,543

See Notes to Financial Statements.

PGIM Fixed Income ETFs 343

PGIM Ultra Short Municipal Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Indiana (cont’d.)

Indiana Hsg. & Cmnty. Dev. Auth. Rev.,
Sustainable Bonds, Series C-1, Rfdg.	3.000%	01/01/52	130	$127,918
Indianapolis Local Pub. Impt. Bond Bank Rev.,
Indianapolis Arpt. Auth., Rfdg., AMT	5.000	01/01/28	380	380,550
Jennings Cnty. Sch. Bldg. Corp. Rev.,
Series A	3.000	01/15/29	105	104,185

				1,550,877

Kansas 0.7%

City of Maize,
Temp. Nts., Series A, GO	4.000	10/01/27	705	705,059
City of Park City,
Temp. Nts., Series 1, GO	3.625	10/01/27	100	99,920
Kansas Dev. Fin. Auth. Rev.,
Terrace Pointe, Series K-2 (Mandatory put date 09/01/27)	5.000(cc)	09/01/28	100	101,939

				906,918

Kentucky 3.6%

Boone Cnty. Rev.,
Duke Energy Kentucky, Inc., Proj., Rfdg.	3.700	08/01/27	275	275,959
City of Pikeville Rev.,
Univ. of Pikeville, Cll. of Dental Med., BANS	3.800	08/01/28	1,000	1,000,776
Kentucky Pub. Energy Auth. Rev.,
Series C (Mandatory put date 02/01/28)	4.000(cc)	02/01/50	1,260	1,270,466
Kentucky St. Ppty. & Bldg. Commn. Rev.,
Proj. No. 114	4.000	10/01/31	725	725,462
Rural Wtr. Fing. Agcy. Rev.,
Pub. Proj. Construction Nts., Series A	3.700	05/01/27	1,275	1,273,923

				4,546,586

Louisiana 0.3%

New Orleans Aviation Brd. Rev.,
Series D-2, AMT, Rfdg.	5.000	01/01/29	330	331,829

Maryland 0.4%

Montgomery Cnty. Hsg. Opportunities Commn. Rev.,
Series B, AMT	3.125	07/01/28	385	382,263
Univ. Sys. of Maryland Rev.,
Series A, Rfdg.	3.000	04/01/28	100	99,543

				481,806

Massachusetts 1.9%

Massachusetts Dev. Fin. Agcy. Rev.,
Dexter Southfield., Rfdg.	5.000	05/01/30	1,035	1,035,586
Massachusetts Edl. Fing. Auth. Rev.,
Edl. Loan Rev. Bonds Issue, AMT	5.000	07/01/29	175	182,105
Issue L, Sr. Series B, AMT, Rfdg.	5.000	07/01/28	100	102,899
Sr. Series B, AMT	5.000	07/01/27	540	547,526
Town of Ware,
GO, BANS	4.125	06/01/27	500	503,083

				2,371,199

See Notes to Financial Statements.

PGIM Ultra Short Municipal Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Michigan 3.1%

Michigan Fin. Auth. Rev.,
Henry Ford Hlth. Sys., Rfdg.	5.000%	11/15/27	300	$301,165
Hosp. Trinity Hlth. Credit Grp., Rfdg.	5.000	12/01/37	1,685	1,714,603
Michigan St. Hosp. Fin. Auth. Rev.,
Trinity Hlth. Credit, Series C, Rfdg., Rmkt.	5.000	12/01/31	195	199,494
Michigan St. Hsg. Dev. Auth. Rev.,
Series C	3.000	06/01/51	425	420,766
Sustainable Bonds, Series D	5.500	06/01/53	600	628,335
Michigan Strategic Fd. Rev.,
Sustainable Bond, Recycled Board Machine Proj., AMT (Mandatory put date 10/01/26)	4.000(cc)	10/01/61	500	499,962
Oakland Cnty. Bldg. Auth. Rev.,
Pub. Imps.	3.000	11/01/27	100	99,914

				3,864,239

Minnesota 3.6%

City of Lakeville,
Series A, GO, Rfdg.	3.000	02/01/28	100	99,509
City of Minneapolis Rev.,
Allina Hlth. Sys., Series A (Mandatory put date 11/15/28)	5.000(cc)	11/15/52	595	618,674
City of Mounds View Rev.,
Sibley Court Proj. (Mandatory put date 03/01/28)	3.375(cc)	03/01/46	305	305,560
City of St. Paul Hsg. & Redev. Auth. Rev.,
Fairview Hlth. Svcs., Series A, Rfdg.	5.000	11/15/31	500	505,253
Fridley Indpt. Sch. Dist. No. 14,
Ctfs. of Indbt., Series B, GO(hh)	5.000	09/30/27	1,100	1,121,863
Hopkins Indpt. Sch. Dist. No. 270,
Alternative Facs., Series B, GO, Rfdg.	3.250	02/01/27	250	250,036
Minnesota Muni. Gas Agcy. Rev.,
Gas Proj., Series A	5.000	09/01/27	475	480,759
Gas Proj., Series A	5.000	09/01/28	625	638,881
Washington Cnty. Cmnty. Dev. Agcy. Rev.,
Red Rock Manor Proj. (Mandatory put date 08/01/28)	3.150(cc)	02/01/46	500	499,148

				4,519,683

Mississippi 0.4%

Mississippi Bus. Fin. Corp. Rev.,
Wste. PRO USA, Inc., AMT, Rfdg., 144A (Mandatory put date 08/02/27)	4.375(cc)	02/01/48	250	250,643
Univ. of Mississippi Edl. Bldg. Corp. Rev.,
Campus Impt. Proj., Series A	3.000	11/01/27	200	199,784

				450,427

Missouri 0.6%
City of Kearney,
COP	5.000	09/01/27	420	427,313
Missouri St. Hlth. & Edl. Facs. Auth. Rev.,
SSM Hlth., Series A, Rfdg. (Mandatory put date 06/01/28)	5.000(cc)	06/01/39	230	236,475
Missouri Dev. Fin. Brd. Rev.,
Fulton St. Hosp. Proj.	3.000	10/01/28	100	99,755

				763,543

See Notes to Financial Statements.

PGIM Fixed Income ETFs 345

PGIM Ultra Short Municipal Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Nebraska 0.5%

Dawson Cnty. Pub. Pwr. Dist. Rev.,
Series B	3.000%	06/15/29	245	$241,739
Nebraska Invt. Fin. Auth. Rev.,
Mural, Series A (Mandatory put date 04/01/27)	3.000(cc)	04/01/42	375	374,810

				616,549

New Hampshire 0.9%

New Hampshire Bus. Fin. Auth. Rev.,
New York St. Elec. & Gas Corp. Proj., Series A, AMT, Rfdg.	4.000	12/01/28	725	735,106
Silverado Proj., 144A	5.000	12/01/28	150	150,016
Wste. Mgmt., Inc. Proj., Series A-4, AMT, Rfdg., Rmkt. (Mandatory put date 07/01/27)	3.250(cc)	08/01/38	250	249,592

				1,134,714

New Jersey 3.1%

Bergen Cnty.,
GO, Rfdg.	3.000	12/01/26	115	115,041
Morris Cnty.,
GO	3.000	02/01/28	135	135,025
New Jersey Higher Ed. Student Assistance Auth. Rev.,
Sr. Series A, Rfdg., AMT	5.000	12/01/27	150	153,078
Sr. Series B, AMT	5.000	12/01/27	275	280,642
Sr. Series B, AMT	5.000	12/01/28	805	832,975
Sr. Series B, Rfdg., AMT	5.000	12/01/26	390	391,478
Sr. Series B, Rfdg., AMT	5.000	12/01/27	75	76,528
New Jersey Transp. Tr. Fd. Auth. Rev.,
Transp. Sys., Series A, Rfdg.	5.000	12/15/36	260	268,093
Tob. Settlement Fing. Corp. Rev.,
Series A, Rfdg.	5.000	06/01/27	250	253,966
Series A, Rfdg.	5.000	06/01/28	250	258,911
Series A, Rfdg.	5.000	06/01/33	215	221,391
Series A, Rfdg.	5.000	06/01/35	900	917,946

				3,905,074

New Mexico 0.2%

Santa Fe Cnty. Rev.,
Cresta Ranch Apts. (Mandatory put date 06/01/28)	3.290(cc)	12/10/49	250	250,689

New York 4.6%

Metropolitan Transp. Auth. Rev.,
Series C-1, Rfdg.	5.000	11/15/27	170	170,817
Mexico Central Sch. Dist.,
GO	4.000	08/15/27	176	177,782
GO	4.000	08/15/28	205	208,895
GO	4.000	08/15/29	210	215,310
Monroe Cnty. Indl. Dev. Corp. Rev.,
The Rochester Gen. Hosp.	5.000	12/01/28	250	250,699
Montgomery Cnty.,
GO, Rfdg.	4.000	07/15/28	330	332,328
New York City Hsg. Dev. Corp. Rev.,
Sustainable Dev. Bonds, Series F-2A (Mandatory put date 12/22/26)	3.400(cc)	11/01/62	890	888,530
New York St. Dorm. Auth. Rev.,
Fing. Prog. Series A, Rfdg.	5.000	10/01/32	205	205,727
New York St. Hsg. Fin. Agcy. Rev.,
Sustainable Bonds, Series B-2 (Mandatory put date 05/01/27)	3.600(cc)	11/01/62	130	129,972
Sustainable Bonds, Series C-2 (Mandatory put date 11/01/30)	3.200(cc)	05/01/66	470	467,664

See Notes to Financial Statements.

PGIM Ultra Short Municipal Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New York (cont’d.)

New York St. Hsg. Fin. Agcy. Rev., (cont’d.)
Sustainable Bonds, Series E-2 (Mandatory put date 05/01/28)	3.875%(cc)	11/01/63	165	$165,056
New York Transp. Dev. Corp. Rev.,
Delta Air Lines, Inc., Lagurdia Arpt. Terminals C&D Redev. Proj.	4.000	10/01/30	895	900,523
Delta Air Lines, Inc., Lagurdia Arpt. Terminals C&D Redev. Proj., AMT	5.000	01/01/29	500	511,478
Port Auth. of New York & New Jersey Rev.,
Consol One Hundred Seventy Seventh, AMT	3.000	07/15/28	175	173,967
Sherrill City Sch. Dist.,
GO	3.500	08/15/28	150	151,329
GO	3.750	08/15/29	260	264,890
Three Village Central Sch. Dist. Brookhaven & Smithtown,
GO, TANS	4.000	06/24/27	500	503,268

				5,718,235

North Carolina 1.4%

Charlotte-Mecklenburg Hosp. Auth. Rev.,ı
Atrium Hlth., Series D, Rmkt. (Mandatory put date 06/15/27)	3.625(cc)	01/15/48	320	319,624
Inlivian Rev.,
Trella Uptown Proj. (Mandatory put date 06/01/27)	3.200(cc)	06/01/43	500	500,146
North Carolina Hsg. Fin. Agcy. Rev.,
Yadkin Hsg. Partners LP (Mandatory put date 09/01/28)	3.250(cc)	07/01/30	1,000	999,275

				1,819,045

North Dakota 2.4%

City of Horace,
Impt., Series B, GO, Rfdg., BAM	5.000	05/01/28	300	308,832
Impt., Series B, GO, Rfdg., BAM	5.000	05/01/29	335	349,750
Maple River Wtr. Resource Dist.,
Series B, GO	3.250	05/01/28	470	467,784
Series D, GO(hh)	3.375	05/01/27	630	629,692
Series D, GO(hh)	3.500	05/01/28	715	713,601
North Dakota Hsg. Fin. Agcy. Rev.,
Central at the Horizon Proj. (Mandatory put date 02/01/30)(hh)	3.200(cc)	02/01/61	560	559,414

				3,029,073

Ohio 1.2%

Columbus Franklin Cnty. Fin. Auth. Rev.,
Castle Creek Apts. (Mandatory put date 06/01/29)	3.200(cc)	06/01/44	615	613,344
Franklin Cnty. Rev.,
Nationwide Children’s Hosp., Rfdg.	5.000	11/01/33	225	227,590
Ohio Air Quality Dev. Auth. Rev.,
Duke Energy Corp. Proj., Series A, AMT, Rfdg. (Mandatory put date 06/01/27)	4.250(cc)	11/01/39	590	593,437
Ohio St. Rev.,
Cleveland Clinic Hlth. Sys., Series B, Rfdg.	5.000	01/01/27	125	125,840

				1,560,211

Oklahoma 1.0%

Kingfisher Cnty. Edl. Facs. Auth. Rev.,
Sch. Imps.	3.000	03/01/29	340	335,397
Muskogee Cnty. Indpt. Sch. Dist. No. 2 Haskell,
GO	3.600	07/01/28	430	432,565

See Notes to Financial Statements.

PGIM Fixed Income ETFs 347

PGIM Ultra Short Municipal Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Oklahoma (cont’d.)

Oklahoma Cnty. Fin. Auth. Rev.,
Crooked Oak Pub. Sch. Proj.	5.000%	09/01/28	340	$348,756
Oklahoma Hsg. Fin. Agcy. Rev.,
Reserve at Chisholm Creek Apts. (Mandatory put date 04/01/29)	3.000(cc)	10/01/47	150	149,432

				1,266,150

Oregon 0.1%

Oregon St. Bus. Dev. Commn. Rev.,
Intel Corp. Proj., Series 232, Rmkt. (Mandatory put date 06/15/28)	3.800(cc)	12/01/40	150	151,277

Pennsylvania 3.9%

Chester Cnty. Hlth & Ed. Facs. Auth. Rev.,
Main Line Hlth. Sys., Series A, Rfdg.	5.000	10/01/32	260	264,652
Geisinger Auth. Rev.,
Geisinger Hlth. Sys., Series A-2, Rfdg.	5.000	02/15/32	155	156,310
Geisinger Hlth. Sys., Series A-2, Rfdg.	5.000	02/15/34	285	287,315
Lehigh Cnty. Rev.,
Lehigh Vlly. Hlth., Series A, Rfdg.	4.000	07/01/28	615	615,213
Northeastern Sch. Dist.,
Series B, GO, Rfdg., AG	3.125	03/01/29	125	124,176
Pennsylvania Econ. Dev. Fing. Auth. Rev.,
Univ. of Pittsburgh Med. Ctr., Series A, Rfdg.	5.000	02/15/27	275	277,508
Wste. Mgmt., Inc. Proj., Series A, AMT, Rmkt. (Mandatory put date 08/02/27)	3.250(cc)	08/01/38	430	429,963
Pennsylvania Hsg. Fin. Agcy. Rev.,
Sustainable Bonds, Series 141A	5.750	10/01/53	550	575,279
Sustainable Bonds, Series 146A	6.250	10/01/54	445	476,441
Walnut Park Plaza, Series B (Mandatory put date 02/01/29)	3.000(cc)	02/01/30	200	198,562
Pennsylvania St. Univ. Rev.,
Series B, Rfdg.	4.000	09/01/27	250	250,090
Pennsylvania Turnpike Commn. Rev.,
2nd Series Sub., TPK, Rfdg., BAM	5.000	12/01/33	235	240,300
Sub. Series A	5.000	12/01/29	400	401,988
Philadelphia Gas Wks. Co. Rev.,
1998 Gen. Ordinance, Rfdg.	5.000	10/01/27	150	150,233
Philadelphia Sch. Dist.,
Series A, GO	5.000	09/01/36	420	430,813

				4,878,843

Puerto Rico 0.6%

Puerto Rico Comnwlth.,
Restructured, Series A1, GO	5.625	07/01/27	256	263,044
Puerto Rico Indl. Tourist Edl. Med. & Envirml. Ctl. Facs Fing. Auth. Rev.,
Hosp. Auxilio Mutuo Oblig. Grp., Rfdg.	5.000	07/01/28	325	329,469
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.,
Restructured, Series A-1, CABS	3.359(t)	07/01/29	200	181,969

				774,482

Rhode Island 1.5%

Rhode Island Student Loan Auth. Rev.,
Sr. Bonds, Series A, AMT	5.000	12/01/26	275	276,048
Sr. Bonds, Series A, AMT	5.000	12/01/27	600	612,274
Sr. Bonds, Series A, AMT	5.000	12/01/28	265	274,009
Sr. Prog., Series A, AMT	5.000	12/01/26	750	752,855

				1,915,186

See Notes to Financial Statements.

PGIM Ultra Short Municipal Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

South Carolina 1.3%

College of Charleston Rev.,
Series A, Rfdg.	3.250%	04/01/28	540	$540,049
Piedmont Muni. Pwr. Agcy. Rev.,
Series C, Rfdg.	5.000	01/01/34	960	963,769
South Carolina St. Hsg. Fin. & Dev. Auth. Rev.,
Poplar Square Apts. Proj. (Mandatory put date 04/01/27)	5.000(cc)	04/01/28	115	116,189

				1,620,007

South Dakota 1.5%

City of Sioux Falls Rev.,
Dow Rummel Vlg.	5.000	11/01/42	355	355,585
Dow Rummel Vlg.	5.125	11/01/47	290	290,538
Harrisburg Sch. Dist. No. 41-2,
Series C, GO, Rfdg.	3.000	07/15/28	1,000	995,966
South Dakota Hlth. & Edl. Facs. Auth. Rev.,
Westhill Vlg. Retirement Cmnty.	5.000	09/01/27	300	300,396

				1,942,485

Tennessee 2.2%

Chattanooga Hlth. Edl. & Hsg. Facs. Brd. Rev.,
Espero Chatanooga Proj. (Mandatory put date 11/01/27)	3.000(cc)	12/01/43	125	124,685
Dickson Hlth. & Edl. Facs. Brd. Rev.,
BTT Dev. IV & Hsg. Assoc. (Mandatory put date 04/01/27)	3.000(cc)	04/01/28	150	149,789
Greeneville Hlth. & Edl. Facs. Brd. Rev.,
Ballad Hlth. Oblig. Grp., Series A, Rfdg.	5.000	07/01/35	390	399,649
Metropolitan Govt. Nashville & Davidson Cnty Hlth. & Edl. Facs. Brd. Rev.,
Burning Tree Apts. Proj. (Mandatory put date 10/01/27)	5.000(cc)	10/01/28	185	188,276
Metropolitan Nashville Arpt. Auth. Rev.,
Sub. Series B, AMT	5.000	07/01/27	305	309,618
Tennessee Energy Acq. Corp. Rev.,
Gas Proj., Series A-1, Rfdg. (Mandatory put date 05/01/28)	5.000(cc)	05/01/53	1,305	1,332,353
Series C	5.000	02/01/27	300	301,901

				2,806,271

Texas 10.5%

Bexar Mgmt. & Dev. Corp. Rev.,
Hill View Heights Apts. (Mandatory put date 05/01/28)	3.020(cc)	05/10/45	100	99,589
Brazoria Cnty. Muni. Util. Dist. No. 21,
GO, Rfdg., AG	3.500	09/01/26	150	150,000
Brazos Higher Ed. Auth., Inc. Rev.,
Sr. Series 1A, AMT	5.000	04/01/27	500	505,113
Student Loan Prog., Sr. Series 1A, AMT	5.000	04/01/28	250	256,601
Brooks Dev. Auth. Rev.,
Sr. Lien, Series C, Rfdg., 144A (Mandatory put date 08/15/28)	5.000(cc)	08/15/42	285	291,050
City of Abilene,
GO, AMT(hh)	5.000	02/15/28	350	358,803
GO, AMT(hh)	5.000	02/15/29	370	384,627
City of Carthage,
Cert. Oblig., GO	3.000	05/15/28	245	242,732
City of Dallas Hsg. Fin. Corp. Rev.,
Palladium Buckner Station (Mandatory put date 08/01/28)	3.050(cc)	08/01/30	130	129,375
City of San Antonio Elec. & Gas Sys. Rev.,
Jr. Lien, Rfdg. (Mandatory put date 12/01/26)	3.650(cc)	02/01/53	615	614,666
Jr. Lien, Rfdg. (Mandatory put date 12/01/27)	2.000(cc)	02/01/49	190	185,745
Jr. Lien, Series B, Rfdg. (Mandatory put date 12/01/28)	3.250(cc)	02/01/56	500	500,921

See Notes to Financial Statements.

PGIM Fixed Income ETFs 349

PGIM Ultra Short Municipal Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Texas (cont’d.)

Clifton Higher Ed. Fin. Corp. Rev.,
Idea Pub. Sch., Series A	5.000%	08/15/28	250	$258,910
Idea Pub. Sch., Series B	5.000	08/15/27	595	595,861
Idea Pub. Sch., Series B	5.000	08/15/28	250	250,365
Dallas Cnty. Muni. Util. Dist. No. 4,
GO, BAM	6.750	03/01/28	130	137,113
GO, BAM	6.750	03/01/29	140	152,259
Dallas Indpt. Sch. Dist.,
Series A-2, GO, PSFG, Rfdg. (Mandatory put date 02/15/27)	5.000(cc)	02/15/55	115	116,035
Series A-2, GO, PSFG, Rfdg. (Pre-refunded date 02/15/27)(ee)	5.000(cc)	02/15/55	25	25,279
Eagle Mountain & Saginaw Indpt. Sch. Dist.,
Sch. Bldg., GO, Rfdg., Rmkt., PSFG (Mandatory put date 08/01/27)	4.000(cc)	08/01/50	145	146,982
Ellis Cnty.,
GO, Rfdg.	3.250	02/01/29	700	697,932
Fort Bend Cnty. Muni. Util. Dist. No. 122,
GO, Rfdg., BAM	3.000	09/01/27	335	333,526
Fort Bend Cnty. Muni. Util. Dist. No. 222,
GO, BAM(hh)	6.750	07/01/29	110	120,400
Harris Cnty. Cultrl. Ed. Facs. Fin. Corp. Rev.,
Memorial Hermann Hlth. Sys., Series B-3 (Mandatory put date 12/01/26)	5.000(cc)	07/01/49	350	352,730
Harris Cnty. Muni. Util. Dist. No. 157,
GO, BAM	3.000	03/01/29	325	321,623
Harris Cnty. Muni. Util. Dist. No. 180,
GO, BAM	3.000	03/01/29	150	148,566
Housing Options, Inc. Rev.,
Royal Crest Apts. (Mandatory put date 02/01/28)	3.050(cc)	02/01/45	245	244,360
Houston Higher Ed. Fin. Corp. Rev.,
KIPP, Inc., Series A, Rfdg., PSFG	3.375	02/15/29	300	298,656
Las Varas Pub. Facs. Corp. Rev.,
Central at Commerce, Series A (Mandatory put date 11/01/29)	3.350(cc)	11/01/44	395	386,899
Leander Indpt. Sch. Dist.,
GO, Series A, CABS, PSFG, Rfdg.	2.947(t)	08/15/27	600	583,521
Matagorda Cnty. Nav. Dist. No 1 Rev.,
Houston Lt. & Pwr. Co., Rfdg., Rmkt., AMBAC	5.125	11/01/28	200	207,297
Mesquite Indpt. Sch. Dist.,
Series B, GO, Rfdg., PSFG	3.000	08/15/29	145	142,957
New Hope Cultrl. Ed. Facs. Fin. Corp. Rev.,
Westminster Proj., Rfdg.	5.000	11/01/26	280	280,797
Prosper Indpt. Sch. Dist.,
GO, PSFG, Rmkt. (Mandatory put date 08/15/28)	4.000(cc)	02/15/53	235	239,825
San Antonio Hsg. Tr. Pub. Facs. Corp. Rev.,
Palladium San Antonio (Mandatory put date 07/01/27)	3.450(cc)	07/01/29	540	540,961
Strategic Hsg. Fin. Corp. of Travis Cnty. Rev.,
Blue Ridge Apts. (Mandatory put date 03/01/28)	3.350(cc)	03/01/46	375	375,019
Tarrant Cnty. Cultrl. Ed. Facs. Fin. Corp. Rev.,
Baylor Scott & White Hlth. Proj., Series F (Mandatory Put Date 11/15/30)	5.000(cc)	11/15/52	130	137,353
Texas Hlth. Res. Sys., Series B, Rfdg. (Mandatory put date 11/15/29)	5.000(cc)	11/15/64	225	237,233
Texas Muni. Gas Acq. & Supply Corp. Rev.,
Nat. Gas Util. Imps.	5.000	01/01/28	375	382,166
Series A (Mandatory put date 01/01/30)	5.500(cc)	01/01/54	1,075	1,121,163
Sr. Lien, Series D	6.250	12/15/26	100	100,900
Texas St. Affordable Hsg. Corp. Rev.,
The Bloom at Lamar Square (Mandatory put date 07/01/29)	3.050(cc)	07/01/30	400	395,747
Waller Cnty. Muni. Util. Dist. No. 37,
GO, BAM, Rfdg.	6.500	09/01/28	125	133,034

				13,184,691

See Notes to Financial Statements.

PGIM Ultra Short Municipal Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Utah 1.5%

City of Salt Lake City Arpt. Rev.,
Series A, AMT	5.000%	07/01/27	425	$431,104
Series A, AMT	5.000	07/01/36	220	221,677
Utah Hsg. Corp. Rev.,
Hive on 11th (Mandatory put date 02/01/30)	3.000(cc)	08/01/44	400	396,056
Series A	6.500	01/01/54	830	892,738

				1,941,575

Virginia 2.3%

Lynchburg Econ. Dev. Auth. Rev.,
Centra Hlth. Oblig. Grp., Rfdg	4.000	01/01/27	95	95,263
Newport News Redev. & Hsg. Auth. Rev.,
Stuart Gardens I Apts. (Mandatory put date 07/01/28)	3.150(cc)	07/01/30	1,000	1,001,629
Richmond Redev. & Hsg. Auth. Rev.,
Joyfield at German Sch. Road (Mandatory put date 06/01/28)	3.050(cc)	12/01/55	700	701,663
Virginia Pub. Bldg. Auth. Rev.,
Series C, AMT	5.000	08/01/30	200	200,364
Virginia Small Bus. Fing. Auth. Rev.,
Hampton Univ., Rfdg.	5.000	10/01/26	705	706,134
Wise Cnty. Indl. Dev. Auth. Rev.,
Virginia Elec. & Pwr. Co. Proj., Series A, Rmkt. (Mandatory put date 05/28/27)	3.800(cc)	11/01/40	200	201,295

				2,906,348

Washington 2.8%

City of Bremerton,
Ltd. Tax, Series A, GO, Rfdg.	3.750	12/01/26	120	119,852
Clark Cnty. Sch. Dist. No. 37 Vancouver,
GO	5.000	12/01/34	245	248,369
King Cnty. Hsg. Auth. Rev.,
Rfdg.	5.000	01/01/27	200	201,137
Rfdg.	5.000	07/01/27	200	203,003
Rfdg.	5.000	01/01/28	250	255,896
Pierce Cnty. Sch. Dist. No. 416 White River,
GO	4.000	12/01/33	110	110,098
Vancouver Hsg. Auth. Rev.,
Battle Ground Portfolio, Series A	5.000	08/01/29	1,600	1,659,969
Washington Healthcare Facs. Auth. Rev.,
Overlake Hosp. Med. Ctr., Series B, Rfdg.	5.000	07/01/28	195	198,191
Providence St. Joseph Hlth., Series B, Rfdg.	5.000	10/01/26	250	250,434
Whatcom Cnty. Pub. Util. Dist. No. 1,
Series A, GO, AMT, BAM	5.000	12/01/27	120	122,670
Series A, GO, AMT, BAM	5.000	12/01/28	100	103,770

				3,473,389

Wisconsin 2.0%

Pub. Fin. Auth. Rev.,
Affordable Hsg. Ctfs., Series A, 144A (Mandatory put date 05/01/29)	3.588(cc)	12/01/68	500	499,512
Cuyahoga River Cap. Port., Class A, Series 1, 144A (Mandatory put date 07/01/28)	4.000(cc)	01/01/55	648	648,596
Kahala Nui Proj., Rfdg.	5.000	11/15/26	275	275,934
Kahala Nui Proj., Rfdg.	5.000	11/15/27	290	296,251
Series 2025-1, Class A, Ctfs., 144A (Mandatory put date 08/01/27)	4.750(cc)	08/01/59	400	399,504

See Notes to Financial Statements.

PGIM Fixed Income ETFs 351

PGIM Ultra Short Municipal Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Wisconsin (cont’d.)

Wisconsin Hlth. & Edl. Facs. Auth. Rev.,
Advocate Aurora Hlth. Credit Grp., Series A, Rfdg.	5.000%	08/15/32	340	$351,731

				2,471,528

TOTAL LONG-TERM INVESTMENTS
(cost $122,082,603)				121,913,684

			Shares

SHORT-TERM INVESTMENT 4.5%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 3.780%)
(cost $5,683,197)(wb)			5,683,197	5,683,197

TOTAL INVESTMENTS 101.5%
(cost $127,765,800)				127,596,881
Liabilities in excess of other assets (1.5)%				(1,893,921)

NET ASSETS 100.0%				$125,702,960

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2026. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ee)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash, a guaranteed investment contract and /or U.S. guaranteed obligations.
(hh)	When-issued security.
(t)	Represents zero coupon. Rate quoted represents effective yield at August 31, 2026.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Municipal Bonds
Alabama	$—	$6,135,882	$—
Arizona	—	4,384,333	—
Arkansas	—	468,749	—
California	—	6,161,292	—
Colorado	—	2,642,592	—
Connecticut	—	940,102	—
District of Columbia	—	1,225,550	—
Florida	—	6,911,447	—
Georgia	—	4,230,899	—
Illinois	—	11,659,909	—
Indiana	—	1,550,877	—
Kansas	—	906,918	—

See Notes to Financial Statements.

PGIM Ultra Short Municipal Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Municipal Bonds (continued)
Kentucky	$—	$4,546,586	$—
Louisiana	—	331,829	—
Maryland	—	481,806	—
Massachusetts	—	2,371,199	—
Michigan	—	3,864,239	—
Minnesota	—	4,519,683	—
Mississippi	—	450,427	—
Missouri	—	763,543	—
Nebraska	—	616,549	—
New Hampshire	—	1,134,714	—
New Jersey	—	3,905,074	—
New Mexico	—	250,689	—
New York	—	5,718,235	—
North Carolina	—	1,819,045	—
North Dakota	—	3,029,073	—
Ohio	—	1,560,211	—
Oklahoma	—	1,266,150	—
Oregon	—	151,277	—
Pennsylvania	—	4,878,843	—
Puerto Rico	—	774,482	—
Rhode Island	—	1,915,186	—
South Carolina	—	1,620,007	—
South Dakota	—	1,942,485	—
Tennessee	—	2,806,271	—
Texas	—	13,184,691	—
Utah	—	1,941,575	—
Virginia	—	2,906,348	—
Washington	—	3,473,389	—
Wisconsin	—	2,471,528	—
Short-Term Investment
Affiliated Mutual Fund	5,683,197	—	—

Total	$5,683,197	$121,913,684	$—

Sector Allocation:

The sector allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2026 were as follows:

Development	22.5%
General Obligation	16.2
Healthcare	13.3
Pre-pay Gas	13.2
Education	11.1
Corporate Backed IDB & PCR	5.8
Transportation	4.7
Affiliated Mutual Fund	4.5
Special Tax/Assessment District	2.8
Power	2.7
Lease Backed Certificate of Participation	1.8

Tobacco Appropriated	1.6%
Water & Sewer	1.3
Pre-Refunded	0.0 *

101.5
Liabilities in excess of other assets	(1.5)

100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Fund did not hold any derivative instruments as of August 31, 2026, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Fixed Income ETFs 353

PGIM Ultra Short Municipal Bond ETF

Schedule of Investments (continued)

as of August 31, 2026

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2026 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(41,552)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(6,330)

For the year ended August 31, 2026, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Long Positions (1)	$3,299,152

Futures Contracts - Short Positions (1)	330,500

*	Average volume is based on average quarter end balances for the year ended August 31, 2026.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Ultra Short Municipal Bond ETF

Statement of Assets & Liabilities

as of August 31, 2026

Assets

Investments at value:
Unaffiliated investments (cost $122,082,603)	$121,913,684
Affiliated investments (cost $5,683,197)	5,683,197
Dividends and interest receivable	1,258,177
Receivable for Fund shares sold	1,257,033

Total Assets	130,112,091

Liabilities

Payable for investments purchased	4,063,755
Dividends and Distributions payable	330,314
Management fee payable	15,012
Other liabilities	50

Total Liabilities	4,409,131

Net Assets	$125,702,960

Net assets were comprised of:
Common stock, at par	$2,500
Paid-in capital in excess of par	125,825,894
Total distributable earnings (loss)	(125,434)

Net assets, August 31, 2026	$125,702,960

Net asset value, offering price and redemption price per share. ($125,702,960 ÷ 2,500,000 shares of common stock issued and outstanding)	$50.28

See Notes to Financial Statements.

PGIM Fixed Income ETFs 355

PGIM Ultra Short Municipal Bond ETF

Statement of Operations

Year Ended August 31, 2026

Net Investment Income (Loss)

Income
Interest income	$2,428,833
Affiliated dividend income	58,458

Total income	2,487,291

Expenses
Management fee	106,879

Net investment income (loss)	2,380,412

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	27,948
Futures transactions	(41,552)

(13,604)

Net change in unrealized appreciation (depreciation) on:
Investments	(293,812)
Futures	(6,330)

(300,142)

Net gain (loss) on investment transactions	(313,746)

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,066,666

See Notes to Financial Statements.

PGIM Ultra Short Municipal Bond ETF

Statements of Changes in Net Assets

	Year Ended August 31,
	2026	2025
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2,380,412	$1,096,646

Net realized gain (loss) on investment transactions	(13,604)	(61,993)

Net change in unrealized appreciation (depreciation) on investments	(300,142)	57,526

Net increase (decrease) in net assets resulting from operations	2,066,666	1,092,179

Dividends and Distributions
Distributions from distributable earnings	(2,463,099)	(996,007)

Fund share transactions
Net proceeds from shares sold (1,850,000 and 225,000 shares, respectively)	93,268,355	11,312,811
Cost of shares purchased (75,000 and 0 shares, respectively)	(3,777,772)	—

Net increase (decrease) in net assets from Fund share transactions	89,490,583	11,312,811

Total increase (decrease)	89,094,150	11,408,983

Net Assets:

Beginning of year	36,608,810	25,199,827

End of year	$125,702,960	$36,608,810

See Notes to Financial Statements.

PGIM Fixed Income ETFs 357

PGIM Ultra Short Municipal Bond ETF

Financial Highlights

	Year Ended August 31,		June 24, 2024(a) through August 31, 2024
	2026	2025
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$50.49	$50.40	$50.00
Income (loss) from investment operations:
Net investment income (loss)	1.69	1.94	0.40
Net realized and unrealized gain (loss) on investment transactions	(0.17)	(0.05)	0.20
Total from investment operations	1.52	1.89	0.60
Less Dividends and Distributions:
Dividends from net investment income	(1.73)	(1.80)	(0.20)
Net asset value, end of period	$50.28	$50.49	$50.40
Total Return(c):	3.03%	3.82%	1.22%

Ratios/Supplemental Data:
Net assets, end of period (000)	$125,703	$36,609	$25,200
Average net assets (000)	$71,253	$28,415	$25,113
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.15%	0.12%	0.15	%(e)
Expenses before waivers and/or expense reimbursement	0.15%	0.15%	0.15	%(e)
Net investment income (loss)	3.34%	3.86%	4.28	%(e)
Portfolio turnover rate(f)	65%	87%	24%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization

PGIM ETF Trust (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the following series of the RIC: PGIM AAA CLO ETF, PGIM AAA CLO Aggregate Duration ETF, PGIM Active Aggregate Bond ETF, PGIM Active High Yield Bond ETF, PGIM Corporate Bond 0-5 Year ETF, PGIM Corporate Bond 5-10 Year ETF, PGIM Corporate Bond 10+ Year ETF, PGIM Floating Rate Income ETF, PGIM Municipal Income Opportunities ETF, PGIM Securitized Income ETF, PGIM Short Duration High Yield ETF, PGIM Short Duration Multi-Sector Bond ETF, PGIM Total Return Bond ETF, PGIM Ultra Short Bond ETF and PGIM Ultra Short Municipal Bond ETF (each a “Fund” and collectively, the “Funds”). All the Funds are classified as diversified funds for purposes of the 1940 Act. Each Fund operates as an exchange-traded fund.

The Funds have the following investment objectives:

Fund	Investment Objective
PGIM AAA CLO ETF (“AAA CLO”)	Seeks to maximize total return through a combination of current income and capital appreciation.
PGIM AAA CLO Aggregate Duration ETF (“AAA CLO Aggregate Duration”)	Seeks to maximize total return through a combination of current income and capital appreciation.
PGIM Active Aggregate Bond ETF (“Active Aggregate Bond”)	Seeks total return through a combination of current income and capital appreciation.
PGIM Active High Yield Bond ETF (“Active High Yield Bond”)	Seeks total return through a combination of current income and capital appreciation.
PGIM Corporate Bond 0-5 Year ETF (“Corporate Bond 0-5 Year”)	Provides total return through a combination of current income and capital appreciation.
PGIM Corporate Bond 5-10 Year ETF (“Corporate Bond 5-10 Year”)	Provides total return through a combination of current income and capital appreciation.
PGIM Corporate Bond 10+ Year ETF (“Corporate Bond 10+ Year”)	Provides total return through a combination of current income and capital appreciation.
PGIM Floating Rate Income ETF (“Floating Rate Income”)	Primary investment objective is to maximize current income. Secondary objective is to seek capital appreciation when consistent with primary objective.
PGIM Municipal Income Opportunities ETF (“Municipal Income Opportunities”)	Seeks total return through a combination of current income that is exempt from federal income taxes and capital appreciation.
PGIM Securitized Income ETF (“Securitized Income”)	Seeks to maximize total return, through a combination of current income and capital appreciation.
PGIM Short Duration High Yield ETF (“Short Duration High Yield”)	Seeks total return through a combination of current income and capital appreciation.
PGIM Short Duration Multi-Sector Bond ETF (“Short Duration Multi-Sector Bond”)	Provides total return.

PGIM Fixed Income ETFs 359

Notes to Financial Statements (continued)

Fund	Investment Objective
PGIM Total Return Bond ETF (“Total Return Bond”)	Seeks total return.
PGIM Ultra Short Bond ETF (“Ultra Short Bond”)	Seeks total return through a combination of current income and capital appreciation, consistent with preservation of capital.
PGIM Ultra Short Municipal Bond ETF (“Ultra Short Municipal Bond”)	Seeks total return through a combination of current income that is exempt from federal income taxes and capital appreciation.

Financial Statements and other information regarding any underlying mutual funds or ETFs held by the Fund(s), if any, are available at pgim.com/mutual-fund-documents. You may also request this information by calling (800) 225-1852 or, from outside the United States, (973) 367-3529.

2.	Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Funds consistently follow such policies in the preparation of their financial statements.

The Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 exclusively impacted financial statement disclosures only and did not affect the Funds’ financial position or performance. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance. The officers of the Fund, as listed in the Fund’s Statement of Additional Information, act as each Fund’s chief operating decision maker (“CODM”). The CODM has determined that each Fund has a single operating segment as the CODM monitors the operating results of each Fund as a whole and the Funds’ long-term strategic asset allocation is pre-determined in accordance with the terms of their respective prospectus, based on a defined investment strategy which is executed by the Funds’ subadviser.

The CODM allocates resources and assesses performance based on the operating results of each Fund, which is consistent with the results presented in the Fund’s Schedule of Investments, Statement of Changes in Net Assets and Financial Highlights.

Securities Valuation: The Funds hold securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Funds’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Funds’ valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments”, the “Investment Manager” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to the Funds’ investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities of the Valuation Designee under Rule 2a-5. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Funds’ foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (“ETFs”) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via Nasdaq are valued at the Nasdaq official closing price. To the extent these securities are valued at the last sale price or Nasdaq official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter (“OTC”) market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price are based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; an assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst, media, or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

PGIM Fixed Income ETFs 361

Notes to Financial Statements (continued)

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Bond Forward Contracts: Certain Funds invested in bond forward contracts which are primarily used to hedge their exposure to interest rate fluctuations. These transactions involve a commitment by the Fund to purchase or sell a specific bond at a future date for a predetermined fixed price and with no upfront payments. Bond forward contracts are valued daily at the current underlying bond forward price and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on bond forward contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference of the agreed upon forward price and the actual price of the security at settlement. This gain (loss), if any, is included in net realized gain (loss) on bond forward transactions.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Funds enter into forward currency contracts, as defined in the prospectus, in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Funds’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: Certain Funds purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Funds may also use options to gain additional market exposure. The Funds’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Funds are required to deposit collateral with a futures commission merchant an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Funds each day, equal to the change in the mark-to-market value of the futures contract. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Funds invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Funds since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: Certain Funds entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Funds used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively, a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Funds are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Funds’ maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

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Notes to Financial Statements (continued)

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Funds are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Funds entered into total return swaps to manage their exposure to a security or an index. The Funds’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Funds’ favor, from the point of entering into the contract.

Floating Rate and Other Loans: Certain Funds invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Funds acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Funds generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Funds generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Funds generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Funds will assume the credit risk of both the borrower and the institution selling the participation to the Funds.

Reverse Repurchase Agreements: The Floating Rate Income ETF enters reverse repurchase agreements with qualified third-party broker-dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives securities and/or cash as collateral with a market value in-excess of the repurchase price to be paid by the Fund upon the maturity of the transaction. During the term of the agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Due to the short-term nature of reverse repurchase agreements, face value approximates fair value. Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Funds, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of each Fund. A master netting arrangement between each Fund and the counterparty permits each Fund to offset amounts payable by each Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by each Fund to cover each Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Funds, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: Certain Funds held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Funds until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: Certain Funds invested in the open market or received pursuant to debt restructuring securities that pay-in-kind (“PIK”) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have the same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions: Certain Funds purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis, including TBA securities. These transactions involve a commitment by the Fund to purchase or sell securities for a

PGIM Fixed Income ETFs 365

Notes to Financial Statements (continued)

predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value (“NAV”). The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits their eligibility to realize future gains (losses) with respect to the security.

Equity and Mortgage Real Estate Investment Trusts (collectively “REITs”): Certain Funds invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Funds become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts.

Taxes: It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on interest income, dividends, capital gains on investments, or certain foreign currency transactions by certain countries in which it invests. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on dividends are presented as “Foreign withholding tax”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) or change in unrealized appreciation (depreciation) on securities on the accompanying Statement of Operations. To the extent that the Funds have country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the Funds is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

Certain Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention if more likely than not the Fund will receive the reclaim back in accordance with ASC 740. Any professional fees associated with recovery of foreign withholding taxes are recorded as an expense within the Professional fees line item on the Statement of Operations.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, each Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

Pursuant to management agreements with the RIC on behalf of the Funds (the Management Agreements), PGIM Investments manages each Fund’s investment operations and administers its business affairs. PGIM Investments is also responsible for supervising each Fund’s subadviser. The Manager has entered into subadvisory agreements (Subadvisory Agreements) with PGIM, Inc., which provides subadvisory services to the Funds through its investment group PGIM Credit (and, for the AAA CLO, Floating Rate Income, Short Duration High Yield, Short Duration Multi-Sector Bond, Total Return Bond, and Ultra Short Bond, PGIM Limited) (the “subadviser”). In 2025, PGIM Fixed Income and PGIM Private Credit (formerly known as PGIM Private Capital) were combined to form PGIM Credit. The Manager pays for the services of the subadviser.

Pursuant to the Management Agreement relating to each Fund, there is a unitary fee structure for each Fund whereby PGIM Investments is responsible for substantially all expenses of each Fund, except taxes, brokerage expenses, interest expenses, distribution fees or expenses, expenses incident to shareholder meetings and extraordinary expenses. Each Fund may also pay for any costs or expenses of investing in other funds. For more information on the unitary management fee structure please refer to each Fund’s Statement of Additional Information.

The unitary fee paid to the Manager is accrued daily and payable monthly, at an annual rate of each Fund’s average daily net assets specified below. During the fiscal year ended August 31, 2025 the Manager had voluntarily agreed to reduce a portion of certain Funds’ unitary management fees. Any such management fee reduction will not be subject to recoupment by the Manager.

Fund	Unitary Fee Rate
AAA CLO	0.19%
AAA CLO Aggregate Duration	0.19%
Active Aggregate Bond	0.19%
Active High Yield Bond	0.39%
Corporate Bond 0-5 Year	0.20%
Corporate Bond 5-10 Year	0.25%
Corporate Bond 10+ Year	0.25%
Floating Rate Income	0.72%
Municipal Income Opportunities	0.25%
Securitized Income	0.39%
Short Duration High Yield	0.45%
Short Duration Multi-Sector Bond	0.40%
Total Return Bond	0.49%
Ultra Short Bond	0.15%
Ultra Short Municipal Bond	0.15%

The Manager has contractually agreed that to the extent each Fund invests in an ETF advised by PGIM Investments (“PGIM ETF”), the Manager will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF. This waiver will be effective at any time the Fund is invested in the PGIM ETF and will remain in effect for so long as the Fund is invested in the PGIM ETF, unless earlier terminated by agreement of the Board of the Fund.

Prudential Investment Management Services LLC (“PIMS” or the “Distributor”), acts as the distributor of each Fund, pursuant to the terms of a distribution agreement (“Distribution Agreement”) between the RIC and the Distributor. Shares are continuously offered for sale by the Distributor only. Although the Distributor does not receive any fees under the Distribution Agreement, the Manager or its affiliates may pay the Distributor for certain distribution related services.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Funds may invest their overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

PGIM Fixed Income ETFs 367

Notes to Financial Statements (continued)

The Funds may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended August 31, 2026, no Rule 17a-7 transactions were entered into by the Funds.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended August 31, 2026, were as follows:

Fund	Cost of Purchases	Proceeds from Sales

AAA CLO	$10,246,400,045	$2,646,498,991

AAA CLO Aggregate Duration	23,941,178	—

Active Aggregate Bond	121,483,887	117,459,463

Active High Yield Bond	696,502,986	592,560,105

Corporate Bond 0-5 Year	523,433,111	216,337,657

Corporate Bond 5-10 Year	322,544,380	223,647,134

Corporate Bond 10+ Year	26,500,016	26,756,896

Floating Rate Income	101,131,316	53,256,249

Municipal Income Opportunities	39,741,241	14,340,823

Securitized Income	33,696,998	9,887,891

Short Duration High Yield	153,836,012	45,886,226

Short Duration Multi-Sector Bond	227,867,995	142,992,731

Total Return Bond	1,057,287,326	627,763,382

Ultra Short Bond	9,778,393,697	4,855,784,253

Ultra Short Municipal Bond	125,068,367	44,400,585

In-kind transactions resulting from in-kind creations and redemptions during the year ended August 31, 2026, were as follows:

Fund	Creations In-Kind	Redemptions In-Kind

AAA CLO	$341,089,905	$189,693,967

AAA CLO Aggregate Duration	1,246,364	—

Active Aggregate Bond	—	—

Active High Yield Bond	942,868,965	9,601,555

Corporate Bond 0-5 Year	178,677,296	—

Corporate Bond 5-10 Year	305,597,527	21,457,871

Corporate Bond 10+ Year	—	1,046,190

Floating Rate Income	—	—

Municipal Income Opportunities	—	—

Securitized Income	—	—

Short Duration High Yield	—	—

Short Duration Multi-Sector Bond	—	—

Total Return Bond	—	—

Ultra Short Bond	—	—

Ultra Short Municipal Bond	—	—

The in-kind transactions shown in this table may not agree with the Funds’ Share Transactions on the Statements of Changes in Net Assets. This table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions, inclusive of any cash component.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended August 31, 2026, is presented as follows:

AAA CLO

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.780%)(wb)
$94,088,321	$6,071,676,157	$5,440,808,359	$—	$—	$724,956,119	724,956,119	$12,378,833	$—

AAA CLO Aggregate Duration

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income	Capital Gain Distributions

Long-Term Investments - Affiliated Exchange-Traded Fund:

PGIM AAA CLO ETF(wa)
$—	$24,637,366	$ —	$(8,566)	$—	$24,628,800	480,000	$287,590	$—

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.780%)(wa)
$—	$25,497,831	$25,384,347	$ —	$—	$ 113,484	113,484	$ 5,913	$—
$—	$50,135,197	$25,384,347	$(8,566)	$—	$24,742,284		$293,503	$—

Active Aggregate Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Long-Term Investments - Affiliated Exchange-Traded Funds(wa):

PGIM AAA CLO ETF
$4,180,790	$ 5,065,406	$ 3,375,632	$(27,788)	$6,564	$ 5,849,340	114,000	$198,731	$ —

PGIM Corporate Bond 0-5 Year ETF
—	1,259,351	—	(18,519)	—	1,240,832	25,000	49,112	524

PGIM Corporate Bond 5-10 Year ETF
—	1,223,192	—	(159)	—	1,223,033	25,000	—	—
$4,180,790	$ 7,547,949	$ 3,375,632	$(46,466)	$6,564	$ 8,313,205		$247,843	$524

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.780%)(wa)
$2,032,357	$47,515,001	$47,504,905	$ —	$ —	$ 2,042,453	2,042,453	$ 48,016	$ —
$6,213,147	$55,062,950	$50,880,537	$(46,466)	$6,564	$10,355,658		$295,859	$524

Active High Yield Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Long-Term Investments - Affiliated Exchange-Traded Fund(wa):

PGIM AAA CLO ETF
$13,423,602	$ 744,560	$ —	$(57,912)	$—	$14,110,250	275,000	$ 714,030	$—

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.780%)(wa)
$6,282,408	$370,539,559	$351,717,558	$ —	$—	$25,104,409	25,104,409	$ 609,077	$—
$19,706,010	$371,284,119	$351,717,558	$(57,912)	$—	$39,214,659		$1,323,107	$—

PGIM Fixed Income ETFs 369

Notes to Financial Statements (continued)

Corporate Bond 0-5 Year

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.780%)(wb)
$2,869,875	$211,981,574	$213,343,045	$—	$—	$1,508,404	1,508,404	$253,347	$—

Corporate Bond 5-10 Year

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.780%)(wb)
$3,243,183	$203,195,362	$201,189,037	$—	$—	$5,249,508	5,249,508	$212,603	$—

Corporate Bond 10+ Year

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.780%)(wb)
$715,902	$18,472,380	$18,434,368	$—	$—	$753,914	753,914	$25,943	$—

Floating Rate Income

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Long-Term Investments - Affiliated Exchange-Traded Fund(wa):

PGIM Active High Yield Bond ETF
$ —	$ 2,655,973	$ 874,082	$(37,622)	$(14,769)	$1,729,500	50,000	$120,032	$—

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.780%)(wa)

$2,512,473	$70,650,391	$66,920,331	$ —	$ —	$6,242,533	6,242,533	$214,299	$—
$2,512,473	$73,306,364	$67,794,413	$(37,622)	$(14,769)	$7,972,033		$334,331	$—

Municipal Income Opportunities

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.780%)(wb)
$352,069	$28,872,338	$28,528,904	$—	$—	$695,503	695,503	$48,632	$—

Securitized Income

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.780%)(wb)
$—	$20,939,141	$20,565,367	$—	$—	$373,774	373,774	$20,083	$—
Short Duration High Yield
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Long-Term Investments - Affiliated Exchange-Traded Fund(wa):

PGIM AAA CLO ETF
$1,655,395	$ —	$ —	$(6,908)	$—	$1,648,487	32,128	$85,479	$—

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.780%)(wa)
$473,645	$104,659,611	$97,056,246	$ —	$—	$8,077,010	8,077,010	$115,485	$—
$2,129,040	$104,659,611	$97,056,246	$(6,908)	$—	$9,725,497		$200,964	$—
Short Duration Multi-Sector Bond
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Long-Term Investments - Affiliated Exchange-Traded Funds(wa):

PGIM AAA CLO ETF
$4,306,820	$ 9,133,493	$ 7,734,161	$(36,708)	$25,966	$5,695,410	111,000	$172,523	$ —

PGIM Active High Yield Bond ETF
—	202,934	46,095	(3,961)	(59)	152,819	4,418	10,648	—

PGIM Corporate Bond 0-5 Year ETF
—	2,505,383	—	(23,718)	—	2,481,665	50,000	53,767	524
$4,306,820	$ 11,841,810	$ 7,780,256	$(64,387)	$25,907	$8,329,894		$236,938	$524

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.780%)(wa)
$1,427,206	$124,492,129	$124,022,166	$ —	$ —	$ 1,897,169	1,897,169	$111,726	$—
$5,734,026	$136,333,939	$131,802,422	$(64,387)	$25,907	$10,227,063		$348,664	$524
Total Return Bond
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Long-Term Investments - Affiliated Exchange-Traded Funds(wa):

PGIM AAA CLO ETF
$26,252,812	$43,218,975	$39,880,069	$(190,515)	$102,047	$29,503,250	575,000	$893,309	$ —

PGIM Active High Yield Bond ETF
3,570,000	1,070,980	41,415	(138,415)	(112)	4,461,038	128,969	327,807	—

PGIM Corporate Bond 0-5 Year ETF
—	10,052,570	—	(125,910)	—	9,926,660	200,000	285,145	2,619

PGIM Fixed Income ETFs 371

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

PGIM Corporate Bond 5-10 Year ETF
$ —	$ 7,605,559	$ —	$(267,364)	$ —	$ 7,338,195	150,000	$ 283,976	$6,100
$29,822,812	$ 61,948,084	$ 39,921,484	$(722,204)	$101,935	$51,229,143		$1,790,237	$8,719

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.780%)(wa)
$26,601,600	$445,680,886	$462,481,052	$ —	$ —	$ 9,801,434	9,801,434	$ 553,261	$ —
$56,424,412	$507,628,970	$502,402,536	$(722,204)	$101,935	$61,030,577		$2,343,498	$8,719
Ultra Short Bond
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Long-Term Investments - Affiliated Exchange-Traded Fund(wa) :

PGIM AAA CLO ETF
$126,880,313	$240,848,644	$ —	$(862,457)	$—	$366,866,500	7,150,000	$11,767,625	$—

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.780%)(wa)
$193,458,111	$6,089,881,668	$6,253,620,558	$ —	$—	$ 29,719,221	29,719,221	$ 7,796,786	$—
$320,338,424	$6,330,730,312	$6,253,620,558	$(862,457)	$—	$396,585,721		$19,564,411	$—
Ultra Short Municipal Bond
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 3.780%)(wb)
$47,278	$70,249,837	$64,613,918	$—	$—	$5,683,197	5,683,197	$58,458	$—

(wa)	Represents investments in Funds affiliated with the Manager.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par for the Fund.

For the year or period ended August 31, 2026, the adjustments were as follows:

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
AAA CLO (a)	$(171,792)	$171,792
AAA CLO Aggregate Duration	—	—
Active Aggregate Bond	—	—
Active High Yield Bond (a)	(211,004)	211,004
Corporate Bond 0-5 Year	—	—
Corporate Bond 5-10 Year (a)	67,528	(67,528)
Corporate Bond 10+ Year (a)	48,602	(48,602)
Floating Rate Income	—	—
Municipal Income Opportunities	—	—
Securitized Income	—	—
Short Duration High Yield	—	—
Short Duration Multi-Sector Bond	—	—
Total Return Bond	—	—
Ultra Short Bond	—	—
Ultra Short Municipal Bond	—	—
(a)	Redemptions In Kind Adjustments

For the year or period ended August 31, 2026, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Tax-Exempt Income	Total Dividends and Distributions
AAA CLO	$397,286,037	$—	$—	$—	$397,286,037
AAA CLO Aggregate Duration	311,204	—	—	—	311,204
Active Aggregate Bond	4,310,802	—	—	—	4,310,802
Active High Yield Bond	77,335,894	—	—	—	77,335,894
Corporate Bond 0-5 Year	17,830,842	—	—	—	17,830,842
Corporate Bond 5-10 Year	18,560,064	96,469	—	—	18,656,533
Corporate Bond 10+ Year	4,618,767	41,690	—	—	4,660,457
Floating Rate Income	7,354,028	—	—	—	7,354,028
Municipal Income Opportunities	86,674	—	—	1,589,813	1,676,487
Securitized Income	298,100	—	—	—	298,100
Short Duration High Yield	8,156,910	—	—	—	8,156,910
Short Duration Multi-Sector Bond	7,861,961	45,550	—	—	7,907,511
Total Return Bond	41,989,528	—	—	—	41,989,528
Ultra Short Bond	711,111,747	—	—	—	711,111,747
Ultra Short Municipal Bond	56,422	—	—	2,406,677	2,463,099

For the year or period ended August 31, 2025, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Tax-Exempt Income	Total Dividends and Distributions
AAA CLO	$115,937,862	$—	$—	$—	$115,937,862
AAA CLO Aggregate Duration	—	—	—	—	—
Active Aggregate Bond	2,498,883	—	—	—	2,498,883
Active High Yield Bond	17,900,432	—	—	—	17,900,432
Corporate Bond 0-5 Year	—	—	—	—	—
Corporate Bond 5-10 Year	—	—	—	—	—
Corporate Bond 10+ Year	—	—	—	—	—
Floating Rate Income	7,073,406	—	—	—	7,073,406
Municipal Income Opportunities	51,657	—	—	998,469	1,050,126
Securitized Income	—	—	—	—	—
Short Duration High Yield	3,299,134	—	—	—	3,299,134
Short Duration Multi-Sector Bond	3,026,117	—	—	—	3,026,117
Total Return Bond	18,918,570	—	—	—	18,918,570
Ultra Short Bond	494,923,993	—	—	—	494,923,993
Ultra Short Municipal Bond	28,590	—	—	967,417	996,007

PGIM Fixed Income ETFs 373

Notes to Financial Statements (continued)

For the year ended or period August 31, 2026, the Funds indicated below had the following amounts of accumulated undistributed earnings on a tax basis:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax Exempt Income
AAA CLO	$48,196,341	$—	$—
AAA CLO Aggregate Duration	100,842	—	—
Active Aggregate Bond	452,202	—	—
Active High Yield Bond	9,566,043	—	—
Corporate Bond 0-5 Year	2,217,159	—	—
Corporate Bond 5-10 Year	2,159,671	—	—
Corporate Bond 10+ Year	283,306	—	—
Floating Rate Income	1,415,691	—	—
Municipal Income Opportunities	—	19,931	229,673
Securitized Income	118,225	—	—
Short Duration High Yield	924,553	—	—
Short Duration Multi-Sector Bond	794,384	—	—
Total Return Bond	5,573,187	—	—
Ultra Short Bond	75,605,984	—	—
Ultra Short Municipal Bond	—	—	350,180

The United States federal income tax basis of the Funds’ investments and the net unrealized appreciation (depreciation) as of August 31, 2026 were as follows:

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AAA CLO	$12,618,529,273	$11,744,345	$(5,955,139)	$5,789,206
AAA CLO Aggregate Duration	26,021,111	2,288	(203,519)	(201,231)
Active Aggregate Bond	103,461,648	75,149	(3,261,609)	(3,186,460)
Active High Yield Bond	1,433,143,350	11,877,633	(33,830,661)	(21,953,028)
Corporate Bond 0-5 Year	626,308,794	159,451	(8,420,566)	(8,261,115)
Corporate Bond 5-10 Year	536,069,998	187,208	(16,187,600)	(16,000,392)
Corporate Bond 10+ Year	75,284,521	67,117	(3,154,482)	(3,087,365)
Floating Rate Income	130,787,414	876,713	(1,851,399)	(974,686)
Municipal Income Opportunities	51,739,099	235,956	(751,466)	(515,510)
Securitized Income	25,128,006	37,006	(138,955)	(101,949)
Short Duration High Yield	185,570,768	771,506	(3,151,416)	(2,379,910)
Short Duration Multi-Sector Bond	236,119,632	1,503,973	(2,572,929)	(1,068,956)
Total Return Bond	1,211,786,950	5,137,666	(30,287,961)	(25,150,295)
Ultra Short Bond	18,812,762,321	48,141,080	(45,719,812)	2,421,268
Ultra Short Municipal Bond	127,700,007	95,097	(198,223)	(103,126)

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales, straddle loss deferral, amortization of premiums, mark-to-market of futures and forwards contracts, swaps, partnerships, and other GAAP to tax differences.

For federal income tax purposes, the following Funds had an approximated capital loss carryforward as of August 31, 2026 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Fund	Capital Loss Carryforward	Capital Loss Carryforward Utilized
AAA CLO	$4,165,000	$ —
AAA CLO Aggregate Duration	185,000	—
Active Aggregate Bond	6,658,000	—
Active High Yield Bond	23,126,000	—
Corporate Bond 0-5 Year	339,000	—
Corporate Bond 5-10 Year	3,067,000	—
Corporate Bond 10+ Year	308,000	—
Floating Rate Income	1,391,000	3,000

Fund	Capital Loss Carryforward	Capital Loss Carryforward Utilized
Municipal Income Opportunities	$—	$32,000
Securitized Income	81,000	—
Short Duration High Yield	505,000	—
Short Duration Multi-Sector Bond	533,000	—
Total Return Bond	14,525,000	—
Ultra Short Bond	36,851,000	—
Ultra Short Municipal Bond	42,000	—

The Manager has analyzed the Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2026 are subject to such review.

7.	Capital and Ownership

Each Fund is an exchange-traded fund, commonly known as an “ETF”. Individual shares of the Funds may only be purchased and sold in secondary market transactions through brokers or other financial intermediaries. Shares of the Funds are listed for trading on the NYSE Arca, Inc. except for Corporate Bond 0-5 Year, Corporate Bond 5-10 Year, Corporate Bond 10+ Year, Securitized Income, Short Duration Multi-Sector Bond and Short Duration High Yield, which list their shares on the Cboe BZX Exchange, Inc. (together with NYSE Arca, Inc., the “Exchanges”), and since the shares of the Funds trade at market prices rather than NAV, shares of the Funds may trade at a price greater than NAV (a premium) or less than NAV (a discount). Effective October 29, 2026, the listing exchange for Active High Yield Bond will be changed to Cboe BZX Exchange, Inc. Each Fund will issue and redeem its shares at NAV only in aggregations of a specified number of shares called a “Creation Unit”. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Funds or one of their service providers that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units.

A creation transaction, which is subject to acceptance by the Distributor and each Fund, generally takes place when an Authorized Participant deposits into each Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of each Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other financial instruments (the “redemption basket”) held by each Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Funds may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Funds. Creation and redemption baskets may differ and the Funds may accept “custom baskets”. A Creation Unit consists of 25,000 shares of each Fund.

Authorized Participants may be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, for each transaction in a Creation Unit regardless of the number of Creation Units created or redeemed on that day. These fees, if charged, are paid to the Custodian to offset costs associated with processing creation and redemption transactions. Authorized Participants transacting in creation units for cash may pay an additional variable fee to compensate the Funds for transaction costs and market impact expenses relating to purchases or sales of portfolio securities. Such variable fees, if any, are included in “Net proceeds from shares sold” and/or “Cost of shares purchased”, as applicable, in the Statements of Changes in Net Assets.

The RIC is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share.

As of August 31, 2026, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Fund	Number of Shares	Percentage of Outstanding Shares
AAA CLO	60,107,081	24.5%
AAA CLO Aggregate Duration	500,000	95.2
Active Aggregate Bond	449,515	18.9
Active High Yield Bond	16,804,509	40.9
Corporate Bond 0-5 Year	12,277,000	95.4
Corporate Bond 5-10 Year	10,665,000	99.0
Corporate Bond 10+ Year	1,500,000	98.4
Floating Rate Income	344,083	13.6

PGIM Fixed Income ETFs 375

Notes to Financial Statements (continued)

Fund	Number of Shares	Percentage of Outstanding Shares
Municipal Income Opportunities	469,000	46.9%
Securitized Income	480,000	96.0
Short Duration High Yield	—	—
Short Duration Multi-Sector Bond	—	—
Total Return Bond	2,787,092	9.8
Ultra Short Bond	27,773,483	7.3
Ultra Short Municipal Bond	458,000	18.3

At the reporting period end, the number of shareholders holding greater than 5% of the Funds are as follows:

Fund	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
AAA CLO	1	24.5%
AAA CLO Aggregate Duration	1	95.2
Active Aggregate Bond	1	18.9
Active High Yield Bond	1	40.9
Corporate Bond 0-5 Year	1	95.4
Corporate Bond 5-10 Year	1	99.0
Corporate Bond 10+ Year	1	98.4
Floating Rate Income	1	13.6
Municipal Income Opportunities	1	46.9
Securitized Income	1	96.0
Short Duration High Yield	—	—
Short Duration Multi-Sector Bond	—	—
Total Return Bond	1	9.8
Ultra Short Bond	1	7.3
Ultra Short Municipal Bond	1	18.3
Unaffiliated:
AAA CLO	5	36.7
AAA CLO Aggregate Duration	—	—
Active Aggregate Bond	4	72.4
Active High Yield Bond	4	36.9
Corporate Bond 0-5 Year	—	—
Corporate Bond 5-10 Year	—	—
Corporate Bond 10+ Year	—	—
Floating Rate Income	5	68.1
Municipal Income Opportunities	2	38.9
Securitized Income	—	—
Short Duration High Yield	3	81.9
Short Duration Multi-Sector Bond	6	89.6
Total Return Bond	5	76.8
Ultra Short Bond	7	67.6
Ultra Short Municipal Bond	5	72.2

The Funds may make payment for Fund shares redeemed and contributed wholly or in part by distributing portfolio securities to shareholders. For the year ended August 31, 2026, certain Funds had subscriptions in-kind and/or redemptions in-kind with total proceeds in the amounts presented on the Statements of Changes in Net Assets.

8.	Borrowings

The RIC, on behalf of the Funds, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA**	Prior SCA*
Term of Commitment	9/26/2025 – 9/24/2026	9/27/2024 – 9/25/2025
Total Commitment	Tranche A: $1,200,000,000 Tranche B: $75,000,000***	Tranche A: $1,200,000,000 Tranche B: $125,000,000**
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

*	The Prior SCA did not include Corporate Bond 0-5 Year, Corporate Bond 5-10 Year and Corporate Bond 10+ Year.
**	The Current SCA did not include AAA CLO Aggregate Duration and Securitized Income.
***

Only Floating Rate Income and one other fund are party to, and are allocated commitment fees related to, Tranche B of the SCA, in addition to Tranche A. The other Participating Funds are only party to Tranche A of the SCA.

Subsequent to the reporting period end, the SCA has been renewed and effective September 25, 2026 through September 23, 2027 will provide a commitment of $1,275,000,000, of which $1,200,000,000 (“Tranche A”) will be available for all Participating Funds, and of which $75,000,000 (“Tranche B”) will be solely available to the Floating Rate Income and one other fund (the “Floating Rate Funds”). The commitment fee allocated to the Participating Funds will continue to be 0.15% of the unused portion of the Tranche A SCA and the commitment fee allocated to the Floating Rate Funds will be 0.15% of the unused portion of the Tranche B SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Funds did not utilize the SCA during the year ended August 31, 2026.

9.	Risks of Investing in the Funds

Each Fund’s principal risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Fund, please refer to the Prospectus and Statement of Additional Information of that Fund.

Risks	AAA CLO	AAA CLO Aggregate Duration	Active Aggregate Bond	Active High Yield Bond	Corporate Bond 0 - 5 Year
Active Trading	–	–	–	–	–
Adjustable and Floating Rate Securities	–	–	–	–	–
Alternative Minimum Tax	–	–	–	–	–
Authorized Participant Concentration	X	X	X	X	X
Cash Transactions	X	X	X	X	X
CLO Manager	X	X	–	–	–
Collateralized Loan Obligations	X	X	–	–	–
Covenant-Lite	X	X	–	X	–
Credit	–	–	X	X	–
Credit/Counterparty	X	X	–	–	X
Currency	–	–	–	–	–
Debt Obligations	X	X	X	X	X
Derivatives	X	X	X	X	X
Distressed and Defaulted Securities	–	–	–	X	–
Economic and Market Events	X	X	X	X	X
Emerging Markets	–	–	X	X	–

PGIM Fixed Income ETFs 377

Notes to Financial Statements (continued)

Risks	AAA CLO	AAA CLO Aggregate Duration	Active Aggregate Bond	Active High Yield Bond	Corporate Bond 0 - 5 Year
ETF Shares Trading	X	X	X	X	X
Floating Rate and Other Loans	–	–	–	X	–
Foreign Securities	X	X	X	X	X
Fund of Funds	–	X	–	–	–
Insured Municipal Bonds	–	–	–	–	–
Interest Rate	X	X	X	X	X
Junk Bonds	–	–	–	X	–
Large Shareholder and Large Scale Redemption	X	X	X	X	X
Leverage	–	X	–	–	–
Liquidity	X	X	X	X	X
Loan Liquidity and Settlement	–	–	–	–	–
Management	X	X	X	X	X
Market Disruption and Geopolitical	X	X	X	X	X
Market	X	X	X	X	X
Money Market Instruments	–	–	–	–	–
Mortgage-Backed and Asset-Backed Securities	–	–	X	X	–
Municipal Bonds and Notes	–	–	–	–	–
Municipal Lease Obligations	–	–	–	–	–
New/Small Fund	X	X	–	–	X
Non-Money Market Fund	–	–	–	–	–
Portfolio Turnover	X	X	X	–	X
Structured Products	–	–	X	–	–
U.S. Government and Agency Securities	–	–	X	–	–
Variable and Floating Rate Bonds	–	–	–	–	–
Zero Coupon Bond	–	–	–	–	–

Risks	Corporate Bond 5 - 10 Year	Corporate Bond 10+ Year	Floating Rate Income	Municipal Income Opportunities	Securitized Income
Active Trading	–	–	–	–	–
Adjustable and Floating Rate Securities	–	–	X	–	–
Alternative Minimum Tax	–	–	–	X	–
Authorized Participant Concentration	X	X	X	X	X
Cash Transactions	X	X	X	X	X
CLO Manager	–	–	–	–	X
Collateralized Loan Obligations	–	–	–	–	–
Covenant-Lite	–	–	X	–	X
Credit	–	–	X	–	X
Credit/Counterparty	X	X	–	–	–
Currency	–	–	–	–	X
Debt Obligations	X	X	X	X	X
Derivatives	X	X	X	X	X
Distressed and Defaulted Securities	–	–	–	–	–
Economic and Market Events	X	X	X	X	X
Emerging Markets	–	–	X	–	–
ETF Shares Trading	X	X	X	X	X
Floating Rate and Other Loans	–	–	X	–	X
Foreign Securities	X	X	X	–	X
Fund of Funds	–	–	–	–	–
Insured Municipal Bonds	–	–	–	X	–
Interest Rate	X	X	X	X	X
Junk Bonds	–	–	X	X	X
Large Shareholder and Large Scale Redemption	X	X	X	X	X
Leverage	–	–	–	–	X
Liquidity	X	X	X	X	X
Loan Liquidity and Settlement	–	–	X	–	–

Risks	Corporate Bond 5 -10 Year	Corporate Bond 10+ Year	Floating Rate Income	Municipal Income Opportunities	Securitized Income
Management	X	X	X	X	X
Market Disruption and Geopolitical	X	X	X	X	X
Market	X	X	X	X	X
Money Market Instruments	–	–	–	–	–
Mortgage-Backed and Asset-Backed Securities	–	–	–	–	X
Municipal Bonds and Notes	–	–	–	X	–
Municipal Lease Obligations	–	–	–	X	–
New/Small Fund	X	X	X	X	X
Non-Money Market Fund	–	–	–	–	–
Portfolio Turnover	X	X	X	–	–
Structured Products	–	–	–	–	X
U.S. Government and Agency Securities	–	–	–	–	X
Variable and Floating Rate Bonds	–	–	–	X	–
Zero Coupon Bond	–	–	–	X	–

Risks	Short Duration High Yield Bond	Short Duration Multi-Sector Bond	Total Return Bond	Ultra Short Bond	Ultra Short Municipal Bond
Active Trading	–	–	X	–	–
Adjustable and Floating Rate Securities	–	–	–	–	–
Alternative Minimum Tax	–	–	–	–	X
Authorized Participant Concentration	X	X	X	X	X
Cash Transactions	X	X	X	X	X
CLO Manager	–	–	–	–	–
Collateralized Loan Obligations	–	–	X	X	–
Covenant-Lite	X	X	X	–	–
Credit	X	X	X	X	–
Currency	–	X	X	–	–
Debt Obligations	X	X	X	X	X
Derivatives	X	X	X	X	X
Distressed and Defaulted Securities	X	–	–	–	–
Economic and Market Events	X	X	X	X	X
Emerging Markets	X	–	X	–	–
ETF Shares Trading	X	X	X	X	X
Floating Rate and Other Loans	X	X	X	–	–
Foreign Securities	X	X	X	X	–
Fund of Funds	–	–	–	–	–
Insured Municipal Bonds	–	–	–	–	X
Interest Rate	X	X	X	X	X
Junk Bonds	X	X	X	–	X
Large Shareholder and Large Scale Redemption	X	X	X	X	X
Liquidity	X	X	X	–	X
Loan Liquidity and Settlement	–	–	–	–	–
Management	X	X	X	X	X
Market Disruption and Geopolitical	X	X	X	X	X
Market	X	X	X	X	X
Money Market Instruments	–	–	–	X	–
Mortgage-Backed and Asset-Backed Securities	–	X	X	X	–
Municipal Bonds and Notes	–	–	–	–	X
Municipal Lease Obligations	–	–	–	–	X
New/Small Fund	X	X	–	–	X
Non-Money Market Fund	–	–	–	X	–
Portfolio Turnover	–	–	–	–	–
Structured Products	–	–	X	–	–
U.S. Government and Agency Securities	–	X	X	X	–
Variable and Floating Rate Bonds	–	–	–	X	X
Zero Coupon Bond	–	–	–	–	X

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean

PGIM Fixed Income ETFs 379

Notes to Financial Statements (continued)

that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Adjustable and Floating Rate Securities Risk: The value of adjustable and floating rate securities may lag behind the value of fixed rate securities when interest rates change. Such securities may be subject to extended settlement periods (longer than seven days) and in unusual market conditions, with a high volume of shareholder redemptions, may present a risk of loss to the Fund or may impair the Fund’s ability to satisfy shareholder redemption requests.

Alternative Minimum Tax Risk: Although the interest received from municipal securities is generally exempt from federal income tax, the Fund may invest in municipal securities subject to the federal alternative minimum tax on individuals. Therefore, all or a portion of the Fund’s otherwise exempt-interest dividends may be taken into account in determining the federal alternative minimum tax on individuals and may have other tax consequences.

Authorized Participant Concentration Risk: Only an Authorized Participant (as defined in “How to Buy and Sell Shares of the Fund” in the Fund’s Prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as Authorized Participants and none of these Authorized Participants is or will be obligated to engage in creation or redemption transactions. To the extent that these Authorized Participants exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant creates or redeems, shares of the Fund may trade at a substantial discount or premium to net asset value (“NAV”), may trade at larger spreads, and possibly face trading halts and/or delisting.

Cash Transactions Risk: Unlike ETFs that engage almost exclusively in creations and redemptions in exchange for a basket of portfolio securities (an “in-kind” transaction), the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. Investments in shares of the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

CLO Manager Risk: CLO managers may have limited operating histories and may be subject to conflicts of interest, including managing the assets of other clients and other investment vehicles or otherwise receiving fees that may incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance of the CLO manager, may adversely impact the performance of the CLOs in which the Fund invests.

Collateralized Loan Obligations (“CLOs”) Risk: CLOs are subject to credit, interest rate, valuation, and prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. The market value of CLOs may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets.

“Covenant-Lite” Risk: Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Credit Risk/Counterparty Risk. The ability, or perceived ability, of the issuer or guarantor of a debt security, or the counterparty (the party on the other side of the transaction) to a derivatives contract or other financial contract to meet its financial obligations will affect the value of the security or derivative. Counterparty and credit risk are especially important in the context of privately negotiated instruments. The Fund expects to enter into certain privately negotiated agreements where the counterparty assumes the physical settlement obligations of the Fund under such transactions. Under this type of arrangement, there is a risk that the relevant counterparty or intermediary would, due to insolvency or other reasons, be unable to or fail to assume the physical settlement obligations of the Fund, in which case the Fund could be required to sell portfolio instruments at unfavorable times or prices or could have insufficient assets to satisfy its physical settlement obligations.

Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Fund assets allocated to lower-rated securities generally will increase the credit risk to which the Fund is subject. Not all securities in which the Fund invests are rated. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Debt Obligations Risk: Debt obligations are fixed income investments that are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, will depend on the ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Appropriate derivatives may not be available in all circumstances for risk management or other purposes for which the Fund seeks to use them. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives can make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Distressed and Defaulted Securities Risk: Distressed and defaulted securities are subject to particularly high credit risk, market risk and illiquidity risk. These securities are at a high risk for default, especially during economic downturns, and they are subject to greater volatility than securities of more stable issuers. To the extent that the Fund invests in bankrupt issuers, the Fund may be subject to litigation risks and costs.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of

PGIM Fixed Income ETFs 381

Notes to Financial Statements (continued)

inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will. Legislation passed in the U.S. could cause securities of a foreign issuer to be delisted from U.S. stock exchanges if the issuer does not allow the U.S. government to inspect or investigate the auditing of its financial information. If securities are delisted, the Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. A Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

ETF Shares Trading Risk: Fund shares are listed for trading on an exchange (the “Exchange”) and the shares are bought and sold in the secondary market at market prices. The market prices of the shares of the Fund are expected to fluctuate in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for shares of the Fund. During periods of stressed market conditions, the market for the shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio investments.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares of the Fund (including through a trading halt), as well as other factors, may result in the Fund’s shares trading on the Exchange significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings.

Cost of Buying or Selling Shares: When you buy or sell shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of shares of the Fund, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume, the spread of the Fund’s underlying securities, and market liquidity and may increase if the Fund’s trading volume or market liquidity decreases, or if the spread on the Fund’s underlying securities increases.

No Guarantee of Active Trading Market Risk: While shares of the Fund are listed on the Exchange, there can be no assurance that active trading markets for the shares will develop or be maintained by market makers or by Authorized Participants. The distributor of the Fund’s shares does not maintain a secondary market in the shares.

Floating Rate and Other Loans Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an OTC market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

To the extent that the underlying securities or other instruments held by the Fund trade on foreign exchanges or in foreign markets that are closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s underlying securities or other instruments trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations may result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Fund of Funds Risk: The Fund may, from time to time, seek to gain exposure to the securities that are the focus of its investment program by investing in ETFs, mutual funds, public or private collective investment vehicles or other underlying funds (collectively, “underlying funds”). The value of an investment in the Fund will be related to the investment performance of any underlying funds in which it may invest. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with such underlying funds and their investments. Because the Fund’s allocation among underlying funds and direct investments will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an underlying fund will also expose the Fund to a pro rata portion of the underlying fund’s fees and expenses. In addition, one underlying fund may buy the same securities that another underlying fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose. The Fund will bear the risk that the shares of an underlying fund may be illiquid or difficult to sell at a price equal to their current value, which may result in losses to the Fund. To the extent the Fund invests in ETFs or other underlying funds traded on an exchange, the Fund will bear the risk that the market price at which it acquires or sells shares in the underlying fund may not reflect the value of the underlying fund’s assets. If the Fund acquires shares of an affiliated underlying fund, the Fund may be subject to regulatory limits, trading restrictions or other limitations that may impede the Fund’s ability to transact in shares of the underlying fund for periods of time.

Insured Municipal Bonds Risk: The Fund may purchase municipal bonds that are insured to attempt to reduce credit risk. Although insurance coverage reduces credit risk by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against market fluctuations of insured bonds or fluctuations in the price of the shares of the Fund. An insured municipal bond fluctuates in value largely based on factors relating to the insurer’s creditworthiness or ability to satisfy its obligations. The Fund cannot be certain that any insurance company will make the payments it guarantees.

Interest Rate Risk: The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment. When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) may cause fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by its subadviser. In addition, an economic downturn or period of rising interest rates could adversely affect

PGIM Fixed Income ETFs 383

Notes to Financial Statements (continued)

the market for fixed-income securities and reduce the Fund’s ability to sell such securities at desirable times or prices, which could negatively impact the performance of the Fund.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Leverage Risk: Certain transactions in which the Fund may engage may give rise to leverage. The use of leverageexaggerates the effect of any increase or decrease in the value of the Fund’s holdings, and makes any change in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of investment return. The Fund may be required to pledge its assets or post margin in connection with certain borrowings or derivatives transactions that involve leverage. There is a possibility that posting or pledging a large portion of the assets of the Fund could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations or that the Fund may be required to dispose of some of its investment at unfavorable prices or times.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Loan Liquidity and Settlement Risk: The Fund’s investments in loans may subject it to additional illiquidity risks. Loans generally are subject to legal or contractual restrictions on resale. The liquidity of loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. For example, if the credit quality of a loan unexpectedly declines significantly, secondary market trading in that loan can also decline for a period of time. During periods of infrequent trading, valuing a loan can be more difficult and buying and selling a loan at an acceptable price can be more difficult and delayed. Difficulty in selling a loan can result in a loss. Certain of the Fund’s assets may be invested in assets that are considerably less liquid than debt instruments traded on national exchanges. Market quotations for such assets may be volatile and/or subject to large spreads between bid and ask prices. Loans trade in an over-the-counter market, and confirmation and settlement may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds within the allowable time periods stated in the Fund’s prospectus. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments or borrow from banks.

The Fund may borrow to meet redemptions and may choose to keep such borrowings outstanding until loans or other portfolio transactions settle or for other extended periods. During the period when borrowings are outstanding, the Fund will incur interest expense. The Fund’s portfolio may also be subject to greater volatility during periods of borrowing, which can have an adverse impact on the Fund’s net asset value. The Fund will be required to maintain specified asset coverage by applicable federal securities laws and the terms of its credit facility with the lender with respect to its borrowings. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors cause the Fund to fail to meet its asset coverage requirements.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including the U.S. and Israeli military operation against Iran, Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as the Middle East, South America, Eastern Europe, and Asia, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

Recent policy decisions of the U.S. government and governments of foreign countries may increase geopolitical risks that could adversely affect the investment performance of the Fund. These policies have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets. Actions taken by the U.S. government and governments of foreign countries in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests. The risk of such events has meaningfully increased in recent periods due to heightened international tensions stemming from rivalry among the world’s dominant economic and military powers.

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Money Market Instruments Risk: The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of those instruments. If a significant amount of the Fund’s assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Municipal Bonds and Notes Risk: Municipal bonds are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to municipal bond market movements. Municipal bonds are also subject to the risk that potential future legislative changes relating to tax or the rights of municipal bond holders, for example in connection with an insolvency, could affect the market for and value of municipal bonds, which may adversely affect the Fund’s yield or the value of the Fund’s investments in municipal bonds. Certain municipal bonds with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. If the Fund invests a substantial amount of its assets in issuers located in a single region, state or city, there is an increased risk that environmental, economic, political and social conditions in those regions will have a significant impact on the Fund’s investment performance. For example, municipal securities of a particular state are vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health epidemics, social unrest and catastrophic natural disasters, such as hurricanes or earthquakes. Many municipal bonds are also subject to prepayment risk, which is the risk that when interest rates fall, issuers may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at a lower interest rate. In addition, income from municipal bonds could be declared taxable because of non-compliant conduct of a bond issuer. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

PGIM Fixed Income ETFs 385

Notes to Financial Statements (continued)

Municipal Lease Obligations Risk: Municipal lease obligations are typically not subject to the statutory and constitutional requirements of other municipal securities, including voter approval and debt limits. Because municipal lease obligations generally are backed by revenues from a particular source or depend on future appropriations by municipalities and are not obligations of their issuers, they are typically less secure than most municipal obligations. Many municipal leases contain non-appropriation clauses under which the municipality may elect annually not to appropriate funds for future lease payments. Non-appropriation lease obligations are secured only by the leased property, and disposition of the property in the event of foreclosure could prove difficult. Municipal lease obligations may not have an active trading market, which may make it difficult for the Fund to sell them quickly or at an attractive price.

New/Small Fund Risk: The Fund recently commenced operations and has a limited operating history. As a new and relatively small fund, the Fund’s performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Since the Fund is new, an active secondary market for the shares of the Fund may not develop or may not continue once developed. Shareholders holding large blocks of shares of the Fund, including the Manager and its affiliates, may hold their shares for long periods of time, which may lead to reduced trading volumes, wider trading spreads and impede the development or maintenance of an active secondary trading market for Fund shares. These large shareholders may also loan or sell all or a portion of their Fund shares, which may result in increasing concentration of Fund shares in a small number of holders, and the potential for large redemptions, decreases in Fund assets and increased expenses for remaining shareholders.

Non-Money Market Fund Risk: The Fund is not a money market fund. The Fund does not seek to maintain a stable net asset value (NAV) of $1.00 per share. The Fund’s NAV and market value will fluctuate every day and these fluctuations may be significant on certain days. Also, the Fund is not subject to the liquidity requirements and investment and credit quality restrictions applicable to money market funds. There can be no guarantee that the Fund will generate higher returns than money market funds.

Portfolio Turnover Risk: The Fund may engage in active and frequent trading leading to an increased portfolio turnover rate. Under certain market conditions, the Fund’s portfolio turnover rate may be higher than that of other funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

Structured Products Risk: Holders of structured product securities bear risks of the underlying investments, index or reference obligation. Certain structured products may be thinly traded or have a limited trading market, and as a result may be characterized as illiquid. The possible lack of a liquid secondary market for structured securities and the resulting inability of the Fund to sell a structured security could expose the Fund to losses and could make structured securities more difficult for the Fund to value accurately, which may also result in additional costs. Structured products are also subject to credit risk; the assets backing the structured product may be insufficient to pay interest or principal. In addition to the general risks associated with investments in fixed income, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured securities are generally privately negotiated debt obligations where the principal and/or interest or value of the structured security is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference instrument”), and changes in the reference instrument or security may cause significant price fluctuations, or could cause the interest rate on the structured security to be reduced to zero. Holders of structured products indirectly bear risks associated with the reference instrument, are subject to counterparty risk and typically do not have direct rights against the reference instrument. Structured products may also entail structural complexity and documentation risk and there is no guarantee that the courts or administrators will interpret the priority of principal and interest payments as expected.

U.S. Government and Agency Securities Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Further, the U.S. Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. Such controversy or uncertainty could, among other things, result in the credit quality rating of the U.S. Government being downgraded and reduced prices of U.S. Treasury securities. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Fund, which could have a negative impact on the Fund. An increase in demand for U.S. Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

Variable and Floating Rate Bonds Risk: Variable and floating rate bonds are subject to credit risk, market risk and interest rate risk. In addition, the absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults. The settlement period for such bonds can be longer than seven days.

Zero Coupon Bond Risk: Zero coupon bonds may experience greater volatility in market value due to changes in interest rates. The Fund accrues income on the discount amortization of these investments, which it is required to distribute each year. The Fund may be required to sell investments to obtain cash needed for income distributions.

10.	Recent Accounting Pronouncement and Regulatory Developments

In September 2026, the FASB issued Accounting Standards Update (ASU) 2026-03, Fair Value Measurement (Topic 820): Investment Companies with Equity Securities Subject to Contractual Sale Restrictions. The ASU requires investment companies to incorporate contractual sale restrictions into the fair value measurement of affected equity securities and disclose the amount of any related valuation discount. The guidance is effective for fiscal years beginning after December 15, 2027, with early adoption permitted. Management is currently evaluating the impact of adopting this guidance on its financial statements.

11.	Subsequent Event

Each Fund’s management evaluated subsequent events through the date of issuance of the financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the financial statements as of August 31, 2026.

PGIM Fixed Income ETFs 387

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PGIM ETF Trust and Shareholders of PGIM AAA CLO ETF, PGIM AAA CLO Aggregate Duration ETF, PGIM Active Aggregate Bond ETF, PGIM Active High Yield Bond ETF, PGIM Corporate Bond 0-5 Year ETF, PGIM Corporate Bond 5-10 Year ETF, PGIM Corporate Bond 10+ Year ETF, PGIM Floating Rate Income ETF, PGIM Municipal Income Opportunities ETF, PGIM Securitized Income ETF, PGIM Short Duration High Yield ETF, PGIM Short Duration Multi-Sector Bond ETF, PGIM Total Return Bond ETF, PGIM Ultra Short Bond ETF and PGIM Ultra Short Municipal Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (fifteen of the funds constituting PGIM ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2026, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of August 31, 2026, the results of each of their operations and the changes in each of their net assets, for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

PGIM AAA CLO ETF (1)	PGIM Municipal Income Opportunities ETF (1)
PGIM AAA CLO Aggregate Duration ETF (3)	PGIM Securitized Income ETF (3)
PGIM Active Aggregate Bond ETF (1)	PGIM Short Duration High Yield ETF (1)
PGIM Active High Yield Bond ETF (1)	PGIM Short Duration Multi-Sector Bond ETF (1)
PGIM Corporate Bond 0-5 Year ETF (2)	PGIM Total Return Bond ETF (1)
PGIM Corporate Bond 5-10 Year ETF (2)	PGIM Ultra Short Bond ETF (1)
PGIM Corporate Bond 10+ Year ETF (2)	PGIM Ultra Short Municipal Bond ETF (1)
PGIM Floating Rate Income ETF (1)

(1) Statement of operations for the year ended August 31, 2026 and statement of changes in net assets for the years ended August 31, 2026 and 2025

(2) Statement of operations for the year ended August 31, 2026 and statement of changes in net assets for the year ended August 31, 2026 and the period July 29, 2025 (commencement of operations) through August 31, 2025

(3) Statement of operations and statement of changes in net assets for the period June 1, 2026 (commencement of operations) through August 31, 2026

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026 by correspondence with the custodian, transfer agents, issuers of privately held securities, brokers and agent banks; when replies were not received from transfer agents, brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

October 22, 2026

We have served as the auditor of one or more investment companies in PGIM Retail Funds complex since 2020.

Other Information

Form N-CSR Item 8 - Changes in and Disagreements with Accountants for Open-End Management Investment Companies - None.

Form N-CSR Item 9 - Proxy Disclosures for Open-End Management Investment Companies - None.

Form N-CSR Item 10 - Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies - Because the Manager has agreed in the Management Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, the Manager pays the compensation to each Independent Trustee for services to the Funds from the management fee. The management fee is included within the Statement of Operations of the financial statements filed under Item 7 of this Form.

Form N-CSR Item 11 - Statement Regarding Basis for Approval of Investment Advisory Contract.

Approval of Advisory Agreements

PGIM Active Aggregate Bond ETF

PGIM Active High Yield Bond ETF

PGIM Floating Rate Income ETF

PGIM Total Return Bond ETF

PGIM Ultra Short Bond ETF

PGIM AAA CLO ETF

PGIM Short Duration Multi-Sector Bond ETF

PGIM Short Duration High Yield ETF

PGIM Municipal Income Opportunities ETF

PGIM Ultra Short Municipal Bond ETF

PGIM Corporate Bond 0-5 Year ETF

PGIM Corporate Bond 5-10 Year ETF

PGIM Corporate Bond 10+ Year ETF

The Funds’ Board of Trustees

The Board of Trustees (the “Board”) of PGIM Active Aggregate Bond ETF, PGIM Active High Yield Bond ETF, PGIM Floating Rate Income ETF, PGIM Total Return Bond ETF and PGIM Ultra Short Bond ETF, PGIM AAA CLO ETF, PGIM Short Duration Multi-Sector Bond ETF, PGIM Short Duration High Yield ETF, PGIM Municipal Income Opportunities ETF, PGIM Ultra Short Municipal Bond ETF, PGIM Corporate Bond 0-5 Year ETF, PGIM Corporate Bond 5-10 Year ETF, and PGIM Corporate Bond 10+ Year ETF (each, a “Fund, and collectively, the “Funds”)1 consists of ten individuals, eight of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and each Fund’s subadvisory agreement with PGIM, Inc. on behalf of its PGIM Credit investment group (“PGIM Credit”) and PGIM Limited (“PGIML”), as applicable. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 1 and 9-10, 2026 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2027, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIML and PGIM Credit. Also, the Board considered comparisons with other mutual funds in relevant peer universes and peer groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadvisers and, as applicable, its affiliates, the performance of each Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve an agreement with respect to each Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular and special Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

[1]	Each of the Funds is a series of PGIM ETF Trust.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between each Fund and PGIM Investments, which serves as each Fund’s investment manager pursuant to management agreements with each Fund, and between PGIM Investments and each of PGIML and PGIM Credit, as applicable, which serve as the Funds’ subadvisers pursuant to the terms of their respective subadvisory agreements with PGIM Investments, are in the best interests of each Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment. The Board considered the approval of the agreements for the Fund as part of its consideration of agreements for multiple funds, but its approvals were made on a fund-by-fund basis.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PGIM Investments, PGIML and PGIM Credit. The Board noted that PGIML and PGIM Credit are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser(s) for each Fund, as well as the provision of accounting oversight, fund recordkeeping, compliance and other services to each Fund, such as PGIM Investments’ role as administrator of each Fund’s liquidity risk management program and as valuation designee. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Funds who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIML and PGIM Credit, including investment research and security selection, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of each Fund, PGIML and PGIM Credit, and also considered the qualifications, backgrounds and responsibilities of the PGIML and PGIM Credit portfolio managers who are responsible for the day-to-day management of the portfolio for their respective Fund(s). The Board was provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIML and PGIM Credit. The Board also noted that it received favorable compliance reports from each Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIML and PGIM Credit.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, and the subadvisory services provided to each Fund by PGIML and PGIM Credit, as applicable, and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PGIM Investments, PGIML and PGIM Credit under the management agreements and the subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as each Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations of direct and indirect costs, and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as each Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of each

Visit our website at pgim.com/investments

Fund, the management fees of each Fund compared to those of similarly managed funds and PGIM Investments’ investment in each Fund over time. The Board noted that economies of scale can be shared with each Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of each Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIML and PGIM Credit

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIML, PGIM Credit and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by each Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with each Fund. The Board concluded that the potential benefits to be derived by PGIML and PGIM Credit included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputation. The Board concluded that the benefits derived by PGIM Investments, PGIML and PGIM Credit were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of each Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of each Fund for the one-, three-, five- and ten-year periods, as applicable, ended December 31, 2025.

The Board also considered each Fund’s actual management fee, as well as each Fund’s net total expense ratio, for the fiscal period ended August 31, 2025. The Board considered the management fee for each Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a peer group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the peer universe, which was used to consider performance, and the peer group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental peer universe or peer group information for reasons addressed with the Board. The comparisons placed each Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Fund’s performance, fees and overall expenses. The tables set forth net performance comparisons for each Fund (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the peer universe, actual management fees with the peer group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the peer group, each of which were key factors considered by the Board.

PGIM Active Aggregate Bond ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	N/A	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over the one- and three-year periods.
●

The Board noted that to the extent the Fund invests in another ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

PGIM Active High Yield Bond ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	2nd Quartile	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over the one-, three- and five-year periods.
●

The Board noted that to the extent the Fund invests in another ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Floating Rate Income ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	N/A	N/A

Actual Management Fees: 4th Quartile

Net Total Expenses: 4th Quartile

●	The Board noted that the Fund outperformed its benchmark index over the three-year period and underperformed its benchmark index over the one-year period.
●

The Board noted that to the extent the Fund invests in another ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Total Return Bond ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	N/A	N/A

Actual Management Fees: 3rd Quartile

Net Total Expenses: 3rd Quartile

●	The Board noted that the Fund outperformed its benchmark index over the one- and three-year periods.
●

The Board noted that to the extent the Fund invests in another ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

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PGIM Ultra Short Bond ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over all periods.
●

The Board noted that to the extent the Fund invests in another ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM AAA CLO ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	N/A	N/A	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

●	The Board noted that the Fund underperformed its benchmark index over the one-year period.
●	The Board noted that the Fund commenced operations on July 19, 2023 and that longer-term performance was not available.
●

The Board noted that to the extent the Fund invests in another ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Short Duration Multi-Sector Bond ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	N/A	N/A	N/A

Actual Management Fees: 3rd Quartile

Net Total Expenses: 3rd Quartile

●	The Board noted that the Fund outperformed its benchmark index over the one-year period.
●	The Board noted that the Fund commenced operations on July 19, 2023 and that longer term performance was not available.
●

The Board noted that to the extent the Fund invests in another ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Short Duration High Yield ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	N/A	N/A	N/A

Actual Management Fees: 2nd Quartile

Net Total Expenses: 2nd Quartile

●	The Board noted that the Fund underperformed its benchmark index over the one-year period.

PGIM Fixed Income ETFs

Approval of Advisory Agreements (continued)

●	The Board noted that the Fund commenced operations on December 14, 2023 and that longer term performance was not available.
●

The Board noted that to the extent the Fund invests in another ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Municipal Income Opportunities ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	N/A	N/A	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over the one-year period.
●	The Board noted that the Fund commenced operations on June 14, 2024 and that longer term performance was not available.
●

The Board noted that to the extent the Fund invests in another ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Ultra Short Municipal Bond ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	N/A	N/A	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

●	The Board noted that the Fund underperformed its benchmark index over the one-year period.
●	The Board noted that the Fund commenced operations on June 24, 2024 and that longer term performance was not available.
●

The Board noted that to the extent the Fund invests in another ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Corporate Bond 0-5 Year ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	N/A	N/A	N/A	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

●	The Board noted that the Fund commenced operations on July 29, 2025 and that longer term performance was not available.
●

The Board noted that to the extent the Fund invests in another ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF.

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●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Corporate Bond 5-10 Year ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	N/A	N/A	N/A	N/A

Actual Management Fees: 2nd Quartile

Net Total Expenses: 2nd Quartile

●	The Board noted that the Fund commenced operations on July 29, 2025 and that longer term performance was not available.
●

The Board noted that to the extent the Fund invests in another ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Corporate Bond 10+ Year ETF

Net Performance	1 Year	3 Years	5 Years	10 Years
	N/A	N/A	N/A	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

●	The Board noted that the Fund commenced operations on July 29, 2025 and that longer term performance was not available.
●

The Board noted that to the extent the Fund invests in another ETF advised by PGIM Investments (“PGIM ETF”), PGIM Investments will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of each Fund and its shareholders.

PGIM Fixed Income ETFs

Approval of Advisory Agreements

Consideration of organization and offering of PGIM AAA CLO Aggregate Duration ETF and PGIM Securitized Income ETF

Initial Approval of the Fund’s Advisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board considered the proposed management agreements with PGIM Investments LLC (the Manager) and the proposed subadvisory agreements between the Manager and PGIM Inc. (PGIM), through its PGIM Private/Public Income division (PGIM Public/Private Fixed Income) to serve as the subadviser (the Subadviser) with respect to each of the PGIM AAA CLO Aggregate Duration ETF (AAA CLO Aggregate Duration ETF) and PGIM Securitized Income ETF (Securitized Income ETF, and together with AAA CLO Aggregate Duration ETF, the Funds).

The Board, including all of the Independent Trustees, met on March 4, 2026 (the Meeting) and approved the agreements for an initial two-year period, after concluding that approval of the agreements was in the best interests of the Funds.

In advance of the Meeting, the Board requested and received materials relating to the agreements and had the opportunity to ask questions and request further information in connection with its considerations.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Funds by the Manager and the Subadviser; any relevant comparable performance information and the Subadviser’s qualifications and track record in serving other affiliated funds; and the fees proposed to be paid by the Funds to the Manager and by the Manager to the Subadviser under the agreements. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the Meeting. The Board also considered information that the Trustees received throughout the year regarding the Manager and the Subadviser in their capacity as directors or trustees of other funds in the Prudential organization (PGIM Retail Funds). In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Funds.

The Trustees determined that the overall arrangements between the Funds and the Manager, which will serve as each Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as each Fund’s subadviser pursuant to the terms of a subadvisory agreement, are appropriate in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

A summary of certain factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are discussed below.

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the Meeting, including information relating to the approval and renewal, as applicable, of the management agreements between the Manager and the other PGIM Retail Funds, as well as information received at other regular meetings throughout the year of the PGIM Retail Funds, regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of the Subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Funds. With respect to the Manager’s oversight of the Subadviser, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the Subadviser. The Board also noted that the Manager assumes certain expenses under each Fund’s unitary management fee.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Funds and the Subadviser and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer as to the Manager for services provided to other PGIM Retail Funds. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other PGIM Retail Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreements for the Funds would be similar in nature to those provided under the other management agreements for ETFs managed by the Manager.

With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser at the Meeting, including information relating to the approval and renewal, as applicable, of subadvisory agreements between the Manager and the

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Subadviser with respect to other PGIM Retail Funds, as well as at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Subadviser. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Funds’ portfolios, as well as information on the Subadviser’s organizational structure, senior management, investment operations and other relevant information. The Board also considered the Subadviser’s experience managing other similar investment strategies. The Board further noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer as to the Subadviser for services provided to other PGIM Retail Funds. The Board noted that the Subadviser is affiliated with the Manager. The Board noted that it was satisfied with the nature, quality and extent of services provided by the Subadviser with respect to the other PGIM Retail Funds served by the Subadviser and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Subadviser under the subadvisory agreements for the Funds would be similar in nature to those provided under the other subadvisory agreements.

Performance

Because the Funds had not yet commenced operations, no investment performance for the Funds existed for Board review. The Board considered the background and professional experience of the proposed portfolio management team for the Funds and the performance of the Subadviser in managing other PGIM Retail Funds. The Board took note that the Manager will provide information relating to performance to the Board in connection with future annual reviews of the management agreements and subadvisory agreements.

Fee Rates

The Board considered the proposed management fees to be paid by the Funds to the Manager and the compensation to be paid by the Manager to the Subadviser. The Board considered the nature of each management fee as a unitary fee and that the Manager would be responsible for the Funds’ expenses (including payments to the Subadviser) except for those expenses reflected in the management agreements as remaining the responsibility of the Funds.

The Board considered information provided by the Manager comparing the Funds’ proposed unitary management fee rates (i.e., total expense ratio) to each Fund’s respective Lipper 15(c) Peer Group. The Board noted that each Fund’s management fee was in the first quartile of its respective Lipper 15(c) Peer Group. The Board also considered the Manager’s assertion that it expected to incur a subsidy cost to support each Fund’s unitary fee for a period of time. The Board also considered the fee the Manager would pay to the Subadviser under the subadvisory agreement.

The Board concluded that each Fund’s proposed management fee and total expenses were reasonable in light of the services to be provided.

Profitability

Because the Funds had not yet commenced operations and the actual asset base of the Funds had not yet been determined, the Board noted that there was no historical profitability information with respect to the Funds to be reviewed. The Board noted that it would review profitability information in connection with future annual renewals of the management agreements and subadvisory agreements.

Economies of Scale

Because the Funds had not yet commenced operations and the actual asset base of the Funds had not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Funds to be reviewed. The Board noted that it would review such information in connection with future annual renewals of the management agreements and subadvisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Funds. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other affiliated funds managed by the Manager, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by subadvisers to the PGIM Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

***

After consideration of these and other factors, the Board concluded that the approval of the agreements was in the best interests of the Funds.

PGIM Fixed Income ETFs

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 18 –	Recovery of Erroneously Awarded Compensation – Not applicable.

Item 19 –	Exhibits

(a)(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2)	Policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 – Not applicable.

(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.CERT.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – Not applicable.

(a)(5)	Change in the registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM ETF Trust

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	October 22, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 22, 2026

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	October 22, 2026